UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07651

Voya Variable Portfolios, Inc.

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
December 31, 2018
Classes ADV, I, R6, S, S2 and T
Voya Variable Product Funds
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Voya Balanced Portfolio

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Voya Global Equity Portfolio

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Voya Government Money Market Portfolio

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Voya Growth and Income Portfolio

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Voya Intermediate Bond Portfolio

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Voya Small Company Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available: on www.voyainvestments.com and without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Setting Sail for the New Year
Dear Shareholder,
The markets closed out 2018 with a month of tumult — we believe investors became more risk-averse as they assessed the anticipated effects of higher interest rates and slowing corporate earnings, as well as potential economic deceleration in the U.S. and China and trade tensions between the two. There continues to be intense movement in the equity and bond markets, causing a lot of day-to-day volatility for investors to digest.
As we look ahead to 2019, we believe that economic and earnings growth will slow but not stall. The U.S. Federal Reserve Board (“Fed”) has signaled that it will be patient about raising interest rates further, which we believe may help ease pressures on the economy and the financial markets. Economic momentum in the U.S. is still above trend growth and the Fed’s gradual approach means a slowdown is likely to unfold over a multi-year period, which should give markets enough time to adjust expectations, in our opinion.
We do not think investors should view current conditions as a reason to alter their long-term investment strategies. In our view, it is not advisable to abandon diversified positions seeking to sidestep impending risks, or to crowd into areas of strong returns to seek to avoid losses. Instead, we believe investors should continue to spread their exposure across multiple asset classes, sectors and regions, to mitigate concentration risk. In our view, the best response remains to have a plan, diversify and carefully discuss any contemplated portfolio changes with your investment advisor.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
December 31, 2018
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Market Perspective: Year Ended December 31, 2018

In our semi-annual report we described the market turmoil in early 2018. Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, suffered its first monthly loss in February after 15 consecutive monthly gains. Another loss followed in March and by the end of June the Index was up a slim 1.29% in 2018. The next four months saw the Index gain 5.6%, led by the U.S., with sentiment resilient in the face of the worries that had set them back. However, in October the clouds gathered again, markets retreated, and after a small reprieve in November, losses accelerated to leave the Index down 7.38% for the fiscal year. (The Index returned -8.71% for the year ended December 31, 2018, measured in U.S. dollars.)
It had been the prospect of an imminent rise in U.S. interest rates that had roiled markets in February. Then, in March, the White House announced tariffs of 25% on imported steel and 10% on aluminum, which would take effect at the beginning of June.
Concerns about a trade war and rising U.S. interest rates continued throughout the period. After months of threats, the trade war risk was ratcheted up on September 17th when the President announced tariffs of 10% on Chinese imports, including day-to-day consumer goods, valued at some $200 billion. The rate would increase to 25% at the beginning of 2019. The next day, China replied with 5% to 10% tariffs of its own on $60 billion of U.S. exports. In early December, after a face-to-face meeting between President Trump and his Chinese counterpart Xi Jinping, new tariffs were postponed for 90 days while the sides, evidently far apart, held negotiations.
Interest rate concerns were rooted in the ever-strengthening labor market. The Federal Open Market Committee (“FOMC”) was already committed to policy “normalization”, i.e. a retreat from historically low short-term rates. There was nothing in successive employment reports likely to divert them. The December report announced an unemployment rate of 3.67%, the lowest since 1969.
The latest wage growth figure of 3.1% year-over-year was the highest since 2009, but it did not seem like an inflationary threat. The measure preferred by the U.S. Federal Reserve Board (“Fed”): core Personal Consumption Expenditures inflation, hovered around the target level of 2.0% without breaking through. But as September ended, the 10-year Treasury yield, unable earlier in 2018 to hold a level above 3%, had done so for nine straight days.
Perhaps it was the speed of rising Treasury yields: 2.88% to 3.23% in 22 days to October 5, which shook investors’ confidence, and Fed Chairman Powell’s remark on October 4 that the federal funds rate was “a long way from neutral”. In December, the FOMC raised rates for the fourth time this year, from 2.25% to 2.50%. Markets had hoped that Powell might then signal a pause, to evaluate further data. Instead, he signaled two more increases in 2019.
As 2018 ended, the 10-year Treasury yield was back down to 2.69%. But it provided little comfort. Commentators increasingly fretted that the best days of global growth and corporate profits were over, and a full-blown trade war would only weaken both. Growth in Europe and China was declining. The price of oil was down about 40% since early October. In the U.S., the boost from tax cuts and increased government spending that had helped propel annualized GDP growth to 4.2% in the second quarter and 3.4% in the third, would fade. The housing market had been weakening for months. For corporations, costs were rising and the strong dollar was depressing overseas earnings. With part of the government shut down through Congressional gridlock, the White House, within a final barrage of tweets, declared, “The only problem our economy has is the Fed.” Happy New Year.
In U.S. fixed income markets, the Treasury yield curve rose and flattened over the fiscal year. The Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained just 0.01%; the Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index lost 2.51%, amid heavy issuance of BBB paper, while the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) fell 2.08%. The Bloomberg Barclays Short Treasury Index was among the best performers, gaining 1.88%.
U.S. equities, represented by the S&P 500® Index including dividends, fell 4.38% after the worst December since 1931. The earnings per share of constituent companies grew by about 25% year-over-year in the first three quarters of 2018, the most since 2010, but estimates for 2019 were sharply lower. Health care was the top performer, up 6.47%. Energy was the weakest sector, down 18.10%, as oil prices tumbled.
In currencies, the dollar rose 5.47% against the euro and 5.52% against the pound but lost 2.67% against the yen. From mid-April, after sustained weakness, the dollar powered ahead, as strong U.S. economic data increasingly left the rest of the world behind, only to drift lower in the fraught final days.
International markets were also shaken by the concerns described above. MSCI Japan® Index slumped 15.15% for the year. This market is sensitive to slowing global growth, particularly in China and its own vulnerability to a trade war. MSCI Europe ex UK® Index dropped 11.31%. To add to the dampening effects of faltering economic indicators and threats to global trade, the election of a high-spending populist government in Italy posed a new challenge to the euro itself. MSCI UK® Index fell 8.82%. Pessimism about an increasingly likely no-deal Brexit and global growth hit financials, while weakness in one heavily-weighted consumer staples constituent contributed about 30% of the over-all loss.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays Short Treasury Index	The index measures the performance of U.S. Treasury securities that have a remaining maturity between one and twelve months.
iMoneyNet Government Institutional Index	The average return for a category of money market funds that includes all government institutional funds: Treasury Institutional, Treasury and Repo Institutional and Government and Agencies Institutional.
MSCI All Country World IndexSM	A free-float adjusted market capitalization index that is designed to measure equity performance in the global developed and emerging markets.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell 3000® Index	An index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk® Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

*
The S&P 500® Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Voya Financial. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Voya Financial Product(s) is/are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.

3

Voya Balanced Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2018 (as a percentage of net assets)

Common Stock	42.8%
Exchange-Traded Funds	20.0%
Corporate Bonds/Notes	8.7%
U.S. Government Agency Obligations	5.6%
Mutual Funds	4.9%
Collateralized Mortgage Obligations	4.2%
Asset-Backed Securities	3.5%
U.S. Treasury Obligations	3.4%
Commercial Mortgage-Backed Securities	1.5%
Foreign Government Bonds	0.4%
Preferred Stock	0.0%
Rights	0.0%
Assets in Excess of Other Liabilities*	5.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Balanced Portfolio (the “Portfolio”) seeks total return consisting of capital appreciation (both realized and unrealized) and current income; the secondary investment objective is long-term capital appreciation. The Portfolio uses an asset allocation strategy (“Strategic Asset Allocation”) to invest in a diversified portfolio of various asset classes and investment strategies. The Portfolio is managed by Christopher F. Corapi, Paul Zemsky, CFA, Barbara Reinhard, CFA, and Matthew Toms, CFA Portfolio Managers* of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: For the year ended December 31, 2018, the Portfolio’s Class I shares provided a total return of  -6.83% compared to the S&P Target Risk® Growth Index, Bloomberg Barclays U.S. Aggregate Bond Index, MSCI EAFE® Index and Russell 3000® Index, which returned -5.46%, 0.01%, -13.79% and -5.24%, respectively, for the same period.
Portfolio Specifics: The Portfolio started 2018 favoring equities over fixed income, with overweight positions in Japanese and emerging markets (“EM”) equities and underweight to developed international equities and high yield. The Portfolio also maintained its tactical overweight to domestic large growth to reduce the value bias in its strategic allocation.
In January, the Portfolio lowered its REITs position given the asset class’ historically negative beta to interest rates, which were potentially breaking into a higher range. The proceeds from the sale were allocated to U.S. large cap equities.
In March, the Portfolio closed its Japanese equities (U.S. dollar hedged) positions. The supporting thesis, that the Bank of Japan would keep the currency relatively weak, had failed to materialize. As an exporting nation, the strengthening of the yen over the period of the position was a headwind for Japanese equities. Proceeds from the sale were split between U.S. large cap and international equities.
At the end of April, we concluded the annual strategic asset allocation review with the primary allocation shift being an increase in
Top Ten Holdings as of December 31, 2018* (as a percentage of net assets)

iShares Core MSCI Emerging Markets ETF	7.1%
iShares Russell 1000 Value ETF	4.4%
iShares 1-3 Year Treasury Bond ETF	4.0%
Voya Floating Rate Fund - Class P	3.0%
Invesco Senior Loan ETF	2.0%
Credit Suisse Commodity Return Strategy Fund - Class I	1.5%
United States Treasury Note, 3.125%, 11/15/28	1.4%
iShares Core S&P 500 ETF	1.0%
Microsoft Corp.	0.9%
Apple, Inc.	0.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
EM equities funded by lowering the allocation to U.S. mid cap equities.
In June, the Portfolio enacted an underweight position to EM equities, splitting the proceeds between U.S. large cap equities and short duration bonds. At the time of the trade, the valuation of EM equities was not providing sufficient support against a worsening business outlook or renewed political uncertainty in the region.
In July, the Portfolio exited from high yield, reallocating the assets to core U.S. fixed income and short duration bonds. This was a tactical view that represented de-risking fixed income positions, given our views that both the credit and business cycles were in their latter stages.
In September, the Portfolio further reduced its exposure to EM equities in favor of domestic large cap equities. At the time of the trade, EM equities were entrenched in a bear market, having fallen 20% from their most recent peak. Even at those levels we found the valuation to be still in line with its EM’s five-year average and thus capable of moving another leg lower before valuations once again became attractive. On the fundamental side, economic data from China continued to show weakness through the summer, and copper prices and global ISM continued to slip.
We implemented two trades across the Portfolio in October. First, we increased duration in the Portfolio through the purchase of longer-maturity bonds, funded by reducing core U.S. fixed income. Second, we reduced the Portfolio’s exposure to shorter-maturity bonds and allocated the funds into EM equities, lessening our tactical underweight to EM.

4

Portfolio Managers’ Report	Voya Balanced Portfolio

In November, the Portfolio reduced its risk exposure, selling equities in favor of core U.S. fixed income. At the time of the trade, fundamental indicators showed the U.S. joining the rest of the world in a growth slowdown. Finally in December — based on concerns about muted future U.S. corporate earnings, continued interest-rate increases by the U.S. Federal Reserve Board (“Fed”) and the dimming outlook for the Eurozone — we further reduced the Portfolio’s equity exposures by selling U.S. mid cap and developed international equities and reinvesting the proceeds into fixed income.
Overall, tactical asset allocation moves relative to our strategic asset allocation had a positive impact.
Overall, underlying asset classes detracted from performance during the year. The fixed income sleeve and Voya Floating Rate Fund outperformed their respective benchmarks, while core stocks, domestic mid-cap stocks and international equities underperformed.
During the year, the Portfolios utilized derivatives to implement certain tactical positions to avoid significant manager disruption and provide the Portfolios with greater liquidity. Overall, the use of derivatives detracted from performance.
Current Strategy and Outlook: Risk assets sold off markedly during December, as investors reacted to statements from Federal Reserve officials, which suggested that interest rate hikes would continue apace in 2019. The United States led the charge lower as many global equity markets nursed losses during the year. Among the causes of weakness were economic deceleration in the U.S., weak data from China, trade geopolitics and the ongoing partial U.S. government shutdown. In our view, many indicators that tend to turn first around business cycle peaks are flashing red in several economies. The U.S. Treasury yield curve is flat by many measures; by some, it is inverted: the 12-month Treasury bill yield currently is higher than some other maturities. World trade volumes have slowed further in recent months and December business surveys remained weak in most major economies, in our view. Credit markets have not been immune to weakness. High yield spreads have gapped wider and in the investment grade sector spreads are widening on credit default swaps of some of the highest quality debt issuers. Concerns about covenant-lite issuance have pressured leveraged loans. We believe one of the few perceived “safe havens” have been U.S. Treasuries, as investors sought any port in the storm. Ten-year Treasury yields have declined to 2.68% from a high of 3.24% in early November.
We believe the composition of returns throughout December is noteworthy. The U.S. dollar held surprisingly steady, given the gyrations in U.S. markets. EM equities, while down, fared better than developed markets and the U.S., perhaps because EMs have been under steady pressure since June. We are closely watching the stimulus China has implemented to arrest its economic slowdown — while not yet on the scale seen in early 2016, we think it involves a meaningful number of initiatives. We are looking for a turn in the Chinese data in a few months.
Looking ahead, there is intense movement in the equity and bond markets, creating a lot of day-to-day volatility for investors to digest. This is where we believe that relying on our investment process of evaluating valuations, fundamentals and sentiment is critical. The quantitative data show on most measures equities have de-rated meaningfully over the past 12 months. At 14.5 times forward earnings, the U.S. equity market has not been this inexpensive since late 2013. The difficulty investors have with stepping in to buy at current valuations is an unclear handle on the earnings part of the ratio. Earnings revisions have been falling steadily, but even so, top-down forecasts are for 7% earnings growth in 2019, which looks to be a bit high in our view.
In terms of fundamentals, our models show rising probabilities of recession — not to the levels where one is imminent, but the deceleration in activity due to lapsing fiscal stimulus and Fed rate hikes is in fact biting. One only needs to see the cooling in the housing and auto sectors to observe the effect the rise in short-term rates has delivered over the past year. In our view, we need to see a trough in earnings revisions in the U.S. and globally, and a healing in the credit markets among other factors, to put in a durable bottom to equities. Lastly, investor sentiment is starting to reach oversold readings on a short-term view — but not yet as severely oversold as expected given the damage that has been inflicted on equities.
To be sure, sentiment can be a fickle factor, and there may be a meaningful counter-trend underway — sparked by dovish comments from the Fed. In these types of volatile conditions, to accept the risk of re-entering risk markets, we generally look for signals of adequate return potential from two of the three pillars of our investment process. Therefore, we believe a better clearing price for equities will unfold in the first half of 2019.

*
Effective May 1, 2018, Barbara Reinhard was added as a portfolio manager to the Portfolio. Christopher Corapi has announced he intends to retire effective on or about June 1, 2019. Accordingly, effective on or about June 1, 2019, Mr. Corapi will no longer serve as a portfolio manager for the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
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Voya Balanced Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year
Class I	-6.83%	3.74%	7.90%
Class S	-7.03%	3.49%	7.63%
S&P Target Risk® Growth Index	-5.46%	4.47%	8.14%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.48%
MSCI EAFE® Index	-13.79%	0.53%	6.32%
Russell 3000® Index	-5.24%	7.91%	13.18%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Balanced Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

6

Portfolio Managers’ Report	Voya Global Equity Portfolio

Geographic Diversification as of December 31, 2018 (as a percentage of net assets)

United States	58.5%
Japan	9.4%
United Kingdom	5.5%
Canada	3.7%
Netherlands	3.5%
France	3.4%
Switzerland	2.6%
Germany	2.0%
Australia	1.7%
Hong Kong	1.5%
Countries between 0.2% – 1.1%^	6.3%
Assets in Excess of Other Liabilities*	1.9%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 11 countries, which each represents 0.2% – 1.1% of net assets.
Portfolio holdings are subject to change daily.
Voya Global Equity Portfolio* (the “Portfolio”) seeks long-term capital growth and current income. The Portfolio is managed by Steve Wetter, Kai Yee Wong, and Vincent Costa, CFA, Portfolio Managers** of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2018, the Portfolio’s Class S shares provided a total return of  -9.11% compared to the MSCI World IndexSM (“MSCI World”) and the MSCI All Country World IndexSM***, which returned -8.71% and -9.42% respectively, for the same period.
Portfolio Specifics****: For year ended December 31, 2018, the Portfolio outperformed its benchmark, the MSCI World IndexSM, before deducting fees and operating expenses, but lagged net of those costs.
December 31, 2017 – April 30, 2018: Prior to the investment strategy change, the Portfolio underperformed the MSCI World IndexSM. The Portfolio underperformed due to unfavorable stock selection and sector allocation. Stock selection in information technology, industrials and consumer staples detracted. By contrast, consumer discretionary had the largest positive impact on performance.
May 1, 2018 – December 31, 2018: In terms of the Portfolio’s outperformance since the change of its principal investment strategy on May 1, 2018, low beta was a significant tailwind, dividend yield outperformed and the stock ranking model underperformed. Additionally, the Portfolio’s exposures to stock-specific risk negatively affected relative performance. On the regional level, stock selection was strongest within North America and weakest within Europe. On the sector level, portfolio holdings within the utilities and financials sectors had the largest positive impact on performance. At the individual stock level, overweight positions in Eli
Top Ten Holdings as of December 31, 2018 (as a percentage of net assets)

Apple, Inc.	1.7%
Johnson & Johnson	1.5%
Pfizer, Inc.	1.3%
Royal Dutch Shell PLC - Class A	1.2%
Intel Corp.	1.1%
Bank of America Corp.	1.1%
Cisco Systems, Inc.	1.1%
Roche Holding AG	1.1%
Chevron Corp.	1.0%
AbbVie, Inc.	1.0%
Portfolio holdings are subject to change daily.
Lilly and Company, AES Corporation and Pfizer Inc. were among the key contributors for the period. By contrast, stock selection within the consumer staples and information technology sectors had the largest negative impact on returns. Key detractors for the period include overweight positions in Royal Mail plc and Convestro AG, and an underweight position in Microsoft Corporation.
Current Strategy and Outlook: This is an actively managed, quantitative global equity strategy designed to generate higher dividend income and total returns, with lower volatility and better downside capture, than the MSCI World. The investment process first seeks to create a universe of sustainable dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models to identify the most attractive stocks within each region-sector. The managers then seek to optimize the Portfolio’s potential to achieve its dividend, alpha and volatility objectives.

*
On March 15, 2018, the Portfolio’s Board of Directors approved changes with respect to the Portfolio’s principal investment strategies, primary benchmark and portfolio managers.

**
Effective May 1, 2018, Martin Jansen, Christopher F. Corapi, and Maya Venkatraman were removed as portfolio managers of the Portfolio and Steve Wetter and Kai Yee Wong were added as portfolio managers of the Portfolio. Effective June 30, 2018, James Ying was removed as a portfolio manager of the Portfolio.

***
Effective May 1, 2018, the Fund changed its primary benchmark from the MSCI All Country World IndexSM to the MSCI World IndexSM because the MSCI World IndexSM is considered by the Sub-Adviser to be a more appropriate benchmark reflecting the types of securities in which the Portfolio now invests.

****
Beginning April 16, 2018 through the close of business on April 27, 2018, the Portfolio was in a transition period and may have held a large portion of the Portfolio’s assets in temporary investments.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
7

Voya Global Equity Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Classes S2 and T March 5, 2015
Class ADV	-9.26%	3.69%	7.44%	—
Class I(1)	-8.85%	4.15%	7.80%	—
Class S	-9.11%	3.95%	7.70%	—
Class S2	-9.27%	—	—	2.49%
Class T	-9.41%	—	—	2.32%
MSCI World IndexSM	-8.71%	4.56%	9.67%	3.75%
MSCI All Country World IndexSM	-9.42%	4.26%	9.46%	3.60%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Equity Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/
or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class I incepted on March 5, 2015. The Class I shares performance shown for the period prior to their inception date is the performance of Class S shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Effective May 1, 2018, the Portfolio changed its primary benchmark from the MSCI All Country World IndexSM to the MSCI World IndexSM because the MSCI World IndexSM is considered by the Sub-Adviser to be a more appropriate benchmark reflecting the types of securities in which the Portfolio invests.

8

Portfolio Managers’ Report	Voya Government Money Market Portfolio

Investment Type Allocation as of December 31, 2018 (as a percentage of net assets)

U.S. Government Agency Debt	40.0%
U.S. Treasury Repurchase Agreement	30.3%
U.S. Treasury Debt	30.2%
Investment Companies	9.9%
Liabilities in Excess of Other Assets	(10.4)%
Net Assets	100.0%
Portfolio holdings are subject to change daily.
Voya Government Money Market Portfolio* (the “Portfolio”) seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments, while maintaining a stable share price of  $1.00 per share. The Portfolio is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: For the year ended December 31, 2018, the Portfolio’s Class I shares provided a total return of 1.56% compared to the iMoneyNet Government Institutional Index, which returned 1.54% for the same period.
Portfolio Specifics: The U.S. labor market continued its gradual tightening during the annual period ending December 31, 2018, with unemployment dropping from 4.1% at the end of 2017 to 3.9% at the end of December 2018. The unemployment rate did hit a low of 3.7% in September but additional workers returning to the workforce seeking jobs increased the rate in the fourth quarter. We believe this is a sign of a strong labor market. Wage pressures and wage inflation have not materialized despite the tight labor market but the Federal Open Market Committee (“FOMC”) sees the potential for them to materialize over the medium term to longer term. U.S. economic growth was very healthy in 2018 with GDP growth expected to be approximately 2.9% for the year. This strength was partially offset by a slowing of global growth, particularly in China and the euro zone. U.S. inflation remains below the FOMC’s target of 2% as measured by Core Consumer Price Index (“CPI”) data and is not expected to reach the target level in the near-term but longer-term inflations expectations increased during the year.
In light of the strong economic backdrop, the FOMC was able to gradually raise short-term interest rates 0.25% at the March, June, September and December meetings. Short-term government money market rates increased during the period in line with the FOMC rate increases. The FOMC at the
Top Ten Holdings as of December 31, 2018 (as a percentage of net assets)

United States Treasury Bill, 2.430%, 01/29/19	30.2%
Deutsche Bank Repurchase Agreement dated 12/31/18, 2.90%, due 1/2/2019, $80,230,924 to be received upon repurchase (Collateralized by $143,586,907, U.S. Treasury Interest component, 0.0%, Market Value plus accrued interest $82,624,540 due 5/15/37- 8/15/38)	17.3%
Deutsche Bank Repurchase Agreement dated 12/31/18, 2.90%, due 1/2/19, $60,009,667 to be received upon repurchase (Collateralized by $49,713,600, U.S. Treasury Bond, 2.000%-6.125%, Market Value plus accrued interest $61,200,059 due 1/15/26-2/15/45)	13.0%
Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 2.290%, 01/02/19	5.0%
Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.270%, 01/02/19	4.9%
Fannie Mae, 2.530%, 10/30/19	3.6%
Freddie Mac Discount Notes, 2.310%, 01/02/19	3.2%
Fannie Mae Discount Note, 2.330%, 01/02/19	3.2%
Federal Farm Credit Banks, 2.420%, 03/12/19	2.5%
Federal Farm Credit Banks, 2.640%, 05/16/19	2.4%
Portfolio holdings are subject to change daily.
December meeting projected two rate increases in 2019 based on their Dot Plot projections after projecting three increases during most of the year previously. The FOMC has indicated that they are now very much data dependent and a pause in the gradual hiking of rates may be warranted. We believe the market continues to discount the chances of these increases and is not fully pricing them into short-term money market rates.
Preservation of capital, limiting interest rate risk and keeping an excess liquidity cushion were our primary objectives for the Portfolio during the period. Maximizing the yield and the total return of the Portfolio remained a secondary objective in light of the current market conditions and risks associated with future rate increases.
The Portfolio maintained a shorter than normal weighted average maturity (“WAM”) during the majority of the period expecting the FOMC to continue to increase rates in the near-term and longer term. Market yields were not fully pricing in the rate increases until just prior to the rate hikes, which limited the ability to pick up additional yield from extending maturities. The Portfolio continued to maintain an exposure to floating rate money market securities with the expectation of higher rates longer-term as well as the modest pickup in yield over shorter-term fixed rate securities and added to the sector during the period.
Outlook and Current Strategy: Looking ahead, we believe the U.S. economy will see continued above average economic growth, low unemployment and tame inflation in the near-term but we do expect economic growth to slow from the 2018 pace. We believe the FOMC will be able to increase rates in 2019 but no longer on the gradual path we saw in 2018 as long as inflation does not reverse and economic data including labor statistics come in near or above the FOMC’s projections. We believe that market expectations of future FOMC rate increases as reflected by short-term money market rates will continue to discount future rate hikes limiting potential returns.
In terms of the Fund, we plan to maintain ample daily and weekly liquidity, while looking for opportunities to extend our WAM if or when the market starts to price in higher yields in anticipation of FOMC rate increases. We will otherwise maintain the shorter WAM, an exposure to floating rate securities and look to take advantage of any market dislocations due to temporary supply and demand imbalances for short-term U.S. Treasury and agency securities.

*
Please see Note 5 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a net yield of not less than 0.00%.

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
9

Voya Growth and Income Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2018 (as a percentage of net assets)

Information Technology	19.5%
Health Care	15.6%
Financials	13.7%
Communication Services	10.4%
Industrials	8.7%
Consumer Discretionary	8.6%
Consumer Staples	8.1%
Energy	4.5%
Utilities	4.1%
Real Estate	3.2%
Materials	2.7%
Assets in Excess of Other Liabilities*	0.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Growth and Income Portfolio (the “Portfolio”) seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Vincent Costa, CFA, Christopher F. Corapi, Kristy Finnegan, CFA, and James Dorment, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2018, the Portfolio’s Class I shares provided a total return of  -4.46% compared to the S&P 500® Index, which returned -4.38% for the same period.
Portfolio Specifics: For the period ended December 31, 2018, the Portfolio outperformed the S&P 500® Index before deducting fees and operating expenses, but lagged net of those costs. On the sector level, stock selection within the healthcare and materials sectors had the largest positive impact on performance. At the individual stock level, key contributors occurred in the healthcare sector, including overweight positions in Merck & Co., Inc., Pfizer Inc. and Boston Scientific Corporation. By contrast, stock selection within the consumer discretionary and financial sectors had the largest negative impact on relative performance. Key detractors included Hubbell Incorporated, an electrical company within the industrial sector, Alphabet Inc., an internet software/services company and
Top Ten Holdings as of December 31, 2018 (as a percentage of net assets)

Microsoft Corp.	5.3%
Alphabet, Inc. - Class A	4.7%
Verizon Communications, Inc.	2.9%
Pfizer, Inc.	2.8%
UnitedHealth Group, Inc.	2.5%
Johnson & Johnson	2.4%
JPMorgan Chase & Co.	2.4%
Coca-Cola Co.	2.3%
McDonald’s Corp.	2.3%
Cisco Systems, Inc.	2.3%
Portfolio holdings are subject to change daily.
Lam Research Corporation, a semiconductor company within the information technology sector.
Current Strategy and Outlook: We continue to see what we believe are attractive valuations in companies in a variety of sectors. Going forward, we believe that dividends will continue to be in demand by investors, who are searching for income and for funds with good downside capture such as the Portfolio seeks to provide.

*
Christopher F. Corapi has announced he intends to retire effective on or about June 1, 2019. Accordingly, effective on or about June 1, 2019, Mr. Corapi will no longer serve as a portfolio manager for the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
10

Portfolio Managers’ Report	Voya Growth and Income Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	-4.88%	6.13%	11.43%	—
Class I	-4.46%	6.62%	11.94%	—
Class S	-4.69%	6.35%	11.67%	—
Class S2	-4.82%	6.19%	—	13.44%
S&P 500® Index	-4.38%	8.49%	13.12%	15.69%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Growth and Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

11

Voya Intermediate Bond Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2018 (as a percentage of net assets)

Corporate Bonds/Notes	29.3%
U.S. Government Agency Obligations	21.3%
Mutual Funds	18.4%
Collateralized Mortgage Obligations	15.3%
Asset-Backed Securities	10.9%
Commercial Mortgage-Backed Securities	4.3%
U.S. Treasury Obligations	4.3%
Foreign Government Bonds	0.2%
Convertible Bonds/Notes	0.1%
Municipal Bonds	0.0%
Preferred Stock	0.1%
Liabilities in Excess of Other Assets*	(4.2)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Intermediate Bond Portfolio (the “Portfolio”) seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by David Goodson, Randall Parrish, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2018, the Portfolio’s Class I shares provided a total return of  -0.54% compared to the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 0.01% for the same period.
Portfolio Specifics: The Portfolio underperformed the Bloomberg Barclays U.S. Aggregate Bond Index, due primarily to sector allocations, while security selection was positive. Duration/yield curve positioning was defensive for most of the year and had no impact on performance.
Fixed income performance swung dramatically over 2018, with 10-year yields rising in the first half of the year, as improved growth prospects and the passage of corporate tax reform fueled optimism. With a healthy economic landscape, the U.S. Federal Reserve Board (“Fed”) raised official short-term rates four times. Optimism was slashed, however, as elevated tensions between the United States and China, political gridlock in Washington and a growing fear of a risk to recession in the U.S. fueled a significant sell-off in equities and, in turn, fed a flight to quality that benefited the U.S. Treasury market. Meanwhile, non-government sectors struggled to keep pace with the rebound in U.S. Treasuries in the fourth quarter.
Security selection among investment grade corporate bonds, commercial mortgage-backed securities (“CMBS”), agency mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) all contributed to returns. Among investment
Top Ten Holdings as of December 31, 2018* (as a percentage of net assets)

Voya Investment Grade Credit Fund - Class P	3.9%
Voya Emerging Markets Hard Currency Debt Fund - Class P	3.7%
Voya Securitized Credit Fund - Class P	3.1%
Voya High Yield Bond Fund - Class P	3.0%
Voya Emerging Markets Corporate Debt Fund - Class P	2.5%
United States Treasury Bond, 3.000%, 08/15/48	1.9%
Ginnie Mae, 3.500%, 10/20/41	1.9%
Voya Emerging Markets Local Currency Debt Fund - Class P	1.5%
United States Treasury Note, 3.125%, 11/15/28	1.1%
Fannie Mae, 3.500%, 08/01/46	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
grade corporates, selection was aided by our strategy to favor short/intermediate term corporate bonds over longer maturities. Adding to relative results were our selection of higher-yielding non-agency CMBS opportunities, and in agency MBS our selection of agency collateralized mortgage obligations. Within our ABS allocation, investments in higher-yield CLOs also contributed modestly.
Sector allocation, particularly in the final three months of 2018, detracted from performance as “spread” markets meaningfully underperformed U.S. Treasuries in a flight to quality. (Spread assets are debt instruments that typically are priced in terms of their yield differential, or spread, to comparable maturity U.S. Treasury securities.) During the period, the Portfolio’s allocations of investment grade and high yield corporate bonds were overweight compared to the benchmark; those overweight positions detracted from results as corporate bonds underperformed. By contrast, more defensive security positioning helped to offset some of this underperformance: allocations to the generally lower risk ABS sector partially offset the detraction from corporate credit allocations. The Portfolio’s holdings of non-agency residential mortgage-backed securities (“RMBS”) and credit risk transfer securities (“CRTs”) further contributed to performance in 2018.
The Portfolio used derivatives such as futures, swaps, options and forward contracts, for hedging and overall risk management. The use of derivatives positively impacted performance for the period.

12

Portfolio Managers’ Report	Voya Intermediate Bond Portfolio

Current Strategy and Outlook: With headlines painting the yield curve inversion as a precursor of economic doom, it is important for investors to remember that an inverted yield curve represents fear of a recession, we believe it does not cause a recession. While we see a deceleration in U.S. growth towards trend, we believe investment and improved productivity will support a modestly higher level of potential growth and limit inflationary risks. Meanwhile, we believe a more data-dependent Fed will take a break from its rate hikes, supported by limited inflation, a decelerating U.S. economy, elevated global trade tensions and U.S. political gridlock feeding market fears and volatility.
In our view, the repricing of corporate credit markets in late 2018 offers compelling entry points for investment grade and high yield corporate bonds. Overall, we believe the outlook for investment grade credit remains attractive with earnings reinforcing a supportive fundamental picture. We believe technical factors — including new corporate bond issuance — are likely to dominate near-term investment grade spread moves. Meanwhile, corporate high yield began 2019 with a market yield nearing 8%. With a pause from the Fed expected on the horizon, coupled with continued low default rates, these levels look attractive. We believe positive technical factors and improved valuations should lead to near-term outperformance.
In our opinion, securitized sectors continue to offer opportunity, especially in an environment of a slower Fed. We believe Agency MBS fundamentals remain solid with subdued prepays, while the Fed’s transparency in monetary policy and balance sheet normalization has helped the market adjust to the additional supply. We believe that a lack of Fed demand for agency MBS could impair the performance for “current” lower coupon mortgages, while slower prepays should provide a buffer for higher premium coupons.
In non-agency RMBS, we are positive but moderating our outlook given shifting valuations across the fixed income landscape. For legacy product, the opportunity set continues to dwindle, which has led some investors to hoard their investments. We expect stout technical factors and strong credit performance to remain well bid. Meanwhile, CRTS, relative value has improved somewhat and demand remains firm for this floating-rate asset class. We look for CMBS to perform well into the start of 2019, with relatively firm investor interest, a manageable new issue pipeline and supportive fundamentals. Overall, we are neutral on collateralized loan obligations (“CLOs”), preferring higher quality tranches. CLOs have been subjected to a wave of negative headwinds, from supply concerns to looser lending standards to investor outflow from senior bank loans, the underlying collateral to CLOs. Current valuations and the structural support offers select opportunities, while insurance companies and institutional asset managers are likely to provide an offset to retail worries, in our view.
The repricing of credit markets across the corporate and securitized spectrum in late 2018 against a backdrop of a moderating Fed and more benign economic outlook compels us to seek out opportunities on market weakness in non-government sectors with a bias towards liquidity. We believe markets will overshoot as investors overestimate downside risks and believe this will provide opportunities as a more benign scenario plays out in the year ahead.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
13

Voya Intermediate Bond Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	-1.08%	2.67%	4.81%	—
Class I	-0.54%	3.18%	5.35%	—
Class S	-0.82%	2.94%	5.10%	—
Class S2	-0.98%	2.76%	—	5.34%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.48%	3.67%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Intermediate Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

14

Portfolio Managers’ Report	Voya Small Company Portfolio

Sector Diversification as of December 31, 2018 (as a percentage of net assets)

Financials	21.7%
Industrials	16.6%
Information Technology	15.6%
Health Care	11.8%
Consumer Discretionary	8.2%
Real Estate	7.7%
Utilities	4.2%
Materials	3.9%
Energy	2.4%
Consumer Staples	2.2%
Communication Services	1.6%
Exchange-Traded Funds	1.5%
Assets in Excess of Other Liabilities*	2.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Small Company Portfolio (the “Portfolio”) seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations. The Portfolio is managed by Joseph Basset, CFA, and James Hasso, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2018, the Portfolio’s Class I shares provided a total return of  -15.84% compared to the Russell 2000® Index, which returned -11.01% for the same period.
Portfolio Specifics: For the reporting period ended December 31, 2018, the Portfolio underperformed the Russell 2000® Index. The lag was due to negative security selection effects, despite a partial offset from positive asset allocation effects. On the sector level, stock selection within the consumer services and retail sectors had the largest negative impact on relative performance. Key detractors included overweight positions in Forum Energy Technologies, Inc., Camping World Holdings, Inc. and Marriott Vacations Worldwide Corporation. By contrast, the healthcare equipment and services, and consumer durables, sectors exerted the largest positive impact on performance. At the individual stock level, key contributors included overweight positions in Amedisys, Inc., Electro Scientific Industries, Inc. and Americold Realty Trust. The Portfolio’s allocation to cash, although within typical range, also contributed favorably to relative performance in a period of declining stock prices.
Current Strategy and Outlook: We continue to monitor changes occurring globally, actions at central banks and overall economic data. Our Portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on
Top Ten Holdings as of December 31, 2018* (as a percentage of net assets)

iShares Russell 2000 ETF	1.5%
j2 Global, Inc.	1.4%
Cousins Properties, Inc.	1.3%
ACI Worldwide, Inc.	1.3%
Idacorp, Inc.	1.3%
CACI International, Inc.	1.2%
First Industrial Realty Trust, Inc.	1.2%
Woodward, Inc.	1.2%
Barnes Group, Inc.	1.2%
Selective Insurance Group	1.1%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
quality companies, such as those that, in our opinion, have strong managements, solid balance sheets and good cash flow generation capabilities. Going forward, we believe the Portfolio is well positioned, as we believe that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
15

Voya Small Company Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year
Class ADV	-16.22%	3.75%	11.09%
Class I	-15.84%	4.27%	11.64%
Class R6(1)	-15.85%	4.27%	11.64%
Class S	-16.05%	4.01%	11.37%
Russell 2000® Index	-11.01%	4.41%	11.97%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Small Company Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy.
The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

16

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2018*	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2018*
Voya Balanced Portfolio
Class I	$1,000.00	$940.00	0.67%	$3.28	$1,000.00	$1,021.83	0.67%	$3.41
Class S	1,000.00	939.00	0.92	4.50	1,000.00	1,020.57	0.92	4.69
Voya Global Equity Portfolio
Class ADV	$1,000.00	$924.40	1.11%	$5.38	$1,000.00	$1,019.61	1.11%	$5.65
Class I	1,000.00	926.10	0.61	2.96	1,000.00	1,022.13	0.61	3.11
Class S	1,000.00	925.00	0.86	4.17	1,000.00	1,020.87	0.86	4.38
Class S2	1,000.00	924.30	1.01	4.90	1,000.00	1,020.11	1.01	5.14
Class T	1,000.00	923.40	1.21	5.87	1,000.00	1,019.11	1.21	6.16
Voya Government Money Market Portfolio
Class I	$1,000.00	$1,009.10	0.34%	$1.72	$1,000.00	$1,023.49	0.34%	$1.73
Voya Growth and Income Portfolio
Class ADV	$1,000.00	$943.50	1.03%	$5.05	$1,000.00	$1,020.01	1.03%	$5.24
Class I	1,000.00	945.60	0.58	2.84	1,000.00	1,022.28	0.58	2.96
Class S	1,000.00	944.40	0.83	4.07	1,000.00	1,021.02	0.83	4.23
Class S2	1,000.00	944.00	0.98	4.80	1,000.00	1,020.27	0.98	4.99
17

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2018*	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2018*
Voya Intermediate Bond Portfolio
Class ADV	$1,000.00	$1,010.60	1.03%	$5.22	$1,000.00	$1,020.01	1.03%	$5.24
Class I	1,000.00	1,013.20	0.53	2.69	1,000.00	1,022.53	0.53	2.70
Class S	1,000.00	1,011.90	0.78	3.96	1,000.00	1,021.27	0.78	3.97
Class S2	1,000.00	1,011.10	0.93	4.71	1,000.00	1,020.52	0.93	4.74
Voya Small Company Portfolio
Class ADV	$1,000.00	$814.20	1.39%	$6.36	$1,000.00	$1,018.20	1.39%	$7.07
Class I	1,000.00	816.10	0.89	4.07	1,000.00	1,020.72	0.89	4.53
Class R6	1,000.00	815.60	0.89	4.07	1,000.00	1,020.72	0.89	4.53
Class S	1,000.00	815.10	1.14	5.22	1,000.00	1,019.46	1.14	5.80

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Boards of Directors/Trustees
Voya Balanced Portfolio, Inc., Voya Variable Portfolios, Inc., Voya Government Money Market Portfolio, Voya Variable Funds, and Voya Intermediate Bond Portfolio:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Balanced Portfolio, Voya Global Equity Portfolio, Voya Government Money Market Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio, and Voya Small Company Portfolio, (the Funds), each a series of Voya Balanced Portfolio, Inc., Voya Variable Portfolios, Inc., Voya Government Money Market Portfolio, Voya Variable Funds, Voya Intermediate Bond Portfolio and Voya Variable Portfolios, Inc., respectively, including the summary portfolios and portfolio of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
February 22, 2019
19

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2018

	Voya Balanced Portfolio	Voya Global Equity Portfolio	Voya Government Money Market Portfolio
ASSETS:
Investments in securities at fair value+*	$321,152,231	$549,612,967	$—
Investments in affiliates at fair value**	12,076,017	—	—
Short-term investments at fair value***	35,593,041	10,232,651	—
Repurchase agreements	—	—	140,218,000
Short-term investments at amortized cost	—	—	371,297,417
Cash	101,890	273,096	28,965
Cash collateral for futures	3,207,538	—	—
Cash pledged for centrally cleared swaps (Note 2)	442,000	—	—
Foreign currencies at value****	90,688	2,250	—
Receivables:
Investment securities sold	2,840	82,397	91,883,062
Investment securities sold on a delayed-delivery or when-issued basis	2,133,328	—	—
Fund shares sold	64,860	2,103,727	393
Dividends	202,202	1,534,539	4,071
Interest	589,644	—	333,976
Foreign tax reclaims	147,857	1,358,413	—
Unrealized appreciation on forward foreign currency contracts	47,012	—	—
Unrealized appreciation on forward premium swaptions	69,463	—	—
Prepaid expenses	1,992	3,271	2,011
Reimbursement due from manager	—	6,615	—
Other assets	52,100	48,077	130,874
Total assets	375,974,703	565,258,003	603,898,769
LIABILITIES:
Payable for investment securities purchased	2,247,013	82,496	139,748,671
Payable for investment securities purchased on a delayed-delivery or when-issued basis	9,520,331	—	—
Payable for fund shares redeemed	19,297	33,815	640,357
Payable for foreign cash collateral for futures*****	25	—	—
Payable upon receipt of securities loaned	13,293,576	9,339,651	—
Unrealized depreciation on forward foreign currency contracts	55,402	—	—
Variation margin payable on centrally cleared swaps	7,865	—	—
Payable for investment management fees	180,557	268,231	117,611
Payable for distribution and shareholder service fees	584	104,863	—
Payable for directors/trustees fees	1,996	3,256	2,165
Payable to directors/trustees under the deferred compensation plan (Note 6)	52,100	48,077	130,874
Other accrued expenses and liabilities	115,337	207,473	67,778
Total liabilities	25,494,083	10,087,862	140,707,456
NET ASSETS	$350,480,620	$555,170,141	$463,191,313
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$343,865,773	$578,092,980	$463,322,165
Total distributable earnings (loss)	6,614,847	(22,922,839)	(130,852)
NET ASSETS	$350,480,620	$555,170,141	$463,191,313
+ Including securities loaned at value	$12,896,128	$8,876,184	$—
* Cost of investments in securities	$336,544,188	$600,932,815	$—
** Cost of investments in affiliates	$12,738,492	$—	$—
*** Cost of short-term investments	$35,593,041	$10,232,651	$—
**** Cost of foreign currencies	$93,413	$2,285	$—
***** Cost of payable for foreign cash collateral for futures	$25	$—	$—
See Accompanying Notes to Financial Statements
20

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2018 (continued)

	Voya Balanced Portfolio	Voya Global Equity Portfolio	Voya Government Money Market Portfolio
Class ADV
Net assets	n/a	$15,225,167	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	1,580,986	n/a
Net asset value and redemption price per share	n/a	$9.63	n/a
Class I
Net assets	$347,787,820	$132,479,869	$463,191,313
Shares authorized	500,000,000	100,000,000	unlimited
Par value	$0.001	$0.001	$1.000
Shares outstanding	24,666,307	13,768,494	463,063,992
Net asset value and redemption price per share	$14.10	$9.62	$1.00
Class S
Net assets	$2,692,800	$375,359,003	n/a
Shares authorized	500,000,000	300,000,000	n/a
Par value	$0.001	$0.001	n/a
Shares outstanding	192,116	38,848,979	n/a
Net asset value and redemption price per share	$14.02	$9.66	n/a
Class S2
Net assets	n/a	$272,728	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	28,574	n/a
Net asset value and redemption price per share	n/a	$9.54	n/a
Class T
Net assets	n/a	$31,833,374	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	3,318,015	n/a
Net asset value and redemption price per share	n/a	$9.59	n/a
See Accompanying Notes to Financial Statements
21

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2018

	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
ASSETS:
Investments in securities at fair value+*	$2,853,223,889	$3,027,480,309	$514,081,592
Investments in affiliates at fair value**	—	650,206,822	—
Short-term investments at fair value***	52,949,945	118,231,980	24,879,398
Cash	898,700	911,277	188,252
Cash collateral for futures	—	4,275,754	—
Cash pledged for centrally cleared swaps (Note 2)	—	11,516,000	—
Cash pledged as collateral for OTC derivatives (Note 2)	—	530,000	—
Foreign currencies at value****	—	77	—
Receivables:
Investment securities sold	—	31,246	2,227,885
Investment securities sold on a delayed-delivery or when-issued basis	—	98,364,696	—
Fund shares sold	650,746	44,669	8,734,223
Dividends	3,798,437	12,443	557,743
Interest	—	20,601,594	—
Unrealized appreciation on forward foreign currency contracts	—	1,867,886	—
Unrealized appreciation on forward premium swaptions	—	2,843,470	—
Prepaid expenses	16,166	18,498	3,422
Other assets	247,415	375,948	45,236
Total assets	2,911,785,298	3,937,312,669	550,717,751
LIABILITIES:
Income distribution payable	—	1,366	—
Payable for investment securities purchased	—	15,623,292	13,032,182
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	258,997,555	—
Payable for fund shares redeemed	1,174,308	42,017,260	125,048
Payable upon receipt of securities loaned	28,857,945	81,871,346	9,311,398
Unrealized depreciation on forward foreign currency contracts	—	2,154,017	—
Variation margin payable on centrally cleared swaps	—	120,828	—
Cash received as collateral for OTC derivatives (Note 2)	—	2,749,000	—
Cash received as collateral for delayed-delivery or when-issued securities (Note 2)	—	1,686,360	—
Payable for investment management fees	1,393,465	1,513,945	391,519
Payable for distribution and shareholder service fees	422,256	607,086	20,520
Payable for directors/trustees fees	16,530	18,864	3,332
Payable to directors/trustees under the deferred compensation plan (Note 6)	247,415	375,948	45,236
Other accrued expenses and liabilities	334,123	601,838	88,445
Total liabilities	32,446,042	408,338,705	23,017,680
NET ASSETS	$2,879,339,256	$3,528,973,964	$527,700,071
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$2,542,727,462	$3,662,379,199	$532,098,800
Total distributable earnings (loss)	336,611,794	(133,405,235)	(4,398,729)
NET ASSETS	$2,879,339,256	$3,528,973,964	$527,700,071
+ Including securities loaned at value	$28,166,705	$80,122,727	$9,065,342
* Cost of investments in securities	$2,617,796,517	$3,057,113,313	$582,024,771
** Cost of investments in affiliates	$—	$699,183,304	$—
*** Cost of short-term investments	$52,949,945	$118,230,540	$24,879,398
**** Cost of foreign currencies	$—	$83	$—
See Accompanying Notes to Financial Statements
22

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2018 (continued)

	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
Class ADV
Net assets	$824,943,085	$265,203,776	$6,341,558
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	33,776,854	21,734,559	426,880
Net asset value and redemption price per share	$24.42	$12.20	$14.86
Class I
Net assets	$1,602,431,868	$986,608,140	$435,018,927
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	64,583,549	79,993,792	27,627,584
Net asset value and redemption price per share	$24.81	$12.33	$15.75
Class R6
Net assets	n/a	n/a	$6,114,786
Shares authorized	n/a	n/a	100,000,000
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	388,200
Net asset value and redemption price per share	n/a	n/a	$15.75
Class S
Net assets	$451,557,308	$2,255,122,440	$80,224,800
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	18,477,722	184,085,234	5,244,624
Net asset value and redemption price per share	$24.44	$12.25	$15.30
Class S2
Net assets	$406,995	$22,039,608	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$1.000	$1.000	n/a
Shares outstanding	16,870	1,805,862	n/a
Net asset value and redemption price per share	$24.13	$12.20	n/a
See Accompanying Notes to Financial Statements
23

STATEMENTS OF OPERATIONS for the year ended December 31, 2018

	Voya Balanced Portfolio	Voya Global Equity Portfolio	Voya Government Money Market Portfolio	Voya Growth and Income Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$6,711,771	$20,897,253	$15,160	$76,040,427
Interest, net of foreign taxes withheld*	3,428,254	5,649	8,120,717	168,777
Dividends from affiliated underlying funds	1,226,548	—	—	—
Securities lending income, net	80,855	120,718	—	558,105
Other	6,552	37,381	—	60,512
Total investment income	11,453,980	21,061,001	8,135,877	76,827,821
EXPENSES:
Investment management fees	2,394,622	3,601,340	1,516,089	19,836,729
Distribution and shareholder service fees:
Class ADV	—	90,890	—	4,761,285
Class S	7,949	1,106,699	113	1,314,635
Class S2	—	1,361	—	1,720
Class T	—	278,192	—	—
Transfer agent fees	564	1,400	679	9,398
Shareholder reporting expense	33,290	59,904	38,549	194,350
Professional fees	29,820	55,240	27,775	134,190
Custody and accounting expense	176,516	183,424	47,450	326,755
Directors/trustees fees	15,964	26,048	17,324	132,245
License fee	8,559	—	—	—
Transition cost (Note 6)	—	62,000	—	—
Miscellaneous expense	22,677	37,138	21,919	107,225
Interest expense	1,116	2,997	3,373	701
Total expenses	2,691,077	5,506,633	1,673,271	26,819,233
Waived and reimbursed fees	—	(139,305)	(194,976)	(1,963,921)
Net expenses	2,691,077	5,367,328	1,478,295	24,855,312
Net investment income	8,762,903	15,693,673	6,657,582	51,972,509
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (Note 6)	18,339,413	97,493,352	81,704	300,209,924
Sale of affiliated underlying funds	(247,323)	—	—	—
Forward foreign currency contracts	249,626	—	—	—
Foreign currency related transactions	(10,925)	(61,052)	—	—
Futures (Note 6)	(1,575,252)	1,119,873	—	—
Swaps	180,082	—	—	—
Net realized gain	16,935,621	98,552,173	81,704	300,209,924
Net change in unrealized appreciation (depreciation) on:
Investments (Note 6)	(49,282,624)	(168,199,118)	—	(482,083,171)
Affiliated underlying funds	(938,280)	—	—	—
Forward foreign currency contracts	707	—	—	—
Foreign currency related transactions	(10,732)	(54,155)	—	—
Futures	(848,254)	(1,063,402)	—	—
Swaps	(91,884)	—	—	—
Net change in unrealized appreciation (depreciation)	(51,171,067)	(169,316,675)	—	(482,083,171)
Net realized and unrealized gain (loss)	(34,235,446)	(70,764,502)	81,704	(181,873,247)
Increase (decrease) in net assets resulting from operations	$(25,472,543)	$(55,070,829)	$6,739,286	$(129,900,738)
* Foreign taxes withheld	$165,214	$1,209,677	$—	$712,715
See Accompanying Notes to Financial Statements
24

STATEMENTS OF OPERATIONS for the year ended December 31, 2018

	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$226,283	$7,742,319
Interest, net of foreign taxes withheld*	116,701,225	909
Dividends from affiliated underlying funds	32,730,345	—
Securities lending income, net	606,988	197,622
Other	3,005	92,414
Total investment income	150,267,846	8,033,264
EXPENSES:
Investment management fees	18,863,470	5,664,649
Distribution and shareholder service fees:
Class ADV	1,451,523	38,594
Class S	6,045,256	256,960
Class S2	91,874	—
Transfer agent fees	6,338	1,454
Shareholder reporting expense	260,245	53,120
Professional fees	189,930	51,057
Custody and accounting expense	511,361	90,950
Directors/trustees fees	150,912	26,657
Miscellaneous expense	152,741	40,305
Interest expense	4,334	15,308
Total expenses	27,727,984	6,239,054
Waived and reimbursed fees	(50,053)	—
Net expenses	27,677,931	6,239,054
Net investment income	122,589,915	1,794,210
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(48,401,173)	63,492,935
Sale of affiliated underlying funds	(3,860,448)	—
Capital gain distributions from affiliated underlying funds	665,103	—
Forward foreign currency contracts	9,494,057	—
Foreign currency related transactions	(533,177)	—
Futures	(9,260,401)	—
Swaps	5,124,286	—
Net realized gain (loss)	(46,771,753)	63,492,935
Net change in unrealized appreciation (depreciation) on:
Investments	(68,636,174)	(163,071,636)
Affiliated underlying funds	(45,102,622)	—
Forward foreign currency contracts	434,505	—
Foreign currency related transactions	3,317	—
Futures	5,948,638	—
Swaps	(3,048,189)	—
Net change in unrealized appreciation (depreciation)	(110,400,525)	(163,071,636)
Net realized and unrealized loss	(157,172,278)	(99,578,701)
Decrease in net assets resulting from operations	$(34,582,363)	$(97,784,491)
* Foreign taxes withheld	$12,860	$873
See Accompanying Notes to Financial Statements
25

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Balanced Portfolio		Voya Global Equity Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$8,762,903	$8,573,681	$15,693,673	$12,037,939
Net realized gain	16,935,621	31,617,977	98,552,173	60,640,114
Net change in unrealized appreciation (depreciation)	(51,171,067)	18,239,196	(169,316,675)	76,872,082
Increase (decrease) in net assets resulting from operations	(25,472,543)	58,430,854	(55,070,829)	149,550,135
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	—	—	(678,675)	(370,586)
Class I	(38,219,666)	(10,867,103)	(7,921,491)	(3,602,681)
Class S	(289,441)	(87,514)	(19,537,870)	(10,272,423)
Class S2	—	—	(13,091)	(8,101)
Class T	—	—	(1,273,805)	(720,568)
Total distributions	(38,509,107)	(10,954,617)	(29,424,932)	(14,974,359)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	19,110,433	6,144,073	8,257,608	12,033,042
Reinvestment of distributions	38,509,107	10,954,617	29,424,932	14,974,359
	57,619,540	17,098,690	37,682,540	27,007,401
Cost of shares redeemed	(71,719,538)	(57,127,098)	(101,268,523)	(156,158,099)
Net decrease in net assets resulting from capital share transactions	(14,099,998)	(40,028,408)	(63,585,983)	(129,150,698)
Net increase (decrease) in net assets	(78,081,648)	7,447,829	(148,081,744)	5,425,078
NET ASSETS:
Beginning of year or period	428,562,268	421,114,439	703,251,885	697,826,807
End of year or period	$350,480,620	$428,562,268	$555,170,141	$703,251,885

(1) Certain prior period amounts have been reclassified to conform to the current year presentation (Note 14).
See Accompanying Notes to Financial Statements
26

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Government Money Market Portfolio		Voya Growth and Income Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$6,657,582	$2,683,133	$51,972,509	$51,914,349
Net realized gain	81,704	100,629	300,209,924	452,172,876
Net change in unrealized appreciation (depreciation)	—	—	(482,083,171)	136,328,667
Increase (decrease) in net assets resulting from operations	6,739,286	2,783,762	(129,900,738)	640,415,892
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	—	—	(99,614,503)	(126,119,965)
Class I	(6,729,717)	(2,783,500)	(197,263,266)	(240,438,169)
Class S	(591)	(218)	(55,646,599)	(70,631,483)
Class S2	—	—	(48,307)	(51,609)
Total distributions	(6,730,308)	(2,783,768)	(352,572,675)	(437,241,226)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	116,264,254	62,022,014	14,502,562	24,739,915
Reinvestment of distributions	6,730,039	2,783,764	352,351,607	436,956,279
	122,994,293	64,805,778	366,854,169	461,696,194
Cost of shares redeemed	(98,447,467)	(130,827,430)	(478,362,629)	(643,283,459)
Net increase (decrease) in net assets resulting from capital share transactions	24,546,826	(66,021,652)	(111,508,460)	(181,587,265)
Net increase (decrease) in net assets	24,555,804	(66,021,658)	(593,981,873)	21,587,401
NET ASSETS:
Beginning of year or period	438,635,509	504,657,167	3,473,321,129	3,451,733,728
End of year or period	$463,191,313	$438,635,509	$2,879,339,256	$3,473,321,129

(1) Certain prior period amounts have been reclassified to conform to the current year presentation (Note 14).
See Accompanying Notes to Financial Statements
27

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Intermediate Bond Portfolio		Voya Small Company Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$122,589,915	$125,405,123	$1,794,210	$3,115,702
Net realized gain (loss)	(46,771,753)	36,560,294	63,492,935	100,396,816
Net change in unrealized appreciation (depreciation)	(110,400,525)	38,246,665	(163,071,636)	(27,255,603)
Increase (decrease) in net assets resulting from operations	(34,582,363)	200,212,082	(97,784,491)	76,256,915
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	(9,119,081)	(8,924,236)	(1,214,551)	(668,667)
Class I	(37,979,967)	(38,341,421)	(83,024,164)	(63,838,068)
Class R6	—	—	(1,074,401)	(447,197)
Class S	(82,137,787)	(85,370,560)	(15,968,030)	(13,566,861)
Class S2	(747,515)	(722,379)	—	—
Total distributions	(129,984,350)	(133,358,596)	(101,281,146)	(78,520,793)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	105,606,814	125,803,650	61,001,640	109,590,170
Reinvestment of distributions	129,976,588	133,354,061	101,281,146	78,520,793
	235,583,402	259,157,711	162,282,786	188,110,963
Cost of shares redeemed	(584,311,413)	(682,116,403)	(168,560,259)	(143,931,177)
Net increase (decrease) in net assets resulting from capital share transactions	(348,728,011)	(422,958,692)	(6,277,473)	44,179,786
Net increase (decrease) in net assets	(513,294,724)	(356,105,206)	(205,343,110)	41,915,908
NET ASSETS:
Beginning of year or period	4,042,268,688	4,398,373,894	733,043,181	691,127,273
End of year or period	$3,528,973,964	$4,042,268,688	$527,700,071	$733,043,181

(1) Certain prior period amounts have been reclassified to conform to the current year presentation (Note 14).
See Accompanying Notes to Financial Statements
28

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Balanced Portfolio
Class I
12-31-18	16.69	0.34•	(1.37)	(1.03)	0.36	1.20	—	1.56	—	14.10	(6.83)	0.67	0.67	0.67	2.20	347,788	184
12-31-17	14.93	0.32•	1.85	2.17	0.41	—	—	0.41	—	16.69	14.73	0.67	0.65	0.65	2.01	425,002	174
12-31-16	14.10	0.30•	0.78	1.08	0.25	—	—	0.25	—	14.93	7.82	0.67	0.62	0.62	2.09	417,376	184
12-31-15	14.64	0.28•	(0.54)	(0.26)	0.28	—	—	0.28	—	14.10	(1.86)	0.67	0.62	0.62	1.90	438,912	193
12-31-14	14.01	0.31•	0.55	0.86	0.23	—	—	0.23	—	14.64	6.22	0.63	0.63	0.63	2.18	507,213	192
Class S
12-31-18	16.59	0.30•	(1.36)	(1.06)	0.31	1.20	—	1.51	—	14.02	(7.03)	0.92	0.92	0.92	1.94	2,693	184
12-31-17	14.85	0.28•	1.82	2.10	0.36	—	—	0.36	—	16.59	14.37	0.92	0.90	0.90	1.76	3,560	174
12-31-16	14.01	0.26•	0.79	1.05	0.21	—	—	0.21	—	14.85	7.62	0.92	0.87	0.87	1.84	3,738	184
12-31-15	14.55	0.24•	(0.54)	(0.30)	0.24	—	—	0.24	—	14.01	(2.14)	0.92	0.87	0.87	1.65	4,058	193
12-31-14	13.92	0.28•	0.55	0.83	0.20	—	—	0.20	—	14.55	5.99	0.88	0.88	0.88	1.94	4,797	192
Voya Global Equity Portfolio
Class ADV
12-31-18	11.02	0.23•	(1.21)	(0.98)	0.40	0.01	—	0.41	—	9.63	(9.26)(a)	1.12	1.11	1.11	2.12	15,225	147
12-31-17	9.12	0.14•	1.95	2.09	0.19	—	—	0.19	—	11.02	23.10	1.10	1.10	1.10	1.43	19,605	60
12-31-16	8.85	0.16•	0.31	0.47	0.20	—	—	0.20	—	9.12	5.53	1.10	1.10	1.10	1.87	19,883	101
12-31-15	9.11	0.21•	(0.47)	(0.26)	—	—	—	—	—	8.85	(2.85)(b)	1.11	1.11	1.11	2.26	23,880	83
12-31-14	8.94	0.19	0.22	0.41	0.24	—	—	0.24	—	9.11	4.65	1.12	1.12	1.12	2.03	1,279	88
Class I
12-31-18	11.13	0.29•	(1.22)	(0.93)	0.57	0.01	—	0.58	—	9.62	(8.85)(a)	0.62	0.61	0.61	2.63	132,480	147
12-31-17	9.21	0.20•	1.96	2.16	0.24	—	—	0.24	—	11.13	23.73	0.60	0.60	0.60	1.91	162,746	60
12-31-16	8.94	0.21•	0.31	0.52	0.25	—	—	0.25	—	9.21	6.00	0.60	0.60	0.60	2.36	150,824	101
03-05-15(5) - 12-31-15	9.63	0.22•	(0.85)	(0.63)	0.06	—	—	0.06	—	8.94	(6.64)(b)	0.61	0.61	0.61	2.78	165,749	83
Class S
12-31-18	11.12	0.26•	(1.23)	(0.97)	0.48	0.01	—	0.49	—	9.66	(9.11)(a)	0.87	0.86	0.86	2.37	375,359	147
12-31-17	9.20	0.17•	1.96	2.13	0.21	—	—	0.21	—	11.12	23.44	0.85	0.85	0.85	1.67	480,936	60
12-31-16	8.93	0.19•	0.31	0.50	0.23	—	—	0.23	—	9.20	5.76	0.85	0.85	0.85	2.11	485,551	101
12-31-15	9.20	0.22•	(0.44)	(0.22)	0.05	—	—	0.05	—	8.93	(2.47)(b)	0.86	0.86	0.86	2.38	558,519	83
12-31-14	9.03	0.21•	0.22	0.43	0.26	—	—	0.26	—	9.20	4.87	0.87	0.87	0.87	2.28	168,482	88
Class S2
12-31-18	10.95	0.23•	(1.20)	(0.97)	0.43	0.01	—	0.44	—	9.54	(9.27)(a)	1.02	1.01	1.01	2.17	273	147
12-31-17	9.07	0.15•	1.94	2.09	0.21	—	—	0.21	—	10.95	23.29	1.00	1.00	1.00	1.46	422	60
12-31-16	8.80	0.18	0.30	0.48	0.21	—	—	0.21	—	9.07	5.64	1.03	1.00	1.00	1.98	278	101
03-05-15(5) - 12-31-15	9.52	0.14•	(0.80)	(0.66)	0.06	—	—	0.06	—	8.80	(7.04)(b)	1.11	1.01	1.01	1.86	288	83
See Accompanying Notes to Financial Statements
29

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Equity Portfolio (continued)
Class T
12-31-18	10.96	0.22•	(1.21)	(0.99)	0.37	0.01	—	0.38	—	9.59	(9.41)(a)	1.37	1.21	1.21	2.03	31,833	147
12-31-17	9.07	0.13•	1.93	2.06	0.17	—	—	0.17	—	10.96	22.95	1.35	1.20	1.20	1.30	39,544	60
12-31-16	8.80	0.16•	0.30	0.46	0.19	—	—	0.19	—	9.07	5.41	1.35	1.20	1.20	1.79	41,291	101
03-05-15(5) - 12-31-15	9.52	0.17•	(0.83)	(0.66)	0.06	—	—	0.06	—	8.80	(7.04)(b)	1.36	1.21	1.21	2.21	53,997	83
Voya Government Money Market Portfolio
Class I
12-31-18	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.56	0.39	0.34	0.34	1.54	463,191	—
12-31-17	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.61	0.39	0.34	0.34	0.58	438,591	—
12-31-16	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.18	0.39	0.34	0.34	0.08	504,575	—
12-31-15	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.01	0.38	0.22	0.22	0.00*	541,132	—
12-31-14	1.00	—	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	0.34	0.19	0.19	0.00	616,745	—
Voya Growth and Income Portfolio
Class ADV
12-31-18	28.94	0.37•	(1.75)	(1.38)	0.39	2.75	—	3.14	—	24.42	(4.88)	1.13	1.03	1.03	1.29	824,943	84
12-31-17	27.51	0.36•	5.06	5.42	0.41	3.58	—	3.99	—	28.94	19.79	1.13	1.03	1.03	1.21	1,010,017	80
12-31-16	27.81	0.40•	2.10	2.50	0.43	2.37	—	2.80	—	27.51	9.25	1.13	1.03	1.03	1.44	1,064,550	98
12-31-15	30.28	0.44•	(0.96)	(0.52)	0.47	1.48	—	1.95	—	27.81	(1.82)	1.13	1.03	1.03	1.46	1,145,072	53
12-31-14	31.36	0.49•	2.77	3.26	0.52	3.82	—	4.34	—	30.28	10.19	1.08	1.03	1.03	1.49	1,348,687	87
Class I
12-31-18	29.37	0.51•	(1.79)	(1.28)	0.53	2.75	—	3.28	—	24.81	(4.46)	0.63	0.58	0.58	1.74	1,602,432	84
12-31-17	27.87	0.51•	5.13	5.64	0.56	3.58	—	4.14	—	29.37	20.34	0.63	0.58	0.58	1.66	1,906,723	80
12-31-16	28.13	0.54•	2.14	2.68	0.57	2.37	—	2.94	—	27.87	9.77	0.63	0.58	0.58	1.89	1,778,873	98
12-31-15	30.63	0.59•	(0.99)	(0.40)	0.62	1.48	—	2.10	—	28.13	(1.42)	0.63	0.58	0.58	1.91	1,872,684	53
12-31-14	31.67	0.64•	2.82	3.46	0.68	3.82	—	4.50	—	30.63	10.72	0.58	0.58	0.58	1.94	2,140,398	87
Class S
12-31-18	28.97	0.43•	(1.76)	(1.33)	0.45	2.75	—	3.20	—	24.44	(4.69)	0.88	0.83	0.83	1.49	451,557	84
12-31-17	27.53	0.42•	5.07	5.49	0.47	3.58	—	4.05	—	28.97	20.06	0.88	0.83	0.83	1.41	556,169	80
12-31-16	27.83	0.46•	2.10	2.56	0.49	2.37	—	2.86	—	27.53	9.45	0.88	0.83	0.83	1.64	607,941	98
12-31-15	30.31	0.51•	(0.97)	(0.46)	0.54	1.48	—	2.02	—	27.83	(1.64)	0.88	0.83	0.83	1.66	662,075	53
12-31-14	31.38	0.56•	2.78	3.34	0.59	3.82	—	4.41	—	30.31	10.44	0.83	0.83	0.83	1.70	794,327	87
Class S2
12-31-18	28.65	0.38•	(1.73)	(1.35)	0.42	2.75	—	3.17	—	24.13	(4.82)	1.03	0.98	0.98	1.34	407	84
12-31-17	27.27	0.38•	5.01	5.39	0.43	3.58	—	4.01	—	28.65	19.89	1.03	0.98	0.98	1.27	412	80
12-31-16	27.60	0.42	2.08	2.50	0.46	2.37	—	2.83	—	27.27	9.30	1.06	0.98	0.98	1.50	370	98
12-31-15	30.11	0.47•	(0.97)	(0.50)	0.53	1.48	—	2.01	—	27.60	(1.78)	1.13	0.98	0.98	1.56	346	53
12-31-14	31.05	0.54•	2.70	3.24	0.36	3.82	—	4.18	—	30.11	10.24	1.08	0.98	0.98	1.68	314	87
See Accompanying Notes to Financial Statements
30

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Intermediate Bond Portfolio
Class ADV
12-31-18	12.73	0.36	(0.50)	(0.14)	0.39	—	—	0.39	—	12.20	(1.08)	1.03	1.03	1.03	2.95	265,204	193
12-31-17	12.53	0.34	0.22	0.56	0.36	—	—	0.36	—	12.73	4.53	1.03	1.02	1.02	2.67	311,323	300
12-31-16	12.40	0.33	0.16	0.49	0.36	—	—	0.36	—	12.53	3.92	1.03	0.98	0.98	2.58	311,448	296
12-31-15	12.81	0.34•	(0.34)	0.00*	0.41	—	—	0.41	—	12.40	(0.02)	1.03	0.98	0.98	2.62	319,732	346
12-31-14	12.42	0.38•	0.39	0.77	0.38	—	—	0.38	—	12.81	6.21	0.97	0.97	0.97	2.97	191,895	428
Class I
12-31-18	12.86	0.43	(0.50)	(0.07)	0.46	—	—	0.46	—	12.33	(0.54)	0.53	0.53	0.53	3.45	986,608	193
12-31-17	12.66	0.41	0.22	0.63	0.43	—	—	0.43	—	12.86	5.04	0.53	0.52	0.52	3.17	1,117,794	300
12-31-16	12.52	0.40•	0.14	0.54	0.40	—	—	0.40	—	12.66	4.33	0.53	0.48	0.48	3.08	1,174,851	296
12-31-15	12.90	0.41•	(0.33)	0.08	0.46	—	—	0.46	—	12.52	0.60	0.53	0.48	0.48	3.14	1,248,125	346
12-31-14	12.50	0.44	0.39	0.83	0.43	—	—	0.43	—	12.90	6.67	0.47	0.47	0.47	3.46	958,412	428
Class S
12-31-18	12.78	0.40	(0.51)	(0.11)	0.42	—	—	0.42	—	12.25	(0.82)	0.78	0.78	0.78	3.20	2,255,122	193
12-31-17	12.58	0.37	0.23	0.60	0.40	—	—	0.40	—	12.78	4.79	0.78	0.77	0.77	2.92	2,587,503	300
12-31-16	12.44	0.36•	0.16	0.52	0.38	—	—	0.38	—	12.58	4.16	0.78	0.73	0.73	2.83	2,887,280	296
12-31-15	12.83	0.37•	(0.34)	0.03	0.42	—	—	0.42	—	12.44	0.26	0.78	0.73	0.73	2.90	3,169,894	346
12-31-14	12.43	0.42•	0.38	0.80	0.40	—	—	0.40	—	12.83	6.48	0.72	0.72	0.72	3.21	3,477,973	428
Class S2
12-31-18	12.73	0.38	(0.51)	(0.13)	0.40	—	—	0.40	—	12.20	(0.98)	0.93	0.93	0.93	3.05	22,040	193
12-31-17	12.53	0.35	0.22	0.57	0.37	—	—	0.37	—	12.73	4.63	0.93	0.92	0.92	2.77	25,649	300
12-31-16	12.40	0.34•	0.16	0.50	0.37	—	—	0.37	—	12.53	3.99	0.96	0.88	0.88	2.68	24,796	296
12-31-15	12.79	0.35•	(0.33)	0.02	0.41	—	—	0.41	—	12.40	0.17	1.03	0.88	0.88	2.75	29,217	346
12-31-14	12.43	0.37•	0.40	0.77	0.41	—	—	0.41	—	12.79	6.17	0.97	0.87	0.87	2.87	5,281	428
Voya Small Company Portfolio
Class ADV
12-31-18	20.95	(0.04)	(2.76)	(2.80)	0.02	3.27	—	3.29	—	14.86	(16.22)	1.39	1.39	1.39	(0.18)	6,342	96
12-31-17	21.20	(0.01)	2.12	2.11	—	2.36	—	2.36	—	20.95	10.69	1.38	1.37	1.37	(0.01)	7,817	74
12-31-16	18.99	(0.02)	4.13	4.11	—	1.90	—	1.90	—	21.20	23.84	1.38	1.33	1.33	(0.09)	6,463	71
12-31-15	22.49	(0.03)	(0.11)	(0.14)	—	3.36	—	3.36	—	18.99	(1.26)	1.39	1.34	1.34	(0.07)	5,615	45
12-31-14	23.94	(0.03)	1.26	1.23	—	2.68	—	2.68	—	22.49	6.00	1.34	1.34	1.34	(0.18)	5,861	30
Class I
12-31-18	22.01	0.06•	(2.94)	(2.88)	0.11	3.27	—	3.38	—	15.75	(15.84)	0.89	0.89	0.89	0.31	435,019	96
12-31-17	22.12	0.10	2.23	2.33	0.08	2.36	—	2.44	—	22.01	11.29	0.88	0.87	0.87	0.49	607,230	74
12-31-16	19.73	0.09	4.29	4.38	0.09	1.90	—	1.99	—	22.12	24.49	0.88	0.83	0.83	0.41	545,125	71
12-31-15	23.25	0.09	(0.13)	(0.04)	0.12	3.36	—	3.48	—	19.73	(0.79)	0.89	0.84	0.84	0.43	487,778	45
12-31-14	24.63	0.08	1.31	1.39	0.09	2.68	—	2.77	—	23.25	6.54	0.84	0.84	0.84	0.33	520,298	30
See Accompanying Notes to Financial Statements
31

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Small Company Portfolio (continued)
Class R6
12-31-18	22.01	0.06	(2.94)	(2.88)	0.11	3.27	—	3.38	—	15.75	(15.85)	0.89	0.89	0.89	0.33	6,115	96
12-31-17	22.13	0.11•	2.21	2.32	0.08	2.36	—	2.44	—	22.01	11.23	0.88	0.87	0.87	0.53	6,274	74
12-31-16	19.74	0.10•	4.28	4.38	0.09	1.90	—	1.99	—	22.13	24.49	0.88	0.83	0.83	0.50	2,694	71
11-24-15(5) - 12-31-15	20.56	0.02•	(0.84)	(0.82)	—	—	—	—	—	19.74	(3.99)	0.89	0.84	0.84	0.99	3	45
Class S
12-31-18	21.46	0.02	(2.86)	(2.84)	0.05	3.27	—	3.32	—	15.30	(16.05)	1.14	1.14	1.14	0.06	80,225	96
12-31-17	21.63	0.05•	2.17	2.22	0.03	2.36	—	2.39	—	21.46	11.00	1.13	1.12	1.12	0.22	111,723	74
12-31-16	19.33	0.03	4.21	4.24	0.04	1.90	—	1.94	—	21.63	24.16	1.13	1.08	1.08	0.16	136,845	71
12-31-15	22.84	0.03	(0.12)	(0.09)	0.06	3.36	—	3.42	—	19.33	(1.02)	1.14	1.09	1.09	0.18	110,685	45
12-31-14	24.24	0.02	1.28	1.30	0.02	2.68	—	2.70	—	22.84	6.26	1.09	1.09	1.09	0.08	115,635	30

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

(a)
Excluding amounts related to a transition cost reimbursement recorded in the year ended December 31, 2018, Voya Global Equity Portfolio’s total return would have been (9.37)%, (8.96)%, (9.22)%, (9.38)% and (9.52)% for Classes ADV, I, S, S2 and T, respectively.

(b)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended December 31, 2015, Voya Global Equity Portfolio’s total return would have been (2.96)%, (6.85)%, (2.69)%, (7.14)% and (7.25)% for Classes ADV, I, S, S2 and T, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
32

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018

NOTE 1 — ORGANIZATION
As further detailed below, the Voya Variable Product Funds are series of Voya Balanced Portfolio, Inc., Voya Variable Funds, Voya Variable Portfolios, Inc., Voya Intermediate Bond Portfolio, and Voya Government Money Market Portfolio (collectively, the “Registrants”), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended (“1940 Act”).
Voya Balanced Portfolio, Inc. is a company incorporated under the laws of Maryland on December 14, 1988 with one diversified series, Voya Balanced Portfolio (“Balanced”). Voya Variable Funds is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Growth and Income Portfolio (“Growth and Income”). Voya Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has nineteen active separate investment series. The two diversified series of Voya Variable Portfolios, Inc. included in this report are Voya Global Equity Portfolio (“Global Equity”) and Voya Small Company Portfolio (“Small Company”). Voya Intermediate Bond Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Intermediate Bond Portfolio (“Intermediate Bond”). Voya Government Money Market Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Government Money Market Portfolio (“Government Money Market”). Each of the Voya Variable Product Funds is a “Portfolio” and collectively, they are the “Portfolios.” The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
The classes of shares included in this report are: Adviser (“Class ADV”), Class I, Class R6, Class S, Service 2 (“Class S2”) and Class T; however, each Portfolio may not offer all share classes. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio, (except Government Money Market), is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

33

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Directors/Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the

34

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Government Money Market uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of  $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of Government Money Market, there can be no assurance that the Portfolio’s NAV can be maintained at $1.00 per share.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

35

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Risk Exposures and the Use of Derivative Instruments. Certain Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the

36

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of December 31, 2018, the maximum amount of loss that Balanced and Intermediate Bond would incur if the counterparties to their derivative transactions failed to perform would be $116,475 and $4,711,356, respectively, which represents the gross payments to be received by the Portfolios on open forward foreign currency contracts and forward premium swaptions were they to be unwound as of December 31, 2018. At December 31, 2018, Intermediate Bond had received $2,749,000 in cash collateral from counterparties for open OTC derivatives.
Each Portfolio has credit-related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit-related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.
As of December 31, 2018, Balanced and Intermediate Bond had a liability position of  $55,402 and $2,154,017, respectively, on open forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2018, these Portfolios could have been required to pay these amounts in cash to their counterparties. At December 31, 2018, Intermediate Bond had pledged $530,000 in cash collateral to counterparties for open OTC derivatives.
E. Forward Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of

37

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. A Portfolio either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
During the year ended December 31, 2018, the following Portfolios had average contract amounts on forward foreign currency contracts purchased and sold as disclosed below:
	Purchased	Sold
Balanced	$1,395,293	$3,375,262
Intermediate Bond	53,569,993	123,717,297
The above Portfolios entered into forward foreign currency contracts to protect their non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables following each respective Portfolio of Investments for open forward foreign currency contracts at December 31, 2018.
Each Portfolio, with the exception of Government Money Market, may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.
Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2018, Balanced and Intermediate Bond have purchased and sold futures contracts on various bonds and notes. Balanced and Intermediate Bond purchased and sold futures on bonds and notes as part of their duration management. Balanced and Global Equity entered into equity futures to “equitize” cash. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2018, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below:
	Purchased	Sold
Balanced	$51,696,276	$17,886,442
Global Equity	26,567,800	—
Intermediate Bond	616,147,401	371,830,067
Please refer to the tables following each respective Portfolio of Investments for the above Portfolios’ open futures contracts at December 31, 2018. There were no open futures contracts for Global Equity at December 31, 2018.
F. Options Contracts. Certain Portfolios may write call and put options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Portfolios exposure to the underlying instrument. Writing call options tends to decrease the Portfolios exposure to the underlying instrument. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Forward premium swaptions include premiums that have extended settlement dates. The delayed settlement of the premiums

38

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

is factored into the daily valuation of the option contracts. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid market. The Portfolios may also purchase put and call options. Purchasing call options tends to increase the Portfolios’ exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolios exposure to the underlying instrument. The Portfolios pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the year ended December 31, 2018, Balanced and Intermediate Bond had purchased forward premium swaptions to manage duration and yield curve exposures. Please refer to the tables following the Portfolios of investments for open purchased forward premium swaptions at December 31, 2018.
Please refer to Note 11 for the volume of purchased option activity during the year ended December 31, 2018.
G. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio distributes capital gains, if any, annually. Balanced and Small Company declare and pay dividends, if any, annually. Growth and Income declares and pays dividends, if any, semi-annually. Government Money Market and Intermediate Bond declare dividends daily and pay dividends, if any, monthly. Global Equity declares and pays dividends, if any, quarterly. Prior to May 1, 2018, Global Equity declared and paid dividends, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
H. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
I. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
J. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.
Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which

39

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. Please refer to the table following the Portfolio of Investments for Government Money Market for open repurchase agreements subject to the MRA on a net basis at December 31, 2018.
K. Securities Lending. Each Portfolio (except Government Money Market) may temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
L. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
M. When-Issued and Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, certain Portfolios have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities). At December 31, 2018, Intermediate Bond had received $1,686,360 in cash collateral for open when-issued or delayed-delivery transactions.
N. Mortgage Dollar Roll Transactions. Each Portfolio, except Small Company, may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll

40

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

transactions as purchases and sales. For fee based roll transactions, the fee is recorded as income.
O. Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Portfolio’s counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement,

41

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.
For the year ended December 31, 2018, Balanced and Intermediate Bond had bought and sold credit protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Balanced and Intermediate Bond used CDX swaps to gain additional exposure with various sectors of the credit market and to hedge the credit risk associated with various sectors within the credit market. Balanced and Intermediate Bond also sold credit protection on single name issuers (Corporate or Sovereign) to gain additional exposure to the credit market. Please refer to the tables following the Portfolio of Investments for Balanced and Intermediate Bond for open credit default swaps to buy and sell protection at December 31, 2018.
For the year ended December 31, 2018, Balanced had an average notional amount of  $3,071,164 on credit default swaps to buy protection and an average notional amount of $4,796,000 on credit default swaps to sell protection. For the year ended December 31, 2018, Intermediate Bond had an average notional amount of  $109,907,897 on credit default swaps to buy protection and an average notional amount of  $124,700,000 on credit default swaps to sell protection.
Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.
For the year ended December 31, 2018, Balanced and Intermediate Bond had entered into interest rate swaps in which they pay a floating interest rate and receive a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on Long interest rate swaps were $5,740,000 and $457,818,000, respectively.
For the year ended December 31, 2018, Balanced and Intermediate Bond had entered into interest rate swaps in which they pay a fixed interest rate and receive a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on Short interest rate swaps were $12,854,200 and $614,587,000, respectively.

42

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Balanced and Intermediate Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the table following each respective Portfolio of Investments for Balanced and Intermediate Bond for open interest rate swaps at December 31, 2018.
At December 31, 2018, Balanced and Intermediate Bond had pledged $442,000 and $11,516,000, respectively, in cash collateral for open centrally cleared swaps.
P. Indemnifications. In the normal course of business, the Registrants may enter into contracts that provide certain indemnifications. The Registrants’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2018, the cost of purchases and the proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
Balanced	$369,143,556	$405,729,699
Global Equity	936,735,123	986,943,834
Growth and Income	2,732,026,205	3,090,946,775
Intermediate Bond	1,056,750,554	1,145,304,460
Small Company	623,676,147	725,800,114
U.S. government securities not included above were as follows:
	Purchases	Sales
Balanced	$327,911,376	$325,618,398
Intermediate Bond	6,527,797,400	6,599,727,986
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:
Portfolio	Fee
Balanced	0.60%
Global Equity	0.56% on the first $500 million;
0.53% on the next $500 million;
0.51% thereafter
Government Money Market(1)	0.35%
Growth and Income(1)	0.600% on the first $5 billion;
0.550% on the next $5 billion;
0.525% thereafter
Intermediate Bond	0.50% on first $4 billion;
0.48% on next $3 billion;
0.46% thereafter
Small Company	0.85%

(1)
The Investment Adviser is contractually obligated to waive a portion of the management fee equal to 0.045% on the first $5 billion and 0.070% thereafter of the Portfolio’s average daily net assets. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into sub-advisory agreements with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with each Portfolio’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class ADV, Class S, Class S2 and Class T shares of the respective Portfolios are subject to a shareholder services and distribution plan or a distribution plan (each a “Plan” and collectively, the “Plans”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Portfolios’ shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.
Under the Plans for Class ADV and Class S2 shares of the respective Portfolios, the Distributor is paid an annual shareholder service fee at the rate of 0.25% of each Portfolio’s average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor is paid an annual distribution fee at the rate of 0.25% of the Portfolio’s average daily net assets attributable to its

43

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

Class ADV shares and the Distributor is paid an annual distribution fee at the rate of 0.15% of the Portfolio’s average daily net assets attributable to its Class S2 shares. The Distributor has contractually agreed to waive 0.05% of the distribution fee for Class ADV shares of Growth and Income so that the actual fee paid by Class ADV shares of the Portfolio is an annual rate of 0.20%. Termination or modification of this obligation requires approval by the Board.
Under the Plan for Class S shares of the respective Portfolios, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class S shares. For Government Money Market, the Distributor agreed to waive 0.10% of average daily net assets attributable to distribution fees for Class S shares, so that the actual fee paid by Class S shares of Government Money Market is an annual rate of 0.15%. Termination or modification of this obligation requires approval by the Board.
Under the Plan for Class T shares of Global Equity, the Distributor is paid an annual distribution fee at the rate of 0.50% of Global Equity’s average daily net assets attributable to Class T shares. The Distributor has contractually agreed to waive a portion of its fee equal to 0.15% of the average daily net assets attributable to the distribution fee paid by Class T shares of Global Equity, so that the actual fee paid by Class T shares of Global Equity is an annual rate of 0.35%. Termination or modification of this obligation requires approval by the Board.
Class T shares of Global Equity are subject to a shareholder servicing plan (“Service Plan”). The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Class T and their shareholders including Variable Contract owners or Qualified Plan participants with interests in Global Equity. Under the Service Plan, the Portfolio makes payments to the Distributor which shall not exceed an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class T shares.
The Distributor and the Investment Adviser have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Government Money Market in maintaining a yield of not less than zero. There is no guarantee that the Portfolio will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by the Investment Adviser, as applicable, within three years subject to certain restrictions. For the year ended December 31, 2018, there were no waivers for the Portfolio to maintain a yield of not less than zero. Termination or modification of this obligation requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any.
As of December 31, 2018, amounts of waived fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	December 31,
	2019	2020	2021	Total
Government Money Market	$5,312	$—	$—	$5,312
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
For the year ended December 31, 2018, Global Equity incurred $62,000 of costs associated with the transition to the Portfolio’s principal investment strategies, portfolio managers, dividend distribution frequency and expense limits. The Investment Adviser reimbursed the Portfolio for these costs.
For the year ended December 31, 2018, the Investment Adviser made a payment of  $730,351 to reimburse Global Equity for trading costs and other transition related costs associated with the changes to the Portfolio’s principal investment strategies. Of the $730,351 payment, $247,202 was recorded as Net Realized Gain (Loss) on Investments in the accompanying Statement of Operations, $271,165 was recorded as Net Realized Gain (Loss) on Futures in the accompanying Statement of Operations and $211,984 was recorded against the cost basis of the securities purchased.
At December 31, 2018, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc., affiliated investment company or other related/affiliated party owned more than 5% of the following Portfolios:
Entity	Portfolio	Percentage
Voya Institutional Trust Company	Government Money Market	8.66%
	Intermediate Bond	9.51
	Small Company	10.81
Voya Insurance and Annuity Company	Global Equity	66.28
	Growth and Income	40.98
	Intermediate Bond	60.76
	Small Company	12.64
Voya Retirement Insurance and Annuity Company	Balanced	88.08
	Global Equity	21.71
	Government Money Market	88.93
	Growth and Income	52.32

44

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Entity	Portfolio	Percentage
	Intermediate Bond	24.79
	Small Company	50.56
Voya Solution Moderately Aggressive Portfolio	Small Company	6.33
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Portfolios’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors/trustees, as described in the DC Plan, to defer the receipt of all or a portion of the directors’/trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director/trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director/trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’/trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’/trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES
At December 31, 2018, the following Portfolio had the following payables included in Other Accrued Expenses and Liabilities of the Statement of Assets and Liabilities that exceeded 5% of total liabilities:
Portfolio	Accrued Expenses	Amount
Global Equity	Custody	$85,882
	Transition cost	61,911
NOTE 8 — LICENSING FEE
Effective January 1, 2018, Balanced pays an annual licensing fee to S&P Opco, LLC.
NOTE 9 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
Portfolio	Class ADV	Class I	Class R6	Class S	Class S2	Class T
Balanced	N/A	0.69%	N/A	0.94%	N/A	N/A
Global Equity	1.34%	0.84%	N/A	1.09%	1.24%	1.44%
Growth and Income	1.30%	0.70%	N/A	0.95%	1.10%	N/A
Intermediate Bond	1.03%	0.53%	N/A	0.78%	0.93%	N/A
Small Company	1.43%	0.93%	0.93%	1.18%	N/A	N/A
Pursuant to a side letter agreement through May 1, 2019, the Investment Adviser has further lowered the expense limits to the levels listed below. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. If the Investment Adviser elects not to renew the side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that the side letter agreement will continue. Termination or modification of this obligation requires approval by the Board.
Portfolio	Class ADV	Class I	Class S	Class S2	Class T
Global Equity(1)	1.10%	0.60%	0.85%	1.00%	1.20%

(1)
Prior to May 1, 2018, the side letter agreement expense limits were 1.11%, 0.61%, 0.86%, 1.01%, and 1.21% for Class ADV, Class I, Class S, Class S2 and Class T, respectively.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2018, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Advise, and the related expiration dates are as below:
	December 31,
	2019	2020	2021	Total
Intermediate Bond	$—	$—	$50,053	$50,053

45

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 9 — EXPENSE LIMITATION AGREEMENTS (continued)

The Expense Limitation Agreements are contractual through May 1, 2019 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 10 — LINE OF CREDIT
Effective May 18, 2018, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 17, 2019. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 18, 2018, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 18, 2018.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolios utilized the line of credit during the year ended December 31, 2018:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Global Equity	16	$2,038,375	3.12%
Intermediate Bond	3	2,612,333	2.64
Small Company	7	29,038,857	2.70
NOTE 11 — PURCHASED AND WRITTEN OPTIONS
Transactions in purchased forward premium swaptions for Balanced during the year ended December 31, 2018 were as follows:
	USD Notional	Cost Payable
Balance at 12/31/2017	—	$—
Options Purchased	12,900,000	—
Balance at 12/31/2018	12,900,000	$—

Transactions in purchased forward premium swaptions for Intermediate Bond during the year ended December 31, 2018 were as follows:
	USD Notional	Cost Payable
Balance at 12/31/2017	—	$—
Options Purchased	528,060,000	—
Balance at 12/31/2018	528,060,000	$—

NOTE 12 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Balanced
Class I
12/31/2018	1,258,334	—	2,512,799	(4,573,811)	(802,678)	19,084,047	—	38,219,666	(71,034,966)	(13,731,253)
12/31/2017	353,588	—	703,828	(3,536,426)	(2,479,010)	5,551,153	—	10,867,103	(55,854,629)	(39,436,373)
Class S
12/31/2018	1,699	—	19,105	(43,317)	(22,513)	26,386	—	289,441	(684,572)	(368,745)
12/31/2017	37,660	—	5,694	(80,542)	(37,188)	592,920	—	87,514	(1,272,469)	(592,035)
Global Equity
Class ADV
12/31/2018	44,554	—	62,851	(304,817)	(197,412)	470,027	—	678,675	(3,279,330)	(2,130,628)
12/31/2017	29,397	—	37,245	(468,169)	(401,527)	297,921	—	370,586	(4,706,714)	(4,038,207)
Class I
12/31/2018	261,347	—	739,818	(1,855,080)	(853,915)	2,781,443	—	7,921,491	(20,247,607)	(9,544,673)
12/31/2017	357,173	—	359,549	(2,472,669)	(1,755,947)	3,746,460	—	3,602,681	(25,164,373)	(17,815,232)
Class S
12/31/2018	299,721	—	1,811,246	(6,528,913)	(4,417,946)	3,059,321	—	19,537,870	(71,301,380)	(48,704,189)
12/31/2017	199,757	—	1,025,192	(10,754,683)	(9,529,734)	2,061,825	—	10,272,423	(109,818,624)	(97,484,376)
Class S2
12/31/2018	3,763	—	1,225	(14,948)	(9,960)	40,377	—	13,091	(161,475)	(108,007)
46

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 12 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Global Equity (continued)
12/31/2017	13,872	—	820	(6,846)	7,846	138,857	—	8,101	(71,875)	75,083
Class T
12/31/2018	175,082	—	118,192	(583,205)	(289,931)	1,906,440	—	1,273,805	(6,278,731)	(3,098,486)
12/31/2017	574,000	—	72,785	(1,593,219)	(946,434)	5,787,979	—	720,568	(16,396,513)	(9,887,966)
Government Money Market
Class I
12/31/2018	115,686,913	—	6,729,717	(97,825,734)	24,590,896	115,686,913	—	6,729,717	(97,825,734)	24,590,896
12/31/2017	62,019,236	—	2,783,547	(130,786,097)	(65,983,314)	62,019,235	—	2,783,547	(130,786,097)	(65,983,315)
Class S
12/31/2018	577,341	—	322	(621,733)	(44,070)	577,341	—	322	(621,733)	(44,070)
12/31/2017	2,779	—	217	(41,333)	(38,337)	2,779	—	217	(41,333)	(38,337)
Growth and Income
Class ADV
12/31/2018	205,452	—	3,921,351	(5,245,549)	(1,118,746)	5,773,044	—	99,614,503	(151,632,769)	(46,245,222)
12/31/2017	481,140	—	4,332,463	(8,613,013)	(3,799,410)	14,112,733	—	126,119,965	(259,034,403)	(118,801,705)
Class I
12/31/2018	203,896	—	7,653,598	(8,192,407)	(334,913)	5,912,887	—	197,042,198	(239,964,004)	(37,008,919)
12/31/2017	228,779	—	8,130,779	(7,269,067)	1,090,491	6,919,575	—	240,153,222	(221,389,322)	25,683,475
Class S
12/31/2018	97,255	—	2,190,453	(3,009,357)	(721,649)	2,797,176	—	55,646,599	(86,761,980)	(28,318,205)
12/31/2017	122,006	—	2,424,491	(5,427,934)	(2,881,437)	3,672,422	—	70,631,484	(162,795,310)	(88,491,404)
Class S2
12/31/2018	678	—	1,932	(137)	2,473	19,455	—	48,307	(3,876)	63,886
12/31/2017	1,188	—	1,791	(2,165)	814	35,185	—	51,608	(64,424)	22,369
Intermediate Bond
Class ADV
12/31/2018	672,787	—	741,533	(4,143,671)	(2,729,351)	8,401,669	—	9,119,082	(50,913,601)	(33,392,850)
12/31/2017	1,674,254	—	702,761	(2,769,383)	(392,368)	21,223,587	—	8,924,427	(35,130,726)	(4,982,712)
Class I
12/31/2018	3,851,385	—	3,054,743	(13,813,548)	(6,907,420)	48,108,912	—	37,972,205	(172,012,250)	(85,931,133)
12/31/2017	4,701,599	—	2,987,122	(13,551,357)	(5,862,636)	60,254,318	—	38,334,258	(173,617,322)	(75,028,746)
Class S
12/31/2018	3,629,370	—	6,652,401	(28,721,844)	(18,440,073)	45,716,649	—	82,137,715	(354,654,934)	(226,800,570)
12/31/2017	3,026,066	—	6,697,190	(36,721,454)	(26,998,198)	38,383,965	—	85,372,981	(467,195,239)	(343,438,293)
Class S2
12/31/2018	273,813	—	60,778	(543,827)	(209,236)	3,379,584	—	747,586	(6,730,628)	(2,603,458)
12/31/2017	467,281	—	56,884	(487,591)	36,574	5,941,780	—	722,395	(6,173,116)	491,059
Small Company
Class ADV
12/31/2018	93,822	—	66,734	(106,730)	53,826	1,728,493	—	1,214,551	(1,948,390)	994,654
12/31/2017	138,528	—	34,027	(104,357)	68,198	2,828,764	—	668,667	(2,179,147)	1,318,284
Class I
12/31/2018	2,715,237	—	4,317,429	(6,999,766)	32,900	51,418,584	—	83,024,164	(143,594,984)	(9,152,236)
12/31/2017	4,271,152	—	3,103,347	(4,422,213)	2,952,286	94,005,567	—	63,838,068	(94,507,724)	63,335,911
Class R6
12/31/2018	114,739	—	55,842	(67,395)	103,186	2,344,484	—	1,074,401	(1,301,750)	2,117,135
12/31/2017	213,873	—	21,729	(72,342)	163,260	4,622,329	—	447,197	(1,549,998)	3,519,528
Class S
12/31/2018	297,279	—	853,449	(1,112,733)	37,995	5,510,079	—	15,968,030	(21,715,135)	(237,026)
12/31/2017	376,316	—	675,283	(2,170,701)	(1,119,102)	8,133,510	—	13,566,861	(45,694,308)	(23,993,937)
NOTE 13 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, each Portfolio (except Government Money Market) can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the

47

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 13 — SECURITIES LENDING (continued)

investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.
The following tables represent a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2018:
Balanced
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$201,852	$(201,852)	$—
Barclays Capital Inc.	32,765	(32,765)	—
Citigroup Global Markets Inc.	48,656	(48,656)	—
Daiwa Capital Markets America Inc.	10,083	(10,083)	—
Jefferies LLC	1,563,229	(1,563,229)	—
Morgan Stanley & Co. LLC	197,117	(197,117)	—
Scotia Capital (USA) INC	40,271	(40,271)	—
BMO Capital Markets Corp	21,023	(21,023)	—
Goldman, Sachs & Co. LLC	19,571	(19,571)	—
J.P. Morgan Securities LLC	27,302	(27,302)	—
Jefferies LLC	26,259	(26,259)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	17,430	(17,430)	—
Morgan Stanley & Co. LLC	1,745	(1,745)	—
National Bank Of Canada Financial Inc	3,391,762	(3,391,762)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Scotia Capital (USA) INC	93,848	(93,848)	—
Wells Fargo Bank NA	11,190	(11,190)	—
Wells Fargo Securities LLC	26,257	(26,257)	—
Barclays Capital Inc.	161,045	(161,045)	—
Industrial And Commercial Bank Of China	2,923,761	(2,923,761)	—
National Financial Services LLC	3,808,026	(3,808,026)	—
J.P. Morgan Securities LLC	272,936	(272,936)	—
Total	$12,896,128	$(12,896,128)	$—

(1)
Collateral with a fair value of  $13,293,576 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Global Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Nomura Securities International, Inc.	$2,661,019	$(2,661,019)	$—
SG Americas Securities, LLC	126,828	(126,828)	—
Scotia Capital (USA) INC	3,357,607	(3,357,607)	—
UBS AG	2,730,730	(2,730,730)	—
Total	$8,876,184	$(8,876,184)	$—

(1)
Collateral with a fair value of  $9,339,651 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Growth and Income
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citadel Securities LLC	$4,792	$(4,792)	$—
Citigroup Global Markets Inc.	722,442	(722,442)	—
J.P. Morgan Securities LLC	26,864,431	(26,864,431)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	407,320	(407,320)	—
Natixis Securities America LLC	167,720	(167,720)	—
Total	$28,166,705	$(28,166,705)	$—

(1)
Collateral with a fair value of  $28,857,945 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Intermediate Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$2,609,549	$(2,609,549)	$—
Citigroup Global Markets Inc.	1,100,159	(1,100,159)	—

48

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 13 — SECURITIES LENDING (continued)

Intermediate Bond (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Deutsche Bank Securities Inc.	187,505	(187,505)	—
Jefferies LLC	68,227,940	(68,227,940)	—
MUFG Securities Americas Inc.	3,316,443	(3,316,443)	—
SunTrust Robinson Humphrey, Inc	3,262,109	(3,262,109)	—
Scotia Capital (USA) INC	382,096	(382,096)	—
UBS AG	1,036,926	(1,036,926)	—
Total	$80,122,727	$(80,122,727)	$—

(1)
Collateral with a fair value of  $81,871,346 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Small Company
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$30,321	$(30,321)	$—
Deutsche Bank Securities Inc.	72,001	(72,001)	—
Goldman, Sachs & Co. LLC	3,704,189	(3,704,189)	—
HSBC Bank PLC	1,306,044	(1,306,044)	—
Morgan Stanley & Co. LLC	713,938	(713,938)	—
National Financial Services LLC	18,926	(18,926)	—
Nomura Securities International, Inc.	935,985	(935,985)	—
RBC Dominion Securities Inc	561,180	(561,180)	—
Scotia Capital (USA) INC	1,722,758	(1,722,758)	—
Total	$9,065,342	$(9,065,342)	$—

(1)
Collateral with a fair value of  $9,311,398 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 14 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2018		Year Ended December 31, 2017
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Balanced	$17,574,924	$20,934,183	$10,954,617	$—
Global Equity	28,894,555	530,377	14,974,359	—
Government Money Market	6,730,308	—	2,783,768	—
Growth and Income	110,032,441	242,540,234	139,807,817	297,433,409
Intermediate Bond	129,984,350	—	133,358,596	—
Small Company	17,759,580	83,521,566	9,980,023	68,540,770
The tax-basis components of distributable earnings as of December 31, 2018 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Balanced	$8,842,508	$14,751,078	$(16,845,061)	$—	—	—
Global Equity	—	28,647,945	(51,527,507)	—	—	—
Government Money Market	12,190	—	—	—	—	—
Growth and Income	672,931	102,708,132	233,784,622	—	—	—
Intermediate Bond	1,677,638	—	(88,805,316)	(26,172,893)	Short-term	None
				(19,771,674)	Long-term	None
				$(45,944,567)
Small Company	17,611,663	56,991,646	(78,946,195)	—	—	—
The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.
49

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 14 — FEDERAL INCOME TAXES (continued)

As of December 31, 2018, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year remains subject to examination by these jurisdictions is 2014.
Prior to the reclassification of distributions on the Statement of Changes in Net Assets, the characteristics of distributions for the year ended December 31, 2017 were as follows:
	Balanced	Global Equity	Government Money Market	Growth and Income	Intermediate Bond	Small Company
Distributions from net investment income:
Class ADV	$—	$(370,586)	$—	$(12,635,577)	$(8,924,236)	$—
Class I	(10,867,103)	(3,602,681)	(2,682,933)	(32,232,936)	(38,341,421)	(2,010,029)
Class R6	—	—	—	—	—	(14,076)
Class S	(87,514)	(10,272,423)	(206)	(8,093,161)	(85,370,560)	(160,821)
Class S2	—	(8,101)	—	(5,539)	(722,379)	—
Class T	—	(720,568)	—	—	—	—
	$(10,954,617)	$(14,974,359)	$(2,683,139)	$(52,967,213)	$(133,358,596)	$(2,184,926)
Distributions from net realized gains:
Class ADV	$—	$—	$—	$(113,484,388)	$—	$(668,667)
Class I	—	—	(100,617)	(208,205,233)	—	(61,828,039)
Class R6	—	—	—	—	—	(433,121)
Class S	—	—	(12)	(62,538,322)	—	(13,406,040)
Class S2	—	—	—	(46,070)	—	—
Class T	—	—	—	—	—	—
	$—	$—	$(100,629)	$(384,274,013)	$—	$(76,335,867)
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year	$9,097,202	$12,168,248	$(139,830)	$(541,335)	$(1,371,433)	$3,065,070

NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS
In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for interim and annual periods beginning after December 15, 2018.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. As of December 31, 2018, management of the Portfolios is currently assessing the potential impact to financial statement disclosure that may result from adopting these ASUs.
NOTE 16 — SUBSEQUENT EVENTS
Subsequent to December 31, 2018, the following Portfolios paid dividends and distributions of:
	Type	Per Share Amount	Payable Date	Record Date
Government Money Market
Class I	NII	$0.0018	February 1, 2019	Daily
Class S	NII	$0.0000	February 1, 2019	Daily
All Classes	STCG	$0.0001	February 1, 2019	January 30, 2019
Intermediate Bond
Class ADV	NII	$0.0297	February 1, 2019	Daily
Class I	NII	$0.0353	February 1, 2019	Daily
Class S	NII	$0.0325	February 1, 2019	Daily
Class S2	NII	$0.0308	February 1, 2019	Daily

NII –
Net investment income

STCG – Short-term capital gain
Reorganization: The Board approved a proposal to reorganize VY® Templeton Global Growth Portfolio (the “Merging Portfolio”), which is not included in this report, with and into Global Equity (the “Reorganization”). The proposed Reorganization is subject to approval by shareholders of the Merging Portfolio at a shareholder

50

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 16 — SUBSEQUENT EVENTS (continued)

meeting scheduled to be held on or about July 30, 2019. If shareholder approval of the Reorganization is obtained, it is expected that the Reorganization will take place on or about August 23, 2019.
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.
51

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 42.8%
		Communication Services: 3.1%
2,087	(1)	Alphabet, Inc. - Class A	$2,180,832	0.6
21,202	(2)	Auto Trader Group PLC	123,044	0.0
33,666		Comcast Corp. – Class A	1,146,327	0.3
9,925	(1)	Facebook, Inc.- Class A	1,301,068	0.4
24,238		Verizon Communications, Inc.	1,362,660	0.4
7,355		Walt Disney Co.	806,476	0.2
369,442	(3)(4)	Other Securities	4,076,238	1.2
			10,996,645	3.1
		Consumer Discretionary: 4.3%
1,426	(1)	Amazon.com, Inc.	2,141,809	0.6
8,520		Home Depot, Inc.	1,463,907	0.4
386,999	(3)(4)	Other Securities	11,423,226	3.3
			15,028,942	4.3
		Consumer Staples: 3.3%
18,108		Altria Group, Inc.	894,354	0.2
17,543		Procter & Gamble Co.	1,612,553	0.5
9,828		Walmart, Inc.	915,478	0.3
236,500	(2)	WH Group Ltd.	181,643	0.0
312,143	(4)	Other Securities	8,084,947	2.3
			11,688,975	3.3
		Energy: 2.3%
14,007		Chevron Corp.	1,523,822	0.4
262,877	(3)(4)	Other Securities	6,614,666	1.9
			8,138,488	2.3
		Financials: 6.6%
57,655		Bank of America Corp.	1,420,619	0.4
5,459	(1)	Berkshire Hathaway, Inc. – Class B	1,114,619	0.3
16,144		JPMorgan Chase & Co.	1,575,977	0.5
11,577		Morgan Stanley	459,028	0.1
1,897,951	(3)(4)	Other Securities	18,691,208	5.3
			23,261,451	6.6
		Health Care: 6.0%
7,350		AbbVie, Inc.	677,597	0.2
6,129		Amgen, Inc.	1,193,133	0.4
4,096		Cigna Corp.	777,912	0.2
11,503		Johnson & Johnson	1,484,462	0.4
12,801		Merck & Co., Inc.	978,124	0.3
37,945		Pfizer, Inc.	1,656,299	0.5
3,387		Roche Holding AG	840,853	0.2
6,184		UnitedHealth Group, Inc.	1,540,558	0.4
203,957	(4)	Other Securities	11,772,684	3.4
			20,921,622	6.0
		Industrials: 4.9%
4,166		Boeing Co.	1,343,535	0.4
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
7,148		Honeywell International, Inc.	$944,393	0.3
8,669		Ingersoll-Rand PLC - Class A	790,873	0.2
5,969		Union Pacific Corp.	825,095	0.2
9,419		Waste Management, Inc.	838,197	0.2
784,245	(3)(4)	Other Securities	12,532,492	3.6
			17,274,585	4.9
		Information Technology: 7.2%
5,230	(1)	Adobe, Inc.	1,183,235	0.3
19,584		Apple, Inc.	3,089,180	0.9
34,856		Cisco Systems, Inc.	1,510,310	0.4
7,387		Citrix Systems, Inc.	756,872	0.2
4,415		Mastercard, Inc. - Class A	832,890	0.3
30,589		Microsoft Corp.	3,106,925	0.9
10,361		Texas Instruments, Inc.	979,114	0.3
280,169	(3)(4)	Other Securities	13,602,403	3.9
			25,060,929	7.2
		Materials: 1.7%
3,918	(2)	Covestro AG	194,037	0.1
199,545	(3)	Other Securities	5,614,710	1.6
			5,808,747	1.7
		Real Estate: 1.7%
540,603	(3)(4)	Other Securities	5,952,111	1.7
		Utilities: 1.7%
298,063	(4)	Other Securities	6,069,675	1.7
		Total Common Stock (Cost $158,460,373)	150,202,170	42.8
EXCHANGE-TRADED FUNDS: 20.0%
319,233	(5)	Invesco Senior Loan ETF	6,952,895	2.0
168,457		iShares 1-3 Year Treasury Bond ETF	14,086,374	4.0
527,836		iShares Core MSCI Emerging Markets ETF	24,887,467	7.1
13,601	(5)	iShares Core S&P 500 ETF	3,422,148	1.0
1,200		iShares Core S&P Mid-Cap ETF	199,272	0.1
5,824		iShares MSCI EAFE ETF	342,335	0.1
138,831		iShares Russell 1000 Value ETF	15,417,182	4.4
4,665		SPDR S&P 500 ETF Trust	1,165,877	0.3
33,278		Vanguard Global ex-U.S. Real Estate ETF	1,744,100	0.5
23,658		Vanguard Real Estate ETF	1,764,177	0.5
		Total Exchange-Traded Funds (Cost $75,085,727)	69,981,827	20.0

See Accompanying Notes to Financial Statements
52

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: 4.9%
		Affiliated Investment Companies: 3.4%
195,712		Voya Emerging Markets Local Currency Debt Fund - Class P	$1,348,459	0.4
1,141,230		Voya Floating Rate Fund - Class P	10,727,558	3.0
			12,076,017	3.4
		Unaffiliated Investment Companies: 1.5%
1,172,183		Credit Suisse Commodity Return Strategy Fund - Class I	5,145,882	1.5
		Total Mutual Funds (Cost $18,928,976)	17,221,899	4.9
PREFERRED STOCK: 0.0%
		Utilities: 0.0%
1,561	(4)	Other Securities	28,395	0.0
		Total Preferred Stock (Cost $39,025)	28,395	0.0
RIGHTS: 0.0%
		Energy: 0.0%
20,560	(4)	Other Securities	9,423	0.0
		Total Rights (Cost $9,646)	9,423	0.0

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 8.7%
		Basic Materials: 0.3%
51,000	(2)	Dow Chemical Co/The, 4.800%, 11/30/2028	52,022	0.0
80,000	(2)	Georgia-Pacific LLC, 2.539%, 11/15/2019	79,405	0.0
95,000	(2)	Georgia-Pacific LLC, 5.400%, 11/01/2020	98,444	0.1
105,000	(2)	Newcrest Finance Pty Ltd., 4.450%, 11/15/2021	106,332	0.0
666,000		Other Securities	642,497	0.2
			978,700	0.3
		Communications: 0.8%
65,000	(2)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	60,704	0.0
70,000	(2)	CommScope Technologies LLC, 5.000%, 03/15/2027	56,875	0.0
120,000	(2)	NBCUniversal Enterprise, Inc., 5.250%, 12/31/2199	121,800	0.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
65,000	(2)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	$57,688	0.0
50,000	(2)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	45,875	0.0
200,000	(2)	Tencent Holdings Ltd., 2.985%, 01/19/2023	194,467	0.1
190,000		Verizon Communications, Inc., 3.850%-4.862%, 03/15/2039-08/21/2046	180,496	0.1
2,163,000		Other Securities	2,086,238	0.6
			2,804,143	0.8
		Consumer, Cyclical: 0.8%
70,000	(2)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	64,575	0.0
70,000	(2)	BMW US Capital LLC, 3.400%, 08/13/2021	69,730	0.0
90,000	(2)	BMW US Capital LLC, 3.450%, 04/12/2023	89,393	0.1
16,992	(2)	British Airways 2018-1 Class A Pass Through Trust, 4.125%, 03/20/2033	16,818	0.0
60,000	(2)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	51,750	0.0
150,000	(2)	Daimler Finance North America LLC, 2.300%, 02/12/2021	146,387	0.0
45,000	(2)	Dana Financing Luxembourg Sarl, 6.500%, 06/01/2026	43,369	0.0
65,000	(2)	Hilton Domestic Operating Co., Inc., 5.125%, 05/01/2026	62,562	0.0
100,000	(2)	Nissan Motor Acceptance Corp., 2.600%, 09/28/2022	95,281	0.1
60,000	(2)	Nissan Motor Acceptance Corp., 3.650%, 09/21/2021	59,730	0.0
65,000	(2)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	61,425	0.0
65,000	(2)	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.500%, 03/01/2025	60,775	0.0
150,000	(2)	ZF North America Capital, Inc., 4.000%, 04/29/2020	149,347	0.1
1,914,124		Other Securities	1,821,620	0.5
			2,792,762	0.8

See Accompanying Notes to Financial Statements
53

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: 1.3%
222,000		AbbVie, Inc., 2.900%-4.450%, 11/14/2021-05/14/2046	$202,930	0.1
60,000		Amgen, Inc., 2.125%, 05/01/2020	59,211	0.0
65,000	(2)	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.700%, 02/01/2036	60,700	0.0
140,000	(2)	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	130,282	0.1
90,000	(2)	BAT International Finance PLC, 2.750%, 06/15/2020	88,449	0.0
70,000	(2)	Brink’s Co/The, 4.625%, 10/15/2027	64,066	0.0
290,000	(2)	Cigna Corp., 3.200%, 09/17/2020	288,875	0.1
65,000	(2)	JBS USA LUX SA / JBS USA Finance, Inc., 5.750%, 06/15/2025	62,319	0.0
70,000	(2)	Keurig Dr Pepper, Inc., 4.057%, 05/25/2023	69,780	0.0
5,000	(2)	Keurig Dr Pepper, Inc., 4.417%, 05/25/2025	4,986	0.0
90,000	(2)	Kraft Heinz Foods Co., 4.875%, 02/15/2025	90,455	0.0
70,000	(2)	Post Holdings, Inc., 5.000%, 08/15/2026	64,050	0.0
200,000	(2)	Takeda Pharmaceutical Co. Ltd., 4.000%, 11/26/2021	202,853	0.1
3,349,000	(3)	Other Securities	3,254,515	0.9
			4,643,471	1.3
		Energy: 1.1%
30,000	(2)	Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	29,175	0.0
50,000	(2)(5)	Jonah Energy LLC / Jonah Energy Finance Corp., 7.250%, 10/15/2025	32,500	0.0
200,000	(2)	KazMunayGas National Co. JSC, 4.750%, 04/24/2025	198,750	0.1
200,000	(2)	Petroleos del Peru SA, 4.750%, 06/19/2032	192,500	0.1
75,000	(2)	Schlumberger Investment SA, 2.400%, 08/01/2022	72,049	0.0
22,000	(2)	Schlumberger Norge AS, 4.200%, 01/15/2021	22,332	0.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy (continued)
24,000	(2)	Schlumberger Oilfield UK PLC, 4.200%, 01/15/2021	$24,303	0.0
60,000	(2)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	57,900	0.0
3,339,000		Other Securities	3,184,567	0.9
			3,814,076	1.1
		Financial: 2.6%
768,000	(6)	Bank of America Corp., 3.419%-4.271%, 05/17/2022-07/23/2029	748,838	0.2
80,000	(2)	Barclays Bank PLC, 10.179%, 06/12/2021	89,978	0.0
200,000	(2)	BNP Paribas SA, 3.500%, 03/01/2023	194,077	0.0
206,000	(2)	BPCE SA, 5.700%, 10/22/2023	213,685	0.1
250,000		Citibank NA, 3.400%, 07/23/2021	250,396	0.1
45,000		Citigroup, Inc., 5.500%, 09/13/2025	47,309	0.0
250,000	(2)	Credit Agricole SA/London, 2.375%, 07/01/2021	243,092	0.1
77,000		Credit Suisse Group Funding Guernsey Ltd., 3.800%, 09/15/2022	76,500	0.0
200,000	(2)	Danske Bank A/S, 2.800%, 03/10/2021	195,491	0.1
65,000	(2)	ESH Hospitality, Inc., 5.250%, 05/01/2025	60,613	0.0
90,000	(2)	Fairfax Financial Holdings Ltd., 4.850%, 04/17/2028	86,689	0.0
205,000	(2)(5)	Federation des Caisses Desjardins du Quebec, 2.250%, 10/30/2020	201,223	0.1
81,000	(2)	Guardian Life Insurance Co. of America/The, 4.850%, 01/24/2077	80,076	0.0
691,000	(6)	JPMorgan Chase & Co., 2.550%-4.032%, 10/29/2020-07/24/2048	666,412	0.2
180,000	(2)(6)	Macquarie Group Ltd, 3.189%, 11/28/2023	173,323	0.0
384,000	(6)	Morgan Stanley, 2.750%-5.500%, 07/28/2021-04/22/2039	378,827	0.1
70,000	(2)	Quicken Loans, Inc., 5.250%, 01/15/2028	62,213	0.0

See Accompanying Notes to Financial Statements
54

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
70,000		Royal Bank of Canada, 3.068%, (US0003M + 0.660%), 10/05/2023	$68,939	0.0
200,000	(2)	Societe Generale SA, 2.625%, 09/16/2020	197,621	0.1
400,000	(2)(6)	Standard Chartered PLC, 3.885%, 03/15/2024	387,545	0.1
110,000	(2)	Suncorp-Metway Ltd, 2.375%, 11/09/2020	107,822	0.0
200,000	(2)	UBS AG/London, 2.450%, 12/01/2020	196,391	0.1
48,000		Wells Fargo & Co., 4.750%, 12/07/2046	46,384	0.0
250,000		Wells Fargo Bank NA, 3.625%, 10/22/2021	251,568	0.1
4,152,000		Other Securities	4,131,391	1.2
			9,156,403	2.6
		Industrial: 0.5%
70,000	(2)	Novelis Corp., 5.875%, 09/30/2026	62,125	0.0
25,000	(2)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	25,156	0.0
70,000	(2)	Standard Industries, Inc./NJ, 5.000%, 02/15/2027	61,425	0.0
1,732,000		Other Securities	1,633,865	0.5
			1,782,571	0.5
		Technology: 0.5%
275,000		Apple, Inc., 2.000%-3.750%, 11/13/2020-11/13/2047	262,494	0.1
49,000	(2)	Dell International LLC / EMC Corp., 4.420%, 06/15/2021	48,978	0.0
182,000	(2)	Dell International LLC / EMC Corp., 5.450%, 06/15/2023	185,375	0.1
90,000	(2)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	90,579	0.0
60,000	(2)	First Data Corp., 5.750%, 01/15/2024	58,820	0.0
73,000	(2)	NXP BV / NXP Funding LLC, 4.875%, 03/01/2024	73,412	0.0
986,000		Other Securities	968,284	0.3
			1,687,942	0.5
		Utilities: 0.8%
75,000	(2)	American Transmission Systems, Inc., 5.000%, 09/01/2044	80,506	0.0
85,000	(2)	American Transmission Systems, Inc., 5.250%, 01/15/2022	89,381	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Utilities (continued)
70,000	(2)	Calpine Corp., 5.250%, 06/01/2026	$64,137	0.0
39,000	(2)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	37,248	0.0
97,000	(2)	Jersey Central Power & Light Co., 4.300%, 01/15/2026	97,884	0.0
50,000	(2)	Niagara Mohawk Power Corp., 4.278%, 12/15/2028	51,803	0.0
2,405,000	(3)	Other Securities	2,338,458	0.7
			2,759,417	0.8
		Total Corporate Bonds/Notes (Cost $31,492,076)	30,419,485	8.7
COLLATERALIZED MORTGAGE OBLIGATIONS: 4.2%
90,601		Alternative Loan Trust 2004-J7 MI, 3.335%, (US0001M + 1.020%), 10/25/2034	89,019	0.0
87,752		Alternative Loan Trust 2005-10CB 1A1, 3.006%, (US0001M + 0.500%), 05/25/2035	76,695	0.0
70,681		Alternative Loan Trust 2005-51 3A2A, 3.447%, (12MTA + 1.290%), 11/20/2035	68,343	0.0
74,459		Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/2035	68,363	0.0
141,502		Alternative Loan Trust 2005-J2 1A12, 2.906%, (US0001M + 0.400%), 04/25/2035	122,829	0.1
22,969		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	17,608	0.0
131,669		Alternative Loan Trust 2006-19CB A12, 2.906%, (US0001M + 0.400%), 08/25/2036	91,539	0.0
108,813		Alternative Loan Trust 2006-HY11 A1, 2.626%, (US0001M + 0.120%), 06/25/2036	101,163	0.0
36,365		Alternative Loan Trust 2007-23CB A3, 3.006%, (US0001M + 0.500%), 09/25/2037	23,017	0.0

See Accompanying Notes to Financial Statements
55

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
177,130		Alternative Loan Trust 2007-2CB 2A1, 3.106%, (US0001M + 0.600%), 03/25/2037	$117,387	0.1
92,354		Bear Stearns Mortgage Funding Trust 2006-AR5 2A1, 2.696%, (US0001M + 0.190%), 01/25/2037	88,655	0.0
9,128	(2)	Bellemeade Re Ltd. 2015-1A M2, 6.806%, (US0001M + 4.300%), 07/25/2025	9,183	0.0
124,167	(6)	Citigroup Mortgage Loan Trust 2006-AR2 1A1, 4.134%, 03/25/2036	118,271	0.1
69,008	(6)	Citigroup Mortgage Loan Trust 2007-10 22AA, 4.238%, 09/25/2037	66,342	0.0
100,000	(2)(6)	COLT 2018-1 M1 Mortgage Loan Trust, 3.661%, 02/25/2048	99,401	0.0
200,000	(2)(6)	Deephaven Residential Mortgage Trust 2018-1A M1, 3.939%, 12/25/2057	200,386	0.1
47,563		DSLA Mortgage Loan Trust 2005-AR4 2A1B, 2.750%, (US0001M + 0.280%), 08/19/2045	41,232	0.0
872,289		Fannie Mae 2011-113 CL, 4.000%, 11/25/2041	906,235	0.3
372,542		Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	407,529	0.1
250,000		Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 6.156%, (US0001M + 3.650%), 09/25/2029	265,752	0.1
200,000		Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 5.506%, (US0001M + 3.000%), 10/25/2029	207,160	0.1
250,000		Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 4.706%, (US0001M + 2.200%), 01/25/2030	250,762	0.1
100,000		Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 4.906%, (US0001M + 2.400%), 05/25/2030	100,863	0.0
200,000		Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 5.006%, (US0001M + 2.500%), 05/25/2030	199,890	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
300,000		Fannie Mae Connecticut Avenue Securities 2018-CO1 1M2, 4.756%, (US0001M + 2.250%), 07/25/2030	$293,548	0.1
120,662		Fannie Mae REMIC Trust 2001-15 Z, 6.000%, 04/25/2031	129,806	0.0
360,039		Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/2036	376,218	0.1
325,408	(6)	Fannie Mae REMIC Trust 2009-50 HZ, 5.553%, 02/25/2049	346,895	0.1
200,805		Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/2041	218,410	0.1
299,290		Fannie Mae REMIC Trust 2011-9 AZ, 5.000%, 05/25/2040	326,552	0.1
162,318		Fannie Mae REMICS 2011-10 ZC, 5.000%, 02/25/2041	175,712	0.0
475,580		Fannie Mae REMICS 2013-16 GD, 3.000%, 03/25/2033	464,771	0.1
211,988		Fannie Mae REMICS 2018-8 AB, 3.500%, 10/25/2047	213,880	0.1
66,152		First Horizon Alternative Mortgage Securities Trust 2006-FA7 A5, 2.806%, (US0001M + 0.300%), 12/25/2036	40,236	0.0
66,152	(7)	First Horizon Alternative Mortgage Securities Trust 2006-FA7 A9, 4.194%, (-1.000*US0001M + 6.700%), 12/25/2036	16,099	0.0
98,256	(2)(6)	Flagstar Mortgage Trust 2018-1 B2, 4.057%, 03/25/2048	99,190	0.1
98,256	(2)(6)	Flagstar Mortgage Trust 2018-1 B3, 4.057%, 03/25/2048	97,149	0.0
790,868		Freddie Mac 326 350, 3.500%, 03/15/2044	804,316	0.2
221,909		Freddie Mac 4634 ZM, 5.000%, 11/15/2056	264,487	0.1
122,913		Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/2029	131,638	0.0

See Accompanying Notes to Financial Statements
56

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
151,760		Freddie Mac REMIC Trust 2472 ZC, 6.000%, 07/15/2032	$164,997	0.1
94,555		Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/2032	102,761	0.0
26,053		Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/2034	28,760	0.0
67,795		Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/2035	71,648	0.0
204,106		Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/2036	220,109	0.1
84,638		Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/2037	92,946	0.0
75,228	(6)(7)	Freddie Mac REMIC Trust 3524 LA, 5.478%, 03/15/2033	79,996	0.0
83,325		Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/2037	91,096	0.0
58,799		Freddie Mac REMIC Trust 3819 ZY, 6.000%, 10/15/2037	62,811	0.0
18,794		Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/2042	19,932	0.0
323,814		Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/2033	319,548	0.1
485,856		Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/2044	513,156	0.2
485,856		Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/2044	514,598	0.2
100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 7.206%, (US0001M + 4.700%), 04/25/2028	115,523	0.0
350,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 5.156%, (US0001M + 2.650%), 12/25/2029	354,885	0.1
200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 4.856%, (US0001M + 2.350%), 04/25/2030	198,828	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 4.806%, (US0001M + 2.300%), 09/25/2030	$97,762	0.0
934,122		Ginnie Mae 2013-8 BE, 1.750%, 11/20/2042	880,376	0.3
73,195		Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/2039	77,872	0.0
344,099		Ginnie Mae Series 2010-164 JZ, 4.000%, 12/20/2040	358,985	0.1
32,572		Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/2032	35,499	0.0
72,495		HomeBanc Mortgage Trust 2004-1 2A, 3.366%, (US0001M + 0.860%), 08/25/2029	69,213	0.0
50,576		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 2.716%, (US0001M + 0.210%), 04/25/2046	46,024	0.0
193,664	(2)(6)	JP Morgan Mortgage Trust 2017-3 B1, 3.865%, 08/25/2047	190,386	0.1
98,060	(2)(6)	JP Morgan Mortgage Trust 2017-6 B3, 3.849%, 12/25/2048	89,362	0.0
37,856		Lehman XS Trust Series 2005-5N 1A2, 2.866%, (US0001M + 0.360%), 11/25/2035	35,474	0.0
56,633		Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/2037	45,742	0.0
83,600	(2)(6)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	84,217	0.0
98,439	(2)(6)	Sequoia Mortgage Trust 2018-CH1 B1B, 4.502%, 02/25/2048	103,198	0.0
300,000	(2)(6)	Sequoia Mortgage Trust 2018-CH4 A13, 4.500%, 10/25/2048	311,911	0.1
200,000	(2)(6)	Verus Securitization Trust 2017-SG1A B1, 3.615%, 11/25/2047	201,977	0.1
105,879		WaMu Mortgage Pass-Through Certificates Series 2005-AR11 A1C3, 3.016%, (US0001M + 0.510%), 08/25/2045	106,225	0.0

See Accompanying Notes to Financial Statements
57

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
55,537		WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 2.996%, (US0001M + 0.490%), 10/25/2045	$55,300	0.0
211,792		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 3.117%, (12MTA + 0.960%), 08/25/2046	156,255	0.1
31,495		Wells Fargo Alternative Loan 2007-PA2 2A1, 2.936%, (US0001M + 0.430%), 06/25/2037	26,045	0.0
38,444	(6)	Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 4.209%, 04/25/2036	37,532	0.0
43,527	(6)	Wells Fargo Mortgage Backed Securities 2007-AR7 A1, 4.773%, 12/28/2037	42,624	0.0
932,594		Other Securities	911,876	0.3
		Total Collateralized Mortgage Obligations (Cost $14,615,594)	14,651,980	4.2
COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.5%
70,000	(2)	Bancorp Commercial Mortgage 2018 CRE4 D Trust, 4.555%, (US0001M + 2.100%), 09/15/2035	68,544	0.0
3,000,000	(6)(7)	BANK 2017-BNK8 XB, 0.176%, 11/15/2050	42,045	0.0
2,180,000	(2)(6)(7)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/2033	82,557	0.0
100,000	(2)	BDS 2018-FL2 D, 5.005%, (US0001M + 2.550%), 08/15/2035	96,483	0.0
210,000	(2)(6)	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6 F, 5.677%, 11/11/2041	211,116	0.1
2,120,000	(6)(7)	Benchmark 2018-B8 XA Mortgage Trust, 0.669%, 01/15/2052	109,225	0.0
823,294	(6)(7)	CD 2017-CD4 Mortgage Trust XA, 1.320%, 05/10/2050	63,744	0.0
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
5,376,865	(6)(7)	CFCRE Commercial Mortgage Trust 2016-C7 XA, 0.753%, 12/10/2054	$254,143	0.1
100,000	(6)	Citigroup Commercial Mortgage Trust 2013-GC17 C, 5.134%, 11/10/2046	104,751	0.1
70,000		Citigroup Commercial Mortgage Trust 2016-P4 A4, 2.902%, 07/10/2049	66,879	0.0
983,201	(6)(7)	Citigroup Commercial Mortgage Trust 2016-P4 XA, 1.995%, 07/10/2049	103,962	0.1
1,331,705	(6)(7)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.119%, 10/12/2050	91,564	0.0
80,000	(6)	Citigroup Commercial Mortgage Trust 2017-P8 C, 4.271%, 09/15/2050	77,918	0.0
994,593	(6)(7)	Citigroup Commercial Mortgage Trust 2017-P8 XA, 0.927%, 09/15/2050	61,383	0.0
1,478,193	(6)(7)	Citigroup Commercial Mortgage Trust 2018-C5 XA, 0.603%, 06/10/2051	74,508	0.0
855,413	(6)(7)	COMM 2012-CR4 XA, 1.785%, 10/15/2045	45,752	0.0
2,380,000	(2)(6)(7)	COMM 2012-CR4 XB, 0.594%, 10/15/2045	51,420	0.0
3,296,303	(6)(7)	COMM 2013-CCRE13 XA, 0.803%, 11/10/2046	110,123	0.1
1,600,152	(6)(7)	COMM 2016-CR28 XA, 0.653%, 02/10/2049	56,649	0.0
756,159	(6)(7)	COMM 2017-COR2 XA, 1.179%, 09/10/2050	60,061	0.0
400,000	(2)	CSWF 2018-TOP E, 4.705%, (US0001M + 2.250%), 08/15/2035	389,116	0.1
100,000	(2)	CSWF 2018-TOP F, 5.205%, (US0001M + 2.750%), 08/15/2035	97,571	0.1
110,000	(2)(6)	DBUBS 2011-LC1A E, 5.698%, 11/10/2046	113,154	0.0
130,000	(2)(6)	DBWF 2015-LCM D Mortgage Trust, 3.421%, 06/10/2034	113,843	0.0

See Accompanying Notes to Financial Statements
58

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
110,000	(2)(6)	DBJPM 16-C3 Mortgage Trust, 3.493%, 08/10/2049	$95,331	0.0
1,586	(6)(7)	Freddie Mac Multifamily Structured Pass Through Certificates K014 X1, 1.149%, 04/25/2021	36	0.0
1,465	(6)(7)	Freddie Mac Multifamily Structured Pass Through Certificates K020 X1, 1.409%, 05/25/2022	58	0.0
682,318	(6)(7)	Freddie Mac Multifamily Structured Pass Through Certificates K709 X1, 1.492%, 03/25/2019	1,959	0.0
849,680	(6)(7)	Freddie Mac Multifamily Structured Pass Through Certificates K711 X1, 1.668%, 07/25/2019	3,628	0.0
1,005,533	(6)(7)	Freddie Mac Multifamily Structured Pass Through Certificates K712 X1, 1.329%, 11/25/2019	6,768	0.0
14,908,009	(2)(7)	FREMF Mortgage Trust 2012-K709 X2A, 0.200%, 04/25/2045	5,659	0.0
220,000	(2)	GPT 2018-GPP D Mortgage Trust, 4.305%, (US0001M + 1.850%), 06/15/2035	219,610	0.1
100,000	(2)	GS Mortgage Securities Corp. II 2018-RIVR F, 4.555%, (US0001M + 2.100%), 07/15/2035	96,868	0.1
100,000	(2)(6)	GS Mortgage Securities Trust 2010-C2 D, 5.181%, 12/10/2043	101,142	0.1
100,000	(2)(6)	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/2043	93,034	0.0
1,350,181	(6)(7)	GS Mortgage Securities Trust 2012-GCJ7 XA, 2.210%, 05/10/2045	54,027	0.0
2,322,504	(6)(7)	GS Mortgage Securities Trust 2013-GCJ14 XA, 0.610%, 08/10/2046	56,450	0.0
1,210,077	(6)(7)	GS Mortgage Securities Trust 2014-GC22 XA, 0.990%, 06/10/2047	44,871	0.0
1,929,035	(6)(7)	GS Mortgage Securities Trust 2016-GS4 XA, 0.589%, 11/10/2049	59,738	0.0
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
856,631	(6)(7)	GS Mortgage Securities Trust 2017-GS6 XA, 1.048%, 05/10/2050	$60,675	0.0
2,672	(2)(6)	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-C2 H, 5.762%, 05/15/2041	2,665	0.0
1,050,000	(2)(6)(7)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.327%, 12/15/2047	13,182	0.0
100,000	(2)(6)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 G, 3.873%, 07/15/2046	97,186	0.0
2,111,947	(6)(7)	JPMBB Commercial Mortgage Securities Trust 2013-C12 XA, 0.516%, 07/15/2045	38,533	0.0
100,000	(2)(6)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.199%, 11/15/2045	99,341	0.1
50,000	(6)	JPMBB Commercial Mortgage Securities Trust 2013-C17 C, 4.891%, 01/15/2047	50,577	0.0
891,246	(6)(7)	JPMBB Commercial Mortgage Securities Trust 2014-C19 XA, 1.118%, 04/15/2047	14,293	0.0
100,000	(2)(6)	JPMBB Commercial Mortgage Securities Trust 2014-C24 D, 3.890%, 11/15/2047	85,940	0.0
934,657	(6)(7)	JPMBB Commercial Mortgage Securities Trust 2014-C26 XA, 1.088%, 01/15/2048	36,464	0.0
523,399	(2)(6)(7)	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.731%, 11/15/2038	582	0.0
2,385,900	(6)(7)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 1.101%, 12/15/2047	87,744	0.0
100,000	(2)(6)	Morgan Stanley Capital I Trust 2011-C1 E, 5.375%, 09/15/2047	103,483	0.1

See Accompanying Notes to Financial Statements
59

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
3,980	(2)	Morgan Stanley Reremic Trust 2012-XA B, 0.250%, 07/27/2049	$3,945	0.0
79,463	(2)	SLIDE 2018-FUN D, 4.305%, (US0001M + 1.850%), 06/15/2031	78,814	0.0
100,000	(2)	TPG Real Estate Finance 2018-FL-1 C Issuer Ltd., 4.355%, (US0001M + 1.900%), 02/15/2035	97,967	0.0
1,294	(6)(7)	Wells Fargo Commercial Mortgage Trust 2016-NXS5 XA, 1.529%, 01/15/2059	90	0.0
100,000	(6)	Wells Fargo Commercial Mortgage Trust 2017-C40 C, 4.334%, 10/15/2050	97,112	0.0
1,682,092	(2)(6)(7)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.836%, 08/15/2045	87,645	0.0
3,424	(2)(6)(7)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.276%, 03/15/2048	144	0.0
240,000	(2)(6)	WFRBS Commercial Mortgage Trust 2013-C14 D, 3.979%, 06/15/2046	218,386	0.1
1,339,738	(6)(7)	WFRBS Commercial Mortgage Trust 2013-C16 XA, 0.749%, 09/15/2046	35,115	0.0
590,000		Other Securities	588,526	0.2
		Total Commercial Mortgage-Backed Securities (Cost $5,454,935)	5,284,099	1.5
FOREIGN GOVERNMENT BONDS: 0.4%
100,000	(2)	Dominican Republic International Bond, 5.500%, 01/27/2025	99,375	0.0
200,000	(2)	Saudi Government International Bond, 4.000%, 04/17/2025	198,663	0.1
1,119,539	(3)	Other Securities	1,127,959	0.3
		Total Foreign Government Bonds (Cost $1,499,150)	1,425,997	0.4
U.S. TREASURY OBLIGATIONS: 3.4%
		U.S. Treasury Bonds: 0.4%
1,560,000	(5)	3.000%, 08/15/2048	1,555,769	0.4
30,000		3.500%, 02/15/2039	32,874	0.0
			1,588,643	0.4
Principal Amount†			Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: (continued)
		U.S. Treasury Notes: 3.0%
1,197,000		2.500%, 12/31/2020	$1,196,841	0.3
1,936,000		2.625%, 12/15/2021	1,944,832	0.6
2,051,000		2.875%, 11/30/2025	2,089,133	0.6
4,596,400		3.125%, 11/15/2028	4,771,663	1.4
403,000		1.500%-2.625%, 10/31/2019-12/31/2023	401,725	0.1
			10,404,194	3.0
		Total U.S. Treasury Obligations (Cost $11,666,110)	11,992,837	3.4
U.S. GOVERNMENT AGENCY OBLIGATIONS(8): 5.6%
		Federal Home Loan Mortgage Corporation: 2.4%(8)
3,052,000	(9)	3.500%, 07/15/2041	3,051,278	0.8
1,007,324		3.500%, 07/01/2047	1,008,705	0.3
995,126		3.500%, 11/01/2048	998,523	0.3
3,388,470		2.500%-6.500%, 05/01/2030-08/01/2048	3,405,164	1.0
			8,463,670	2.4
		Federal National Mortgage Association: 2.5%(8)
1,766,000	(9)	3.000%, 01/18/2047	1,723,425	0.5
1,194,321		3.500%, 09/01/2047	1,195,638	0.3
1,082,000	(9)	4.000%, 08/25/2040	1,103,408	0.3
4,649,623	(9)	2.500%-7.500%, 06/01/2029-08/01/2056	4,747,002	1.4
			8,769,473	2.5
		Government National Mortgage Association: 0.7%
1,193,000	(9)	4.000%, 09/20/2040	1,221,806	0.3
1,352,238	(6)(9)	4.000%-5.310%, 11/20/2040-10/20/2060	1,402,252	0.4
			2,624,058	0.7
		Total U.S. Government Agency Obligations (Cost $19,785,780)	19,857,201	5.6
ASSET-BACKED SECURITIES: 3.5%
		Automobile Asset-Backed Securities: 0.2%
100,000	(2)	OSCAR US Funding Trust VI LLC 2017-1A A3, 2.820%, 06/10/2021	99,753	0.0
30,000	(2)	SunTrust Auto Receivables Trust 2015-1A B, 2.200%, 02/15/2021	29,854	0.0

See Accompanying Notes to Financial Statements
60

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Automobile Asset-Backed Securities (continued)
100,000	(2)	Tesla Auto Lease Trust 2018-B C, 4.360%, 10/20/2021	$100,550	0.1
350,000		Other Securities	355,161	0.1
			585,318	0.2
		Home Equity Asset-Backed Securities: 0.1%
410,396		Other Securities	378,568	0.1
		Other Asset-Backed Securities: 2.9%
67,943	(2)(10)	Ajax Mortgage Loan Trust 2016-C A, 4.000% (Step Rate @ 7.000% on 11/25/ 2019), 10/25/2057	68,032	0.0
146,094	(2)(10)	Ajax Mortgage Loan Trust 2017-A A, 3.470% (Step Rate @ 6.470% on 05/25/ 2020), 04/25/2057	145,271	0.0
250,000	(2)	ALM VIII Ltd. 2013-8A A1R, 3.926%, (US0003M + 1.490%), 10/15/2028	250,002	0.1
300,000	(2)	ARES XLVI CLO Ltd. 2017-46A A2, 3.666%, (US0003M + 1.230%), 01/15/2030	292,464	0.1
250,000	(2)	Avery Point IV CLO Ltd. 2014-1A CR, 4.840%, (US0003M + 2.350%), 04/25/2026	248,195	0.1
250,000	(2)	Babson CLO Ltd. 2014-IA BR, 4.669%, (US0003M + 2.200%), 07/20/2025	249,963	0.1
250,000	(2)	Benefit Street Partners CLO VIII Ltd. 2015-8A A1BR, 3.669%, (US0003M + 1.200%), 01/20/2031	242,386	0.1
250,000	(2)	BlueMountain CLO 2015-1A BR, 4.936%, (US0003M + 2.500%), 04/13/2027	250,031	0.1
80,000	(2)	Burnham Park Clo Ltd. 2016-1A A, 3.899%, (US0003M + 1.430%), 10/20/2029	80,018	0.0
250,000	(2)	Carlyle Global Market Strategies CLO Ltd. 2017-1A A1A, 3.769%, (US0003M + 1.300%), 04/20/2031	248,074	0.1
500,000	(2)	Cedar Funding IV CLO Ltd. 2014-4A CR, 4.727%, (US0003M + 2.250%), 07/23/2030	479,941	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
16,450		Chase Funding Trust Series 2003-5 2A2, 3.106%, (US0001M + 0.600%), 07/25/2033	$15,997	0.0
250,000	(2)	CIFC Funding 2016-1A A, 3.949%, (US0003M + 1.480%), 10/21/2028	249,564	0.1
96,250	(2)	DB Master Finance LLC 2015-1A A2II, 3.980%, 02/20/2045	97,702	0.0
250,000	(2)	Deer Creek Clo Ltd. 2017-1A A, 3.649%, (US0003M + 1.180%), 10/20/2030	248,197	0.1
250,000	(2)	Dryden Senior Loan Fund 2017-47A A2, 3.786%, (US0003M + 1.350%), 04/15/2028	246,266	0.1
250,000	(2)	Dryden Senior Loan Fund 2017-47A C, 4.636%, (US0003M + 2.200%), 04/15/2028	241,905	0.0
250,000	(2)	Eaton Vance Clo 2015-1A A2R Ltd., 3.719%, (US0003M + 1.250%), 01/20/2030	243,906	0.1
99,250	(2)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	101,363	0.0
250,000	(2)	Gilbert Park CLO Ltd. 2017-1A A, 3.626%, (US0003M + 1.190%), 10/15/2030	247,715	0.1
43,403	(2)	HERO Funding Trust 2015-2A A, 3.990%, 09/20/2040	44,842	0.0
289,241	(2)	J.G. Wentworth XXXIX LLC 2017-2A A, 3.530%, 09/15/2072	283,272	0.1
250,000	(2)	LCM XVI L.P. 16A CR2, 4.555%, (US0003M + 2.150%), 10/15/2031	243,574	0.0
250,000	(2)	LCM XXIII Ltd. 23A A1, 3.869%, (US0003M + 1.400%), 10/20/2029	249,478	0.1
200,000	(2)(6)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	191,696	0.0
87,576	(2)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	88,742	0.0

See Accompanying Notes to Financial Statements
61

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
458,384	(2)	Mosaic Solar Loan Trust 2018-2-GS A, 4.200%, 02/22/2044	$458,325	0.2
100,000	(2)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	99,338	0.0
250,000	(2)	Octagon Investment Partners 30 Ltd. 2017-1A A1, 3.789%, (US0003M + 1.320%), 03/17/2030	247,997	0.1
250,000	(2)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 3.811%, (US0003M + 1.375%), 07/15/2029	245,285	0.1
250,000	(2)	Octagon Loan Funding Ltd. 2014-1A CRR, 4.840%, (US0003M + 2.200%), 11/18/2031	237,189	0.0
130,000	(2)	OHA Loan Funding Ltd. 2015-1A AR, 4.026%, (US0003M + 1.410%), 08/15/2029	129,997	0.0
140,000	(2)	OHA Loan Funding Ltd. 2015-1A BR, 4.416%, (US0003M + 1.800%), 08/15/2029	136,902	0.1
250,000	(2)	Palmer Square CLO 2015-2A A1BR Ltd., 3.819%, (US0003M + 1.350%), 07/20/2030	245,051	0.1
99,750	(2)	Planet Fitness Master Issuer LLC 2018-1A A2I, 4.262%, 09/05/2048	100,404	0.0
300,000	(2)	Progress Residential 2015-SFR2 E, 4.427%, 06/12/2032	300,289	0.1
200,000	(2)	SoFi Consumer Loan Program 2017-3 B, 3.850%, 05/25/2026	200,464	0.1
100,000	(2)	Sofi Consumer Loan Program 2018-2 B Trust, 3.790%, 04/26/2027	100,274	0.0
100,000	(2)	Sofi Consumer Loan Program 2018-2 C Trust, 4.250%, 04/26/2027	100,721	0.0
150,000	(2)	Sofi Consumer Loan Program 2018-3 C Trust, 4.670%, 08/25/2027	153,304	0.0
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
50,250	(2)	Springleaf Funding Trust 2015-A A, 3.160%, 11/15/2024	$50,184	0.0
170,000	(2)	Symphony CLO Ltd. 2012-9A AR, 3.886%, (US0003M + 1.450%), 10/16/2028	170,002	0.1
100,000	(2)	Symphony CLO Ltd. 2016-18A B, 4.277%, (US0003M + 1.800%), 01/23/2028	99,722	0.0
123,125	(2)	Taco Bell Funding LLC 2016-1A A2II, 4.377%, 05/25/2046	124,313	0.1
100,000	(2)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	101,768	0.0
250,000	(2)	Thacher Park CLO Ltd. 2014-1A CR, 4.669%, (US0003M + 2.200%), 10/20/2026	244,788	0.1
250,000	(2)	THL Credit Wind River 2016-2A A1R CLO Ltd., 3.733%, (US0003M + 1.190%), 11/01/2031	249,444	0.1
250,000	(2)	THL Credit Wind River 2017-1A C CLO Ltd., 4.745%, (US0003M + 2.300%), 04/18/2029	242,340	0.0
250,000	(2)	THL Credit Wind River 2017-2A A CLO Ltd., 3.699%, (US0003M + 1.230%), 07/20/2030	248,397	0.1
250,000	(2)	Tiaa Clo III Ltd 2017-2A A, 3.586%, (US0003M + 1.150%), 01/16/2031	245,051	0.1
200,000	(2)(6)	Towd Point Mortgage Trust 2017-6 M2, 3.250%, 10/25/2057	178,624	0.0
99,000	(2)	Wendy’s Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	93,407	0.0
99,000	(2)	Wendys Funding LLC 2018-1A A2I, 3.573%, 03/15/2048	94,999	0.0
			10,247,175	2.9

See Accompanying Notes to Financial Statements
62

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Student Loan Asset-Backed Securities: 0.3%
150,000	(2)	Commonbond Student Loan Trust 2018-BGS B, 3.990%, 09/25/2045	$152,673	0.1
19,896	(2)	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/2031	19,766	0.0
44,967	(2)	DRB Prime Student Loan Trust 2015-D A2, 3.200%, 01/25/2040	45,000	0.0
43,744	(2)	Earnest Student Loan Program, LLC 2016-A B, 2.500%, 01/25/2039	42,350	0.0
250,000	(2)	Navient Private Education Loan Trust 2014-AA A3, 4.055%, (US0001M + 1.600%), 10/15/2031	258,190	0.1
100,000	(2)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	95,183	0.0
30,243	(2)	SoFi Professional Loan Program 2015-C A2, 2.510%, 08/25/2033	29,822	0.0
100,000	(2)(6)	SoFi Professional Loan Program 2016-E C, 4.430%, 10/25/2041	101,463	0.1
100,000	(2)(6)	SoFi Professional Loan Program 2017-C B, 3.560%, 07/25/2040	99,019	0.0
100,000	(2)	SoFi Professional Loan Program 2017-F BFX LLC, 3.620%, 01/25/2041	98,408	0.0
			941,874	0.3
		Total Asset-Backed Securities (Cost $12,245,288)	12,152,935	3.5
		Total Long-Term Investments (Cost $349,282,680)	$333,228,248	95.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 10.2%
	Securities Lending Collateral(11): 3.8%
3,159,102	Bank of Nova Scotia, Repurchase Agreement dated 12/31/18, 2.97%, due 01/02/19 (Repurchase Amount $3,159,616, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.750%-5.000%, Market Value plus accrued interest $3,222,816, due 11/15/23-05/15/58)	$3,159,102	0.9
3,159,102	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $3,159,682, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $3,222,284, due 01/25/19-10/20/68)	3,159,102	0.9
657,168	Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.92%, due 01/02/19 (Repurchase Amount $657,273, collateralized by various U.S. Government Securities, 1.875%-2.625%, Market Value plus accrued interest $670,312, due 02/29/24-09/09/49)	657,168	0.2
3,159,102	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $3,159,625, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $3,222,284, due 10/01/25-10/20/48)	3,159,102	0.9

See Accompanying Notes to Financial Statements
63

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(11) (continued)
3,159,102	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/18, 3.37%, due 01/02/19 (Repurchase Amount $3,159,685, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $3,222,334, due 07/15/20-02/15/47)	$3,159,102	0.9
		13,293,576	3.8
Shares			Value	Percentage of Net Assets
		Mutual Funds: 6.4%
7,698,465	(12)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310%	7,698,465	2.2
14,601,000	(12)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340%	14,601,000	4.2
		Total Mutual Funds (Cost $22,299,465)	22,299,465	6.4
		Total Short-Term Investments (Cost $35,593,041)	35,593,041	10.2
		Total Investments in Securities (Cost $384,875,721)	$368,821,289	105.2
		Liabilities in Excess of Other Assets	(18,340,669)	(5.2)
		Net Assets	$350,480,620	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
The grouping contains securities on loan.

(4)
The grouping contains non-income producing securities.

(5)
Security, or a portion of the security, is on loan.

(6)
Variable rate security. Rate shown is the rate in effect as of December 31, 2018.

(7)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(8)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(9)
Settlement is on a when-issued or delayed-delivery basis.

(10)
Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of December 31, 2018.

(11)
Represents securities purchased with cash collateral received for securities on loan.

(12)
Rate shown is the 7-day yield as of December 31, 2018.

Reference Rate Abbreviations:
12MTA
12-month Treasury Average

US0001M
1-month LIBOR

US0003M
3-month LIBOR

See Accompanying Notes to Financial Statements
64

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2018 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock
Communication Services	$8,905,326	$2,091,319	$—	$10,996,645
Consumer Discretionary	10,633,655	4,395,287	—	15,028,942
Consumer Staples	7,292,733	4,396,242	—	11,688,975
Energy	5,928,069	2,210,419	—	8,138,488
Financials	15,753,430	7,508,021	—	23,261,451
Health Care	16,444,219	4,477,403	—	20,921,622
Industrials	11,039,273	6,235,312	—	17,274,585
Information Technology	22,613,043	2,447,886	—	25,060,929
Materials	3,331,752	2,476,995	—	5,808,747
Real Estate	4,355,263	1,596,848	—	5,952,111
Utilities	4,514,231	1,555,444	—	6,069,675
Total Common Stock	110,810,994	39,391,176	—	150,202,170
Exchange-Traded Funds	69,981,827	—	—	69,981,827
Mutual Funds	17,221,899	—	—	17,221,899
Preferred Stock	28,395	—	—	28,395
Rights	9,423	—	—	9,423
Corporate Bonds/Notes	—	30,419,485	—	30,419,485
Collateralized Mortgage Obligations	—	14,651,980	—	14,651,980
U.S. Treasury Obligations	—	11,992,837	—	11,992,837
Commercial Mortgage-Backed Securities	—	5,284,099	—	5,284,099
Asset-Backed Securities	—	12,152,935	—	12,152,935
Foreign Government Bonds	—	1,425,997	—	1,425,997
U.S. Government Agency Obligations	—	19,857,201	—	19,857,201
Short-Term Investments	22,299,465	13,293,576	—	35,593,041
Total Investments, at fair value	$220,352,003	$148,469,286	$—	$368,821,289
Other Financial Instruments+
Centrally Cleared Swaps	—	140,713	—	140,713
Forward Foreign Currency Contracts	—	47,012	—	47,012
Forward Premium Swaptions	—	69,463	—	69,463
Futures	766,517	—	—	766,517
Total Assets	$221,118,520	$148,726,474	$—	$369,844,994
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(201,849)	$—	$(201,849)
Forward Foreign Currency Contracts	—	(55,402)	—	(55,402)
Futures	(1,364,472)	—	—	(1,364,472)
Total Liabilities	$(1,364,472)	$(257,251)	$—	$(1,621,723)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
65

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2018 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2018, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/17	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2018	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Local Currency Debt Fund - Class P	$—	$1,551,430	$—	$(202,971)	$1,348,459	$51,431	$—	$—
Voya Floating Rate Fund - Class P	12,915,812	741,476	(2,431,241)	(498,489)	10,727,558	623,995	10,161
Voya High Yield Bond Fund - Class P	17,250,287	741,349	(17,754,816)	(236,820)	—	551,122	(257,484)	—
	$30,166,099	$3,034,255	$(20,186,057)	$(938,280)	$12,076,017	$1,226,548	$(247,323)	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2018, the following forward foreign currency contracts were outstanding for Voya Balanced Portfolio:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MYR 317,910	USD 76,102	Barclays Bank PLC	01/11/19	$850
CLP 26,723,439	USD 38,972	Barclays Bank PLC	01/11/19	(456)
USD 7,692	ILS 28,865	Barclays Bank PLC	01/11/19	(33)
ILS 318,063	USD 88,000	Barclays Bank PLC	01/11/19	(2,880)
USD 69,500	CLP 47,486,570	Barclays Bank PLC	01/11/19	1,058
USD 9,000	MXN 172,006	Barclays Bank PLC	01/11/19	259
USD 28,000	ILS 101,470	Barclays Bank PLC	01/11/19	844
USD 69,500	CLP 47,645,725	Barclays Bank PLC	01/11/19	829
USD 119,631	IDR 1,815,623,720	Barclays Bank PLC	01/11/19	(6,439)
USD 96,440	COP 289,568,014	Barclays Bank PLC	01/11/19	7,312
USD 76,845	MYR 317,910	Barclays Bank PLC	01/11/19	(107)
ILS 28,865	USD 7,743	Barclays Bank PLC	04/05/19	33
USD 38,992	CLP 26,723,439	Barclays Bank PLC	04/05/19	455
USD 75,993	MYR 317,910	Barclays Bank PLC	04/05/19	(1,017)
ZAR 129,853	USD 9,000	BNP Paribas	01/11/19	16
USD 140,000	ILS 505,978	BNP Paribas	01/11/19	4,590
TRY 380,857	USD 71,531	Citibank N.A.	01/11/19	86
PEN 111,676	USD 33,460	Citibank N.A.	01/11/19	(317)
PLN 67,950	USD 18,000	Citibank N.A.	01/11/19	160
USD 10,000	TRY 53,899	Citibank N.A.	01/11/19	(135)
PLN 430,916	USD 115,134	Citibank N.A.	01/11/19	30
COP 289,568,014	USD 89,479	Citibank N.A.	01/11/19	(351)
CZK 1,205,094	USD 53,664	Citibank N.A.	01/11/19	2
RON 139,835	USD 34,373	Citibank N.A.	01/11/19	46
THB 3,724,404	USD 114,105	Citibank N.A.	01/11/19	294
USD 108,319	PLN 393,762	Citibank N.A.	01/11/19	3,084
RUB 1,255,877	USD 19,000	Citibank N.A.	01/11/19	(997)
USD 56,000	TRY 341,781	Citibank N.A.	01/11/19	(8,269)
USD 19,000	ZAR 265,020	Citibank N.A.	01/11/19	598
BRL 38,890	USD 10,000	Citibank N.A.	01/11/19	29
CZK 419,913	USD 19,000	Citibank N.A.	01/11/19	(300)
USD 35,363	RON 139,835	Citibank N.A.	01/11/19	944
USD 103,000	CZK 2,273,989	Citibank N.A.	01/11/19	1,734
ZAR 1,714,386	USD 120,446	Citibank N.A.	01/11/19	(1,409)
USD 114,352	THB 3,724,404	Citibank N.A.	04/05/19	(350)
USD 53,787	CZK 1,205,094	Citibank N.A.	04/05/19	(9)
USD 33,362	PEN 111,676	Citibank N.A.	04/05/19	310
USD 89,178	COP 289,568,014	Citibank N.A.	04/05/19	402
USD 119,206	ZAR 1,714,386	Citibank N.A.	04/05/19	1,366
USD 68,405	TRY 380,857	Citibank N.A.	04/05/19	(156)
See Accompanying Notes to Financial Statements
66

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2018 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 34,311	RON 139,836	Citibank N.A.	04/05/19	(53)
USD 115,392	PLN 430,916	Citibank N.A.	04/05/19	(17)
HUF 16,891,179	USD 60,261	Goldman Sachs International	01/11/19	55
PHP 5,649	USD 106	Goldman Sachs International	01/11/19	1
RUB 6,663,520	USD 98,206	Goldman Sachs International	01/11/19	(2,683)
TRY 250,233	USD 44,000	Goldman Sachs International	01/11/19	3,054
MXN 2,557,589	USD 128,335	Goldman Sachs International	01/11/19	1,635
USD 9,000	RUB 597,754	Goldman Sachs International	01/11/19	431
USD 19,000	PLN 71,847	Goldman Sachs International	01/11/19	(202)
ILS 318,251	USD 88,000	Goldman Sachs International	01/11/19	(2,830)
BRL 519,972	USD 135,374	Goldman Sachs International	01/11/19	(1,278)
USD 29,000	RUB 1,955,263	Goldman Sachs International	01/11/19	971
USD 80,557	RUB 5,366,380	Goldman Sachs International	01/11/19	3,629
USD 42,858	HUF 11,647,597	Goldman Sachs International	01/11/19	1,266
CLP 49,694,216	USD 74,741	Goldman Sachs International	01/11/19	(3,118)
CZK 648,982	USD 30,129	Goldman Sachs International	01/11/19	(1,228)
USD 103	PHP 5,649	Goldman Sachs International	01/11/19	(5)
USD 35,382	TRY 235,409	Goldman Sachs International	01/11/19	(8,885)
USD 109,423	ZAR 1,579,219	Goldman Sachs International	01/11/19	(228)
USD 128,529	BRL 525,208	Goldman Sachs International	01/11/19	(6,917)
USD 134,509	BRL 519,972	Goldman Sachs International	04/05/19	1,261
USD 106	PHP 5,649	Goldman Sachs International	04/05/19	(1)
USD 60,592	HUF 16,891,179	Goldman Sachs International	04/05/19	(82)
USD 97,176	RUB 6,663,520	Goldman Sachs International	04/05/19	2,694
USD 126,654	MXN 2,557,589	Goldman Sachs International	04/05/19	(1,605)
IDR 1,815,623,720	USD 124,854	HSBC Bank USA N.A.	01/11/19	1,216
USD 9,000	PLN 33,257	HSBC Bank USA N.A.	01/11/19	112
USD 19,000	HUF 5,243,582	HSBC Bank USA N.A.	01/11/19	276
USD 113,575	MXN 2,174,541	HSBC Bank USA N.A.	01/11/19	3,070
USD 115,303	THB 3,724,404	HSBC Bank USA N.A.	01/11/19	905
USD 123,697	IDR 1,815,623,720	HSBC Bank USA N.A.	03/22/19	(1,062)
USD 19,000	MXN 392,697	JPMorgan Chase Bank N.A.	01/11/19	(956)
CLP 18,714,640	USD 28,000	JPMorgan Chase Bank N.A.	01/11/19	(1,027)
USD 9,000	BRL 33,654	JPMorgan Chase Bank N.A.	01/11/19	321
USD 33,695	PEN 111,676	JPMorgan Chase Bank N.A.	01/11/19	553
MXN 181,654	USD 9,000	The Bank of New York Mellon	01/11/19	231
				$(8,390)

At December 31, 2018, the following futures contracts were outstanding for Voya Balanced Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
E-mini Russell 2000® Index	208	03/15/19	$14,029,600	$(651,545)
S&P 500® E-Mini	121	03/15/19	15,156,460	(428,268)
U.S. Treasury 2-Year Note	55	03/29/19	11,677,188	68,677
U.S. Treasury 5-Year Note	25	03/29/19	2,867,187	20,069
U.S. Treasury Long Bond	14	03/20/19	2,044,000	76,674
U.S. Treasury Ultra Long Bond	71	03/20/19	11,406,594	393,294
			$57,181,029	$(521,099)
Short Contracts
Mini MSCI Emerging Markets Index	(229)	03/15/19	(11,069,860)	(9,181)
MSCI EAFE Mini Index	(41)	03/15/19	(3,517,800)	62,048
S&P Mid 400 E-Mini	(20)	03/15/19	(3,324,400)	145,755
U.S. Treasury 10-Year Note	(16)	03/20/19	(1,952,250)	(39,990)
U.S. Treasury Ultra 10-Year Note	(56)	03/20/19	(7,284,375)	(235,488)
			$(27,148,685)	$(76,856)

See Accompanying Notes to Financial Statements
67

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2018 (continued)

At December 31, 2018, the following centrally cleared credit default swaps were outstanding for Voya Balanced Portfolio:
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
iTraxx Europe Crossover, Series 30, Version 1	Buy	(5.000)	12/20/23	EUR 2,090,733	$(152,090)	$(4,264)
					$(152,090)	$(4,264)

Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(5)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(6)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 31, Version 1	Sell	5.000	12/20/23	USD 4,300,000	$85,712	$(85,598)
					$85,712	$(85,598)

Centrally Cleared Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(5)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(6)	Termination Date	Implied Credit Spread at 12/31/18 (%)(7)	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway Inc 2.750%, due 3/15/2023	Sell	1.000	12/20/23	0.890	USD 180,000	$1,072	$(1,780)
						$1,072	$(1,780)

(1)
If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Payments made quarterly.

(3)
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(5)
If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(6)
Payments received quarterly.

(7)
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes to Financial Statements
68

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2018 (continued)

At December 31, 2018, the following centrally cleared interest rate swaps were outstanding for Voya Balanced Portfolio:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	3-month USD-LIBOR	Quarterly	1.785%	Semi-Annual	10/13/22	USD 1,701,000	$(48,613)	$(48,613)
Pay	3-month USD-LIBOR	Quarterly	2.099	Semi-Annual	10/13/25	USD 58,000	(1,923)	(1,923)
Pay	3-month USD-LIBOR	Quarterly	2.372	Semi-Annual	10/13/30	USD 612,000	(25,693)	(25,693)
Pay	3-month USD-LIBOR	Quarterly	2.510	Semi-Annual	10/13/35	USD 729,000	(33,978)	(33,978)
Receive	3-month USD-LIBOR	Quarterly	1.668	Semi-Annual	10/30/19	USD 7,138,000	62,692	62,692
Receive	3-month USD-LIBOR	Quarterly	1.453	Semi-Annual	10/13/20	USD 715,000	15,209	15,209
Receive	3-month USD-LIBOR	Quarterly	2.593	Semi-Annual	10/13/40	USD 221,000	10,179	10,179
Receive	3-month USD-LIBOR	Quarterly	2.619	Semi-Annual	10/13/45	USD 1,071,000	52,633	52,633
							$30,506	$30,506

At December 31, 2018, the following over-the-counter forward premium swaptions were outstanding for Voya Balanced Portfolio:
Description	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premium receivable/ (payable) at expiration(1)	Unrealized Appreciation/ (Depreciation)
Call on 5-year Interest Rate Swap (Purchased)	Bank of America N.A.	0.000%	Receive	3-month USD-LIBOR	02/20/19	USD 2,150,000	$(115,025)	$11,275
Call on 5-Year Interest Rate Swap (Purchased)	Barclays Bank PLC	0.000%	Receive	3-month USD-LIBOR	04/25/19	USD 3,055,000	(161,533)	18,198
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	0.000%	Receive	3-month USD-LIBOR	02/13/19	USD 2,150,000	(116,530)	9,725
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	0.000%	Receive	3-month USD-LIBOR	03/06/19	USD 2,150,000	(115,186)	11,136
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	0.000%	Receive	3-month USD-LIBOR	04/25/19	USD 3,395,000	(180,614)	19,129
							$(688,888)	$69,463

(1)
Forward premium swaptions include premiums receivable/(payable) that have extended settlement dates. Premiums are not exchanged until the expiration date of each respective swaption contract.

Currency Abbreviations
BRL  –  Brazilian Real
CLP  –  Chilean Peso
COP  –  Colombian Peso
CZK  –  Czech Koruna
EUR  –  EU Euro
HUF  –  Hungarian Forint
IDR  –  Indonesian Rupiah
ILS  –  Israeli New Shekel
MXN  –  Mexican Peso
MYR  –  Malaysian Ringgit
PEN  –  Peruvian Nuevo Sol
PHP  –  Philippine Peso
PLN  –  Polish Zloty
RON  –  Romanian New Leu
RUB  –  Russian Ruble
THB  –  Thai Baht
TRY  –  Turkish Lira
USD  –  United States Dollar
ZAR  –  South African Rand
See Accompanying Notes to Financial Statements
69

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2018 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$47,012
Equity contracts	Net Assets — Unrealized appreciation*	207,803
Interest rate contracts	Net Assets — Unrealized appreciation*	558,714
Interest rate contracts	Net Assets — Unrealized appreciation**	140,713
Interest rate contracts	Net Assets — Unrealized appreciation***	69,463
Total Asset Derivatives		$1,023,705
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$55,402
Equity contracts	Net Assets — Unrealized depreciation*	1,088,994
Interest rate contracts	Net Assets — Unrealized depreciation*	275,478
Credit contracts	Net Assets — Unrealized depreciation**	91,642
Interest rate contracts	Net Assets — Unrealized depreciation**	110,207
Total Liability Derivatives		$1,621,723

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

**
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

***
Includes cumulative appreciation/depreciation of forward premium swaptions as reported in the following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Swaps	Total
Credit contracts	$—	$—	$116,703	$116,703
Equity contracts	—	(1,081,387)	—	(1,081,387)
Foreign exchange contracts	249,626	—	—	249,626
Interest rate contracts	—	(493,865)	63,379	(430,486)
Total	$249,626	$(1,575,252)	$180,082	$(1,145,544)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$(95,178)	$(95,178)
Equity contracts	—	—	(1,155,659)	—	(1,155,659)
Foreign exchange contracts	—	707	—	—	707
Interest rate contracts	69,463	—	307,405	3,294	380,162
Total	$69,463	$707	$(848,254)	$(91,884)	$(869,968)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements
70

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2018 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2018:
	Bank of America N.A.	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$—	$11,640	$4,606	$9,085	$14,997	$5,579	$874	$—	$231	$47,012
Forward premium swaptions	11,275	18,198	—	—	—	—	—	39,990	—	69,463
Total Assets	$11,275	$29,838	$4,606	$9,085	$14,997	$5,579	$874	$39,990	$231	$116,475
Liabilities:
Forward foreign currency contracts	$—	$10,932	$—	$12,363	$29,062	$1,062	$1,983	$—	$—	$55,402
Total Liabilities	$—	$10,932	$—	$12,363	$29,062	$1,062	$1,983	$—	$—	$55,402
Net OTC derivative instruments by counterparty, at fair value	$11,275	$18,906	$4,606	$(3,278)	$(14,065)	$4,517	$(1,109)	$39,990	$231	$61,073
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$11,275	$18,906	$4,606	$(3,278)	$(14,065)	$4,517	$(1,109)	$39,990	$231	$61,073

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $385,183,418.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$9,287,241
Gross Unrealized Depreciation	(26,132,302)
Net Unrealized Depreciation	$(16,845,061)

See Accompanying Notes to Financial Statements
71

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.1%
		Australia: 1.7%
237,870		AGL Energy Ltd.	$3,454,398	0.6
979,297		Other Securities	6,126,343	1.1
			9,580,741	1.7
		Belgium: 0.7%
44,075		UCB S.A.	3,599,900	0.7
		Canada: 3.7%
584,863	(1)	Other Securities	20,611,616	3.7
		China: 0.5%
703,500		Other Securities	2,611,200	0.5
		Denmark: 0.7%
86,068		Novo Nordisk A/S	3,952,852	0.7
		Finland: 1.1%
77,437		Sampo OYJ	3,431,985	0.6
76,634		Other Securities	2,529,995	0.5
			5,961,980	1.1
		France: 3.4%
171,656		AXA S.A.	3,704,668	0.6
596,111		Other Securities	15,397,011	2.8
			19,101,679	3.4
		Germany: 2.0%
40,184	(2)	Covestro AG	1,990,094	0.3
396,142		Other Securities	9,349,367	1.7
			11,339,461	2.0
		Hong Kong: 1.5%
3,851,500		Other Securities	8,447,442	1.5
		Israel: 0.3%
301,795		Other Securities	1,824,355	0.3
		Japan: 9.4%
99,300		Japan Airlines Co. Ltd.	3,519,299	0.6
230,400		Mitsui & Co., Ltd.	3,539,707	0.6
23,400		Oracle Corp. Japan	1,485,382	0.3
233,200		Sekisui House Ltd.	3,424,561	0.6
1,504,308		Other Securities	40,305,912	7.3
			52,274,861	9.4
		Luxembourg: 0.2%
16,822		Other Securities	901,501	0.2
		Netherlands: 3.5%
140,632		Koninklijke Ahold Delhaize NV	3,552,677	0.6
92,134		NN Group NV	3,663,122	0.7
228,446		Royal Dutch Shell PLC - Class A	6,723,814	1.2
278,643		Other Securities	5,703,982	1.0
			19,643,595	3.5
		New Zealand: 0.3%
647,397		Other Securities	1,805,863	0.3
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Panama: 0.4%
26,076		Other Securities	$2,052,442	0.4
		Singapore: 0.8%
2,251,600		Other Securities	4,295,967	0.8
		Spain: 0.8%
191,811	(1)	Other Securities	4,369,499	0.8
		Sweden: 0.5%
64,158		Other Securities	2,525,736	0.5
		Switzerland: 2.6%
42,757		Nestle SA	3,470,277	0.6
23,909		Roche Holding AG	5,935,621	1.1
13,160		Zurich Insurance Group AG	3,922,849	0.7
7,554		Other Securities	972,402	0.2
			14,301,149	2.6
		United Kingdom: 5.5%
241,221		GlaxoSmithKline PLC	4,597,195	0.9
1,161,436		Legal & General Group PLC	3,422,019	0.6
8,907,939		Other Securities	22,354,076	4.0
			30,373,290	5.5
		United States: 58.5%
57,952		AbbVie, Inc.	5,342,595	1.0
92,900		Aflac, Inc.	4,232,524	0.8
87,246		Altria Group, Inc.	4,309,080	0.8
19,143		Amgen, Inc.	3,726,568	0.7
43,367		Amphenol Corp.	3,513,594	0.6
349,038		Annaly Capital Management, Inc.	3,427,553	0.6
58,693		Apple, Inc.	9,258,234	1.7
185,252		AT&T, Inc.	5,287,092	1.0
256,012		Bank of America Corp.	6,308,136	1.1
12,618		Boeing Co.	4,069,305	0.7
81,216		Bristol-Myers Squibb Co.	4,221,608	0.8
126,359		Centerpoint Energy, Inc.	3,567,115	0.6
49,537		Chevron Corp.	5,389,130	1.0
137,237		Cisco Systems, Inc.	5,946,479	1.1
36,825		Darden Restaurants, Inc.	3,677,344	0.7
45,831		Eli Lilly & Co.	5,303,563	1.0
63,021		Exxon Mobil Corp.	4,297,402	0.8
90,202		General Mills, Inc.	3,512,466	0.6
32,618		Honeywell International, Inc.	4,309,490	0.8
135,985		Intel Corp.	6,381,776	1.1
39,659		International Business Machines Corp.	4,508,039	0.8
65,704		Johnson & Johnson	8,479,101	1.5
28,810		McDonald’s Corp.	5,115,792	0.9
44,716		Microsoft Corp.	4,541,804	0.8

See Accompanying Notes to Financial Statements
72

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Portfolio	as of December 31, 2018 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
49,442	Omnicom Group	$3,621,132	0.6
115,610	Oracle Corp.	5,219,792	0.9
54,115	Paychex, Inc.	3,525,592	0.6
45,329	PepsiCo, Inc.	5,007,948	0.9
162,600	Pfizer, Inc.	7,097,490	1.3
64,250	Philip Morris International, Inc.	4,289,330	0.8
40,189	Procter & Gamble Co.	3,694,173	0.7
47,854	Texas Instruments, Inc.	4,522,203	0.8
46,357	Waste Management, Inc.	4,125,309	0.7
102,527	Wells Fargo & Co.	4,724,444	0.8
4,249,193	Other Securities	160,488,793	28.9
		325,041,996	58.5
	Total Common Stock (Cost $595,436,589)	544,617,125	98.1
EXCHANGE-TRADED FUNDS: 0.9%
41,376	Other Securities	4,995,842	0.9
	Total Exchange-Traded Funds (Cost $5,496,226)	4,995,842	0.9
	Total Long-Term Investments (Cost $600,932,815)	549,612,967	99.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.8%
	Securities Lending Collateral(3): 1.7%
2,218,949	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $2,219,356, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $2,263,328, due 01/25/19-10/20/68)	2,218,949	0.4
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(3) (continued)
2,218,949	Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $2,219,320, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $2,263,328, due 01/25/19-02/01/49)	$2,218,949	0.4
463,855	Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.92%, due 01/02/19 (Repurchase Amount $463,929, collateralized by various U.S. Government Securities, 1.875%-2.625%, Market Value plus accrued interest $473,132, due 02/29/24-09/09/49)	463,855	0.1
2,218,949	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $2,219,316, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $2,263,328, due 10/01/25-10/20/48)	2,218,949	0.4
2,218,949	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/18, 3.37%, due 01/02/19 (Repurchase Amount $2,219,359, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $2,263,363, due 07/15/20-02/15/47)	2,218,949	0.4
		9,339,651	1.7

See Accompanying Notes to Financial Statements
73

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Portfolio	as of December 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Mutual Funds: 0.1%
893,000	(4)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340% (Cost $893,000)	$893,000	0.1
		Total Short-Term Investments (Cost $10,232,651)	10,232,651	1.8
		Total Investments in Securities (Cost $611,165,466)	$559,845,618	100.8
		Liabilities in Excess of Other Assets	(4,675,477)	(0.8)
		Net Assets	$555,170,141	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains securities on loan.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
Represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of December 31, 2018.

Sector Diversification	Percentage of Net Assets
Information Technology	18.3%
Financials	18.1
Health Care	11.7
Industrials	11.4
Consumer Staples	10.0
Consumer Discretionary	8.5
Communication Services	5.9
Energy	5.6
Utilities	4.4
Materials	3.3
Exchange-Traded Funds	0.9
Real Estate	0.9
Short-Term Investments	1.8
Liabilities in Excess of Other Assets	(0.8)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$9,580,741	$—	$9,580,741
Belgium	—	3,599,900	—	3,599,900
Canada	20,611,616	—	—	20,611,616
China	—	2,611,200	—	2,611,200
Denmark	—	3,952,852	—	3,952,852
Finland	—	5,961,980	—	5,961,980
France	—	19,101,679	—	19,101,679
Germany	—	11,339,461	—	11,339,461
Hong Kong	—	8,447,442	—	8,447,442
Israel	—	1,824,355	—	1,824,355
Japan	—	52,274,861	—	52,274,861
Luxembourg	—	901,501	—	901,501
Netherlands	3,108,853	16,534,742	—	19,643,595
New Zealand	—	1,805,863	—	1,805,863
Panama	2,052,442	—	—	2,052,442
Singapore	—	4,295,967	—	4,295,967
Spain	—	4,369,499	—	4,369,499
Sweden	—	2,525,736	—	2,525,736
See Accompanying Notes to Financial Statements
74

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Portfolio	as of December 31, 2018 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Switzerland	—	14,301,149	—	14,301,149
United Kingdom	—	30,373,290	—	30,373,290
United States	325,041,996	—	—	325,041,996
Total Common Stock	350,814,907	193,802,218	—	544,617,125
Exchange-Traded Funds	4,995,842	—	—	4,995,842
Short-Term Investments	893,000	9,339,651	—	10,232,651
Total Investments, at fair value	$356,703,749	$203,141,869	$—	$559,845,618

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,119,873
Total	$1,119,873

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,063,402)
Total	$(1,063,402)

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $611,382,847.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$16,497,636
Gross Unrealized Depreciation	(68,025,143)
Net Unrealized Appreciation	$(51,527,507)

See Accompanying Notes to Financial Statements
75

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Portfolio	as of December 31, 2018

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY DEBT: 40.0%
15,000,000	Fannie Mae Discount Note, 2.330%, 01/02/2019	$14,999,042	3.2
3,000,000	Fannie Mae, 2.510%, (US0001M + 0.000%), 02/28/2019	3,000,293	0.6
16,500,000	Fannie Mae, 2.530%, (SOFRRATE + 0.070%), 10/30/2019	16,500,000	3.6
1,000,000	Federal Farm Credit Banks, 1.910%, 01/25/2019	999,557	0.2
875,000	Federal Farm Credit Banks, 2.110%, 01/07/2019	874,842	0.2
3,000,000	Federal Farm Credit Banks, 2.210%, (US0001M + (0.140)%), 07/02/2019	2,999,013	0.6
7,750,000	Federal Farm Credit Banks, 2.290%, (US0001M + (0.060)%), 04/03/2019	7,750,551	1.7
1,000,000	Federal Farm Credit Banks, 2.300%, (US0001M + (0.135)%), 06/13/2019	999,697	0.2
4,250,000	Federal Farm Credit Banks, 2.340%, (US0001M + (0.095)%), 09/13/2019	4,249,881	0.9
1,000,000	Federal Farm Credit Banks, 2.400%, (FEDL01 + 0.000%), 08/08/2019	999,689	0.2
11,500,000	Federal Farm Credit Banks, 2.420%, (FCPR DLY + (3.080)%), 03/12/2019	11,499,564	2.5
8,400,000	Federal Farm Credit Banks, 2.420%, (US0001M + (0.085)%), 05/24/2019	8,399,923	1.8
1,250,000	Federal Farm Credit Banks, 2.420%, (FEDL01 + 0.015%), 10/28/2019	1,249,587	0.3
7,750,000	Federal Farm Credit Banks, 2.440%, 01/17/2019	7,746,038	1.7
10,500,000	Federal Farm Credit Banks, 2.530%, (USBMMY3M + 0.100%), 01/25/2019	10,501,030	2.3
6,750,000	Federal Farm Credit Banks, 2.550%, (FCPR DLY + (2.950)%), 09/25/2019	6,752,444	1.5
1,000,000	Federal Farm Credit Banks, 2.610%, (US0001M + 0.170%), 11/14/2019	1,001,820	0.2
11,050,000	Federal Farm Credit Banks, 2.640%, (US0001M + 0.190%), 05/16/2019	11,061,228	2.4
1,500,000	Federal Farm Credit Banks, 2.640%, (US0001M + 0.190%), 07/15/2019	1,502,187	0.3
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY DEBT: (continued)
2,000,000	Federal Farm Credit Banks, 2.670%, (US0001M + 0.170%), 01/22/2019	$2,000,349	0.4
6,610,000	Federal Home Loan Bank Discount Notes, 2.180%, 01/02/2019	6,609,605	1.4
6,000,000	Federal Home Loan Banks, 2.210%, (US0001M + (0.140)%), 01/02/2019	5,999,996	1.3
400,000	Federal Home Loan Banks, 2.240%, (US0003M + (0.200)%), 01/18/2019	400,029	0.1
4,750,000	Federal Home Loan Banks, 2.250%, (US0001M + (0.100)%), 09/04/2019	4,750,000	1.0
1,200,000	Federal Home Loan Banks, 2.390%, (US0001M + (0.060)%), 09/16/2019	1,200,272	0.3
2,000,000	Federal Home Loan Banks, 2.410%, (US0001M + (0.090)%), 01/22/2019	2,000,001	0.4
2,000,000	Federal Home Loan Banks, 2.520%, (US0003M + (0.160)%), 05/24/2019	2,000,098	0.4
6,250,000	Federal Home Loan Banks, 2.630%, (US0003M + (0.160)%), 06/20/2019	6,252,368	1.4
1,000,000	Federal Home Loan Banks, 2.660%, (US0003M + (0.160)%), 06/27/2019	1,000,592	0.2
15,000,000	Freddie Mac Discount Notes, 2.310%, 01/02/2019	14,999,050	3.2
6,250,000	Freddie Mac, 2.360%, (US0001M + (0.100)%), 03/18/2019	6,250,000	1.4
8,000,000	Freddie Mac, 2.400%, (US0001M + (0.110)%), 05/28/2019	8,000,000	1.7
11,000,000	Freddie Mac, 2.470%, (US0003M + (0.225)%), 08/27/2019	11,000,000	2.4
	Total U.S. Government Agency Debt (Cost $185,548,746)	185,548,746	40.0
U.S. TREASURY DEBT: 30.2%
140,000,000	United States Treasury Bill, 2.430%, 01/29/2019	139,748,671	30.2
	Total U.S. Treasury Debt (Cost $139,748,671)	139,748,671	30.2

See Accompanying Notes to Financial Statements
76

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Portfolio	as of December 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY REPURCHASE AGREEMENT: 30.3%
	Repurchase Agreement: 30.3%
60,000,000	Deutsche Bank Repurchase Agreement dated 12/31/18, 2.90%, due 1/2/19, $60,009,667 to be received upon repurchase (Collateralized by $49,713,600, U.S. Treasury Bond, 2.000%-6.125%, Market Value plus accrued interest $61,200,059 due 1/15/26-2/15/45)	$60,000,000	13.0
80,218,000	Deutsche Bank Repurchase Agreement dated 12/31/18, 2.90%, due 1/2/2019, $80,230,924 to be received upon repurchase (Collateralized by $143,586,907, U.S. Treasury Interest component, 0.0%, Market Value plus accrued interest $82,624,540 due 5/15/37-8/15/38)	80,218,000	17.3
	Total U.S. Treasury Repurchase Agreement (Cost $140,218,000)	140,218,000	30.3

Shares			Value	Percentage of Net Assets
INVESTMENT COMPANIES: 9.9%
23,000,000	(1)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.270%, 01/02/19	$23,000,000	4.9
23,000,000	(1)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 2.290%, 01/02/19	23,000,000	5.0
		Total Investment Companies (Cost $46,000,000)	46,000,000	9.9
		Total Investments in Securities (Cost $511,515,417)	$511,515,417	110.4
		Liabilities in Excess of Other Assets	(48,324,104)	(10.4)
		Net Assets	$463,191,313	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Rate shown is the 7-day yield as of December 31, 2018.

Reference Rate Abbreviations:
FCPR DLY
Federal Reserve Bank Prime Loan Rate

FEDL01
Federal Funds Effective Rate

SOFRRATE
Secured Overnight Financing Rate

US0001M
1-month LIBOR

US0003M
3-month LIBOR

USBMMY3M
U.S. Treasury 3-month Bill Money Market Yield

At December 31, 2018, the aggregate cost of securities for federal income tax purposes is the same as for financial statement purposes.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
U.S. Treasury Debt	$—	$139,748,671	$—	$139,748,671
U.S. Treasury Repurchase Agreement	—	140,218,000	—	140,218,000
U.S. Government Agency Debt	—	185,548,746	—	185,548,746
Investment Companies	46,000,000	—	—	46,000,000
Total Investments, at fair value	$46,000,000	$465,515,417	$—	$511,515,417

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
77

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Portfolio	as of December 31, 2018 (continued)

The following table is a summary of the Portfolio’s repurchase agreements by counterparty which are subject to offset under a MRA as of December 31, 2018:
Counterparty	Government Repurchase Agreement, at fair value	Fair Value of Non-Cash Collateral Received Including Accrued Interest(1)	Net Amount
Deutsche Bank	$140,218,000	$(140,218,000)	$—
Totals	$140,218,000	$(140,218,000)	$—

(1)
Collateral with a fair value of  $143,824,599 has been pledged in connection with the above government repurchase agreement. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements
78

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.1%
		Communication Services: 10.4%
609,523		Activision Blizzard, Inc.	$28,385,486	1.0
129,372	(1)	Alphabet, Inc. - Class A	135,188,565	4.7
1,479,695		Verizon Communications, Inc.	83,188,453	2.9
493,415		Walt Disney Co.	54,102,955	1.8
			300,865,459	10.4
		Consumer Discretionary: 8.6%
35,121	(1)	Amazon.com, Inc.	52,750,689	1.8
417,388		Hasbro, Inc.	33,912,775	1.2
368,283		McDonald’s Corp.	65,396,012	2.3
293,713		Ralph Lauren Corp.	30,387,547	1.1
454,243		Starbucks Corp.	29,253,249	1.0
1,060,427		Tapestry, Inc.	35,789,411	1.2
			247,489,683	8.6
		Consumer Staples: 8.1%
1,383,575		Coca-Cola Co.	65,512,276	2.3
1,417,426		Mondelez International, Inc.	56,739,563	2.0
665,919		Procter & Gamble Co.	61,211,275	2.1
521,187		Walmart, Inc.	48,548,569	1.7
			232,011,683	8.1
		Energy: 4.5%
505,030		Occidental Petroleum Corp.	30,998,742	1.1
956,674		Royal Dutch Shell PLC - Class A ADR	55,745,394	1.9
590,472	(2)	Other Securities	43,184,784	1.5
			129,928,920	4.5
		Financials: 13.7%
1,625,883		Bank of America Corp.	40,061,757	1.4
581,387		Discover Financial Services	34,290,205	1.2
772,287		Hartford Financial Services Group, Inc.	34,328,157	1.2
678,011		Intercontinental Exchange, Inc.	51,074,569	1.8
698,435		JPMorgan Chase & Co.	68,181,225	2.4
823,092		Lazard Ltd.	30,380,326	1.1
277,548		Reinsurance Group of America, Inc.	38,920,556	1.3
777,026		US Bancorp	35,510,088	1.2
782,918		Wells Fargo & Co.	36,076,862	1.2
186,117		Other Securities	26,063,824	0.9
			394,887,569	13.7
		Health Care: 15.6%
125,581	(1)	Biogen, Inc.	37,789,834	1.3
904,077	(1)	Boston Scientific Corp.	31,950,081	1.1
668,837		Gilead Sciences, Inc.	41,835,754	1.5
544,731		Johnson & Johnson	70,297,536	2.4
318,256		Medtronic PLC	28,948,566	1.0
730,772		Merck & Co., Inc.	55,838,288	1.9
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
1,875,295		Pfizer, Inc.	$81,856,627	2.8
284,781		UnitedHealth Group, Inc.	70,944,643	2.5
297,550		Zimmer Biomet Holdings, Inc.	30,861,886	1.1
			450,323,215	15.6
		Industrials: 8.7%
309,228		Deere & Co.	46,127,541	1.6
750,702		Emerson Electric Co.	44,854,444	1.6
372,200		Honeywell International, Inc.	49,175,064	1.7
232,382		Roper Technologies, Inc.	61,934,451	2.1
343,950		Union Pacific Corp.	47,544,208	1.7
2	(2)	Other Securities	41	0.0
			249,635,749	8.7
		Information Technology: 19.5%
198,131	(1)	Adobe, Inc.	44,825,157	1.6
306,357		Apple, Inc.	48,324,753	1.7
194,461		Broadcom, Inc.	49,447,543	1.7
1,498,051		Cisco Systems, Inc.	64,910,550	2.3
545,800		Citrix Systems, Inc.	55,922,668	1.9
402,074		Fidelity National Information Services, Inc.	41,232,689	1.4
1,503,687		Microsoft Corp.	152,729,489	5.3
319,201		Motorola Solutions, Inc.	36,720,883	1.3
428,861		Texas Instruments, Inc.	40,527,365	1.4
429,557		Other Securities	25,631,666	0.9
			560,272,763	19.5
		Materials: 2.7%
303,682		Air Products & Chemicals, Inc.	48,604,304	1.7
593,724	(3)	BHP Group Ltd. ADR	28,670,932	1.0
			77,275,236	2.7
		Real Estate: 3.2%
335,497		Crown Castle International Corp.	36,445,039	1.3
358,267		Mid-America Apartment Communities, Inc.	34,286,152	1.2
249,367		Other Securities	21,956,764	0.7
			92,687,955	3.2
		Utilities: 4.1%
578,798		American Electric Power Co., Inc.	43,259,362	1.5
358,656		Entergy Corp.	30,869,522	1.1
251,506		NextEra Energy, Inc.	43,716,773	1.5
			117,845,657	4.1
		Total Common Stock (Cost $2,617,796,517)	2,853,223,889	99.1

See Accompanying Notes to Financial Statements
79

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
OTHER(4): —%
		Utilities: —%
20,000,000	(1)(5)(6)	Mirant Corp. (Escrow), 0.000%, 06/15/2021	$—	—
10,000,000	(1)(5)(6)	Southern Energy (Escrow), 0.000%, 07/15/2049	—	—
		Total Other (Cost $—)	—	—
		Total Long-Term Investments (Cost $2,617,796,517)	2,853,223,889	99.1
SHORT-TERM INVESTMENTS: 1.8%
		Securities Lending Collateral(7): 1.0%
6,855,198		Bank of Nova Scotia, Repurchase Agreement dated 12/31/18, 2.97%, due 01/02/19 (Repurchase Amount $6,856,314, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.750%-5.000%, Market Value plus accrued interest $6,993,456, due 11/15/ 23-05/15/58)	6,855,198	0.3
6,855,198		Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $6,856,456, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $6,992,302, due 01/25/19-10/20/68)	6,855,198	0.2
6,855,198		Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $6,856,344, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $6,992,302, due 01/25/19-02/01/49)	6,855,198	0.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(7) (continued)
1,437,153	Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.92%, due 01/02/19 (Repurchase Amount $1,437,383, collateralized by various U.S. Government Securities, 1.875%-2.625%, Market Value plus accrued interest $1,465,896, due 02/29/24-09/09/49)	$1,437,153	0.1
6,855,198	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $6,856,332, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $6,992,302, due 10/01/25-10/20/48)	6,855,198	0.2
		28,857,945	1.0
Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.8%
24,092,000	(8)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340% (Cost $24,092,000)	24,092,000	0.8
		Total Short-Term Investments (Cost $52,949,945)	52,949,945	1.8
		Total Investments in Securities (Cost $2,670,746,462)	$2,906,173,834	100.9
		Liabilities in Excess of Other Assets	(26,834,578)	(0.9)
		Net Assets	$2,879,339,256	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.

See Accompanying Notes to Financial Statements
80

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2018 (continued)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
Security, or a portion of the security, is on loan.

(4)
Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer.

(5)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(6)
Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2018, the Portfolio held restricted securities with a fair value of  $— or 0.0% of net assets. Please refer to the table below for additional details.

(7)
Represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of December 31, 2018.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock*	$2,853,223,889	$—	$—	$2,853,223,889
Other	—	—	—	—
Short-Term Investments	24,092,000	28,857,945	—	52,949,945
Total Investments, at fair value	$2,877,315,889	$28,857,945	$—	$2,906,173,834

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2018, Voya Growth and Income Portfolio held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Mirant Corp. (Escrow)	11/30/2005	$—	$—
Southern Energy (Escrow)	11/30/2005	—	—
		$—	$—

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $2,672,389,212.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$410,928,412
Gross Unrealized Depreciation	(177,143,790)
Net Unrealized Appreciation	$233,784,622

See Accompanying Notes to Financial Statements
81

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 29.3%
		Basic Materials: 0.8%
2,486,000	(1)	Anglo American Capital PLC, 4.125%, 04/15/2021	$2,487,886	0.1
1,800,000	(1)	Braskem Netherlands Finance BV, 4.500%, 01/10/2028	1,670,418	0.1
1,900,000	(1)	Dow Chemical Co/The, 4.800%, 11/30/2028	1,938,068	0.1
4,274,000	(1)	Georgia-Pacific LLC, 2.539%, 11/15/2019	4,242,234	0.1
4,335,000	(1)	Newcrest Finance Pty Ltd., 4.450%, 11/15/2021	4,389,972	0.1
12,223,000		Other Securities	12,009,921	0.3
			26,738,499	0.8
		Communications: 2.7%
19,878,000		AT&T, Inc., 4.125%-5.450%, 02/17/2026-02/15/2050	18,596,188	0.5
12,960,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 3.579%-4.908%, 07/23/2020-07/23/2025	12,966,155	0.4
4,885,000	(1)	NBCUniversal Enterprise, Inc., 5.250%, 12/31/2199	4,958,275	0.2
4,252,000		NBCUniversal Media LLC, 5.150%, 04/30/2020	4,365,419	0.1
2,630,000	(1)	Tencent Holdings Ltd., 2.985%, 01/19/2023	2,557,242	0.1
52,768,000		Other Securities	50,983,494	1.4
			94,426,773	2.7
		Consumer, Cyclical: 2.7%
930,367		American Airlines 2015-2 Class B Pass Through Trust, 4.400%, 03/22/2025	914,091	0.0
1,250,899		American Airlines 2016-1 Class B Pass Through Trust, 5.250%, 07/15/2025	1,290,286	0.0
5,001,220		American Airlines 2016-2 Class AA Pass Through Trust, 3.200%, 12/15/2029	4,727,053	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
620,760		American Airlines 2017-1 Class AA Pass Through Trust, 3.650%, 08/15/2030	$612,951	0.0
2,165,762		American Airlines 2017-2 Class AA Pass Through Trust, 3.350%, 04/15/2031	2,050,864	0.1
1,604,565		American Airlines 2017-2 Class B Pass Through Trust, 3.700%, 04/15/2027	1,553,535	0.1
2,685,000	(1)	BMW US Capital LLC, 3.400%, 08/13/2021	2,674,640	0.1
3,810,000	(1)	BMW US Capital LLC, 3.450%, 04/12/2023	3,784,322	0.1
633,686	(1)	British Airways 2018-1 Class A Pass Through Trust, 4.125%, 03/20/2033	627,222	0.0
4,210,000	(1)	Daimler Finance North America LLC, 2.300%, 02/12/2021	4,108,586	0.1
4,640,000	(1)	Nissan Motor Acceptance Corp., 2.600%, 09/28/2022	4,421,037	0.1
2,340,000	(1)	Nissan Motor Acceptance Corp., 3.650%, 09/21/2021	2,329,467	0.1
1,487,721		United Airlines 2013-1 Class B Pass Through Trust, 5.375%, 02/15/2023	1,527,097	0.1
3,618,424		United Airlines 2016-1 Class AA Pass Through Trust, 3.100%, 01/07/2030	3,497,423	0.1
938,032		United Airlines 2016-1 Class B Pass Through Trust, 3.650%, 07/07/2027	917,882	0.0
4,449,655		United Airlines 2016-2 Class AA Pass Through Trust, 2.875%, 04/07/2030	4,099,222	0.1
1,197,801		United Airlines 2016-2 Class B Pass Through Trust, 3.650%, 04/07/2027	1,135,036	0.0

See Accompanying Notes to Financial Statements
82

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
2,110,000		United Airlines 2018-1 Class AA Pass Through Trust, 3.500%, 09/01/2031	$2,075,861	0.1
3,410,000	(1)	Volkswagen Group of America Finance LLC, 2.400%, 05/22/2020	3,357,624	0.1
9,186,000		Walmart, Inc., 2.350%-3.400%, 06/23/2021-06/26/2023	9,126,836	0.3
3,360,000	(1)	ZF North America Capital, Inc., 4.000%, 04/29/2020	3,345,367	0.1
39,647,928		Other Securities	37,221,136	1.0
			95,397,538	2.7
		Consumer, Non-cyclical: 4.9%
2,500,000	(1)	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.700%, 02/01/2036	2,334,635	0.1
4,049,000	(1)	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	3,767,930	0.1
3,800,000	(1)	BAT International Finance PLC, 2.750%, 06/15/2020	3,734,489	0.1
68,509		CVS Pass-Through Trust, 6.943%, 01/10/2030	76,186	0.0
17,953,000		CVS Health Corp., 3.125%-5.050%, 03/09/2020-03/25/2048	17,772,648	0.5
10,165,000	(1)(2)	Cigna Corp., 3.400%, 09/17/2021	10,147,949	0.3
3,770,000	(1)	Imperial Brands Finance PLC, 2.950%, 07/21/2020	3,714,479	0.1
2,113,000	(1)	Imperial Brands Finance PLC, 3.750%, 07/21/2022	2,097,606	0.0
2,905,000	(1)	Keurig Dr Pepper, Inc., 4.057%, 05/25/2023	2,895,890	0.1
3,910,000	(1)	Kraft Heinz Foods Co., 4.875%, 02/15/2025	3,929,755	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
2,990,000	(1)	Seven & i Holdings Co. Ltd., 3.350%, 09/17/2021	$2,999,700	0.1
4,300,000	(1)	Takeda Pharmaceutical Co. Ltd., 4.000%, 11/26/2021	4,361,338	0.1
14,210,000		Unilever Capital Corp., 3.000%-3.250%, 03/07/2022-03/07/2024	14,121,411	0.4
105,007,000	(3)	Other Securities	101,881,471	2.9
			173,835,487	4.9
		Energy: 3.0%
3,025,000	(1)	Schlumberger Investment SA, 2.400%, 08/01/2022	2,905,990	0.1
959,000	(1)	Schlumberger Norge AS, 4.200%, 01/15/2021	973,473	0.0
1,052,000	(1)	Schlumberger Oilfield UK PLC, 4.200%, 01/15/2021	1,065,287	0.0
9,833,000		Shell International Finance BV, 3.250%-4.375%, 05/11/2025-05/10/2046	9,732,459	0.3
10,437,000		Williams Partners L.P., 3.600%-5.400%, 03/15/2022-03/04/2044	10,176,483	0.3
84,480,000		Other Securities	81,920,341	2.3
			106,774,033	3.0
		Financial: 9.2%
25,815,000	(4)	Bank of America Corp., 3.419%-4.250%, 05/17/2022-12/20/2028	24,988,779	0.7
1,862,000	(1)	Barclays Bank PLC, 10.179%, 06/12/2021	2,094,232	0.1
4,500,000	(1)	BNP Paribas SA, 3.500%, 03/01/2023	4,366,726	0.1
10,079,000	(4)	Citigroup, Inc., 2.876%-5.500%, 07/24/2023-09/13/2025	10,164,231	0.3
2,757,000	(1)	Citizens Financial Group, Inc., 4.150%, 09/28/2022	2,773,324	0.1

See Accompanying Notes to Financial Statements
83

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
2,315,000	(1)	Commerzbank AG, 8.125%, 09/19/2023	$2,541,915	0.1
1,370,000	(1)(4)	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/Netherlands, 11.000%, 12/31/2199	1,419,662	0.0
3,150,000	(1)	Credit Agricole SA/ London, 2.375%, 07/01/2021	3,062,962	0.1
6,736,000	(1)	Credit Suisse AG, 6.500%, 08/08/2023	7,043,397	0.2
5,236,000	(1)	Credit Suisse Group AG, 3.574%, 01/09/2023	5,112,320	0.1
2,303,000		Credit Suisse Group Funding Guernsey Ltd., 3.450%, 04/16/2021	2,295,892	0.1
5,295,000	(1)	Danske Bank A/S, 2.800%, 03/10/2021	5,175,637	0.1
7,975,000	(1)(2)	Federation des Caisses Desjardins du Quebec, 2.250%, 10/30/2020	7,828,067	0.2
1,272,000	(1)	Guardian Life Insurance Co. of America/The, 4.850%, 01/24/2077	1,257,493	0.0
723,000	(1)	HSBC Bank PLC, 4.125%, 08/12/2020	731,572	0.0
10,277,000	(4)	HSBC Holdings PLC, 3.400%-4.583%, 03/08/2021-06/19/2029	10,158,514	0.3
23,924,000	(4)	JPMorgan Chase & Co., 2.550%-4.032%, 10/29/2020-07/24/2048	23,154,740	0.7
7,870,000	(1)(4)	Macquarie Group Ltd, 3.189%, 11/28/2023	7,578,086	0.2
5,870,000		Mizuho Financial Group Cayman 2 Ltd., 4.200%, 07/18/2022	5,884,041	0.2
4,560,000	(1)	Mizuho Financial Group, Inc., 2.632%, 04/12/2021	4,474,817	0.1
2,759,000	(4)	Mizuho Financial Group, Inc., 3.922%, 09/11/2024	2,789,774	0.1
13,145,000		Morgan Stanley, 2.750%-5.500%, 07/28/2021-04/23/2027	13,022,776	0.4
5,004,000	(1)	Nationwide Building Society, 2.350%, 01/21/2020	4,953,384	0.1
2,661,000	(1)(2)(4)	Nordea Bank ABP, 6.125%, 12/31/2199	2,504,666	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
2,690,000		Royal Bank of Canada, 3.068%, (US0003M + 0.660%), 10/05/2023	$2,649,214	0.1
7,410,000		Royal Bank of Canada, 2.125%-3.700%, 03/02/2020-10/05/2023	7,384,143	0.2
3,000,000	(1)	Societe Generale SA, 2.625%, 09/16/2020	2,964,316	0.1
14,131,000	(1)(4)	Standard Chartered PLC, 3.885%, 03/15/2024	13,691,006	0.4
4,920,000	(1)	Suncorp-Metway Ltd, 2.375%, 11/09/2020	4,822,574	0.1
2,007,000	(4)	Toronto-Dominion Bank, 3.625%, 09/15/2031	1,898,396	0.1
10,565,000		Toronto-Dominion Bank/The, 1.900%-3.500%, 10/24/2019-07/19/2023	10,572,339	0.3
1,960,000	(1)	UBS AG/London, 2.450%, 12/01/2020	1,924,632	0.0
2,470,000		UBS AG, 5.125%, 05/15/2024	2,463,998	0.1
6,349,000		UBS AG/Stamford CT, 2.350%-7.625%, 03/26/2020-08/17/2022	6,607,342	0.2
7,600,000		Wells Fargo Bank NA, 3.625%, 10/22/2021	7,647,672	0.2
5,504,000		Wells Fargo & Co., 4.125%-4.750%, 08/15/2023-12/07/2046	5,455,301	0.2
101,720,000		Other Securities	100,529,945	2.8
			323,987,885	9.2
		Industrial: 1.6%
2,570,000	(1)(2)	SMBC Aviation Capital Finance DAC, 2.650%, 07/15/2021	2,502,202	0.1
56,833,000		Other Securities	54,422,580	1.5
			56,924,782	1.6
		Technology: 1.8%
13,340,000		Apple, Inc., 2.000%-3.850%, 11/13/2020-11/13/2047	12,766,067	0.4
1,918,000	(1)	Dell International LLC / EMC Corp., 4.420%, 06/15/2021	1,917,129	0.1
5,155,000	(1)	Dell International LLC / EMC Corp., 5.450%, 06/15/2023	5,250,606	0.1

See Accompanying Notes to Financial Statements
84

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology (continued)
3,620,000	(1)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	$3,643,274	0.1
10,884,000		Microsoft Corp., 3.700%-4.450%, 11/03/2045- 02/06/2047	11,170,913	0.3
2,709,000	(1)	NXP BV / NXP Funding LLC, 4.875%, 03/01/2024	2,724,279	0.1
9,719,000		Oracle Corp., 3.850%-4.300%, 07/08/2034-11/15/2047	9,259,087	0.3
16,034,000		Other Securities	15,986,838	0.4
			62,718,193	1.8
		Utilities: 2.6%
3,120,000	(1)	American Transmission Systems, Inc., 5.000%, 09/01/2044	3,349,039	0.1
3,219,000	(1)	American Transmission Systems, Inc., 5.250%, 01/15/2022	3,384,910	0.1
831,000	(1)	Enel Finance International NV, 3.500%, 04/06/2028	714,192	0.0
2,802,000	(1)	Jersey Central Power & Light Co., 4.300%, 01/15/2026	2,827,540	0.1
1,900,000	(1)	Niagara Mohawk Power Corp., 4.278%, 12/15/2028	1,968,513	0.1
1,447,000	(1)	Pacific Gas & Electric Co., 4.250%, 08/01/2023	1,347,904	0.0
80,765,000	(3)	Other Securities	79,488,062	2.2
			93,080,160	2.6
		Total Corporate Bonds/Notes (Cost $1,062,828,068)	1,033,883,350	29.3
COLLATERALIZED MORTGAGE OBLIGATIONS: 15.3%
5,493,084		Alternative Loan Trust 2005-10CB 1A1, 3.006%, (US0001M + 0.500%), 05/25/2035	4,800,955	0.1
4,510,212		Alternative Loan Trust 2005-51 3A2A, 3.447%, (12MTA + 1.290%), 11/20/2035	4,361,035	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,004,416		Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/2035	$1,840,322	0.1
2,534,852		Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/2035	2,438,720	0.1
583,028	(5)	Alternative Loan Trust 2005-J3 2A2, 2.494%, (-1.000*US0001M + 5.000%), 05/25/2035	42,925	0.0
1,678,242		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	1,286,528	0.0
3,755,719		Alternative Loan Trust 2006-HY11 A1, 2.626%, (US0001M + 0.120%), 06/25/2036	3,491,661	0.1
2,398,060		Alternative Loan Trust 2007-23CB A3, 3.006%, (US0001M + 0.500%), 09/25/2037	1,517,846	0.1
202,418		Banc of America Funding 2007 8 Trust 4A1, 6.000%, 08/25/2037	186,011	0.0
1,062,637	(4)	Bear Stearns ALT-A Trust 2005-10 22A1, 4.287%, 01/25/2036	1,048,074	0.0
532,175	(4)	Bear Stearns ALT-A Trust 2005-4 23A1, 4.032%, 05/25/2035	537,802	0.0
1,545,720	(4)	Bear Stearns ALT-A Trust 2006-6 31A1, 4.464%, 11/25/2036	1,421,673	0.1
1,312,133	(4)	Bear Stearns ALT-A Trust 2006-6 32A1, 3.939%, 11/25/2036	1,086,215	0.0
16,597	(4)	Bear Stearns ARM Trust 2005-12 13A1, 4.480%, 02/25/2036	15,895	0.0
4,063,591		Bear Stearns Mortgage Funding Trust 2006-AR5 2A1, 2.696%, (US0001M + 0.190%), 01/25/2037	3,900,815	0.1
181,699	(4)	Bear Stearns Structured Products, Inc. Trust 2007-R6 1A1, 4.348%, 01/26/2036	163,520	0.0

See Accompanying Notes to Financial Statements
85

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
622,986	(1)	Bellemeade Re Ltd. 2015-1A M2, 6.806%, (US0001M + 4.300%), 07/25/2025	$626,720	0.0
24,571		CHL Mortgage Pass-Through Trust 2005-2 2A3, 3.186%, (US0001M + 0.680%), 03/25/2035	23,077	0.0
253,781		Citicorp Mortgage Securities Trust Series 2006-4 2A1, 5.500%, 08/25/2036	255,206	0.0
1,136,885		Citicorp Mortgage Securities Trust Series 2007-1 1A1, 6.000%, 01/25/2037	1,100,607	0.0
142,963		Citigroup Mortgage Loan Trust 2006-AR1 1A1, 4.280%, (H15T1Y + 2.400%), 10/25/2035	144,452	0.0
1,780,745	(4)	Citigroup Mortgage Loan Trust 2007-10 22AA, 4.238%, 09/25/2037	1,711,957	0.1
1,277,921	(1)(4)	Citigroup Mortgage Loan Trust 2015-A B2, 4.500%, 06/25/2058	1,334,124	0.0
86,940	(4)	Citigroup Mortgage Loan Trust, Inc. 2005-3 2A2A, 4.381%, 08/25/2035	86,993	0.0
3,011,936		Citigroup Mortgage Loan Trust, Inc. 2005-8 3A1, 5.500%, 09/25/2035	3,007,202	0.1
385,258		CitiMortgage Alternative Loan Trust Series 2007-A2 1A5, 6.000%, 02/25/2037	364,346	0.0
1,121,651		Countrywide Alternative Loan Trust 2005-53T2 2A6, 3.006%, (US0001M + 0.500%), 11/25/2035	729,545	0.0
6,400,000		Countrywide Asset-Backed Certificates 2005-IM1 M1, 3.226%, (US0001M + 0.720%), 11/25/2035	6,355,411	0.2
780,039		DSLA Mortgage Loan Trust 2005-AR4 2A1B, 2.750%, (US0001M + 0.280%), 08/19/2045	676,207	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,000,000		Fannie Mae 2011-128 KB, 4.500%, 12/25/2041	$1,076,938	0.0
11,559,897		Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	12,645,534	0.4
2,612,590		Fannie Mae 2012-110 CA, 3.000%, 10/25/2042	2,580,036	0.1
32,958,693	(5)	Fannie Mae 2016-82 SD, 3.544%, (-1.000*US0001M + 6.050%), 11/25/2046	4,916,435	0.1
7,606,370		Fannie Mae 2016-88 EA, 3.500%, 01/25/2045	7,697,113	0.2
4,070,141		Fannie Mae Connecticut Avenue Securities 2014-CO3 1M2, 5.506%, (US0001M + 3.000%), 07/25/2024	4,282,926	0.1
3,600,000		Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 6.156%, (US0001M + 3.650%), 09/25/2029	3,826,831	0.1
3,000,000		Fannie Mae Connecticut Avenue Securities 2017-C04 2M2, 5.356%, (US0001M + 2.850%), 11/25/2029	3,073,453	0.1
7,550,000		Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 4.706%, (US0001M + 2.200%), 01/25/2030	7,573,017	0.2
6,000,000		Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 4.906%, (US0001M + 2.400%), 05/25/2030	6,051,745	0.2
8,000,000		Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 5.006%, (US0001M + 2.500%), 05/25/2030	7,995,598	0.2
2,200,000		Fannie Mae Connecticut Avenue Securities 2018-C02 2M2, 4.706%, (US0001M + 2.200%), 08/25/2030	2,144,593	0.1

See Accompanying Notes to Financial Statements
86

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
500,000		Fannie Mae Connecticut Avenue Securities 2018-C04 2M2, 5.056%, (US0001M + 2.550%), 12/25/2030	$494,486	0.0
9,500,000		Fannie Mae Connecticut Avenue Securities 2018-CO1 1M2, 4.756%, (US0001M + 2.250%), 07/25/2030	9,295,691	0.3
624,822	(5)	Fannie Mae Interest Strip Series 418 10, 4.000%, 08/25/2043	116,879	0.0
499,813	(5)	Fannie Mae Interest Strip Series 418 15, 3.500%, 08/25/2043	79,564	0.0
13,199		Fannie Mae REMIC Trust 1994-77 FB, 4.006%, (US0001M + 1.500%), 04/25/2024	13,459	0.0
434,244		Fannie Mae REMIC Trust 1999-33 Z, 6.000%, 07/25/2029	466,532	0.0
354,476		Fannie Mae REMIC Trust 2001-15 Z, 6.000%, 04/25/2031	381,339	0.0
36,901		Fannie Mae REMIC Trust 2002-21 FC, 3.406%, (US0001M + 0.900%), 04/25/2032	37,672	0.0
1,025,999	(5)	Fannie Mae REMIC Trust 2003-74 IO, 6.000%, 08/25/2033	240,006	0.0
9,979		Fannie Mae REMIC Trust 2004-10 SC, 18.575%, (-4.000*US0001M + 28.600%), 02/25/2034	10,284	0.0
97,867		Fannie Mae REMIC Trust 2004-11 A, 2.626%, (US0001M + 0.120%), 03/25/2034	97,426	0.0
575,082		Fannie Mae REMIC Trust 2005-120 ZU, 5.500%, 01/25/2036	620,513	0.0
42,311		Fannie Mae REMIC Trust 2005-57 CD, 15.727%, (-3.750*US0001M + 25.125%), 01/25/2035	43,846	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
200,855		Fannie Mae REMIC Trust 2005-74 DK, 13.975%, (-4.000*US0001M + 24.000%), 07/25/2035	$292,571	0.0
6,139,360	(5)	Fannie Mae REMIC Trust 2005-92 SC, 4.174%, (-1.000*US0001M + 6.680%), 10/25/2035	964,748	0.0
413,011		Fannie Mae REMIC Trust 2006-103 EZ, 6.250%, 10/25/2036	444,818	0.0
1,231,266		Fannie Mae REMIC Trust 2006-104 ES, 20.919%, (-5.000*US0001M + 33.450%), 11/25/2036	2,012,455	0.1
7,497,449	(5)	Fannie Mae REMIC Trust 2006-12 SD, 4.244%, (-1.000*US0001M + 6.750%), 10/25/2035	1,008,803	0.0
3,300,158	(5)	Fannie Mae REMIC Trust 2006-123 UI, 4.234%, (-1.000*US0001M + 6.740%), 01/25/2037	590,907	0.0
853,267	(5)	Fannie Mae REMIC Trust 2006-72 HS, 4.194%, (-1.000*US0001M + 6.700%), 08/25/2026	95,974	0.0
284,975		Fannie Mae REMIC Trust 2007-73 A1, 2.375%, (US0001M + 0.060%), 07/25/2037	280,240	0.0
632,290		Fannie Mae REMIC Trust 2008-20 SP, 9.234%, (-2.500*US0001M + 15.500%), 03/25/2038	761,477	0.0
2,781,900		Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/2036	2,906,910	0.1
9,670,954	(5)	Fannie Mae REMIC Trust 2010-102 SB, 4.094%, (-1.000*US0001M + 6.600%), 09/25/2040	1,651,021	0.0

See Accompanying Notes to Financial Statements
87

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,238,804	(5)	Fannie Mae REMIC Trust 2010-116 SE, 4.094%, (-1.000*US0001M + 6.600%), 10/25/2040	$514,865	0.0
9,668,115	(5)	Fannie Mae REMIC Trust 2010-123 SL, 3.564%, (-1.000*US0001M + 6.070%), 11/25/2040	1,251,819	0.0
5,050,000		Fannie Mae REMIC Trust 2010-130 CX, 4.500%, 09/25/2039	5,261,902	0.2
4,902,444	(5)	Fannie Mae REMIC Trust 2010-55 AS, 3.914%, (-1.000*US0001M + 6.420%), 06/25/2040	756,593	0.0
8,159,907		Fannie Mae REMIC Trust 2010-59 PC, 5.000%, 06/25/2040	9,069,309	0.3
1,621,225		Fannie Mae REMIC Trust 2010-60 HJ, 5.500%, 05/25/2040	1,742,880	0.1
11,118,319	(5)	Fannie Mae REMIC Trust 2011-3 AI, 5.000%, 01/25/2041	961,071	0.0
2,348,096	(5)	Fannie Mae REMIC Trust 2012-10 US, 3.944%, (-1.000*US0001M + 6.450%), 02/25/2042	310,117	0.0
1,716,141		Fannie Mae REMIC Trust 2012-103 DA, 3.500%, 10/25/2041	1,741,320	0.1
12,848,066	(5)	Fannie Mae REMIC Trust 2012-113 SG, 3.594%, (-1.000*US0001M + 6.100%), 10/25/2042	2,075,940	0.1
9,553,008	(5)	Fannie Mae REMIC Trust 2012-122 SB, 3.644%, (-1.000*US0001M + 6.150%), 11/25/2042	1,621,468	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,378,189	(5)	Fannie Mae REMIC Trust 2012-128 DI, 3.000%, 10/25/2032	$396,020	0.0
3,922,600		Fannie Mae REMIC Trust 2012-131 BS, 2.581%, (-1.200*US0001M + 5.400%), 12/25/2042	3,167,391	0.1
14,762,100	(5)	Fannie Mae REMIC Trust 2012-137 SN, 3.594%, (-1.000*US0001M + 6.100%), 12/25/2042	2,225,869	0.1
6,323,292	(5)	Fannie Mae REMIC Trust 2012-15 SP, 4.114%, (-1.000*US0001M + 6.620%), 06/25/2040	682,625	0.0
3,998,475	(5)	Fannie Mae REMIC Trust 2012-58 PI, 5.000%, 04/25/2042	775,537	0.0
399,761		Fannie Mae REMIC Trust 2013-44 ZG, 3.500%, 03/25/2042	414,908	0.0
11,982,920	(5)	Fannie Mae REMIC Trust 2013-60 DS, 3.694%, (-1.000*US0001M + 6.200%), 06/25/2033	1,833,703	0.1
9,437,070	(5)	Fannie Mae REMIC Trust 2013-9 DS, 3.644%, (-1.000*US0001M + 6.150%), 02/25/2043	1,762,928	0.1
327,914	(5)	Fannie Mae REMIC Trust 2013-9 SA, 3.644%, (-1.000*US0001M + 6.150%), 03/25/2042	40,628	0.0
4,149,589	(5)	Fannie Mae REMIC Trust 2014-81 JI, 4.000%, 09/25/2041	438,870	0.0
28,453,596	(5)	Fannie Mae REMIC Trust 2015-9 IO, 5.500%, 03/25/2045	6,416,920	0.2

See Accompanying Notes to Financial Statements
88

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,518,802	(5)	Fannie Mae REMICS 2005-66 SY, 4.194%, (-1.000*US0001M + 6.700%), 07/25/2035	$732,031	0.0
8,447,523	(5)	Fannie Mae REMICS 2006-120 QD, 2.194%, (-1.000*US0001M + 4.700%), 10/25/2036	656,617	0.0
3,680,299	(5)	Fannie Mae REMICS 2006-59 XS, 4.694%, (-1.000*US0001M + 7.200%), 07/25/2036	576,982	0.0
4,203,540	(5)	Fannie Mae REMICS 2007-53 SX, 3.594%, (-1.000*US0001M + 6.100%), 06/25/2037	631,138	0.0
1,646,369		Fannie Mae REMICS 2011-10 ZC, 5.000%, 02/25/2041	1,782,224	0.1
103,000		Fannie Mae REMICS 2011-127 UY, 3.500%, 12/25/2041	103,984	0.0
6,238,902	(5)	Fannie Mae REMICS 2011-149 ES, 3.494%, (-1.000*US0001M + 6.000%), 07/25/2041	654,532	0.0
2,234,168		Fannie Mae REMICS 2017-54 D, 3.000%, 07/25/2047	2,206,452	0.1
8,711,942	(5)	Fannie Mae REMICS 2016-93 SL, 4.144%, (-1.000*US0001M + 6.650%), 12/25/2046	1,273,548	0.0
11,924,269	(5)	First Horizon Alternative Mortgage Securities Trust 2005-FA10 1A2 1A2, 2.194%, (-1.000*US0001M + 4.700%), 01/25/2036	1,108,946	0.1
1,734,023		First Horizon Alternative Mortgage Securities Trust 2006-FA7 A5, 2.806%, (US0001M + 0.300%), 12/25/2036	1,054,700	0.0
1,734,022	(5)	First Horizon Alternative Mortgage Securities Trust 2006-FA7 A9, 4.194%, (-1.000*US0001M + 6.700%), 12/25/2036	421,996	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,473,838	(1)(4)	Flagstar Mortgage Trust 2018-1 B1, 4.057%, 03/25/2048	$1,493,048	0.0
1,572,094	(1)(4)	Flagstar Mortgage Trust 2018-1 B2, 4.057%, 03/25/2048	1,587,047	0.0
2,063,373	(1)(4)	Flagstar Mortgage Trust 2018-1 B3, 4.057%, 03/25/2048	2,040,122	0.1
6,270,927	(5)	Freddie Mac 2815 GS, 3.545%, (-1.000*US0001M + 6.000%), 03/15/2034	858,682	0.0
19,941,166		Freddie Mac 326 350, 3.500%, 03/15/2044	20,280,261	0.6
8,533		Freddie Mac REMIC Trust 1125 Z, 8.250%, 08/15/2021	8,926	0.0
297,078		Freddie Mac REMIC Trust 2110 PG, 6.000%, 01/15/2029	322,412	0.0
289,939		Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/2029	310,519	0.0
13,363		Freddie Mac REMIC Trust 2411 FJ, 2.805%, (US0001M + 0.350%), 12/15/2029	13,386	0.0
185,487		Freddie Mac REMIC Trust 2460 ZM, 6.000%, 06/15/2032	200,973	0.0
437,413		Freddie Mac REMIC Trust 2472 ZC, 6.000%, 07/15/2032	475,565	0.0
468,317		Freddie Mac REMIC Trust 2528 KM, 5.500%, 11/15/2022	480,064	0.0
383,092		Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/2032	416,336	0.0
89		Freddie Mac REMIC Trust 2559 PB, 5.500%, 08/15/2030	90	0.0
391,396		Freddie Mac REMIC Trust 2576 KZ, 5.500%, 02/15/2033	426,859	0.0
454,520	(5)	Freddie Mac REMIC Trust 2594 IY, 6.000%, 04/15/2033	104,454	0.0

See Accompanying Notes to Financial Statements
89

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
527,994		Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/2034	$582,841	0.0
1,168,661		Freddie Mac REMIC Trust 2867 MZ, 5.000%, 10/15/2034	1,272,179	0.0
1,006,042		Freddie Mac REMIC Trust 2930 ZL, 5.000%, 02/15/2035	1,067,075	0.0
1,160,456		Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/2035	1,226,414	0.0
6,853,929	(5)	Freddie Mac REMIC Trust 3045 DI, 4.275%, (-1.000*US0001M + 6.730%), 10/15/2035	1,038,179	0.0
41,349		Freddie Mac REMIC Trust 3049 NA, 5.000%, 02/15/2035	41,351	0.0
3,377,032	(5)	Freddie Mac REMIC Trust 3064 SP, 4.145%, (-1.000*US0001M + 6.600%), 03/15/2035	250,084	0.0
457,139		Freddie Mac REMIC Trust 3065 DC, 12.495%, (-3.000*US0001M + 19.860%), 03/15/2035	597,424	0.0
1,098,272	(5)	Freddie Mac REMIC Trust 3102 IS, 15.565%, (-3.667*US0001M + 24.567%), 01/15/2036	459,216	0.0
3,743,928		Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/2036	4,037,470	0.1
2,121,126	(5)	Freddie Mac REMIC Trust 3170 SA, 4.145%, (-1.000*US0001M + 6.600%), 09/15/2033	318,333	0.0
1,447,255	(5)	Freddie Mac REMIC Trust 3171 PS, 4.030%, (-1.000*US0001M + 6.485%), 06/15/2036	180,678	0.0
1,835,395		Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/2037	2,015,555	0.1
451,367	(4)	Freddie Mac REMIC Trust 3524 LA, 5.478%, 03/15/2033	479,977	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
133,631		Freddie Mac REMIC Trust 3556 NT, 5.555%, (US0001M + 3.100%), 03/15/2038	$137,357	0.0
8,060,098	(5)	Freddie Mac REMIC Trust 3589 SB, 3.745%, (-1.000*US0001M + 6.200%), 10/15/2039	1,176,011	0.0
1,487,829	(5)	Freddie Mac REMIC Trust 3632 IP, 5.000%, 02/15/2040	218,306	0.0
8,365,345		Freddie Mac REMIC Trust 3639 ZN, 5.500%, 12/15/2034	9,117,625	0.3
2,963,654		Freddie Mac REMIC Trust 3662 ZB, 5.500%, 08/15/2036	3,227,773	0.1
894,216	(5)	Freddie Mac REMIC Trust 3710 SL, 3.545%, (-1.000*US0001M + 6.000%), 05/15/2036	27,605	0.0
1,561,030		Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/2037	1,706,613	0.1
1,779,489	(5)	Freddie Mac REMIC Trust 3752 WS, 4.145%, (-1.000*US0001M + 6.600%), 12/15/2039	91,957	0.0
1,226,494		Freddie Mac REMIC Trust 3819 ZY, 6.000%, 10/15/2037	1,310,166	0.0
5,000,000	(5)	Freddie Mac REMIC Trust 3820 BI, 4.000%, 11/15/2038	560,243	0.0
2,131,310		Freddie Mac REMIC Trust 3829 VZ, 4.000%, 03/15/2041	2,243,300	0.1
7,044,228	(5)	Freddie Mac REMIC Trust 3856 KS, 4.095%, (-1.000*US0001M + 6.550%), 05/15/2041	1,100,012	0.0
1,523,000		Freddie Mac REMIC Trust 3898 KD, 4.500%, 07/15/2041	1,649,769	0.1
2,731,470	(5)	Freddie Mac REMIC Trust 3925 SD, 3.595%, (-1.000*US0001M + 6.050%), 07/15/2040	284,327	0.0

See Accompanying Notes to Financial Statements
90

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
13,846,841	(5)	Freddie Mac REMIC Trust 3925 SL, 3.595%, (-1.000*US0001M + 6.050%), 01/15/2041	$1,540,739	0.1
4,524,428	(5)	Freddie Mac REMIC Trust 3936 GS, 4.245%, (-1.000*US0001M + 6.700%), 11/15/2025	225,366	0.0
16,174,335	(5)	Freddie Mac REMIC Trust 3951 SN, 4.095%, (-1.000*US0001M + 6.550%), 11/15/2041	2,885,395	0.1
6,478,948	(5)	Freddie Mac REMIC Trust 3984 NS, 4.145%, (-1.000*US0001M + 6.600%), 01/15/2040	545,918	0.0
1,296,790		Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/2042	1,375,304	0.1
2,513,572		Freddie Mac REMIC Trust 4020 BY, 6.500%, 03/15/2042	2,899,709	0.1
2,474,233	(5)	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/2040	297,406	0.0
5,912,460	(5)	Freddie Mac REMIC Trust 4094 YS, 4.245%, (-1.000*US0001M + 6.700%), 04/15/2040	568,495	0.0
12,317,541	(5)	Freddie Mac REMIC Trust 4102 MS, 4.145%, (-1.000*US0001M + 6.600%), 09/15/2042	2,272,100	0.1
1,106,403	(5)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/2043	179,288	0.0
5,271,274		Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/2033	5,201,820	0.2
25,878,178		Freddie Mac REMIC Trust 4246 ZX, 4.500%, 04/15/2041	28,117,075	0.8
11,359,363	(5)	Freddie Mac REMIC Trust 4313 SD, 3.695%, (-1.000*US0001M + 6.150%), 03/15/2044	1,616,604	0.1
17,430,839	(5)	Freddie Mac REMIC Trust 4313 SE, 3.695%, (-1.000*US0001M + 6.150%), 03/15/2044	2,493,147	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,537,316	(5)	Freddie Mac REMIC Trust 4323 IP, 4.500%, 08/15/2042	$495,193	0.0
1,895,312	(5)	Freddie Mac REMIC Trust 4332 PI, 5.000%, 12/15/2043	364,102	0.0
7,007,316		Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/2044	7,401,050	0.2
7,407,210	(5)	Freddie Mac REMIC Trust 4346 ST, 3.745%, (-1.000*US0001M + 6.200%), 07/15/2039	851,574	0.0
10,827,717		Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/2044	11,468,272	0.3
6,512,600	(5)	Freddie Mac REMIC Trust 4386 LS, 3.645%, (-1.000*US0001M + 6.100%), 09/15/2044	1,013,471	0.0
11,091,485	(5)	Freddie Mac REMICS 3284 CI, 3.665%, (-1.000*US0001M + 6.120%), 03/15/2037	1,623,183	0.1
17,516,893	(5)	Freddie Mac REMICS 4675 KS, 3.545%, (-1.000*US0001M + 6.000%), 04/15/2047	3,033,943	0.1
7,988,330		Freddie Mac Series 4348 ZX, 4.250%, 06/15/2044	8,348,683	0.2
12,660,882	(5)	Freddie Mac Strips Series 311 S1, 3.495%, (-1.000*US0001M + 5.950%), 08/15/2043	2,096,798	0.1
2,800,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 7.206%, (US0001M + 4.700%), 04/25/2028	3,234,638	0.1
500,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3 M3, 6.356%, (US0001M + 3.850%), 03/25/2029	547,179	0.0
9,900,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 5.006%, (US0001M + 2.500%), 03/25/2030	9,917,800	0.3

See Accompanying Notes to Financial Statements
91

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
6,200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 5.156%, (US0001M + 2.650%), 12/25/2029	$6,286,542	0.2
7,000,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 4.856%, (US0001M + 2.350%), 04/25/2030	6,958,980	0.2
6,000,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA1 M2, 4.306%, (US0001M + 1.800%), 07/25/2030	5,773,966	0.2
1,300,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 4.806%, (US0001M + 2.300%), 09/25/2030	1,270,908	0.0
328,967		Freddie Mac Structured Pass Through Certificates T-54 2A, 6.500%, 02/25/2043	376,381	0.0
525,990		Freddie Mac Structured Pass Through Certificates T-62 1A1, 3.357%, (12MTA + 1.200%), 10/25/2044	529,438	0.0
68,951		Freddie Mac-Ginnie Mae Series 27 FC, 3.875%, (PRIME + (1.375)%), 03/25/2024	70,040	0.0
14,149,571	(5)	Ginnie Mae 2007-35 KY, 3.995%, (-1.000*US0001M + 6.450%), 06/16/2037	2,240,616	0.1
1,168,419		Ginnie Mae 2013-26 GU, 1.500%, 04/20/2042	1,090,478	0.0
1,236,659		Ginnie Mae 2013-26 JC, 2.000%, 01/20/2043	1,183,677	0.0
481,202		Ginnie Mae 2013-69 KA, 1.250%, 08/20/2042	434,588	0.0
81,881		Ginnie Mae Series 2002-21 FV, 2.855%, (US0001M + 0.400%), 03/16/2032	81,878	0.0
1,139,710	(5)	Ginnie Mae Series 2005-7 AH, 4.315%, (-1.000*US0001M + 6.770%), 02/16/2035	159,191	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
137,048		Ginnie Mae Series 2007-37 S, 16.298%, (-3.667*US0001M + 25.300%), 04/16/2037	$151,182	0.0
498,620		Ginnie Mae Series 2007-8 SP, 14.039%, (-3.242*US0001M + 22.048%), 03/20/2037	689,112	0.0
3,074,607	(5)	Ginnie Mae Series 2008-35 SN, 3.930%, (-1.000*US0001M + 6.400%), 04/20/2038	405,625	0.0
1,632,527	(5)	Ginnie Mae Series 2008-40 PS, 4.045%, (-1.000*US0001M + 6.500%), 05/16/2038	241,952	0.0
12,235,710	(5)	Ginnie Mae Series 2009-106 SU, 3.730%, (-1.000*US0001M + 6.200%), 05/20/2037	1,829,070	0.1
3,996,122	(5)	Ginnie Mae Series 2009-25 KS, 3.730%, (-1.000*US0001M + 6.200%), 04/20/2039	555,340	0.0
2,059,776		Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/2039	2,191,381	0.1
2,635,761		Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/2039	2,817,105	0.1
1,373,922	(5)	Ginnie Mae Series 2009-33 SN, 3.830%, (-1.000*US0001M + 6.300%), 05/20/2039	56,833	0.0
11,212,156		Ginnie Mae Series 2009-33 ZB, 6.000%, 05/20/2039	12,841,219	0.4
1,205,681	(5)	Ginnie Mae Series 2009-43 HS, 3.730%, (-1.000*US0001M + 6.200%), 06/20/2038	48,867	0.0
3,232,254	(5)	Ginnie Mae Series 2010-106 IP, 5.000%, 03/20/2040	427,915	0.0

See Accompanying Notes to Financial Statements
92

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,789,804	(5)	Ginnie Mae Series 2010-116 NS, 4.195%, (-1.000*US0001M + 6.650%), 09/16/2040	$386,361	0.0
7,472,334	(5)	Ginnie Mae Series 2010-116 SK, 4.150%, (-1.000*US0001M + 6.620%), 08/20/2040	1,158,038	0.0
13,137,760	(5)	Ginnie Mae Series 2010-149 HS, 3.645%, (-1.000*US0001M + 6.100%), 05/16/2040	1,152,858	0.0
4,602,401	(5)	Ginnie Mae Series 2010-4 SP, 4.045%, (-1.000*US0001M + 6.500%), 01/16/2039	455,938	0.0
4,803,692		Ginnie Mae Series 2010-59 ZA, 4.500%, 05/20/2040	5,115,682	0.2
2,841,079	(5)	Ginnie Mae Series 2010-6 IA, 5.000%, 11/20/2039	358,306	0.0
3,101,889	(5)	Ginnie Mae Series 2010-68 MS, 3.380%, (-1.000*US0001M + 5.850%), 06/20/2040	425,728	0.0
5,795,788	(5)	Ginnie Mae Series 2010-9 JI, 5.000%, 01/20/2040	1,366,345	0.0
4,448,644	(5)	Ginnie Mae Series 2011-116 BI, 4.000%, 08/16/2026	391,285	0.0
1,276,295	(5)	Ginnie Mae Series 2011-140 CI, 5.000%, 10/20/2040	156,962	0.0
83,261		Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/2032	90,745	0.0
6,127,029	(5)	Ginnie Mae Series 2011-80 KS, 4.200%, (-1.000*US0001M + 6.670%), 06/20/2041	1,067,520	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,366,859	(5)	Ginnie Mae Series 2012-40 NI, 4.500%, 05/20/2040	$139,677	0.0
181,737		Ginnie Mae Series 2012-43 MA, 4.000%, 10/20/2041	184,015	0.0
16,309,602	(5)	Ginnie Mae Series 2013-167 PI, 5.500%, 11/20/2043	3,272,187	0.1
12,851,195	(5)	Ginnie Mae Series 2013-184 JI, 5.500%, 12/16/2043	2,945,872	0.1
11,292,228	(5)	Ginnie Mae Series 2014-3 SU, 3.580%, (-1.000*US0001M + 6.050%), 07/20/2039	1,652,466	0.1
1,305,424		Ginnie Mae Series 2014-43 Z, 4.000%, 03/20/2044	1,389,935	0.0
13,946,216	(5)	Ginnie Mae Series 2014-55 MS, 3.745%, (-1.000*US0001M + 6.200%), 04/16/2044	2,119,107	0.1
16,324,952	(5)	Ginnie Mae Series 2014-56 SP, 3.745%, (-1.000*US0001M + 6.200%), 12/16/2039	2,174,085	0.1
12,318,099	(5)	Ginnie Mae Series 2014-58 CS, 3.145%, (-1.000*US0001M + 5.600%), 04/16/2044	1,553,870	0.1
15,455,621	(5)	Ginnie Mae Series 2014-79 BI, 6.000%, 05/16/2044	3,800,339	0.1
6,027,075	(5)	Ginnie Mae Series 2014-99 S, 3.130%, (-1.000*US0001M + 5.600%), 06/20/2044	887,807	0.0
5,415,736		Ginnie Mae Series 2018-126 A, 3.500%, 09/20/2048	5,480,593	0.2

See Accompanying Notes to Financial Statements
93

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
81,921		HarborView Mortgage Loan Trust 2005-2 2A1A, 2.910%, (US0001M + 0.440%), 05/19/2035	$79,456	0.0
356,109		HomeBanc Mortgage Trust 2004-1 2A, 3.366%, (US0001M + 0.860%), 08/25/2029	339,988	0.0
3,000,000		HomeBanc Mortgage Trust 2005-4 M1, 2.976%, (US0001M + 0.470%), 10/25/2035	2,935,600	0.1
3,665,811		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 2.716%, (US0001M + 0.210%), 04/25/2046	3,335,846	0.1
2,989,969		IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 2.716%, (US0001M + 0.210%), 02/25/2046	2,541,475	0.1
18,098	(4)	JP Morgan Mortgage Trust 2005-A1 6T1, 4.336%, 02/25/2035	18,012	0.0
161,046	(4)	JP Morgan Mortgage Trust 2007-A1 5A5, 4.327%, 07/25/2035	166,871	0.0
4,529,747	(1)(4)	JP Morgan Mortgage Trust 2017-4 B1, 3.966%, 11/25/2048	4,505,134	0.1
1,662,292	(1)(4)	JP Morgan Mortgage Trust 2017-4 B2, 3.966%, 11/25/2048	1,634,693	0.1
1,078,657	(1)(4)	JP Morgan Mortgage Trust 2017-6 B3, 3.849%, 12/25/2048	982,982	0.0
1,668,358	(1)(4)	JP Morgan Mortgage Trust 2018-1 B1, 3.768%, 06/25/2048	1,619,325	0.1
1,668,358	(1)(4)	JP Morgan Mortgage Trust 2018-1 B2, 3.768%, 06/25/2048	1,598,718	0.0
2,060,912	(1)(4)	JP Morgan Mortgage Trust 2018-1 B3, 3.768%, 06/25/2048	1,901,320	0.1
1,477,565	(1)(4)	JP Morgan Mortgage Trust 2018-3 B1, 3.782%, 09/25/2048	1,434,902	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,329,439	(1)(4)	JP Morgan Mortgage Trust 2018-4 B1, 3.797%, 10/25/2048	$1,310,224	0.0
5,574,511,534	(1)(5)	L Street Securities 2017-PM1 XIO, 0.000%, 10/25/2048	7,447,547	0.2
9,721,798	(5)	Lehman Mortgage Trust 2006-9 2A5, 4.114%, (-1.000*US0001M + 6.620%), 01/25/2037	1,910,720	0.0
2,679,376		Lehman XS Trust Series 2005-5N 1A2, 2.866%, (US0001M + 0.360%), 11/25/2035	2,510,788	0.1
905,164		Merrill Lynch Mortgage Investors Trust Series 2005-A6 2A3, 2.886%, (US0001M + 0.380%), 08/25/2035	903,742	0.0
20,432		Merrill Lynch Mortgage Investors Trust Series MLCC 2005-3 4A, 2.756%, (US0001M + 0.250%), 11/25/2035	19,845	0.0
35,769		Merrill Lynch Mortgage Investors Trust Series MLCC 2005-3 5A, 2.756%, (US0001M + 0.250%), 11/25/2035	33,664	0.0
2,000,000		Morgan Stanley Mortgage Loan Trust 2005-5AR 1B1, 3.706%, (US0001M + 1.200%), 09/25/2035	1,982,384	0.1
1,679,103		Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/2037	1,356,209	0.0
1,732,093	(1)(4)	New Residential Mortgage Loan Trust 2017-3A B2, 4.750%, 04/25/2057	1,804,655	0.1
23,373	(1)(4)	Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2001-R1A A, 7.000%, 02/19/2030	23,465	0.0

See Accompanying Notes to Financial Statements
94

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,691,530	(1)	RBSSP Resecuritization Trust 2011-3 2A1, 2.565%, (US0001M + 0.250%), 02/26/2037	$1,664,896	0.1
65,350		Sequoia Mortgage Trust 2003-4 2A1, 2.820%, (US0001M + 0.350%), 07/20/2033	63,006	0.0
57,661	(4)	Sequoia Mortgage Trust 2005-4 2A1, 4.696%, 04/20/2035	60,150	0.0
1,384,249	(1)(4)	Sequoia Mortgage Trust 2014-3 B3, 3.931%, 10/25/2044	1,401,016	0.0
1,359,074	(1)(4)	Sequoia Mortgage Trust 2014-4 B3, 3.861%, 11/25/2044	1,369,832	0.0
1,182,864	(1)(4)	Sequoia Mortgage Trust 2015-2 B3, 3.743%, 05/25/2045	1,128,420	0.0
1,296,850	(1)(4)	Sequoia Mortgage Trust 2015-3 B3, 3.715%, 07/25/2045	1,213,416	0.0
2,900,000	(1)(4)	Sequoia Mortgage Trust 2017-CH2 A13, 4.000%, 12/25/2047	2,892,767	0.1
1,671,998	(1)(4)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	1,684,331	0.1
4,921,930	(1)(4)	Sequoia Mortgage Trust 2018-CH1 B1B, 4.502%, 02/25/2048	5,159,919	0.2
295,864		Structured Asset Mortgage Investments II Trust 2005-AR5 A2, 2.720%, (US0001M + 0.250%), 07/19/2035	292,495	0.0
132,833		Structured Asset Mortgage Investments II Trust 2005-AR5 A3, 2.720%, (US0001M + 0.250%), 07/19/2035	130,879	0.0
1,200,000	(1)(4)	Verus Securitization Trust 2017-SG1A B1, 3.615%, 11/25/2047	1,211,862	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,300,000	(1)(4)	Verus Securitization Trust 2018-1 B1, 3.801%, 01/25/2058	$1,302,643	0.1
9,837		WaMu Mortgage Pass Through Certificates Series 2002-AR2 A, 2.329%, (COF 11 + 1.250%), 02/27/2034	9,672	0.0
33,317		WaMu Mortgage Pass Through Certificates Series 2002-AR9 1A, 3.557%, (12MTA + 1.400%), 08/25/2042	32,951	0.0
46,424		WaMu Mortgage Pass Through Certificates Series 2005-AR1 A1A, 3.146%, (US0001M + 0.640%), 01/25/2045	47,652	0.0
1,045,125	(4)	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 3.319%, 10/25/2036	963,675	0.0
367,407		WaMu Mortgage Pass Through Certificates Series 2006-AR7 3A, 2.579%, (COF 11 + 1.500%), 07/25/2046	359,725	0.0
75,887,646	(4)(5)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 0.513%, 08/25/2045	1,942,397	0.1
2,485,256		WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 2.996%, (US0001M + 0.490%), 10/25/2045	2,474,666	0.1
911,637	(4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.881%, 10/25/2036	881,698	0.0

See Accompanying Notes to Financial Statements
95

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,665,188	(4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A1, 3.860%, 12/25/2036	$1,535,860	0.0
3,294,431	(4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.877%, 08/25/2046	3,118,038	0.1
4,083,761	(4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.161%, 04/25/2037	3,700,666	0.1
2,462,501	(4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 2A2, 3.546%, 07/25/2037	2,199,676	0.1
3,416,382		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	3,089,680	0.1
301,767		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/2035	288,415	0.0
2,123,153		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR10 Trust, 2.606%, (US0001M + 0.100%), 12/25/2036	1,479,404	0.0
5,001,817		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 3.117%, (12MTA + 0.960%), 08/25/2046	3,690,226	0.1
2,273,325		Wells Fargo Alternative Loan 2007-PA2 2A1, 2.936%, (US0001M + 0.430%), 06/25/2037	1,879,930	0.1
48,391	(4)	Wells Fargo Mortgage Backed Securities 2004-CC A1, 4.869%, 01/25/2035	49,552	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
76,444	(4)	Wells Fargo Mortgage Backed Securities 2004-EE 2A1, 4.482%, 12/25/2034	$78,077	0.0
234,994	(4)	Wells Fargo Mortgage Backed Securities 2005-AR7 1A1, 4.369%, 05/25/2035	237,576	0.0
86,346	(4)	Wells Fargo Mortgage Backed Securities 2005-AR9 2A1, 4.668%, 10/25/2033	87,452	0.0
1,261,118	(4)	Wells Fargo Mortgage Backed Securities 2006-AR2 2A5, 4.608%, 03/25/2036	1,251,076	0.0
680,390	(4)	Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 4.209%, 04/25/2036	664,262	0.0
1,085,878	(1)(4)	WinWater Mortgage Loan Trust 2015-5 B4, 3.792%, 08/20/2045	1,041,892	0.0
10,855,457		Other Securities	10,498,334	0.3
		Total Collateralized Mortgage Obligations (Cost $541,594,339)	542,058,107	15.3
MUNICIPAL BONDS: 0.0%
		California: 0.0%
1,600,000		Other Securities	2,069,896	0.0
		Total Municipal Bonds (Cost $1,609,081)	2,069,896	0.0
FOREIGN GOVERNMENT BONDS: 0.2%
6,465,000		Other Securities	6,325,973	0.2
		Total Foreign Government Bonds (Cost $6,465,000)	6,325,973	0.2
CONVERTIBLE BONDS/NOTES: 0.1%
		Financial: 0.1%
2,440,000		Other Securities	2,428,931	0.1
		Total Convertible Bonds/Notes (Cost $2,425,506)	2,428,931	0.1
U.S. TREASURY OBLIGATIONS: 4.3%
		U.S. Treasury Bonds: 1.9%
68,087,000	(2)	3.000%, 08/15/2048	67,902,310	1.9
		U.S. Treasury Notes: 2.4%
17,624,000		2.625%, 12/15/2021	17,704,402	0.5

See Accompanying Notes to Financial Statements
96

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: (continued)
		U.S. Treasury Notes (continued)
15,784,000		2.875%, 11/30/2025	$16,077,465	0.5
36,318,100		3.125%, 11/15/2028	37,702,924	1.1
11,017,000		2.500%-2.625%, 12/31/2020-12/31/2023	11,039,128	0.3
			82,523,919	2.4
		Total U.S. Treasury Obligations (Cost $143,686,027)	150,426,229	4.3
U.S. GOVERNMENT AGENCY OBLIGATIONS: 21.3%
		Federal Home Loan Mortgage Corporation: 6.5%(6)
11,003,646		3.000%, 10/01/2046	10,758,726	0.3
14,418,325		3.000%, 10/01/2046	14,077,271	0.4
12,155,513		3.000%, 03/01/2048	11,871,921	0.3
20,017,831		3.000%, 08/01/2048	19,534,810	0.5
13,876,900		3.500%, 01/01/2045	13,931,890	0.4
9,668,539		3.500%, 12/01/2046	9,694,889	0.3
24,546,833		3.500%, 03/01/2048	24,629,029	0.7
92,164		4.086%, 09/01/2035	95,336	0.0
3,790		4.112%, 03/01/2036	4,013	0.0
5,452		4.118%, 04/01/2032	5,696	0.0
757,839		4.315%, 06/01/2035	793,957	0.0
4,569		4.459%, 06/01/2024	4,768	0.0
32,379		4.689%, 11/01/2035	34,119	0.0
16,065		4.725%, 11/01/2031	16,923	0.0
216,910		4.759%, 01/01/2029	224,322	0.0
15,439,000	(7)	5.000%, 01/01/2049	16,164,089	0.5
106,951,816	(7)	2.500%-6.500%, 09/01/2019-06/01/2048	108,107,096	3.1
			229,948,855	6.5
		Federal National Mortgage Association: 11.8%(6)
15,408,015		3.000%, 07/01/2043	15,161,604	0.5
11,692,784		3.000%, 04/01/2045	11,480,876	0.3
13,071,049		3.000%, 01/01/2047	12,766,435	0.4
46,118		3.253%, 08/01/2042	45,872	0.0
86,303		3.253%, 08/01/2042	85,832	0.0
39,107		3.253%, 10/01/2044	38,890	0.0
71,501		3.253%, 10/01/2044	71,112	0.0
5,811		3.371%, 05/01/2036	5,952	0.0
22,142,000	(7)	3.500%, 06/25/2042	22,146,806	0.6
33,236,323		3.500%, 08/01/2046	33,375,879	1.0
10,013,919		3.500%, 09/01/2047	10,024,964	0.3
15,141,560		3.500%, 07/01/2048	15,198,964	0.5
211,824		3.672%, 02/01/2033	216,978	0.0
133,886		3.685%, 04/01/2035	140,255	0.0
29,327		3.699%, 02/01/2035	30,605	0.0
171,022		3.701%, 02/01/2034	178,778	0.0
Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association (continued)
498,767		3.863%, 08/01/2035	$517,341	0.0
100,349		3.873%, 09/01/2035	103,200	0.0
11,291,902		4.000%, 12/01/2039	11,617,988	0.3
28,220,000	(7)	4.000%, 08/25/2040	28,778,365	0.8
9,805,463		4.000%, 02/01/2046	10,062,967	0.3
14,816,946		4.000%, 09/01/2048	15,157,562	0.4
9,374		4.085%, 04/01/2032	9,501	0.0
197,276		4.187%, 07/01/2035	205,016	0.0
34,668		4.207%, 08/01/2035	36,056	0.0
77,208		4.258%, 12/01/2036	80,387	0.0
181,950		4.354%, 10/01/2035	190,069	0.0
2,752		4.523%, 09/01/2031	2,853	0.0
208,006		4.528%, 10/01/2035	216,695	0.0
275,382		4.542%, 10/01/2035	289,265	0.0
294,709		4.685%, 09/01/2034	310,326	0.0
17,759,000	(7)	5.000%, 01/13/2040	18,610,418	0.5
203,741,208	(7)	2.500%-7.500%, 03/01/2019-01/01/2049	210,279,074	5.9
			417,436,885	11.8
		Government National Mortgage Association: 3.0%
9,763,221		3.000%, 01/20/2048	9,611,686	0.3
65,327,000	(7)	3.500%, 10/20/2041	65,777,612	1.9
28,733,534	(4)	3.500%-5.500%, 11/15/2035-10/20/2060	29,465,567	0.8
			104,854,865	3.0
		Total U.S. Government Agency Obligations (Cost $755,574,906)	752,240,605	21.3
ASSET-BACKED SECURITIES: 10.9%
		Automobile Asset-Backed Securities: 0.2%
1,700,000	(1)	OSCAR US Funding Trust VI LLC 2017-1A A3, 2.820%, 06/10/2021	1,695,793	0.0
1,750,000	(1)	OSCAR US Funding Trust VII LLC 2017-2A A4, 2.760%, 12/10/2024	1,731,058	0.1
1,558,280	(1)	OSCAR US Funding Trust VIII LLC 2018-1A A2A, 2.910%, 04/12/2021	1,555,986	0.0
1,850,000	(1)	SunTrust Auto Receivables Trust 2015-1A B, 2.200%, 02/15/2021	1,841,003	0.1

See Accompanying Notes to Financial Statements
97

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Automobile Asset-Backed Securities (continued)
1,250,000	(1)	Tesla Auto Lease Trust 2018-B C, 4.360%, 10/20/2021	$1,256,880	0.0
			8,080,720	0.2
		Home Equity Asset-Backed Securities: 0.3%
1,300,000		Home Equity Asset Trust 2005-2 M5, 3.601%, (US0001M + 1.095%), 07/25/2035	1,309,032	0.0
2,400,000		Morgan Stanley ABS Capital I, Inc. Trust 2005-NC2 M4, 3.421%, (US0001M + 0.915%), 03/25/2035	2,394,212	0.1
532,777		New Century Home Equity Loan Trust 2005-2 M3, 3.241%, (US0001M + 0.735%), 06/25/2035	532,517	0.0
68,502		Renaissance Home Equity Loan Trust 2003-2 A, 3.195%, (US0001M + 0.880%), 08/25/2033	67,260	0.0
60,690		Securitized Asset Backed Receivables LLC Trust 2006-WM4 A2A, 2.586%, (US0001M + 0.080%), 11/25/2036	23,802	0.0
3,463,778		WaMu Asset-Backed Certificates WaMu Series 2007-HE4 2A3 Trust, 2.676%, (US0001M + 0.170%), 07/25/2047	2,449,408	0.1
2,581,767		Other Securities	2,676,979	0.1
			9,453,210	0.3
		Other Asset-Backed Securities: 9.7%
3,465,066	(1)(8)	Ajax Mortgage Loan Trust 2016-C A, 4.000% (Step Rate @ 7.000% on 11/25/2019), 10/25/2057	3,469,635	0.1
1,533,989	(1)(8)	Ajax Mortgage Loan Trust 2017-A A, 3.470% (Step Rate @ 6.470% on 05/25/2020), 04/25/2057	1,525,347	0.0
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
1,727,828	(1)	Ajax Mortgage Loan Trust 2018-A A, 3.850%, 04/25/2058	$1,724,959	0.1
1,964,742	(1)(4)	Ajax Mortgage Loan Trust 2018-C A, 4.360%, 09/25/2065	1,980,540	0.1
4,090,000	(1)	ALM VIII Ltd. 2013-8A A1R, 3.926%, (US0003M + 1.490%), 10/15/2028	4,090,029	0.1
2,510,739	(1)(4)(5)(9)	American Homes 4 Rent 2015-SFR1 XS, 0.000%, 04/17/2052	—	—
8,000,000	(1)	ARES XLVI CLO Ltd. 2017-46A A2, 3.666%, (US0003M + 1.230%), 01/15/2030	7,799,040	0.2
5,750,000	(1)	Ares XXIX CLO Ltd. 2014-1A BR, 4.749%, (US0003M + 2.300%), 04/17/2026	5,697,278	0.2
4,280,000	(1)	Avery Point IV CLO Ltd. 2014-1A CR, 4.840%, (US0003M + 2.350%), 04/25/2026	4,249,103	0.1
3,470,000	(1)	Babson CLO Ltd. 2017-1A A2, 3.795%, (US0003M + 1.350%), 07/18/2029	3,416,458	0.1
4,393,000	(1)	Babson CLO Ltd. 2018-3A A2, 3.769%, (US0003M + 1.300%), 07/20/2029	4,314,387	0.1
1,600,000	(1)	Bain Capital Credit CLO 2017-1A A2, 3.819%, (US0003M + 1.350%), 07/20/2030	1,567,822	0.0
1,337,114	(4)	Bear Stearns Asset Backed Securities Trust 2006-SD4 1A1, 4.684%, 10/25/2036	1,348,734	0.0
9,020,000	(1)	Benefit Street Partners CLO II Ltd. 2013-IIA A1R, 3.686%, (US0003M + 1.250%), 07/15/2029	8,951,556	0.3

See Accompanying Notes to Financial Statements
98

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
2,000,000	(1)	BlueMountain CLO 2012-2A CR2 Ltd., 4.645%, (US0003M + 2.000%), 11/20/2028	$1,935,234	0.1
5,070,000	(1)	BlueMountain CLO 2015-1A BR, 4.936%, (US0003M + 2.500%), 04/13/2027	5,070,624	0.1
1,800,000	(1)	BlueMountain CLO 2016-3A CR Ltd., 4.816%, (US0003M + 2.200%), 11/15/2030	1,727,798	0.1
4,570,000	(1)	Burnham Park Clo Ltd. 2016-1A A, 3.899%, (US0003M + 1.430%), 10/20/2029	4,571,010	0.1
4,000,000	(1)	Carbone CLO Ltd 2017-1A A1, 3.609%, (US0003M + 1.140%), 01/20/2031	3,950,132	0.1
2,400,000	(1)	Carlyle Global Market Strategies CLO Ltd. 2014-1A A2R2, 3.579%, (US0003M + 1.130%), 04/17/2031	2,321,479	0.1
8,630,000	(1)	Carlyle Global Market Strategies CLO Ltd. 2017-1A A1A, 3.769%, (US0003M + 1.300%), 04/20/2031	8,563,515	0.2
3,000,000	(1)	Carlyle Global Market Strategies CLO 2012-3A BR2 Ltd., 4.640%, (US0003M + 2.200%), 01/14/2032	2,941,299	0.1
4,530,000	(1)	Cedar Funding II CLO Ltd. 2013-1A CR, 5.117%, (US0003M + 2.350%), 06/09/2030	4,402,055	0.1
3,950,000	(1)	Cedar Funding IV CLO Ltd. 2014-4A CR, 4.727%, (US0003M + 2.250%), 07/23/2030	3,791,538	0.1
61,334		Chase Funding Trust Series 2002-4 2A1, 3.246%, (US0001M + 0.740%), 10/25/2032	61,035	0.0
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
106,708		Chase Funding Trust Series 2003-5 2A2, 3.106%, (US0001M + 0.600%), 07/25/2033	$103,766	0.0
3,750,000	(1)	CIFC Funding 2013-2A A1LR, 3.655%, (US0003M + 1.210%), 10/18/2030	3,698,092	0.1
2,766,000	(1)	Cole Park CLO Ltd. 2015-1A CR, 0.000%, (US0003M + 2.000%), 10/20/2028	2,698,692	0.1
376,257		Countrywide Asset-Backed Certificates 2006-26 2A3, 2.676%, (US0001M + 0.170%), 06/25/2037	375,530	0.0
7,093,143		Credit-Based Asset Servicing & Securitization LLC 2006-CB8 A2C, 2.656%, (US0001M + 0.150%), 10/25/2036	6,225,983	0.2
12,160,000	(1)	Dewolf Park Clo Ltd. 2017-1A A, 3.646%, (US0003M + 1.210%), 10/15/2030	12,020,233	0.3
7,790,000	(1)	Dryden 33 Senior Loan Fund 2014-33A AR, 3.866%, (US0003M + 1.430%), 10/15/2028	7,789,992	0.2
1,200,000	(1)	Dryden 55 CLO Ltd. 2018-55A A1, 3.456%, (US0003M + 1.020%), 04/15/2031	1,173,976	0.0
8,610,000	(1)	Dryden Senior Loan Fund 2017-47A A2, 3.786%, (US0003M + 1.350%), 04/15/2028	8,481,401	0.3
7,130,000	(1)	Dryden Senior Loan Fund 2017-47A C, 4.636%, (US0003M + 2.200%), 04/15/2028	6,899,145	0.2

See Accompanying Notes to Financial Statements
99

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
7,460,000	(1)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 3.816%, (US0003M + 1.200%), 08/15/2030	$7,374,053	0.2
3,662,325	(1)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	3,740,293	0.1
3,250,000	(1)	Flatiron CLO Ltd. 2013-1A A2R, 4.099%, (US0003M + 1.650%), 01/17/2026	3,245,278	0.1
4,770,000	(1)	Flatiron CLO Ltd. 2013-1A BR, 4.799%, (US0003M + 2.350%), 01/17/2026	4,769,480	0.1
4,250,000	(1)	Galaxy XIX CLO Ltd. 2015-19A A1R, 3.707%, (US0003M + 1.220%), 07/24/2030	4,220,356	0.1
2,100,000	(1)	Gilbert Park CLO Ltd. 2017-1A A, 3.626%, (US0003M + 1.190%), 10/15/2030	2,080,808	0.1
131,169		GSAMP Trust 2007-FM1 A2A, 2.576%, (US0001M + 0.070%), 12/25/2036	77,172	0.0
3,077,255	(1)	HERO Funding Trust 2015-2A A, 3.990%, 09/20/2040	3,179,284	0.1
4,300,000	(1)(7)	KKR CLO 21 A Ltd., 3.436%, (US0003M + 1.000%), 04/15/2031	4,179,127	0.1
10,000,000	(1)	LCM 26A A2 Ltd., 3.719%, (US0003M + 1.250%), 01/20/2031	9,759,030	0.3
1,308,000	(1)	LCM XIV L.P. 14A AR, 3.509%, (US0003M + 1.040%), 07/20/2031	1,279,847	0.0
2,400,000	(1)	LCM XVI L.P. 16A CR2, 4.555%, (US0003M + 2.150%), 10/15/2031	2,338,315	0.1
6,690,000	(1)	LCM XXIII Ltd. 23A A1, 3.869%, (US0003M + 1.400%), 10/20/2029	6,676,018	0.2
58,753		Long Beach Mortgage Loan Trust 2004-4 1A1, 3.066%, (US0001M + 0.560%), 10/25/2034	57,284	0.0
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
4,450,000	(1)	Madison Park Funding XI Ltd. 2013-11A CR, 4.677%, (US0003M + 2.200%), 07/23/2029	$4,335,564	0.1
2,120,000	(1)	Madison Park Funding XV Ltd. 2014-15A B1R, 4.709%, (US0003M + 2.200%), 01/27/2026	2,119,521	0.1
3,284,097	(1)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	3,327,804	0.1
1,500,000	(1)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	1,490,069	0.0
3,696,503	(1)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 06/22/2043	3,723,472	0.1
6,000,000	(1)	Octagon Investment Partners 28 Ltd. 2016-1A C1R, 5.180%, (US0003M + 2.250%), 10/24/2030	5,825,970	0.2
4,510,000	(1)	Octagon Investment Partners 30 Ltd. 2017-1A A1, 3.789%, (US0003M + 1.320%), 03/17/2030	4,473,857	0.1
3,000,000	(1)	Octagon Investment Partners Ltd. 2017-1A A2, 3.786%, (US0003M + 1.350%), 07/15/2029	2,939,784	0.1
2,250,000	(1)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 3.811%, (US0003M + 1.375%), 07/15/2029	2,207,569	0.1
1,430,000	(1)	Octagon Investment Partners XIX Ltd. 2014-1A CR, 4.536%, (US0003M + 2.100%), 04/15/2026	1,429,703	0.0
4,000,000	(1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 3.800%, (US0003M + 1.350%), 07/19/2030	3,919,456	0.1
4,250,000	(1)	Octagon Loan Funding Ltd. 2014-1A CRR, 4.840%, (US0003M + 2.200%), 11/18/2031	4,032,217	0.1

See Accompanying Notes to Financial Statements
100

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
7,070,000	(1)	OHA Loan Funding Ltd. 2015-1A AR, 4.026%, (US0003M + 1.410%), 08/15/2029	$7,069,809	0.2
7,900,000	(1)	OHA Loan Funding Ltd. 2015-1A BR, 4.416%, (US0003M + 1.800%), 08/15/2029	7,725,189	0.2
1,375,000	(1)	Palmer Square CLO 2015-2A A1AR Ltd., 3.739%, (US0003M + 1.270%), 07/20/2030	1,360,772	0.0
4,070,000	(1)	Palmer Square CLO 2015-2A A1BR Ltd., 3.819%, (US0003M + 1.350%), 07/20/2030	3,989,438	0.1
3,000,000	(1)	Palmer Square CLO 2018-1A A1 Ltd., 3.475%, (US0003M + 1.030%), 04/18/2031	2,928,282	0.1
5,700,000	(1)	Palmer Square Loan Funding 2017-1A C Ltd., 5.236%, (US0003M + 2.800%), 10/15/2025	5,502,472	0.2
2,000,000	(1)	Palmer Square Loan Funding 2018-1A C Ltd., 4.286%, (US0003M + 1.850%), 04/15/2026	1,883,396	0.1
900,000	(1)(7)	Palmer Square Loan Funding 2018-2A C Ltd., 4.386%, (US0003M + 1.950%), 07/15/2026	847,632	0.0
2,393,170		Park Place Securities, Inc. Asset-Backed Pass-Through Ctfs Ser 2005-WHQ1 M4, 3.586%, (US0001M + 1.080%), 03/25/2035	2,405,281	0.1
8,200,000	(1)	Progress Residential 2015-SFR2 E, 4.427%, 06/12/2032	8,207,900	0.2
4,375,000	(1)	Sofi Consumer Loan Program 2018-1 C Trust, 3.970%, 02/25/2027	4,335,432	0.1
1,500,000	(1)	Sofi Consumer Loan Program 2018-2 C Trust, 4.250%, 04/26/2027	1,510,815	0.1
3,200,000	(1)	Sofi Consumer Loan Program 2018-3 C Trust, 4.670%, 08/25/2027	3,270,484	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
1,163,291	(1)	Springleaf Funding Trust 2015-A A, 3.160%, 11/15/2024	$1,161,762	0.0
2,000,000	(1)(9)	Sunrun Athena Issuer 2018-1 A LLC, 5.310%, 04/30/2049	1,979,850	0.1
10,200,000	(1)	Symphony CLO Ltd. 2012-9A AR, 3.886%, (US0003M + 1.450%), 10/16/2028	10,200,082	0.3
4,200,000	(1)	Symphony CLO Ltd. 2016-18A B, 4.277%, (US0003M + 1.800%), 01/23/2028	4,188,332	0.1
3,930,000	(1)	Symphony CLO XIV Ltd. 2014-14A C1R, 4.936%, (US0003M + 2.500%), 07/14/2026	3,930,075	0.1
825,430	(1)	Taco Bell Funding LLC 2016-1A A2II, 4.377%, 05/25/2046	833,394	0.0
850,000	(1)	Taco Bell Funding LLC 2018-1A A2I, 4.318%, 11/25/2048	861,551	0.0
1,800,000	(1)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	1,831,825	0.1
5,500,000	(1)	TES LLC 2017-1A B, 7.740%, 10/20/2047	5,656,010	0.2
2,200,000	(1)	Thacher Park CLO Ltd. 2014-1A CR, 4.669%, (US0003M + 2.200%), 10/20/2026	2,154,132	0.1
2,400,000	(1)	THL Credit Wind River 2013-2A AR CLO Ltd., 3.675%, (US0003M + 1.230%), 10/18/2030	2,368,757	0.1
2,000,000	(1)	THL Credit Wind River 2015-1A C1 CLO Ltd., 4.608%, (US0003M + 2.150%), 10/20/2030	1,893,736	0.0
9,500,000	(1)	THL Credit Wind River 2016-2A A1R CLO Ltd., 3.733%, (US0003M + 1.190%), 11/01/2031	9,478,872	0.3
2,570,000	(1)	THL Credit Wind River 2017-1A C CLO Ltd., 4.745%, (US0003M + 2.300%), 04/18/2029	2,491,255	0.1

See Accompanying Notes to Financial Statements
101

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
1,500,000	(1)(4)	Towd Point Mortgage Trust 2017-3 M1, 3.500%, 07/25/2057	$1,453,741	0.0
6,300,000	(1)(4)	Towd Point Mortgage Trust 2017-6 M2, 3.250%, 10/25/2057	5,626,650	0.2
1,683,000	(1)	Wendys Funding LLC 2018-1A A2I, 3.573%, 03/15/2048	1,614,990	0.0
1,602,190		Other Securities	1,603,412	0.0
			342,104,076	9.7
		Student Loan Asset-Backed Securities: 0.7%
1,250,000	(1)	Commonbond Student Loan Trust 2017-BGS B, 3.260%, 09/25/2042	1,211,810	0.0
1,800,000	(1)	Commonbond Student Loan Trust 2018-BGS B, 3.990%, 09/25/2045	1,832,074	0.1
1,545,283	(1)	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/2031	1,535,165	0.0
2,203,402	(1)	DRB Prime Student Loan Trust 2015-D A2, 3.200%, 01/25/2040	2,204,994	0.1
620,925	(1)	Earnest Student Loan Program, LLC 2016-C B, 4.460%, 01/26/2037	628,916	0.0
750,000	(1)	Navient Private Education Loan Trust 2014-AA A3, 4.055%, (US0001M + 1.600%), 10/15/2031	774,571	0.0
2,000,000	(1)	Navient Private Education Refi Loan Trust 2018-A B, 3.680%, 02/18/2042	2,005,790	0.1
1,550,000	(1)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	1,473,040	0.1
1,500,000	(1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	1,427,743	0.0
223,798	(1)	SoFi Professional Loan Program 2015-C A2, 2.510%, 08/25/2033	220,682	0.0
2,500,000	(1)(4)	SoFi Professional Loan Program 2017-C B, 3.560%, 07/25/2040	2,475,479	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Student Loan Asset-Backed Securities (continued)
2,100,000	(1)	SoFi Professional Loan Program 2017-F BFX LLC, 3.620%, 01/25/2041	$2,066,566	0.0
2,200,000	(1)	Sofi Professional Loan Program 2018-A B LLC, 3.610%, 02/25/2042	2,208,558	0.1
5,000,000	(1)	Sofi Professional Loan Program 2018-B BFX Trust, 3.830%, 08/25/2047	5,059,851	0.1
1,000,000	(1)	Sofi Professional Loan Program 2018-D BFX Trust, 4.140%, 02/25/2048	1,031,407	0.0
			26,156,646	0.7
		Total Asset-Backed Securities (Cost $388,757,004)	385,794,652	10.9
COMMERCIAL MORTGAGE-BACKED SECURITIES: 4.3%
9,050,000		BANK 2017-BNK8 A4, 3.488%, 11/15/2050	8,980,559	0.3
4,130,000	(4)	BANK 2017-BNK8 B, 3.931%, 11/15/2050	4,115,767	0.1
41,477,599	(4)(5)	Barclays Commercial Mortgage Trust 2017- C1 XA, 1.513%, 02/15/2050	3,734,552	0.1
22,800,000	(1)(4)(5)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/2033	863,443	0.0
732,851	(1)(4)	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 M, 5.405%, 01/12/2041	731,524	0.0
1,350,000	(1)(4)	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 N, 5.405%, 01/12/2041	1,343,703	0.1
63,350,000	(4)(5)	Benchmark 2018-B8 XA Mortgage Trust, 0.669%, 01/15/2052	3,263,855	0.1
20,317,789	(4)(5)	CD 2016-CD1 Mortgage Trust XA, 1.425%, 08/10/2049	1,599,034	0.0

See Accompanying Notes to Financial Statements
102

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
3,570,000	(4)	Citigroup Commercial Mortgage Trust 2017- P8 C, 4.271%, 09/15/2050	$3,477,082	0.1
35,805,328	(4)(5)	Citigroup Commercial Mortgage Trust 2017- P8 XA, 0.927%, 09/15/2050	2,209,765	0.1
58,948,948	(4)(5)	Citigroup Commercial Mortgage Trust 2018- C5 XA, 0.603%, 06/10/2051	2,971,322	0.1
17,536,046	(4)(5)	COMM 2012-CR1 XA, 1.868%, 05/15/2045	893,881	0.0
14,672,667	(4)(5)	COMM 2012-CR2 XA, 1.651%, 08/15/2045	697,619	0.0
25,740,912	(4)(5)	COMM 2012-CR3 XA, 1.872%, 10/15/2045	1,449,983	0.1
65,166,000	(1)(4)(5)	COMM 2012-CR4 XB, 0.594%, 10/15/2045	1,407,918	0.0
21,285,545	(4)(5)	COMM 2012-CR5 XA, 1.547%, 12/10/2045	1,051,719	0.0
28,706,197	(1)(4)(5)	COMM 2012-LC4 XA, 2.108%, 12/10/2044	1,475,972	0.1
78,228,528	(4)(5)	COMM 2014-UBS2 XA, 1.609%, 03/10/2047	3,591,675	0.1
214,711,000	(1)(4)(5)	COMM 2014-UBS2 XB, 0.208%, 03/10/2047	1,545,554	0.1
910,000	(4)	COMM 2016-COR1 C, 4.392%, 10/10/2049	896,165	0.0
82,490,668	(4)(5)	COMM 2016-CR28 XA, 0.653%, 02/10/2049	2,920,368	0.1
25,315,201	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K006 BX1, 5.367%, 02/25/2020	1,396,161	0.0
20,760,000	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K008 X3, 5.278%, 08/25/2020	1,523,290	0.0
84,529,000	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K019 X3, 1.982%, 05/25/2040	4,961,024	0.1
36,470,000	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K020 X3, 1.873%, 05/25/2040	2,086,569	0.1
45,628,806	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K023 X1, 1.259%, 08/25/2022	1,736,372	0.1
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
22,000,000	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K028 X3, 1.662%, 06/25/2041	$1,385,901	0.0
27,650,000	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K029 X3, 1.594%, 05/25/2041	1,654,543	0.1
15,700,000	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K035 X3, 1.791%, 12/25/2041	1,195,547	0.0
31,440,000	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K040 X3, 2.036%, 11/25/2042	3,174,940	0.1
33,977,515	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K709 X1, 1.492%, 03/25/2019	97,539	0.0
41,001,767	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K711 X1, 1.668%, 07/25/2019	175,086	0.0
50,352,845	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K712 X1, 1.329%, 11/25/2019	338,880	0.0
103,874,135	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates KC01 X1, 0.707%, 12/25/2022	1,665,341	0.1
582,436,908	(1)(5)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/2044	1,330,694	0.0
2,920,000	(1)	GS Mortgage Securities Corp. II 2018-RIVR E, 4.005%, (US0001M + 1.550%), 07/15/2035	2,847,612	0.1
3,000,000	(1)	GS Mortgage Securities Corp. Trust 2018-LUAU D, 4.455%, (US0001M + 2.000%), 11/15/2032	2,964,464	0.1
3,000,000	(1)	GS Mortgage Securities Corp. Trust 2018-LUAU E, 5.005%, (US0001M + 2.550%), 11/15/2032	2,968,351	0.1
7,600,000	(1)(4)	GS Mortgage Securities Trust 2010-C2 D, 5.181%, 12/10/2043	7,686,819	0.2

See Accompanying Notes to Financial Statements
103

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
4,400,000	(1)(4)	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/2043	$4,093,501	0.1
31,924,133	(4)(5)	GS Mortgage Securities Trust 2012-GCJ7 XA, 2.210%, 05/10/2045	1,277,428	0.0
11,675,227	(4)(5)	GS Mortgage Securities Trust 2013-GC16 XA, 1.045%, 11/10/2046	486,709	0.0
47,920,755	(4)(5)	GS Mortgage Securities Trust 2014-GC22 XA, 0.990%, 06/10/2047	1,776,940	0.0
1,968,000	(4)	GS Mortgage Securities Trust 2015-FRR1 K3B, 3.433%, 06/27/2041	1,955,798	0.1
86,176	(1)(4)	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-C2 H, 5.762%, 05/15/2041	85,931	0.0
23,450,000	(1)(4)(5)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.327%, 12/15/2047	294,401	0.0
139,422	(1)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2003-CB6 H, 5.379%, 07/12/2037	138,945	0.0
3,154,135	(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.354%, 06/12/2041	3,174,841	0.1
32,130,165	(4)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 2.066%, 06/15/2045	1,091,362	0.0
2,600,000	(1)(4)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.199%, 11/15/2045	2,582,860	0.1
29,186,544	(4)(5)	JPMBB Commercial Mortgage Securities Trust 2014-C26 XA, 1.088%, 01/15/2048	1,138,675	0.0
2,599,496	(4)(5)	JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 1.117%, 10/15/2048	109,246	0.0
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
20,070,874	(4)(5)	JPMCC Commercial Mortgage Securities Trust 2017-JP6 XA, 1.318%, 07/15/2050	$1,277,752	0.1
1,842,433	(1)(4)	LB-UBS Commercial Mortgage Trust 2005- C1 H, 5.769%, 02/15/2040	1,839,512	0.0
2,600,000	(1)(4)	LB-UBS Commercial Mortgage Trust 2005- C5 G, 5.350%, 09/15/2040	2,652,495	0.1
2,120,112	(1)(4)(5)	LB-UBS Commercial Mortgage Trust 2006- C7 XCL, 0.731%, 11/15/2038	2,373	0.0
11,076,672	(1)(4)(5)	LB-UBS Commercial Mortgage Trust 2006- C7 XW, 0.731%, 11/15/2038	12,311	0.0
1,000,000	(1)(4)	Morgan Stanley Capital I Trust 2005-T19 G, 5.610%, 06/12/2047	1,009,368	0.0
2,375,000	(1)(4)	Morgan Stanley Capital I Trust 2011-C1 D, 5.375%, 09/15/2047	2,458,049	0.1
3,325,000	(1)(4)	Morgan Stanley Capital I Trust 2011-C1 E, 5.375%, 09/15/2047	3,440,827	0.1
200,570	(1)	Morgan Stanley Reremic Trust 2012- XA B, 0.250%, 07/27/2049	198,819	0.0
79,441,922	(4)(5)	UBS Commercial Mortgage Trust 2017-C5, 1.027%, 11/15/2050	4,972,302	0.2
24,473,408	(1)(4)(5)	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA, 1.836%, 08/10/2049	1,384,267	0.0
31,273,788	(4)(5)	Wells Fargo Commercial Mortgage Trust 2014-LC18 XA, 1.091%, 12/15/2047	1,459,176	0.0
21,057,143	(1)(4)(5)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.836%, 08/15/2045	1,097,174	0.0

See Accompanying Notes to Financial Statements
104

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
9,020,000	(1)(4)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.266%, 03/15/2045	$7,292,008	0.2
10,638,072	(1)(4)	WFRBS Commercial Mortgage Trust 2013-C11 G, 4.266%, 03/15/2045	5,122,451	0.2
56,852,178	(1)(4)(5)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.276%, 03/15/2048	2,392,885	0.1
7,640,241		Other Securities	7,739,317	0.2
		Total Commercial Mortgage-Backed Securities (Cost $152,408,332)	150,968,316	4.3

Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: 18.4%
		Affiliated Investment Companies: 18.4%
9,330,089		Voya Emerging Markets Corporate Debt Fund - Class P	87,796,139	2.5
14,503,376		Voya Emerging Markets Hard Currency Debt Fund - Class P	130,530,387	3.7
7,647,104		Voya Emerging Markets Local Currency Debt Fund - Class P	52,688,549	1.5
2,552,960		Voya Floating Rate Fund - Class P	23,997,829	0.7
14,660,957		Voya High Yield Bond Fund - Class P	108,637,692	3.0
13,447,966		Voya Investment Grade Credit Fund - Class P	137,303,735	3.9
10,817,078		Voya Securitized Credit Fund - Class P	109,252,491	3.1
		Total Mutual Funds (Cost $699,183,304)	650,206,822	18.4
PREFERRED STOCK: 0.1%
		Utilities: 0.1%
70,602	(10)	Other Securities	1,284,250	0.1
		Total Preferred Stock (Cost $1,765,050)	1,284,250	0.1
		Total Long-Term Investments (Cost $3,756,296,617)	3,677,687,131	104.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.4%
	Commercial Paper: 0.8%
26,000,000	Sysco Corp., 0.300%, 01/02/2019 (Cost $25,998,194)	$25,999,634	0.8
	Securities Lending Collateral(11): 2.3%
6,871,346	Bank of Nova Scotia, Repurchase Agreement dated 12/31/18, 2.97%, due 01/02/19 (Repurchase Amount $6,872,464, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.750%-5.000%, Market Value plus accrued interest $7,009,930, due 11/15/23-05/15/58)	6,871,346	0.2
75,000,000	NBC Global Finance Ltd., Repurchase Agreement dated 12/31/18, 2.55%, due 01/02/19 (Repurchase Amount $75,010,479, collateralized by various U.S. Government Securities, 0.000%-4.625%, Market Value plus accrued interest $76,499,801, due 04/15/20-09/09/49)	75,000,000	2.1
		81,871,346	2.3
Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.3%
10,361,000	(12)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340% (Cost $10,361,000)	10,361,000	0.3
		Total Short-Term Investments (Cost $118,230,540)	118,231,980	3.4
		Total Investments in Securities (Cost $3,874,527,157)	$3,795,919,111	107.6
		Liabilities in Excess of Other Assets	(266,945,147)	(7.6)
		Net Assets	$3,528,973,964	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.

See Accompanying Notes to Financial Statements
105

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
The grouping contains securities on loan.

(4)
Variable rate security. Rate shown is the rate in effect as of December 31, 2018.

(5)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(6)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(7)
Settlement is on a when-issued or delayed-delivery basis.

(8)
Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of December 31, 2018.

(9)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(10)
The grouping contains non-income producing securities.

(11)
Represents securities purchased with cash collateral received for securities on loan.

(12)
Rate shown is the 7-day yield as of December 31, 2018.

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
COF 11	11th District Costs of Funds
H15T1Y	U.S. Treasury 1-Year Constant Maturity
PRIME	Federal Reserve Bank Prime Loan Rate
US0001M	1-month LIBOR
US0003M	3-month LIBOR
US0006M	6-month LIBOR
US0012M	12-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Mutual Funds	$650,206,822	$—	$—	$650,206,822
Preferred Stock	1,284,250	—	—	1,284,250
Corporate Bonds/Notes	—	1,033,883,350	—	1,033,883,350
Collateralized Mortgage Obligations	—	542,058,107	—	542,058,107
Municipal Bonds	—	2,069,896	—	2,069,896
Convertible Bonds/Notes	—	2,428,931	—	2,428,931
U.S. Treasury Obligations	—	150,426,229	—	150,426,229
Commercial Mortgage-Backed Securities	—	150,968,316	—	150,968,316
U.S. Government Agency Obligations	—	752,240,605	—	752,240,605
Foreign Government Bonds	—	6,325,973	—	6,325,973
Asset-Backed Securities	—	383,814,802	1,979,850	385,794,652
Short-Term Investments	10,361,000	107,870,980	—	118,231,980
Total Investments, at fair value	$661,852,072	$3,132,087,189	$1,979,850	$3,795,919,111
Other Financial Instruments+
Centrally Cleared Swaps	—	8,897,726	—	8,897,726
Forward Foreign Currency Contracts	—	1,867,886	—	1,867,886
Forward Premium Swaptions	—	2,843,470	—	2,843,470
Futures	12,372,685	—	—	12,372,685
Total Assets	$674,224,757	$3,145,696,271	$1,979,850	$3,821,900,878
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(11,710,679)	$—	$(11,710,679)
Forward Foreign Currency Contracts	—	(2,154,017)	—	(2,154,017)
Futures	(6,700,409)	—	—	(6,700,409)
Total Liabilities	$(6,700,409)	$(13,864,696)	$—	$(20,565,105)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
106

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2018, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/17	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2018	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Corporate Debt Fund - Class P	$90,929,629	$4,572,737	$(1,575,629)	$(6,130,598)	$87,796,139	$4,572,841	$(75,630)	$—
Voya Emerging Markets Hard Currency Debt Fund - Class P	140,636,301	6,852,392	(3,775,270)	(13,183,036)	130,530,387	6,852,547	(275,270)	—
Voya Emerging Markets Local Currency Debt Fund - Class P	67,807,597	796,018	(13,808,181)	(2,106,885)	52,688,549	796,067	(3,808,180)	—
Voya Floating Rate Fund Class P	23,828,877	1,220,650	—	(1,051,698)	23,997,829	1,226,485	—	—
Voya High Yield Bond Fund - Class P	126,260,947	7,032,209	(15,414,649)	(9,240,815)	108,637,692	7,032,409	(414,649)	—
Voya Investment Grade Credit Fund Class P	141,136,923	5,938,781	—	(9,771,969)	137,303,735	5,398,232	—	539,292
Voya Securitized Credit Fund Class P	135,179,121	6,977,708	(29,286,717)	(3,617,621)	109,252,491	6,851,764	713,281	125,811
	$725,779,395	$33,390,495	$(63,860,446)	$(45,102,622)	$650,206,822	$32,730,345	$(3,860,448)	$665,103

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2018, the following forward foreign currency contracts were outstanding for Voya Intermediate Bond Portfolio:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MYR 13,034,344	USD 3,120,205	Barclays Bank PLC	01/11/19	$34,859
CLP 979,129,085	USD 1,427,906	Barclays Bank PLC	01/11/19	(16,704)
USD 294,227	ILS 1,104,142	Barclays Bank PLC	01/11/19	(1,263)
ILS 12,420,703	USD 3,436,500	Barclays Bank PLC	01/11/19	(112,466)
USD 2,894,000	CLP 1,977,354,440	Barclays Bank PLC	01/11/19	44,075
USD 362,000	MXN 6,918,482	Barclays Bank PLC	01/11/19	10,419
USD 1,085,000	ILS 3,931,978	Barclays Bank PLC	01/11/19	32,722
USD 2,894,000	CLP 1,983,981,700	Barclays Bank PLC	01/11/19	34,523
USD 4,649,920	IDR 70,571,371,417	Barclays Bank PLC	01/11/19	(250,274)
USD 4,079,709	COP 12,249,653,781	Barclays Bank PLC	01/11/19	309,315
USD 3,150,675	MYR 13,034,344	Barclays Bank PLC	01/11/19	(4,389)
ILS 1,104,142	USD 296,164	Barclays Bank PLC	04/05/19	1,262
USD 1,428,656	CLP 979,129,085	Barclays Bank PLC	04/05/19	16,662
USD 3,115,730	MYR 13,034,344	Barclays Bank PLC	04/05/19	(41,696)
ZAR 5,165,280	USD 358,000	BNP Paribas	01/11/19	646
USD 5,482,000	ILS 19,812,638	BNP Paribas	01/11/19	179,733
PLN 17,315,757	USD 4,626,490	Citibank N.A.	01/11/19	1,223
RON 6,576,921	USD 1,616,666	Citibank N.A.	01/11/19	2,179
USD 3,809	RON 15,618	Citibank N.A.	01/11/19	(35)
CZK 16,000,885	USD 724,000	Citibank N.A.	01/11/19	(11,444)
PLN 2,706,689	USD 717,000	Citibank N.A.	01/11/19	6,375
COP 12,249,653,781	USD 3,785,256	Citibank N.A.	01/11/19	(14,862)
CZK 45,832,893	USD 2,040,975	Citibank N.A.	01/11/19	69
See Accompanying Notes to Financial Statements
107

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
THB 141,972,571	USD 4,349,611	Citibank N.A.	01/11/19	11,208
TRY 13,992,215	USD 2,627,972	Citibank N.A.	01/11/19	3,140
PEN 4,064,203	USD 1,217,702	Citibank N.A.	01/11/19	(11,552)
USD 356,000	TRY 1,918,819	Citibank N.A.	01/11/19	(4,817)
ZAR 66,953,716	USD 4,703,909	Citibank N.A.	01/11/19	(55,046)
RUB 47,855,531	USD 724,000	Citibank N.A.	01/11/19	(37,985)
USD 712,000	ZAR 9,931,290	Citibank N.A.	01/11/19	22,431
BRL 1,384,484	USD 356,000	Citibank N.A.	01/11/19	1,045
USD 2,171,000	TRY 13,250,114	Citibank N.A.	01/11/19	(320,567)
USD 1,659,283	RON 6,561,303	Citibank N.A.	01/11/19	44,283
USD 4,399,311	PLN 15,992,390	Citibank N.A.	01/11/19	125,274
USD 3,655,000	CZK 80,693,482	Citibank N.A.	01/11/19	61,534
SGD 1,301,141	USD 955,676	Citibank N.A.	01/11/19	(856)
USD 3,772,525	COP 12,249,653,781	Citibank N.A.	04/05/19	17,002
USD 4,359,038	THB 141,972,571	Citibank N.A.	04/05/19	(13,355)
USD 2,513,113	TRY 13,992,215	Citibank N.A.	04/05/19	(5,745)
USD 1,214,137	PEN 4,064,203	Citibank N.A.	04/05/19	11,271
USD 4,655,469	ZAR 66,953,716	Citibank N.A.	04/05/19	53,355
USD 1,613,770	RON 6,576,921	Citibank N.A.	04/05/19	(2,499)
USD 4,636,847	PLN 17,315,757	Citibank N.A.	04/05/19	(687)
USD 2,045,644	CZK 45,832,893	Citibank N.A.	04/05/19	(334)
HUF 609,258,453	USD 2,173,608	Goldman Sachs International	01/11/19	1,994
USD 168,848	PHP 8,964,290	Goldman Sachs International	01/11/19	(1,677)
RUB 244,933,103	USD 3,609,774	Goldman Sachs International	01/11/19	(98,627)
USD 1,506,603	HUF 409,450,381	Goldman Sachs International	01/11/19	44,496
MXN 100,698,704	USD 5,052,888	Goldman Sachs International	01/11/19	64,385
USD 712,000	PLN 2,692,384	Goldman Sachs International	01/11/19	(7,552)
TRY 10,191,294	USD 1,792,000	Goldman Sachs International	01/11/19	124,383
ILS 12,428,054	USD 3,436,500	Goldman Sachs International	01/11/19	(110,498)
BRL 20,220,036	USD 5,264,264	Goldman Sachs International	01/11/19	(49,708)
USD 1,068,000	RUB 72,007,609	Goldman Sachs International	01/11/19	35,762
PHP 8,964,291	USD 163,373	Goldman Sachs International	01/11/19	7,151
CLP 2,015,061,195	USD 3,030,696	Goldman Sachs International	01/11/19	(126,424)
CZK 18,859,703	USD 875,568	Goldman Sachs International	01/11/19	(35,702)
USD 3,314,221	RUB 220,781,025	Goldman Sachs International	01/11/19	149,298
USD 4,955,799	BRL 20,250,882	Goldman Sachs International	01/11/19	(266,712)
USD 4,308,961	ZAR 62,187,707	Goldman Sachs International	01/11/19	(8,979)
USD 1,354,882	TRY 9,014,575	Goldman Sachs International	01/11/19	(340,229)
USD 4,986,688	MXN 100,698,704	Goldman Sachs International	04/05/19	(63,205)
USD 2,185,534	HUF 609,258,453	Goldman Sachs International	04/05/19	(2,958)
USD 3,571,919	RUB 244,933,103	Goldman Sachs International	04/05/19	99,022
PHP 8,964,291	USD 167,773	Goldman Sachs International	04/05/19	2,092
USD 5,230,627	BRL 20,220,036	Goldman Sachs International	04/05/19	49,044
USD 949,815	SGD 1,301,141	HSBC Bank USA N.A.	01/11/19	(5,006)
IDR 70,571,371,417	USD 4,852,934	HSBC Bank USA N.A.	01/11/19	47,259
USD 724,000	HUF 199,808,072	HSBC Bank USA N.A.	01/11/19	10,505
USD 362,000	PLN 1,337,672	HSBC Bank USA N.A.	01/11/19	4,501
USD 4,395,313	THB 141,972,571	HSBC Bank USA N.A.	01/11/19	34,494
USD 4,506,879	MXN 86,290,245	HSBC Bank USA N.A.	01/11/19	121,810
USD 4,807,969	IDR 70,571,371,417	HSBC Bank USA N.A.	03/22/19	(41,272)
See Accompanying Notes to Financial Statements
108

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SGD 1,301,141	USD 951,851	HSBC Bank USA N.A.	04/05/19	4,864
USD 712,000	MXN 14,715,788	JPMorgan Chase Bank N.A.	01/11/19	(35,822)
CLP 967,145,860	USD 1,447,000	JPMorgan Chase Bank N.A.	01/11/19	(53,070)
USD 362,000	BRL 1,353,637	JPMorgan Chase Bank N.A.	01/11/19	12,910
USD 1,226,263	PEN 4,064,203	JPMorgan Chase Bank N.A.	01/11/19	20,112
MXN 7,225,811	USD 358,000	The Bank of New York Mellon	01/11/19	9,199
				$(286,131)

At December 31, 2018, the following futures contracts were outstanding for Voya Intermediate Bond Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 10-Year Note	1,760	03/20/19	$214,747,500	$4,399,034
U.S. Treasury 2-Year Note	230	03/29/19	48,831,875	330,284
U.S. Treasury Long Bond	234	03/20/19	34,164,000	1,136,234
U.S. Treasury Ultra Long Bond	807	03/20/19	129,649,594	6,507,133
			$427,392,969	$12,372,685
Short Contracts
U.S. Treasury 5-Year Note	(426)	03/29/19	(48,856,875)	(687,052)
U.S. Treasury Ultra 10-Year Note	(1,430)	03/20/19	(186,011,719)	(6,013,357)
			$(234,868,594)	$(6,700,409)

At December 31, 2018, the following centrally cleared credit default swaps were outstanding for Voya Intermediate Bond Portfolio:
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
iTraxx Europe Crossover, Series 30, Version 1	Buy	(5.000)	12/20/23	EUR 81,523,769	$(5,930,436)	$(166,210)
					$(5,930,436)	$(166,210)

Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(5)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Financing Rate (%)(6)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 31, Version 1	Sell	5.000	12/20/23	USD 69,400,000	$1,383,350	$(1,345,180)
					$1,383,350	$(1,345,180)

Centrally Cleared Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(5)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Financing Rate (%)(6)	Termination Date	Implied Credit Spread at 12/31/18 (%)(7)	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway Inc 2.750%, due 3/15/2023	Sell	1.000	12/20/23	0.890	USD 6,920,000	$41,215	$(68,417)
						$41,215	$(68,417)

(1)
If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes to Financial Statements
109

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

(2)
Payments made quarterly.

(3)
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(5)
If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(6)
Payments received quarterly.

(7)
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

At December 31, 2018, the following centrally cleared interest rate swaps were outstanding for Voya Intermediate Bond Portfolio:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	3-month USD-LIBOR	Quarterly	1.460%	Semi-Annual	10/13/20	USD 225,664,000	$(4,776,394)	$(4,776,394)
Pay	3-month USD-LIBOR	Quarterly	2.372	Semi-Annual	10/13/30	USD 50,908,000	(2,137,217)	(2,137,217)
Pay	3-month USD-LIBOR	Quarterly	2.510	Semi-Annual	10/13/35	USD 29,003,000	(1,351,809)	(1,351,809)
Pay	3-month USD-LIBOR	Quarterly	2.593	Semi-Annual	10/13/40	USD 40,443,000	(1,865,452)	(1,865,452)
Receive	3-month USD-LIBOR	Quarterly	1.668	Semi-Annual	10/30/19	USD 444,148,000	3,900,845	3,900,845
Receive	3-month USD-LIBOR	Quarterly	1.780	Semi-Annual	10/13/22	USD 112,415,000	3,231,821	3,231,821
Receive	3-month USD-LIBOR	Quarterly	2.619	Semi-Annual	10/13/45	USD 35,916,000	1,765,060	1,765,060
							$(1,233,146)	$(1,233,146)

At December 31, 2018, the following over-the-counter forward premium swaptions were outstanding for Voya Intermediate Bond Portfolio:
Description	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premium receivable/ (payable) at expiration(1)	Unrealized Appreciation/ (Depreciation)
Call on 5-year Interest Rate Swap (Purchased)	Bank of America N.A.	0.000%	Receive	3-month USD-LIBOR	02/20/19	USD 88,010,000	$(4,708,535)	$461,527
Call on 5-Year Interest Rate Swap (Purchased)	Barclays Bank PLC	0.000%	Receive	3-month USD-LIBOR	04/25/19	USD 125,038,000	(6,611,384)	744,845
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	0.000%	Receive	3-month USD-LIBOR	02/13/19	USD 88,010,000	(4,770,142)	398,117
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	0.000%	Receive	3-month USD-LIBOR	03/06/19	USD 88,010,000	(4,715,136)	455,840
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	0.000%	Receive	3-month USD-LIBOR	04/25/19	USD 138,992,000	(7,394,374)	783,141
							$(28,199,571)	$2,843,470

(1)
Forward premium swaptions include premiums receivable/(payable) that have extended settlement dates. Premiums are not exchanged until the expiration date of each respective swaption contract.

See Accompanying Notes to Financial Statements
110

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Currency Abbreviations
BRL – Brazilian Real
CLP – Chilean Peso
COP – Colombian Peso
CZK – Czech Koruna
EUR – EU Euro
HUF – Hungarian Forint
IDR – Indonesian Rupiah
ILS – Israeli New Shekel
MXN – Mexican Peso
MYR – Malaysian Ringgit
PEN – Peruvian Nuevo Sol
PHP – Philippine Peso
PLN – Polish Zloty
RON – Romanian New Leu
RUB – Russian Ruble
SGD – Singapore Dollar
THB – Thai Baht
TRY – Turkish Lira
USD – United States Dollar
ZAR – South African Rand
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$1,867,886
Interest rate contracts	Net Assets — Unrealized appreciation*	12,372,685
Interest rate contracts	Net Assets — Unrealized appreciation**	8,897,726
Interest rate contracts	Net Assets — Unrealized appreciation***	2,843,470
Total Asset Derivatives		$25,981,767
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$2,154,017
Interest rate contracts	Net Assets — Unrealized depreciation*	6,700,409
Credit contracts	Net Assets — Unrealized depreciation**	1,579,807
Interest rate contracts	Net Assets — Unrealized depreciation**	10,130,872
Total Liability Derivatives		$20,565,105

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

**
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

***
Includes cumulative appreciation/depreciation of forward premium swaptions as reported in the following the Portfolio of Investments.

See Accompanying Notes to Financial Statements
111

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts**	Futures	Swaps	Total
Credit contracts	$—	$—	$4,006,540	$4,006,540
Equity contracts	—	(467,675)	—	(467,675)
Foreign exchange contracts	9,494,057	—	—	9,494,057
Interest rate contracts	—	(8,792,726)	1,117,746	(7,674,980)
Total	$9,494,057	$(9,260,401)	$5,124,286	$5,357,942

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts**	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$(1,609,765)	$(1,609,765)
Foreign exchange contracts	—	434,505	—	—	434,505
Interest rate contracts	2,843,470	—	5,948,638	(1,438,424)	7,353,684
Total	$2,843,470	$434,505	$5,948,638	$(3,048,189)	$6,178,424

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2018:
	Bank of America N.A.	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$—	$483,837	$180,379	$360,389	$577,627	$223,433	$33,022	$—	$9,199	$1,867,886
Forward premium swaptions	461,527	744,845	—	—	—	—	—	1,637,098	—	2,843,470
Total Assets	$461,527	$1,228,682	$180,379	$360,389	$577,627	$223,433	$33,022	$1,637,098	$9,199	$4,711,356
Liabilities:
Forward foreign currency contracts	$—	$426,792	$—	$479,784	$1,112,271	$46,278	$88,892	$—	$—	$2,154,017
Total Liabilities	$—	$426,792	$—	$479,784	$1,112,271	$46,278	$88,892	$—	$—	$2,154,017
Net OTC derivative instruments by counterparty, at fair value	$461,527	$801,890	$180,379	$(119,395)	$(534,644)	$177,155	$(55,870)	$1,637,098	$9,199	$2,557,339
Total collateral pledged by the Portfolio/(Received from counterparty)	$(430,000)	$(749,000)	$—	$—	$530,000	$(177,155)	$—	$(1,140,000)	$—	$(1,966,155)
Net Exposure(1)(2)	$31,527	$52,890	$180,379	$(119,395)	$(4,644)	$—	$(55,870)	$497,098	$9,199	$591,184

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At December 31, 2018, the Portfolio had received $430,000 in cash collateral from HSBC Bank USA N.A. Excess cash collateral is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements
112

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $3,887,253,960.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$48,198,984
Gross Unrealized Depreciation	(137,004,300)
Net Unrealized Depreciation	$(88,805,316)

See Accompanying Notes to Financial Statements
113

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.9%
		Communication Services: 1.6%
555,554	(1)	Vonage Holdings Corp.	$4,849,986	0.9
241,002	(2)	Other Securities	3,552,370	0.7
			8,402,356	1.6
		Consumer Discretionary: 8.2%
55,112		Childrens Place, Inc./The	4,965,040	0.9
1,695,435	(2)	Other Securities	38,323,377	7.3
			43,288,417	8.2
		Consumer Staples: 2.2%
175,050	(1)	Performance Food Group Co.	5,648,864	1.0
395,509	(2)	Other Securities	6,221,284	1.2
			11,870,148	2.2
		Energy: 2.4%
1,679,080	(2)	Other Securities	12,464,350	2.4
		Financials: 21.7%
250,276		CenterState Bank Corp.	5,265,807	1.0
46,237		Hanover Insurance Group, Inc.	5,399,095	1.0
125,994		Houlihan Lokey, Inc.	4,636,579	0.9
111,722	(3)	Independent Bank Group, Inc.	5,113,516	1.0
83,214		Kemper Corp.	5,523,745	1.0
145,607		MB Financial, Inc.	5,770,406	1.1
372,614		Redwood Trust, Inc.	5,615,293	1.1
98,551		Selective Insurance Group	6,005,698	1.1
211,487		Simmons First National Corp.	5,103,181	1.0
130,565		Stifel Financial Corp.	5,408,002	1.0
193,538		Union Bankshares Corp.	5,463,578	1.0
123,847		WSFS Financial Corp.	4,695,040	0.9
2,280,744	(2)	Other Securities	50,753,381	9.6
			114,753,321	21.7
		Health Care: 11.8%
87,314	(1)	AMN Healthcare Services, Inc.	4,947,211	0.9
55,766		Hill-Rom Holdings, Inc.	4,938,079	0.9
82,818	(1)	Medidata Solutions, Inc.	5,583,590	1.1
192,716	(1)(3)	Wright Medical Group NV	5,245,729	1.0
1,767,396	(2)(4)	Other Securities	41,387,388	7.9
			62,101,997	11.8
		Industrials: 16.6%
129,447	(1)	Atlas Air Worldwide Holdings, Inc.	5,461,369	1.1
112,625		Barnes Group, Inc.	6,038,952	1.2
51,223		Curtiss-Wright Corp.	5,230,893	1.0
89,792		EMCOR Group, Inc.	5,359,684	1.0
121,992	(3)	Healthcare Services Group, Inc.	4,901,639	0.9
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
91,760		ICF International, Inc.	$5,944,213	1.1
74,566		Regal Beloit Corp.	5,223,348	1.0
105,002		Tetra Tech, Inc.	5,435,954	1.0
206,920		Universal Forest Products, Inc.	5,371,643	1.0
83,908		Watts Water Technologies, Inc.	5,414,583	1.0
165,276		Werner Enterprises, Inc.	4,882,253	0.9
84,496		Woodward, Inc.	6,277,208	1.2
800,293	(2)	Other Securities	21,977,138	4.2
			87,518,877	16.6
		Information Technology: 15.6%
242,180	(1)	ACI Worldwide, Inc.	6,701,121	1.3
44,162	(1)	CACI International, Inc.	6,360,653	1.2
204,547		Entegris, Inc.	5,705,839	1.1
93,099	(1)	ExlService Holdings, Inc.	4,898,869	0.9
103,512		j2 Global, Inc.	7,181,662	1.4
101,170		Mantech International Corp.	5,290,685	1.0
105,509	(1)	Plexus Corp.	5,389,400	1.0
66,424		SYNNEX Corp.	5,369,716	1.0
1,520,880	(2)	Other Securities	35,433,551	6.7
			82,331,496	15.6
		Materials: 3.9%
90,880		Minerals Technologies, Inc.	4,665,779	0.9
172,631		PolyOne Corp.	4,937,247	0.9
453,891		Other Securities	11,108,585	2.1
			20,711,611	3.9
		Real Estate: 7.7%
848,587		Cousins Properties, Inc.	6,703,837	1.3
333,968		Easterly Government Properties, Inc.	5,236,618	1.0
404,109		Essential Properties Realty Trust, Inc.	5,592,869	1.1
218,753		First Industrial Realty Trust, Inc.	6,313,212	1.2
335,977		Physicians Realty Trust	5,385,711	1.0
515,022		Other Securities	11,328,401	2.1
			40,560,648	7.7
		Utilities: 4.2%
77,333		Black Hills Corp.	4,854,966	0.9
70,803		Idacorp, Inc.	6,588,927	1.3
109,166		Portland General Electric Co.	5,005,261	0.9
105,328		Other Securities	5,856,456	1.1
			22,305,610	4.2
		Total Common Stock (Cost $573,930,652)	506,308,831	95.9

See Accompanying Notes to Financial Statements
114

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2018 (continued)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 1.5%
58,049	iShares Russell 2000 ETF	$7,772,761	1.5
	Total Exchange-Traded Funds (Cost $8,094,119)	7,772,761	1.5
	Total Long-Term Investments (Cost $582,024,771)	514,081,592	97.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.7%
	Securities Lending Collateral(5): 1.8%
2,211,932	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $2,212,338, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $2,256,171, due 01/25/19-10/20/68)	2,211,932	0.4
2,211,932	Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $2,212,302, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $2,256,171, due 01/25/19-02/01/49)	2,211,932	0.5
463,670	Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.92%, due 01/02/19 (Repurchase Amount $463,744, collateralized by various U.S. Government Securities, 1.875%-2.625%, Market Value plus accrued interest $472,944, due 02/29/24- 09/09/49)	463,670	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(5) (continued)
2,211,932	Nomura Securities, Repurchase Agreement dated 12/31/18, 3.00%, due 01/02/19 (Repurchase Amount $2,212,296, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $2,256,171, due 01/03/19-11/20/68)	$2,211,932	0.4
2,211,932	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $2,212,298, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $2,256,171, due 10/01/25-10/20/48)	2,211,932	0.4
		9,311,398	1.8
Shares			Value	Percentage of Net Assets
		Mutual Funds: 2.9%
15,568,000	(6)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340% (Cost $15,568,000)	15,568,000	2.9
		Total Short-Term Investments (Cost $24,879,398)	24,879,398	4.7
		Total Investments in Securities (Cost $606,904,169)	$538,960,990	102.1
		Liabilities in Excess of Other Assets	(11,260,919)	(2.1)
		Net Assets	$527,700,071	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.

See Accompanying Notes to Financial Statements
115

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2018 (continued)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
Security, or a portion of the security, is on loan.

(4)
The grouping contains securities on loan.

(5)
Represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of December 31, 2018.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock*	$506,308,831	$—	$—	$506,308,831
Exchange-Traded Funds	7,772,761	—	—	7,772,761
Short-Term Investments	15,568,000	9,311,398	—	24,879,398
Total Investments, at fair value	$529,649,592	$9,311,398	$—	$538,960,990

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $617,907,185.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$13,343,125
Gross Unrealized Depreciation	(92,289,320)
Net Unrealized Depreciation	$(78,946,195)

See Accompanying Notes to Financial Statements
116

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2018 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Balanced Portfolio
Class I	NII	$0.3634
Class S	NII	$0.3147
All Classes	STCG	$0.3510
All Classes	LTCG	$0.8505
Voya Global Equity Portfolio
Class ADV	NII	$0.4010
Class I	NII	$0.5653
Class S	NII	$0.4824
Class S2	NII	$0.4280
Class T	NII	$0.3672
All Classes	LTCG	$0.0093
Voya Government Money Market Portfolio
Class I	NII	$0.0153
All Classes	STCG	$0.0002
Voya Growth and Income Portfolio
Class ADV	NII	$0.3928
Class I	NII	$0.5316
Portfolio Name	Type	Per Share Amount
Voya Growth and Income Portfolio (continued)
Class S	NII	$0.4537
Class S2	NII	$0.4200
All Classes	STCG	$0.5311
All Classes	LTCG	$2.2222
Voya Intermediate Bond Portfolio
Class ADV	NII	$0.3903
Class I	NII	$0.4565
Class S	NII	$0.4226
Class S2	NII	$0.4027
Voya Small Company Portfolio
Class ADV	NII	$0.0228
Class I	NII	$0.1131
Class R6	NII	$0.1131
Class S	NII	$0.0491
All Classes	STCG	$0.4900
All Classes	LTCG	$2.7829

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended December 31, 2018, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Balanced Portfolio	17.92%
Voya Global Equity Portfolio	54.26%
Voya Growth and Income Portfolio	66.68%
Voya Small Company Portfolio	35.45%
For the year ended December 31, 2018, 75.51% of ordinary income dividends paid by Voya Growth and Income Portfolio are designated as qualified dividend income (QDI) subject to reduced income tax rates for individuals.
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Balanced Portfolio	$20,934,183
Voya Global Equity Portfolio	$530,377
Voya Growth and Income Portfolio	$242,540,234
Voya Small Company Portfolio	$83,521,566
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
117

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of each Company/Trust are managed under the direction of the Board. A Director/Trustee, who is not an interested person of the Company/Trust, as defined in the 1940 Act, is an independent director/trustee (“Independent Director/Trustee”). The Directors/Trustees and Officers of the Company/Trust are listed below. The Statement of Additional Information includes additional information about Directors/Trustees of the Company/Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director/ Trustee(2)	Other Board Positions Held by Director/Trustee
Independent Directors/Trustees*:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director/Trustee	May 2013 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	150	Dentaquest, Boston, MA (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Chairperson Director/Trustee	January 2014 – Present May 2013 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	150	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director/Trustee	May 2013 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	150	Wisconsin Energy Corporation (June 2006 – Present); The Royce Fund (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 68	Director/Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	150	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director/Trustee	December 2007 – Present	Retired.	150	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Director/Trustee	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	150	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director/Trustee	May 2013 – Present	Consultant (May 2001 – Present).	150	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director/Trustee	October 2015 – Present	Retired.	150	None.
118

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director/ Trustee(2)	Other Board Positions Held by Director/Trustee
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director/Trustee	May 2013 – Present	Retired.	150	None.
Director/Trustee who is an “interested person”:
Dina Santoro(3) 230 Park Avenue New York, New York 10169 Age: 45	Director/Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	150	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Directors/Trustees serve until their successors are duly elected and qualified. The tenure of each Director/Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director/Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director/Trustee shall retire from and cease to be a member of the Board of Directors/Trustees at the close of business on December 31 of the calendar year in which the Independent Director/Trustee attains the age of 75. A majority vote of the Board’s other Independent Directors/Trustees may extend the retirement date of an Independent Director/Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Company/Trust under applicable law, whether for the purposes of appointing a successor to the Independent Director/Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors/Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2019.

(3)
Effective July 10, 2018, Ms. Santoro was appointed to the Board of Directors/Trustees and is deemed to be an “interested person” of the Company/Trust as defined in the 1940 Act, because of her current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

*
Effective December 31, 2018, Patrick W. Kenny retired as Director/Trustee of the Board.

119

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 50	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018); Chief Financial Officer and Chief Accounting Officer, Hartford Investment Management (September 2003 – September 2014).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 45	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 68	Executive Vice President Chief Investment Risk Officer	March 2002 – Present May 2013 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 60	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999-September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 48	Senior Vice President	June 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
120

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	March 2002 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018); Assistant Vice President, Voya Investment Management (March 2011 – March 2014).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 42	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Secretary	May 2013 – Present	Senior Vice President and Secretary of Voya Investments, LLC (December 2018 – Present) and Voya Funds Services, LLC (March 2010 – Present); Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
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DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Assistant Secretary	August 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Assistant Secretary	May 2013 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors/Trustees and until their successors shall have been elected and qualified.

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BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS
At a meeting held on November 16, 2018, the Boards of Directors/Trustees (“Board”) of Voya Balanced Portfolio, Inc., Voya Government Money Market Portfolio, Voya Intermediate Bond Portfolio, Voya Variable Funds, and Voya Variable Portfolios, Inc. (collectively, the “Registrants”), including a majority of the Independent Directors/Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Registrants, on behalf of Voya Balanced Portfolio, Voya Global Equity Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio, Voya Government Money Market Portfolio, and Voya Small Company Portfolio (the “Portfolios”), and the sub-advisory contracts (the “Sub-Advisory Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”) for an additional one year period ending November 30, 2019. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.
In addition to the Board meeting on November 16, 2018, the Independent Directors/Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 11, 2018, and November 14, 2018, specifically to review and consider materials related to the proposed continuance of each Management Contract and each Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts and Sub-Advisory Contracts in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Directors/Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Directors/Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment
Review Committees (the “IRCs”), each of which includes only Independent Directors/Trustees as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Directors/Trustees request, and management provides, certain information that the Independent Directors/Trustees deem to be important or potentially relevant. The Independent Directors/Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contracts and Sub-Advisory Contracts and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the

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Portfolios’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Adviser with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Registrants’ Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Management Contracts and Sub-Advisory Contracts were appropriate.
Portfolio Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. In addition, the Board considered Voya Global Equity Portfolio’s investment performance compared to an additional performance peer group that is approved by the Portfolio’s IRC due to the unique investment structure or strategy of the Portfolio. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Registrants’ Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Portfolios do not have management fee breakpoints, they may have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager and the Sub-Adviser could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Director/Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.
Information Regarding Services to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.

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Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 11, 2018, November 14, 2018, and/or November 16, 2018 meetings in relation to approving each Portfolio’s Management Contract and Sub-Advisory Contract. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark and, in the case of Voya Global Equity Portfolio, a performance peer group. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest (worst) performance. The performance data provided to the Board primarily was for various periods ended March 31, 2018. In addition, the Board also considered at its October 11, 2018, November 14, 2018, and November 16, 2018, meetings certain additional data regarding each Portfolio’s most recent performance, asset levels, and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group.
Voya Balanced Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Balanced Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year and five-year periods, the third quintile for the year-to-date and three-year periods, and the fourth quintile for the ten-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding enhancements

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to the Portfolio’s portfolio management team and investment strategies in recent years, and that, since the 10-year period, the Portfolio’s performance vis-à-vis its Morningstar category has been favorable.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Global Equity Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Global Equity Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the fourth quintile of its Morningstar category for the year-to-date, one-year, three-year, and five-year periods, and the fifth (lowest) quintile for the ten-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations that there were a number of changes in the Portfolio’s portfolio management team and investment strategies, effective May 1, 2018 and management’s confidence in the changes to deliver long-term performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is below the median net expense ratio of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio for the purpose of evaluating investment performance; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Government Money Market Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Government Money Market Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio outperformed its Morningstar category average for all periods presented; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it equaled the performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a

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Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is below the median net expense ratio of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Growth and Income Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Growth and Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the fourth quintile of its Morningstar category for the year-to-date, three-year, five-year and ten-year periods, and the fifth (lowest) quintile for the one-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account: (1) management’s representations regarding the impact of security selection on the Portfolio’s performance; and (2) management’s confidence in the ability of the Sub-Adviser to execute the Portfolio’s investment objective.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is below the median net expense ratio of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Intermediate Bond Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Intermediate Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year, three-year and five-year periods, the second quintile for the ten-year period, and the third quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is above the median net

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expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Small Company Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Small Company Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, the second quintile for the ten-year period, the fourth quintile for the year-to-date period, and the fifth (lowest) quintile for the one-year period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it underperformed.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is equal to the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is below the median net expense ratio of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-CAPAPALL         (1218-022219)

Annual Report
December 31, 2018
Classes ADV, I and S
Domestic Equity Index Portfolios
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Voya Index Plus LargeCap Portfolio

■
Voya Index Plus MidCap Portfolio

■
Voya Index Plus SmallCap Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available: on www.voyainvestments.com and without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Setting Sail for the New Year
Dear Shareholder,
The markets closed out 2018 with a month of tumult — we believe investors became more risk-averse as they assessed the anticipated effects of higher interest rates and slowing corporate earnings, as well as potential economic deceleration in the U.S. and China and trade tensions between the two. There continues to be intense movement in the equity and bond markets, causing a lot of day-to-day volatility for investors to digest.
As we look ahead to 2019, we believe that economic and earnings growth will slow but not stall. The U.S. Federal Reserve Board (“Fed”) has signaled that it will be patient about raising interest rates further, which we believe may help ease pressures on the economy and the financial markets. Economic momentum in the U.S. is still above trend growth and the Fed’s gradual approach means a slowdown is likely to unfold over a multi-year period, which should give markets enough time to adjust expectations, in our opinion.
We do not think investors should view current conditions as a reason to alter their long-term investment strategies. In our view, it is not advisable to abandon diversified positions seeking to sidestep impending risks, or to crowd into areas of strong returns to seek to avoid losses. Instead, we believe investors should continue to spread their exposure across multiple asset classes, sectors and regions, to mitigate concentration risk. In our view, the best response remains to have a plan, diversify and carefully discuss any contemplated portfolio changes with your investment advisor.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
December 31, 2018
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Market Perspective: Year Ended December 31, 2018

In our semi-annual report we described the market turmoil in early 2018. Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, suffered its first monthly loss in February after 15 consecutive monthly gains. Another loss followed in March and by the end of June the Index was up a slim 1.29% in 2018. The next four months saw the Index gain 5.6%, led by the U.S., with sentiment resilient in the face of the worries that had set them back. However, in October the clouds gathered again, markets retreated, and after a small reprieve in November, losses accelerated to leave the Index down 7.38% for the fiscal year. (The Index returned -8.71% for the year ended December 31, 2018, measured in U.S. dollars.)
It had been the prospect of an imminent rise in U.S. interest rates that had roiled markets in February. Then, in March, the White House announced tariffs of 25% on imported steel and 10% on aluminum, which would take effect at the beginning of June.
Concerns about a trade war and rising U.S. interest rates continued throughout the period. After months of threats, the trade war risk was ratcheted up on September 17th when the President announced tariffs of 10% on Chinese imports, including day-to-day consumer goods, valued at some $200 billion. The rate would increase to 25% at the beginning of 2019. The next day, China replied with 5% to 10% tariffs of its own on $60 billion of U.S. exports. In early December, after a face-to-face meeting between President Trump and his Chinese counterpart Xi Jinping, new tariffs were postponed for 90 days while the sides, evidently far apart, held negotiations.
Interest rate concerns were rooted in the ever-strengthening labor market. The Federal Open Market Committee (“FOMC”) was already committed to policy “normalization”, i.e. a retreat from historically low short-term rates. There was nothing in successive employment reports likely to divert them. The December report announced an unemployment rate of 3.67%, the lowest since 1969.
The latest wage growth figure of 3.1% year-over-year was the highest since 2009, but it did not seem like an inflationary threat. The measure preferred by the U.S. Federal Reserve Board (“Fed”): core Personal Consumption Expenditures inflation, hovered around the target level of 2.0% without breaking through. But as September ended, the 10-year Treasury yield, unable earlier in 2018 to hold a level above 3%, had done so for nine straight days.
Perhaps it was the speed of rising Treasury yields: 2.88% to 3.23% in 22 days to October 5, which shook investors’ confidence, and Fed Chairman Powell’s remark on October 4 that the federal funds rate was “a long way from neutral”. In December, the FOMC raised rates for the fourth time this year, from 2.25% to 2.50%. Markets had hoped that Powell might then signal a pause, to evaluate further data. Instead, he signaled two more increases in 2019.
As 2018 ended, the 10-year Treasury yield was back down to 2.69%. But it provided little comfort. Commentators increasingly fretted that the best days of global growth and corporate profits were over, and a full-blown trade war would only weaken both. Growth in Europe and China was declining. The price of oil was down about 40% since early October. In the U.S., the boost from tax cuts and increased government spending that had helped propel annualized GDP growth to 4.2% in the second quarter and 3.4% in the third, would fade. The housing market had been weakening for months. For corporations, costs were rising and the strong dollar was depressing overseas earnings. With part of the government shut down through Congressional gridlock, the White House, within a final barrage of tweets, declared, “The only problem our economy has is the Fed.” Happy New Year.
In U.S. fixed income markets, the Treasury yield curve rose and flattened over the fiscal year. The Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained just 0.01%; the Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index lost 2.51%, amid heavy issuance of BBB paper, while the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) fell 2.08%. The Bloomberg Barclays Short Treasury Index was among the best performers, gaining 1.88%.
U.S. equities, represented by the S&P 500® Index including dividends, fell 4.38% after the worst December since 1931. The earnings per share of constituent companies grew by about 25% year-over-year in the first three quarters of 2018, the most since 2010, but estimates for 2019 were sharply lower. Health care was the top performer, up 6.47%. Energy was the weakest sector, down 18.10%, as oil prices tumbled.
In currencies, the dollar rose 5.47% against the euro and 5.52% against the pound but lost 2.67% against the yen. From mid-April, after sustained weakness, the dollar powered ahead, as strong U.S. economic data increasingly left the rest of the world behind, only to drift lower in the fraught final days.
International markets were also shaken by the concerns described above. MSCI Japan® Index slumped 15.15% for the year. This market is sensitive to slowing global growth, particularly in China and its own vulnerability to a trade war. MSCI Europe ex UK® Index dropped 11.31%. To add to the dampening effects of faltering economic indicators and threats to global trade, the election of a high-spending populist government in Italy posed a new challenge to the euro itself. MSCI UK® Index fell 8.82%. Pessimism about an increasingly likely no-deal Brexit and global growth hit financials, while weakness in one heavily-weighted consumer staples constituent contributed about 30% of the over-all loss.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays Short Treasury Index	The index measures the performance of U.S. Treasury securities that have a remaining maturity between one and twelve months.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index*	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400® Index*	An index that measures the performance of the mid-size company segment of the U.S. market.
S&P SmallCap 600® Index*	An index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.

*
The S&P 500® Index, the S&P MidCap 400® Index and the S&P SmallCap 600® Index are products of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and have been licensed for use by Voya Financial. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Voya Financial Product(s) is/are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index, the S&P MidCap 400® Index and the S&P SmallCap 600® Index.

3

Voya Index Plus LargeCap Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2018 (as a percentage of net assets)

Information Technology	21.0%
Health Care	15.5%
Financials	13.6%
Consumer Discretionary	9.0%
Communication Services	9.0%
Industrials	9.0%
Consumer Staples	6.9%
Energy	5.5%
Utilities	3.7%
Real Estate	2.9%
Materials	2.3%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Index Plus LargeCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the S&P 500® Index, while maintaining a market level of risk. The Portfolio is managed by Vincent Costa, CFA, James Ying, CFA, and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2018, the Portfolio’s Class I shares provided a total return of  -6.82% compared to the S&P 500® Index, which returned -4.38% for the same period.
Portfolio Specifics: For the reporting year, the Portfolio underperformed its benchmark due to unfavorable stock selection. On the sector level, stock selection within the financial and consumer discretionary sectors detracted the most value. Key detractors for the period include an overweight position in Applied Materials, Inc., owning non-benchmark stock, Owens Corning, and an underweight position in Amazon.com, Inc. By contrast, stock selection was strongest within the information technology and utilities sectors. Key contributors for the period were overweight positions in Fortinet, Inc. and Red Hat, Inc. and an underweight position in General Electric Company.
The Portfolio may utilize derivatives, including index futures, to allow the Portfolio to maintain equity-like exposure for its cash position, while retaining their cash-like liquidity. For the reporting period, the Portfolio's use of index futures had no
Top Ten Holdings as of December 31, 2018 (as a percentage of net assets)

Microsoft Corp.	3.3%
Apple, Inc.	3.3%
Alphabet, Inc. - Class A	2.3%
Amazon.com, Inc.	2.3%
Pfizer, Inc.	1.8%
Procter & Gamble Co.	1.7%
JPMorgan Chase & Co.	1.6%
UnitedHealth Group, Inc.	1.6%
Chevron Corp.	1.6%
Cisco Systems, Inc.	1.6%
Portfolio holdings are subject to change daily.
material impact on performance.
Current Strategy and Outlook: This is an actively managed strategy that incorporates research from both our fundamental equity team and our proprietary quantitative models (i.e. “quantamental”). Our proprietary quantitative model is designed to emphasize what we consider to be high quality, profitable companies that are relatively undervalued, have growth potential and are favored by investors. The Portfolio also leverages the performance of the Voya Fundamental Equity research to create higher conviction alpha that is uncorrelated to our quantitative models. This unique approach of combining existing fundamental alpha sources with in-house quantitative models results in diversified excess returns and disciplined, risk-controlled portfolios.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
4

Portfolio Managers’ Report	Voya Index Plus LargeCap Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year
Class ADV(1)	-7.26%	7.48%	11.56%
Class I	-6.82%	8.02%	12.12%
Class S	-7.04%	7.75%	11.84%
S&P 500® Index	-4.38%	8.49%	13.12%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Plus LargeCap Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class ADV incepted on August 24, 2018. The Class ADV shares performance shown for the period prior to their inception date is the performance of Class I shares with adjustment for any differences in the expenses between the two classes.

5

Voya Index Plus MidCap Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2018 (as a percentage of net assets)

Financials	16.3%
Information Technology	15.2%
Industrials	14.8%
Consumer Discretionary	12.1%
Health Care	10.2%
Real Estate	9.5%
Materials	6.2%
Utilities	5.9%
Energy	3.5%
Consumer Staples	3.1%
Communication Services	2.3%
Assets in Excess of Other Liabilities*	0.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Index Plus MidCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the S&P MidCap 400® Index, while maintaining a market level of risk. The Portfolio is managed by Vincent Costa, CFA, Kai Yee Wong, and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2018, the Portfolio’s Class I shares provided a total return of  -14.34% compared to the S&P MidCap 400® Index, which returned -11.08% for the same period.
Portfolio Specifics: For the reporting year, the Portfolio underperformed its benchmark due to weak stock selection. On the sector level, stock selection within the financial and industrials sectors detracted the most value. Key detractors for the period include overweight positions in McDermott International, Inc. and Dana Incorporated, and an underweight position in ABIOMED, Inc. By contrast, stock selection was strongest within the healthcare sector. Key contributors for the period were overweight positions in Fortinet, Inc. and Bioverativ, Inc. and not owning benchmark stock, Coherent, Inc.
The Portfolio may utilize derivatives, including index futures, to allow the Portfolio to maintain equity-like exposure for its cash position, while retaining their cash-like liquidity. For the reporting period, the Portfolio's use of index futures had no material impact on performance.
Top Ten Holdings as of December 31, 2018 (as a percentage of net assets)

Domino’s Pizza, Inc.	1.1%
IDEX Corp.	1.1%
UGI Corp.	1.1%
Service Corp. International	1.0%
Lamar Advertising Co.	0.9%
Old Republic International Corp.	0.9%
Toro Co.	0.9%
Reinsurance Group of America, Inc.	0.9%
Fair Isaac Corp.	0.9%
Masimo Corp.	0.9%
Portfolio holdings are subject to change daily.
Current Strategy and Outlook: This is an actively managed strategy that incorporates research from both our fundamental equity team and our proprietary quantitative models (i.e. “quantamental”). Our proprietary quantitative model is designed to emphasize what we consider to be high quality, profitable companies that are relatively undervalued, have growth potential and are favored by investors. The Portfolio also leverages the performance of the Voya Fundamental Equity research to create higher conviction alpha that is uncorrelated to our quantitative models. This unique approach of combining existing fundamental alpha sources with in-house quantitative models results in diversified excess returns and disciplined, risk-controlled portfolios.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
6

Portfolio Managers’ Report	Voya Index Plus MidCap Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year
Class I	-14.34%	4.34%	12.01%
Class S	-14.52%	4.08%	11.74%
S&P MidCap 400® Index	-11.08%	6.03%	13.68%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Plus MidCap Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

7

Voya Index Plus SmallCap Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2018 (as a percentage of net assets)

Financials	18.7%
Industrials	18.6%
Information Technology	14.4%
Consumer Discretionary	13.1%
Health Care	11.6%
Real Estate	6.2%
Energy	4.1%
Materials	4.0%
Consumer Staples	3.7%
Communication Services	2.4%
Utilities	2.3%
Assets in Excess of Other Liabilities*	0.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Index Plus SmallCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the S&P SmallCap 600® Index, while maintaining a market level of risk. The Portfolio is managed by Vincent Costa, CFA, Kai Yee Wong and Steve Wetter, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2018, the Portfolio’s Class I shares provided a total return of  -12.40% compared to the S&P SmallCap 600® Index, which returned -8.48% for the same period.
Portfolio Specifics: For the reporting year, the Portfolio underperformed its benchmark due to weak stock selection. On the sector level, stock selection within the consumer discretionary sector, and to a lesser extent the healthcare sector, detracted the most value. Key detractors for the period included an out-of-benchmark position in Dana Incorporated, and overweight positions in Koppers Holdings Inc. and Children's Place, Inc. By contrast, stock selection within the utilities and energy sectors was additive. Key contributors for the period were overweight positions in Shutterfly, Inc., Amedisys, Inc. and First Bancorp.
The Portfolio may utilize derivatives, including index futures, to allow it to maintain equity-like exposure for its cash holdings, while retaining their cash-like liquidity. For the reporting period, the Portfolio's use of index futures had no material impact on performance.
Current Strategy and Outlook: This is an actively managed strategy that incorporates research from both our fundamental
Top Ten Holdings as of December 31, 2018 (as a percentage of net assets)

Selective Insurance Group	1.0%
EastGroup Properties, Inc.	0.9%
AMN Healthcare Services, Inc.	0.8%
Tetra Tech, Inc.	0.8%
Barnes Group, Inc.	0.8%
PS Business Parks, Inc.	0.8%
Amedisys, Inc.	0.8%
Emergent Biosolutions, Inc.	0.8%
American Equity Investment Life Holding Co.	0.7%
First BanCorp. Puerto Rico	0.7%
Portfolio holdings are subject to change daily.
equity team and our proprietary quantitative models (i.e. “quantamental”). Our proprietary quantitative model is designed to emphasize what we consider to be high quality, profitable companies that are relatively undervalued, have growth potential and are favored by investors. The Portfolio also leverages the performance of the Voya Fundamental Equity research to create higher conviction alpha that is uncorrelated to our quantitative models. This unique approach of combining existing fundamental alpha sources with in-house quantitative models results in diversified excess returns and disciplined, risk-controlled portfolios.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
8

Portfolio Managers’ Report	Voya Index Plus SmallCap Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year
Class I	-12.40%	4.58%	11.81%
Class S	-12.62%	4.32%	11.54%
S&P SmallCap 600® Index	-8.48%	6.34%	13.61%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Plus SmallCap Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or a variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

9

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2018*	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2018*
Voya Index Plus LargeCap Portfolio
Class ADV(1)	$1,000.00	$869.60	0.99%	$3.30	$1,000.00	$1,025.16	0.99%	$3.57
Class I	1,000.00	925.60	0.49	2.38	1,000.00	1,022.74	0.49	2.50
Class S	1,000.00	924.70	0.74	3.59	1,000.00	1,021.48	0.74	3.77
Voya Index Plus MidCap Portfolio
Class I	$1,000.00	$845.80	0.55%	$2.56	$1,000.00	$1,022.43	0.55%	$2.80
Class S	1,000.00	844.80	0.80	3.72	1,000.00	1,021.17	0.80	4.08
Voya Index Plus SmallCap Portfolio
Class I	$1,000.00	$819.00	0.55%	$2.52	$1,000.00	$1,022.43	0.55%	$2.80
Class S	1,000.00	818.10	0.80	3.67	1,000.00	1,021.17	0.80	4.08

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

(1)
Commencement of operations was August 24, 2018. Expenses paid for the actual Portfolio’s return reflect the 130-day period ended December 31, 2018.

10

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Voya Variable Portfolios, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Index Plus LargeCap Portfolio, Voya Index Plus MidCap Portfolio, and Voya Index Plus SmallCap Portfolio (the Funds), each a series of Voya Variable Portfolios, Inc., including the summary portfolio of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
February 14, 2019
11

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2018

	Voya Index Plus LargeCap Portfolio	Voya Index Plus MidCap Portfolio	Voya Index Plus SmallCap Portfolio
ASSETS:
Investments in securities at fair value+*	$834,864,230	$476,482,745	$233,366,645
Short-term investments at fair value**	10,734,975	7,061,007	7,232,321
Cash	280,421	181,106	48,728
Cash collateral for futures	371,285	78,640	27,685
Receivables:
Fund shares sold	4,427,404	1,041,311	848,133
Dividends	1,096,385	652,964	232,375
Prepaid expenses	4,099	3,011	1,394
Other assets	94,155	56,767	28,827
Total assets	851,872,954	485,557,551	241,786,108
LIABILITIES:
Payable for fund shares redeemed	107,727	—	—
Payable upon receipt of securities loaned	2,635,975	4,367,007	6,171,321
Payable for investment management fees	332,602	212,879	104,279
Payable for distribution and shareholder service fees	26,638	14,403	11,024
Payable for directors fees	4,557	3,009	1,464
Payable to directors under the deferred compensation plan (Note 6)	94,155	56,767	28,827
Other accrued expenses and liabilities	121,226	138,101	59,240
Total liabilities	3,322,880	4,792,166	6,376,155
NET ASSETS	$848,550,074	$480,765,385	$235,409,953
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$723,588,096	$474,899,039	$217,836,439
Total distributable earnings	124,961,978	5,866,346	17,573,514
NET ASSETS	$848,550,074	$480,765,385	$235,409,953
+ Including securities loaned at value	$2,503,753	$4,222,634	$5,995,400
* Cost of investments in securities	$796,514,652	$527,054,266	$254,178,857
** Cost of short-term investments	$10,734,975	$7,061,007	$7,232,321
Class ADV
Net assets	$1,016,444	n/a	n/a
Shares authorized	100,000,000	n/a	n/a
Par value	$0.001	n/a	n/a
Shares outstanding	41,642	n/a	n/a
Net asset value and redemption price per share	$24.41	n/a	n/a
Class I
Net assets	$728,383,303	$415,218,541	$185,211,715
Shares authorized	200,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	29,560,276	24,107,185	9,096,670
Net asset value and redemption price per share	$24.64	$17.22	$20.36
Class S
Net assets	$119,150,327	$65,546,844	$50,198,238
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,877,252	3,871,175	2,496,880
Net asset value and redemption price per share	$24.43	$16.93	$20.10
See Accompanying Notes to Financial Statements
12

STATEMENTS OF OPERATIONS for the year ended December 31, 2018

	Voya Index Plus LargeCap Portfolio	Voya Index Plus MidCap Portfolio	Voya Index Plus SmallCap Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$17,870,691	$10,233,241	$3,880,211
Interest	3,037	1,854	1,599
Securities lending income, net	19,003	75,648	143,484
Settlement income (Note 13)	—	—	119,407
Other	36,631	73,108	—
Total investment income	17,929,362	10,383,851	4,144,701
EXPENSES:
Investment management fees	4,098,065	3,009,194	1,464,541
Distribution and shareholder service fees:
Class ADV	1,848	—	—
Class S	273,548	205,234	158,500
Transfer agent fees	1,126	673	423
Shareholder reporting expense	61,275	47,450	31,755
Professional fees	64,960	45,095	26,065
Custody and accounting expense	93,520	80,150	35,500
Directors fees	36,454	24,074	11,716
License fee (Note 7)	91,075	60,189	29,293
Miscellaneous expense	46,058	24,606	14,094
Interest expense	622	2,176	57
Total expenses	4,768,551	3,498,841	1,771,944
Brokerage commission recapture	(271)	—	—
Net expenses	4,768,280	3,498,841	1,771,944
Net investment income	13,161,082	6,885,010	2,372,757
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	75,542,590	51,021,623	36,488,897
Futures	(571,202)	(244,343)	24,147
Net realized gain	74,971,388	50,777,280	36,513,044
Net change in unrealized appreciation (depreciation) on:
Investments	(150,904,945)	(137,464,029)	(71,371,647)
Futures	(486,580)	(186,188)	(28,684)
Net change in unrealized appreciation (depreciation)	(151,391,525)	(137,650,217)	(71,400,331)
Net realized and unrealized loss	(76,420,137)	(86,872,937)	(34,887,287)
Decrease in net assets resulting from operations	$(63,259,055)	$(79,987,927)	$(32,514,530)
* Foreign taxes withheld	$165	$—	$2,277
See Accompanying Notes to Financial Statements
13

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Plus LargeCap Portfolio		Voya Index Plus MidCap Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$13,161,082	$12,817,109	$6,885,010	$6,018,081
Net realized gain	74,971,388	71,905,513	50,777,280	71,511,360
Net change in unrealized appreciation (depreciation)	(151,391,525)	97,504,637	(137,650,217)	5,017,364
Increase (decrease) in net assets resulting from operations	(63,259,055)	182,227,259	(79,987,927)	82,546,805
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	(8)	—	—	—
Class I	(76,085,743)	(24,934,795)	(66,959,054)	(42,684,837)
Class S	(8,470,148)	(3,375,045)	(10,364,053)	(7,273,661)
Total distributions	(84,555,899)	(28,309,840)	(77,323,107)	(49,958,498)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	92,588,714	33,191,342	8,091,470	16,226,066
Proceeds from shares issued in merger (Note 12)	77,041,560	—	—	—
Reinvestment of distributions	84,555,899	28,309,840	77,323,107	49,958,498
	254,186,173	61,501,182	85,414,577	66,184,564
Cost of shares redeemed	(132,226,578)	(123,408,714)	(95,227,288)	(116,080,775)
Net increase (decrease) in net assets resulting from capital share transactions	121,959,595	(61,907,532)	(9,812,711)	(49,896,211)
Net increase (decrease) in net assets	(25,855,359)	92,009,887	(167,123,745)	(17,307,904)
NET ASSETS:
Beginning of year or period	874,405,433	782,395,546	647,889,130	665,197,034
End of year or period	$848,550,074	$874,405,433	$480,765,385	$647,889,130

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 14).

See Accompanying Notes to Financial Statements
14

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Plus SmallCap Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$2,372,757	$2,364,998
Net realized gain	36,513,044	36,712,740
Net change in unrealized appreciation (depreciation)	(71,400,331)	(10,894,650)
Increase (decrease) in net assets resulting from operations	(32,514,530)	28,183,088
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class I	(30,862,874)	(22,084,798)
Class S	(8,502,547)	(6,825,227)
Total distributions	(39,365,421)	(28,910,025)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	10,663,284	13,519,968
Reinvestment of distributions	39,365,421	28,910,025
	50,028,705	42,429,993
Cost of shares redeemed	(39,735,096)	(70,891,173)
Net increase (decrease) in net assets resulting from capital share transactions	10,293,609	(28,461,180)
Net decrease in net assets	(61,586,342)	(29,188,117)
NET ASSETS:
Beginning of year or period	296,996,295	326,184,412
End of year or period	$235,409,953	$296,996,295

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 14).

See Accompanying Notes to Financial Statements
15

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Plus LargeCap Portfolio
Class ADV
08-24-18(5) -
12-31-18	28.07	0.10•	(3.76)	(3.66)	0.00*	—	—	0.00*	—	24.41	(13.04)	0.99	0.99	0.99	1.08	1,016	72
Class I
12-31-18	29.11	0.41•	(2.18)	(1.77)	0.43	2.27	—	2.70	—	24.64	(6.82)	0.49	0.49	0.49	1.47	728,383	72
12-31-17	24.19	0.42•	5.41	5.83	0.42	0.49	—	0.91	—	29.11	24.64	0.48	0.46	0.46	1.58	774,135	56
12-31-16	22.32	0.42•	1.83	2.25	0.38	—	—	0.38	—	24.19	10.27	0.49	0.44	0.44	1.85	678,267	96
12-31-15	22.48	0.39•	(0.19)	0.20	0.36	—	—	0.36	—	22.32	0.84	0.49	0.44	0.44	1.74	565,257	66
12-31-14	20.05	0.33•	2.41	2.74	0.31	—	—	0.31	—	22.48	13.86	0.44	0.44	0.44	1.58	639,454	72
Class S
12-31-18	28.87	0.34•	(2.16)	(1.82)	0.35	2.27	—	2.62	—	24.43	(7.04)	0.74	0.74	0.74	1.23	119,150	72
12-31-17	24.00	0.35•	5.37	5.72	0.36	0.49	—	0.85	—	28.87	24.30	0.73	0.71	0.71	1.33	100,271	56
12-31-16	22.14	0.36•	1.82	2.18	0.32	—	—	0.32	—	24.00	9.99	0.74	0.69	0.69	1.59	104,129	96
12-31-15	22.29	0.33•	(0.18)	0.15	0.30	—	—	0.30	—	22.14	0.63	0.74	0.69	0.69	1.49	109,690	66
12-31-14	19.89	0.28•	2.38	2.66	0.26	—	—	0.26	—	22.29	13.54	0.69	0.69	0.69	1.33	129,744	72
Voya Index Plus MidCap Portfolio
Class I
12-31-18	22.95	0.25•	(3.12)	(2.87)	0.23	2.63	—	2.86	—	17.22	(14.34)	0.55	0.55	0.55	1.18	415,219	68
12-31-17	21.87	0.21•	2.62	2.83	0.30	1.45	—	1.75	—	22.95	13.58	0.53	0.51	0.51	0.96	559,342	75
12-31-16	20.74	0.23	3.18	3.41	0.22	2.06	—	2.28	—	21.87	18.14	0.54	0.49	0.49	1.11	561,057	99
12-31-15	24.58	0.22	(0.45)	(0.23)	0.23	3.38	—	3.61	—	20.74	(1.79)	0.54	0.49	0.49	0.94	513,583	90
12-31-14	23.62	0.21•	1.95	2.16	0.19	1.01	—	1.20	—	24.58	9.56	0.49	0.49	0.49	0.89	577,230	72
Class S
12-31-18	22.59	0.19•	(3.05)	(2.86)	0.17	2.63	—	2.80	—	16.93	(14.52)	0.80	0.80	0.80	0.93	65,547	68
12-31-17	21.55	0.15•	2.58	2.73	0.24	1.45	—	1.69	—	22.59	13.29	0.78	0.76	0.76	0.71	88,547	75
12-31-16	20.46	0.19	3.12	3.31	0.16	2.06	—	2.22	—	21.55	17.83	0.79	0.74	0.74	0.86	104,140	99
12-31-15	24.29	0.15•	(0.44)	(0.29)	0.16	3.38	—	3.54	—	20.46	(2.06)	0.79	0.74	0.74	0.69	102,389	90
12-31-14	23.35	0.15•	1.93	2.08	0.13	1.01	—	1.14	—	24.29	9.30	0.74	0.74	0.74	0.63	123,119	72
Voya Index Plus SmallCap Portfolio
Class I
12-31-18	26.78	0.22•	(2.95)	(2.73)	0.24	3.45	—	3.69	—	20.36	(12.40) (a)	0.55	0.55	0.55	0.86(b)	185,212	67
12-31-17	26.91	0.22•	2.25	2.47	0.25	2.35	—	2.60	—	26.78	9.91	0.54	0.52	0.52	0.83	231,351	65
12-31-16	21.97	0.23	5.57	5.80	0.20	0.66	—	0.86	—	26.91	27.32	0.55	0.50	0.50	0.95	243,530	60
12-31-15	22.90	0.19•	(0.92)	(0.73)	0.20	—	—	0.20	—	21.97	(3.21)	0.55	0.50	0.50	0.81	199,425	46
12-31-14	21.86	0.18•	1.00	1.18	0.14	—	—	0.14	—	22.90	5.44	0.50	0.50	0.50	0.84	226,277	40
Class S
12-31-18	26.47	0.15•	(2.91)	(2.76)	0.16	3.45	—	3.61	—	20.10	(12.62) (a)	0.80	0.80	0.80	0.61(b)	50,198	67
12-31-17	26.63	0.15•	2.22	2.37	0.18	2.35	—	2.53	—	26.47	9.60	0.79	0.77	0.77	0.58	65,645	65
12-31-16	21.74	0.16•	5.53	5.69	0.14	0.66	—	0.80	—	26.63	27.01	0.80	0.75	0.75	0.70	82,654	60
12-31-15	22.66	0.13•	(0.91)	(0.78)	0.14	—	—	0.14	—	21.74	(3.47)	0.80	0.75	0.75	0.55	75,891	46
12-31-14	21.62	0.13•	1.00	1.13	0.09	—	—	0.09	—	22.66	5.24	0.75	0.75	0.75	0.59	92,574	40
See Accompanying Notes to Financial Statements
16

Financial Highlights (continued)

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

(a)
Excluding amounts related to a securities lending settlement recorded in the year ended December 31, 2018, Voya Index Plus SmallCap Portfolio’s total returns would have been (12.44)% and (12.66)% for Class I and S, respectively.

(b)
Excluding amounts related to a securities lending settlement recorded in the year ended December 31, 2018, Voya Index Plus SmallCap Portfolio’s Net Investment Income Ratios would have been 0.82% and 0.57% for Class I and S, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
17

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018

NOTE 1 — ORGANIZATION
Voya Variable Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act” or “Act”), as an open-end management investment company. The Company was incorporated under the laws of Maryland on June 4, 1996. There are nineteen active separate investment series that comprise the Company. The three series (each a “Portfolio” and collectively the “Portfolios”) included in this report are: Voya Index Plus LargeCap Portfolio (“Index Plus LargeCap”), Voya Index Plus MidCap Portfolio (“Index Plus MidCap”), and Voya Index Plus SmallCap Portfolio (“Index Plus SmallCap”), each a diversified series of the Company. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
The classes of shares included in this report are: Adviser (“Class ADV”), Class I and Class S. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under the U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair

18

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Directors (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each

19

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.
D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gain distributions, if any, are declared and paid annually by the Portfolios. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
E. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit

20

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

it to enter into various types of derivatives contracts, including, but not limited to, futures contracts. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
H. Foreign Currency Transactions and Futures Contracts. Each Portfolio may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a currency forward contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon date. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. There were no forward foreign currency contracts entered into by any Portfolio during the year ended December 31, 2018.
Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy

21

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.
Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments, if any. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2018, each Portfolio had purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended December 31, 2018, Index Plus LargeCap, Index Plus MidCap, and Index Plus SmallCap had average notional values on futures contracts purchased of  $5,865,276, $4,680,066 and $2,506,423, respectively. Please refer to the tables following each respective Portfolio of Investments for open futures contracts at December 31, 2018.
I. Securities Lending. Each Portfolio may temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
J. Restricted Securities. Each Portfolio may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

22

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

K. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2018, the cost of purchases and the proceeds from the sale of securities, excluding short-term securities, were as follows:
	Purchases	Sales
Index Plus LargeCap	$642,618,133	$675,575,676
Index Plus MidCap	404,648,736	477,858,789
Index Plus SmallCap	192,835,414	220,108,495
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:
Index Plus LargeCap	0.45%
Index Plus MidCap	0.50%
Index Plus SmallCap	0.50%
The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION FEES
Class ADV and Class S shares of the respective Portfolios are subject to a shareholder service and distribution plan
(each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by each Portfolio for expenses incurred for shareholder servicing and/or the distribution of each respective Portfolio’s Class ADV and Class S shares. Pursuant to the Plan, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each respective Portfolio’s Class ADV and Class S shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.
Under the Plan for Class ADV shares of Index Plus LargeCap, the Distributor is paid an annual shareholder service fee at the rate of 0.25% of Index Plus LargeCap’s average daily net assets attributable to its Class ADV shares and an annual distribution fee at the rate of 0.25% of Index Plus LargeCap’s average daily net assets attributable to its Class ADV shares.
Under the Plan, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets attributable to each Portfolio’s Class S shares.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2018, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or other related/affiliated party owned more than 5% of the following Portfolios:
Entity	Portfolios	Percentage
ReliaStar Life Insurance Company	Index Plus SmallCap	5.50%
Voya Insurance and Annuity Company	Index Plus LargeCap	13.67
	Index Plus MidCap	12.51
	Index Plus SmallCap	19.88
Voya Retirement Insurance and Annuity Company	Index Plus LargeCap	59.97
	Index Plus MidCap	79.62
	Index Plus SmallCap	70.10
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Portfolios’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s

23

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — LICENSING FEE
Effective January 1, 2018, the Portfolios pay an annual licensing fee to S&P Opco, LLC.
NOTE 8 — EXPENSE LIMITATION AGREEMENT
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
Portfolio	Class ADV	Class I	Class S
Index Plus LargeCap	1.05%	0.55%	0.80%
Index Plus MidCap	N/A	0.60%	0.85%
Index Plus SmallCap	N/A	0.60%	0.85%
The Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2018, the Portfolios did not have any amount of waived and/or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.
The Expense Limitation Agreement is contractual through May 1, 2019 (except for Index Plus LargeCap, which is through May 1, 2020) and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective May 18, 2018, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 17, 2019. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 18, 2018, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 18, 2018.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolios utilized the line of credit during the year ended December 31, 2018:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Index Plus LargeCap	4	$1,086,000	2.91%
Index Plus MidCap	5	5,365,400	2.71

24

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Plus LargeCap
Class ADV
8/24/2018(1) - 12/31/2018	10,912	36,788	—*	(6,058)	41,642	295,322	1,032,756	8	(163,885)	1,164,201
Class I
12/31/2018	3,236,628	840,937	2,841,126	(3,949,938)	2,968,753	91,675,762	23,790,644	76,085,743	(110,079,915)	81,472,234
12/31/2017	1,248,173	—	980,913	(3,671,316)	(1,442,230)	32,728,145	—	24,934,795	(96,509,424)	(38,846,484)
Class S
12/31/2018	21,423	1,860,084	318,424	(795,373)	1,404,558	617,630	52,218,160	8,470,148	(21,982,778)	39,323,160
12/31/2017	18,104	—	133,612	(1,017,345)	(865,629)	463,197	—	3,375,045	(26,899,290)	(23,061,048)
Index Plus MidCap
Class I
12/31/2018	306,478	—	3,311,523	(3,885,302)	(267,301)	6,571,479	—	66,959,054	(81,805,772)	(8,275,239)
12/31/2017	654,062	—	2,008,322	(3,946,704)	(1,284,320)	14,633,990	—	42,684,837	(87,037,517)	(29,718,690)
Class S
12/31/2018	81,385	—	520,545	(649,663)	(47,733)	1,519,991	—	10,364,053	(13,421,516)	(1,537,472)
12/31/2017	73,006	—	346,963	(1,333,343)	(913,374)	1,592,076	—	7,273,661	(29,043,258)	(20,177,521)
Index Plus SmallCap
Class I
12/31/2018	361,431	—	1,273,746	(1,178,100)	457,077	9,111,104	—	30,862,874	(29,610,704)	10,363,274
12/31/2017	476,912	—	889,082	(1,774,760)	(408,766)	12,650,997	—	22,084,798	(46,540,504)	(11,804,709)
Class S
12/31/2018	67,590	—	354,864	(405,294)	17,160	1,552,180	—	8,502,547	(10,124,392)	(69,665)
12/31/2017	33,633	—	277,448	(935,145)	(624,064)	868,971	—	6,825,227	(24,350,669)	(16,656,471)

*
Amount is less than .50 per share.

(1)
Commencement of Operations

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from

25

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 11 — SECURITIES LENDING (continued)

exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Portfolios.
The following tables represent a summary of the Portfolios’ securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2018:
Index Plus LargeCap
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$543,961	$(543,961)	$—
Goldman, Sachs & Co. LLC	4,645	(4,645)	—
J.P. Morgan Securities LLC	1,526,245	(1,526,245)	—
Wells Fargo Securities LLC	428,902	(428,902)	—
Total	$2,503,753	$(2,503,753)	$—

(1)
Collateral with a fair value of  $2,635,975 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Index Plus MidCap
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$250,105	$(250,105)	$—
Goldman, Sachs & Co. LLC	2,188	(2,188)	—
J.P. Morgan Securities LLC	755,111	(755,111)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	208,120	(208,120)	—
Morgan Stanley & Co. LLC	1,259,261	(1,259,261)	—
National Bank Of Canada Financial Inc	1,379,981	(1,379,981)	—
Scotia Capital (USA) INC	44,340	(44,340)	—
Wells Fargo Bank NA	321,715	(321,715)	—
Wells Fargo Securities LLC	1,813	(1,813)	—
Total	$4,222,634	$(4,222,634)	$—

(1)
Collateral with a fair value of  $4,367,007 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Index Plus SmallCap
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$348,056	$(348,056)	$—
BNP Paribas Prime Brokerage Intl Ltd	207,613	(207,613)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citadel Securities LLC	196,008	(196,008)	—
Citadel Clearing LLC	832,027	(832,027)	—
Citigroup Global Markets Inc.	39,368	(39,368)	—
Credit Suisse Securities (USA) LLC	388,905	(388,905)	—
Deutsche Bank Securities Inc.	94,446	(94,446)	—
Goldman, Sachs & Co. LLC	1,427,440	(1,427,440)	—
Industrial And Commercial Bank Of China	29,085	(29,085)	—
J.P. Morgan Securities LLC	12,841	(12,841)	—
Janney Montgomery Scott LLC	4,092	(4,092)	—
Jefferies LLC	246,582	(246,582)	—
Morgan Stanley & Co. LLC	1,108,066	(1,108,066)	—
National Bank Of Canada Financial INC	788,705	(788,705)	—
National Financial Services LLC	92,147	(92,147)	—
Natixis Securities America LLC	73,865	(73,865)	—
RBC Dominion Securities Inc	17,702	(17,702)	—
SG Americas Securities, LLC	7,084	(7,084)	—
Scotia Capital (USA) INC	81,368	(81,368)	—
Total	$5,995,400	$(5,995,400)	$—

(1)
Collateral with a fair value of  $6,171,321 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — REORGANIZATIONS
On August 24, 2018, Index Plus LargeCap (“Acquiring Portfolio”) acquired all of the net assets and assumed all liabilities of Voya Multi-Manager Large Cap Core Portfolio (“Acquired Portfolio”), an open-end investment company that is not included in this report, in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired Portfolio on August 7, 2018. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on January 1, 2018, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2018, are as follows:
Net investment income	$14,800,376
Net realized and unrealized loss on investments	$(79,829,045)
Net decrease in net assets resulting from operations	$(65,028,669)

26

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 12 — REORGANIZATIONS (continued)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since August 24, 2018. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’s Capital Loss Carryforwards (000s)	Acquired Portfolio’s Unrealized Appreciation (000s)	Portfolios’ Conversion Ratio
$77,042	$938,800	$0	$4,563	0.1753
The net assets of the Acquiring Portfolio after the acquisition of Acquired Portfolio were $1,015,841,520.
NOTE 13 — SECURITIES LENDING SETTLEMENT
In February 2018, Voya Investments and Directed Services LLC (collectively, the “Respondent”) entered into a settlement agreement (the “Settlement”) with the Securities and Exchange Commission related to certain securities lending practices employed within various insurance-dedicated Voya mutual funds. The Respondent paid disgorgement, prejudgment interest and a civil money penalty of  $3,647,469, including payments to the impacted mutual funds totaling $2,024,355. During the year ended December 31, 2018, Index Plus SmallCap received a payment of  $119,407 related to the Settlement and such amount is recorded in Settlement Income in the accompanying Statements of Operations.
NOTE 14 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2018		Year Ended December 31, 2017
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Index Plus LargeCap	$30,158,081	$54,397,818	$13,052,639	$15,257,201
Index Plus MidCap	20,844,956	56,478,151	11,823,557	38,134,941
Index Plus SmallCap	7,344,381	32,021,040	3,831,342	25,078,683
The tax-basis components of distributable earnings as of December 31, 2018 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
Index Plus LargeCap	$13,168,489	$74,427,076	$37,512,656
Index Plus MidCap	18,955,148	38,056,004	(51,070,205)
Index Plus SmallCap	7,909,130	30,755,468	(21,052,918)
At December 31, 2018, the Portfolios did not have any capital loss carryovers for U.S. federal income tax purposes.
The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.
As of December 31, 2018, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2014.
Prior to the reclassification of distributions on the Statement of Changes in Net Assets, the characteristics of distributions for the year ended December 31, 2017 were as follows:
	Index Plus LargeCap	Index Plus MidCap	Index Plus SmallCap
Distributions from net investment income:
Class I	$(11,620,498)	$(7,347,533)	$(2,087,309)
Class S	(1,432,141)	(1,042,875)	(473,519)
	$(13,052,639)	$(8,390,408)	$(2,560,828)
Distributions from net realized gains:
Class I	$(13,314,297)	$(35,337,304)	$(19,997,489)
Class S	(1,942,904)	(6,230,786)	(6,351,708)
	$(15,257,201)	$(41,568,090)	$(26,349,197)
Undistributed net investment income at end of year	$13,124,069	$5,947,461	$2,328,567

NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS
In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2017-08,

27

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for interim and annual periods beginning after December 15, 2018.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. As of December 31, 2018, management of the Portfolios is currently assessing the potential impact to financial statement disclosure that may result from adopting these ASUs.
NOTE 16 — SUBSEQUENT EVENTS
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

28

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus LargeCap Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.4%
		Communication Services: 9.0%
18,691	(1)	Alphabet, Inc. - Class A	$19,531,347	2.3
301,226		Comcast Corp. – Class A	10,256,745	1.2
88,810	(1)	Facebook, Inc. - Class A	11,642,103	1.4
216,861		Verizon Communications, Inc.	12,191,926	1.4
65,815		Walt Disney Co.	7,216,615	0.9
827,464	(2)(3)	Other Securities	15,282,869	1.8
			76,121,605	9.0
		Consumer Discretionary: 9.0%
12,764	(1)	Amazon.com, Inc.	19,171,145	2.3
3,660	(1)	Booking Holdings, Inc.	6,304,057	0.7
76,256		Home Depot, Inc.	13,102,306	1.5
78,322		Ross Stores, Inc.	6,516,390	0.8
499,110	(3)	Other Securities	31,389,813	3.7
			76,483,711	9.0
		Consumer Staples: 6.9%
162,018		Altria Group, Inc.	8,002,069	0.9
156,975		Procter & Gamble Co.	14,429,142	1.7
87,930		Walmart, Inc.	8,190,679	1.0
564,224		Other Securities	28,284,126	3.3
			58,906,016	6.9
		Energy: 5.5%
125,352		Chevron Corp.	13,637,044	1.6
103,574		ConocoPhillips	6,457,839	0.8
94,257		Exxon Mobil Corp.	6,427,385	0.7
412,019		Other Securities	20,382,694	2.4
			46,904,962	5.5
		Financials: 13.6%
71,593		Allstate Corp.	5,915,730	0.7
55,393		Ameriprise Financial, Inc.	5,781,367	0.7
515,845		Bank of America Corp.	12,710,421	1.5
48,841	(1)	Berkshire Hathaway, Inc. – Class B	9,972,355	1.2
126,358		Citigroup, Inc.	6,578,198	0.8
75,072		Comerica, Inc.	5,156,696	0.6
144,457		JPMorgan Chase & Co.	14,101,892	1.6
38,758		S&P Global, Inc.	6,586,535	0.8
1,350,044	(3)	Other Securities	48,945,271	5.7
			115,748,465	13.6
		Health Care: 15.5%
65,747		AbbVie, Inc.	6,061,216	0.7
54,842		Amgen, Inc.	10,676,092	1.3
36,647		Cigna Corp.	6,959,998	0.8
47,118		HCA Healthcare, Inc.	5,863,835	0.7
28,577	(1)	Idexx Laboratories, Inc.	5,315,894	0.6
102,917		Johnson & Johnson	13,281,439	1.6
114,540		Merck & Co., Inc.	8,752,002	1.0
339,519		Pfizer, Inc.	14,820,004	1.8
55,331		UnitedHealth Group, Inc.	13,784,059	1.6
63,758		Zoetis, Inc.	5,453,859	0.6
491,113	(3)	Other Securities	40,436,548	4.8
			131,404,946	15.5
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: 9.0%
37,277		Boeing Co.	$12,021,833	1.4
129,328		Delta Air Lines, Inc.	6,453,467	0.8
63,940		Honeywell International, Inc.	8,447,753	1.0
70,064		Ingersoll-Rand PLC - Class A	6,391,939	0.7
53,425		Union Pacific Corp.	7,384,938	0.9
84,274		Waste Management, Inc.	7,499,543	0.9
458,720	(3)	Other Securities	27,711,136	3.3
			75,910,609	9.0
		Information Technology: 21.0%
46,861	(1)	Adobe, Inc.	10,601,833	1.2
175,216		Apple, Inc.	27,638,572	3.3
311,858		Cisco Systems, Inc.	13,512,807	1.6
59,604		Citrix Systems, Inc.	6,107,026	0.7
74,598	(1)	Fortinet, Inc.	5,253,937	0.6
39,503		Mastercard, Inc. - Class A	7,452,241	0.9
273,688		Microsoft Corp.	27,798,490	3.3
92,711		Texas Instruments, Inc.	8,761,189	1.0
77,257		Total System Services, Inc.	6,280,222	0.7
1,067,001	(3)	Other Securities	64,931,845	7.7
			178,338,162	21.0
		Materials: 2.3%
367,110		Other Securities	19,561,842	2.3
		Real Estate: 2.9%
661,508	(3)	Other Securities	24,319,516	2.9
		Utilities: 3.7%
90,150		Ameren Corp.	5,880,484	0.7
148,163		Exelon Corp.	6,682,151	0.8
583,726		Other Securities	18,601,761	2.2
			31,164,396	3.7
		Total Common Stock (Cost $796,514,652)	834,864,230	98.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.3%
	Securities Lending Collateral(4): 0.3%
1,000,000	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $1,000,184, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 01/25/19-10/20/68)	1,000,000	0.1

See Accompanying Notes to Financial Statements
29

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus LargeCap Portfolio	as of December 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(4) (continued)
635,975	Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.95%, due 01/02/19 (Repurchase Amount $636,078, collateralized by various U.S. Government Agency Obligations, 2.000%-5.500%, Market Value plus accrued interest $648,694, due 02/01/31-02/20/48)	$635,975	0.1
1,000,000	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $1,000,165, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $1,020,000, due 10/01/25-10/20/48)	1,000,000	0.1
		2,635,975	0.3
Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Mutual Funds: 1.0%
8,099,000	(5)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340% (Cost $8,099,000)	$8,099,000	1.0
		Total Short-Term Investments (Cost $10,734,975)	10,734,975	1.3
		Total Investments in Securities (Cost $807,249,627)	$845,599,205	99.7
		Assets in Excess of Other Liabilities	2,950,869	0.3
		Net Assets	$848,550,074	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains securities on loan.

(3)
The grouping contains non-income producing securities.

(4)
Represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of December 31, 2018.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock*	$834,864,230	$—	$—	$834,864,230
Short-Term Investments	8,099,000	2,635,975	—	10,734,975
Total Investments, at fair value	$842,963,230	$2,635,975	$—	$845,599,205
Liabilities Table
Other Financial Instruments+
Futures	(485,426)	—	—	(485,426)
Total Liabilities	$(485,426)	$—	$—	$(485,426)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements
30

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus LargeCap Portfolio	as of December 31, 2018 (continued)

At December 31, 2018, the following futures contracts were outstanding for Voya Index Plus LargeCap Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
S&P 500® E-Mini	84	03/15/19	$10,521,840	$(485,426)
			$10,521,840	$(485,426)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$485,426
Total Liability Derivatives		$485,426

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(571,202)
Total	$(571,202)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(486,580)
Total	$(486,580)

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $807,601,124.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$97,549,919
Gross Unrealized Depreciation	(60,037,263)
Net Unrealized Appreciation	$37,512,656

See Accompanying Notes to Financial Statements
31

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus MidCap Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.1%
		Communication Services: 2.3%
354,077	(1)(2)	Other Securities	$11,114,796	2.3
		Consumer Discretionary: 12.1%
67,726		Brunswick Corp.	3,145,873	0.7
25,516	(3)	Deckers Outdoor Corp.	3,264,772	0.7
22,030		Domino’s Pizza, Inc.	5,463,220	1.1
116,365		Service Corp. International	4,684,855	1.0
1,240,106	(1)(2)	Other Securities	41,561,875	8.6
			58,120,595	12.1
		Consumer Staples: 3.1%
39,219		Ingredion, Inc.	3,584,617	0.7
40,198	(3)	Post Holdings, Inc.	3,582,848	0.7
157,388		Other Securities	8,013,857	1.7
			15,181,322	3.1
		Energy: 3.5%
1,795,719	(1)(2)	Other Securities	16,926,535	3.5
		Financials: 16.3%
87,435		East West Bancorp, Inc.	3,806,046	0.8
37,170		Evercore, Inc.	2,659,885	0.6
87,216		First American Financial Corp.	3,893,322	0.8
211,990		Old Republic International Corp.	4,360,634	0.9
34,099		Primerica, Inc.	3,331,813	0.7
30,881		Reinsurance Group of America, Inc.	4,330,443	0.9
87,705		Synovus Financial Corp.	2,805,683	0.6
159,900		TCF Financial Corp.	3,116,451	0.6
48,330		Wintrust Financial Corp.	3,213,462	0.7
1,490,009	(1)(2)	Other Securities	46,834,418	9.7
			78,352,157	16.3
		Health Care: 10.2%
33,663	(3)	Charles River Laboratories International, Inc.	3,809,978	0.8
10,263		Chemed Corp.	2,907,303	0.6
66,126		Encompass Health Corp.	4,079,974	0.9
45,970		Hill-Rom Holdings, Inc.	4,070,643	0.8
38,288	(3)	Masimo Corp.	4,110,983	0.9
643,802	(2)	Other Securities	29,891,095	6.2
			48,869,976	10.2
		Industrials: 14.8%
36,974		Crane Co.	2,668,783	0.5
36,620		Curtiss-Wright Corp.	3,739,634	0.8
53,321		EMCOR Group, Inc.	3,182,731	0.7
42,396		IDEX Corp.	5,352,919	1.1
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
43,652		Manpowergroup, Inc.	$2,828,650	0.6
36,957		MSC Industrial Direct Co.	2,842,732	0.6
85,812		Timken Co.	3,202,504	0.7
77,540		Toro Co.	4,332,935	0.9
1,224,284	(1)(2)	Other Securities	42,914,319	8.9
			71,065,207	14.8
		Information Technology: 15.2%
98,636		Avnet, Inc.	3,560,760	0.7
23,046	(3)	Fair Isaac Corp.	4,309,602	0.9
43,859		j2 Global, Inc.	3,042,937	0.6
148,687		Jabil, Inc.	3,685,951	0.8
44,508		MKS Instruments, Inc.	2,875,662	0.6
123,701	(3)	NCR Corp.	2,855,019	0.6
125,924		Sabre Corp.	2,724,995	0.6
91,463		Teradyne, Inc.	2,870,109	0.6
161,841		Vishay Intertechnology, Inc.	2,914,756	0.6
805,233	(2)	Other Securities	44,147,140	9.2
			72,986,931	15.2
		Materials: 6.2%
142,874		Louisiana-Pacific Corp.	3,174,660	0.7
133,514		Steel Dynamics, Inc.	4,010,761	0.8
625,593	(1)	Other Securities	22,465,462	4.7
			29,650,883	6.2
		Real Estate: 9.5%
29,665		Camden Property Trust	2,612,003	0.5
404,850		Cousins Properties, Inc.	3,198,315	0.7
124,916		First Industrial Realty Trust, Inc.	3,605,076	0.8
85,449		Highwoods Properties, Inc.	3,306,022	0.7
139,616		Hospitality Properties Trust	3,334,030	0.7
65,218		Lamar Advertising Co.	4,511,781	0.9
875,912	(1)(2)	Other Securities	24,970,420	5.2
			45,537,647	9.5
		Utilities: 5.9%
41,870		Idacorp, Inc.	3,896,422	0.8
62,704		National Fuel Gas Co.	3,209,191	0.6
51,261		NorthWestern Corp.	3,046,954	0.6
68,243		PNM Resources, Inc.	2,804,105	0.6
97,863		UGI Corp.	5,220,991	1.1
275,357	(2)	Other Securities	10,499,033	2.2
			28,676,696	5.9
		Total Common Stock (Cost $527,054,266)	476,482,745	99.1

See Accompanying Notes to Financial Statements
32

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus MidCap Portfolio	as of December 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.5%
	Securities Lending Collateral(4): 0.9%
1,037,386	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $1,037,576, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,058,134, due 01/25/19-10/20/68)	$1,037,386	0.2
1,037,386	Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $1,037,559, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $1,058,134, due 01/25/19-02/01/49)	1,037,386	0.2
217,463	Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.92%, due 01/02/19 (Repurchase Amount $217,498, collateralized by various U.S. Government Securities, 1.875%-2.625%, Market Value plus accrued interest $221,812, due 02/29/24-09/09/49)	217,463	0.1
1,037,386	Nomura Securities, Repurchase Agreement dated 12/31/18, 3.00%, due 01/02/19 (Repurchase Amount $1,037,557, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $1,058,134, due 01/03/19-11/20/68)	1,037,386	0.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(4) (continued)
1,037,386	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $1,037,558, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $1,058,134, due 10/01/25-10/20/48)	$1,037,386	0.2
		4,367,007	0.9
Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.6%
2,694,000	(5)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340% (Cost $2,694,000)	2,694,000	0.6
		Total Short-Term Investments (Cost $7,061,007)	7,061,007	1.5
		Total Investments in Securities (Cost $534,115,273)	$483,543,752	100.6
		Liabilities in Excess of Other Assets	(2,778,367)	(0.6)
		Net Assets	$480,765,385	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains securities on loan.

(2)
The grouping contains non-income producing securities.

(3)
Non-income producing security.

(4)
Represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements
33

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus MidCap Portfolio	as of December 31, 2018 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock*	$476,482,745	$—	$—	$476,482,745
Short-Term Investments	2,694,000	4,367,007	—	7,061,007
Total Investments, at fair value	$479,176,745	$4,367,007	$—	$483,543,752
Liabilities Table
Other Financial Instruments+
Futures	$(94,251)	$—	$—	$(94,251)
Total Liabilities	$(94,251)	$—	$—	$(94,251)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2018, the following futures contracts were outstanding for Voya Index Plus MidCap Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
S&P Mid 400 E-Mini	8	03/15/19	$1,329,760	$(94,251)
			$1,329,760	$(94,251)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$94,251
Total Liability Derivatives		$94,251

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(244,343)
Total	$(244,343)

See Accompanying Notes to Financial Statements
34

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus MidCap Portfolio	as of December 31, 2018 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(186,188)
Total	$(186,188)

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $534,519,706.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$27,332,745
Gross Unrealized Depreciation	(78,402,950)
Net Unrealized Depreciation	$(51,070,205)

See Accompanying Notes to Financial Statements
35

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus SmallCap Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.1%
		Communication Services: 2.4%
32,265		Cogent Communications Holdings, Inc.	$1,458,701	0.6
497,170	(1)(2)	Other Securities	4,131,000	1.8
			5,589,701	2.4
		Consumer Discretionary: 13.1%
45,159		Caleres, Inc.	1,256,775	0.5
13,529		Childrens Place, Inc./The	1,218,828	0.5
49,387		La-Z-Boy, Inc.	1,368,514	0.6
25,731	(3)	TopBuild Corp.	1,157,895	0.5
38,747		Wolverine World Wide, Inc.	1,235,642	0.5
1,432,946	(1)(2)	Other Securities	24,724,579	10.5
			30,962,233	13.1
		Consumer Staples: 3.7%
65,244	(3)	Darling Ingredients, Inc.	1,255,294	0.5
10,029	(4)	Medifast, Inc.	1,253,826	0.5
509,943	(1)(2)	Other Securities	6,273,112	2.7
			8,782,232	3.7
		Energy: 4.1%
1,134,915	(1)(2)	Other Securities	9,685,090	4.1
		Financials: 18.7%
61,385		American Equity Investment Life Holding Co.	1,715,097	0.7
27,820		Employers Holdings, Inc.	1,167,606	0.5
196,787		First BanCorp. Puerto Rico	1,692,368	0.7
40,760		Great Western Bancorp, Inc.	1,273,750	0.6
19,102	(3)	Green Dot Corp.	1,518,991	0.7
67,231	(3)	NMI Holdings, Inc.	1,200,073	0.5
79,370		Redwood Trust, Inc.	1,196,106	0.5
37,892		Selective Insurance Group	2,309,139	1.0
62,415		Simmons First National Corp.	1,506,074	0.6
65,748		United Community Banks, Inc./GA	1,410,952	0.6
32,170		Universal Insurance Holdings, Inc.	1,219,886	0.5
66,677	(4)	Waddell & Reed Financial, Inc.	1,205,520	0.5
28,509		Walker & Dunlop, Inc.	1,233,014	0.5
1,368,417	(1)(2)	Other Securities	25,331,334	10.8
			43,979,910	18.7
		Health Care: 11.6%
15,513	(3)	Amedisys, Inc.	1,816,727	0.8
34,050	(3)	AMN Healthcare Services, Inc.	1,929,273	0.8
29,733	(3)	Emergent Biosolutions, Inc.	1,762,572	0.8
21,337	(3)	Integer Holdings Corp.	1,627,160	0.7
30,155	(3)	Merit Medical Systems, Inc.	1,682,951	0.7
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
826,756	(1)(2)	Other Securities	$18,457,320	7.8
			27,276,003	11.6
		Industrials: 18.6%
34,740		Barnes Group, Inc.	1,862,759	0.8
21,941		EnPro Industries, Inc.	1,318,654	0.6
76,424	(3)	Harsco Corp.	1,517,781	0.6
44,104		Hillenbrand, Inc.	1,672,865	0.7
36,339		Korn/Ferry International	1,436,844	0.6
14,209		Lindsay Corp.	1,367,616	0.6
30,972		Simpson Manufacturing Co., Inc.	1,676,514	0.7
30,386		Skywest, Inc.	1,351,265	0.6
21,063	(3)	SPX Corp.	589,975	0.3
38,854	(3)	SPX FLOW, Inc.	1,181,939	0.5
37,190		Tetra Tech, Inc.	1,925,326	0.8
49,466		Universal Forest Products, Inc.	1,284,137	0.5
22,739		Watts Water Technologies, Inc.	1,467,348	0.6
875,095	(1)(2)	Other Securities	25,137,112	10.7
			43,790,135	18.6
		Information Technology: 14.4%
31,585	(3)	Advanced Energy Industries, Inc.	1,355,944	0.6
22,040	(3)	Fabrinet	1,130,872	0.5
42,648	(3)	Nanometrics, Inc.	1,165,570	0.5
30,773	(3)	Plexus Corp.	1,571,885	0.7
43,528		Progress Software Corp.	1,544,809	0.6
58,908	(3)	Sanmina Corp.	1,417,326	0.6
1,018,967	(1)(2)	Other Securities	25,613,648	10.9
			33,800,054	14.4
		Materials: 4.0%
20,248		Stepan Co.	1,498,352	0.7
262,806	(2)	Other Securities	7,807,780	3.3
			9,306,132	4.0
		Real Estate: 6.2%
53,502		Chesapeake Lodging Trust	1,302,774	0.5
155,258		DiamondRock Hospitality Co.	1,409,743	0.6
23,177		EastGroup Properties, Inc.	2,126,026	0.9
39,848		HFF, Inc.	1,321,360	0.6
14,128		PS Business Parks, Inc.	1,850,768	0.8
835,487	(1)(2)	Other Securities	6,647,828	2.8
			14,658,499	6.2
		Utilities: 2.3%
100,608		Other Securities	5,536,656	2.3
		Total Common Stock (Cost $254,178,857)	233,366,645	99.1

See Accompanying Notes to Financial Statements
36

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus SmallCap Portfolio	as of December 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.1%
	Securities Lending Collateral(5): 2.6%
307,513	Bank of Nova Scotia, Repurchase Agreement dated 12/31/18, 2.95%, due 01/02/19 (Repurchase Amount $307,563, collateralized by various U.S. Government Securities, 0.000%-8.750%, Market Value plus accrued interest $313,715, due 01/08/19-09/09/49)	$307,513	0.2
1,465,952	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $1,466,221, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,495,271, due 01/25/19-10/20/68)	1,465,952	0.6
1,465,952	Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $1,466,197, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $1,495,271, due 01/25/19-02/01/49)	1,465,952	0.6
1,465,952	Nomura Securities, Repurchase Agreement dated 12/31/18, 3.00%, due 01/02/19 (Repurchase Amount $1,466,193, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $1,495,271, due 01/03/19-11/20/68)	1,465,952	0.6
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(5) (continued)
1,465,952	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $1,466,195, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $1,495,271, due 10/01/25-10/20/48)	$1,465,952	0.6
		6,171,321	2.6
Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.5%
1,061,000	(6)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340% (Cost $1,061,000)	1,061,000	0.5
		Total Short-Term Investments (Cost $7,232,321)	7,232,321	3.1
		Total Investments in Securities (Cost $261,411,178)	$240,598,966	102.2
		Liabilities in Excess of Other Assets	(5,189,013)	(2.2)
		Net Assets	$235,409,953	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains securities on loan.

(2)
The grouping contains non-income producing securities.

(3)
Non-income producing security.

(4)
Security, or a portion of the security, is on loan.

(5)
Represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements
37

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus SmallCap Portfolio	as of December 31, 2018 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock*	$233,366,645	$—	$—	$233,366,645
Short-Term Investments	1,061,000	6,171,321	—	7,232,321
Total Investments, at fair value	$234,427,645	$6,171,321	$—	$240,598,966
Liabilities Table
Other Financial Instruments+
Futures	(27,638)	—	—	(27,638)
Total Liabilities	$(27,638)	$—	$—	$(27,638)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2018, the following futures contracts were outstanding for Voya Index Plus SmallCap Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	7	03/15/19	$472,150	$(27,638)
			$472,150	$(27,638)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$27,638
Total Liability Derivatives		$27,638

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$24,147
Total	$24,147

See Accompanying Notes to Financial Statements
38

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus SmallCap Portfolio	as of December 31, 2018 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(28,684)
Total	$(28,684)

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $261,624,245.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$20,647,247
Gross Unrealized Depreciation	(41,700,165)
Net Unrealized Depreciation	$(21,052,918)

See Accompanying Notes to Financial Statements
39

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2018 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Index Plus LargeCap Portfolio
Class ADV	NII	$0.0002
Class I	NII	$0.4310
Class S	NII	$0.3505
All Classes	STCG	$0.5382
All Classes	LTCG	$1.7333
Voya Index Plus MidCap Portfolio
Class I	NII	$0.2312
Class S	NII	$0.1664
All Classes	STCG	$0.5470
All Classes	LTCG	$2.0845
Voya Index Plus SmallCap Portfolio
Class I	NII	$0.2377
Class S	NII	$0.1605
All Classes	STCG	$0.4644
All Classes	LTCG	$2.9872

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended December 31, 2018, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Index Plus LargeCap Portfolio	48.32%
Voya Index Plus MidCap Portfolio	31.15%
Voya Index Plus SmallCap Portfolio	35.89%
The Portfolios designate the following amount of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Index Plus LargeCap Portfolio	$54,397,818
Voya Index Plus MidCap Portfolio	$56,478,151
Voya Index Plus SmallCap Portfolio	$32,021,040
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
40

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about Directors of the Company and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors*:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director	May 2013 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	150	Dentaquest, Boston, MA (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Chairperson Director	January 2014 – Present May 2013 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	150	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	May 2013 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	150	Wisconsin Energy Corporation (June 2006 – Present); The Royce Fund (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 68	Director	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	150	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director	December 2007 – Present	Retired.	150	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Director	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	150	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	May 2013 – Present	Consultant (May 2001 – Present).	150	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	October 2015 – Present	Retired.	150	None.
41

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	May 2013 – Present	Retired.	150	None.
Director who is an “interested person”:
Dina Santoro(3) 230 Park Avenue New York, New York 10169 Age: 45	Director	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	150	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2019.

(3)
Effective July 10, 2018, Ms. Santoro was appointed to the Board of Directors and is deemed to be an “interested person” of the Company as defined in the 1940 Act, because of her current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

*
Effective December 31, 2018, Patrick W. Kenny retired as Director of the Board.

42

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 50	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018); Chief Financial Officer and Chief Accounting Officer, Hartford Investment Management (September 2003 – September 2014).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 45	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 68	Executive Vice President Chief Investment Risk Officer	March 2002 – Present May 2013 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 60	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 48	Senior Vice President	June 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
43

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	March 2002 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018); Assistant Vice President, Voya Investment Management (March 2011 – March 2014).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 42	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Secretary	May 2013 – Present	Senior Vice President and Secretary of Voya Investments, LLC (December 2018 – Present) and Voya Funds Services, LLC (March 2010 – Present); Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
44

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Assistant Secretary	August 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Assistant Secretary	May 2013 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

45

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT Management Contracts AND SUB-ADVISORY CONTRACTS
At a meeting held on November 16, 2018, the Board of Directors (“Board”) of Voya Variable Portfolios, Inc. (the “Company”), including a majority of the Independent Directors, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Company, on behalf of Voya Index Plus LargeCap Portfolio, Voya Index Plus MidCap Portfolio, and Voya Index Plus SmallCap Portfolio, each a series of the Company (the “Portfolios”), and the sub-advisory contracts (the “Sub-Advisory Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”) for an additional one year period ending November 30, 2019. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.
In addition to the Board meeting on November 16, 2018, the Independent Directors also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 11, 2018, and November 14, 2018, specifically to review and consider materials related to the proposed continuance of each Management Contract and each Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts and Sub-Advisory Contracts in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Directors and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Directors. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Directors as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Directors request, and management provides, certain information that the Independent Directors deem to be important or potentially relevant. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contracts and Sub-Advisory Contracts and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Adviser with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Company’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Management Contracts and Sub-Advisory Contracts were appropriate.
Portfolio Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. The Board also considered information from the Manager Research &
Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Company’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. The Board considered that, while the Portfolios do not have management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Directors also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.
Information Regarding Services to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature,

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its
October 11, 2018, November 14, 2018, and/or November 16, 2018 meetings in relation to approving each Portfolio’s Management Contract and Sub-Advisory Contract. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest (worst) performance. The performance data provided to the Board primarily was for various periods ended March 31, 2018. In addition, the Board also considered at its October 11, 2018, November 14, 2018, and November 16, 2018, meetings certain additional data regarding each Portfolio’s most recent performance, asset levels, and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group.
Voya Index Plus LargeCap Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Index Plus LargeCap Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the five-year period, the second quintile for the one-year and three-year periods, the third quintile for the ten-year period, and the fourth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year and five-year periods, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of security selection and sector allocation on the Portfolio’s performance; (2) the competitiveness of the Portfolio’s performance during certain periods; and (3) its confidence in the ability of the Sub-Adviser to execute the Portfolio’s investment strategy.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is below the median contractual management fee rate of the funds in its

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Selected Peer Group; and (c) the net expense ratio for the Portfolio is below the median net expense ratio of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Plus MidCap Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Index Plus MidCap Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the three-year, five-year and ten-year periods, and the fourth quintile for the year-to-date and one-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of security selection on the Portfolio’s performance; (2) the competitiveness of the Portfolio’s performance during certain periods; and (3) its confidence in the Sub-Adviser’s ability to deliver favorable long-term performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is below the median net expense ratio of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Plus SmallCap Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Index Plus SmallCap Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date, three-year and five-year periods, the second quintile for the ten-year period, and the fourth quintile for the one-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of security selection on the Portfolio’s performance; and (2) its confidence in the ability of the Sub-Adviser to execute the Portfolio’s investment strategy.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is below the median net expense ratio of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the
Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

50

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-AIP         (1218-021419)

Annual Report
December 31, 2018
Classes ADV, I, P2, S and S2
Voya Variable Product Index Funds
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Voya Australia Index Portfolio

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Voya Emerging Markets Index Portfolio

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Voya Euro STOXX 50® Index Portfolio

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Voya FTSE 100 Index® Portfolio

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Voya Hang Seng Index Portfolio

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Voya International Index Portfolio

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Voya Japan TOPIX Index® Portfolio

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Voya Russell™ Large Cap Growth Index Portfolio

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Voya Russell™ Large Cap Index Portfolio

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Voya Russell™ Large Cap Value Index Portfolio

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Voya Russell™ Mid Cap Growth Index Portfolio

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Voya Russell™ Mid Cap Index Portfolio

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Voya Russell™ Small Cap Index Portfolio

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Voya U.S. Bond Index Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available: on www.voyainvestments.com and without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Setting Sail for the New Year
Dear Shareholder,
The markets closed out 2018 with a month of tumult — we believe investors became more risk-averse as they assessed the anticipated effects of higher interest rates and slowing corporate earnings, as well as potential economic deceleration in the U.S. and China and trade tensions between the two. There continues to be intense movement in the equity and bond markets, causing a lot of day-to-day volatility for investors to digest.
As we look ahead to 2019, we believe that economic and earnings growth will slow but not stall. The U.S. Federal Reserve Board (“Fed”) has signaled that it will be patient about raising interest rates further, which we believe may help ease pressures on the economy and the financial markets. Economic momentum in the U.S. is still above trend growth and the Fed’s gradual approach means a slowdown is likely to unfold over a multi-year period, which should give markets enough time to adjust expectations, in our opinion.
We do not think investors should view current conditions as a reason to alter their long-term investment strategies. In our view, it is not advisable to abandon diversified positions seeking to sidestep impending risks, or to crowd into areas of strong returns to seek to avoid losses. Instead, we believe investors should continue to spread their exposure across multiple asset classes, sectors and regions, to mitigate concentration risk. In our view, the best response remains to have a plan, diversify and carefully discuss any contemplated portfolio changes with your investment advisor.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
December 31, 2018
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

Market Perspective: Year Ended December 31, 2018

In our semi-annual report we described the market turmoil in early 2018. Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, suffered its first monthly loss in February after 15 consecutive monthly gains. Another loss followed in March and by the end of June the Index was up a slim 1.29% in 2018. The next four months saw the Index gain 5.6%, led by the U.S., with sentiment resilient in the face of the worries that had set them back. However, in October the clouds gathered again, markets retreated, and after a small reprieve in November, losses accelerated to leave the Index down 7.38% for the fiscal year. (The Index returned -8.71% for the year ended December 31, 2018, measured in U.S. dollars.)
It had been the prospect of an imminent rise in U.S. interest rates that had roiled markets in February. Then, in March, the White House announced tariffs of 25% on imported steel and 10% on aluminum, which would take effect at the beginning of June.
Concerns about a trade war and rising U.S. interest rates continued throughout the period. After months of threats, the trade war risk was ratcheted up on September 17th when the President announced tariffs of 10% on Chinese imports, including day-to-day consumer goods, valued at some $200 billion. The rate would increase to 25% at the beginning of 2019. The next day, China replied with 5% to 10% tariffs of its own on $60 billion of U.S. exports. In early December, after a face-to-face meeting between President Trump and his Chinese counterpart Xi Jinping, new tariffs were postponed for 90 days while the sides, evidently far apart, held negotiations.
Interest rate concerns were rooted in the ever-strengthening labor market. The Federal Open Market Committee (“FOMC”) was already committed to policy “normalization”, i.e. a retreat from historically low short-term rates. There was nothing in successive employment reports likely to divert them. The December report announced an unemployment rate of 3.67%, the lowest since 1969.
The latest wage growth figure of 3.1% year-over-year was the highest since 2009, but it did not seem like an inflationary threat. The measure preferred by the U.S. Federal Reserve Board (“Fed”): core Personal Consumption Expenditures inflation, hovered around the target level of 2.0% without breaking through. But as September ended, the 10-year Treasury yield, unable earlier in 2018 to hold a level above 3%, had done so for nine straight days.
Perhaps it was the speed of rising Treasury yields: 2.88% to 3.23% in 22 days to October 5, which shook investors’ confidence, and Fed Chairman Powell’s remark on October 4 that the federal funds rate was “a long way from neutral”. In December, the FOMC raised rates for the fourth time this year, from 2.25% to 2.50%. Markets had hoped that Powell might then signal a pause, to evaluate further data. Instead, he signaled two more increases in 2019.
As 2018 ended, the 10-year Treasury yield was back down to 2.69%. But it provided little comfort. Commentators increasingly fretted that the best days of global growth and corporate profits were over, and a full-blown trade war would only weaken both. Growth in Europe and China was declining. The price of oil was down about 40% since early October. In the U.S., the boost from tax cuts and increased government spending that had helped propel annualized GDP growth to 4.2% in the second quarter and 3.4% in the third, would fade. The housing market had been weakening for months. For corporations, costs were rising and the strong dollar was depressing overseas earnings. With part of the government shut down through Congressional gridlock, the White House, within a final barrage of tweets, declared, “The only problem our economy has is the Fed.” Happy New Year.
In U.S. fixed income markets, the Treasury yield curve rose and flattened over the fiscal year. The Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained just 0.01%; the Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index lost 2.51%, amid heavy issuance of BBB paper, while the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) fell 2.08%. The Bloomberg Barclays Short Treasury Index was among the best performers, gaining 1.88%.
U.S. equities, represented by the S&P 500® Index including dividends, fell 4.38% after the worst December since 1931. The earnings per share of constituent companies grew by about 25% year-over-year in the first three quarters of 2018, the most since 2010, but estimates for 2019 were sharply lower. Health care was the top performer, up 6.47%. Energy was the weakest sector, down 18.10%, as oil prices tumbled.
In currencies, the dollar rose 5.47% against the euro and 5.52% against the pound but lost 2.67% against the yen. From mid-April, after sustained weakness, the dollar powered ahead, as strong U.S. economic data increasingly left the rest of the world behind, only to drift lower in the fraught final days.
International markets were also shaken by the concerns described above. MSCI Japan® Index slumped 15.15% for the year. This market is sensitive to slowing global growth, particularly in China and its own vulnerability to a trade war. MSCI Europe ex UK® Index dropped 11.31%. To add to the dampening effects of faltering economic indicators and threats to global trade, the election of a high-spending populist government in Italy posed a new challenge to the euro itself. MSCI UK® Index fell 8.82%. Pessimism about an increasingly likely no-deal Brexit and global growth hit financials, while weakness in one heavily-weighted consumer staples constituent contributed about 30% of the over-all loss.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays Short Treasury Index	The index measures the performance of U.S. Treasury securities that have a remaining maturity between one and twelve months.
EURO STOXX 50® Index	Covers 50 stocks from 12 euro zone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.
FTSE 100 Index®	A share index of the 100 most highly capitalized U.K. companies listed on the London Stock Exchange.
Hang Seng Index	A free float-adjusted market capitalization-weighted stock market index in Hong Kong.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Emerging Markets Index	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell Midcap® Growth Index	An index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Index	An index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
Russell Top 200® Growth Index	Measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit growth characteristics. It includes Russell Top 200R Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell Top 200® Index	An index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.
Russell Top 200® Value Index	Measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit value characteristics. It includes Russell Top 200 Index companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Benchmark Descriptions (continued)

Index	Description
Standard & Poor’s ASX 200 Index	An investable benchmark for the Australian equity market and it addresses the needs of investment managers seeking to benchmark against a portfolio characterized by sufficient size and liquidity. The Index measures the performance of the 200 largest index-eligible stocks listed on the Australian Securities Exchange by float-adjusted market capitalization. Representative, liquid, and tradable, it is widely considered Australia’s preeminent benchmark index. The Index is float adjusted, covering approximately 80% of Australian equity market capitalization.
Tokyo Stock Price Index	A composite index for the Tokyo Stock Exchange tracking all domestic stocks from the first section of the exchange.

Portfolio Managers’ Report	Voya Australia Index Portfolio

Sector Diversification as of December 31, 2018 (as a percentage of net assets)

Financials	32.3%
Materials	18.6%
Health Care	8.6%
Industrials	7.9%
Real Estate	7.3%
Consumer Discretionary	6.2%
Consumer Staples	5.7%
Energy	5.3%
Communication Services	3.5%
Information Technology	2.1%
Utilities	2.0%
Assets in Excess of Other Liabilities*	0.5%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Australia Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Standard & Poor’s ASX 200 Index (“S&P ASX 200 Index”). The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2018, the Portfolio’s Class I shares provided a total return of  -12.41% compared to the S&P ASX 200 Index, which returned -12.55% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the S&P ASX 200 Index. The Portfolio attempts to track the S&P ASX 200 Index by principally investing in stocks that make up the S&P ASX 200 Index. The Portfolio may not always hold all of the same securities as the S&P ASX 200 Index.
The bottom performing sectors on an absolute basis for the year were communication services, financials, and energy. By contrast, health care was the top performing sector posting positive returns on an absolute
Top Ten Holdings as of December 31, 2018 (as a percentage of net assets)

Commonwealth Bank of Australia	8.4%
BHP Billiton Ltd.	7.2%
Westpac Banking Corp.	5.6%
CSL Ltd.	5.5%
Australia & New Zealand Banking Group Ltd.	4.6%
National Australia Bank Ltd.	4.3%
Woolworths Group Ltd	2.5%
Wesfarmers Ltd.	2.4%
Macquarie Group Ltd.	2.2%
Telstra Corp., Ltd.	2.2%
Portfolio holdings are subject to change daily.
basis.
Current Outlook and Strategy: The Portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the S&P ASX 200 Index.

*
The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Australia Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	Since Inception of Class I March 2, 2011
Class I	-12.41%	0.12%	1.27%
S&P ASX 200 Index	-12.55%	0.69%	1.84%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Australia Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Emerging Markets Index Portfolio

Geographic Diversification as of December 31, 2018 (as a percentage of net assets)

China	30.1%
South Korea	13.7%
Taiwan	11.3%
India	9.3%
Brazil	7.5%
South Africa	6.1%
Russia	3.6%
Mexico	2.8%
Malaysia	2.4%
Thailand	2.4%
Countries between 0.0% – 2.3%^	9.8%
Assets in Excess of Other Liabilities*	1.0%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 16 countries, which each represents 0.0% – 2.3% of net assets.
Portfolio holdings are subject to change daily.
Voya Emerging Markets Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of an index that measures the investment return of emerging markets securities. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2018, the Portfolio’s Class S shares provided a total return of  -15.26% compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned -14.58% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the MSCI EM IndexSM. The Portfolio attempts to track the MSCI EM IndexSM by investing in most of the stocks that make up the MSCI EM IndexSM. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the MSCI EM IndexSM. This approach is employed because of the relatively large number of small and/or illiquid stocks in the MSCI EM IndexSM. The
Top Ten Holdings as of December 31, 2018* (as a percentage of net assets)

Tencent Holdings Ltd.	4.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	3.7%
Alibaba Group Holding Ltd. ADR	3.7%
Samsung Electronics Co., Ltd.	3.5%
Naspers Ltd.	1.8%
China Construction Bank - H Shares	1.6%
China Mobile Ltd.	1.2%
Industrial & Commercial Bank of China - H Shares	1.0%
Ping An Insurance Group Co. of China Ltd. - H Shares	1.0%
Housing Development Finance Corp.	0.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Portfolio may not always hold all of the same securities as the MSCI EM IndexSM.
On an absolute basis, the worst performing territories were Turkey, Greece and Pakistan. On an absolute basis, the best performing territory was Qatar.
Current Strategy and Outlook: The Portfolio invests principally in equity securities and employs a “passive management” approach designed to track the performance of the MSCI EM IndexSM.

*
The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Emerging Markets Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 year	Since Inception of Classes I and S December 19, 2011	Since Inception of Class P2 May 3, 2017
Class I	-15.07%	0.97%	2.40%	—
Class P2(1)	-14.64%	1.12%	—	2.50%
Class S	-15.26%	0.84%	2.23%	—
MSCI EM IndexSM	-14.58%	1.65%	3.67%	3.67%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Emerging Markets Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
The Class P2 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Euro Stoxx 50® Index Portfolio

Geographic Diversification as of December 31, 2018 (as a percentage of net assets)

France	35.8%
Germany	27.5%
Netherlands	12.3%
Spain	10.2%
Italy	4.9%
United Kingdom	3.5%
Belgium	2.2%
Finland	1.3%
Ireland	0.9%
Assets in Excess of Other Liabilities*	1.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Euro STOXX 50® Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the EURO STOXX 50® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2018, the Portfolio’s Class I shares provided a total return of  -16.00% compared to the EURO STOXX 50® Index, which returned -16.25% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the EURO STOXX 50® Index. The Portfolio attempts to track the performance of the EURO STOXX 50® Index by principally investing in stocks that make up the EURO STOXX 50® Index. The Portfolio may not always hold all of the same securities as the EURO STOXX 50® Index.
The bottom performing sectors on an absolute basis for the year were real estate, financials, and healthcare. By contrast, energy was the top performing sector posting positive returns on an absolute basis.
Current Strategy and Outlook: The Portfolio invests principally in common stocks and employs a “passive management”
Top Ten Holdings as of December 31, 2018 (as a percentage of net assets)

Total SA	5.6%
SAP SE	4.3%
Sanofi	3.9%
Siemens AG	3.8%
Linde PLC	3.5%
Allianz SE	3.4%
Unilever NV	3.3%
LVMH Moet Hennessy Louis Vuitton SE	3.1%
Banco Santander SA	3.0%
ASML Holding NV	2.7%
Portfolio holdings are subject to change daily.
approach designed to track the performance of the EURO STOXX 50® Index.

*
The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Euro STOXX 50® Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	Since Inception of Classes ADV and I August 17, 2009
Class ADV	-16.43%	-2.24%	1.90%
Class I	-16.00%	-1.74%	2.41%
EURO STOXX 50® Index	-16.25%	-1.77%	2.22%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Euro STOXX 50® Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrate performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya FTSE 100 Index® Portfolio

Geographic Diversification as of December 31, 2018 (as a percentage of net assets)

United Kingdom	79.1%
Netherlands	10.9%
Switzerland	2.8%
Australia	2.0%
Ireland	0.9%
Germany	0.3%
Bermuda	0.3%
United Arab Emirates	0.1%
Mexico	0.1%
Assets in Excess of Other Liabilities*	3.5%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya FTSE 100 Index® Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the FTSE 100 Index®. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2018, the Portfolio’s Class I shares provided a total return of  -13.89% compared to the FTSE 100 Index®, which returned -14.07% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the FTSE 100 Index®. The Portfolio attempts to track the FTSE 100 Index® by investing in all, or substantially all, of its assets in stocks that make up the FTSE 100 Index®. The Portfolio may not always hold all of the same securities as the FTSE 100 Index®.
The bottom performing sectors on an absolute basis for the year were communication services, information technology and consumer staples. By contrast, health care was the top performing sector posting positive returns on an absolute basis.
Current Outlook and Strategy: The Portfolio currently invests principally in common stocks and employs a “passive
Top Ten Holdings as of December 31, 2018 (as a percentage of net assets)

HSBC Holdings PLC	7.4%
Royal Dutch Shell PLC - Class A	5.9%
BP PLC	5.5%
Royal Dutch Shell PLC - Class B	5.0%
AstraZeneca PLC	4.2%
GlaxoSmithKline PLC	4.1%
Diageo PLC	3.8%
British American Tobacco PLC	3.2%
Unilever PLC	2.6%
Rio Tinto PLC	2.4%
Portfolio holdings are subject to change daily.
management” approach designed to track the performance of the FTSE 100 Index®.

*
The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya FTSE 100 Index® Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	Since Inception of Classes ADV and I August 17, 2009
Class ADV	-14.28%	-2.39%	4.19%
Class I	-13.89%	-1.90%	4.70%
FTSE 100 Index®	-14.07%	-1.44%	5.13%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya FTSE 100 Index® Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrate performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Hang Seng Index Portfolio

Geographic Diversification as of December 31, 2018 (as a percentage of net assets)

China	54.9%
Hong Kong	32.3%
United Kingdom	9.8%
Macau	1.0%
Assets in Excess of Other Liabilities*	2.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Hang Seng Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Hang Seng Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2018, the Portfolio’s Class S shares provided a total return of  -11.53% compared to the Hang Seng Index, which returned -10.68% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Hang Seng Index. The Portfolio attempts to track the Hang Seng Index by principally investing in stocks that make up the Hang Seng Index. The Portfolio may not always hold all of the same securities as the Hang Seng Index.
The bottom performing sectors on an absolute basis for the year were financials, communication services and consumer discretionary. By contrast, utilities was the top performing sector posting positive returns on an absolute basis.
Current Strategy and Outlook: The Portfolio currently invests principally in common stocks and employs a “passive
Top Ten Holdings as of December 31, 2018 (as a percentage of net assets)

Tencent Holdings Ltd.	9.9%
HSBC Holdings PLC (HKD)	9.8%
AIA Group Ltd.	9.1%
China Construction Bank - H Shares	8.0%
China Mobile Ltd.	5.4%
Industrial & Commercial Bank of China - H Shares	4.7%
Ping An Insurance Group Co. of China Ltd. - H Shares	4.5%
Hong Kong Exchanges and Clearing Ltd.	3.1%
Bank of China Ltd. - H Shares	3.1%
CNOOC Ltd.	2.5%
Portfolio holdings are subject to change daily.
management” approach designed to track the performance of the Hang Seng Index.

*
The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change —  because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Hang Seng Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	Since Inception of Classes ADV, I and S May 4, 2009
Class ADV	-11.78%	4.22%	6.65%
Class I	-11.34%	4.73%	7.17%
Class S	-11.53%	4.48%	6.91%
Hang Seng Index	-10.68%	5.76%	8.52%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Hang Seng Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrate performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya International Index portfolio

Geographic Diversification as of December 31, 2018 (as a percentage of net assets)

Japan	23.0%
United Kingdom	14.0%
France	9.8%
Switzerland	8.8%
Germany	8.3%
Australia	6.9%
Netherlands	5.7%
Hong Kong	3.4%
Spain	2.9%
Sweden	2.4%
Countries between 0.0% – 1.9%^	9.7%
Assets in Excess of Other Liabilities*	5.1%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 16 countries, which each represents 0.0% – 1.9% of net assets.
Portfolio holdings are subject to change daily.
Voya International Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2018, the Portfolio’s Class S shares provided a total return of  -13.86% compared to the MSCI EAFE® Index, which returned -13.79% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the MSCI EAFE® Index. The Portfolio attempts to track the MSCI EAFE® Index by investing in most of the stocks which make up the MSCI EAFE® Index. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the MSCI EAFE® Index. The approach is employed because of the relatively large number of small and/or illiquid stocks in the MSCI EAFE® Index. The Portfolio may not always hold all of the same
Top Ten Holdings as of December 31, 2018* (as a percentage of net assets)

Nestle SA	1.9%
Novartis AG	1.4%
Roche Holding AG	1.3%
HSBC Holdings PLC	1.2%
Royal Dutch Shell PLC - Class A	1.0%
Toyota Motor Corp.	1.0%
BP PLC	1.0%
Total SA	1.0%
Royal Dutch Shell PLC - Class B	0.9%
AIA Group Ltd.	0.8%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

securities as the MSCI EAFE® Index.
The bottom performing sectors on an absolute basis for the year were materials, financials, and consumer discretionary. By contrast, utilities was the top performing sector posting positive returns on an absolute basis.
Current Strategy and Outlook: The Portfolio currently invests principally in common stocks and employs a “passive management” approach designed to track the performance of the MSCI EAFE® Index.

*
The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya International Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	-14.11%	-0.23%	5.33%	—
Class I	-13.73%	0.25%	5.88%	—
Class P2(1)	-13.42%	0.36%	5.94%	—
Class S	-13.86%	0.02%	5.60%	—
Class S2	-14.07%	-0.14%	—	8.16%
MSCI EAFE® Index	-13.79%	0.53%	6.32%	8.74%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya International Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrate performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class P2 incepted on May 3, 2017. The Class P2 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Japan TOPIX Index® Portfolio

Sector Diversification as of December 31, 2018 (as a percentage of net assets)

Industrials	22.0%
Consumer Discretionary	17.9%
Financials	11.1%
Information Technology	9.6%
Consumer Staples	9.5%
Health Care	7.4%
Communication Services	7.2%
Materials	6.5%
Real Estate	2.9%
Utilities	2.0%
Energy	1.0%
Assets in Excess of Other Liabilities*	2.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Japan TOPIX Index® Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Tokyo Stock Price Index® (“TOPIX Index®”). The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2018, the Portfolio’s Class I shares provided a total return of  -14.37% compared to the TOPIX Index®, which returned -14.28% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the TOPIX Index®. The Portfolio attempts to track the TOPIX Index® by principally investing in most of the stocks that make up the TOPIX Index®. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the TOPIX Index®. This approach is employed because of the relatively large number of small and/or illiquid stocks in the TOPIX Index®. The Portfolio may not always hold all of the same securities as the TOPIX Index®.
The bottom performing sectors on an absolute basis for the year were materials, energy and financials. By contrast, utilities was the top performing sector posting positive returns on an absolute basis.
Top Ten Holdings as of December 31, 2018 (as a percentage of net assets)

Toyota Motor Corp.	3.3%
Mitsubishi UFJ Financial Group, Inc.	1.7%
Sony Corp.	1.6%
Nippon Telegraph & Telephone Corp.	1.4%
SoftBank Group Corp.	1.4%
Keyence Corp.	1.2%
Sumitomo Mitsui Financial Group, Inc.	1.2%
Honda Motor Co., Ltd.	1.1%
KDDI Corp.	1.0%
Mizuho Financial Group, Inc.	1.0%
Portfolio holdings are subject to change daily.
Current Strategy and Outlook: The Portfolio currently invests principally in common stocks and employs a “passive management” approach designed to track the performance of the TOPIX Index®.

*
The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change —  because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Japan TOPIX Index® Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	Since Inception of Classes ADV and I August 17, 2009
Class ADV	-14.83%	2.81%	4.29%
Class I	-14.37%	3.33%	4.82%
TOPIX Index®	-14.28%	3.90%	5.40%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Japan TOPIX Index® Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrate performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Russell™ Large Cap Growth Index Portfolio

Sector Diversification as of December 31, 2018 (as a percentage of net assets)

Information Technology	31.1%
Consumer Discretionary	14.3%
Health Care	14.1%
Communication Services	13.9%
Industrials	10.6%
Consumer Staples	6.7%
Financials	3.7%
Real Estate	2.3%
Materials	1.3%
Energy	0.5%
Assets in Excess of Other Liabilities*	1.5%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russell™ Large Cap Growth Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Growth Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2018, the Portfolio’s Class S shares provided a total return of  -1.21% compared to the Russell Top 200® Growth Index, which returned -0.52% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Growth Index. The Portfolio attempts to track the Russell Top 200® Growth Index by principally investing stocks that make up the Russell Top 200® Growth Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Growth Index.
Over the reporting period, the top absolute performing sectors were consumer discretionary, health care and information technology. Conversely, the worst performing absolute sector was energy.
Top Ten Holdings as of December 31, 2018 (as a percentage of net assets)

Apple, Inc.	8.3%
Microsoft Corp.	8.0%
Amazon.com, Inc.	6.5%
Facebook, Inc.- Class A	3.5%
Alphabet, Inc. - Class C	3.4%
Alphabet, Inc. - Class A	3.3%
UnitedHealth Group, Inc.	2.6%
Visa, Inc. - Class A	2.6%
Home Depot, Inc.	2.2%
Mastercard, Inc. - Class A	1.9%
Portfolio holdings are subject to change daily.
Current Outlook & Strategy: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Growth Index.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Russell™ Large Cap Growth Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	Since Inception of Classes I and S May 1, 2009	Since Inception of Class ADV July 13, 2015
Class ADV	-1.44%	—	—	9.73%
Class I	-0.97%	11.01%	14.96%	—
Class S	-1.21%	10.73%	14.67%	—
Russell Top 200® Growth Index	-0.52%	11.51%	15.51%	10.73%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Large Cap Growth Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Russell™ Large Cap Index Portfolio

Sector Diversification as of December 31, 2018 (as a percentage of net assets)

Information Technology	20.9%
Health Care	16.7%
Financials	13.6%
Communication Services	11.7%
Consumer Discretionary	9.3%
Industrials	8.0%
Consumer Staples	7.8%
Energy	5.4%
Materials	2.1%
Utilities	1.9%
Real Estate	1.5%
Assets in Excess of Other Liabilities*	1.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russell™ Large Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2018, the Portfolio’s Class S shares provided a total return of  -3.69% compared to the Russell Top 200® Index, which returned -3.08% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Index. The Portfolio attempts to track the Russell Top 200® Index by principally investing in stocks that make up the Russell Top 200® Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Index.
Over the reporting period, the top absolute performing sectors were health care, consumer discretionary and utilities. Conversely, the worst performing absolute sectors were energy, industrials, and materials.
Top Ten Holdings as of December 31, 2018 (as a percentage of net assets)

Microsoft Corp.	4.5%
Apple, Inc.	4.4%
Amazon.com, Inc.	3.5%
Berkshire Hathaway, Inc. – Class B	2.3%
Johnson & Johnson	2.0%
JPMorgan Chase & Co.	1.9%
Alphabet, Inc. - Class C	1.8%
Alphabet, Inc. - Class A	1.8%
Facebook, Inc. - Class A	1.8%
Exxon Mobil Corp.	1.7%
Portfolio holdings are subject to change daily.
Current Outlook & Strategy: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Index.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Russell™ Large Cap Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	-3.92%	8.10%	12.08%	—
Class I	-3.46%	8.64%	12.64%	—
Class S	-3.69%	8.37%	12.36%	—
Class S2	-3.81%	8.21%	—	14.59%
Russell Top 200® Index	-3.08%	8.99%	13.00%	15.55%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Large Cap Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Russell™ Large Cap Value Index Portfolio

Sector Diversification as of December 31, 2018 (as a percentage of net assets)

Financials	24.5%
Health Care	19.7%
Energy	10.8%
Information Technology	9.6%
Communication Services	9.0%
Consumer Staples	9.0%
Industrials	5.2%
Utilities	4.0%
Consumer Discretionary	3.5%
Materials	3.1%
Real Estate	0.6%
Assets in Excess of Other Liabilities*	1.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russell™ Large Cap Value Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Value Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2018, the Portfolio’s Class S shares provided a total return of  -6.85% compared to the Russell Top 200® Value Index, which returned -6.22% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Value Index. The Portfolio attempts to track the Russell Top 200® Value Index by principally investing in stocks that make up the Russell Top 200® Value Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Value Index.
Over the reporting period, the top absolute performing sectors were health care and utilities. Conversely, the worst performing absolute sectors were
Top Ten Holdings as of December 31, 2018 (as a percentage of net assets)

Berkshire Hathaway, Inc. – Class B	4.2%
JPMorgan Chase & Co.	4.0%
Exxon Mobil Corp.	3.5%
Johnson & Johnson	3.5%
Pfizer, Inc.	3.1%
Verizon Communications, Inc.	2.8%
Procter & Gamble Co.	2.8%
Bank of America Corp.	2.8%
Intel Corp.	2.6%
AT&T, Inc.	2.5%
Portfolio holdings are subject to change daily.
industrials, materials and energy.
Current Outlook & Strategy: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Value Index.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Russell™ Large Cap Value Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	Since Inception of Classes I and S May 1, 2009	Since Inception of Class ADV July 13, 2015
Class ADV	-7.18%	—	—	4.39%
Class I	-6.62%	5.86%	11.62%	—
Class S	-6.85%	5.59%	11.35%	—
Russell Top 200® Value Index	-6.22%	6.23%	12.05%	5.31%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Large Cap Value Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Russell™ Mid Cap Growth Index Portfolio

Sector Diversification as of December 31, 2018 (as a percentage of net assets)

Information Technology	31.4%
Consumer Discretionary	16.3%
Industrials	15.8%
Health Care	14.6%
Financials	6.6%
Communication Services	4.0%
Materials	3.6%
Consumer Staples	3.3%
Real Estate	2.3%
Energy	1.5%
Assets in Excess of Other Liabilities*	0.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russell™ Mid Cap Growth Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Growth Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2018, the Portfolio’s Class S shares provided a total return of  -5.36% compared to the Russell Midcap® Growth Index, which returned -4.75% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Growth Index. The Portfolio attempts to track the Russell Midcap® Growth Index by principally investing in stocks that make up the Russell Midcap® Growth Index. The Portfolio may not always hold all of the same securities as the Russell Midcap® Growth Index.
Over the reporting period, the top absolute performing sectors were utilities, consumer staples and information technology. Conversely, the worst performing absolute sectors were materials, energy and financials.
Current Outlook & Strategy: The Portfolio employs a “passive management” approach designed to track the performance
Top Ten Holdings as of December 31, 2018 (as a percentage of net assets)

Edwards Lifesciences Corp.	1.2%
ServiceNow, Inc.	1.2%
Red Hat, Inc.	1.2%
Ross Stores, Inc.	1.2%
Fiserv, Inc.	1.1%
Dollar General Corp.	1.1%
O’Reilly Automotive, Inc.	1.0%
Amphenol Corp.	0.9%
Autodesk, Inc.	0.9%
Moody’s Corp.	0.9%
Portfolio holdings are subject to change daily.
of the Russell Midcap® Growth Index.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Russell™ Mid Cap Growth Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	Since Inception of Classes I, S and S2 May 1, 2009
Class I	-5.14%	7.01%	14.07%
Class S	-5.36%	6.74%	13.80%
Class S2	-5.54%	6.58%	13.63%
Russell Midcap® Growth Index	-4.75%	7.42%	14.46%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Mid Cap Growth Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Russell™ Mid Cap Index Portfolio

Sector Diversification as of December 31, 2018 (as a percentage of net assets)

Information Technology	17.6%
Industrials	13.3%
Financials	12.8%
Consumer Discretionary	11.7%
Health Care	9.9%
Real Estate	9.1%
Utilities	6.8%
Materials	5.0%
Consumer Staples	4.4%
Energy	3.9%
Communication Services	3.5%
Assets in Excess of Other Liabilities*	2.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russell™ Mid Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2018, the Portfolio’s Class S shares provided a total return of  -9.57% compared to the Russell Midcap® Index, which returned -9.06% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Index. The Portfolio attempts to track the Russell Midcap® Index by principally investing in stocks that make up the Russell Midcap® Index. The Portfolio may not always hold all of the same securities as the Russell Midcap® Index.
Over the reporting period, the worst performing absolute sectors were energy, materials and financials. By contrast, utilities and information technology were the top performing sectors posting positive returns on an absolute basis.
Top Ten Holdings as of December 31, 2018* (as a percentage of net assets)

Fidelity National Information Services, Inc.	0.5%
Edwards Lifesciences Corp.	0.5%
Analog Devices, Inc.	0.5%
ServiceNow, Inc.	0.5%
Red Hat, Inc.	0.5%
Ross Stores, Inc.	0.5%
Sempra Energy	0.5%
Fiserv, Inc.	0.5%
Dollar General Corp.	0.5%
Autodesk, Inc.	0.4%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Current Outlook & Strategy: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Index.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Russell™ Mid Cap Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	-9.80%	5.33%	13.07%	—
Class I	-9.31%	5.85%	13.65%	—
Class P2(1)	-9.15%	5.93%	13.69%	—
Class S	-9.57%	5.58%	13.36%	—
Class S2	-9.75%	5.42%	—	15.53%
Russell Midcap® Index	-9.06%	6.26%	14.03%	16.41%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Mid Cap Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class P2 incepted on May 3, 2017. The Class P2 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Russell™ Small Cap Index Portfolio

Sector Diversification as of December 31, 2018 (as a percentage of net assets)

Financials	17.7%
Health Care	15.2%
Industrials	14.5%
Information Technology	14.4%
Consumer Discretionary	11.8%
Real Estate	7.1%
Utilities	3.7%
Materials	3.6%
Energy	3.4%
Communication Services	3.2%
Consumer Staples	2.8%
Assets in Excess of Other Liabilities*	2.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russell™ Small Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell 2000® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2018, the Portfolio’s Class S shares provided a total return of  -11.43% compared to the Russell 2000® Index, which returned -11.01% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell 2000® Index. The Portfolio attempts to track the Russell 2000® Index by principally investing in most of the stocks that make up the Russell 2000® Index. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the Russell 2000® Index. This approach is employed because of the relatively large number of small and/or illiquid stocks in the Russell 2000® Index. The Portfolio may not always hold all of the same securities as the Russell 2000® Index.
Over the reporting period, the top absolute performing sector, posting a positive return was utilities. Conversely, the worst performing absolute sectors were energy, materials, and industrials.
Current Outlook & Strategy: The Portfolio employs a “passive management” approach designed to track the performance
Top Ten Holdings as of December 31, 2018* (as a percentage of net assets)

Integrated Device Technology, Inc.	0.3%
Etsy, Inc.	0.3%
Five Below, Inc.	0.3%
Haemonetics Corp.	0.3%
Ciena Corp.	0.3%
Planet Fitness, Inc.	0.3%
HubSpot, Inc.	0.3%
Idacorp, Inc.	0.3%
LivaNova PLC	0.2%
Cree, Inc.	0.2%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
of the Russell 2000® Index.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Russell™ Small Cap Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	-11.68%	3.71%	11.24%	—
Class I	-11.27%	4.22%	11.78%	—
Class P2(1)	-10.98%	4.35%	11.84%	—
Class S	-11.43%	3.98%	11.51%	—
Class S2	-11.60%	3.82%	—	14.37%
Russell 2000® Index	-11.01%	4.41%	11.97%	15.05%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Small Cap Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class P2 incepted on May 3, 2017. The Class P2 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya U.S. Bond Index Portfolio

Investment Type Allocation as of December 31, 2018 (as a percentage of net assets)

U.S. Treasury Obligations	35.9%
Corporate Bonds/Notes	29.8%
U.S. Government Agency Obligations	28.2%
Foreign Government Bonds	3.2%
Commercial Mortgage-Backed Securities	2.1%
Municipal Bonds	1.0%
Asset-Backed Securities	0.6%
Collateralized Mortgage Obligations	0.1%
Convertible Bonds/Notes	0.0%
Liabilities in Excess of Other Assets*	(0.9)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya U.S. Bond Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Bloomberg Barclays U.S. Aggregate Bond Index. The Portfolio is managed by Bob Kase, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2018, the Portfolio’s Class I shares provided a total return of  -0.33% compared to the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index” or “Bloomberg Barclays U.S. Aggregate Bond”), which returned 0.01% for the same period.
Portfolio Specifics**: The Portfolio is designed to replicate the risk and return drivers of the benchmark by investing in a selection of securities from which the Index is constructed, in conjunction with various derivative positions. Over the reporting period, asset allocation, duration and curve positioning were all flat versus the benchmark. Security selection was slightly additive over the period.
U.S. Treasury futures were used to manage duration throughout the year. These futures, along with the cash bonds, caused duration and yield curve management to be in-line with the Index over the period. Credit default swaps, when combined with cash bonds, were also
Top Ten Holdings as of December 31, 2018* (as a percentage of net assets)

United States Treasury Note, 2.625%, 12/15/21	3.2%
United States Treasury Note, 2.500%, 12/31/20	2.4%
United States Treasury Bond, 3.000%, 08/15/48	2.0%
United States Treasury Note, 2.875%, 11/30/25	1.9%
United States Treasury Note, 2.750%, 02/15/24	1.3%
United States Treasury Note, 3.125%, 11/15/28	1.3%
United States Treasury Note, 2.625%, 12/31/23	1.2%
United States Treasury Note, 2.750%, 11/15/23	1.2%
United States Treasury Note, 1.375%, 04/30/21	1.1%
Freddie Mac, 3.500%, 03/01/48	0.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
in-line with the Index during the reporting period.
Current Strategy and Outlook: With headlines painting the yield curve inversion as a precursor of economic doom, it is important for investors to remember that an inverted yield curve represents fear of a recession, it does not cause a recession. While we see a deceleration in U.S. growth towards trend, we believe investment and improved productivity will support a modestly higher level of potential growth and limit inflationary risks. Meanwhile, we believe a more data-dependent Federal Reserve (“Fed”) will take a break from its rate hikes, supported by limited inflation, a decelerating U.S. economy, elevated global trade tensions and U.S. political gridlock feeding market fears and volatility. Overall, we believe the outlook for investment grade credit remains attractive with earnings reinforcing a supportive fundamental picture. We believe technical factors — including new corporate bond issuance — are likely to dominate near-term investment grade spread moves. Agency MBS fundamentals remain solid with subdued prepays, while the Fed’s transparency in monetary policy and balance sheet normalization has helped the market adjust to the additional supply. We believe the lack of Fed demand for Agency MBS could impair the performance for ‘current’ lower coupon mortgages, while slower prepays should provide a buffer for higher premium coupons.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya U.S. Bond Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	-0.84%	1.70%	2.61%	—
Class I	-0.33%	2.21%	3.12%	—
Class P2(1)	-0.08%	2.29%	3.17%	—
Class S	-0.58%	1.96%	2.86%	—
Class S2	-0.73%	1.79%	—	2.90%
Bloomberg Barclays U.S. Aggregate Bond	0.01%	2.52%	3.48%	3.67%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya U.S. Bond Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.
Prior to February 21, 2012, the Portfolio was managed by a different sub-adviser.

(1)
Class P2 incepted on May 3, 2017. The Class P2 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2018*	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2018*
Voya Australia Index Portfolio
Class I	$1,000.00	$885.90	0.50%	$2.38	$1,000.00	$1,022.68	0.50%	$2.55
Voya Emerging Markets Index Portfolio
Class I	$1,000.00	$914.20	0.54%	$2.61	$1,000.00	$1,022.48	0.54%	$2.75
Class P2	1,000.00	916.40	0.15	0.72	1,000.00	1,024.45	0.15	0.77
Class S	1,000.00	913.00	0.79	3.81	1,000.00	1,021.22	0.79	4.02
Voya Euro STOXX 50® Index Portfolio
Class ADV	$1,000.00	$869.60	0.94%	$4.43	$1,000.00	$1,020.47	0.94%	$4.79
Class I	1,000.00	871.60	0.44	2.08	1,000.00	1,022.99	0.44	2.24
Voya FTSE 100 Index® Portfolio
Class ADV	$1,000.00	$866.10	0.93%	$4.37	$1,000.00	$1,020.52	0.93%	$4.74
Class I	1,000.00	868.20	0.43	2.02	1,000.00	1,023.04	0.43	2.19
Voya Hang Seng Index Portfolio
Class ADV	$1,000.00	$907.10	1.07%	$5.14	$1,000.00	$1,019.81	1.07%	$5.45
Class I	1,000.00	908.80	0.57	2.74	1,000.00	1,022.33	0.57	2.91
Class S	1,000.00	908.10	0.82	3.94	1,000.00	1,021.07	0.82	4.18
Voya International Index Portfolio
Class ADV	$1,000.00	$884.80	0.94%	$4.47	$1,000.00	$1,020.47	0.94%	$4.79
Class I	1,000.00	886.10	0.45	2.14	1,000.00	1,022.94	0.45	2.29
Class P2	1,000.00	888.30	0.15	0.71	1,000.00	1,024.45	0.15	0.77
Class S	1,000.00	886.30	0.70	3.33	1,000.00	1,021.68	0.70	3.57
Class S2	1,000.00	885.10	0.85	4.04	1,000.00	1,020.92	0.85	4.33

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2018*	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2018*
Voya Japan TOPIX Index® Portfolio
Class ADV	$1,000.00	$873.30	0.94%	$4.44	$1,000.00	$1,020.47	0.94%	$4.79
Class I	1,000.00	875.40	0.44	2.08	1,000.00	1,022.99	0.44	2.24
Voya Russell™ Large Cap Growth Index Portfolio
Class ADV	$1,000.00	$918.60	0.93%	$4.50	$1,000.00	$1,020.52	0.93%	$4.74
Class I	1,000.00	920.80	0.43	2.08	1,000.00	1,023.04	0.43	2.19
Class S	1,000.00	919.60	0.68	3.29	1,000.00	1,021.78	0.68	3.47
Voya Russell™ Large Cap Index Portfolio
Class ADV	$1,000.00	$936.80	0.86%	$4.20	$1,000.00	$1,020.87	0.86%	$4.38
Class I	1,000.00	938.80	0.36	1.76	1,000.00	1,023.39	0.36	1.84
Class S	1,000.00	937.90	0.61	2.98	1,000.00	1,022.13	0.61	3.11
Class S2	1,000.00	936.87	0.76	3.71	1,000.00	1,021.37	0.76	3.87
Voya Russell™ Large Cap Value Index Portfolio
Class ADV	$1,000.00	$955.80	0.91%	$4.49	$1,000.00	$1,020.62	0.91%	$4.63
Class I	1,000.00	958.50	0.41	2.02	1,000.00	1,023.14	0.41	2.09
Class S	1,000.00	957.30	0.66	3.26	1,000.00	1,021.88	0.66	3.36
Voya Russell™ Mid Cap Growth Index Portfolio
Class I	$1,000.00	$901.70	0.40%	$1.92	$1,000.00	$1,023.19	0.40%	$2.04
Class S	1,000.00	900.60	0.65	3.11	1,000.00	1,021.93	0.65	3.31
Class S2	1,000.00	899.80	0.80	3.83	1,000.00	1,021.17	0.80	4.08
Voya Russell™ Mid Cap Index Portfolio
Class ADV	$1,000.00	$885.40	0.91%	$4.32	$1,000.00	$1,020.62	0.91%	$4.63
Class I	1,000.00	887.70	0.41	1.95	1,000.00	1,023.14	0.41	2.09
Class P2	1,000.00	888.10	0.16	0.76	1,000.00	1,024.40	0.16	0.82
Class S	1,000.00	886.30	0.66	3.14	1,000.00	1,021.88	0.66	3.36
Class S2	1,000.00	885.50	0.81	3.85	1,000.00	1,021.12	0.81	4.13
Voya Russell™ Small Cap Index Portfolio
Class ADV	$1,000.00	$822.70	0.96%	$4.41	$1,000.00	$1,020.37	0.96%	$4.89
Class I	1,000.00	824.70	0.46	2.12	1,000.00	1,022.89	0.46	2.35
Class P2	1,000.00	826.10	0.16	0.74	1,000.00	1,024.40	0.16	0.82
Class S	1,000.00	824.40	0.71	3.26	1,000.00	1,021.63	0.71	3.62
Class S2	1,000.00	823.20	0.86	3.95	1,000.00	1,020.87	0.86	4.38
Voya U.S. Bond Index Portfolio
Class ADV	$1,000.00	$1,013.30	0.90%	$4.57	$1,000.00	$1,020.67	0.90%	$4.58
Class I	1,000.00	1,015.80	0.40	2.03	1,000.00	1,023.19	0.40	2.04
Class P2	1,000.00	1,016.10	0.15	0.76	1,000.00	1,024.45	0.15	0.77
Class S	1,000.00	1,014.60	0.65	3.30	1,000.00	1,021.93	0.65	3.31
Class S2	1,000.00	1,012.80	0.80	4.06	1,000.00	1,021.17	0.80	4.08

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Voya Variable Portfolios, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Australia Index Portfolio, Voya Emerging Markets Index Portfolio, Voya Euro STOXX 50® Index Portfolio, Voya FTSE 100 Index® Portfolio, Voya Hang Seng Index Portfolio, Voya International Index Portfolio, Voya Japan TOPIX Index® Portfolio, Voya Russell™ Large Cap Growth Index Portfolio, Voya Russell™ Large Cap Index Portfolio, Voya Russell™ Large Cap Value Index Portfolio, Voya Russell™ Mid Cap Growth Index Portfolio, Voya Russell™ Mid Cap Index Portfolio, Voya Russell™ Small Cap Index Portfolio, and Voya U.S. Bond Index Portfolio (the Funds), each a series of Voya Variable Portfolios, Inc., including the summary portfolios or portfolios of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from the brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
February 15, 2019

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2018

	Voya Australia Index Portfolio	Voya Emerging Markets Index Portfolio	Voya Euro STOXX 50® Index Portfolio	Voya FTSE 100 Index® Portfolio
ASSETS:
Investments in securities at fair value+*	$93,375,487	$763,528,221	$339,995,351	$207,440,804
Short-term investments at fair value**	1,904,371	17,808,969	578,435	1,126,000
Cash	856	14,557	3,313	1,990
Cash collateral for futures	52,038	674,917	352,406	314,481
Foreign currencies at value***	78,671	437,045	3,130,129	4,361,728
Foreign cash collateral for futures****	27,651	—	—	10,389
Receivables:
Investment securities and currencies sold	—	42,496,014	—	5,317,828
Fund shares sold	145,254	350,664	2,717,179	1,265,506
Dividends	216,550	2,112,768	233,632	642,856
Foreign tax reclaims	—	—	1,591,768	28,340
Unrealized appreciation on forward foreign currency contracts	9,213	20,167	33,308	43,440
Prepaid expenses	462	3,501	1,775	1,251
Reimbursement due from manager	—	99,665	—	—
Other assets	3,488	14,502	13,714	10,208
Total assets	95,814,041	827,560,990	348,651,010	220,564,821
LIABILITIES:
Payable for investment securities and currencies purchased	—	34,648	—	5,088,176
Payable to broker	—	—	2,955,979	—
Payable for fund shares redeemed	761,283	49,162,165	238,645	188,982
Payable for foreign cash collateral for futures*****	—	—	21,249	—
Payable upon receipt of securities loaned	1,060,371	5,699,969	288,435	—
Unrealized depreciation on forward foreign currency contracts	19,922	6,977	9,393	6,156
Payable for investment management fees	28,385	266,246	103,482	64,007
Payable for distribution and shareholder service fees	—	—	7,654	1,775
Payable for directors fees	506	3,956	1,908	1,245
Payable to directors under the deferred compensation plan (Note 6)	3,488	14,502	13,714	10,208
Payable for Indian capital gains tax	—	84,369	—	—
Other accrued expenses and liabilities	40,667	1,063,537	145,648	109,588
Total liabilities	1,914,622	56,336,369	3,786,107	5,470,137
NET ASSETS	$93,899,419	$771,224,621	$344,864,903	$215,094,684
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$131,103,219	$831,268,358	$353,474,119	$225,702,080
Total distributable loss	(37,203,800)	(60,043,737)	(8,609,216)	(10,607,396)
NET ASSETS	$93,899,419	$771,224,621	$344,864,903	$215,094,684
+ Including securities loaned at value	$1,000,197	$5,206,500	$234,447	$—
* Cost of investments in securities	$99,372,570	$758,573,778	$349,983,989	$226,383,677
** Cost of short-term investments	$1,904,371	$17,808,969	$578,435	$1,126,000
*** Cost of foreign currencies	$78,518	$436,984	$3,129,844	$4,330,517
**** Cost of foreign cash collateral for futures	$27,651	$—	$—	$10,389
***** Cost of payable for foreign cash collateral for futures	$—	$—	$21,249	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2018 (continued)

	Voya Australia Index Portfolio	Voya Emerging Markets Index Portfolio	Voya Euro STOXX 50® Index Portfolio	Voya FTSE 100 Index® Portfolio
Class ADV
Net assets	n/a	n/a	$17,714,145	$4,369,280
Shares authorized	n/a	n/a	100,000,000	100,000,000
Par value	n/a	n/a	$0.001	$0.001
Shares outstanding	n/a	n/a	1,937,312	553,769
Net asset value and redemption price per share	n/a	n/a	$9.14	$7.89
Class I
Net assets	$93,899,419	$499,267,668	$327,150,758	$210,725,404
Shares authorized	100,000,000	100,000,000	200,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	12,214,238	46,821,593	35,425,838	26,434,936
Net asset value and redemption price per share	$7.69	$10.66	$9.23	$7.97
Class P2
Net assets	n/a	$271,953,739	n/a	n/a
Shares authorized	n/a	100,000,000	n/a	n/a
Par value	n/a	$0.001	n/a	n/a
Shares outstanding	n/a	25,327,482	n/a	n/a
Net asset value and redemption price per share	n/a	$10.74	n/a	n/a
Class S
Net assets	n/a	$3,214	n/a	n/a
Shares authorized	n/a	100,000,000	n/a	n/a
Par value	n/a	$0.001	n/a	n/a
Shares outstanding	n/a	300	n/a	n/a
Net asset value and redemption price per share	n/a	$10.71	n/a	n/a
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2018

	Voya Hang Seng Index Portfolio	Voya International Index Portfolio	Voya Japan TOPIX Index® Portfolio	Voya Russell™ Large Cap Growth Index Portfolio
ASSETS:
Investments in securities at fair value+*	$41,645,135	$1,520,010,234	$217,543,300	$641,318,249
Short-term investments at fair value**	757,875	77,018,802	3,974,578	8,196,000
Cash	331	774	2,277	180,710
Cash collateral for futures	121,689	3,772,206	441,194	528,240
Foreign currencies at value***	51,824	116,716	32,311	—
Foreign cash collateral for futures****	7,373	—	—	—
Receivables:
Investment securities and currencies sold	1,720,894	1,970,164	70,910	—
Fund shares sold	8,852	14,340,492	4,646,391	534,423
Dividends	1,086	2,043,684	333,279	482,230
Foreign tax reclaims	—	3,571,941	99,888	—
Unrealized appreciation on forward foreign currency contracts	—	—	121,404	—
Prepaid expenses	347	7,969	1,403	3,385
Reimbursement due from manager	—	310,439	—	—
Other assets	2,745	69,195	9,740	16,109
Total assets	44,318,151	1,623,232,616	227,276,675	651,259,346
LIABILITIES:
Payable for investment securities and currencies purchased	—	1,089,494	45,641	—
Payable for fund shares redeemed	1,521,761	7,017,945	158,240	246,799
Payable for foreign cash collateral for futures*****	—	—	20,170	—
Payable upon receipt of securities loaned	219,875	11,535,802	2,811,578	—
Unrealized depreciation on forward foreign currency contracts	1,223	421	31,347	—
Payable for investment management fees	13,174	626,434	67,226	224,627
Payable for distribution and shareholder service fees	5,088	233,965	3,277	70,469
Payable for directors fees	288	8,627	1,336	3,628
Payable to directors under the deferred compensation plan (Note 6)	2,745	69,195	9,740	16,109
Other accrued expenses and liabilities	51,438	499,502	106,165	67,460
Total liabilities	1,815,592	21,081,385	3,254,720	629,092
NET ASSETS	$42,502,559	$1,602,151,231	$224,021,955	$650,630,254
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$20,227,022	$1,611,155,449	$170,999,512	$248,720,557
Total distributable earnings (loss)	22,275,537	(9,004,218)	53,022,443	401,909,697
NET ASSETS	$42,502,559	$1,602,151,231	$224,021,955	$650,630,254
+ Including securities loaned at value	$208,996	$10,961,789	$2,670,296	$—
* Cost of investments in securities	$28,073,125	$1,497,721,027	$182,475,661	$279,071,490
** Cost of short-term investments	$757,875	$77,018,802	$3,974,578	$8,196,000
*** Cost of foreign currencies	$51,797	$116,272	$32,197	$—
**** Cost of foreign cash collateral for futures	$7,373	$—	$—	$—
***** Cost of payable for foreign cash collateral for futures	$—	$—	$20,170	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2018 (continued)

	Voya Hang Seng Index Portfolio	Voya International Index Portfolio	Voya Japan TOPIX Index® Portfolio	Voya Russell™ Large Cap Growth Index Portfolio
Class ADV
Net assets	$691,767	$524,306,984	$7,449,591	$4,194
Shares authorized	100,000,000	250,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	52,851	59,380,202	766,039	126
Net asset value and redemption price per share	$13.09	$8.83	$9.72	$33.18
Class I
Net assets	$19,296,202	$299,378,046	$216,572,364	$329,022,305
Shares authorized	100,000,000	200,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,466,057	33,179,684	22,001,751	9,824,468
Net asset value and redemption price per share	$13.16	$9.02	$9.84	$33.49
Class P2
Net assets	n/a	$708,456,974	n/a	n/a
Shares authorized	n/a	300,000,000	n/a	n/a
Par value	n/a	$0.001	n/a	n/a
Shares outstanding	n/a	78,149,153	n/a	n/a
Net asset value and redemption price per share	n/a	$9.07	n/a	n/a
Class S
Net assets	$22,514,590	$68,720,310	n/a	$321,603,755
Shares authorized	100,000,000	100,000,000	n/a	100,000,000
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	1,713,987	7,673,569	n/a	9,662,023
Net asset value and redemption price per share	$13.14	$8.96	n/a	$33.29
Class S2
Net assets	n/a	$1,288,917	n/a	n/a
Shares authorized	n/a	100,000,000	n/a	n/a
Par value	n/a	$0.001	n/a	n/a
Shares outstanding	n/a	144,219	n/a	n/a
Net asset value and redemption price per share	n/a	$8.94	n/a	n/a
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2018

	Voya Russell™ Large Cap Index Portfolio	Voya Russell™ Large Cap Value Index Portfolio	Voya Russell™ Mid Cap Growth Index Portfolio	Voya Russell™ Mid Cap Index Portfolio
ASSETS:
Investments in securities at fair value+*	$822,310,418	$347,773,903	$259,031,323	$1,332,404,442
Investments in affiliates at fair value**	—	—	43,833	1,309,648
Short-term investments at fair value***	8,385,000	4,050,000	6,371,687	37,416,236
Cash	160,847	36,329	39,323	440,043
Cash collateral for futures	521,694	264,335	117,395	1,270,389
Receivables:
Investment securities sold	—	—	—	1,404,188
Fund shares sold	511,201	—	212,037	26,028,998
Dividends	854,162	474,129	107,675	2,297,786
Foreign tax reclaims	—	920	—	—
Prepaid expenses	4,309	1,973	1,503	9,090
Reimbursement due from manager	14,884	—	5,581	82,320
Other assets	72,874	8,999	9,270	59,778
Total assets	832,835,389	352,610,588	265,939,627	1,402,722,918
LIABILITIES:
Payable for investment securities purchased	328,001	291,271	122,618	23,874,398
Payable for investments in affiliated underlying funds purchased	—	—	—	23,169
Payable for fund shares redeemed	151,222	1,078,407	46	1,108,835
Payable upon receipt of securities loaned	—	—	4,701,687	15,606,236
Payable for investment management fees	254,003	113,744	91,230	481,426
Payable for distribution and shareholder service fees	136,446	58,305	53,920	125,699
Payable for directors fees	4,557	1,990	1,545	8,416
Payable to directors under the deferred compensation plan (Note 6)	72,874	8,999	9,270	59,778
Other accrued expenses and liabilities	101,807	49,970	133,063	242,188
Total liabilities	1,048,910	1,602,686	5,113,379	41,530,145
NET ASSETS	$831,786,479	$351,007,902	$260,826,248	$1,361,192,773
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$292,740,879	$258,546,554	$137,907,818	$558,588,981
Total distributable earnings	539,045,600	92,461,348	122,918,430	802,603,792
NET ASSETS	$831,786,479	$351,007,902	$260,826,248	$1,361,192,773
+ Including securities loaned at value	$—	$—	$4,566,523	$15,153,951
* Cost of investments in securities	$323,775,225	$274,760,422	$164,765,030	$786,621,414
** Cost of investments in affiliates	$—	$—	$39,993	$889,502
*** Cost of short-term investments	$8,385,000	$4,050,000	$6,371,687	$37,416,236
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2018 (continued)

	Voya Russell™ Large Cap Index Portfolio	Voya Russell™ Large Cap Value Index Portfolio	Voya Russell™ Mid Cap Growth Index Portfolio	Voya Russell™ Mid Cap Index Portfolio
Class ADV
Net assets	$54,274,840	$3,516	n/a	$152,322,903
Shares authorized	100,000,000	100,000,000	n/a	100,000,000
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	2,776,728	173	n/a	12,180,431
Net asset value and redemption price per share	$19.55	$20.34	n/a	$12.51
Class I
Net assets	$260,308,671	$85,884,762	$15,150,675	$765,511,085
Shares authorized	400,000,000	100,000,000	100,000,000	300,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	13,053,302	4,174,583	509,906	59,088,985
Net asset value and redemption price per share	$19.94	$20.57	$29.71	$12.96
Class P2
Net assets	n/a	n/a	n/a	$180,789,768
Shares authorized	n/a	n/a	n/a	100,000,000
Par value	n/a	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	n/a	13,893,890
Net asset value and redemption price per share	n/a	n/a	n/a	$13.01
Class S
Net assets	$516,423,708	$265,119,624	$244,213,751	$250,241,648
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	26,083,950	12,980,526	8,244,895	19,566,745
Net asset value and redemption price per share	$19.80	$20.42	$29.62	$12.79
Class S2
Net assets	$779,260	n/a	$1,461,822	$12,327,369
Shares authorized	100,000,000	n/a	100,000,000	100,000,000
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	38,292	n/a	49,462	978,165
Net asset value and redemption price per share	$20.35	n/a	$29.55	$12.60
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2018

	Voya Russell™ Small Cap Index Portfolio	Voya U.S. Bond Index Portfolio
ASSETS:
Investments in securities at fair value+*	$742,663,614	$3,229,271,177
Short-term investments at fair value**	54,796,978	125,806,101
Cash	249,647	560,428
Cash collateral for futures	972,930	7,675
Receivables:
Investment securities sold	545,534	81,473,004
Investment securities sold on a delayed-delivery or when-issued basis	—	49,258,550
Fund shares sold	25,343,722	581,826
Dividends	1,075,279	12,197
Interest	—	19,184,740
Prepaid expenses	4,461	15,787
Reimbursement due from manager	29,305	203,845
Other assets	33,513	116,894
Total assets	825,714,983	3,506,492,224
LIABILITIES:
Payable for investment securities purchased	22,008,935	5,141,471
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	111,504,780
Payable for fund shares redeemed	344,137	162,150,229
Payable upon receipt of securities loaned	40,474,978	22,017,472
Cash received as collateral for delayed-delivery or when-issued securities (Note 2)	—	1,518,453
Payable for investment management fees	280,582	1,079,276
Payable for distribution and shareholder service fees	87,034	48,125
Payable for directors fees	4,518	16,702
Payable to directors under the deferred compensation plan (Note 6)	33,513	116,894
Other accrued expenses and liabilities	108,666	393,984
Total liabilities	63,342,363	303,987,386
NET ASSETS	$762,372,620	$3,202,504,838
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$504,806,904	$3,235,428,356
Total distributable earnings (loss)	257,565,716	(32,923,518)
NET ASSETS	$762,372,620	$3,202,504,838
+ Including securities loaned at value	$39,184,452	$21,508,210
* Cost of investments in securities	$578,173,339	$3,248,407,696
** Cost of short-term investments	$54,796,978	$125,810,543
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2018 (continued)

	Voya Russell™ Small Cap Index Portfolio	Voya U.S. Bond Index Portfolio
Class ADV
Net assets	$97,210,398	$27,117,903
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	7,756,547	2,641,448
Net asset value and redemption price per share	$12.53	$10.27
Class I
Net assets	$386,854,324	$2,146,798,241
Shares authorized	100,000,000	700,000,000
Par value	$0.001	$0.001
Shares outstanding	29,795,907	208,268,375
Net asset value and redemption price per share	$12.98	$10.31
Class P2
Net assets	$79,563,414	$856,890,140
Shares authorized	100,000,000	300,000,000
Par value	$0.001	$0.001
Shares outstanding	6,091,888	83,106,516
Net asset value and redemption price per share	$13.06	$10.31
Class S
Net assets	$191,769,289	$170,552,153
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	14,915,904	16,593,553
Net asset value and redemption price per share	$12.86	$10.28
Class S2
Net assets	$6,975,195	$1,146,401
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	552,634	111,484
Net asset value and redemption price per share	$12.62	$10.28
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2018

	Voya Australia Index Portfolio	Voya Emerging Markets Index Portfolio	Voya Euro STOXX 50® Index Portfolio	Voya FTSE 100 Index® Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,315,799	$20,344,871	$11,587,000	$10,661,250
Interest, net of foreign taxes withheld*	976	42,113	6,125	4,038
Securities lending income, net	34,568	120,619	199,902	52,391
Other	25	1,091	—	—
Total investment income	4,351,368	20,508,694	11,793,027	10,717,679
EXPENSES:
Investment management fees	709,063	5,142,412	2,671,422	1,743,530
Distribution and shareholder service fees:
Class ADV	—	—	112,750	26,559
Class S	—	9	—	—
Transfer agent fees	170	2,060	601	469
Shareholder reporting expense	1,199	23,252	12,990	9,322
Professional fees	15,127	87,955	29,156	22,644
Custody and accounting expense	106,391	877,638	133,288	92,643
Directors fees	4,052	31,646	15,265	9,963
License fee	15,002	237,337	114,487	53,696
Miscellaneous expense	8,705	36,928	24,056	19,347
Interest expense	623	1,026	304	1,433
Total expenses	860,332	6,440,263	3,114,319	1,979,606
Waived and reimbursed fees	(354,530)	(3,149,709)	(1,335,704)	(871,761)
Net expenses	505,802	3,290,554	1,778,615	1,107,845
Net investment income	3,845,566	17,218,140	10,014,412	9,609,834
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(344,577)	247,112	4,538,535	7,219,122
Capital gain distributions from unaffiliated underlying funds	—	—	—	31
Forward foreign currency contracts	(172,749)	92,473	(765,836)	(336,095)
Foreign currency related transactions	(77,665)	(452,861)	(120,546)	(2,116)
Futures	(7,229)	(5,672,662)	(381,429)	149,511
Net realized gain (loss)	(602,220)	(5,785,938)	3,270,724	7,030,453
Net change in unrealized appreciation (depreciation) on:
Investments (net of Indian capital gains tax accrued#)	(16,193,326)	(140,825,786)	(77,453,140)	(50,794,669)
Forward foreign currency contracts	(16,584)	13,190	(32,197)	24,182
Foreign currency related transactions	(4,983)	11,726	(80,898)	730
Futures	1,657	(185,735)	24,121	(42,200)
Net change in unrealized appreciation (depreciation)	(16,213,236)	(140,986,605)	(77,542,114)	(50,811,957)
Net realized and unrealized loss	(16,815,456)	(146,772,543)	(74,271,390)	(43,781,504)
Decrease in net assets resulting from operations	$(12,969,890)	$(129,554,403)	$(64,256,978)	$(34,171,670)
* Foreign taxes withheld	$67,252	$2,609,966	$1,800,887	$157,638
# Foreign taxes accrued on Indian investments	$—	$613,734	$—	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2018

	Voya Hang Seng Index Portfolio	Voya International Index Portfolio	Voya Japan TOPIX Index® Portfolio	Voya Russell™ Large Cap Growth Index Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,851,898	$51,443,998	$5,255,563	$10,294,409
Interest, net of foreign taxes withheld*	482	56,770	2,732	4,418
Securities lending income, net	691	671,151	74,611	36,186
Other	—	—	—	2,267
Total investment income	1,853,071	52,171,919	5,332,906	10,337,280
EXPENSES:
Investment management fees	402,634	7,846,759	1,870,583	3,583,097
Distribution and shareholder service fees:
Class ADV	4,294	3,139,594	48,996	22
Class S	69,020	189,390	—	893,505
Class S2	—	5,504	—	—
Transfer agent fees	192	3,860	507	1,551
Shareholder reporting expense	3,854	71,240	12,010	39,420
Professional fees	12,579	100,675	24,415	43,560
Custody and accounting expense	70,190	605,366	150,245	81,770
Directors fees	2,301	69,017	10,689	29,026
License fee	23,008	517,615	16,035	—
Miscellaneous expense	12,449	67,232	21,986	34,265
Interest expense	697	1,235	2,650	587
Total expenses	601,218	12,617,487	2,158,116	4,706,803
Waived and reimbursed fees	(201,316)	(3,606,328)	(935,287)	(725,639)
Net expenses	399,902	9,011,159	1,222,829	3,981,164
Net investment income	1,453,169	43,160,760	4,110,077	6,356,116
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	9,788,629	(1,923,694)	20,152,551	34,726,746
Forward foreign currency contracts	(5,705)	69,611	(166,177)	—
Foreign currency related transactions	374	(245,905)	31,955	—
Futures	(78,066)	(9,378,233)	(653,513)	(1,045,832)
Net realized gain (loss)	9,705,232	(11,478,221)	19,364,816	33,680,914
Net change in unrealized appreciation (depreciation) on:
Investments	(16,079,029)	(281,275,849)	(59,775,841)	(44,950,391)
Forward foreign currency contracts	(639)	(421)	86,503	—
Foreign currency related transactions	(114)	(87,045)	(2,470)	—
Futures	(4,045)	(2,165,882)	(110,991)	(189,297)
Net change in unrealized appreciation (depreciation)	(16,083,827)	(283,529,197)	(59,802,799)	(45,139,688)
Net realized and unrealized loss	(6,378,595)	(295,007,418)	(40,437,983)	(11,458,774)
Decrease in net assets resulting from operations	$(4,925,426)	$(251,846,658)	$(36,327,906)	$(5,102,658)
* Foreign taxes withheld	$82,076	$5,159,765	$632,644	$98
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2018

	Voya Russell™ Large Cap Index Portfolio	Voya Russell™ Large Cap Value Index Portfolio	Voya Russell™ Mid Cap Growth Index Portfolio	Voya Russell™ Mid Cap Index Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$18,041,254	$10,539,206	$3,534,902	$28,070,506
Interest	7,046	1,966	1,393	8,561
Dividends from affiliates	—	—	44	1,611
Securities lending income, net	25,034	469	81,781	236,051
Settlement income (Note 12)	—	—	—	234,477
Other	4,276	854	45,448	—
Total investment income	18,077,610	10,542,495	3,663,568	28,551,206
EXPENSES:
Investment management fees	3,190,017	1,842,066	1,544,942	6,900,409
Distribution and shareholder service fees:
Class ADV	250,195	22	—	886,414
Class S	1,450,633	749,154	724,378	755,471
Class S2	3,844	—	6,751	61,851
Transfer agent fees	1,478	946	496	2,559
Shareholder reporting expense	45,625	35,325	19,250	70,790
Professional fees	51,465	34,858	18,315	102,599
Custody and accounting expense	103,725	59,598	34,170	207,100
Directors fees	36,457	15,921	12,360	67,327
Miscellaneous expense	42,247	36,687	12,470	83,081
Interest expense	297	1,035	580	56,938
Total expenses	5,175,983	2,775,612	2,373,712	9,194,539
Waived and reimbursed fees	(172,673)	(398,014)	(399,842)	(1,171,458)
Net expenses	5,003,310	2,377,598	1,973,870	8,023,081
Net investment income	13,074,300	8,164,897	1,689,698	20,528,125
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	40,426,047	15,111,431	27,977,619	250,344,841
Affiliates	—	—	(445)	272,335
Futures	(475,924)	(294,129)	(464,479)	(871,010)
Net realized gain	39,950,123	14,817,302	27,512,695	249,746,166
Net change in unrealized appreciation (depreciation) on:
Investments	(82,781,960)	(48,499,986)	(42,662,808)	(398,517,579)
Affiliated underlying funds	—	—	(10,605)	(550,217)
Futures	(459,606)	(194,972)	61,001	(1,465,645)
Net change in unrealized appreciation (depreciation)	(83,241,566)	(48,694,958)	(42,612,412)	(400,533,441)
Net realized and unrealized loss	(43,291,443)	(33,877,656)	(15,099,717)	(150,787,275)
Decrease in net assets resulting from operations	$(30,217,143)	$(25,712,759)	$(13,410,019)	$(130,259,150)
* Foreign taxes withheld	$1,228	$1,053	$207	$4,254
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2018

	Voya Russell™ Small Cap Index Portfolio	Voya U.S. Bond Index Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$10,464,040	$146,827
Interest	9,031	94,417,262
Securities lending income, net	1,412,070	309,250
Settlement income (Note 12)	374,848	—
Total investment income	12,259,989	94,873,339
EXPENSES:
Investment management fees	3,885,539	12,725,551
Distribution and shareholder service fees:
Class ADV	567,411	144,983
Class S	587,583	442,283
Class S2	32,737	9,804
Transfer agent fees	1,568	4,505
Shareholder reporting expense	40,150	110,462
Professional fees	51,830	182,598
Custody and accounting expense	116,575	383,135
Directors fees	36,145	133,617
Miscellaneous expense	38,606	118,226
Interest expense	24,717	247
Total expenses	5,382,861	14,255,411
Waived and reimbursed fees	(380,460)	(2,197,274)
Net expenses	5,002,401	12,058,137
Net investment income	7,257,588	82,815,202
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	91,396,961	(20,423,618)
Futures	(2,390,857)	18,199
Swaps	—	(720)
Net realized gain (loss)	89,006,104	(20,406,139)
Net change in unrealized appreciation (depreciation) on:
Investments	(185,235,752)	(73,620,466)
Futures	(1,367,251)	(9,619)
Net change in unrealized appreciation (depreciation)	(186,603,003)	(73,630,085)
Net realized and unrealized loss	(97,596,899)	(94,036,224)
Decrease in net assets resulting from operations	$(90,339,311)	$(11,221,022)
* Foreign taxes withheld	$3,722	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Australia Index Portfolio		Voya Emerging Markets Index Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$3,845,566	$4,695,550	$17,218,140	$12,138,731
Net realized gain (loss)	(602,220)	(1,803,191)	(5,785,938)	10,666,645
Net change in unrealized appreciation (depreciation)	(16,213,236)	19,361,539	(140,986,605)	174,890,021
Increase (decrease) in net assets resulting from operations	(12,969,890)	22,253,898	(129,554,403)	197,695,397
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class I	(5,446,682)	(4,731,859)	(10,859,398)	(7,793,282)
Class P2	—	—	(6,287,864)	(2,123,366)
Class S	—	—	(82)	(28)
Total distributions	(5,446,682)	(4,731,859)	(17,147,344)	(9,916,676)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	23,193,104	258,018	401,017,287	328,368,074
Reinvestment of distributions	5,446,682	4,731,859	17,147,262	9,916,648
	28,639,786	4,989,877	418,164,549	338,284,722
Cost of shares redeemed	(18,008,808)	(63,180,337)	(222,543,062)	(332,222,304)
Net increase (decrease) in net assets resulting from capital share transactions	10,630,978	(58,190,460)	195,621,487	6,062,418
Net increase (decrease) in net assets	(7,785,594)	(40,668,421)	48,919,740	193,841,139
NET ASSETS:
Beginning of year or period	101,685,013	142,353,434	722,304,881	528,463,742
End of year or period	$93,899,419	$101,685,013	$771,224,621	$722,304,881

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 13).

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Euro STOXX 50® Index Portfolio		Voya FTSE 100 Index® Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$10,014,412	$10,010,582	$9,609,834	$10,952,409
Net realized gain	3,270,724	24,859,768	7,030,453	7,120,632
Net change in unrealized appreciation (depreciation)	(77,542,114)	53,799,615	(50,811,957)	38,852,399
Increase (decrease) in net assets resulting from operations	(64,256,978)	88,669,965	(34,171,670)	56,925,440
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	(965,077)	(758,294)	(420,703)	(315,858)
Class I	(15,782,116)	(14,247,161)	(18,187,648)	(19,914,030)
Total distributions	(16,747,193)	(15,005,455)	(18,608,351)	(20,229,888)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	88,282,361	10,163,967	31,479,884	7,796,268
Reinvestment of distributions	16,747,193	15,005,455	18,608,351	20,229,888
	105,029,554	25,169,422	50,088,235	28,026,156
Cost of shares redeemed	(57,239,918)	(125,931,881)	(59,906,351)	(83,642,839)
Net increase (decrease) in net assets resulting from capital share transactions	47,789,636	(100,762,459)	(9,818,116)	(55,616,683)
Net decrease in net assets	(33,214,535)	(27,097,949)	(62,598,137)	(18,921,131)
NET ASSETS:
Beginning of year or period	378,079,438	405,177,387	277,692,821	296,613,952
End of year or period	$344,864,903	$378,079,438	$215,094,684	$277,692,821

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 13).

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Hang Seng Index Portfolio		Voya International Index Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$1,453,169	$2,374,665	$43,160,760	$36,012,982
Net realized gain (loss)	9,705,232	10,442,722	(11,478,221)	7,166,642
Net change in unrealized appreciation (depreciation)	(16,083,827)	15,899,200	(283,529,197)	297,250,989
Increase (decrease) in net assets resulting from operations	(4,925,426)	28,716,587	(251,846,658)	340,430,613
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	(148,035)	(5,079)	(14,583,530)	(14,094,484)
Class I	(6,342,613)	(797,783)	(9,657,691)	(7,342,600)
Class P2	—	—	(18,624,875)	(10,228,121)
Class S	(4,834,095)	(227,775)	(1,907,343)	(1,702,534)
Class S2	—	—	(33,601)	(22,970)
Total distributions	(11,324,743)	(1,030,637)	(44,807,040)	(33,390,709)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,579,130	5,359,977	411,607,669	792,397,453
Reinvestment of distributions	11,324,607	1,030,637	44,807,040	33,390,709
	17,903,737	6,390,614	456,414,709	825,788,162
Cost of shares redeemed	(32,733,639)	(55,044,926)	(241,224,528)	(773,675,206)
Net increase (decrease) in net assets resulting from capital share transactions	(14,829,902)	(48,654,312)	215,190,181	52,112,956
Net increase (decrease) in net assets	(31,080,071)	(20,968,362)	(81,463,517)	359,152,860
NET ASSETS:
Beginning of year or period	73,582,630	94,550,992	1,683,614,748	1,324,461,888
End of year or period	$42,502,559	$73,582,630	$1,602,151,231	$1,683,614,748

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 13).

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Japan TOPIX Index® Portfolio		Voya Russell™ Large Cap Growth Index Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$4,110,077	$4,413,166	$6,356,116	$6,715,644
Net realized gain	19,364,816	22,208,763	33,680,914	23,974,244
Net change in unrealized appreciation (depreciation)	(59,802,799)	44,416,479	(45,139,688)	144,576,841
Increase (decrease) in net assets resulting from operations	(36,327,906)	71,038,408	(5,102,658)	175,266,729
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	(995,866)	(422,074)	(178)	(28)
Class I	(26,605,844)	(12,682,550)	(15,890,149)	(3,662,493)
Class S	—	—	(14,748,818)	(3,112,736)
Total distributions	(27,601,710)	(13,104,624)	(30,639,145)	(6,775,257)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	26,123,838	26,904,567	65,389,731	63,878,019
Reinvestment of distributions	27,601,710	13,104,624	30,639,145	6,775,257
	53,725,548	40,009,191	96,028,876	70,653,276
Cost of shares redeemed	(68,932,052)	(87,350,308)	(107,246,548)	(107,017,299)
Net decrease in net assets resulting from capital share transactions	(15,206,504)	(47,341,117)	(11,217,672)	(36,364,023)
Net increase (decrease) in net assets	(79,136,120)	10,592,667	(46,959,475)	132,127,449
NET ASSETS:
Beginning of year or period	303,158,075	292,565,408	697,589,729	565,462,280
End of year or period	$224,021,955	$303,158,075	$650,630,254	$697,589,729

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 13).

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Russell™ Large Cap Index Portfolio		Voya Russell™ Large Cap Value Index Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$13,074,300	$13,116,464	$8,164,897	$8,447,360
Net realized gain	39,950,123	57,922,729	14,817,302	14,722,914
Net change in unrealized appreciation (depreciation)	(83,241,566)	106,288,570	(48,694,958)	30,781,551
Increase (decrease) in net assets resulting from operations	(30,217,143)	177,327,763	(25,712,759)	53,951,825
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	(582,782)	(451,986)	(197)	(58)
Class I	(4,457,407)	(3,979,934)	(5,593,289)	(2,147,826)
Class S	(7,830,458)	(8,558,244)	(16,284,468)	(6,208,489)
Class S2	(9,816)	(16,027)	—	—
Total distributions	(12,880,463)	(13,006,191)	(21,877,954)	(8,356,373)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	90,167,086	111,248,194	13,423,772	37,254,722
Reinvestment of distributions	12,880,463	13,006,191	21,877,954	8,356,373
	103,047,549	124,254,385	35,301,726	45,611,095
Cost of shares redeemed	(135,402,170)	(215,860,932)	(63,052,579)	(101,170,233)
Net decrease in net assets resulting from capital share transactions	(32,354,621)	(91,606,547)	(27,750,853)	(55,559,138)
Net increase (decrease) in net assets	(75,452,227)	72,715,025	(75,341,566)	(9,963,686)
NET ASSETS:
Beginning of year or period	907,238,706	834,523,681	426,349,468	436,313,154
End of year or period	$831,786,479	$907,238,706	$351,007,902	$426,349,468

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 13).

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Russell™ Mid Cap Growth Index Portfolio		Voya Russell™ Mid Cap Index Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$1,689,698	$1,269,876	$20,528,125	$23,736,558
Net realized gain	27,512,695	33,076,544	249,746,166	198,850,666
Net change in unrealized appreciation (depreciation)	(42,612,412)	30,611,021	(400,533,441)	96,748,213
Increase (decrease) in net assets resulting from operations	(13,410,019)	64,957,441	(130,259,150)	319,335,437
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	—	—	(21,932,754)	(13,515,021)
Class I	(1,994,532)	(108,153)	(139,465,666)	(104,478,717)
Class P2	—	—	(21,984,898)	(13,446,205)
Class S	(32,016,234)	(1,955,102)	(37,435,605)	(28,087,549)
Class S2	(183,519)	(9,034)	(1,985,993)	(1,359,979)
Total distributions	(34,194,285)	(2,072,289)	(222,804,916)	(160,887,471)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	23,291,023	18,859,541	188,609,464	369,136,585
Reinvestment of distributions	34,194,285	2,072,289	222,804,916	160,887,471
	57,485,308	20,931,830	411,414,380	530,024,056
Cost of shares redeemed	(53,463,586)	(75,256,134)	(636,206,115)	(721,728,257)
Net increase (decrease) in net assets resulting from capital share transactions	4,021,722	(54,324,304)	(224,791,735)	(191,704,201)
Net increase (decrease) in net assets	(43,582,582)	8,560,848	(577,855,801)	(33,256,235)
NET ASSETS:
Beginning of year or period	304,408,830	295,847,982	1,939,048,574	1,972,304,809
End of year or period	$260,826,248	$304,408,830	$1,361,192,773	$1,939,048,574

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 13).

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Russell™ Small Cap Index Portfolio		Voya U.S. Bond Index Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$7,257,588	$8,065,840	$82,815,202	$72,796,653
Net realized gain (loss)	89,006,104	49,908,290	(20,406,139)	6,325,360
Net change in unrealized appreciation (depreciation)	(186,603,003)	62,223,789	(73,630,085)	24,915,097
Increase (decrease) in net assets resulting from operations	(90,339,311)	120,197,919	(11,221,022)	104,037,110
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	(7,219,605)	(8,172,756)	(537,178)	(664,802)
Class I	(30,423,046)	(28,637,737)	(55,171,052)	(68,874,319)
Class P2	(5,231,806)	(7,060,466)	(20,551,311)	(12,385,981)
Class S	(15,340,373)	(20,284,044)	(3,722,878)	(4,897,048)
Class S2	(497,689)	(726,155)	(47,855)	(57,469)
Total distributions	(58,712,519)	(64,881,158)	(80,030,274)	(86,879,619)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	140,399,863	341,052,048	865,531,749	1,292,737,202
Reinvestment of distributions	58,712,519	64,881,158	80,016,392	86,691,182
	199,112,382	405,933,206	945,548,141	1,379,428,384
Cost of shares redeemed	(238,196,909)	(308,109,317)	(1,032,277,005)	(1,358,431,789)
Net increase (decrease) in net assets resulting from capital share transactions	(39,084,527)	97,823,889	(86,728,864)	20,996,595
Net increase (decrease) in net assets	(188,136,357)	153,140,650	(177,980,160)	38,154,086
NET ASSETS:
Beginning of year or period	950,508,977	797,368,327	3,380,484,998	3,342,330,912
End of year or period	$762,372,620	$950,508,977	$3,202,504,838	$3,380,484,998

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 13).

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Australia Index Portfolio
Class I
12-31-18	9.30	0.33	(1.42)	(1.09)	0.52	—	—	0.52	—	7.69	(12.41)	0.85	0.50	0.50	3.80	93,899	13
12-31-17	8.01	0.34•	1.25	1.59	0.30	—	—	0.30	—	9.30	20.27	0.81	0.46	0.46	3.89	101,685	3
12-31-16	7.89	0.30•	0.50	0.80	0.68	—	—	0.68	—	8.01	10.71	0.83	0.48	0.48	3.79	142,353	36
12-31-15	9.16	0.36•	(1.14)	(0.78)	0.49	—	—	0.49	—	7.89	(9.26)	0.80	0.45	0.45	4.17	114,337	8
12-31-14	10.01	0.40	(0.85)	(0.45)	0.40	—	—	0.40	—	9.16	(4.95)	0.78	0.43	0.43	4.12	190,588	12
Voya Emerging Markets Index Portfolio
Class I
12-31-18	12.85	0.25	(2.14)	(1.89)	0.30	—	—	0.30	—	10.66	(15.07)	0.81	0.54	0.54	2.05	499,268	12
12-31-17	9.56	0.19•	3.28	3.47	0.18	—	—	0.18	—	12.85	36.65	0.82	0.55	0.55	1.71	502,979	18
12-31-16	8.85	0.18	0.73	0.91	0.20	—	—	0.20	—	9.56	10.48	0.82	0.57	0.57	1.80	528,461	34
12-31-15	10.65	0.20•	(1.78)	(1.58)	0.22	—	—	0.22	—	8.85	(15.28)	0.82	0.57	0.57	1.92	510,962	19
12-31-14	11.18	0.21	(0.58)	(0.37)	0.16	—	—	0.16	—	10.65	(3.37)	0.81	0.56	0.56	2.05	635,780	21
Class P2
12-31-18	12.88	0.29•	(2.13)	(1.84)	0.30	—	—	0.30	—	10.74	(14.64)	0.81	0.15	0.15	2.44	271,954	12
05-03-17(5) - 12-31-17	10.99	0.20•	1.87	2.07	0.18	—	—	0.18	—	12.88	19.15	0.82	0.15	0.15	2.56	219,322	18
Class S
12-31-18	12.91	0.21	(2.14)	(1.93)	0.27	—	—	0.27	—	10.71	(15.26)	1.06	0.79	0.79	1.71	3	12
12-31-17	9.55	0.17	3.28	3.45	0.09	—	—	0.09	—	12.91	36.35	1.07	0.80	0.80	1.52	4	18
12-31-16	8.82	0.20•	0.72	0.92	0.19	—	—	0.19	—	9.55	10.66	1.07	0.82	0.82	2.16	3	34
12-31-15	10.61	0.17•	(1.76)	(1.59)	0.20	—	—	0.20	—	8.82	(15.43)	1.07	0.82	0.82	1.73	11	19
12-31-14	11.14	0.21	(0.61)	(0.40)	0.13	—	—	0.13	—	10.61	(3.59)	1.06	0.81	0.81	1.84	3	21
Voya Euro STOXX 50® Index Portfolio
Class ADV
12-31-18	11.38	0.24•	(2.03)	(1.79)	0.26	0.19	—	0.45	—	9.14	(16.43)	1.29	0.94	0.94	2.27	17,714	11
12-31-17	9.48	0.20•	2.04	2.24	0.34	—	—	0.34	—	11.38	23.83	1.29	0.94	0.94	1.83	25,514	2
12-31-16	9.64	0.25•	(0.24)	0.01	0.17	—	—	0.17	—	9.48	0.16	1.29	0.94	0.94	2.75	22,343	37
12-31-15	10.39	0.24•	(0.69)	(0.45)	0.30	—	—	0.30	—	9.64	(4.64)	1.29	0.94	0.94	2.26	31,758	15
12-31-14	11.88	0.30•	(1.40)	(1.10)	0.39	—	—	0.39	—	10.39	(9.66)	1.29	0.94	0.94	2.63	28,159	13
Class I
12-31-18	11.49	0.27	(2.02)	(1.75)	0.32	0.19	—	0.51	—	9.23	(16.00)	0.79	0.44	0.44	2.65	327,151	11
12-31-17	9.58	0.27•	2.04	2.31	0.40	—	—	0.40	—	11.49	24.34	0.79	0.44	0.44	2.51	352,566	2
12-31-16	9.74	0.31•	(0.25)	0.06	0.22	—	—	0.22	—	9.58	0.78	0.79	0.44	0.44	3.32	382,834	37
12-31-15	10.49	0.28•	(0.68)	(0.40)	0.35	—	—	0.35	—	9.74	(4.21)	0.79	0.44	0.44	2.63	397,346	15
12-31-14	11.96	0.37•	(1.41)	(1.04)	0.43	—	—	0.43	—	10.49	(9.18)	0.79	0.44	0.44	3.19	436,078	13
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya FTSE 100 Index® Portfolio
Class ADV
12-31-18	9.85	0.32•	(1.61)	(1.29)	0.42	0.25	—	0.67	—	7.89	(14.28)	1.28	0.93	0.93	3.47	4,369	9
12-31-17	8.66	0.30•	1.50	1.80	0.30	0.31	—	0.61	—	9.85	21.60	1.27	0.92	0.92	3.32	5,376	4
12-31-16	9.56	0.30•	(0.47)	(0.17)	0.40	0.33	—	0.73	—	8.66	(1.67)	1.27	0.92	0.92	3.41	4,826	22
12-31-15	11.29	0.32	(1.01)	(0.69)	0.73	0.31	—	1.04	—	9.56	(7.22)	1.27	0.92	0.92	3.06	6,484	8
12-31-14	13.59	0.69•	(1.47)	(0.78)	0.47	1.05	—	1.52	—	11.29	(6.85)	1.26	0.91	0.91	5.53	6,675	13
Class I
12-31-18	9.94	0.36•	(1.62)	(1.26)	0.46	0.25	—	0.71	—	7.97	(13.89)	0.78	0.43	0.43	3.87	210,725	9
12-31-17	8.74	0.36•	1.51	1.87	0.36	0.31	—	0.67	—	9.94	22.24	0.77	0.42	0.42	3.88	272,317	4
12-31-16	9.65	0.34•	(0.46)	(0.12)	0.46	0.33	—	0.79	—	8.74	(1.17)	0.77	0.42	0.42	3.87	291,788	22
12-31-15	11.39	0.39•	(1.03)	(0.64)	0.79	0.31	—	1.10	—	9.65	(6.72)	0.77	0.42	0.42	3.61	334,645	8
12-31-14	13.68	0.81	(1.53)	(0.72)	0.52	1.05	—	1.57	—	11.39	(6.39)	0.76	0.41	0.41	6.45	412,428	13
Voya Hang Seng Index Portfolio
Class ADV
12-31-18	17.59	0.34•	(1.98)	(1.64)	0.74	2.12	—	2.86	—	13.09	(11.78)	1.42	1.07	1.07	2.18	692	6
12-31-17	12.73	0.40•	4.54	4.94	0.08	—	—	0.08	—	17.59	38.97	1.37	1.02	1.02	2.60	1,026	9
12-31-16	13.14	0.30•	0.00*	0.30	0.50	0.21	—	0.71	—	12.73	2.85	1.36	1.16	1.16	2.41	905	17
12-31-15	14.22	0.31•	(1.02)	(0.71)	0.37	—	—	0.37	—	13.14	(5.52)	1.37	1.19	1.19	2.09	1,192	7
12-31-14	14.10	0.35•	0.08	0.43	0.31	—	—	0.31	—	14.22	3.23	1.37	1.25	1.25	2.47	1,647	11
Class I
12-31-18	17.68	0.40•	(1.96)	(1.56)	0.84	2.12	—	2.96	—	13.16	(11.34)	0.92	0.57	0.57	2.54	19,296	6
12-31-17	12.81	0.41•	4.62	5.03	0.16	—	—	0.16	—	17.68	39.61	0.87	0.52	0.52	2.76	41,871	9
12-31-16	13.25	0.38•	(0.02)	0.36	0.59	0.21	—	0.80	—	12.81	3.35	0.86	0.66	0.66	2.98	68,223	17
12-31-15	14.34	0.40•	(1.02)	(0.62)	0.47	—	—	0.47	—	13.25	(5.00)	0.87	0.69	0.69	2.65	40,319	7
12-31-14	14.22	0.42•	0.07	0.49	0.37	—	—	0.37	—	14.34	3.69	0.87	0.75	0.75	2.96	73,751	11
Class S
12-31-18	17.65	0.39•	(1.99)	(1.60)	0.79	2.12	—	2.91	—	13.14	(11.53)	1.17	0.82	0.82	2.52	22,515	6
12-31-17	12.78	0.45•	4.55	5.00	0.13	—	—	0.13	—	17.65	39.33	1.12	0.77	0.77	2.90	30,686	9
12-31-16	13.21	0.33•	0.00*	0.33	0.55	0.21	—	0.76	—	12.78	3.07	1.11	0.91	0.91	2.62	25,423	17
12-31-15	14.30	0.35•	(1.01)	(0.66)	0.43	—	—	0.43	—	13.21	(5.23)	1.12	0.94	0.94	2.40	30,748	7
12-31-14	14.17	0.36•	0.10	0.46	0.33	—	—	0.33	—	14.30	3.41	1.12	1.00	1.00	2.57	34,800	11
Voya International Index Portfolio
Class ADV
12-31-18	10.51	0.21•	(1.66)	(1.45)	0.23	—	—	0.23	—	8.83	(14.11)	1.04	0.94	0.94	2.11	524,307	3
12-31-17	8.63	0.19•	1.88	2.07	0.19	—	—	0.19	—	10.51	24.19	1.03	0.94	0.94	2.00	692,747	4
12-31-16	8.83	0.20•	(0.18)	0.02	0.22	—	—	0.22	—	8.63	0.37	1.05	0.97	0.97	2.30	692,197	3
12-31-15	9.19	0.19•	(0.30)	(0.11)	0.25	—	—	0.25	—	8.83	(1.43)(a)	1.06	0.97	0.97	2.03	803,990	2
12-31-14	9.89	0.24•	(0.86)	(0.62)	0.08	—	—	0.08	—	9.19	(6.34)	1.04	0.97	0.97	2.47	917,139	6
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya International Index Portfolio (continued)
Class I
12-31-18	10.74	0.26•	(1.69)	(1.43)	0.29	—	—	0.29	—	9.02	(13.73)	0.54	0.45	0.45	2.58	299,378	3
12-31-17	8.81	0.26•	1.91	2.17	0.24	—	—	0.24	—	10.74	24.88	0.53	0.45	0.45	2.65	319,369	4
12-31-16	9.02	0.24•	(0.17)	0.07	0.28	—	—	0.28	—	8.81	0.83	0.55	0.48	0.48	2.72	557,788	3
12-31-15	9.37	0.24•	(0.29)	(0.05)	0.30	—	—	0.30	—	9.02	(0.88)(a)	0.56	0.48	0.48	2.51	473,681	2
12-31-14	10.04	0.32•	(0.91)	(0.59)	0.08	—	—	0.08	—	9.37	(5.94)	0.54	0.48	0.48	3.19	535,838	6
Class P2
12-31-18	10.76	0.29•	(1.69)	(1.40)	0.29	—	—	0.29	—	9.07	(13.42)	0.54	0.15	0.15	2.84	708,457	3
05-03-17(5) - 12-31-17	9.79	0.16•	1.05	1.21	0.24	—	—	0.24	—	10.76	12.59	0.53	0.15	0.15	2.42	589,019	4
Class S
12-31-18	10.66	0.24	(1.68)	(1.44)	0.26	—	—	0.26	—	8.96	(13.86)	0.79	0.70	0.70	2.33	68,720	3
12-31-17	8.75	0.22•	1.90	2.12	0.21	—	—	0.21	—	10.66	24.51	0.78	0.70	0.70	2.23	81,188	4
12-31-16	8.96	0.22•	(0.18)	0.04	0.25	—	—	0.25	—	8.75	0.55	0.80	0.73	0.73	2.55	73,054	3
12-31-15	9.30	0.21•	(0.28)	(0.07)	0.27	—	—	0.27	—	8.96	(1.07)(a)	0.81	0.73	0.73	2.25	86,837	2
12-31-14	9.97	0.32•	(0.93)	(0.61)	0.06	—	—	0.06	—	9.30	(6.18)	0.79	0.73	0.73	3.18	92,340	6
Class S2
12-31-18	10.65	0.22•	(1.68)	(1.46)	0.25	—	—	0.25	—	8.94	(14.07)	0.94	0.85	0.85	2.19	1,289	3
12-31-17	8.71	0.20•	1.91	2.11	0.17	—	—	0.17	—	10.65	24.44	0.93	0.85	0.85	2.03	1,292	4
12-31-16	8.94	0.21•	(0.19)	0.02	0.25	—	—	0.25	—	8.71	0.37	0.98	0.88	0.88	2.50	1,424	3
12-31-15	9.26	0.19•	(0.28)	(0.09)	0.23	—	—	0.23	—	8.94	(1.25)(a)	1.06	0.88	0.88	1.99	1,498	2
12-31-14	9.93	0.29•	(0.91)	(0.62)	0.05	—	—	0.05	—	9.26	(6.29)	1.04	0.88	0.88	2.93	2,152	6
Voya Japan TOPIX Index® Portfolio
Class ADV
12-31-18	12.57	0.12•	(1.78)	(1.66)	0.23	0.96	—	1.19	—	9.72	(14.83)	1.29	0.94	0.94	1.04	7,450	5
12-31-17	10.43	0.11•	2.47	2.58	0.16	0.28	—	0.44	—	12.57	25.41	1.28	0.93	0.93	0.95	11,532	8
12-31-16	10.70	0.11•	0.16	0.27	0.09	0.45	—	0.54	—	10.43	2.92	1.28	0.93	0.93	1.04	10,944	1
12-31-15	9.87	0.07•	0.97	1.04	0.09	0.12	—	0.21	—	10.70	10.50	1.26	0.91	0.91	0.69	23,399	16
12-31-14	11.40	0.08•	(0.71)	(0.63)	0.11	0.79	—	0.90	—	9.87	(5.42)	1.25	0.90	0.90	0.80	10,613	6
Class I
12-31-18	12.71	0.18•	(1.79)	(1.61)	0.30	0.96	—	1.26	—	9.84	(14.37)	0.79	0.44	0.44	1.56	216,572	5
12-31-17	10.57	0.17•	2.49	2.66	0.24	0.28	—	0.52	—	12.71	25.93	0.78	0.43	0.43	1.45	291,626	8
12-31-16	10.84	0.17•	0.16	0.33	0.15	0.45	—	0.60	—	10.57	3.58	0.78	0.43	0.43	1.63	281,621	1
12-31-15	9.98	0.14	0.96	1.10	0.12	0.12	—	0.24	—	10.84	11.01	0.76	0.41	0.41	1.25	363,002	16
12-31-14	11.52	0.14	(0.73)	(0.59)	0.16	0.79	—	0.95	—	9.98	(4.98)	0.75	0.40	0.40	1.38	351,513	6
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Russell™ Large Cap Growth Index Portfolio
Class ADV
12-31-18	35.05	0.17	(0.57)	(0.40)	0.23	1.24	—	1.47	—	33.18	(1.44)	1.03	0.93	0.93	0.49	4	9
12-31-17	27.04	0.20	8.04	8.24	0.23	—	—	0.23	—	35.05	30.60	1.03	0.93	0.93	0.64	4	14
12-31-16	25.76	0.24	1.32	1.56	0.28	—	—	0.28	—	27.04	6.13	1.03	0.93	0.93	0.92	3	19
07-13-15(5) - 12-31-15	25.51	0.10•	0.15	0.25	—	—	—	—	—	25.76	0.98	1.03	0.93	0.93	0.86	3	19
Class I
12-31-18	35.35	0.37•	(0.60)	(0.23)	0.39	1.24	—	1.63	—	33.49	(0.97)	0.53	0.43	0.43	1.00	329,022	9
12-31-17	27.24	0.36•	8.10	8.46	0.35	—	—	0.35	—	35.35	31.26	0.53	0.43	0.43	1.15	354,275	14
12-31-16	25.90	0.37	1.31	1.68	0.34	—	—	0.34	—	27.24	6.57	0.53	0.43	0.43	1.34	284,194	19
12-31-15	24.35	0.35	1.49	1.84	0.29	—	—	0.29	—	25.90	7.60	0.53	0.43	0.43	1.34	283,736	19
12-31-14	21.82	0.31	2.51	2.82	0.29	—	—	0.29	—	24.35	13.10	0.58	0.48	0.48	1.29	280,622	21
Class S
12-31-18	35.15	0.27•	(0.59)	(0.32)	0.30	1.24	—	1.54	—	33.29	(1.21)	0.78	0.68	0.68	0.75	321,604	9
12-31-17	27.10	0.28•	8.06	8.34	0.29	—	—	0.29	—	35.15	30.93	0.78	0.68	0.68	0.90	343,310	14
12-31-16	25.77	0.28	1.33	1.61	0.28	—	—	0.28	—	27.10	6.31	0.78	0.68	0.68	1.09	281,265	19
12-31-15	24.23	0.28	1.50	1.78	0.24	—	—	0.24	—	25.77	7.37	0.78	0.68	0.68	1.09	275,410	19
12-31-14	21.73	0.24•	2.50	2.74	0.24	—	—	0.24	—	24.23	12.76	0.83	0.73	0.73	1.05	261,517	21
Voya Russell™ Large Cap Index Portfolio
Class ADV
12-31-18	20.60	0.24•	(1.03)	(0.79)	0.26	—	—	0.26	—	19.55	(3.92)	0.88	0.86	0.86	1.13	54,275	5
12-31-17	17.10	0.22•	3.51	3.73	0.23	—	—	0.23	—	20.60	21.96	0.88	0.87	0.87	1.17	43,874	6
12-31-16	15.71	0.22	1.40	1.62	0.23	—	—	0.23	—	17.10	10.45	0.88	0.87	0.87	1.37	34,466	5
12-31-15	15.66	0.20•	0.04	0.24	0.19	—	—	0.19	—	15.71	1.52	0.88	0.87	0.87	1.27	32,065	6
12-31-14	14.12	0.18	1.54	1.72	0.18	—	—	0.18	—	15.66	12.33	0.88	0.87	0.87	1.22	35,656	5
Class I
12-31-18	20.99	0.35•	(1.05)	(0.70)	0.35	—	—	0.35	—	19.94	(3.46)	0.38	0.36	0.36	1.62	260,309	5
12-31-17	17.41	0.32	3.57	3.89	0.31	—	—	0.31	—	20.99	22.57	0.38	0.37	0.37	1.68	272,429	6
12-31-16	16.00	0.31•	1.41	1.72	0.31	—	—	0.31	—	17.41	10.95	0.38	0.37	0.37	1.87	220,228	5
12-31-15	15.93	0.29	0.04	0.33	0.26	—	—	0.26	—	16.00	2.09	0.38	0.37	0.37	1.78	186,401	6
12-31-14	14.34	0.26	1.57	1.83	0.24	—	—	0.24	—	15.93	12.91	0.38	0.37	0.37	1.72	188,647	5
Class S
12-31-18	20.84	0.29•	(1.04)	(0.75)	0.29	—	—	0.29	—	19.80	(3.69)	0.63	0.61	0.61	1.37	516,424	5
12-31-17	17.29	0.27•	3.55	3.82	0.27	—	—	0.27	—	20.84	22.27	0.63	0.62	0.62	1.43	589,672	6
12-31-16	15.88	0.28	1.40	1.68	0.27	—	—	0.27	—	17.29	10.74	0.63	0.62	0.62	1.63	578,600	5
12-31-15	15.82	0.24•	0.05	0.29	0.23	—	—	0.23	—	15.88	1.79	0.63	0.62	0.62	1.53	566,225	6
12-31-14	14.25	0.22	1.55	1.77	0.20	—	—	0.20	—	15.82	12.59	0.63	0.62	0.62	1.47	620,477	5
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Russell™ Large Cap Index Portfolio (continued)
Class S2
12-31-18	21.38	0.27•	(1.07)	(0.80)	0.23	—	—	0.23	—	20.35	(3.81)	0.78	0.76	0.76	1.22	779	5
12-31-17	17.74	0.25•	3.64	3.89	0.25	—	—	0.25	—	21.38	22.08	0.78	0.77	0.77	1.27	1,264	6
12-31-16	16.05	0.25•	1.44	1.69	—	—	—	—	—	17.74	10.53	0.81	0.77	0.77	1.48	1,230	5
12-31-15	15.99	0.22•	0.04	0.26	0.20	—	—	0.20	—	16.05	1.64	0.88	0.77	0.77	1.37	1,290	6
12-31-14	14.41	0.20•	1.58	1.78	0.20	—	—	0.20	—	15.99	12.48	0.88	0.77	0.77	1.33	4,700	5
Voya Russell™ Large Cap Value Index Portfolio
Class ADV
12-31-18	23.13	0.38	(1.96)	(1.58)	0.44	0.77	—	1.21	—	20.34	(7.18)	1.01	0.91	0.91	1.73	4	14
12-31-17	20.81	0.35•	2.33	2.68	0.36	—	—	0.36	—	23.13	13.05	0.99	0.89	0.89	1.62	4	13
12-31-16	18.64	0.36•	2.37	2.73	0.27	0.29	—	0.56	—	20.81	15.10	0.99	0.89	0.89	1.91	3	16
07-13-15(5) - 12-31-15	19.40	0.16•	(0.92)	(0.76)	—	—	—	—	—	18.64	(3.92)	1.02	0.92	0.92	1.84	3	23
Class I
12-31-18	23.34	0.50•	(1.97)	(1.47)	0.53	0.77	—	1.30	—	20.57	(6.62)	0.51	0.41	0.41	2.24	85,885	14
12-31-17	21.01	0.47	2.31	2.78	0.45	—	—	0.45	—	23.34	13.46	0.49	0.39	0.39	2.12	105,552	13
12-31-16	18.77	0.49	2.36	2.85	0.32	0.29	—	0.61	—	21.01	15.64	0.49	0.39	0.39	2.38	97,341	16
12-31-15	20.03	0.41•	(1.08)	(0.67)	0.33	0.26	—	0.59	—	18.77	(3.50)	0.52	0.42	0.42	2.18	93,398	23
12-31-14	18.37	0.36•	1.87	2.23	0.29	0.28	—	0.57	—	20.03	12.42	0.58	0.48	0.48	1.89	51,205	12
Class S
12-31-18	23.17	0.45•	(1.96)	(1.51)	0.47	0.77	—	1.24	—	20.42	(6.85)	0.76	0.66	0.66	1.99	265,120	14
12-31-17	20.86	0.41•	2.30	2.71	0.40	—	—	0.40	—	23.17	13.19	0.74	0.64	0.64	1.88	320,793	13
12-31-16	18.66	0.42	2.35	2.77	0.28	0.29	—	0.57	—	20.86	15.30	0.74	0.64	0.64	2.12	338,968	16
12-31-15	19.93	0.37•	(1.10)	(0.73)	0.28	0.26	—	0.54	—	18.66	(3.77)	0.77	0.67	0.67	1.94	314,071	23
12-31-14	18.28	0.31•	1.88	2.19	0.26	0.28	—	0.54	—	19.93	12.22	0.83	0.73	0.73	1.64	156,482	12
Voya Russell™ Mid Cap Growth Index Portfolio
Class I
12-31-18	35.21	0.27•	(1.68)	(1.41)	0.23	3.86	—	4.09	—	29.71	(5.14)	0.53	0.40	0.40	0.78	15,151	31
12-31-17	28.51	0.21•	6.78	6.99	0.29	—	—	0.29	—	35.21	24.67	0.55	0.43	0.43	0.67	17,724	26
12-31-16	26.89	0.23•	1.66	1.89	0.27	—	—	0.27	—	28.51	7.11	0.56	0.43	0.43	0.86	9,834	27
12-31-15	27.28	0.20•	(0.35)	(0.15)	0.24	—	—	0.24	—	26.89	(0.59)	0.55	0.45	0.45	0.72	67,930	31
12-31-14	24.60	0.22•	2.57	2.79	0.11	—	—	0.11	—	27.28	11.41	0.58	0.48	0.48	0.85	111,456	35
Class S
12-31-18	35.11	0.19	(1.68)	(1.49)	0.14	3.86	—	4.00	—	29.62	(5.36)	0.78	0.65	0.65	0.53	244,214	31
12-31-17	28.43	0.13•	6.76	6.89	0.21	—	—	0.21	—	35.11	24.36	0.80	0.68	0.68	0.42	284,959	26
12-31-16	26.81	0.18	1.63	1.81	0.19	—	—	0.19	—	28.43	6.81	0.81	0.68	0.68	0.61	284,539	27
12-31-15	27.19	0.13	(0.33)	(0.20)	0.18	—	—	0.18	—	26.81	(0.79)	0.80	0.70	0.70	0.47	295,781	31
12-31-14	24.53	0.14•	2.58	2.72	0.06	—	—	0.06	—	27.19	11.09	0.83	0.73	0.73	0.53	313,923	35
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Russell™ Mid Cap Growth Index Portfolio (continued)
Class S2
12-31-18	35.05	0.14	(1.68)	(1.54)	0.10	3.86	—	3.96	—	29.55	(5.54)	0.93	0.80	0.80	0.39	1,462	31
12-31-17	28.39	0.08•	6.76	6.84	0.18	—	—	0.18	—	35.05	24.19	0.95	0.83	0.83	0.27	1,726	26
12-31-16	26.74	0.12	1.65	1.77	0.12	—	—	0.12	—	28.39	6.65	0.99	0.83	0.83	0.46	1,475	27
12-31-15	27.12	0.08•	(0.33)	(0.25)	0.13	—	—	0.13	—	26.74	(0.96)	1.05	0.85	0.85	0.30	1,366	31
12-31-14	24.46	0.11	2.57	2.68	0.02	—	—	0.02	—	27.12	10.98	1.08	0.88	0.88	0.39	2,211	35
Voya Russell™ Mid Cap Index Portfolio
Class ADV
12-31-18	15.79	0.12	(1.45)	(1.33)	0.15	1.80	—	1.95	—	12.51	(9.80)(b)	0.95	0.91	0.91	0.81(c)	152,323	11
12-31-17	14.63	0.12	2.29	2.41	0.17	1.08	—	1.25	—	15.79	17.39	0.94	0.93	0.93	0.81	181,784	9
12-31-16	14.97	0.12•	1.59	1.71	0.14	1.91	—	2.05	—	14.63	12.86	0.94	0.93	0.93	0.87	158,645	20
12-31-15	16.92	0.11•	(0.57)	(0.46)	0.15	1.34	—	1.49	—	14.97	(3.33)	0.93	0.93	0.93	0.71	139,302	11
12-31-14	15.70	0.11•	1.75	1.86	0.12	0.52	—	0.64	—	16.92	12.22	0.93	0.93	0.93	0.70	129,172	9
Class I
12-31-18	16.28	0.20•	(1.49)	(1.29)	0.23	1.80	—	2.03	—	12.96	(9.31)(b)	0.45	0.41	0.41	1.28(c)	765,511	11
12-31-17	15.04	0.20•	2.36	2.56	0.24	1.08	—	1.32	—	16.28	17.97	0.44	0.43	0.43	1.28	1,191,269	9
12-31-16	15.34	0.22	1.60	1.82	0.21	1.91	—	2.12	—	15.04	13.40	0.44	0.43	0.43	1.38	1,432,810	20
12-31-15	17.28	0.19•	(0.57)	(0.38)	0.22	1.34	—	1.56	—	15.34	(2.82)	0.43	0.43	0.43	1.18	1,434,791	11
12-31-14	16.01	0.19•	1.78	1.97	0.18	0.52	—	0.70	—	17.28	12.70	0.43	0.43	0.43	1.17	1,794,154	9
Class P2
12-31-18	16.31	0.24•	(1.51)	(1.27)	0.23	1.80	—	2.03	—	13.01	(9.15)(b)	0.45	0.16	0.16	1.55(c)	180,790	11
05-03-17(5) - 12-31-17	15.87	0.17•	1.59	1.76	0.24	1.08	—	1.32	—	16.31	12.01	0.44	0.15	0.15	1.68	228,215	9
Class S
12-31-18	16.09	0.16•	(1.48)	(1.32)	0.18	1.80	—	1.98	—	12.79	(9.57)(b)	0.70	0.66	0.66	1.06(c)	250,242	11
12-31-17	14.88	0.16•	2.33	2.49	0.20	1.08	—	1.28	—	16.09	17.67	0.69	0.68	0.68	1.05	321,478	9
12-31-16	15.19	0.16•	1.61	1.77	0.17	1.91	—	2.08	—	14.88	13.12	0.69	0.68	0.68	1.12	364,384	20
12-31-15	17.13	0.15	(0.57)	(0.42)	0.18	1.34	—	1.52	—	15.19	(3.06)	0.68	0.68	0.68	0.93	323,348	11
12-31-14	15.88	0.14	1.77	1.91	0.14	0.52	—	0.66	—	17.13	12.44	0.68	0.68	0.68	0.93	365,134	9
Class S2
12-31-18	15.89	0.13•	(1.46)	(1.33)	0.16	1.80	—	1.96	—	12.60	(9.75)(b)	0.85	0.81	0.81	0.91(c)	12,327	11
12-31-17	14.71	0.15	2.28	2.43	0.17	1.08	—	1.25	—	15.89	17.47	0.84	0.83	0.83	0.91	16,303	9
12-31-16	15.03	0.14•	1.59	1.73	0.14	1.91	—	2.05	—	14.71	12.99	0.87	0.83	0.83	0.96	16,466	20
12-31-15	16.97	0.13	(0.57)	(0.44)	0.16	1.34	—	1.50	—	15.03	(3.23)	0.93	0.83	0.83	0.80	18,493	11
12-31-14	15.74	0.14	1.74	1.88	0.13	0.52	—	0.65	—	16.97	12.30	0.93	0.83	0.83	0.78	18,708	9
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Russell™ Small Cap Index Portfolio
Class ADV
12-31-18	15.15	0.06	(1.67)	(1.61)	0.10	0.91	—	1.01	—	12.53	(11.68)(d)	0.96	0.96	0.96	0.41(e)	97,210	17
12-31-17	14.48	0.08•	1.78	1.86	0.11	1.08	—	1.19	—	15.15	13.65	0.96	0.95	0.95	0.53	110,992	18
12-31-16	13.88	0.09•	2.34	2.43	0.13	1.70	—	1.83	—	14.48	20.56	0.96	0.95	0.95	0.68	98,458	11
12-31-15	16.12	0.09•	(0.79)	(0.70)	0.11	1.43	—	1.54	—	13.88	(5.03)	0.97	0.95	0.95	0.62	80,199	13
12-31-14	16.59	0.09•	0.55	0.64	0.11	1.00	—	1.11	—	16.12	4.38	0.96	0.95	0.95	0.56	74,405	12
Class I
12-31-18	15.66	0.14*	(1.74)	(1.60)	0.17	0.91	—	1.08	—	12.98	(11.27)(d)	0.46	0.46	0.46	0.90(e)	386,854	17
12-31-17	14.91	0.15•	1.85	2.00	0.17	1.08	—	1.25	—	15.66	14.27	0.46	0.45	0.45	1.03	463,391	18
12-31-16	14.25	0.17	2.39	2.56	0.20	1.70	—	1.90	—	14.91	21.11	0.46	0.45	0.45	1.17	412,050	11
12-31-15	16.50	0.17•	(0.81)	(0.64)	0.18	1.43	—	1.61	—	14.25	(4.55)	0.47	0.45	0.45	1.09	392,955	13
12-31-14	16.93	0.19	0.55	0.74	0.17	1.00	—	1.17	—	16.50	4.93	0.46	0.45	0.45	1.04	590,477	12
Class P2
12-31-18	15.70	0.19•	(1.75)	(1.56)	0.17	0.91	—	1.08	—	13.06	(10.98)(d)	0.46	0.16	0.16	1.18(e)	79,563	17
05-03-17(5) - 12-31-17	15.34	0.14•	1.47	1.61	0.17	1.08	—	1.25	—	15.70	11.34	0.46	0.15	0.15	1.38	125,069	18
Class S
12-31-18	15.51	0.10*	(1.71)	(1.61)	0.13	0.91	—	1.04	—	12.86	(11.43)(d)	0.71	0.71	0.71	0.65(e)	191,769	17
12-31-17	14.78	0.11•	1.83	1.94	0.13	1.08	—	1.21	—	15.51	13.97	0.71	0.70	0.70	0.76	242,692	18
12-31-16	14.13	0.13	2.38	2.51	0.16	1.70	—	1.86	—	14.78	20.81	0.71	0.70	0.70	0.92	277,690	11
12-31-15	16.37	0.13	(0.80)	(0.67)	0.14	1.43	—	1.57	—	14.13	(4.78)	0.72	0.70	0.70	0.85	259,171	13
12-31-14	16.81	0.13•	0.57	0.70	0.14	1.00	—	1.14	—	16.37	4.66	0.71	0.70	0.70	0.79	283,518	12
Class S2
12-31-18	15.24	0.09	(1.70)	(1.61)	0.10	0.91	—	1.01	—	12.62	(11.60)(d)	0.86	0.86	0.86	0.51(e)	6,975	17
12-31-17	14.55	0.09•	1.79	1.88	0.11	1.08	—	1.19	—	15.24	13.76	0.86	0.85	0.85	0.61	8,365	18
12-31-16	13.93	0.11	2.35	2.46	0.14	1.70	—	1.84	—	14.55	20.70	0.89	0.85	0.85	0.77	9,170	11
12-31-15	16.16	0.10	(0.79)	(0.69)	0.11	1.43	—	1.54	—	13.93	(4.94)	0.97	0.85	0.85	0.71	8,946	13
12-31-14	16.59	0.10•	0.57	0.67	0.10	1.00	—	1.10	—	16.16	4.55	0.96	0.85	0.85	0.63	9,627	12
Voya U.S. Bond Index Portfolio
Class ADV
12-31-18	10.55	0.20	(0.29)	(0.09)	0.19	—	—	0.19	—	10.27	(0.84)	0.91	0.90	0.90	1.93	27,118	234
12-31-17	10.49	0.18	0.10	0.28	0.19	0.03	—	0.22	—	10.55	2.68	0.91	0.90	0.90	1.67	31,475	155
12-31-16	10.48	0.17	0.03	0.20	0.17	0.02	—	0.19	—	10.49	1.87	0.91	0.90	0.90	1.57	32,600	203
12-31-15	10.73	0.15	(0.19)	(0.04)	0.19	0.02	—	0.21	—	10.48	(0.34)	0.91	0.90	0.90	1.49	25,747	213
12-31-14	10.35	0.14	0.40	0.54	0.16	—	—	0.16	—	10.73	5.22	0.91	0.91	0.91	1.31	18,505	209
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya U.S. Bond Index Portfolio (continued)
Class I
12-31-18	10.59	0.25	(0.29)	(0.04)	0.24	—	—	0.24	—	10.31	(0.33)	0.41	0.40	0.40	2.44	2,146,798	234
12-31-17	10.53	0.24	0.10	0.34	0.25	0.03	—	0.28	—	10.59	3.19	0.41	0.40	0.40	2.17	2,424,885	155
12-31-16	10.52	0.23	0.02	0.25	0.22	0.02	—	0.24	—	10.53	2.33	0.41	0.40	0.40	2.07	3,069,317	203
12-31-15	10.76	0.22	(0.20)	0.02	0.24	0.02	—	0.26	—	10.52	0.23	0.41	0.40	0.40	1.98	3,390,992	213
12-31-14	10.38	0.19	0.40	0.59	0.21	—	—	0.21	—	10.76	5.71	0.41	0.41	0.41	1.80	3,613,513	209
Class P2
12-31-18	10.59	0.27	(0.28)	(0.01)	0.27	—	—	0.27	—	10.31	(0.08)	0.41	0.15	0.15	2.70	856,890	234
05-03-17(5) - 12-31-17	10.60	0.17•	0.03	0.20	0.18	0.03	—	0.21	—	10.59	1.89	0.41	0.15	0.15	2.34	731,605	155
Class S
12-31-18	10.56	0.23	(0.29)	(0.06)	0.22	—	—	0.22	—	10.28	(0.58)	0.66	0.65	0.65	2.18	170,552	234
12-31-17	10.50	0.21	0.10	0.31	0.22	0.03	—	0.25	—	10.56	2.94	0.66	0.65	0.65	1.92	190,071	155
12-31-16	10.49	0.20	0.03	0.23	0.20	0.02	—	0.22	—	10.50	2.10	0.66	0.65	0.65	1.82	237,455	203
12-31-15	10.73	0.18	(0.18)	0.00*	0.22	0.02	—	0.24	—	10.49	(0.01)	0.66	0.65	0.65	1.74	248,290	213
12-31-14	10.35	0.16	0.40	0.56	0.18	—	—	0.18	—	10.73	5.47	0.66	0.66	0.66	1.56	240,485	209
Class S2
12-31-18	10.56	0.21•	(0.29)	(0.08)	0.20	—	—	0.20	—	10.28	(0.73)	0.81	0.80	0.80	2.03	1,146	234
12-31-17	10.50	0.19	0.10	0.29	0.20	0.03	—	0.23	—	10.56	2.78	0.81	0.80	0.80	1.77	2,449	155
12-31-16	10.49	0.18	0.03	0.21	0.18	0.02	—	0.20	—	10.50	1.97	0.84	0.80	0.80	1.67	2,959	203
12-31-15	10.74	0.17	(0.20)	(0.03)	0.20	0.02	—	0.22	—	10.49	(0.26)	0.91	0.80	0.80	1.58	2,419	213
12-31-14	10.36	0.15	0.40	0.55	0.17	—	—	0.17	—	10.74	5.31	0.91	0.81	0.81	1.41	2,639	209

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

(a)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended December 31, 2015, International Index’s total return would have been (1.48)%, (0.93)%, (1.17)% and (1.36)% for Classes ADV, I, S and S2, respectively.

(b)
Excluding amounts related to a securities lending settlement recorded in the year ended December 31, 2018, Voya Russell™ Mid Cap Index Portfolio’s total returns would have been (9.81)%, (9.32)%, (9.16)%, (9.58)% and (9.76)% for Class ADV, I, P2, S and S2, respectively.

(c)
Excluding amounts related to a securities lending settlement recorded in the year ended December 31, 2018, Voya Russell™ Mid Cap Index Portfolio’s Net Investment Income Ratios would have been 0.80%, 1.27%, 1.54%, 1.05% and 0.90% for Class ADV, I, P2, S and S2, respectively.

See Accompanying Notes to Financial Statements

Financial Highlights (continued)

(d)
Excluding amounts related to a securities lending settlement recorded in the year ended December 31, 2018,Voya Russell™ Small Cap Index Portfolio’s total returns would have been (11.72)%, (11.31)%, (11.02)%, (11.47)% and (11.64)% for Class ADV, I, P2, S and S2, respectively.

(e)
Excluding amounts related to a securities lending settlement recorded in the year ended December 31, 2018, Voya RusseII™ Small Cap Index Portfolio’s Net Investment Income Ratios would have been 0.37%, 0.86%, 1.14%, 0.61% and 0.47% for Class ADV, I, P2, S and S2, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018

NOTE 1 — ORGANIZATION
Voya Variable Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act” or “Act”), as an open-end management investment company. The Company was incorporated under the laws of Maryland on June 4, 1996. There are nineteen active separate investment series that comprise the Company. The fourteen series (each, a “Portfolio” and collectively, the “Portfolios”) that are in this report are: Voya Australia Index Portfolio (“Australia Index”), Voya Emerging Markets Index Portfolio (“Emerging Markets Index”), Voya Euro STOXX 50® Index Portfolio (“Euro STOXX 50® Index”), Voya FTSE 100 Index® Portfolio (“FTSE 100 Index®”), Voya Hang Seng Index Portfolio (“Hang Seng Index”), Voya International Index Portfolio (“International Index”), Voya Japan TOPIX Index® Portfolio (“Japan TOPIX Index®”), Voya Russell™ Large Cap Growth Index Portfolio (“Russell™ Large Cap Growth Index”), Voya Russell™ Large Cap Index Portfolio (“Russell™ Large Cap Index”), Voya Russell™ Large Cap Value Index Portfolio (“Russell™ Large Cap Value Index”), Voya Russell™ Mid Cap Growth Index Portfolio (“Russell™ Mid Cap Growth Index”), Voya Russell™ Mid Cap Index Portfolio (“Russell™ Mid Cap Index”), Voya Russell™ Small Cap Index Portfolio (“Russell™ Small Cap Index”), and Voya U.S. Bond Index Portfolio (“U.S. Bond Index”). All of the Portfolios are diversified, except Australia Index and Hang Seng Index, which are non-diversified Portfolios of the Company. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
The classes of shares included in this report are: Adviser (“Class ADV”), Class I, Class P2, Class S, and Service 2 (“Class S2”); however, each Portfolio may not offer all share classes. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges.The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under the U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Directors (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities as classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. All Portfolios (except U.S. Bond Index) declare and pay dividends annually. U.S. Bond Index declares dividends daily and pays dividends, if any, monthly. The Portfolios distribute capital gains distributions, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
E. Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of December 31, 2018, the maximum amount of loss that Australia Index, Emerging Markets Index, Euro STOXX 50® Index, FTSE 100 Index®, and Japan TOPIX Index® would incur if the counterparties to its derivative transactions failed to perform would be $9,213, $20,167, $33,308, $43,440 and $121,404, respectively, which represents the gross payments to be received by the Portfolios on open forward foreign currency contracts were they to be unwound as of December 31, 2018. There was no collateral posted to any Portfolio as of December 31, 2018.
Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.
As of December 31, 2018, Australia Index, Emerging Markets Index, Euro STOXX 50® Index, FTSE 100 Index®, Hang Seng Index, International Index, and Japan TOPIX Index® had a liability position of  $19,922, $6,977, $9,393, $6,156, $1,223, $421, and $31,347, respectively, on open forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2018, the Portfolios could have been required to pay this amount in cash to its counterparties. As of December 31, 2018, there was no collateral posted by any Portfolio for open OTC derivative instruments.
H. Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/ or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.
For the year ended December 31, 2018, certain Portfolios have entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolios use forward foreign currency contracts to enhance potential gain, hedge against anticipated currency exchange rates, gain exposure to foreign currencies and to maintain diversity and liquidity of the portfolio.
During the year ended December 31, 2018, the following Portfolios had average contract amounts on forward foreign currency contracts purchased and sold as disclosed below:
	Purchased	Sold
Australia Index	$1,062,909	$605,373
Emerging Markets Index	266,253	1,717,489
Euro STOXX 50® Index	6,334,931	2,688,905
FTSE 100 Index®	3,688,595	615,265
Hang Seng Index	749,392	362,361
International Index	—	52,268
Japan TOPIX Index®	4,002,667	1,519,566
Please refer to the tables following each respective Portfolio of Investments for open forward foreign currency contracts as of December 31, 2018.
I. Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolios assets are valued.
Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2018, with the exception of U.S. Bond Index, the below Portfolios had purchased futures contracts on various equity indices to “equitize” cash. Futures contracts

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. U.S. Bond Index sold futures contracts as part of its duration stategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended December 31, 2018, the Portfolios had average notional values on futures contracts purchased and sold as disclosed below.
	Purchased	Sold
Australia Index	$1,803,886	$—
Emerging Markets Index	17,600,602	—
Euro STOXX 50® Index	6,668,747	—
FTSE 100 Index®	5,448,064	—
Hang Seng Index	1,059,239	—
International Index	59,527,375	—
Japan TOPIX Index®	5,741,907	—
Russell™ Large Cap Growth Index	9,381,144	—
Russell™ Large Cap Index	9,333,014	—
Russell™ Large Cap Value Index	3,578,856	—
Russell™ Mid Cap Growth Index	3,041,656	—
Russell™ Mid Cap Index	16,801,600	—
Russell™ Small Cap Index	16,408,448	—
U.S. Bond Index	—	1,275,006
Please refer to the tables following each respective Portfolio of Investments for open futures contracts as of December 31, 2018.
J. Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed following the Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.
For the year ended December 31, 2018, U.S. Bond Index had bought and sold credit protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. U.S. Bond Index used CDX swaps to gain additional exposure with various sectors of the credit market and to hedge the credit risk associated with various sectors within the credit market.
For the year ended December 31, 2018, U.S. Bond Index had an average notional amount of  $60,000,000 on credit default swaps to buy protection and an average notional amount of  $20,000,000 on credit default swaps to sell protection. Please refer to the tables following the Portfolio of Investments for open credit default swaps to buy protection at December 31, 2018. There were no open credit default swaps to sell protection at December 31, 2018.
K. Securities Lending. Each Portfolio may temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
L. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
M. Delayed-Delivery or When-Issued Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such securities is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.
To mitigate counterparty risk, certain Portfolios have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).
At December 31, 2018, U.S. Bond Index had received $1,518,453 in cash collateral from certain counterparties for open delayed-delivery or when-issued securities. The Portfolio did not pledge any collateral at December 31, 2018.
N. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2018, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities and U.S. government securities, were as follows:
	Purchases	Sales
Australia Index	$22,613,855	$12,949,854
Emerging Markets Index	281,714,058	94,229,218
Euro STOXX 50® Index	82,585,491	42,930,848
FTSE 100 Index®	22,454,821	47,439,021
Hang Seng Index	3,640,221	29,032,127
International Index	199,689,040	43,702,544
Japan TOPIX Index®	12,064,282	54,539,899
Russell™ Large Cap Growth Index	66,025,346	109,772,589
Russell™ Large Cap Index	41,923,134	80,842,026
Russell™ Large Cap Value Index	53,381,412	96,192,017
Russell™ Mid Cap Growth Index	95,468,225	121,849,595
Russell™ Mid Cap Index	175,633,991	613,252,656
Russell™ Small Cap Index	149,772,558	253,567,891
U.S. Bond Index	205,077,136	195,184,727
U.S. government securities not included above were as follows:
	Purchases	Sales
U.S. Bond Index	$7,804,814,483	$8,021,800,892
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Australia Index(1)	0.70%
Emerging Markets Index(2)	0.65%
Euro STOXX 50® Index(1)	0.70%
FTSE 100 Index®(1)	0.70%
Hang Seng Index(3)	0.70% on the first $250 million; 0.60% on the next $250 million; and 0.55% thereafter
International Index	0.48% on the first $500 million; 0.46% on the next $500 million; 0.44% on the next $500 million; and 0.42% thereafter
Japan TOPIX Index®(1)	0.70%
Russell™ Large Cap Growth Index(4)	0.50% on the first $500 million; 0.48% on the next $500 million; and 0.46% thereafter
Russell™ Large Cap Index	0.35% on the first $1 billion; 0.33% on the next $1 billion; and 0.31% thereafter
Russell™ Large Cap Value Index(4)	0.50% on the first $250 million; 0.40% on the next $250 million; and 0.35% thereafter
Russell™ Mid Cap Growth Index(4)	0.50% on the first $500 million; 0.48% on the next $500 million; and 0.46% thereafter
Russell™ Mid Cap Index	0.41% on the first $2 billion; 0.34% on the next $2 billion; and 0.28% thereafter
Russell™ Small Cap Index	0.43% on the first $1 billion; 0.41% on the next $1 billion; and 0.39% thereafter
U.S. Bond Index	0.42% on the first $500 million; 0.40% on the next $500 million; 0.38% on the next $1 billion; 0.36% on the next $2 billion; 0.34% on the next $2 billion; and 0.32% thereafter

(1)
Pursuant to a side letter agreement, Voya Investments has agreed to waive 0.35% of the Portfolio’s management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

(2)
Pursuant to a side letter agreement, Voya Investments has agreed to waive 0.27% of the Portfolio’s management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(3)
Pursuant to a side letter agreement, Voya Investments has agreed to waive 0.35% of the Portfolio’s management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(4)
Pursuant to a side letter agreement, Voya Investments has agreed to waive 0.10% of the Portfolio’s management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class ADV and Class S2 shares of the respective Portfolios are subject to a shareholder service and distribution plan (the “Plans”). Under the Plans, the Distributor is paid an annual shareholder service fee at the rate of 0.25% of the average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor is paid an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its Class ADV shares and the Distributor is paid an annual distribution fee at the rate of 0.15% of the average daily net assets attributable to its Class S2 shares. The Distributor has contractually agreed to waive 0.01% of the distribution fee for Class ADV shares of International Index. Termination or modification of this obligation requires approval by the Board.
Class S shares of the Portfolios have a shareholder services and distribution plan (the “Plan”), whereby the Distributor is compensated by each Portfolio for expenses incurred for shareholder servicing and/or distribution of each Portfolio’s Class S shares. Pursuant to the Plan, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plan, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2018, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc., affiliated investment companies or other related/affiliated party owned more than 5% of the following Portfolios:
Entity	Portfolio	Percentage
ReliaStar Life Insurance Company	Russell™ Large Cap Growth Index	26.79%
	Russell™ Large Cap Value Index	7.92
Security Life of Denver Insurance Company	Russell™ Large Cap Growth Index	7.73
Voya Index Solution 2025 Portfolio	Emerging Markets Index	5.45
	International Index	7.35
	U.S. Bond Index	8.10
Voya Index Solution 2035 Portfolio	Emerging Markets Index	7.85
	International Index	9.93
Voya Index Solution 2045 Portfolio	Emerging Markets Index	6.62
	International Index	7.66
Voya Index Solution Income Portfolio	U.S. Bond Index	6.08
Voya Institutional Trust Company	Russell™ Large Cap Growth Index	13.31
	Russell™ Large Cap Index	16.55
	Russell™ Large Cap Value Index	13.38
	Russell™ Mid Cap Index	14.68
	Russell™ Small Cap Index	13.99
Voya Insurance and Annuity Company	Hang Seng Index	51.59
	International Index	32.49
	Russell™ Large Cap Growth Index	34.24
	Russell™ Large Cap Index	45.84
	Russell™ Large Cap Value Index	57.55
	Russell™ Mid Cap Growth Index	83.98
	Russell™ Mid Cap Index	11.94
	Russell™ Small Cap Index	19.20
	U.S. Bond Index	5.01
Voya Retirement Conservative Portfolio	U.S. Bond Index	7.09
Voya Retirement Growth Portfolio	Australia Index	52.68
	Emerging Markets Index	25.76
	Euro STOXX 50® Index	52.10
	FTSE 100 Index®	51.82
	Hang Seng Index	29.33
	Japan TOPIX Index®	52.42
	Russell™ Mid Cap Index	18.21
	Russell™ Small Cap Index	16.28
	U.S. Bond Index	19.31
Voya Retirement Insurance and Annuity Company	International Index	5.83
	Russell™ Large Cap Growth Index	16.78
	Russell™ Large Cap Index	33.72
	Russell™ Large Cap Value Index	15.28
	Russell™ Mid Cap Growth Index	8.89
	Russell™ Mid Cap Index	26.20
	Russell™ Small Cap Index	25.67

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Entity	Portfolio	Percentage
Voya Retirement Moderate Growth Portfolio	Australia Index	32.11
	Emerging Markets Index	15.70
	Euro STOXX 50® Index	27.53
	FTSE 100 Index®	30.08
	Hang Seng Index	10.21
	Japan TOPIX Index®	28.83
	Russell™ Mid Cap Index	8.88
	Russell™ Small Cap Index	9.07
	U.S. Bond Index	18.84
Voya Retirement Moderate Portfolio	Australia Index	13.09
	Emerging Markets Index	6.40
	Euro STOXX 50® Index	12.86
	FTSE 100 Index®	13.74
	Hang Seng Index	5.83
	Japan TOPIX Index®	13.17
	U.S. Bond Index	13.52
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Portfolios’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Porfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 —LICENSING FEES
The following Portfolios pay an annual licensing fee to the licensor listed below:
Portfolio	Licensor
Australia Index	Standard & Poor’s Financial Services LLC
Emerging Markets Index	MSCI Inc.
Euro STOXX 50® Index	STOXX Limited, Zurich, Switzerland and/or Dow Jones & Company, Inc.
FTSE 100 Index®	FTSE International Limited
Hang Seng Index	Hang Seng Data Services Limited
International Index	MSCI Inc.
Japan TOPIX Index®	Tokyo Stock Exchange, Inc.
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each of the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
Portfolio	Class ADV	Class I	Class P2	Class S	Class S2
Emerging Markets Index	N/A	N/A	0.15%	N/A	N/A
Hang Seng Index	1.25%	0.75%	N/A	1.00%	N/A
International Index(1)	1.00%	0.50%	0.15%	0.75%	0.90%
Russell™ Large Cap Growth Index(2)	N/A	N/A	N/A	N/A	N/A
Russell™ Large Cap Index(3)	0.87%	0.37%	N/A	0.62%	0.77%
Russell™ Large Cap Value Index(2)	N/A	N/A	N/A	N/A	N/A
Russell™ Mid Cap Growth Index(4)	N/A	0.43%	N/A	0.68%	0.83%
Russell™ Mid Cap Index(5)	0.93%	0.43%	0.15%	0.68%	0.83%
Russell™ Small Cap Index	0.95%	0.45%	0.15%	0.70%	0.85%
U.S. Bond Index	0.90%	0.40%	0.15%	0.65%	0.80%

(1)
Pursuant to a side letter agreement through May 1, 2019, the Investment Adviser has further lowered the expense limits for International Index to 0.95%, 0.45%, 0.70% and 0.85% for Class ADV, Class I, Class S and Class S2, respectively. Termination or modification of this obligation requires approval by the Board.

(2)
Pursuant to a side letter agreement, through May 1, 2019, the Investment Adviser has agreed to waive all or a portion of the management fee so that the expense limits are 0.93%, 0.43%, and 0.68% for Class ADV, Class I, and Class S, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(3)
Pursuant to a side letter agreement, effective January 1, 2018 and through May 1, 2019, the Investment Adviser has further lowered the expense limits for Russell™ Large Cap Index to 0.86%, 0.36%, 0.61% and 0.76% for Class ADV, Class I, Class S and Class S2, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

(4)
Pursuant to a side letter agreement, effective January 1, 2018 and through May 1, 2019, the Investment Adviser has further lowered the expense limits for Russell™ Mid Cap Growth Index to 0.40%, 0.65%, and 0.80% for Class I, Class S and Class S2, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.Termination or modification of this obligation requires approval by the Board.

(5)
Pursuant to a side letter agreement, effective January 1, 2018 and through May 1, 2019, the Investment Adviser has further lowered the expense limits for Russell™ Mid Cap Index to 0.90%, 0.40%, 0.65% and 0.80% for Class ADV, Class I, Class S and Class S2, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2018, the amount of waived and/or reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:
	December 31,
	2019	2020	2021	Total
Emerging Markets Index	$—	$485,233	$1,013,616	$1,498,849
International Index	923,108	2,322,042	3,543,530	6,788,680
Russell™ Large Cap Index	74,829	78,406	—	153,235
Russell™ Mid Cap Growth Index	81,410	60,399	—	141,809
Russell™ Mid Cap Index	108,592	537,712	589,155	1,235,459
Russell™ Small Cap Index	92,974	300,606	380,460	774,040
U.S. Bond Index	186,626	1,293,812	2,197,274	3,677,712
The Expense Limitation Agreement is contractual through May 1, 2019 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective May 18, 2018, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 17, 2019. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 18, 2018, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 18, 2018.
Borrowings under the credit agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolios utilized the line of credit during the year ended December 31, 2018:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Australia Index	3	$716,000	3.19%
Emerging Markets Index	6	2,263,500	2.49
Euro STOXX 50® Index	1	575,000	3.19
FTSE 100 Index®	3	5,103,000	2.58
Hang Seng Index	1	3,218,000	2.42
International Index	5	2,177,400	2.81
Japan TOPIX Index®	13	2,294,308	2.71
Russell™ Large Cap Growth Index	5	1,063,600	2.94
Russell™ Large Cap Value Index	7	1,515,143	2.82
Russell™ Mid Cap Growth Index	3	891,000	3.19
Russell™ Mid Cap Index	12	46,638,583	2.70
Russell™ Small Cap Index	12	27,594,833	2.70
U.S. Bond Index	1	2,351,000	2.70

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 10 — CAPITAL SHARES
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Australia Index
Class I
12/31/2018	2,726,773	—	626,056	(2,076,269)	1,276,560	23,193,104	—	5,446,682	(18,008,808)	10,630,978
12/31/2017	30,349	—	566,012	(7,420,182)	(6,823,821)	258,018	—	4,731,859	(63,180,337)	(58,190,460)
Emerging Markets Index
Class I
12/31/2018	21,202,313	—	857,095	(14,393,860)	7,665,548	256,905,722	—	10,859,398	(173,553,565)	94,211,555
12/31/2017	10,704,813	—	723,610	(27,557,948)	(16,129,525)	117,734,388	—	7,793,282	(308,509,658)	(182,981,988)
Class P2
12/31/2018	11,992,172	—	493,941	(4,181,031)	8,305,082	144,111,565	—	6,287,864	(48,989,497)	101,409,932
5/3/2017(1) - 12/31/2017	18,770,937	—	196,973	(1,945,510)	17,022,400	210,633,686	—	2,123,366	(23,712,646)	189,044,406
Class S
12/31/2018	—	—	—	—	—	—	—	—	—	—
12/31/2017	—	—	—	—*	—	—	—	—	—	—
Euro STOXX 50® Index
Class ADV
12/31/2018	104,972	—	85,861	(496,248)	(305,415)	1,160,533	—	965,077	(5,380,803)	(3,255,193)
12/31/2017	883,620	—	69,824	(1,067,003)	(113,559)	9,604,006	—	758,294	(11,668,068)	(1,305,768)
Class I
12/31/2018	8,156,605	—	1,395,413	(4,810,917)	4,741,101	87,121,828	—	15,782,116	(51,859,115)	51,044,829
12/31/2017	54,421	—	1,303,491	(10,647,360)	(9,289,448)	559,961	—	14,247,161	(114,263,813)	(99,456,691)
FTSE 100 Index®
Class ADV
12/31/2018	339,270	—	44,566	(375,772)	8,064	3,239,300	—	420,703	(3,485,174)	174,829
12/31/2017	112,389	—	35,610	(159,370)	(11,371)	1,012,975	—	315,858	(1,456,611)	(127,778)
Class I
12/31/2018	3,144,828	—	1,914,489	(6,021,913)	(962,596)	28,240,584	—	18,187,648	(56,421,177)	(9,992,945)
12/31/2017	714,765	—	2,232,515	(8,920,423)	(5,973,143)	6,783,293	—	19,914,030	(82,186,228)	(55,488,905)
Hang Seng Index
Class ADV
12/31/2018	1,277	—	9,588	(16,370)	(5,505)	17,726	—	148,035	(261,012)	(95,251)
12/31/2017	960	—	357	(14,049)	(12,732)	12,465	—	5,079	(206,467)	(188,923)
Class I
12/31/2018	302,179	—	409,720	(1,613,907)	(902,008)	4,428,235	—	6,342,477	(25,267,744)	(14,497,032)
12/31/2017	22,449	—	56,024	(3,035,191)	(2,956,718)	315,713	—	797,783	(45,631,009)	(44,517,513)
Class S
12/31/2018	132,316	—	312,482	(469,634)	(24,836)	2,133,169	—	4,834,095	(7,204,883)	(237,619)
12/31/2017	335,224	—	15,995	(600,938)	(249,719)	5,031,799	—	227,775	(9,207,450)	(3,947,876)
International Index
Class ADV
12/31/2018	1,740,355	—	1,392,887	(9,637,250)	(6,504,008)	16,370,888	—	14,583,530	(97,462,676)	(66,508,258)
12/31/2017	1,370,904	—	1,474,319	(17,189,512)	(14,344,289)	12,525,494	—	14,094,484	(166,952,606)	(140,332,628)
Class I
12/31/2018	8,787,563	—	905,126	(6,241,840)	3,450,849	92,265,367	—	9,657,691	(63,850,567)	38,072,491
12/31/2017	21,649,902	—	753,860	(55,989,922)	(33,586,160)	200,118,685	—	7,342,600	(547,016,233)	(339,554,948)
Class P2
12/31/2018	28,082,721	—	1,740,642	(6,415,232)	23,408,131	290,496,228	—	18,624,875	(66,046,799)	243,074,304
5/3/2017(1) - 12/31/2017	57,744,623	—	1,051,194	(4,054,795)	54,741,022	571,172,958	—	10,228,121	(41,779,778)	539,621,301
Class S
12/31/2018	1,202,999	—	179,938	(1,322,539)	60,398	12,122,066	—	1,907,343	(13,714,210)	315,199
12/31/2017	848,666	—	175,882	(1,762,053)	(737,505)	8,307,875	—	1,702,534	(17,233,798)	(7,223,389)
Class S2
12/31/2018	34,159	—	3,173	(14,493)	22,839	353,120	—	33,601	(150,276)	236,445
12/31/2017	28,081	—	2,373	(72,550)	(42,096)	272,441	—	22,970	(692,791)	(397,380)
Japan TOPIX Index®
Class ADV
12/31/2018	97,486	—	85,117	(334,337)	(151,734)	1,214,722	—	995,866	(3,974,306)	(1,763,718)
12/31/2017	172,722	—	38,937	(342,704)	(131,045)	2,024,876	—	422,074	(3,942,985)	(1,496,035)

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Japan TOPIX Index® (continued)
Class I
12/31/2018	2,263,564	—	2,252,823	(5,461,563)	(945,176)	24,909,116	—	26,605,844	(64,957,746)	(13,442,786)
12/31/2017	2,245,327	—	1,160,343	(7,107,008)	(3,701,338)	24,879,691	—	12,682,550	(83,407,323)	(45,845,082)
Russell™ Large Cap Growth Index
Class ADV
12/31/2018	—	—	5	—	5	—	—	178	—	178
12/31/2017	—	—	1	—*	1	—	—	28	—*	28
Class I
12/31/2018	491,110	—	442,746	(1,130,587)	(196,731)	18,263,316	—	15,890,149	(41,629,505)	(7,476,040)
12/31/2017	594,363	—	120,200	(1,124,545)	(409,982)	18,280,901	—	3,662,493	(35,692,730)	(13,749,336)
Class S
12/31/2018	1,277,925	—	412,785	(1,795,727)	(105,017)	47,126,415	—	14,748,818	(65,617,043)	(3,741,810)
12/31/2017	1,510,117	—	102,561	(2,224,146)	(611,468)	45,597,118	—	3,112,736	(71,324,569)	(22,614,715)
Russell™ Large Cap Index
Class ADV
12/31/2018	943,337	—	27,884	(324,760)	646,461	19,958,960	—	582,782	(6,879,519)	13,662,223
12/31/2017	513,217	—	24,766	(423,653)	114,330	9,700,537	—	451,986	(7,877,890)	2,274,633
Class I
12/31/2018	1,723,718	—	209,761	(1,861,063)	72,416	37,282,786	—	4,457,407	(40,380,195)	1,359,998
12/31/2017	2,320,340	—	214,667	(2,205,043)	329,964	44,073,372	—	3,979,934	(42,206,595)	5,846,711
Class S
12/31/2018	1,508,100	—	370,585	(4,094,834)	(2,216,149)	32,814,216	—	7,830,458	(87,562,577)	(46,917,903)
12/31/2017	3,082,682	—	464,113	(8,715,578)	(5,168,783)	57,191,057	—	8,558,244	(165,280,873)	(99,531,572)
Class S2
12/31/2018	5,037	—	451	(26,308)	(20,820)	111,124	—	9,816	(579,879)	(458,939)
12/31/2017	14,953	—	846	(26,033)	(10,234)	283,228	—	16,027	(495,574)	(196,319)
Russell™ Large Cap Value Index
Class ADV
12/31/2018	—	—	9	—	9	—	—	197	—	197
12/31/2017	—	—	3	—	3	—	—	58	—	58
Class I
12/31/2018	118,489	—	255,986	(722,156)	(347,681)	2,637,261	—	5,593,289	(16,240,752)	(8,010,202)
12/31/2017	399,868	—	101,265	(612,966)	(111,833)	8,582,192	—	2,147,826	(13,311,745)	(2,581,727)
Class S
12/31/2018	480,342	—	749,400	(2,092,499)	(862,757)	10,786,511	—	16,284,468	(46,811,827)	(19,740,848)
12/31/2017	1,338,391	—	294,381	(4,038,281)	(2,405,509)	28,672,530	—	6,208,489	(87,858,488)	(52,977,469)
Russell™ Mid Cap Growth Index
Class I
12/31/2018	121,816	—	60,624	(175,882)	6,558	4,185,926	—	1,994,532	(5,955,042)	225,416
12/31/2017	266,029	—	3,507	(111,139)	158,397	8,618,643	—	108,153	(3,597,189)	5,129,607
Class S
12/31/2018	539,306	—	974,619	(1,384,685)	129,240	19,069,915	—	32,016,234	(47,283,943)	3,802,206
12/31/2017	325,841	—	63,457	(2,282,645)	(1,893,347)	10,208,515	—	1,955,102	(71,536,471)	(59,372,854)
Class S2
12/31/2018	1,065	—	5,593	(6,447)	211	35,182	—	183,519	(224,601)	(5,900)
12/31/2017	1,029	—	294	(4,044)	(2,721)	32,383	—	9,034	(122,474)	(81,057)
Russell™ Mid Cap Index
Class ADV
12/31/2018	779,016	—	1,555,514	(1,669,539)	664,991	11,199,992	—	21,932,754	(24,376,646)	8,756,100
12/31/2017	1,158,541	—	947,758	(1,435,581)	670,718	17,403,188	—	13,515,021	(21,402,779)	9,515,430
Class I
12/31/2018	6,622,936	—	9,578,686	(30,270,990)	(14,069,368)	96,763,845	—	139,465,666	(453,455,685)	(217,226,174)
12/31/2017	6,797,255	—	7,126,788	(36,004,455)	(22,080,412)	106,123,888	—	104,478,717	(558,813,147)	(348,210,542)
Class P2
12/31/2018	4,285,267	—	1,505,815	(5,891,046)	(99,964)	64,816,126	—	21,984,898	(94,167,590)	(7,366,566)
5/3/2017(1) - 12/31/2017	13,977,815	—	917,204	(901,165)	13,993,854	219,422,964	—	13,446,206	(14,280,590)	218,588,580

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Russell™ Mid Cap Index (continued)
Class S
12/31/2018	932,369	—	2,599,695	(3,942,071)	(410,007)	14,054,054	—	37,435,605	(59,671,623)	(8,181,964)
12/31/2017	1,545,050	—	1,935,737	(7,987,736)	(4,506,949)	23,438,311	—	28,087,548	(121,679,147)	(70,153,288)
Class S2
12/31/2018	118,248	—	139,859	(305,982)	(47,875)	1,775,447	—	1,985,993	(4,534,571)	(773,131)
12/31/2017	181,664	—	94,838	(370,050)	(93,548)	2,748,234	—	1,359,979	(5,552,594)	(1,444,381)
Russell™ Small Cap Index
Class ADV
12/31/2018	886,338	—	485,189	(939,574)	431,953	13,090,242	—	7,219,605	(13,985,625)	6,324,222
12/31/2017	1,051,908	—	594,815	(1,121,530)	525,193	15,239,228	—	8,172,756	(16,088,684)	7,323,300
Class I
12/31/2018	4,397,081	—	1,980,667	(6,176,106)	201,642	64,112,367	—	30,423,046	(96,786,273)	(2,250,860)
12/31/2017	12,240,228	—	2,023,869	(12,298,669)	1,965,428	176,530,334	—	28,637,736	(186,121,006)	19,047,064
Class P2
12/31/2018	2,566,452	—	339,287	(4,781,693)	(1,875,954)	38,885,121	—	5,231,806	(75,728,565)	(31,611,638)
5/3/2017(1) - 12/31/2017	8,057,856	—	498,620	(588,634)	7,967,842	121,959,586	—	7,060,466	(8,995,691)	120,024,361
Class S
12/31/2018	1,430,652	—	1,006,586	(3,168,463)	(731,225)	22,186,757	—	15,340,373	(49,114,086)	(11,586,956)
12/31/2017	1,718,566	—	1,444,732	(6,301,238)	(3,137,940)	25,390,215	—	20,284,045	(93,043,413)	(47,369,153)
Class S2
12/31/2018	140,417	—	33,246	(169,869)	3,794	2,125,376	—	497,689	(2,582,360)	40,705
12/31/2017	133,330	—	52,582	(267,404)	(81,492)	1,932,685	—	726,155	(3,860,523)	(1,201,683)
U.S. Bond Index
Class ADV
12/31/2018	330,810	—	52,488	(726,625)	(343,327)	3,372,833	—	537,178	(7,427,402)	(3,517,391)
12/31/2017	406,159	—	62,961	(592,398)	(123,278)	4,278,878	—	664,801	(6,246,942)	(1,303,263)
Class I
12/31/2018	41,765,342	—	5,368,379	(67,886,268)	(20,752,547)	430,295,891	—	55,157,325	(696,820,016)	(211,366,800)
12/31/2017	45,422,984	—	6,479,611	(114,306,190)	(62,403,595)	481,050,625	—	68,685,883	(1,210,995,749)	(661,259,241)
Class P2
12/31/2018	40,513,543	—	2,000,542	(28,486,261)	14,027,824	415,649,276	—	20,551,311	(292,384,489)	143,816,098
5/3/2017(1) - 12/31/2017	74,429,560	—	1,166,494	(6,517,361)	69,078,693	789,568,305	—	12,385,981	(69,337,058)	732,617,228
Class S
12/31/2018	1,537,598	—	363,381	(3,310,995)	(1,410,016)	15,789,215	—	3,722,878	(33,960,354)	(14,448,261)
12/31/2017	1,656,510	—	463,266	(6,729,013)	(4,609,237)	17,545,787	—	4,897,048	(70,973,500)	(48,530,665)
Class S2
12/31/2018	41,186	—	4,657	(166,284)	(120,441)	424,534	—	47,700	(1,684,744)	(1,212,510)
12/31/2017	27,769	—	5,434	(82,985)	(49,782)	293,607	—	57,469	(878,540)	(527,464)

(1)
Commencement of operations.

*
Share amount is less than 0.500 or $0.50.

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 11 — SECURITIES LENDING (continued)

government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.
The following tables represent a summary of the respective Portfolios’ securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2018:
Australia Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$251,410	$(251,410)	$—
Barclays Capital Securities Ltd.	164,429	(164,429)	—
Citigroup Global Markets Inc.	1,663	(1,663)	—
Credit Suisse Securities (USA) LLC	12,989	(12,989)	—
Goldman, Sachs & Co. LLC	307,286	(307,286)	—
J.P. Morgan Securities LLC	1,846	(1,846)	—
Macquarie Bank Limited	65,953	(65,953)	—
Morgan Stanley & Co. LLC	109,183	(109,183)	—
Scotia Capital (USA) INC	46,057	(46,057)	—
UBS Securities LLC.	39,381	(39,381)	—
Total	$1,000,197	$(1,000,197)	$—

(1)
Collateral with a fair value of  $1,060,371 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Emerging Markets Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Credit Suisse AG	$159,088	$(159,088)	$—
Citigroup Global Markets Limited	75,480	(75,480)	—
Citigroup Global Markets Inc.	68,881	(68,881)	—
Credit Suisse Securities (Europe) Limited	353,632	(353,632)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Deutsche Bank Securities Inc.	24,148	(24,148)	—
Goldman, Sachs & Co. LLC	444,436	(444,436)	—
HSBC Bank PLC	43,994	(43,994)	—
J.P. Morgan Securities LLC	1,106,923	(1,106,923)	—
JP Morgan Securities, Plc.	1,432,660	(1,432,660)	—
Macquarie Bank Limited	9,348	(9,348)	—
Morgan Stanley & Co. LLC	251,047	(251,047)	—
National Financial Services LLC	1,236,863	(1,236,863)	—
Total	$5,206,500	$(5,206,500)	$—

(1)
Collateral with a fair value of  $5,699,969 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Euro STOXX 50® Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
HSBC Bank PLC	$234,447	$(234,447)	$—
Total	$234,447	$(234,447)	$—

(1)
Collateral with a fair value of  $288,435 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Hang Seng Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman, Sachs & Co. LLC	$208,996	$(208,996)	$—
Total	$208,996	$(208,996)	$—

(1)
Collateral with a fair value of  $219,875 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

International Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$558,297	$(558,297)	$—
Citigroup Global Markets Limited	601,586	(601,586)	—
Citigroup Global Markets Inc.	734,470	(734,470)	—
Goldman, Sachs & Co. LLC	298,824	(298,824)	—
HSBC Bank PLC	920,408	(920,408)	—
JP Morgan Securities, Plc.	1,063,944	(1,063,944)	—
Macquarie Bank Limited	27,248	(27,248)	—
Merrill Lynch International	274,642	(274,642)	—
Morgan Stanley & Co. LLC	721,406	(721,406)	—

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 11 — SECURITIES LENDING (continued)

International Index (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Nomura International PLC	1,985,702	(1,985,702)	—
UBS AG	3,775,262	(3,775,262)	—
Total	$10,961,789	$(10,961,789)	$—

(1)
Collateral with a fair value of  $11,535,802 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Japan TOPIX Index®
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$113,023	$(113,023)	$—
Barclays Capital Inc.	390,942	(390,942)	—
Barclays Capital Securities Ltd.	20,206	(20,206)	—
Citigroup Global Markets Inc.	1,541,068	(1,541,068)	—
Credit Suisse Securities (Europe) Limited	156,680	(156,680)	—
Credit Suisse Securities (USA) LLC	17,958	(17,958)	—
Deutsche Bank Securities Inc.	9,593	(9,593)	—
Deutsche Bank, AG	60,216	(60,216)	—
Goldman, Sachs & Co. LLC	63,883	(63,883)	—
HSBC Bank PLC	50,082	(50,082)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	5,768	(5,768)	—
Merrill Lynch International	223,721	(223,721)	—
Nomura Securities International, Inc.	8,570	(8,570)	—
UBS AG	6,702	(6,702)	—
UBS Securities LLC.	1,884	(1,884)	—
Total	$2,670,296	$(2,670,296)	$—

(1)
Collateral with a fair value of  $2,811,578 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Russell™ Mid Cap Growth Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$219,933	$(219,933)	$—
Barclays Capital Inc.	516	(516)	—
Citadel Securities LLC	27,061	(27,061)	—
Citadel Clearing LLC	635,583	(635,583)	—
Citigroup Global Markets Inc.	69,722	(69,722)	—
Deutsche Bank Securities Inc.	309,086	(309,086)	—
HSBC Bank PLC	1,449,168	(1,449,168)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
J.P. Morgan Securities LLC	480,983	(480,983)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	44,724	(44,724)	—
Morgan Stanley & Co. LLC	325,856	(325,856)	—
Natixis Securities America LLC	37,275	(37,275)	—
RBC Capital Markets, LLC	240,418	(240,418)	—
Scotia Capital (USA) INC	10,632	(10,632)	—
Wells Fargo Securities LLC	715,566	(715,566)	—
Total	$4,566,523	$(4,566,523)	$—

(1)
Collateral with a fair value of  $4,701,687 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Russell™ Mid Cap Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$1,038,570	$(1,038,570)	$—
BNP Paribas Securities Corp.	7,606	(7,606)	—
Barclays Bank PLC	397,039	(397,039)	—
Citadel Securities LLC	3,908	(3,908)	—
Citadel Clearing LLC	1,329,864	(1,329,864)	—
Citigroup Global Markets Inc.	894,294	(894,294)	—
Deutsche Bank Securities Inc.	1,581,766	(1,581,766)	—
Goldman, Sachs & Co. LLC	213,868	(213,868)	—
HSBC Bank PLC	1,530,338	(1,530,338)	—
J.P. Morgan Securities LLC	1,778,705	(1,778,705)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	115,344	(115,344)	—
Mizuho Securities USA LLC.	851,595	(851,595)	—
Morgan Stanley & Co. LLC	3,278,282	(3,278,282)	—
National Financial Services LLC	299,889	(299,889)	—
Natixis Securities America LLC	431,601	(431,601)	—
RBC Dominion Securities Inc	105,404	(105,404)	—
SG Americas Securities, LLC	647,163	(647,163)	—
Scotia Capital (USA) INC	1,772	(1,772)	—
Wells Fargo Securities LLC	646,943	(646,943)	—
Total	$15,153,951	$(15,153,951)	$—

(1)
Collateral with a fair value of  $15,606,236 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Russell™ Small Cap Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$1,675,516	$(1,675,516)	$—

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 11 — SECURITIES LENDING (continued)

Russell™ Small Cap Index (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage Intl Ltd	94,119	(94,119)	—
BNP Paribas Securities Corp.	436	(436)	—
Barclays Capital Inc.	537,618	(537,618)	—
CIBC World Markets Corporation	85,132	(85,132)	—
Citadel Securities LLC	687,635	(687,635)	—
Citadel Clearing LLC	1,640,041	(1,640,041)	—
Citigroup Global Markets Inc.	1,660,201	(1,660,201)	—
Deutsche Bank Securities Inc.	2,327,131	(2,327,131)	—
Goldman, Sachs & Co. LLC	5,564,841	(5,564,841)	—
HSBC Bank PLC	2,234,741	(2,234,741)	—
Industrial And Commercial Bank Of China	16,991	(16,991)	—
J.P. Morgan Securities LLC	4,395,878	(4,395,878)	—
Janney Montgomery Scott LLC	55,081	(55,081)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	188,985	(188,985)	—
Morgan Stanley & Co. LLC	5,158,421	(5,158,421)	—
National Bank Of Canada Financial INC	2,681,499	(2,681,499)	—
National Financial Services LLC	2,490,278	(2,490,278)	—
Natixis Securities America LLC	657,820	(657,820)	—
RBC Dominion Securities Inc	528,517	(528,517)	—
SG Americas Securities, LLC	562,658	(562,658)	—
Scotia Capital (USA) INC	3,297,687	(3,297,687)	—
TD Prime Services LLC	142,294	(142,294)	—
UBS AG	8,626	(8,626)	—
Wells Fargo Bank NA	1,348,762	(1,348,762)	—
Wells Fargo Securities LLC	1,143,544	(1,143,544)	—
Total	$39,184,452	$(39,184,452)	$—

(1)
Collateral with a fair value of  $40,474,978 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

U.S. Bond Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$394,537	$(394,537)	$—
Barclays Capital Inc.	826,696	(826,696)	—
Citadel Clearing LLC	343,628	(343,628)	—
Citigroup Global Markets Inc.	111,430	(111,430)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Daiwa Capital Markets America Inc.	9,931	(9,931)	—
Goldman, Sachs & Co. LLC	125,690	(125,690)	—
Janney Montgomery Scott LLC	1,048,580	(1,048,580)	—
Mizuho Securities USA LLC.	167,769	(167,769)	—
Morgan Stanley & Co. LLC	5,882,616	(5,882,616)	—
Nomura Securities International, Inc.	422,563	(422,563)	—
Scotia Capital (USA) INC	151,743	(151,743)	—
TD Securities (USA) Inc.	11,061,482	(11,061,482)	—
UBS AG	961,545	(961,545)	—
Total	$21,508,210	$(21,508,210)	$—

(1)
Collateral with a fair value of  $22,017,472 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — SECURITIES LENDING SETTLEMENT
In February 2018, Voya Investments and Directed Services LLC (collectively, the “Respondent”) entered into a settlement agreement (the “Settlement”) with the Securities and Exchange Commission related to certain securities lending practices employed within various insurance-dedicated Voya mutual funds. The Respondent paid disgorgement, prejudgment interest and a civil money penalty of  $3,647,469, including payments to the impacted mutual funds totaling $2,024,355. During the year period ended December 31, 2018, Russell™ Mid Cap Index and Russell™ Small Cap Index received payments of  $234,477 and $374,848, respectively, related to the Settlement and such amounts are recorded in Settlement Income in the accompanying Statements of Operations.
NOTE 13 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), paydown gains, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of December 31, 2018:
	Paid-in Capital	Distributable Earnings
International Index	$(1,826,920)	$1,826,920
Russell™ Large Cap Index	2,997	(2,997)
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2018		Year Ended December 31, 2017
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Australia Index	$5,446,682	$—	$4,731,859	$—
Emerging Markets Index	17,147,344	—	9,916,676	—
Euro STOXX 50® Index	10,432,569	6,314,624	15,005,455	—
FTSE 100 Index®	12,095,704	6,512,647	10,852,067	9,377,821
Hang Seng Index	4,078,123	7,246,620	1,030,637	—
International Index	44,807,040	—	33,390,709	—
Japan TOPIX Index®	7,401,803	20,199,907	6,068,898	7,035,726
Russell™ Large Cap Growth Index	10,951,219	19,687,926	6,775,257	—
Russell™ Large Cap Index	12,880,463	—	13,006,191	—
Russell™ Large Cap Value Index	11,709,648	10,168,306	8,356,373	—
Russell™ Mid Cap Growth Index	9,125,044	25,069,241	2,072,289	—
Russell™ Mid Cap Index	34,072,419	188,732,497	28,440,467	132,447,004
Russell™ Small Cap Index	15,225,430	43,487,089	7,933,959	56,947,199
U.S. Bond Index	78,816,716	1,213,558	85,482,389	1,397,230
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2018 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Australia Index	$4,390,132	$—	$(9,164,562)	$(355,157)	Short-term	None
				(32,070,333)	Long-term	None
				$(32,425,490)
Emerging Markets Index	15,092,291	—	(28,281,213)	(12,884,880)	Short-term	None
				(33,958,110)	Long-term	None
				$(46,842,990)
Euro STOXX 50® Index	9,110,591	754,784	(18,458,456)	—	—	—
FTSE 100 Index®	9,331,595	7,048,948	(26,975,712)	—	—	—
Hang Seng Index	1,559,156	8,233,272	12,486,400	—	—	—
International Index	44,905,701	—	(1,111,908)	(7,757,257)	Short-term	None
				(44,525,808)	Long-term	None
				$(52,283,065)*
Japan TOPIX Index®	5,368,265	18,304,340	29,360,896	—	—	—
Russell™ Large Cap Growth Index	7,250,801	32,558,893	362,115,814	—	—	—
Russell™ Large Cap Index	14,254,485	29,340,435	495,492,861	—	—	—
Russell™ Large Cap Value Index	9,150,349	13,838,819	69,479,959	—	—	—
Russell™ Mid Cap Growth Index	5,399,992	23,690,413	93,837,785	—	—	—
Russell™ Mid Cap Index	27,957,410	239,010,443	535,692,351	—	—	—
Russell™ Small Cap Index	16,598,885	78,786,407	162,208,546	—	—	—
U.S. Bond Index	16,364,569	—	(24,853,977)	(21,516,186)	Short-term	None
				(2,802,462)	Long-term	None
				$(24,318,648)

*
Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

As of December 31, 2018, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2014.
Prior to the reclassification of distributions on the Statement of Changes in Net Assets, the characteristics of distributions for the year ended December 31, 2017 were as follows:
	Australia Index	Emerging Markets Index	Euro STOXX 50® Index	FTSE 100 Index®	Hang Seng Index	International Index
Distributions from net investment income:
Class ADV	$—	$—	$(758,294)	$(156,667)	$(5,079)	$(14,094,484)
Class I	(4,731,859)	(7,793,282)	(14,247,161)	(10,695,400)	(797,783)	(7,342,600)
Class P2	—	(2,123,366)	—	—	—	(10,228,121)
Class S	—	(28)	—	—	(227,775)	(1,702,534)
Class S2	—	—	—	—	—	(22,970)
	$(4,731,859)	$(9,916,676)	$(15,005,455)	$(10,852,067)	$(1,030,637)	$(33,390,709)
Distributions from net realized gains:
Class ADV	$—	$—	$—	$(159,191)	$—	$—
Class I	—	—	—	(9,218,630)	—	—
	$—	$—	$—	$(9,377,821)	$—	$—
Undistributed net investment income at end of year	$5,433,218	$17,137,582	$10,375,078	$12,069,017	$3,149,431	$44,919,706

	Japan TOPIX Index®	Russell™ Large Cap Growth Index	Russell™ Large Cap Index	Russell™ Large Cap Value Index	Russell™ Mid Cap Growth Index	Russell™ Mid Cap Index
Distributions from net investment income:
Class ADV	$(157,582)	$(28)	$(451,986)	$(58)	$—	$(1,820,889)
Class I	(5,911,316)	(3,662,493)	(3,979,934)	(2,147,826)	(108,153)	(18,714,973)
Class P2	—	—	—	—	—	(2,408,580)
Class S	—	(3,112,736)	(8,558,244)	(6,208,489)	(1,955,102)	(4,346,491)
Class S2	—	—	(16,027)	—	(9,034)	(187,359)
	$(6,068,898)	$(6,775,257)	$(13,006,191)	$(8,356,373)	$(2,072,289)	$(27,478,292)
Distributions from net realized gains:
Class ADV	$(264,492)	$—	$—	$—	$—	$(11,694,132)
Class I	(6,771,234)	—	—	—	—	(85,763,744)
Class P2	—	—	—	—	—	(11,037,625)
Class S	—	—	—	—	—	(23,741,058)
Class S2	—	—	—	—	—	(1,172,620)
	$(7,035,726)	$—	$—	$—	$—	$(133,409,179)
Undistributed net investment income at end of year	$6,467,522	$6,671,582	$12,842,199	$8,427,162	$1,261,044	$23,722,670

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

	Russell™ Small Cap Index	U.S. Bond Index
Distributions from net investment income:
Class ADV	$(747,306)	$(580,135)
Class I	(3,869,156)	(62,237,271)
Class P2	(953,918)	(10,840,108)
Class S	(2,211,797)	(4,343,274)
Class S2	(69,062)	(50,877)
	$(7,851,239)	$(78,051,665)
Distributions from net realized gains:
Class ADV	$(7,425,450)	$(84,667)
Class I	(24,768,581)	(6,637,048)
Class P2	(6,106,548)	(1,545,873)
Class S	(18,072,247)	(553,774)
Class S2	(657,093)	(6,592)
	$(57,029,919)	$(8,827,954)
Undistributed net investment income at end of year	$8,521,157	$8,860,642

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS
In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for interim and annual periods beginning after December 15, 2018.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. As of December 31, 2018, management of the Portfolios is currently assessing the potential impact to financial statement disclosure that may result from adopting these ASUs.
NOTE 15 — SUBSEQUENT EVENTS
Subsequent to December 31, 2018, the following Portfolio paid dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
U.S. Bond Index
Class ADV	$0.0161	February 1, 2019	Daily
Class I	$0.0206	February 1, 2019	Daily
Class P2	$0.0227	February 1, 2019	Daily
Class S	$0.0183	February 1, 2019	Daily
Class S2	$0.0170	February 1, 2019	Daily
Expense Limitation Agreements: On January 25, 2019, the Board approved revised expense limits for each class of Hang Seng Index. Effective January 1, 2019, through May 1, 2020, the Investment Adviser has further lowered the expense limits to 1.05%, 0.55%, and 0.80% for Class ADV, Class I, and Class S, respectively.
On January 25, 2019, the Board approved revised expense limits for certain classes of U.S. Bond Index. Effective January 1, 2019, through May 1, 2020, the Investment Adviser has further lowered the expense limits to 0.88%, 0.38%, 0.63%, and 0.78% for Class ADV, Class I, Class S, and Class S2, respectively.
Management Fee: On January 25, 2019, the Board approved revisions to the management fee for U.S. Bond Index. Effective January 1, 2019, the management fee is 0.39% on the first $500 million, 0.37% on the next $500 million, 0.35% on the next $1 billion, 0.33% on the next $2 billion, 0.31% on the next $2 billion, 0.29% thereafter.
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Australia Index Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.5%
		Communication Services: 3.5%
1,040,042		Telstra Corp., Ltd.	$2,087,218	2.2
496,558	(1)	Other Securities	1,158,781	1.3
			3,245,999	3.5
		Consumer Discretionary: 6.2%
55,715		Aristocrat Leisure Ltd.	857,665	0.9
175,777		Tabcorp Holdings Ltd.	531,414	0.5
99,152		Wesfarmers Ltd.	2,252,599	2.4
454,855	(2)	Other Securities	2,230,045	2.4
			5,871,723	6.2
		Consumer Staples: 5.7%
63,512	(3)	a2 Milk Co. Ltd.	461,606	0.5
99,152	(3)	Coles Group Ltd.	819,894	0.9
62,846		Treasury Wine Estates Ltd.	655,344	0.7
114,847		Woolworths Group Ltd	2,382,386	2.5
244,458	(1)(2)	Other Securities	1,020,652	1.1
			5,339,882	5.7
		Energy: 5.3%
115,567		Oil Search Ltd.	582,112	0.6
153,714	(3)	Origin Energy Ltd.	701,186	0.8
154,060		Santos Ltd.	594,152	0.6
93,525	(3)(4)	Viva Energy Group Ltd.	118,679	0.1
81,855		Woodside Petroleum Ltd.	1,803,052	1.9
301,764		Other Securities	1,205,055	1.3
			5,004,236	5.3
		Financials: 32.3%
255,982		AMP Ltd.	441,893	0.5
16,927		ASX Ltd.	715,247	0.8
253,101		Australia & New Zealand Banking Group Ltd.	4,373,248	4.6
153,894		Commonwealth Bank of Australia	7,849,770	8.4
202,066		Insurance Australia Group Ltd.	996,632	1.1
27,674		Macquarie Group Ltd.	2,119,716	2.2
240,831		Medibank Pvt Ltd.	435,996	0.5
238,661		National Australia Bank Ltd.	4,049,915	4.3
119,361		QBE Insurance Group Ltd.	849,923	0.9
113,334		Suncorp Group Ltd.	1,008,646	1.1
300,365		Westpac Banking Corp.	5,307,414	5.6
419,447	(2)	Other Securities	2,151,161	2.3
			30,299,561	32.3
		Health Care: 8.6%
5,009		Cochlear Ltd.	613,746	0.7
39,568		CSL Ltd.	5,168,286	5.5
11,310		Ramsay Health Care Ltd.	460,051	0.5
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
44,406		ResMed, Inc.	$499,271	0.5
37,129		Sonic Healthcare Ltd.	579,216	0.6
480,836	(1)	Other Securities	765,172	0.8
			8,085,742	8.6
		Industrials: 7.9%
174,032		Aurizon Holdings Ltd.	525,054	0.6
138,883		Brambles Ltd.	993,659	1.1
149,217		Qantas Airways Ltd.	608,734	0.6
196,886		Sydney Airport	933,599	1.0
228,057		Transurban Group - Stapled Security	1,871,784	2.0
922,773	(1)(2)(5)	Other Securities	2,455,989	2.6
			7,388,819	7.9
		Information Technology: 2.1%
43,953		Computershare Ltd.	532,678	0.6
218,681	(1)(2)	Other Securities	1,425,888	1.5
			1,958,566	2.1
		Materials: 18.6%
101,277		Amcor Ltd.	945,668	1.0
280,636		BHP Billiton Ltd.	6,783,265	7.2
149,678		Fortescue Metals Group Ltd.	441,369	0.5
38,773		James Hardie Industries SE	422,424	0.5
66,752		Newcrest Mining Ltd.	1,025,915	1.1
32,462		Rio Tinto Ltd.	1,796,641	1.9
449,360		South32 Ltd. - AUD	1,068,944	1.1
1,731,092	(1)(2)	Other Securities	4,985,896	5.3
			17,470,122	18.6
		Real Estate: 7.3%
88,251		Dexus	660,524	0.7
140,151		Goodman Group	1,049,852	1.1
156,953		GPT Group	590,621	0.6
324,004		Mirvac Group	511,707	0.5
465,598		Scentre Group	1,280,007	1.4
212,889		Stockland	528,133	0.6
281,008		Vicinity Centres	514,913	0.6
621,962	(1)	Other Securities	1,698,427	1.8
			6,834,184	7.3
		Utilities: 2.0%
57,538		AGL Energy Ltd.	835,579	0.9
103,178		APA Group	618,051	0.7
384,088	(1)	Other Securities	423,023	0.4
			1,876,653	2.0
		Total Common Stock (Cost $99,372,570)	93,375,487	99.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Australia Index Portfolio	as of December 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.0%
	Securities Lending Collateral(6): 1.1%
1,000,000	Bank of Nova Scotia, Repurchase Agreement dated 12/31/18, 2.97%, due 01/02/19 (Repurchase Amount $1,000,163, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.750%- 5.000%, Market Value plus accrued interest $1,020,168, due 11/15/23-05/15/58)	$1,000,000	1.1
60,371	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $60,382, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $61,579, due 01/25/19-10/20/68)	60,371	0.0
		1,060,371	1.1
Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.9%
844,000	(7)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340% (Cost $844,000)	844,000	0.9
Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Total Short-Term Investments (Cost $1,904,371)	$1,904,371	2.0
Total Investments in Securities (Cost $101,276,941)	$95,279,858	101.5
Liabilities in Excess of Other Assets	(1,380,439)	(1.5)
Net Assets	$93,899,419	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December  31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

 (1)
The grouping contains non-income producing securities.

 (2)
The grouping contains securities on loan.

 (3)
Non-income producing security.

 (4)
Securities with purchases pursuant to Rule  144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

 (5)
The grouping contains Level  3 securities.

 (6)
Represents securities purchased with cash collateral received for securities on loan.

 (7)
Rate shown is the 7-day yield as of December  31, 2018.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December  31, 2018 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock
Communication Services	$—	$3,245,999	$—	$3,245,999
Consumer Discretionary	38,058	5,833,665	—	5,871,723
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Australia Index Portfolio	as of December 31, 2018 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Consumer Staples	819,894	4,519,988	—	5,339,882
Energy	—	5,004,236	—	5,004,236
Financials	—	30,299,561	—	30,299,561
Health Care	246,422	7,839,320	—	8,085,742
Industrials	—	7,388,819	—	7,388,819
Information Technology	—	1,958,566	—	1,958,566
Materials	—	17,470,122	—	17,470,122
Real Estate	282,191	6,551,993	—	6,834,184
Utilities	—	1,876,653	—	1,876,653
Total Common Stock	1,386,565	91,988,922	—	93,375,487
Short-Term Investments	844,000	1,060,371	—	1,904,371
Total Investments, at fair value	$2,230,565	$93,049,293	$—	$95,279,858
Other Financial Instruments+
Forward Foreign Currency Contracts	—	9,213	—	9,213
Futures	1,439	—	—	1,439
Total Assets	$2,232,004	$93,058,506	$—	$95,290,510
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(19,922)	$—	$(19,922)
Total Liabilities	$—	$(19,922)	$—	$(19,922)

(1)
For the year ended December  31, 2018, as a result of the fair value pricing procedures for international equities utilized by the Portfolio (Note 2) certain securities have transferred in and out of Level  1 and Level  2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period. At December  31, 2018, securities valued at $847,020 and $227,574 were transferred from Level  1 to Level  2 and Level  2 and Level  1, respectively, within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level  2 investments.

At December 31, 2018, the following forward foreign currency contracts were outstanding for Voya Australia Index Portfolio:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD 1,390,000	USD999,805	Citibank N.A.	03/20/19	$(19,474)
USD 705,338	AUD1,000,000	Citibank N.A.	03/20/19	4,493
AUD 600,000	USD423,612	Morgan Stanley	03/20/19	(448)
USD 258,618	AUD360,000	State Street Bank and Trust Co.	03/20/19	4,720
				$(10,709)

At December  31, 2018, the following futures contracts were outstanding for Voya Australia Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
ASX SPI 200® Index	10	03/21/19	$979,222	$1,439
			$979,222	$1,439

Currency Abbreviations
AUD – Australian Dollar
USD – United States Dollar
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Australia Index Portfolio	as of December 31, 2018 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December  31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$9,213
Equity contracts	Net Assets — Unrealized appreciation*	1,439
Total Asset Derivatives		$10,652
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$19,922
Total Liability Derivatives		$19,922

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December  31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$(172,749)	$—	$(172,749)
Equity contracts	—	(7,229)	(7,229)
Total	$(172,749)	$(7,229)	$(179,978)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$(16,584)	$—	$(16,584)
Equity contracts	—	1,657	1,657
Total	$(16,584)	$1,657	$(14,927)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December  31, 2018:
	Citibank N.A.	Morgan Stanley	State Street Bank and Trust Co.	Totals
Assets:
Forward foreign currency contracts	$4,493	$—	$4,720	$9,213
Total Assets	$4,493	$—	$4,720	$9,213
Liabilities:
Forward foreign currency contracts	$19,474	$448	$—	$19,922
Total Liabilities	$19,474	$448	$—	$19,922
Net OTC derivative instruments by counterparty, at fair value	$(14,981)	$(448)	$4,720	$(10,709)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—
Net Exposure(1)	$(14,981)	$(448)	$4,720	$(10,709)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Australia Index Portfolio	as of December 31, 2018 (continued)

At December  31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $104,541,338.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$5,548,408
Gross Unrealized Depreciation	(14,712,970)
Net Unrealized Depreciation	$(9,164,562)

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.2%
		Brazil: 4.6%
755,200		Ambev SA	$2,996,833	0.4
156,037		Banco Bradesco SA	1,362,795	0.2
469,800		Petroleo Brasileiro SA	3,078,867	0.4
505,474		Vale SA	6,651,403	0.9
3,291,687	(1)	Other Securities	21,085,349	2.7
			35,175,247	4.6
		Chile: 1.0%
49,774,201		Other Securities	7,373,615	1.0
		China: 30.1%
201,500	(2)(3)	3SBio, Inc.	257,602	0.0
206,044	(4)	Alibaba Group Holding Ltd. ADR	28,242,451	3.7
546,000	(4)	Alibaba Health Information Technology Ltd.	442,267	0.1
2,260,000	(2)(4)	Alibaba Pictures Group Ltd.	381,658	0.1
265,000	(3)	BAIC Motor Corp. Ltd. - H Shares	140,187	0.0
44,412	(4)	Baidu, Inc. ADR	7,043,743	0.9
199,100		Bank of China Ltd. - A Shares	104,760	0.0
12,740,000		Bank of China Ltd. - H Shares	5,492,246	0.7
1,719,000	(3)	CGN Power Co. Ltd. - H Shares	408,140	0.1
15,329,000		China Construction Bank - H Shares	12,552,203	1.6
43,200		China Construction Bank Corp. - A Shares	40,129	0.0
1,533,000	(3)	China Huarong Asset Management Co. Ltd. - H Shares	279,828	0.0
166,800	(3)	China International Capital Corp. Ltd. - H Shares	312,354	0.0
12,800		China Life Insurance Co. Ltd. - A Shares	38,073	0.0
1,199,000		China Life Insurance Co., Ltd. - H Shares	2,535,579	0.3
27,000	(2)(3)(4)	China Literature Ltd. - H Shares	125,161	0.0
61,500		China Merchants Bank Co. Ltd. - A Shares	226,098	0.0
619,380		China Merchants Bank Co., Ltd. - H Shares	2,261,848	0.3
980,500		China Mobile Ltd.	9,487,903	1.2
104,000		China Petroleum & Chemical Corp. - A Shares	76,552	0.0
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		China (continued)
4,089,600		China Petroleum & Chemical Corp. - H Shares	$2,915,108	0.4
237,000	(3)	China Railway Signal & Communication Corp. Ltd. - H Shares	165,999	0.0
230,000		China Resources Beer Holdings Co Ltd.	804,123	0.1
388,000		China Resources Cement Holdings Ltd. - H Shares	349,873	0.1
140,000		China Resources Gas Group Ltd.	554,759	0.1
446,444		China Resources Land Ltd.	1,717,324	0.2
262,500	(3)	China Resources Pharmaceutical Group Ltd.	341,872	0.1
308,000		China Resources Power Holdings Co.	592,418	0.1
5,830,000	(3)(4)	China Tower Corp. Ltd. - H Shares	1,102,461	0.2
2,858,000		CNOOC Ltd.	4,402,243	0.6
322,500	(3)	Dali Foods Group Co. Ltd.	237,930	0.0
83,600	(3)	Fuyao Glass Industry Group Co. Ltd. - H Shares	267,660	0.0
89,000	(3)	Guotai Junan Securities Co. Ltd. - H Shares	179,533	0.0
65,000	(3)	Hua Hong Semiconductor Ltd.	120,190	0.0
261,600	(3)	Huatai Securities Co. Ltd. - H Shares	413,800	0.1
11,085,000		Industrial & Commercial Bank of China - H Shares	7,884,316	1.0
186,000		Industrial & Commercial Bank of China Ltd. - A Shares	143,503	0.0
117,410	(4)	JD.com, Inc. ADR	2,457,391	0.3
56,600	(3)	Legend Holdings Corp. - H Shares	148,091	0.0
188,500	(3)	Luye Pharma Group Ltd. - H Shares	131,197	0.0
235,500	(3)(4)	Meitu, Inc.	65,884	0.0
12,472		NetEase, Inc. ADR	2,935,535	0.4
25,100		Ping An Insurance Group Co. of China Ltd. - A Shares	205,342	0.0
833,000		Ping An Insurance Group Co. of China Ltd. - H Shares	7,348,739	1.0

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		China (continued)
421,000	(3)	Postal Savings Bank of China Co. Ltd. - H Shares	$221,730	0.0
908,500		Tencent Holdings Ltd.	36,412,999	4.7
78,000	(3)(4)	Wuxi Biologics Cayman, Inc. - H Shares	498,308	0.1
30,500	(3)(4)	ZhongAn Online P&C Insurance Co. Ltd. - H Shares	97,391	0.0
84,455,619	(1)(5)(6)	Other Securities	89,051,753	11.6
			232,216,254	30.1
		Colombia: 0.4%
1,048,590		Other Securities	2,692,073	0.4
		Czech Republic: 0.2%
73,777	(3)	Moneta Money Bank AS	238,033	0.0
37,709		Other Securities	1,067,754	0.2
			1,305,787	0.2
		Egypt: 0.1%
431,769		Other Securities	938,234	0.1
		Greece: 0.2%
323,810	(1)(6)	Other Securities	1,620,129	0.2
		Hungary: 0.3%
116,164		Other Securities	2,518,974	0.3
		India: 9.3%
19,902	(3)(4)	Avenue Supermarts Ltd.	457,686	0.1
289,927	(4)	Axis Bank Ltd.	2,570,805	0.3
104,357		Hindustan Unilever Ltd.	2,719,177	0.4
256,238		Housing Development Finance Corp.	7,219,324	0.9
100,437		Infosys Ltd. ADR	956,160	0.1
453,282		Infosys Ltd.	4,282,757	0.6
14,876	(3)	InterGlobe Aviation Ltd.	248,026	0.0
47,754		Reliance Industries Ltd. GDR	1,519,734	0.2
360,246		Reliance Industries Ltd.	5,781,608	0.7
143,617		Tata Consultancy Services Ltd.	3,894,154	0.5
7,088,916	(1)	Other Securities	42,218,357	5.5
			71,867,788	9.3
		Indonesia: 2.3%
1,593,600		Bank Central Asia Tbk PT	2,881,945	0.4
44,546,731	(1)	Other Securities	14,839,985	1.9
			17,721,930	2.3
		Malaysia: 2.4%
477,300		Public Bank BHD	2,857,477	0.4
11,394,636	(1)(6)	Other Securities	15,631,506	2.0
			18,488,983	2.4
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Mexico: 2.8%
5,403,200		America Movil SAB de CV	$3,846,516	0.5
314,400		Fomento Economico Mexicano SAB de CV	2,703,439	0.3
7,494,408	(1)(5)	Other Securities	15,139,789	2.0
			21,689,744	2.8
		Pakistan: 0.0%
229,000		Other Securities	234,521	0.0
		Peru: 0.4%
10,902		Credicorp Ltd.	2,416,646	0.3
28,790		Other Securities	466,974	0.1
			2,883,620	0.4
		Philippines: 1.1%
10,746,920		Other Securities	8,386,467	1.1
		Poland: 1.2%
7,567	(3)(4)	Dino Polska SA	194,321	0.0
1,046,373	(1)	Other Securities	9,428,879	1.2
			9,623,200	1.2
		Qatar: 1.1%
73,406		Qatar National Bank QPSC	3,912,261	0.5
331,518	(1)	Other Securities	4,417,676	0.6
			8,329,937	1.1
		Romania: 0.1%
58,865		Other Securities	462,328	0.1
		Russia: 3.5%
1,583,063		Gazprom PJSC	3,465,156	0.5
78,207		Lukoil PJSC	5,589,314	0.7
14,545		Novatek PJSC GDR	2,485,228	0.3
1,615,252		Sberbank of Russia PJSC	4,358,076	0.6
26,854		Sberbank PAO ADR	294,320	0.0
245,285		Tatneft PJSC	2,583,545	0.3
540,576,608	(1)	Other Securities	8,577,878	1.1
			27,353,517	3.5
		Singapore: 0.0%
31,500	(3)	BOC Aviation Ltd.	232,431	0.0
		South Africa: 6.1%
541,309		FirstRand Ltd.	2,465,593	0.3
69,741		Naspers Ltd.	13,963,295	1.8
90,108		Sasol Ltd.	2,677,696	0.4
208,641		Standard Bank Group Ltd.	2,592,262	0.3
5,368,390	(1)(5)	Other Securities	25,415,473	3.3
			47,114,319	6.1
		South Korea: 13.0%
2,317	(4)	Celltrion Pharm, Inc.	132,407	0.0
13,306	(4)	Celltrion, Inc.	2,673,059	0.3

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		South Korea (continued)
2,152		Hyundai Department Store Co. Ltd.	$174,271	0.0
12,355		Hyundai Engineering & Construction Co. Ltd.	605,093	0.1
6,041	(4)	Hyundai Heavy Industries Co. Ltd	696,772	0.1
10,920		Hyundai Mobis Co. Ltd.	1,863,108	0.2
22,709		Hyundai Motor Co.	2,410,796	0.3
12,585		Hyundai Steel Co.	511,757	0.1
4,679	(3)	Orange Life Insurance Ltd.	117,382	0.0
64,390	(4)	KB Financial Group, Inc.	2,686,146	0.4
7,366		LG Chem Ltd.	2,296,122	0.3
14,773		LG Corp.	925,202	0.1
36,968	(4)	LG Display Co., Ltd.	599,907	0.1
16,977	(4)	LG Electronics, Inc.	951,955	0.1
1,493		LG Household & Health Care Ltd.	1,475,556	0.2
2,237		LG Innotek Co. Ltd.	173,685	0.0
18,417		LG Uplus Corp.	291,066	0.0
22,519		NAVER Corp.	2,467,990	0.3
4,124	(3)	Netmarble Corp.	412,124	0.1
12,743		POSCO	2,787,298	0.4
2,636	(3)(4)	Samsung Biologics Co. Ltd.	916,893	0.1
12,088		Samsung C&T Corp.	1,144,191	0.2
4,618		Samsung Card Co.	142,669	0.0
8,962		Samsung Electro-Mechanics Co. Ltd.	835,452	0.1
765,434		Samsung Electronics Co., Ltd.	26,646,073	3.5
68,987	(4)	Samsung Heavy Industries Co., Ltd.	459,188	0.1
10,994		Samsung Life Insurance Co. Ltd.	804,477	0.1
8,895	(4)	Samsung SDI Co., Ltd.	1,748,383	0.2
5,579		Samsung SDS Co. Ltd.	1,021,009	0.1
10,155		Samsung Securities Co. Ltd.	287,180	0.0
69,100	(4)	Shinhan Financial Group Co., Ltd.	2,450,018	0.3
5,001		SK Holdings Co. Ltd.	1,166,893	0.2
92,943	(4)	SK Hynix, Inc.	5,066,929	0.7
10,426		SK Innovation Co. Ltd.	1,673,523	0.2
3,168		SK Telecom Co., Ltd.	764,374	0.1
864,096	(1)	Other Securities	31,146,277	4.0
			100,525,225	13.0
		Taiwan: 11.3%
414,827		China Life Insurance Co., Ltd.	376,422	0.1
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Taiwan (continued)
2,119,170		HON HAI Precision Industry Co., Ltd.	$4,877,136	0.6
3,919,000		Taiwan Semiconductor Manufacturing Co., Ltd.	28,456,774	3.7
44,987,016	(1)	Other Securities	53,091,773	6.9
			86,802,105	11.3
		Thailand: 2.4%
17,112,541	(5)	Other Securities	18,442,591	2.4
		Turkey: 0.6%
2,221,084	(1)	Other Securities	4,697,190	0.6
		United Arab Emirates: 0.7%
3,173,861		Other Securities	5,688,973	0.7
		Total Common Stock (Cost $733,452,560)	734,385,182	95.2
PREFERRED STOCK: 3.8%
		Brazil: 2.9%
539,821		Banco Bradesco SA	5,383,237	0.7
772,325		Itau Unibanco Holding S.A.	7,074,124	0.9
629,100		Petroleo Brasileiro SA	3,681,349	0.5
1,292,606	(1)	Other Securities	5,893,241	0.8
			22,031,951	2.9
		Chile: 0.1%
66,347		Other Securities	938,834	0.1
		Colombia: 0.0%
593,786		Other Securities	361,322	0.0
		Russia: 0.1%
1,102,895		Other Securities	799,078	0.1
		South Korea: 0.7%
328		LG Household & Health Care Ltd.	193,124	0.1
136,679		Samsung Electronics Co., Ltd.	3,905,420	0.5
11,338	(1)	Other Securities	911,350	0.1
			5,009,894	0.7
		Total Preferred Stock (Cost $25,121,218)	29,141,079	3.8
RIGHTS: 0.0%
		Taiwan: 0.0%
21,514	(1)	Other Securities	1,960	0.0
		Total Rights (Cost $—)	1,960	0.0
		Total Long-Term Investments (Cost $758,573,778)	763,528,221	99.0

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.3%
	Securities Lending Collateral(7): 0.7%
1,354,050	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $1,354,299, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 10.000%, Market Value plus accrued interest $1,381,131, due 01/25/19-10/20/68)	$1,354,050	0.2
1,354,050	Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $1,354,276, collateralized by various U.S. Government Agency Obligations, 2.000%- 6.500%, Market Value plus accrued interest $1,381,131, due 01/25/19-02/01/49)	1,354,050	0.1
283,769	Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.92%, due 01/02/19 (Repurchase Amount $283,814, collateralized by various U.S. Government Securities, 1.875%-2.625%, Market Value plus accrued interest $289,444, due 02/29/24-09/09/49)	283,769	0.0
1,354,050	Nomura Securities, Repurchase Agreement dated 12/31/18, 3.00%, due 01/02/19 (Repurchase Amount $1,354,273, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 7.500%, Market Value plus accrued interest $1,381,131, due 01/03/19-11/20/68)	1,354,050	0.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(7) (continued)
1,354,050	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $1,354,274, collateralized by various U.S. Government Agency Obligations, 3.000%- 7.000%, Market Value plus accrued interest $1,381,131, due 10/01/25-10/20/48)	$1,354,050	0.2
		5,699,969	0.7
Shares			Value	Percentage of Net Assets
		Mutual Funds: 1.6%
12,109,000	(8)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340% (Cost $12,109,000)	12,109,000	1.6
		Total Short-Term Investments (Cost $17,808,969)	17,808,969	2.3
		Total Investments in Securities (Cost $776,382,747)	$781,337,190	101.3
		Liabilities in Excess of Other Assets	(10,112,569)	(1.3)
		Net Assets	$771,224,621	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

(1)
The grouping contains non-income producing securities.

(2)
Security, or a portion of the security, is on loan.

(3)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2018 (continued)

(4)
Non-income producing security.

(5)
The grouping contains securities on loan.

(6)
The grouping contains Level 3 securities.

(7)
Represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of December 31, 2018.

Sector Diversification	Percentage of Net Assets
Financials	24.3%
Communication Services	14.2
Information Technology	14.0
Consumer Discretionary	10.8
Sector Diversification	Percentage of Net Assets
Energy	7.9
Materials	7.6
Consumer Staples	7.1
Industrials	4.9
Real Estate	2.9
Utilities	2.7
Health Care	2.6
Short-Term Investments	2.3
Liabilities in Excess of Other Assets	(1.3)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock
Brazil	$35,175,247	$—	$—	$35,175,247
Chile	7,373,615	—	—	7,373,615
China	53,147,780	178,998,051	70,423	232,216,254
Colombia	2,692,073	—	—	2,692,073
Czech Republic	—	1,305,787	—	1,305,787
Egypt	938,234	—	—	938,234
Greece	402,843	1,217,286	—	1,620,129
Hungary	—	2,518,974	—	2,518,974
India	1,026,734	70,841,054	—	71,867,788
Indonesia	—	17,721,930	—	17,721,930
Malaysia	544,396	17,944,587	—	18,488,983
Mexico	21,689,744	—	—	21,689,744
Pakistan	144,375	90,146	—	234,521
Peru	2,883,620	—	—	2,883,620
Philippines	157,745	8,228,722	—	8,386,467
Poland	—	9,623,200	—	9,623,200
Qatar	—	8,329,937	—	8,329,937
Romania	462,328	—	—	462,328
Russia	844,926	26,508,591	—	27,353,517
Singapore	—	232,431	—	232,431
South Africa	967,741	46,146,578	—	47,114,319
South Korea	545,357	99,979,868	—	100,525,225
Taiwan	—	86,802,105	—	86,802,105
Thailand	701,867	17,740,724	—	18,442,591
Turkey	—	4,697,190	—	4,697,190
United Arab Emirates	443,437	5,245,536	—	5,688,973
Total Common Stock	130,142,062	604,172,697	70,423	734,385,182
Preferred Stock	23,332,107	5,808,972	—	29,141,079
Rights	—	1,960	—	1,960
Short-Term Investments	12,109,000	5,699,969	—	17,808,969
Total Investments, at fair value	$165,583,169	$615,683,598	$70,423	$781,337,190
See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2018 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Other Financial Instruments+
Forward Foreign Currency Contracts	—	20,167	—	20,167
Total Assets	$165,583,169	$615,703,765	$70,423	$781,357,357
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(6,977)	$—	$(6,977)
Futures	(17,887)	—	—	(17,887)
Total Liabilities	$(17,887)	$(6,977)	$—	$(24,864)

(1)
For the year ended December 31, 2018, as a result of the fair value pricing procedures for international equities utilized by the Portfolio (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2018, securities valued at $94,078,077 and $2,026,957 were transferred from Level 1 to Level 2 and Level 2 and Level 1, respectively, within the fair value hierarchy. In addition, certain securities valued at $99,145 were transferred from Level 1 to Level 3 due to significant unobservable inputs.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2018, the following forward foreign currency contracts were outstanding for Voya Emerging Markets Index Portfolio:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 1,221,100	MXN 24,000,000	BNP Paribas	01/04/19	$(6,977)
USD 358,354	TRY 1,900,000	BNP Paribas	01/04/19	6,245
USD 192,383	EUR 168,000	Brown Brothers Harriman & Co.	01/04/19	1,780
USD 2,569,567	ZAR 37,000,000	Goldman Sachs International	01/08/19	5,355
USD 103,483	HUF 29,000,000	The Bank of New York Mellon	01/04/19	1,374
USD 639,855	PLN 2,400,000	The Bank of New York Mellon	01/04/19	5,413
				$13,190

At December 31, 2018, the following futures contracts were outstanding for Voya Emerging Markets Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI Emerging Markets Index	182	03/15/19	$8,797,880	$(17,887)
			$8,797,880	$(17,887)

Currency Abbreviations
EUR – EU Euro
HUF – Hungarian Forint
MXN – Mexican Peso
PLN – Polish Zloty
TRY – Turkish Lira
USD – United States Dollar
ZAR – South African Rand
See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2018 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$20,167
Total Asset Derivatives		$20,167
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$6,977
Equity contracts	Net Assets — Unrealized appreciation*	17,887
Total Liabiity Derivatives		$24,864

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$92,473	$—	$92,473
Equity contracts	—	(5,672,662)	(5,672,662)
Total	$92,473	$(5,672,662)	$(5,580,189)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$13,190	$—	$13,190
Equity contracts	—	(185,735)	(185,735)
Total	$13,190	$(185,735)	$(172,545)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2018:
	BNP Paribas	Brown Brothers Harriman & Co.	Goldman Sachs International	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$6,245	$1,780	$5,355	$6,787	$20,167
Total Assets	$6,245	$1,780	$5,355	$6,787	$20,167
Liabilities:
Forward foreign currency contracts	$6,977	$—	$—	$—	$6,977
Total Liabilities	$6,977	$—	$—	$—	$6,977
Net OTC derivative instruments by counterparty, at fair value	$(732)	$1,780	$5,355	$6,787	$13,190
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—
Net Exposure(1)	$(732)	$1,780	$5,355	$6,787	$13,190

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2018 (continued)

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $810,069,759.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$78,323,944
Gross Unrealized Depreciation	(106,605,157)
Net Unrealized Depreciation	$(28,281,213)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Euro STOXX 50® Index Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.4%
		Belgium: 2.2%
117,156		Anheuser-Busch InBev SA/NV	$7,718,131	2.2
		Finland: 1.3%
775,823		Nokia OYJ - Finland	4,503,751	1.3
		France: 35.8%
58,966		Air Liquide SA	7,322,149	2.1
286,556		AXA S.A.	6,184,431	1.8
158,736		BNP Paribas	7,168,644	2.1
88,649		Danone	6,248,219	1.8
255,999		Engie SA	3,678,180	1.1
39,471		EssilorLuxottica SA	5,003,267	1.5
33,694		L’Oreal S.A.	7,710,016	2.2
36,758		LVMH Moet Hennessy Louis Vuitton SE	10,761,868	3.1
282,154		Orange SA	4,572,529	1.3
10,278		Kering SA	4,814,924	1.4
50,802		Safran S.A.	6,092,944	1.8
156,068		Sanofi	13,538,899	3.9
73,963		Schneider Electric SE	5,017,009	1.5
111,222		Societe Generale	3,526,247	1.0
369,368		Total SA	19,482,378	5.6
19,037	(1)	Unibail-Rodamco-Westfield	2,945,875	0.9
76,655		Vinci SA	6,303,501	1.8
134,224		Vivendi SA	3,253,233	0.9
			123,624,313	35.8
		Germany: 26.3%
23,209		Adidas AG	4,850,432	1.4
58,433		Allianz SE	11,742,432	3.4
126,442		BASF SE	8,807,157	2.5
128,380		Bayer AG	8,928,681	2.6
44,114		Bayerische Motoren Werke AG	3,577,875	1.0
122,934		Daimler AG	6,480,462	1.9
135,277		Deutsche Post AG	3,694,313	1.1
446,451		Deutsche Telekom AG	7,588,214	2.2
56,446		Fresenius SE & Co. KGaA	2,728,270	0.8
20,586		Muenchener Rueckversicherungs- Gesellschaft AG	4,489,785	1.3
148,912		SAP SE	14,779,483	4.3
117,015		Siemens AG	13,059,075	3.8
			90,726,179	26.3
		Ireland: 0.9%
116,105		CRH PLC	3,075,255	0.9
		Italy: 4.9%
1,069,430		Enel S.p.A.	6,199,754	1.8
349,709		ENI S.p.A.	5,524,431	1.6
2,246,405		Intesa Sanpaolo SpA	5,001,901	1.5
			16,726,086	4.9
		Netherlands: 12.3%
78,655		Airbus SE	7,498,962	2.2
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Netherlands (continued)
59,397		ASML Holding NV	$9,305,120	2.7
535,743		ING Groep NV	5,762,778	1.6
162,957		Koninklijke Ahold Delhaize NV	4,116,656	1.2
130,842		Koninklijke Philips NV	4,587,259	1.3
208,321		Unilever NV	11,285,233	3.3
			42,556,008	12.3
		Spain: 10.2%
60,410		Amadeus IT Group SA	4,203,186	1.2
917,933		Banco Bilbao Vizcaya Argentaria SA	4,875,898	1.4
2,235,204		Banco Santander SA	10,150,063	3.0
805,250		Iberdrola S.A.	6,466,072	1.9
153,000		Industria de Diseno Textil SA	3,905,281	1.1
642,010	(2)	Telefonica S.A.	5,404,060	1.6
			35,004,560	10.2
		United Kingdom: 3.5%
75,861		Linde PLC	12,042,463	3.5
		Total Common Stock (Cost $346,532,822)	335,976,746	97.4
PREFERRED STOCK: 1.2%
		Germany: 1.2%
25,202		Volkswagen AG	4,018,605	1.2
		Total Preferred Stock (Cost $3,451,167)	4,018,605	1.2
		Total Long-Term Investments (Cost $349,983,989)	339,995,351	98.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.2%
	Securities Lending Collateral(3): 0.1%
288,435	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $288,488, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $294,204, due 01/25/19-10/20/68) (Cost $288,435)	288,435	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Euro STOXX 50® Index Portfolio	as of December 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Mutual Funds: 0.1%
290,000	(4)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340% (Cost $290,000)	$290,000	0.1
		Total Short-Term Investments (Cost $578,435)	578,435	0.2
		Total Investments in Securities (Cost $350,562,424)	$340,573,786	98.8
		Assets in Excess of Other Liabilities	4,291,117	1.2
		Net Assets	$344,864,903	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
Represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of December 31, 2018.

Sector Diversification	Percentage of Net Assets
Financials	17.1%
Consumer Discretionary	12.6
Industrials	12.2
Consumer Staples	10.7
Information Technology	9.5
Materials	9.0
Health Care	8.6
Energy	7.2
Communication Services	6.0
Utilities	4.8
Real Estate	0.9
Short-Term Investments	0.2
Assets in Excess of Other Liabilities	1.2
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock
Belgium	$—	$7,718,131	$—	$7,718,131
Finland	—	4,503,751	—	4,503,751
France	—	123,624,313	—	123,624,313
Germany	—	90,726,179	—	90,726,179
Ireland	—	3,075,255	—	3,075,255
Italy	—	16,726,086	—	16,726,086
Netherlands	—	42,556,008	—	42,556,008
Spain	—	35,004,560	—	35,004,560
United Kingdom	12,042,463	—	—	12,042,463
Total Common Stock	12,042,463	323,934,283	—	335,976,746
Preferred Stock	—	4,018,605	—	4,018,605
Short-Term Investments	290,000	288,435	—	578,435
Total Investments, at fair value	$12,332,463	$328,241,323	$—	$340,573,786
Other Financial Instruments+
Forward Foreign Currency Contracts	—	33,308	—	33,308
Total Assets	$12,332,463	$328,274,631	$—	$340,607,094
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(9,393)	$—	$(9,393)
Futures	(29,845)	—	—	(29,845)
Total Liabilities	$(29,845)	$(9,393)	$—	$(39,238)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Euro STOXX 50® Index Portfolio	as of December 31, 2018 (continued)

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2018, the following forward foreign currency contracts were outstanding for Voya Euro STOXX 50® Index Portfolio:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR 1,800,000	USD 2,074,055	Citibank N.A.	03/20/19	$1,612
USD 1,034,358	EUR 900,000	Morgan Stanley	03/20/19	(3,476)
USD 974,260	EUR 850,000	State Street Bank and Trust Co.	03/20/19	(5,917)
EUR 3,450,000	USD 3,946,665	State Street Bank and Trust Co.	03/20/19	31,696
				$23,915

At December 31, 2018, the following futures contracts were outstanding for Voya Euro STOXX 50® Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
EURO STOXX 50® Index	100	03/15/19	$3,407,463	$(29,845)
			$3,407,463	$(29,845)

Currency Abbreviations
EUR – EU Euro
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$33,308
Total Asset Derivatives		$33,308
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$9,393
Equity contracts	Net Assets — Unrealized depreciation*	29,845
Total Liability Derivatives		$39,238

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Euro STOXX 50® Index Portfolio	as of December 31, 2018 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$(765,836)	$—	$(765,836)
Equity contracts	—	(381,429)	(381,429)
Total	$(765,836)	$(381,429)	$(1,147,265)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$(32,197)	$—	$(32,197)
Equity contracts	—	24,121	24,121
Total	$(32,197)	$24,121	$(8,076)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2018:
	Citibank N.A.	Morgan Stanley	State Street Bank and Trust Co.	Totals
Assets:
Forward foreign currency contracts	$1,612	$—	$31,696	$33,308
Total Assets	$1,612	$—	$31,696	$33,308
Liabilities:
Forward foreign currency contracts	$—	$3,476	$5,917	$9,393
Total Liabilities	$—	$3,476	$5,917	$9,393
Net OTC derivative instruments by counterparty, at fair value	$1,612	$(3,476)	$25,779	$23,915
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—
Net Exposure(1)	$1,612	$(3,476)	$25,779	$23,915

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $362,143,269.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$26,722,167
Gross Unrealized Depreciation	(45,180,623)
Net Unrealized Depreciation	$(18,458,456)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya FTSE 100 Index® Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.1%
		Australia: 2.0%
199,064		BHP Group PLC	$4,206,424	2.0
		Bermuda: 0.3%
26,591		Other Securities	549,596	0.3
		Germany: 0.3%
41,649		Other Securities	598,610	0.3
		Ireland: 0.9%
39,670		Other Securities	1,936,484	0.9
		Mexico: 0.1%
17,648		Other Securities	193,919	0.1
		Netherlands: 10.9%
434,605		Royal Dutch Shell PLC - Class A	12,791,659	5.9
358,851		Royal Dutch Shell PLC - Class B	10,728,746	5.0
			23,520,405	10.9
		Switzerland: 2.8%
22,203		Ferguson PLC	1,418,732	0.6
1,092,616		Glencore PLC	4,062,419	1.9
18,857		Other Securities	590,181	0.3
			6,071,332	2.8
		United Arab Emirates: 0.1%
8,237		Other Securities	287,482	0.1
		United Kingdom: 78.7%
91,159		3i Group PLC	899,486	0.4
94,506		Anglo American PLC	2,113,218	1.0
45,826		Ashtead Group PLC	955,902	0.4
33,281		Associated British Foods PLC	867,421	0.4
121,339		AstraZeneca PLC	9,057,468	4.2
88,522	(1)	Auto Trader Group PLC	513,728	0.2
375,185		Aviva PLC	1,795,636	0.8
305,554		BAE Systems PLC	1,787,142	0.8
1,632,677		Barclays PLC	3,123,752	1.5
1,869,969		BP PLC	11,821,359	5.5
218,508		British American Tobacco PLC	6,952,711	3.2
798,580		BT Group PLC	2,428,159	1.1
32,142		Bunzl PLC	970,651	0.5
39,049		Burberry Group PLC	857,477	0.4
536,842		Centrica PLC	926,038	0.4
151,447		Compass Group PLC	3,187,177	1.5
78,496		CRH PLC - London	2,077,938	1.0
231,216		Diageo PLC	8,262,366	3.8
87,607		Experian PLC	2,123,762	1.0
466,555		GlaxoSmithKline PLC	8,891,615	4.1
1,923,976		HSBC Holdings PLC	15,872,294	7.4
90,910		Imperial Brands PLC	2,759,276	1.3
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United Kingdom (continued)
119,209		Informa PLC	$956,858	0.4
18,240		InterContinental Hotels Group PLC	986,653	0.5
151,771		International Consolidated Airlines Group SA	1,197,098	0.6
15,447		Intertek Group PLC	945,401	0.4
566,551		Legal & General Group PLC	1,669,268	0.8
6,800,114		Lloyds Banking Group Plc	4,482,506	2.1
29,850		London Stock Exchange Group PLC	1,548,635	0.7
460,594		Melrose Industries PLC	962,229	0.5
325,172		National Grid PLC	3,181,263	1.5
74,551		Pearson PLC	893,113	0.4
248,075		Prudential PLC	4,429,741	2.1
59,923		Reckitt Benckiser Group PLC	4,588,683	2.1
183,035		Relx PLC (GBP Exchange)	3,774,255	1.8
108,105		Rio Tinto PLC	5,177,409	2.4
161,078		Rolls-Royce Holdings PLC	1,696,958	0.8
432,521		Royal Bank of Scotland Group PLC	1,199,838	0.6
98,308		SSE PLC	1,357,592	0.6
83,768		Smith & Nephew PLC	1,568,025	0.7
258,884		Standard Chartered PLC	2,011,960	0.9
925,160		Tesco PLC	2,243,663	1.0
104,618		Unilever PLC	5,492,738	2.6
2,555,694		Vodafone Group PLC	4,969,010	2.3
17,556		Whitbread PLC	1,025,215	0.5
117,335		WPP PLC	1,276,956	0.6
3,434,319	(2)	Other Securities	23,366,653	10.9
			169,246,296	78.7
		Total Common Stock (Cost $225,721,356)	206,610,548	96.1
PREFERRED STOCK: 0.0%
		United Kingdom: 0.0%
7,268,506	(2)	Other Securities	9,265	0.0
		Total Preferred Stock (Cost $9,315)	9,265	0.0
CLOSED-END FUNDS: 0.4%
		United Kingdom: 0.4%
137,991		Scottish Mortgage Investment Trust PLC	820,991	0.4
		Total Closed-End Funds (Cost $653,006)	820,991	0.4
		Total Long-Term Investments (Cost $226,383,677)	207,440,804	96.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya FTSE 100 Index® Portfolio	as of December 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.5%
		Mutual Funds: 0.5%
1,126,000	(3)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340% (Cost $1,126,000)	$1,126,000	0.5
		Total Short-Term Investments (Cost $1,126,000)	1,126,000	0.5
		Total Investments in Securities (Cost $227,509,677)	$208,566,804	97.0
		Assets in Excess of Other Liabilities	6,527,880	3.0
		Net Assets	$215,094,684	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
The grouping contains non-income producing securities.

(3)
Rate shown is the 7-day yield as of December 31, 2018.

Sector Diversification	Percentage of Net Assets
Financials	19.5%
Energy	16.6
Consumer Staples	15.2
Materials	10.1
Health Care	9.2
Industrials	8.9
Consumer Discretionary	6.2
Communication Services	5.5
Utilities	3.0
Information Technology	1.0
Real Estate	0.9
Closed-End Funds	0.4
Short-Term Investments	0.5
Assets in Excess of Other Liabilities	3.0
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$4,206,424	$—	$4,206,424
Bermuda	—	549,596	—	549,596
Germany	—	598,610	—	598,610
Ireland	—	1,936,484	—	1,936,484
Mexico	—	193,919	—	193,919
Netherlands	—	23,520,405	—	23,520,405
Switzerland	—	6,071,332	—	6,071,332
United Arab Emirates	—	287,482	—	287,482
United Kingdom	—	169,246,296	—	169,246,296
Total Common Stock	—	206,610,548	—	206,610,548
Preferred Stock	—	9,265	—	9,265
Closed-End Funds	—	820,991	—	820,991
Short-Term Investments	1,126,000	—	—	1,126,000
Total Investments, at fair value	$1,126,000	$207,440,804	$—	$208,566,804
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya FTSE 100 Index® Portfolio	as of December 31, 2018 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Other Financial Instruments+
Forward Foreign Currency Contracts	—	43,440	—	43,440
Total Assets	$1,126,000	$207,484,244	$—	$208,610,244
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(6,156)	$—	$(6,156)
Futures	(6,877)	—	—	(6,877)
Total Liabilities	$(6,877)	$(6,156)	$—	$(13,033)

(1)
For the year ended December 31, 2018, as a result of the fair value pricing procedures for international equities utilized by the Portfolio (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2018, securities valued at $17,536,576 were transferred from Level 1 to Level 2 within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2018, the following forward foreign currency contracts were outstanding for Voya FTSE 100 Index® Portfolio:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP 800,000	USD 1,024,092	Citibank N.A.	03/20/19	$(611)
GBP 3,300,000	USD 4,205,069	Citibank N.A.	03/20/19	16,790
USD 730,082	GBP 575,000	Societe Generale	03/20/19	(5,545)
GBP 2,375,000	USD 3,011,809	The Bank of New York Mellon	03/20/19	26,650
				$37,284

At December 31, 2018, the following futures contracts were outstanding for Voya FTSE 100 Index® Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
FTSE 100 Index	103	03/15/19	$8,742,187	$(6,877)
			$8,742,187	$(6,877)

Currency Abbreviations
GBP – British Pound
USD – United States Dollar
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya FTSE 100 Index® Portfolio	as of December 31, 2018 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$43,440
Total Asset Derivatives		$43,440
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$6,156
Equity contracts	Net Assets — Unrealized depreciation*	6,877
Total Liability Derivatives		$13,033

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$(336,095)	$—	$(336,095)
Equity contracts	—	149,511	149,511
Total	$(336,095)	$149,511	$(186,584)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$24,182	$—	$24,182
Equity contracts	—	(42,200)	(42,200)
Total	$24,182	$(42,200)	$(18,018)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2018:
	Citibank N.A.	Societe Generale	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$16,790	$—	$26,650	$43,440
Total Assets	$16,790	$—	$26,650	$43,440
Liabilities:
Forward foreign currency contracts	$611	$5,545	$—	$6,156
Total Liabilities	$611	$5,545	$—	$6,156
Net OTC derivative instruments by counterparty, at fair value	$16,179	$(5,545)	$26,650	$37,284
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—
Net Exposure(1)	$16,179	$(5,545)	$26,650	$37,284

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya FTSE 100 Index® Portfolio	as of December 31, 2018 (continued)

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $239,927,032.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$16,554,667
Gross Unrealized Depreciation	(43,530,379)
Net Unrealized Depreciation	$(26,975,712)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Hang Seng Index Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.0%
		China: 54.9%
28,000		AAC Technologies Holdings, Inc.	$161,580	0.4
3,056,746		Bank of China Ltd. - H Shares	1,317,771	3.1
336,451		Bank of Communications Co., Ltd. - H Shares	262,712	0.6
142,629		BOC Hong Kong Holdings Ltd.	529,400	1.2
4,163,107		China Construction Bank - H Shares	3,408,974	8.0
285,911		China Life Insurance Co., Ltd. - H Shares	604,629	1.4
106,000		China Mengniu Dairy Co., Ltd.	329,821	0.8
236,601		China Mobile Ltd.	2,289,492	5.4
146,991		China Overseas Land & Investment Ltd.	506,797	1.2
982,438		China Petroleum & Chemical Corp. - H Shares	700,292	1.6
106,444		China Resources Land Ltd.	409,455	1.0
73,654		China Resources Power Holdings Co.	141,669	0.3
130,841		China Shenhua Energy Co., Ltd. - H Shares	285,357	0.7
235,110		China Unicom Hong Kong Ltd.	250,488	0.6
223,811		CITIC Ltd.	351,200	0.8
687,714		CNOOC Ltd.	1,059,302	2.5
292,000		Country Garden Holdings Co. Ltd.	354,577	0.8
180,000		CSPC Pharmaceutical Group Ltd.	258,385	0.6
207,000		Geely Automobile Holdings Ltd.	365,062	0.9
28,000	(1)	Hengan International Group Co., Ltd.	203,290	0.5
2,839,340		Industrial & Commercial Bank of China - H Shares	2,019,509	4.7
812,604		PetroChina Co., Ltd. - H Shares	504,218	1.2
214,932		Ping An Insurance Group Co. of China Ltd. - H Shares	1,896,133	4.5
29,000		Shenzhou International Group Holdings Ltd.	329,610	0.8
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		China (continued)
267,000		Sino Biopharmaceutical Ltd.	$175,763	0.4
27,400		Sunny Optical Technology Group Co. Ltd.	243,697	0.6
104,875		Tencent Holdings Ltd.	4,203,427	9.9
216,000		Want Want China Holdings Ltd.	151,128	0.4
			23,313,738	54.9
		Hong Kong: 32.3%
464,800		AIA Group Ltd.	3,861,007	9.1
99,536		CK Asset Holdings Ltd.	728,263	1.7
103,832		CK Hutchison Holdings Ltd.	996,601	2.3
25,330		CK Infrastructure Holdings Ltd.	191,690	0.4
72,931		CLP Holdings Ltd.	824,186	1.9
91,000		Galaxy Entertainment Group Ltd.	574,815	1.4
77,706		Hang Lung Properties Ltd.	147,698	0.3
29,443		Hang Seng Bank Ltd.	659,560	1.6
51,117		Henderson Land Development Co., Ltd.	254,413	0.6
355,494		Hong Kong & China Gas	734,468	1.7
45,741		Hong Kong Exchanges and Clearing Ltd.	1,322,307	3.1
53,322		Power Assets Holdings Ltd.	370,449	0.9
81,500		Link REIT	826,225	1.9
70,643		MTR Corp.	371,782	0.9
236,100		New World Development Ltd.	311,834	0.7
115,265		Sino Land Co.	197,481	0.5
44,555		Sun Hung Kai Properties Ltd.	635,872	1.5
19,091		Swire Pacific Ltd.	201,563	0.5
339,000	(2)	WH Group Ltd.	260,368	0.6
46,637		Wharf Real Estate Investment Co. Ltd.	278,932	0.7
			13,749,514	32.3
		Macau: 1.0%
93,200		Sands China Ltd.	406,446	1.0
		United Kingdom: 9.8%
506,028		HSBC Holdings PLC (HKD)	4,175,437	9.8
		Total Common Stock (Cost $28,073,125)	41,645,135	98.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Hang Seng Index Portfolio	as of December 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.8%
	Securities Lending Collateral(3): 0.5%
219,875	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $219,915, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $224,273, due 01/25/19-10/20/68) (Cost $219,875)	$219,875	0.5
Shares			Value	Percentage of Net Assets
		Mutual Funds: 1.3%
538,000	(4)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340% (Cost $538,000)	538,000	1.3
		Total Short-Term Investments (Cost $757,875)	757,875	1.8

Shares	Value	Percentage of Net Assets
Total Investments in Securities (Cost $28,831,000)	$42,403,010	99.8
Assets in Excess of Other Liabilities	99,549	0.2
Net Assets	$42,502,559	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Security, or a portion of the security, is on loan.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
Represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of December 31, 2018.

Sector Diversification	Percentage of Net Assets
Financials	47.1%
Communication Services	15.9
Real Estate	11.4
Energy	6.0
Utilities	5.2
Consumer Discretionary	4.1
Industrials	4.0
Consumer Staples	2.3
Information Technology	1.0
Health Care	1.0
Short-Term Investments	1.8
Assets in Excess of Other Liabilities	0.2
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock
China	$—	$23,313,738	$—	$23,313,738
Hong Kong	—	13,749,514	—	13,749,514
Macau	—	406,446	—	406,446
United Kingdom	—	4,175,437	—	4,175,437
Total Common Stock	—	41,645,135	—	41,645,135
Short-Term Investments	538,000	219,875	—	757,875
Total Investments, at fair value	$538,000	$41,865,010	$—	$42,403,010
Other Financial Instruments+
Futures	8,152	—	—	8,152
Total Assets	$546,152	$41,865,010	$—	$42,411,162

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Hang Seng Index Portfolio	as of December 31, 2018 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(1,223)	$—	$(1,223)
Total Liabilities	$—	$(1,223)	$—	$(1,223)

(1)
For the year ended December 31, 2018, as a result of the fair value pricing procedures for international equities utilized by the Portfolio (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2018, securities valued at $2,317,027 were transferred from Level 1 to Level 2 within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2018, the following forward foreign currency contracts were outstanding for Voya Hang Seng Index Portfolio:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
HKD 6,500,000	USD 833,166	State Street Bank and Trust Co.	03/20/19	$(1,190)
USD 255,960	HKD 2,000,000	UBS AG	03/20/19	(33)
				$(1,223)

At December 31, 2018, the following futures contracts were outstanding for Voya Hang Seng Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Hang Seng Index	4	01/30/19	$660,341	$8,152
			$660,341	$8,152

Currency Abbreviations
HKD – Hong Kong Sar Dollar
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$8,152
Total Asset Derivatives		$8,152
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,223
Total Liability Derivatives		$1,223

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Hang Seng Index Portfolio	as of December 31, 2018 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$(5,705)	$—	$(5,705)
Equity contracts	—	(78,066)	(78,066)
Total	$(5,705)	$(78,066)	$(83,771)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$(639)	$—	$(639)
Equity contracts	—	(4,045)	(4,045)
Total	$(639)	$(4,045)	$(4,684)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2018:
	State Street Bank and Trust Co.	UBS AG	Totals
Liabilities:
Forward foreign currency contracts	$1,190	$33	$1,223
Total Liabilities	$1,190	$33	$1,223
Net OTC derivative instruments by counterparty, at fair value	$(1,190)	$(33)	$(1,223)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$(1,190)	$(33)	$(1,223)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $29,982,736.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$14,459,430
Gross Unrealized Depreciation	(1,973,030)
Net Unrealized Appreciation	$12,486,400

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.4%
		Australia: 6.9%
348,870		Australia & New Zealand Banking Group Ltd.	$6,028,009	0.4
357,763		BHP Billiton Ltd.	8,647,505	0.5
213,375		Commonwealth Bank of Australia	10,883,756	0.7
54,950		CSL Ltd.	7,177,449	0.4
45,115		Rio Tinto Ltd.	2,496,933	0.2
416,261		Westpac Banking Corp.	7,355,283	0.5
11,066,120	(1)(2)(3)	Other Securities	67,342,153	4.2
			109,931,088	6.9
		Austria: 0.2%
103,186	(1)	Other Securities	3,619,857	0.2
		Belgium: 0.9%
92,657		Anheuser-Busch InBev SA/NV	6,104,159	0.4
145,327		Other Securities	8,347,883	0.5
			14,452,042	0.9
		China: 0.2%
540,377	(2)	Other Securities	2,503,804	0.2
		Denmark: 1.7%
221,227		Novo Nordisk A/S	10,160,311	0.7
22,754	(4)	Orsted A/S	1,522,647	0.1
277,825	(2)	Other Securities	14,954,419	0.9
			26,637,377	1.7
		Finland: 1.2%
1,462,952	(2)	Other Securities	19,062,524	1.2
		France: 9.8%
52,336		Air Liquide SA	6,498,864	0.4
7,381	(4)	Amundi SA	390,241	0.0
136,479		BNP Paribas	6,163,500	0.4
30,821		L’Oreal S.A.	7,052,603	0.4
33,717		LVMH Moet Hennessy Louis Vuitton SE	9,871,536	0.6
136,053		Sanofi	11,802,598	0.7
289,448		Total SA	15,266,984	1.0
2,634,647	(1)(2)	Other Securities	100,567,083	6.3
			157,613,409	9.8
		Germany: 7.8%
52,359		Allianz SE	10,521,828	0.7
111,938		BASF SE	7,796,899	0.5
112,956		Bayer AG	7,855,960	0.5
23,366	(4)	Covestro AG	1,157,190	0.1
110,333		Daimler AG	5,816,201	0.4
11,115	(4)(5)	Delivery Hero SE	414,968	0.0
405,899		Deutsche Telekom AG	6,898,962	0.4
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Germany (continued)
17,344	(4)	Innogy SE	$809,894	0.1
119,138		SAP SE	11,824,420	0.7
92,789		Siemens AG	10,355,412	0.6
18,570	(4)(5)	Siemens Healthineers AG	775,979	0.0
13,319	(4)(5)(6)	Zalando SE	344,143	0.0
1,871,835	(1)(2)	Other Securities	60,606,988	3.8
			125,178,844	7.8
		Hong Kong: 3.4%
1,468,299		AIA Group Ltd.	12,196,887	0.8
1,085,500	(4)	WH Group Ltd.	833,715	0.0
8,119,648		Other Securities	41,593,372	2.6
			54,623,974	3.4
		Ireland: 0.5%
401,882	(2)	Other Securities	8,101,972	0.5
		Israel: 0.5%
811,470	(2)	Other Securities	8,192,878	0.5
		Italy: 1.9%
977,892		Enel S.p.A.	5,669,086	0.4
49,777	(4)(5)	Pirelli & C SpA	319,876	0.0
63,471	(4)	Poste Italiane SpA	508,956	0.0
5,387,835	(2)	Other Securities	23,507,186	1.5
			30,005,104	1.9
		Japan: 23.0%
11,844		Keyence Corp.	5,986,501	0.4
157,048		Mitsubishi Chemical Holdings Corp.	1,186,492	0.1
164,493		Mitsubishi Corp.	4,509,832	0.3
220,761		Mitsubishi Electric Corp.	2,434,463	0.2
143,827		Mitsubishi Estate Co., Ltd.	2,262,904	0.1
19,439		Mitsubishi Gas Chemical Co., Inc.	291,188	0.0
36,919		Mitsubishi Heavy Industries Ltd.	1,324,741	0.1
13,151		Mitsubishi Materials Corp.	346,538	0.0
81,115		Mitsubishi Motors Corp.	441,728	0.0
31,213		Mitsubishi Tanabe Pharma Corp.	450,578	0.0
1,428,106		Mitsubishi UFJ Financial Group, Inc.	7,008,652	0.4
48,976		Mitsubishi UFJ Lease & Finance Co., Ltd.	234,743	0.0
100,146		SoftBank Group Corp.	6,559,482	0.4
153,970		Sony Corp.	7,422,835	0.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Japan (continued)
161,451		Sumitomo Mitsui Financial Group, Inc.	$5,322,243	0.3
40,485		Sumitomo Mitsui Trust Holdings, Inc.	1,474,341	0.1
18,105		Toyota Industries Corp.	833,733	0.1
276,658		Toyota Motor Corp.	16,014,789	1.0
26,254		Toyota Tsusho Corp.	771,407	0.0
16,721,720	(1)(2)	Other Securities	303,586,982	19.0
			368,464,172	23.0
		Luxembourg: 0.1%
106,352		Other Securities	1,722,914	0.1
		Macau: 0.1%
834,914		Other Securities	2,112,202	0.1
		Mexico: 0.0%
26,064		Other Securities	286,395	0.0
		Netherlands: 5.7%
52,027	(4)	ABN AMRO Group NV	1,224,293	0.1
70,730		Airbus SE	6,743,393	0.4
49,886		ASML Holding NV	7,815,129	0.5
557,065		Royal Dutch Shell PLC - Class A	16,396,005	1.0
453,745		Royal Dutch Shell PLC - Class B	13,565,839	0.9
187,694		Unilever NV	10,167,820	0.6
1,735,866	(2)	Other Securities	34,934,685	2.2
			90,847,164	5.7
		New Zealand: 0.2%
809,342	(2)	Other Securities	3,506,487	0.2
		Norway: 0.7%
734,984		Other Securities	11,127,130	0.7
		Portugal: 0.2%
407,696		Other Securities	2,448,527	0.2
		Singapore: 1.3%
6,706,884		Other Securities	20,739,499	1.3
		Spain: 2.9%
8,275	(4)	Aena SME SA	1,285,702	0.1
1,978,693		Banco Santander SA	8,985,246	0.5
722,333		Iberdrola S.A.	5,800,257	0.4
29,106	(5)	Siemens Gamesa Renewable Energy SA	354,379	0.0
3,501,235	(1)	Other Securities	29,988,194	1.9
			46,413,778	2.9
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Sweden: 2.4%
2,635,157	(1)(2)	Other Securities	$38,153,872	2.4
		Switzerland: 8.8%
372,404		Nestle SA	30,225,346	1.9
263,574		Novartis AG	22,573,602	1.4
85,066		Roche Holding AG	21,118,389	1.3
468,322		UBS Group AG	5,841,494	0.4
2,416,513	(1)	Other Securities	60,928,568	3.8
			140,687,399	8.8
		United Arab Emirates: 0.0%
12,646		Other Securities	441,361	0.0
		United Kingdom: 14.0%
153,604		AstraZeneca PLC	11,465,920	0.7
114,264	(4)	Auto Trader Group PLC	663,119	0.0
2,421,297		BP PLC	15,306,683	1.0
278,028		British American Tobacco PLC	8,846,580	0.6
166,367	(4)	ConvaTec Group PLC	294,686	0.0
299,695		Diageo PLC	10,709,422	0.7
601,182		GlaxoSmithKline PLC	11,457,339	0.7
2,418,478		HSBC Holdings PLC	19,951,805	1.2
8,651,393		Lloyds Banking Group Plc	5,702,833	0.4
87,207	(4)	Merlin Entertainments PLC	353,238	0.0
315,631		Prudential PLC	5,636,052	0.4
81,408		Reckitt Benckiser Group PLC	6,233,925	0.4
142,212		Rio Tinto PLC	6,810,876	0.4
111,038		Shire PLC	6,461,034	0.4
137,646		Unilever PLC	7,226,801	0.4
3,251,415		Vodafone Group PLC	6,321,693	0.4
15,257,137	(2)	Other Securities	101,203,873	6.3
			224,645,879	14.0
		Total Common Stock (Cost $1,488,450,444)	1,511,519,652	94.4
PREFERRED STOCK: 0.5%
		Germany: 0.5%
82,661		Other Securities	8,402,846	0.5
		United Kingdom: 0.0%
9,200,230	(2)	Other Securities	11,727	0.0
		Total Preferred Stock (Cost $9,192,773)	8,414,573	0.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
RIGHTS:0.0%
		Spain: 0.0%
165,850	(2)	Other Securities	$76,009	0.0
		Total Rights (Cost $77,810)	76,009	0.0
		Total Long-Term Investments (Cost $1,497,721,027)	1,520,010,234	94.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.8%
	Securities Lending Collateral(7): 0.7%
2,740,693	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $2,741,196, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $2,795,507, due 01/25/19-10/20/68)	2,740,693	0.2
2,740,693	Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $2,741,151, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $2,795,507, due 01/25/19-02/01/49)	2,740,693	0.2
573,030	Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.92%, due 01/02/19 (Repurchase Amount $573,122, collateralized by various U.S. Government Securities, 1.875%-2.625%, Market Value plus accrued interest $584,491, due 02/29/24-09/09/49)	573,030	0.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(7) (continued)
2,740,693	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $2,741,147, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $2,795,507, due 10/01/25-10/20/48)	$2,740,693	0.1
2,740,693	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/18, 3.37%, due 01/02/19 (Repurchase Amount $2,741,199, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $2,795,550, due 07/15/20-02/15/47)	2,740,693	0.2
		11,535,802	0.7
Shares			Value	Percentage of Net Assets
		Mutual Funds: 4.1%
65,483,000	(8)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340% (Cost $65,483,000)	65,483,000	4.1
		Total Short-Term Investments (Cost $77,018,802)	77,018,802	4.8
		Total Investments in Securities (Cost $1,574,739,829)	$1,597,029,036	99.7
		Assets in Excess of Other Liabilities	5,122,195	0.3
		Net Assets	$1,602,151,231	100.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2018 (continued)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains securities on loan.

(2)
The grouping contains non-income producing securities.

(3)
The grouping contains Level 3 securities.

(4)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(5)
Non-income producing security.

(6)
Security, or a portion of the security, is on loan.

(7)
Represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of December 31, 2018.

Sector Diversification	Percentage of Net Assets
Financials	18.5%
Industrials	13.5
Consumer Staples	11.0
Health Care	10.8
Consumer Discretionary	10.6
Materials	7.0
Information Technology	5.6
Energy	5.5
Communication Services	5.3
Utilities	3.6
Real Estate	3.5
Short-Term Investments	4.8
Assets in Excess of Other Liabilities	0.3
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock
Australia	$1,131,853	$108,799,235	$—	$109,931,088
Austria	2,412,082	1,207,775	—	3,619,857
Belgium	—	14,452,042	—	14,452,042
China	555,430	1,948,374	—	2,503,804
Denmark	—	26,637,377	—	26,637,377
Finland	—	19,062,524	—	19,062,524
France	1,348,226	156,265,183	—	157,613,409
Germany	491,682	124,687,162	—	125,178,844
Hong Kong	887,291	53,736,683	—	54,623,974
Ireland	2,080,303	6,021,669	—	8,101,972
Israel	3,857,602	4,335,276	—	8,192,878
Italy	—	30,005,104	—	30,005,104
Japan	—	368,464,172	—	368,464,172
Luxembourg	—	1,722,914	—	1,722,914
Macau	—	2,112,202	—	2,112,202
Mexico	—	286,395	—	286,395
Netherlands	3,692,477	87,154,687	—	90,847,164
New Zealand	340,909	3,165,578	—	3,506,487
Norway	—	11,127,130	—	11,127,130
Portugal	—	2,448,527	—	2,448,527
Singapore	—	20,739,499	—	20,739,499
Spain	—	46,413,778	—	46,413,778
Sweden	—	38,153,872	—	38,153,872
Switzerland	894,903	139,792,496	—	140,687,399
United Arab Emirates	—	441,361	—	441,361
United Kingdom	109,536	224,536,343	—	224,645,879
Total Common Stock	17,802,294	1,493,717,358	—	1,511,519,652
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2018 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Preferred Stock	—	8,414,573	—	8,414,573
Rights	76,009	—	—	76,009
Short-Term Investments	65,483,000	11,535,802	—	77,018,802
Total Investments, at fair value	$83,361,303	$1,513,667,733	$—	$1,597,029,036
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(421)	$—	$(421)
Futures	(1,755,495)	—	—	(1,755,495)
Total Liabilities	$(1,755,495)	$(421)	$—	$(1,755,916)

(1)
For the year ended December 31, 2018, as a result of the fair value pricing procedures for international equities utilized by the Portfolio (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2018, securities valued at $51,098,164 and $5,127,699 were transferred from Level 1 to Level 2 and Level 2 and Level 1, respectively, within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2018, the following forward foreign currency contracts were outstanding for Voya International Index Portfolio:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 26,200	NOK 230,000	The Bank of New York Mellon	01/02/19	$(401)
USD 26,068	DKK 170,000	The Bank of New York Mellon	01/02/19	(20)
				$(421)

At December 31, 2018, the following futures contracts were outstanding for Voya International Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
MSCI EAFE Mini Index	846	03/15/19	$72,586,800	$(1,755,495)
			$72,586,800	$(1,755,495)

Currency Abbreviations
DKK – Danish Krone
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$421
Equity contracts	Net Assets — Unrealized depreciation*	1,755,495
Total Liability Derivatives		$1,755,916

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2018 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$69,611	$—	$69,611
Equity contracts	—	(9,378,233)	(9,378,233)
Total	$69,611	$(9,378,233)	$(9,308,622)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$(421)	$—	$(421)
Equity contracts	—	(2,165,882)	(2,165,882)
Total	$(421)	$(2,165,882)	$(2,166,303)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2018:
The Bank of New York Mellon
Liabilities:
Forward foreign currency contracts	$421
Total Liabilities	$421
Net OTC derivative instruments by counterparty, at fair value	$(421)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—
Net Exposure(1)	$(421)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $1,596,489,453.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$212,547,896
Gross Unrealized Depreciation	(213,659,804)
Net Unrealized Depreciation	$(1,111,908)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Japan TOPIX Index® Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.1%
		Communication Services: 7.2%
97,600		KDDI Corp.	$2,332,144	1.0
7,000		Nintendo Co., Ltd.	1,858,774	0.8
76,500		Nippon Telegraph & Telephone Corp.	3,121,148	1.4
79,400		NTT DoCoMo, Inc.	1,784,057	0.8
46,550		SoftBank Group Corp.	3,048,988	1.4
325,310	(1)(2)	Other Securities	4,089,166	1.8
			16,234,277	7.2
		Consumer Discretionary: 17.9%
34,500		Bridgestone Corp.	1,323,621	0.6
2,900		Canon Marketing Japan, Inc.	51,686	0.0
24,900		Denso Corp.	1,102,265	0.5
96,700		Honda Motor Co., Ltd.	2,547,568	1.1
41,600		Mitsubishi Motors Corp.	226,541	0.1
131,600		Nissan Motor Co., Ltd.	1,052,711	0.5
12,700		Oriental Land Co., Ltd.	1,277,232	0.6
128,450		Panasonic Corp.	1,153,921	0.5
75,812		Sony Corp.	3,654,868	1.6
20,900		Suzuki Motor Corp.	1,053,599	0.5
3,400		Toyota Boshoku Corp.	50,355	0.0
9,000		Toyota Industries Corp.	414,449	0.2
126,782		Toyota Motor Corp.	7,338,978	3.3
1,115,490	(1)(2)	Other Securities	18,765,136	8.4
			40,012,930	17.9
		Consumer Staples: 9.5%
65,400		Japan Tobacco, Inc.	1,553,976	0.7
27,700		Kao Corp.	2,050,289	0.9
51,100		Kirin Holdings Co., Ltd.	1,065,515	0.5
46,643		Seven & I Holdings Co., Ltd.	2,026,876	0.9
22,500		Shiseido Co., Ltd.	1,409,129	0.6
454,666	(1)(2)	Other Securities	13,303,451	5.9
			21,409,236	9.5
		Energy: 1.0%
191,560		JXTG Holdings, Inc.	994,872	0.4
119,500		Other Securities	1,271,835	0.6
			2,266,707	1.0
		Financials: 11.1%
29,600		Japan Post Bank Co. Ltd.	325,889	0.1
87,100		Japan Post Holdings Co. Ltd.	1,005,659	0.5
4,000		Japan Post Insurance Co. Ltd.	92,541	0.0
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials (continued)
773,400		Mitsubishi UFJ Financial Group, Inc.	$3,795,581	1.7
27,600		Mitsubishi UFJ Lease & Finance Co., Ltd.	132,288	0.1
1,499,000		Mizuho Financial Group, Inc.	2,319,308	1.0
199,500		Nomura Holdings, Inc.	756,027	0.3
73,800		ORIX Corp.	1,078,360	0.5
79,552		Sumitomo Mitsui Financial Group, Inc.	2,622,437	1.2
21,644		Sumitomo Mitsui Trust Holdings, Inc.	788,209	0.4
41,200		Tokio Marine Holdings, Inc.	1,957,359	0.9
1,168,595	(1)(2)	Other Securities	9,937,009	4.4
			24,810,667	11.1
		Health Care: 7.4%
105,600		Astellas Pharma, Inc.	1,349,212	0.6
32,400		Daiichi Sankyo Co., Ltd.	1,036,337	0.4
13,500		Eisai Co., Ltd.	1,045,168	0.5
22,700		Hoya Corp.	1,368,811	0.6
12,400		Mitsubishi Tanabe Pharma Corp.	179,001	0.1
21,400		Otsuka Holdings Co. Ltd.	874,496	0.4
44,400	(3)	Takeda Pharmaceutical Co., Ltd.	1,504,916	0.7
315,140	(1)(2)	Other Securities	9,177,028	4.1
			16,534,969	7.4
		Industrials: 22.0%
10,100		Central Japan Railway Co.	2,130,972	1.0
15,400		Daikin Industries Ltd.	1,636,334	0.7
20,000		East Japan Railway Co.	1,766,203	0.8
10,700		Fanuc Ltd.	1,623,829	0.7
4,900		Hitachi Construction Machinery Co., Ltd.	114,666	0.1
78,100		Itochu Corp.	1,326,356	0.6
51,800		Komatsu Ltd.	1,113,179	0.5
77,700		Mitsubishi Corp.	2,130,266	1.0
112,000		Mitsubishi Electric Corp.	1,235,091	0.6
18,600		Mitsubishi Heavy Industries Ltd.	667,412	0.3
3,500		Mitsubishi Logistics Corp.	79,530	0.0
90,700		Mitsui & Co., Ltd.	1,393,452	0.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Japan TOPIX Index® Portfolio	as of December 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
13,614		Nidec Corp.	$1,540,383	0.7
2,700		Nomura Co., Ltd.	61,897	0.0
78,100		Recruit Holdings Co. Ltd.	1,886,797	0.8
3,300		SMC Corp.	993,540	0.4
12,300		Toyota Tsusho Corp.	361,404	0.2
1,785,589	(1)(2)	Other Securities	29,144,091	13.0
			49,205,402	22.0
		Information Technology: 9.6%
60,266		Canon, Inc.	1,658,261	0.7
3,600		Hitachi High-Technologies Corp.	112,732	0.1
51,629		Hitachi Ltd.	1,368,698	0.6
5,200		Itochu Techno-Solutions Corp.	100,696	0.1
5,500		Keyence Corp.	2,779,952	1.2
11,855		Murata Manufacturing Co., Ltd.	1,597,459	0.7
7,132		Nomura Research Institute Ltd.	264,473	0.1
6,000		Otsuka Corp.	165,129	0.1
651,807	(1)(2)	Other Securities	13,409,625	6.0
			21,457,025	9.6
		Materials: 6.5%
5,800		Hitachi Chemical Co., Ltd.	87,253	0.0
11,720		Hitachi Metals Ltd.	121,894	0.0
76,100		Mitsubishi Chemical Holdings Corp.	574,933	0.3
10,800		Mitsubishi Gas Chemical Co., Inc.	161,780	0.1
7,252		Mitsubishi Materials Corp.	191,095	0.1
19,400		Shin-Etsu Chemical Co., Ltd.	1,490,557	0.7
2,600		Shin-Etsu Polymer Co., Ltd.	16,057	0.0
898,701	(1)(2)	Other Securities	11,849,126	5.3
			14,492,695	6.5
		Real Estate: 2.9%
35,660		Daiwa House Industry Co., Ltd.	1,137,497	0.5
80,000		Mitsubishi Estate Co., Ltd.	1,258,681	0.6
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Real Estate (continued)
58,800		Mitsui Fudosan Co., Ltd.	$1,306,060	0.6
7,300		Nomura Real Estate Holdings, Inc.	133,864	0.0
181,286	(1)	Other Securities	2,772,415	1.2
			6,608,517	2.9
		Utilities: 2.0%
343,921	(2)	Other Securities	4,510,875	2.0
		Total Common Stock (Cost $182,475,661)	217,543,300	97.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS:1.8%
	Securities Lending Collateral(4): 1.3%
1,000,000	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $1,000,184, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 01/25/19-10/20/68)	1,000,000	0.5
811,578	Citigroup, Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $811,712, collateralized by various U.S. Government and U.S. Government Agency Obligations, 2.500%-8.000%, Market Value plus accrued interest $827,810, due 01/25/19-07/15/60)	811,578	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Japan TOPIX Index® Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Securities Lending Collateral(4) (continued)
1,000,000		RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $1,000,165, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $1,020,000, due 10/01/25-10/20/48)	$1,000,000	0.4
			2,811,578	1.3
		Mutual Funds: 0.5%
1,163,000	(5)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340% (Cost $1,163,000)	1,163,000	0.5
		Total Short-Term Investments (Cost $3,974,578)	3,974,578	1.8

Principal Amount†	Value	Percentage of Net Assets
Total Investments in Securities (Cost $186,450,239)	$221,517,878	98.9
Assets in Excess of Other Liabilities	2,504,077	1.1
Net Assets	$224,021,955	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains securities on loan.

(2)
The grouping contains non-income producing securities.

(3)
Security, or a portion of the security, is on loan.

(4)
Represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of December 31, 2018.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock
Communication Services	$—	$16,234,277	$—	$16,234,277
Consumer Discretionary	31,833	39,981,097	—	40,012,930
Consumer Staples	—	21,409,236	—	21,409,236
Energy	—	2,266,707	—	2,266,707
Financials	52,698	24,757,969	—	24,810,667
Health Care	—	16,534,969	—	16,534,969
Industrials	—	49,205,402	—	49,205,402
Information Technology	—	21,457,025	—	21,457,025
Materials	—	14,492,695	—	14,492,695
Real Estate	—	6,608,517	—	6,608,517
Utilities	—	4,510,875	—	4,510,875
Total Common Stock	84,531	217,458,769	—	217,543,300
Short-Term Investments	1,163,000	2,811,578	—	3,974,578
Total Investments, at fair value	$1,247,531	$220,270,347	$—	$221,517,878
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Japan TOPIX Index® Portfolio	as of December 31, 2018 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Other Financial Instruments+
Forward Foreign Currency Contracts	—	121,404	—	121,404
Total Assets	$1,247,531	$220,391,751	$—	$221,639,282
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(31,347)	$—	$(31,347)
Futures	(132,493)	—	—	(132,493)
Total Liabilities	$(132,493)	$(31,347)	$—	$(163,840)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2018, the following forward foreign currency contracts were outstanding for Voya Japan TOPIX Index® Portfolio:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY 500,000,000	USD 4,584,743	Morgan Stanley	03/20/19	$5,351
USD 479,337	JPY 53,000,000	Morgan Stanley	03/20/19	(7,213)
USD 832,871	JPY 93,000,000	State Street Bank and Trust Co.	03/20/19	(20,886)
USD 363,960	JPY 40,000,000	The Bank of New York Mellon	03/20/19	(3,248)
JPY 446,000,000	USD 3,978,310	The Bank of New York Mellon	03/20/19	116,053
				$90,057

At December 31, 2018, the following futures contracts were outstanding for Voya Japan TOPIX Index® Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	52	03/07/19	$7,085,625	$(132,493)
			$7,085,625	$(132,493)

Currency Abbreviations
JPY – Japanese Yen
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$121,404
Total Asset Derivatives		$121,404

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Japan TOPIX Index® Portfolio	as of December 31, 2018 (continued)

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$31,347
Equity contracts	Net Assets — Unrealized depreciation*	132,493
Total Liability Derivatives		$163,840

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$(166,177)	$—	$(166,177)
Equity contracts	—	(653,513)	(653,513)
Total	$(166,177)	$(653,513)	$(819,690)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$86,503	$—	$86,503
Equity contracts	—	(110,991)	(110,991)
Total	$86,503	$(110,991)	$(24,488)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2018:
	Morgan Stanley	State Street Bank and Trust Co.	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$5,351	$—	$116,053	$121,404
Total Assets	$5,351	$—	$116,053	$121,404
Liabilities:
Forward foreign currency contracts	$7,213	$20,886	$3,248	$31,347
Total Liabilities	$7,213	$20,886	$3,248	$31,347
Net OTC derivative instruments by counterparty, at fair value	$(1,862)	$(20,886)	$112,805	$90,057
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—
Net Exposure(1)	$(1,862)	$(20,886)	$112,805	$90,057

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $192,130,013.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$44,685,149
Gross Unrealized Depreciation	(15,324,253)
Net Unrealized Appreciation	$29,360,896

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.5%
		Communication Services: 13.9%
20,787	(1)	Alphabet, Inc. - Class A	$21,721,584	3.3
21,116	(1)	Alphabet, Inc. - Class C	21,867,941	3.4
171,437	(1)	Facebook, Inc. - Class A	22,473,676	3.5
30,038	(1)	Netflix, Inc.	8,039,971	1.2
76,957		Walt Disney Co.	8,438,335	1.3
98,966	(2)	Other Securities	7,662,646	1.2
			90,204,153	13.9
		Consumer Discretionary: 14.3%
28,028	(1)	Amazon.com, Inc.	42,097,215	6.5
3,417	(1)	Booking Holdings, Inc.	5,885,509	0.9
83,093		Home Depot, Inc.	14,277,039	2.2
58,852		Lowe’s Cos, Inc.	5,435,571	0.8
90,449		Nike, Inc.	6,705,889	1.0
87,062		Starbucks Corp.	5,606,793	0.9
89,219		TJX Cos., Inc.	3,991,658	0.6
80,906	(2)	Other Securities	9,287,268	1.4
			93,286,942	14.3
		Consumer Staples: 6.7%
136,494		Altria Group, Inc.	6,741,439	1.0
213,996		Coca-Cola Co.	10,132,710	1.6
31,496		Costco Wholesale Corp.	6,416,050	1.0
90,587		PepsiCo, Inc.	10,008,052	1.5
125,101	(2)	Other Securities	10,621,299	1.6
			43,919,550	6.7
		Energy: 0.5%
86,543		Other Securities	3,501,824	0.5
		Financials: 3.7%
17,597	(1)	Berkshire Hathaway, Inc. - Class B	3,592,956	0.5
86,580		Charles Schwab Corp.	3,595,667	0.6
190,601		Other Securities	17,043,701	2.6
			24,232,324	3.7
		Health Care: 14.1%
109,243		AbbVie, Inc.	10,071,112	1.6
43,243		Amgen, Inc.	8,418,115	1.3
13,749	(1)	Biogen, Inc.	4,137,349	0.6
41,754		Eli Lilly & Co.	4,831,773	0.7
69,512		Gilead Sciences, Inc.	4,347,976	0.7
8,097	(1)	Intuitive Surgical, Inc.	3,877,815	0.6
34,840		Johnson & Johnson	4,496,102	0.7
24,616		Stryker Corp.	3,858,558	0.6
68,911		UnitedHealth Group, Inc.	17,167,108	2.6
331,903	(2)	Other Securities	30,326,246	4.7
			91,532,154	14.1
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: 10.6%
34,306		3M Co.	$6,536,665	1.0
38,602		Boeing Co.	12,449,145	1.9
37,954		Caterpillar, Inc.	4,822,815	0.7
23,323		Deere & Co.	3,479,092	0.5
33,366		Honeywell International, Inc.	4,408,316	0.7
16,326		Lockheed Martin Corp.	4,274,800	0.7
49,011		Union Pacific Corp.	6,774,790	1.1
49,781		United Parcel Service, Inc. - Class B	4,855,141	0.8
210,983	(2)	Other Securities	21,046,932	3.2
			68,647,696	10.6
		Information Technology: 31.1%
46,351		Accenture PLC	6,535,955	1.0
35,438	(1)	Adobe, Inc.	8,017,493	1.2
342,397		Apple, Inc.	54,009,703	8.3
31,749		Automatic Data Processing, Inc.	4,162,929	0.7
17,783		Broadcom, Inc.	4,521,861	0.7
47,620		International Business Machines Corp.	5,412,965	0.8
17,573		Intuit, Inc.	3,459,245	0.5
66,231		Mastercard, Inc. - Class A	12,494,478	1.9
514,962		Microsoft Corp.	52,304,690	8.0
41,959		Nvidia Corp.	5,601,527	0.9
85,638	(1)	PayPal Holdings, Inc.	7,201,299	1.1
51,836	(1)	Salesforce.com, Inc.	7,099,977	1.1
69,292		Texas Instruments, Inc.	6,548,094	1.0
126,983		Visa, Inc. - Class A	16,754,137	2.6
196,850	(2)	Other Securities	8,354,373	1.3
			202,478,726	31.1
		Materials: 1.3%
23,482	(1)	Linde Public Ltd.	3,664,131	0.6
32,185		Other Securities	4,782,157	0.7
			8,446,288	1.3
		Real Estate: 2.3%
31,610		American Tower Corp.	5,000,386	0.8
59,348		Other Securities	10,068,206	1.5
			15,068,592	2.3
		Total Common Stock (Cost $279,071,490)	641,318,249	98.5

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.3%
		Mutual Funds: 1.3%
8,196,000	(3)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340% (Cost $8,196,000)	$8,196,000	1.3
		Total Short-Term Investments (Cost $8,196,000)	8,196,000	1.3
		Total Investments in Securities (Cost $287,267,490)	$649,514,249	99.8
		Assets in Excess of Other Liabilities	1,116,005	0.2
		Net Assets	$650,630,254	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
Rate shown is the 7-day yield as of December 31, 2018.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock*	$641,318,249	$—	$—	$641,318,249
Short-Term Investments	8,196,000	—	—	8,196,000
Total Investments, at fair value	$649,514,249	$—	$—	$649,514,249
Liabilities Table
Other Financial Instruments+
Futures	$(192,552)	$—	$—	$(192,552)
Total Liabilities	$(192,552)	$—	$—	$(192,552)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2018, the following futures contracts were outstanding for Voya Russell™ Large Cap Growth Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500® E-Mini	75	03/15/19	$9,394,500	$(192,552)
			$9,394,500	$(192,552)
See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2018 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$192,552
Total Liability Derivatives		$192,552

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,045,832)
Total	$(1,045,832)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(189,297)
Total	$(189,297)

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $287,205,882.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$368,775,494
Gross Unrealized Depreciation	(6,659,680)
Net Unrealized Appreciation	$362,115,814

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.9%
		Communication Services: 11.7%
14,442	(1)	Alphabet, Inc. - Class A	$15,091,312	1.8
14,719	(1)	Alphabet, Inc. - Class C	15,243,144	1.8
351,394		AT&T, Inc.	10,028,785	1.2
220,854		Comcast Corp. - Class A	7,520,079	0.9
114,955	(1)	Facebook, Inc.- Class A	15,069,451	1.8
20,141	(1)	Netflix, Inc.	5,390,940	0.6
199,975		Verizon Communications, Inc.	11,242,594	1.4
72,070		Walt Disney Co.	7,902,475	1.0
148,025	(2)	Other Securities	9,726,667	1.2
			97,215,447	11.7
		Consumer Discretionary: 9.3%
19,653	(1)	Amazon.com, Inc.	29,518,217	3.5
55,717		Home Depot, Inc.	9,573,295	1.2
37,541		McDonald’s Corp.	6,666,155	0.8
60,650		Nike, Inc.	4,496,591	0.5
556,617	(2)	Other Securities	27,466,523	3.3
			77,720,781	9.3
		Consumer Staples: 7.8%
91,525		Altria Group, Inc.	4,520,420	0.5
184,914		Coca-Cola Co.	8,755,678	1.1
68,481		PepsiCo, Inc.	7,565,781	0.9
75,089		Philip Morris International, Inc.	5,012,942	0.6
120,412		Procter & Gamble Co.	11,068,271	1.3
68,967		Walmart, Inc.	6,424,276	0.8
305,151	(2)	Other Securities	21,416,946	2.6
			64,764,314	7.8
		Energy: 5.4%
92,082		Chevron Corp.	10,017,601	1.2
204,805		Exxon Mobil Corp.	13,965,653	1.7
451,305		Other Securities	20,953,837	2.5
			44,937,091	5.4
		Financials: 13.6%
442,223		Bank of America Corp.	10,896,375	1.3
93,648	(1)	Berkshire Hathaway, Inc. - Class B	19,121,049	2.3
118,098		Citigroup, Inc.	6,148,182	0.8
159,970		JPMorgan Chase & Co.	15,616,271	1.9
205,107		Wells Fargo & Co.	9,451,331	1.1
718,178		Other Securities	51,431,219	6.2
			112,664,427	13.6
		Health Care: 16.7%
82,705		Abbott Laboratories	5,982,053	0.7
73,252		AbbVie, Inc.	6,753,102	0.8
30,814		Amgen, Inc.	5,998,561	0.7
45,450		Eli Lilly & Co.	5,259,474	0.6
129,787		Johnson & Johnson	16,749,012	2.0
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
65,408		Medtronic PLC	$5,949,512	0.7
125,817		Merck & Co., Inc.	9,613,677	1.2
280,477		Pfizer, Inc.	12,242,821	1.5
46,207		UnitedHealth Group, Inc.	11,511,088	1.4
555,191	(2)	Other Securities	58,714,439	7.1
			138,773,739	16.7
		Industrials: 8.0%
27,549		3M Co.	5,249,186	0.6
25,884		Boeing Co.	8,347,590	1.0
36,027		Honeywell International, Inc.	4,759,887	0.6
35,761		Union Pacific Corp.	4,943,243	0.6
836,991	(2)	Other Securities	43,128,746	5.2
			66,428,652	8.0
		Information Technology: 20.9%
23,763	(1)	Adobe, Inc.	5,376,141	0.6
229,591		Apple, Inc.	36,215,684	4.4
19,906		Broadcom, Inc.	5,061,698	0.6
219,223		Cisco Systems, Inc.	9,498,933	1.1
220,878		Intel Corp.	10,365,805	1.2
44,410		International Business Machines Corp.	5,048,085	0.6
44,410		Mastercard, Inc. - Class A	8,377,946	1.0
366,391		Microsoft Corp.	37,214,334	4.5
123,140		Oracle Corp.	5,559,771	0.7
57,424	(1)	PayPal Holdings, Inc.	4,828,784	0.6
34,758	(1)	Salesforce.com, Inc.	4,760,803	0.6
85,147		Visa, Inc. - Class A	11,234,295	1.4
495,361	(2)	Other Securities	30,247,385	3.6
			173,789,664	20.9
		Materials: 2.1%
110,952		DowDuPont, Inc.	5,933,713	0.7
84,416	(2)	Other Securities	11,829,633	1.4
			17,763,346	2.1
		Real Estate: 1.5%
97,383		Other Securities	12,620,422	1.5
		Utilities: 1.9%
213,829		Other Securities	15,632,535	1.9
		Total Common Stock (Cost $323,775,225)	822,310,418	98.9
SHORT-TERM INVESTMENTS: 1.0%
		Mutual Funds: 1.0%
8,385,000	(3)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340% (Cost $8,385,000)	8,385,000	1.0

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2018 (continued)

Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Total Short-Term Investments (Cost $8,385,000)	$8,385,000	1.0
Total Investments in Securities (Cost $332,160,225)	$830,695,418	99.9
Assets in Excess of Other Liabilities	1,091,061	0.1
Net Assets	$831,786,479	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
Rate shown is the 7-day yield as of December 31, 2018.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock*	$822,310,418	$—	$—	$822,310,418
Short-Term Investments	8,385,000	—	—	8,385,000
Total Investments, at fair value	$830,695,418	$—	$—	$830,695,418
Liabilities Table
Other Financial Instruments+
Futures	$(434,094)	$—	$—	$(434,094)
Total Liabilities	$(434,094)	$—	$—	$(434,094)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2018, the following futures contracts were outstanding for Voya Russell™ Large Cap Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500® E-Mini	76	03/15/19	$9,519,760	$(434,094)
			$9,519,760	$(434,094)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$434,094
Total Liability Derivatives		$434,094

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2018 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(475,924)
Total	$(475,924)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(459,606)
Total	$(459,606)

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $334,768,463.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$507,963,250
Gross Unrealized Depreciation	(12,470,389)
Net Unrealized Appreciation	$495,492,861

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Value Index Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.0%
		Communication Services: 9.0%
313,577		AT&T, Inc.	$8,949,487	2.5
197,086		Comcast Corp. - Class A	6,710,778	1.9
45,005		Twenty-First Century Fox, Inc. - Class A	2,165,641	0.6
21,065		Twenty-First Century Fox, Inc. - Class B	1,006,486	0.3
178,454		Verizon Communications, Inc.	10,032,684	2.8
18,265		Walt Disney Co.	2,002,757	0.6
6,806	(1)	Other Securities	922,578	0.3
			31,790,411	9.0
		Consumer Discretionary: 3.5%
27,002		McDonald’s Corp.	4,794,745	1.4
312,059	(1)	Other Securities	7,590,120	2.1
			12,384,865	3.5
		Consumer Staples: 9.0%
61,568		Mondelez International, Inc.	2,464,567	0.7
67,008		Philip Morris International, Inc.	4,473,454	1.3
107,453		Procter & Gamble Co.	9,877,080	2.8
34,927		Walgreens Boots Alliance, Inc.	2,386,562	0.7
61,545		Walmart, Inc.	5,732,917	1.6
125,981		Other Securities	6,579,314	1.9
			31,513,894	9.0
		Energy: 10.8%
82,172		Chevron Corp.	8,939,492	2.5
49,693		ConocoPhillips	3,098,359	0.9
182,764		Exxon Mobil Corp.	12,462,677	3.5
32,583		Occidental Petroleum Corp.	1,999,944	0.6
59,790		Schlumberger Ltd.	2,157,223	0.6
208,886		Other Securities	9,347,939	2.7
			38,005,634	10.8
		Financials: 24.5%
394,631		Bank of America Corp.	9,723,708	2.8
73,040	(2)	Berkshire Hathaway, Inc. - Class B	14,913,307	4.2
5,230		Blackrock, Inc.	2,054,449	0.6
19,773		Chubb Ltd.	2,554,276	0.7
105,389		Citigroup, Inc.	5,486,551	1.6
13,468		CME Group, Inc.	2,533,600	0.7
15,033		Goldman Sachs Group, Inc.	2,511,263	0.7
142,754		JPMorgan Chase & Co.	13,935,645	4.0
52,299		Morgan Stanley	2,073,655	0.6
20,013		PNC Financial Services Group, Inc.	2,339,720	0.7
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials (continued)
65,254		US Bancorp	$2,982,108	0.8
183,033		Wells Fargo & Co.	8,434,161	2.4
283,957		Other Securities	16,496,790	4.7
			86,039,233	24.5
		Health Care: 19.7%
73,804		Abbott Laboratories	5,338,243	1.5
14,614		Allergan PLC	1,953,307	0.6
11,222		Anthem, Inc.	2,947,234	0.8
10,385		Becton Dickinson & Co.	2,339,948	0.7
11,429		Cigna Corp.	2,170,596	0.6
51,184		CVS Health Corp.	3,353,576	1.0
26,658		Danaher Corp.	2,748,973	0.8
94,972		Johnson & Johnson	12,256,137	3.5
58,369		Medtronic PLC	5,309,244	1.5
104,754		Merck & Co., Inc.	8,004,253	2.3
250,292		Pfizer, Inc.	10,925,246	3.1
16,275		Thermo Fisher Scientific, Inc.	3,642,182	1.0
110,397	(1)	Other Securities	8,080,017	2.3
			69,068,956	19.7
		Industrials: 5.2%
371,847		General Electric Co.	2,814,882	0.8
34,954		United Technologies Corp.	3,721,902	1.1
156,469	(1)	Other Securities	11,665,786	3.3
			18,202,570	5.2
		Information Technology: 9.6%
195,631		Cisco Systems, Inc.	8,476,691	2.4
197,108		Intel Corp.	9,250,279	2.6
99,228		Oracle Corp.	4,480,144	1.3
52,288		Qualcomm, Inc.	2,975,710	0.8
194,402	(1)	Other Securities	8,594,039	2.5
			33,776,863	9.6
		Materials: 3.1%
99,012		DowDuPont, Inc.	5,295,162	1.5
42,021	(1)	Other Securities	5,502,451	1.6
			10,797,613	3.1
		Real Estate: 0.6%
32,473		Other Securities	2,245,014	0.6
		Utilities: 4.0%
32,171		Dominion Energy, Inc.	2,298,940	0.7
30,754		Duke Energy Corp.	2,654,070	0.8
20,593		NextEra Energy, Inc.	3,579,475	1.0
107,280		Other Securities	5,416,365	1.5
			13,948,850	4.0
		Total Common Stock (Cost $274,760,422)	347,773,903	99.0

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Value Index Portfolio	as of December 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS:1.2%
		Mutual Funds: 1.2%
4,050,000	(3)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340% (Cost $4,050,000)	$4,050,000	1.2
		Total Short-Term Investments (Cost $4,050,000)	4,050,000	1.2
		Total Investments in Securities (Cost $278,810,422)	$351,823,903	100.2
		Liabilities in Excess of Other Assets	(816,001)	(0.2)
		Net Assets	$351,007,902	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1)
The grouping contains non-income producing securities.

(2)
Non-income producing security.

(3)
Rate shown is the 7-day yield as of December 31, 2018.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock*	$347,773,903	$—	$—	$347,773,903
Short-Term Investments	4,050,000	—	—	4,050,000
Total Investments, at fair value	$351,823,903	$—	$—	$351,823,903
Liabilities Table
Other Financial Instruments+
Futures	$(184,552)	$—	$—	$(184,552)
Total Liabilities	$(184,552)	$—	$—	$(184,552)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2018, the following futures contracts were outstanding for Voya Russell™ Large Cap Value Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500® E-Mini	36	03/15/19	$4,509,360	$(184,552)
			$4,509,360	$(184,552)

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Value Index Portfolio	as of December 31, 2018 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$184,552
Total Liability Derivatives		$184,552

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(294,129)
Total	$(294,129)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(194,972)
Total	$(194,972)

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $282,159,393.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$92,634,749
Gross Unrealized Depreciation	(23,154,790)
Net Unrealized Appreciation	$69,479,959

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.4%
		Communication Services: 4.0%
32,188		CBS Corp. - Class B	$1,407,259	0.5
70,888	(1)	Twitter, Inc.	2,037,321	0.8
230,091	(2)(3)	Other Securities	6,918,616	2.7
			10,363,196	4.0
		Consumer Discretionary: 16.3%
2,205	(1)	Autozone, Inc.	1,848,540	0.7
22,744		Delphi Technologies PLC	1,400,348	0.5
26,338		Dollar General Corp.	2,846,611	1.1
9,572	(1)	Hilton Grand Vacations, Inc.	252,605	0.1
27,648		Hilton Worldwide Holdings, Inc.	1,985,126	0.8
7,827	(1)	O’Reilly Automotive, Inc.	2,695,071	1.0
36,185		Ross Stores, Inc.	3,010,592	1.2
5,600	(1)	Ulta Beauty, Inc.	1,371,104	0.5
24,676		VF Corp.	1,760,386	0.7
456,229	(2)(3)	Other Securities	25,377,934	9.7
			42,548,317	16.3
		Consumer Staples: 3.3%
5,081		Brown-Forman Corp. - Class A	240,941	0.1
27,982		Brown-Forman Corp. - Class B	1,331,384	0.5
11,060		Clorox Co.	1,704,788	0.6
102,144	(2)(3)	Other Securities	5,463,704	2.1
			8,740,817	3.3
		Energy: 1.5%
121,886	(2)(3)	Other Securities	3,908,572	1.5
		Financials: 6.6%
16,508		Moody’s Corp.	2,311,780	0.9
21,748		T. Rowe Price Group, Inc.	2,007,775	0.8
1,092	(4)	Voya Financial, Inc.	43,833	0.0
186,477	(3)	Other Securities	12,866,890	4.9
			17,230,278	6.6
		Health Care: 14.6%
4,225	(1)	Abiomed, Inc.	1,373,294	0.5
7,849	(1)	Align Technology, Inc.	1,643,816	0.7
17,476	(1)	BioMarin Pharmaceutical, Inc.	1,488,081	0.6
17,765	(1)	Centene Corp.	2,048,305	0.8
20,798	(1)	Edwards Lifesciences Corp.	3,185,630	1.2
8,502	(1)	Idexx Laboratories, Inc.	1,581,542	0.6
2,430	(1)	Mettler Toledo International, Inc.	1,374,359	0.5
13,921		Resmed, Inc.	1,585,184	0.6
314,644	(2)(3)	Other Securities	23,679,098	9.1
			37,959,309	14.6
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: 15.8%
8,645		Cintas Corp.	$1,452,274	0.5
28,455		Fastenal Co.	1,487,912	0.6
26,696		Fortive Corp.	1,806,251	0.7
11,741		Harris Corp.	1,580,926	0.6
11,912		Rockwell Automation, Inc.	1,792,518	0.7
4,799	(1)	TransDigm Group, Inc.	1,631,948	0.6
15,885	(1)	Verisk Analytics, Inc.	1,732,100	0.7
423,318	(2)(3)	Other Securities	29,704,668	11.4
			41,188,597	15.8
		Information Technology: 31.4%
92,748	(1)	Advanced Micro Devices, Inc.	1,712,128	0.7
29,227		Amphenol Corp.	2,367,972	0.9
18,248	(1)	Autodesk, Inc.	2,346,875	0.9
13,396		Citrix Systems, Inc.	1,372,554	0.5
39,480	(1)	Fiserv, Inc.	2,901,385	1.1
8,691	(1)	FleetCor Technologies, Inc.	1,614,093	0.6
15,731		Global Payments, Inc.	1,622,338	0.6
15,365		Lam Research Corp.	2,092,252	0.8
27,559		Maxim Integrated Products	1,401,375	0.5
22,780		Microchip Technology, Inc.	1,638,338	0.6
25,951		NetApp, Inc.	1,548,496	0.6
9,010	(1)	Palo Alto Networks, Inc.	1,697,034	0.7
31,792		Paychex, Inc.	2,071,249	0.8
17,537	(1)	Red Hat, Inc.	3,080,199	1.2
17,613	(1)	ServiceNow, Inc.	3,135,995	1.2
14,505	(1)	Splunk, Inc.	1,520,849	0.6
28,965	(1)	Square, Inc.	1,624,647	0.6
17,822		Total System Services, Inc.	1,448,750	0.6
10,424	(1)	VeriSign, Inc.	1,545,775	0.6
14,378	(1)	Workday, Inc.	2,295,879	0.9
25,225		Xilinx, Inc.	2,148,413	0.8
700,470	(2)(3)	Other Securities	40,612,712	15.6
			81,799,308	31.4
		Materials: 3.6%
154,314	(3)	Other Securities	9,432,103	3.6
		Real Estate: 2.3%
11,097	(1)	SBA Communications Corp.	1,796,493	0.7
67,010	(3)	Other Securities	4,108,166	1.6
			5,904,659	2.3
		Total Common Stock (Cost $164,805,023)	259,075,156	99.4

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.4%
	Securities Lending Collateral(5): 1.8%
1,116,906	Bank of Nova Scotia, Repurchase Agreement dated 12/31/18, 2.97%, due 01/02/19 (Repurchase Amount $1,117,088, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.750%-5.000%, Market Value plus accrued interest $1,139,432, due 11/15/23-05/15/58)	$1,116,906	0.4
1,116,906	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/ 18, 3.35%, due 01/02/19 (Repurchase Amount $1,117,111, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,139,244, due 01/25/19-10/20/68)	1,116,906	0.4
1,116,906	Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $1,117,093, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $1,139,244, due 01/25/19-02/01/49)	1,116,906	0.5
234,063	Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/ 18, 2.92%, due 01/02/19 (Repurchase Amount $234,100, collateralized by various U.S. Government Securities, 1.875%-2.625%, Market Value plus accrued interest $238,744, due 02/29/24-09/09/49)	234,063	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(5) (continued)
1,116,906	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $1,117,091, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $1,139,244, due 10/01/25-10/20/48)	$1,116,906	0.4
		4,701,687	1.8
Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.6%
1,670,000	(6)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340% (Cost $1,670,000)	1,670,000	0.6
		Total Short-Term Investments (Cost $6,371,687)	6,371,687	2.4
		Total Investments in Securities (Cost $171,176,710)	$265,446,843	101.8
		Liabilities in Excess of Other Assets	(4,620,595)	(1.8)
		Net Assets	$260,826,248	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains securities on loan.

(3)
The grouping contains non-income producing securities.

(4)
Investment in affiliate

(5)
Represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2018 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock*	$259,075,156	$—	$—	$259,075,156
Short-Term Investments	1,670,000	4,701,687	—	6,371,687
Total Investments, at fair value	$260,745,156	$4,701,687	$—	$265,446,843
Other Financial Instruments+
Futures	49,211	—	—	49,211
Total Assets	$260,794,367	$4,701,687	$—	$265,496,054

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the period ended December 31, 2018, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/17	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/18	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Financial, Inc.	$50,212	$12,935	$(8,709)	$(10,605)	$43,833	$44	$(445)	$—
	$50,212	$12,935	$(8,709)	$(10,605)	$43,833	$44	$(445)	$—

At December 31, 2018, the following futures contracts were outstanding for Voya Russell™ Mid Cap Growth Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P Mid 400 E-Mini	10	03/15/19	$1,662,200	$49,211
			$1,662,200	$49,211

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$49,211
Total Asset Derivatives		$49,211

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2018 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(464,479)
Total	$(464,479)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$61,001
Total	$61,001

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $171,658,269.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$107,398,130
Gross Unrealized Depreciation	(13,560,345)
Net Unrealized Appreciation	$93,837,785

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.0%
		Communication Services: 3.5%
150,342	(1)	Twitter, Inc.	$4,320,829	0.3
1,749,877	(2)(3)	Other Securities	43,363,477	3.2
			47,684,306	3.5
		Consumer Discretionary: 11.7%
5,350	(1)	Autozone, Inc.	4,485,119	0.3
55,859		Dollar General Corp.	6,037,241	0.5
49,299	(1)	Dollar Tree, Inc.	4,452,686	0.3
20,301	(1)	Hilton Grand Vacations, Inc.	535,743	0.0
58,637		Hilton Worldwide Holdings, Inc.	4,210,137	0.3
16,599	(1)	O’Reilly Automotive, Inc.	5,715,534	0.4
76,742		Ross Stores, Inc.	6,384,934	0.5
67,965		VF Corp.	4,848,623	0.4
2,749,163	(2)(3)	Other Securities	122,811,358	9.0
			159,481,375	11.7
		Consumer Staples: 4.4%
117,320		Archer-Daniels-Midland Co.	4,806,600	0.4
166,667		Kroger Co.	4,583,343	0.3
1,009,679	(2)(3)	Other Securities	49,804,603	3.7
			59,194,546	4.4
		Energy: 3.9%
40,865	(1)	Concho Resources, Inc./Midland TX	4,200,514	0.3
86,095		Oneok, Inc.	4,644,825	0.3
255,414		Williams Cos., Inc.	5,631,879	0.4
2,232,692	(2)(3)	Other Securities	38,976,837	2.9
			53,454,055	3.9
		Financials: 12.8%
29,425		M&T Bank Corp.	4,211,600	0.3
35,012		Moody’s Corp.	4,903,080	0.4
94,315		SunTrust Banks, Inc.	4,757,248	0.3
49,596		T. Rowe Price Group, Inc.	4,578,703	0.3
32,627	(4)	Voya Financial, Inc.	1,309,648	0.1
4,643,819	(3)	Other Securities	154,578,117	11.4
			174,338,396	12.8
		Health Care: 9.9%
66,946		Agilent Technologies, Inc.	4,516,177	0.4
42,620	(1)	Centene Corp.	4,914,086	0.4
44,108	(1)	Edwards Lifesciences Corp.	6,756,023	0.5
42,775		Zimmer Biomet Holdings, Inc.	4,436,623	0.3
1,498,864	(2)(3)	Other Securities	113,409,214	8.3
			134,032,123	9.9
		Industrials: 13.3%
51,453		Ingersoll-Rand PLC - Class A	4,694,057	0.4
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
21,279		Roper Technologies, Inc.	$5,671,279	0.4
51,376	(1)	United Continental Holdings, Inc.	4,301,712	0.3
2,728,212	(2)(3)	Other Securities	166,271,676	12.2
			180,938,724	13.3
		Information Technology: 17.6%
61,986		Amphenol Corp.	5,022,106	0.4
77,587		Analog Devices, Inc.	6,659,292	0.5
46,072	(1)	Autodesk, Inc.	5,925,320	0.4
165,560		Corning, Inc.	5,001,568	0.4
68,530		Fidelity National Information Services, Inc.	7,027,751	0.5
83,731	(1)	Fiserv, Inc.	6,153,391	0.5
32,587		Lam Research Corp.	4,437,372	0.3
67,426		Paychex, Inc.	4,392,804	0.3
37,192	(1)	Red Hat, Inc.	6,532,403	0.5
37,354	(1)	ServiceNow, Inc.	6,650,880	0.5
30,494	(1)	Workday, Inc.	4,869,282	0.4
62,873	(1)	Worldpay, Inc.	4,805,383	0.3
53,498		Xilinx, Inc.	4,556,425	0.3
3,322,360	(2)(3)	Other Securities	167,423,968	12.3
			239,457,945	17.6
		Materials: 5.0%
1,785,137	(3)	Other Securities	68,367,513	5.0
		Real Estate: 9.1%
29,000		AvalonBay Communities, Inc.	5,047,450	0.4
43,179		Digital Realty Trust, Inc.	4,600,722	0.3
75,388		Equity Residential	4,976,362	0.4
74,775		Ventas, Inc.	4,381,067	0.3
78,194		Welltower, Inc.	5,427,446	0.4
2,999,629	(2)(3)	Other Securities	99,805,184	7.3
			124,238,231	9.1
		Utilities: 6.8%
65,416		Consolidated Edison, Inc.	5,001,707	0.4
37,989		DTE Energy Co.	4,190,187	0.3
66,510		Eversource Energy	4,325,810	0.3
151,602		PPL Corp.	4,294,885	0.3
105,985		Public Service Enterprise Group, Inc.	5,516,519	0.4
57,503		Sempra Energy	6,221,250	0.5
66,295		WEC Energy Group, Inc.	4,591,592	0.3
106,867		Xcel Energy, Inc.	5,265,337	0.4
1,303,931	(3)	Other Securities	53,119,589	3.9
			92,526,876	6.8
		Total Common Stock (Cost $787,510,916)	1,333,714,090	98.0

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.7%
	Securities Lending Collateral(5): 1.1%
3,707,301	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $3,707,982, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $3,781,447, due 01/25/19-10/20/68)	$3,707,301	0.3
3,707,301	Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $3,707,921, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $3,781,447, due 01/25/19-02/01/49)	3,707,301	0.3
777,032	Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.92%, due 01/02/19 (Repurchase Amount $777,156, collateralized by various U.S. Government Securities, 1.875%-2.625%, Market Value plus accrued interest $792,573, due 02/29/24-09/09/49)	777,032	0.0
3,707,301	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $3,707,914, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $3,781,447, due 10/01/25-10/20/48)	3,707,301	0.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(5) (continued)
3,707,301	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/18, 3.37%, due 01/02/19 (Repurchase Amount $3,707,986, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $3,781,506, due 07/15/20-02/15/47)	$3,707,301	0.2
		15,606,236	1.1
Shares			Value	Percentage of Net Assets
		Mutual Funds: 1.6%
21,810,000	(6)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340% (Cost $21,810,000)	21,810,000	1.6
		Total Short-Term Investments (Cost $37,416,236)	37,416,236	2.7
		Total Investments in Securities (Cost $824,927,152)	$1,371,130,326	100.7
		Liabilities in Excess of Other Assets	(9,937,553)	(0.7)
		Net Assets	$1,361,192,773	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains securities on loan.

(3)
The grouping contains non-income producing securities.

(4)
Investment in affiliate.

(5)
Represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2018 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock*	$1,333,714,090	$—	$—	$1,333,714,090
Short-Term Investments	21,810,000	15,606,236	—	37,416,236
Total Investments, at fair value	$1,355,524,090	$15,606,236	$—	$1,371,130,326
Liabilities Table
Other Financial Instruments+
Futures	$(1,459,743)	$—	$—	$(1,459,743)
Total Liabilities	$(1,459,743)	$—	$—	$(1,459,743)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the period ended December 31, 2018, where the following issuers were considered an affiliate:
	Beginning Fair Value at 12/31/17	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/18	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Issuer
Voya Financial, Inc.	$2,402,560	$39,397	$(582,092)	$(550,217)	$1,309,648	$1,611	$272,335	$—
	$2,402,560	$39,397	$(582,092)	$(550,217)	$1,309,648	$1,611	$272,335	$—

At December 31, 2018, the following futures contracts were outstanding for Voya Russell™ Mid Cap Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P Mid 400 E-Mini	137	03/15/19	$22,772,140	$(1,459,743)
			$22,772,140	$(1,459,743)

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2018 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$1,459,743
Total Liability Derivatives		$1,459,743

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(871,010)
Total	$(871,010)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,465,645)
Total	$(1,465,645)

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $833,978,233.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$625,235,972
Gross Unrealized Depreciation	(89,543,621)
Net Unrealized Appreciation	$535,692,351

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.4%
		Communication Services: 3.2%
18,373	(1)	Nexstar Media Group, Inc.	$1,444,853	0.2
1,597,663	(2)(3)	Other Securities	23,226,465	3.0
			24,671,318	3.2
		Consumer Discretionary: 11.8%
11,974	(4)	Deckers Outdoor Corp.	1,532,073	0.2
49,288	(4)	Etsy, Inc.	2,344,630	0.3
22,505	(4)	Five Below, Inc.	2,302,712	0.3
10,865	(4)	Helen of Troy Ltd.	1,425,271	0.2
20,332	(4)	Ollie’s Bargain Outlet Holdings, Inc.	1,352,281	0.1
36,560	(4)	Planet Fitness, Inc.	1,960,347	0.3
27,284		Texas Roadhouse, Inc.	1,628,855	0.2
3,875,170	(2)(3)	Other Securities	77,701,423	10.2
			90,247,592	11.8
		Consumer Staples: 2.8%
1,180,042	(2)(3)	Other Securities	21,342,187	2.8
		Energy: 3.4%
3,775,581	(2)(3)	Other Securities	26,212,039	3.4
		Financials: 17.7%
26,867	(1)	First Financial Bankshares, Inc.	1,549,957	0.2
19,758	(4)	Green Dot Corp.	1,571,156	0.2
21,477		Iberiabank Corp.	1,380,542	0.2
21,628		Kemper Corp.	1,435,667	0.2
147,995	(4)	MGIC Investment Corp.	1,548,028	0.2
17,599		Primerica, Inc.	1,719,598	0.2
88,353		Radian Group, Inc.	1,445,455	0.2
23,882		Selective Insurance Group	1,455,369	0.2
5,814,298	(2)(3)	Other Securities	122,656,599	16.1
			134,762,371	17.7
		Health Care: 15.2%
31,332	(4)	FibroGen, Inc.	1,450,045	0.2
21,151	(4)	Haemonetics Corp.	2,116,157	0.3
19,900	(4)	LivaNova PLC	1,820,253	0.2
11,115	(4)	Loxo Oncology, Inc.	1,556,878	0.2
23,485	(4)	Medidata Solutions, Inc.	1,583,359	0.2
27,479	(4)	Teladoc Health, Inc.	1,362,134	0.2
50,854	(4)	Wright Medical Group NV	1,384,246	0.2
7,355,353	(2)(3)	Other Securities	104,413,570	13.7
			115,686,642	15.2
		Industrials: 14.5%
22,981		EMCOR Group, Inc.	1,371,736	0.2
15,471		Insperity, Inc.	1,444,373	0.2
28,302	(4)	Spirit Airlines, Inc.	1,639,252	0.2
24,022	(4)	Trex Co., Inc.	1,425,946	0.2
21,531		Woodward, Inc.	1,599,538	0.2
4,023,605	(2)(3)	Other Securities	102,892,754	13.5
			110,373,599	14.5
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology: 14.4%
10,020	(4)	CACI International, Inc.	$1,443,181	0.2
58,620	(4)	Ciena Corp.	1,987,804	0.3
22,560	(4)	Coupa Software, Inc.	1,418,122	0.2
41,129	(4)	Cree, Inc.	1,759,293	0.2
56,871		Entegris, Inc.	1,586,416	0.2
15,245	(4)	HubSpot, Inc.	1,916,754	0.3
53,376	(4)	Integrated Device Technology, Inc.	2,585,000	0.3
26,275		Maximus, Inc.	1,710,240	0.2
18,577	(4)	New Relic, Inc.	1,504,180	0.2
13,772	(4)	Trade Desk, Inc./The	1,598,378	0.2
4,049,971	(2)(3)	Other Securities	91,922,698	12.1
			109,432,066	14.4
		Materials: 3.6%
30,512	(4)(5)(6)	Ferroglobe PLC	—	—
17,474	(4)	Ingevity Corp.	1,462,399	0.2
1,735,068	(2)(3)	Other Securities	25,972,007	3.4
			27,434,406	3.6
		Real Estate: 7.1%
48,166		First Industrial Realty Trust, Inc.	1,390,071	0.2
49,837		Healthcare Realty Trust, Inc.	1,417,364	0.2
54,552		Pebblebrook Hotel Trust	1,544,380	0.2
2,958,862	(2)(3)	Other Securities	49,820,860	6.5
			54,172,675	7.1
		Utilities: 3.7%
20,738		Allete, Inc.	1,580,650	0.2
21,747		Black Hills Corp.	1,365,277	0.2
20,164		Idacorp, Inc.	1,876,462	0.3
35,641		New Jersey Resources Corp.	1,627,724	0.2
21,148		ONE Gas, Inc.	1,683,381	0.2
35,360		Portland General Electric Co.	1,621,256	0.2
19,801		Southwest Gas Holdings, Inc.	1,514,777	0.2
20,189		Spire, Inc.	1,495,601	0.2
467,311	(2)(3)	Other Securities	15,540,499	2.0
			28,305,627	3.7
		Total Common Stock (Cost $578,150,247)	742,640,522	97.4
RIGHTS: 0.0%
		Communication Services: —%
46,399	(4)(5)(6)	Media General, Inc. - CVR	—	—
		Health Care: —%
4,221	(3)	Other Securities	—	—

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
RIGHTS: (continued)
		Materials: 0.0%
11,546	(4)(5)(6)	A Schulman, Inc. - CVR	$23,092	0.0
		Total Rights (Cost $23,092)	23,092	0.0
		Total Long-Term Investments (Cost $578,173,339)	742,663,614	97.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.2%
	Securities Lending Collateral(7): 5.3%
9,614,704	Bank of Nova Scotia, Repurchase Agreement dated 12/31/18, 2.97%, due 01/02/19 (Repurchase Amount $9,616,269, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.750%-5.000%, Market Value plus accrued interest $9,808,617, due 11/15/23-05/15/58)	9,614,704	1.2
9,614,704	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $9,616,469, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $9,806,998, due 01/25/19-10/20/68)	9,614,704	1.3
2,002,212	Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.92%, due 01/02/19 (Repurchase Amount $2,002,532, collateralized by various U.S. Government Securities, 1.875%-2.625%, Market Value plus accrued interest $2,042,257, due 02/29/24-09/09/49)	2,002,212	0.3
9,614,704	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $9,616,295, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $9,806,998, due 10/01/25-10/20/48)	9,614,704	1.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(7) (continued)
9,628,654	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/18, 3.37%, due 01/02/19 (Repurchase Amount $9,630,432, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $9,821,380, due 07/15/20-02/15/47)	$9,628,654	1.3
		40,474,978	5.3
Shares			Value	Percentage of Net Assets
		Mutual Funds: 1.9%
14,322,000	(8)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340% (Cost $14,322,000)	14,322,000	1.9
		Total Short-Term Investments (Cost $54,796,978)	54,796,978	7.2
		Total Investments in Securities (Cost $632,970,317)	$797,460,592	104.6
		Liabilities in Excess of Other Assets	(35,087,972)	(4.6)
		Net Assets	$762,372,620	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Security, or a portion of the security, is on loan.

(2)
The grouping contains securities on loan.

(3)
The grouping contains non-income producing securities.

(4)
Non-income producing security.

(5)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(6)
Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2018, the Portfolio held restricted securities with a fair value of  $23,092 or 0.0% of net assets. Please refer to the table below for additional details.

(7)
Represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2018 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock
Communication Services	$24,671,318	$—	$—	$24,671,318
Consumer Discretionary	90,247,592	—	—	90,247,592
Consumer Staples	21,342,187	—	—	21,342,187
Energy	26,212,039	—	—	26,212,039
Financials	134,762,371	—	—	134,762,371
Health Care	115,686,642	—	—	115,686,642
Industrials	110,373,599	—	—	110,373,599
Information Technology	109,432,066	—	—	109,432,066
Materials	27,434,406	—	—	27,434,406
Real Estate	54,172,675	—	—	54,172,675
Utilities	28,305,627	—	—	28,305,627
Total Common Stock	742,640,522	—	—	742,640,522
Rights	—	—	23,092	23,092
Short-Term Investments	14,322,000	40,474,978	—	54,796,978
Total Investments, at fair value	$756,962,522	$40,474,978	$23,092	$797,460,592
Liabilities Table
Other Financial Instruments+
Futures	$(1,303,625)	$—	$—	$(1,303,625)
Total Liabilities	$(1,303,625)	$—	$—	$(1,303,625)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2018, Voya Russell™ Small Cap Index Portfolio held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
A Schulman, Inc. - CVR	8/22/2018	$23,092	$23,092
Ferroglobe PLC	6/26/2018	—	—
Media General, Inc. - CVR	1/18/2017	—	—
		$23,092	$23,092

At December 31, 2018, the following futures contracts were outstanding for Voya Russell™ Small Cap Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
E-mini Russell 2000® Index	246	03/15/19	$16,592,700	$(1,303,625)
			$16,592,700	$(1,303,625)

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2018 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$1,303,625
Total Liability Derivatives		$1,303,625

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(2,390,857)
Total	$(2,390,857)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,367,251)
Total	$(1,367,251)

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $633,948,421.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$265,151,653
Gross Unrealized Depreciation	(102,943,107)
Net Unrealized Appreciation	$162,208,546

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2018

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES:29.8%
		Basic Materials: 0.6%
1,500,000	(1)	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P., 3.300%, 05/01/2023	$1,484,553	0.0
500,000	(1)	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P., 3.700%, 06/01/2028	493,360	0.0
17,923,000		Other Securities	18,162,108	0.6
			20,140,021	0.6
		Communications: 2.9%
13,144,000		AT&T, Inc., 3.200%-6.000%, 03/01/2022-03/09/2048	12,450,330	0.4
5,500,000		Cisco Systems, Inc., 2.125%-5.500%, 03/01/2019-01/15/2040	5,783,649	0.2
8,559,000		Comcast Corp., 3.000%-6.500%, 02/01/2024-10/15/2048	8,475,473	0.3
500,000	(1)	Discovery Communications LLC, 3.500%, 06/15/2022	494,065	0.0
250,000	(1)	Discovery Communications LLC, 3.900%, 11/15/2024	245,177	0.0
1,500,000	(1)	NBCUniversal Enterprise, Inc., 1.974%, 04/15/2019	1,495,292	0.0
1,000,000	(1)	Tencent Holdings Ltd., 2.985%, 01/19/2023	972,335	0.0
1,000,000		Time Warner Entertainment Co. L.P., 8.375%, 03/15/2023	1,141,790	0.0
1,750,000		Time Warner Cable LLC, 4.125%-4.500%, 02/15/2021-09/15/2042	1,561,183	0.1
3,325,000		Warner Media LLC, 2.100%-6.500%, 06/01/2019-06/01/2044	3,361,579	0.1
13,026,000		Verizon Communications, Inc., 2.625%-4.862%, 11/01/2024-09/15/2048	12,730,395	0.4
44,578,000		Other Securities	45,300,437	1.4
			94,011,705	2.9
		Consumer, Cyclical: 1.8%
285,858	(1)	British Airways 2018-1 Class A Pass Through Trust, 4.125%, 03/20/2033	282,943	0.0
1,000,000	(1)	Daimler Finance North America LLC, 2.300%, 02/12/2021	975,911	0.0
1,300,000		Ford Motor Credit Co., LLC, 5.875%, 08/02/2021	1,333,979	0.1
1,300,000		Ford Motor Co., 4.346%-7.450%, 12/08/2026-01/15/2043	1,196,918	0.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
4,000,000		Ford Motor Credit Co. LLC, 2.021%-4.375%, 01/08/2019-08/04/2025	$3,828,456	0.1
750,000		General Motors Co., 6.600%, 04/01/2036	732,594	0.0
6,250,000		General Motors Financial Co., Inc., 3.100%-5.250%, 01/15/2019-01/05/2028	5,989,334	0.2
250,000	(1)	Nissan Motor Acceptance Corp., 2.000%, 03/08/2019	249,324	0.0
7,500,000		Walmart, Inc., 1.900%-3.700%, 12/15/2020-06/26/2028	7,496,829	0.3
35,898,434	(2)	Other Securities	35,818,631	1.1
			57,904,919	1.8
		Consumer, Non-cyclical: 5.8%
6,750,000		AbbVie, Inc., 2.300%-4.700%, 05/14/2020-05/14/2046	6,351,481	0.2
6,650,000		Amgen, Inc., 2.250%-4.400%, 11/15/2021-05/01/2045	6,595,810	0.2
2,000,000	(1)	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 3.650%, 02/01/2026	1,892,220	0.1
2,000,000	(1)	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.700%, 02/01/2036	1,867,709	0.0
3,500,000	(1)	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	3,257,040	0.1
1,989,000		Anheuser-Busch InBev Finance, Inc., 2.650%-3.300%, 02/01/2021-02/01/2023	1,942,753	0.1
2,000,000		Anheuser-Busch InBev Worldwide, Inc., 3.750%-8.200%, 01/15/2022-07/15/2042	2,167,491	0.1
250,000	(1)	Bayer US Finance II LLC, 2.125%, 07/15/2019	248,072	0.0
1,000,000	(1)	Bayer US Finance II LLC, 2.200%, 07/15/2022	938,894	0.1
400,000	(1)	Bayer US Finance II LLC, 2.750%, 07/15/2021	389,809	0.0
1,000,000	(1)	Bayer US Finance II LLC, 3.600%, 07/15/2042	741,374	0.0
500,000	(1)	Bayer US Finance II LLC, 3.950%, 04/15/2045	403,432	0.0
250,000	(1)	Bayer US Finance II LLC, 4.200%, 07/15/2034	219,395	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
5,695,000		Celgene Corp., 3.625%-5.000%, 10/15/2020-08/15/2045	$5,615,166	0.2
1,000,000	(1)	Cigna Corp., 4.800%, 08/15/2038	994,724	0.0
500,000	(1)	Cigna Corp., 4.900%, 12/15/2048	491,771	0.0
1,000,000		Constellation Brands, Inc., 3.209%, (US0003M + 0.700%), 11/15/2021	988,424	0.0
12,643,000		CVS Health Corp., 2.250%-5.300%, 08/12/2019-03/25/2048	12,464,255	0.4
500,000	(1)	ERAC USA Finance LLC, 2.350%, 10/15/2019	496,680	0.0
500,000	(1)	ERAC USA Finance LLC, 3.850%, 11/15/2024	498,207	0.0
6,060,000		Gilead Sciences, Inc., 1.950%-4.800%, 04/01/2019-03/01/2047	5,880,939	0.2
1,000,000	(1)	Mylan, Inc., 4.550%, 04/15/2028	934,295	0.0
5,250,000		Pfizer, Inc., 3.400%-4.300%, 05/15/2024-09/15/2048	5,309,108	0.2
5,330,000		Sanofi, 3.375%-4.000%, 03/29/2021-06/19/2028	5,428,393	0.2
8,850,000		UnitedHealth Group, Inc., 1.625%-4.750%, 03/15/2019-04/15/2047	8,809,073	0.3
110,997,000	(2)	Other Securities	109,221,109	3.4
			184,147,624	5.8
		Energy: 2.8%
4,250,000		BP Capital Markets America, Inc., 2.112%-3.937%, 09/16/2021-09/21/2028	4,150,798	0.1
1,750,000		BP Capital Markets PLC, 2.315%-3.814%, 02/13/2020-11/04/2024	1,744,730	0.1
4,300,000		Chevron Corp., 1.561%-3.326%, 05/16/2019-05/16/2026	4,218,910	0.1
4,792,000		Kinder Morgan Energy Partners L.P., 3.500%-6.950%, 03/01/2021-09/01/2044	5,102,722	0.2
1,500,000		Kinder Morgan, Inc./DE, 4.300%-5.550%, 06/01/2025-02/15/2046	1,454,591	0.0
9,305,000		Petroleos Mexicanos, 4.250%-6.625%, 03/05/2020-06/27/2044	8,616,412	0.3
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy (continued)
1,000,000		Phillips 66, 3.289%, (US0003M + 0.600%), 02/26/2021	$989,124	0.0
63,005,000		Other Securities	62,354,830	2.0
			88,632,117	2.8
		Financial: 10.0%
1,750,000		American Express Co., 3.000%-3.400%, 02/27/2023-10/30/2024	1,711,540	0.0
2,000,000		American Express Credit Corp., 2.200%-3.300%, 03/03/2020-05/03/2027	1,959,130	0.1
20,905,000	(3)	Bank of America Corp., 2.625%-4.450%, 04/01/2019-12/20/2028	20,347,937	0.7
1,020,000		Berkshire Hathaway Finance Corp., 3.000%, 05/15/2022	1,018,097	0.0
2,000,000		Berkshire Hathaway, Inc., 2.750%-3.125%, 03/15/2023-03/15/2026	1,952,848	0.1
1,000,000	(1)	BNP Paribas SA, 3.500%, 11/16/2027	923,384	0.0
1,000,000	(1)	BPCE SA, 2.750%, 01/11/2023	959,751	0.1
1,000,000	(1)	BPCE SA, 3.250%, 01/11/2028	928,618	0.0
4,000,000		Capital One Financial Corp., 2.450%-4.200%, 04/24/2019-01/31/2028	3,821,491	0.1
500,000		Citibank NA, 2.100%, 06/12/2020	491,752	0.0
13,608,000	(3)	Citigroup, Inc., 2.500%-8.125%, 07/29/2019-05/06/2044	13,425,660	0.4
10,000,000	(1)(4)	CPPIB Capital, Inc., 3.125%, 09/25/2023	10,153,022	0.3
750,000	(1)	Credit Suisse Group AG, 3.574%, 01/09/2023	732,284	0.1
750,000	(1)	Credit Suisse Group AG, 4.282%, 01/09/2028	724,747	0.0
800,000	(1)	Dexia Credit Local SA, 2.500%, 01/25/2021	795,808	0.0
4,580,000	(3)	Goldman Sachs Group, Inc./The, 2.875%-3.850%, 02/25/2021-04/23/2029	4,387,169	0.1
8,800,000		Goldman Sachs Group, Inc., 2.550%-6.750%, 10/23/2019-10/01/2037	9,288,331	0.3
6,350,000	(3)	HSBC Holdings PLC, 3.400%-6.500%, 03/08/2021-12/31/2199	6,737,820	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
500,000		HSBC USA, Inc., 2.250%-3.500%, 06/23/2019-06/23/2024	$495,271	0.0
1,000,000	(3)	JPMorgan Chase Bank NA, 2.604%, 02/01/2021	992,101	0.0
18,625,000	(3)	JPMorgan Chase & Co., 2.700%-5.500%, 06/23/2020-02/22/2048	18,564,480	0.6
19,000,000	(4)	Kreditanstalt fuer Wiederaufbau, 1.250%-2.625%, 09/30/2019-03/07/2022	18,877,557	0.6
500,000	(1)	Metropolitan Life Global Funding I, 1.950%, 09/15/2021	482,908	0.0
750,000	(1)	Metropolitan Life Global Funding I, 3.450%, 12/18/2026	735,595	0.1
13,300,000	(3)	Morgan Stanley, 2.500%-5.000%, 04/21/2021-01/24/2029	12,992,555	0.4
750,000	(1)	Toronto-Dominion Bank/The, 2.500%, 01/18/2023	741,402	0.0
500,000	(1)	UBS Group Funding Switzerland AG, 2.950%, 09/24/2020	494,747	0.0
500,000	(1)	UBS Group Funding Switzerland AG, 3.000%, 04/15/2021	496,278	0.0
16,733,000	(3)	Wells Fargo & Co., 2.625%-5.606%, 04/01/2021-11/17/2045	16,754,671	0.5
2,750,000		Wells Fargo Bank NA, 2.600%-6.600%, 01/15/2021-01/15/2038	2,924,234	0.1
168,350,000	(2)	Other Securities	164,855,174	5.2
			319,766,362	10.0
		Industrial: 2.1%
2,500,000		Caterpillar Financial Services Corp., 2.100%-3.750%, 01/10/2020-08/09/2026	2,484,061	0.1
3,000,000	(4)	Caterpillar, Inc., 2.600%-4.300%, 06/26/2022-05/15/2044	2,945,061	0.1
62,604,000		Other Securities	61,575,401	1.9
			67,004,523	2.1
		Technology: 1.7%
14,900,000		Apple, Inc., 2.100%-4.650%, 05/06/2019-02/23/2046	14,648,127	0.4
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology (continued)
400,000	(1)	Dell International LLC / EMC Corp., 3.480%, 06/01/2019	$398,860	0.0
400,000	(1)	Dell International LLC / EMC Corp., 4.420%, 06/15/2021	399,818	0.0
400,000	(1)	Dell International LLC / EMC Corp., 5.450%, 06/15/2023	407,418	0.0
400,000	(1)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	402,572	0.0
400,000	(1)	Dell International LLC / EMC Corp., 8.350%, 07/15/2046	434,765	0.1
5,550,000		International Business Machines Corp., 1.625%-3.450%, 05/15/2019-02/19/2026	5,445,178	0.2
11,250,000		Microsoft Corp., 1.550%-4.875%, 08/08/2021-08/08/2056	11,280,233	0.3
9,580,000		Oracle Corp., 1.900%-5.375%, 10/08/2019-05/15/2045	9,518,512	0.3
11,853,000		Other Securities	11,628,596	0.4
			54,564,079	1.7
		Utilities: 2.1%
3,668,000		Berkshire Hathaway Energy Co., 6.125%, 04/01/2036	4,387,071	0.1
500,000		Duke Energy Carolinas LLC, 2.500%, 03/15/2023	483,287	0.0
1,000,000		Duke Energy Florida LLC, 3.800%, 07/15/2028	1,009,917	0.0
2,000,000		Duke Energy Corp., 1.800%-4.800%, 09/01/2021-09/01/2046	1,930,375	0.1
2,900,000		Duke Energy Progress LLC, 3.700%-4.375%, 03/30/2044-10/15/2046	2,873,337	0.1
1,000,000	(1)	Israel Electric Corp. Ltd., 4.250%, 08/14/2028	952,308	0.0
250,000	(1)	Monongahela Power Co., 5.400%, 12/15/2043	292,682	0.0
57,400,303	(2)	Other Securities	56,892,878	1.8
			68,821,855	2.1
		Total Corporate Bonds/Notes (Cost $971,106,859)	954,993,205	29.8
COLLATERALIZED MORTGAGE OBLIGATIONS: 0.1%
1,633,081		Fannie Mae 2012-110 CA, 3.000%, 10/25/2042	1,612,731	0.1
1,430,543		Fannie Mae REMIC Trust 2006-78 BZ, 6.500%, 08/25/2036	1,566,397	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	Total Collateralized Mortgage Obligations (Cost $3,231,341)	$3,179,128	0.1
MUNICIPAL BONDS:1.0%
	California: 0.2%
4,335,000	State of California, 7.550%, 04/01/2039	6,225,017	0.2
	Connecticut: 0.1%
3,735,000	Other Securities	4,280,721	0.1
	New Jersey: 0.2%
5,760,000	Other Securities	7,371,563	0.2
	New York: 0.2%
3,495,000	Other Securities	4,652,823	0.2
	Ohio: 0.2%
3,355,000	Other Securities	4,927,958	0.2
	Washington: 0.1%
3,900,000	Other Securities	4,538,625	0.1
	Total Municipal Bonds (Cost $26,900,867)	31,996,707	1.0
CONVERTIBLE BONDS/NOTES: 0.0%
	Financial: 0.0%
500,000	Other Securities	497,732	0.0
	Total Convertible Bonds/Notes (Cost $500,750)	497,732	0.0
ASSET-BACKED SECURITIES: 0.6%
	Automobile Asset-Backed Securities: 0.3%
1,000,000	GM Financial Automobile Leasing Trust 2018-1 B, 2.870%, 12/20/2021	996,886	0.0
7,950,000	Other Securities	7,873,241	0.3
		8,870,127	0.3
	Credit Card Asset-Backed Securities: 0.2%
1,500,000	American Express Credit Account Master Trust 2017-1 B, 2.100%, 09/15/2022	1,486,267	0.1
1,000,000	American Express Credit Account Master Trust 2017-7 A, 2.350%, 05/15/2025	983,136	0.0
1,000,000	Capital One Multi-Asset Execution Trust 2015-A2 A2, 2.080%, 03/15/2023	988,297	0.0
1,000,000	Capital One Multi-Asset Execution Trust 2017-A3 A3, 2.430%, 01/15/2025	989,438	0.0
855,000	Citibank Credit Card Issuance Trust 2014-A1 A1, 2.880%, 01/23/2023	854,874	0.0
2,000,000	Other Securities	1,981,942	0.1
		7,283,954	0.2
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: 0.1%
1,650,000	(1)	Volvo Financial Equipment LLC Series 2017-1A A4, 2.210%, 11/15/2021	$1,630,692	0.1
254,956		Other Securities	252,724	0.0
			1,883,416	0.1
		Total Asset-Backed Securities (Cost $18,207,157)	18,037,497	0.6
U.S. GOVERNMENT AGENCY OBLIGATIONS(5): 28.2%
		Federal Home Loan Mortgage Corporation: 7.4%(5)
28,870,546		3.000%, 05/01/2045	28,258,173	0.9
25,643,189		3.500%, 04/01/2043	25,799,589	0.8
27,926,456		3.500%, 02/01/2044	28,097,109	0.9
28,437,907		3.500%, 03/01/2048	28,533,132	0.9
1,390,477		3.813%, 02/01/2042	1,451,289	0.0
122,400,632	(6)	3.000%-6.750%, 03/27/2019-07/01/2048	125,411,942	3.9
			237,551,234	7.4
		Federal National Mortgage Association: 12.5%(5)
19,076,000	(6)	2.500%, 01/23/2032	18,631,720	0.6
20,426,624		3.000%, 12/01/2042	20,116,083	0.6
22,910,208		3.000%, 12/01/2046	22,369,003	0.7
15,542,334		3.500%, 11/01/2042	15,673,377	0.5
22,374,882		3.500%, 11/01/2051	22,425,854	0.7
12,657,000	(6)	4.000%, 08/25/2040	12,907,433	0.4
16,806,353		4.000%, 11/01/2040	17,294,587	0.6
11,292,988		4.000%, 06/01/2045	11,577,721	0.4
16,696,931		4.000%, 02/01/2048	17,037,393	0.5
13,029,000	(6)	4.500%, 01/25/2039	13,499,960	0.4
221,775,811		1.500%-7.250%, 05/01/2019-03/01/2048	227,441,191	7.1
			398,974,322	12.5
		Government National Mortgage Association: 7.9%
12,897,354		3.000%, 04/15/2045	12,714,889	0.4
20,965,091		3.000%, 07/20/2046	20,668,746	0.6
28,027,474		3.000%, 04/20/2048	27,592,134	0.9
26,030,297		3.500%, 03/20/2047	26,194,851	0.8
14,548,840		3.500%, 09/20/2047	14,602,706	0.5
12,223,597		3.500%, 12/20/2047	12,317,992	0.4
13,596,428		3.500%, 01/20/2048	13,701,172	0.4
26,746,531		3.500%, 02/20/2048	26,910,727	0.8
13,100,000	(6)	4.000%, 09/20/2040	13,416,312	0.4
84,131,020	(6)	3.000%-6.000%, 10/15/2036-06/20/2048	85,908,644	2.7
			254,028,173	7.9

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS(5): (continued)
		Other U.S. Agency Obligations: 0.4%
11,510,000	(4)	1.875%-7.125%, 08/15/2022-01/15/2038	$13,186,360	0.4
		Total U.S. Government Agency Obligations (Cost $909,551,238)	903,740,089	28.2
U.S. TREASURY OBLIGATIONS: 35.9%
		U.S. Treasury Bonds: 5.9%
63,464,000		3.000%, 08/15/2048	63,291,850	2.0
13,888,000		3.625%, 08/15/2043	15,403,922	0.5
14,092,000		3.625%, 02/15/2044	15,641,979	0.5
13,251,000		3.750%, 11/15/2043	14,995,741	0.4
79,190,000		2.250%-6.000%, 02/15/2026-08/15/2046	80,107,401	2.5
			189,440,893	5.9
		U.S. Treasury Notes: 30.0%
11,755,000		1.250%, 01/31/2020	11,586,208	0.4
13,040,000		1.250%, 10/31/2021	12,607,059	0.4
20,000,000		1.375%, 01/15/2020	19,749,559	0.6
37,540,000		1.375%, 04/30/2021	36,615,610	1.1
24,847,000		1.625%, 02/15/2026	23,278,506	0.7
22,705,000		1.750%, 09/30/2019	22,559,422	0.7
18,000,000		1.750%, 09/30/2022	17,529,302	0.6
24,900,000		2.000%, 11/30/2020	24,670,663	0.8
12,097,000		2.000%, 02/28/2021	11,971,795	0.4
17,133,000		2.000%, 11/15/2026	16,371,746	0.5
20,498,000		2.125%, 01/31/2021	20,340,924	0.6
20,000,000		2.125%, 05/15/2025	19,473,502	0.6
26,457,000		2.250%, 11/15/2024	26,011,623	0.8
19,590,000		2.375%, 12/31/2020	19,547,230	0.6
78,352,000		2.500%, 12/31/2020	78,341,604	2.4
103,236,000		2.625%, 12/15/2021	103,706,972	3.2
37,384,000		2.625%, 12/31/2023	37,580,702	1.2
36,569,500		2.750%, 11/15/2023	36,979,603	1.2
42,052,000		2.750%, 02/15/2024	42,513,061	1.3
16,545,000		2.875%, 10/31/2020	16,648,267	0.5
58,905,000		2.875%, 11/30/2025	60,000,197	1.9
39,399,700		3.125%, 11/15/2028	40,902,026	1.3
265,340,000		0.875%-3.500%, 09/15/2019-11/15/2025	260,375,582	8.2
			959,361,163	30.0
		Total U.S. Treasury Obligations (Cost $1,147,974,699)	1,148,802,056	35.9
COMMERCIAL MORTGAGE-BACKED SECURITIES: 2.1%
2,000,000	(1)	BAMLL Commercial Mortgage Securities Trust 2015-200P A, 3.218%, 04/14/2033	1,976,158	0.1
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
3,000,000		Citigroup Commercial Mortgage Trust 2014-GC19 A4, 4.023%, 03/10/2047	$3,091,642	0.1
1,000,000	(1)(3)	COMM 2013-CR10 AM, 4.517%, 08/10/2046	1,045,535	0.0
1,000,000	(1)(3)	Core Industrial Trust 2015-TEXW D, 3.849%, 02/10/2034	992,253	0.1
981,425	(1)	Core Industrial Trust 2015-WEST A, 3.292%, 02/10/2037	971,968	0.0
2,000,000	(3)	Ginnia Mae 2011-20 C, 3.562%, 04/16/2041	2,006,524	0.1
2,000,000	(3)	Ginnie Mae 2011-127 C, 3.500%, 03/16/2047	2,007,836	0.1
6,000,000	(3)	Ginnie Mae 2011-142 B, 3.485%, 02/16/2044	5,998,376	0.2
5,000,000	(3)	Ginnie Mae 2011-38 D, 3.719%, 01/16/2051	5,143,168	0.1
191,761	(3)	Ginnie Mae 2011-53 B, 4.397%, 05/16/2051	195,955	0.0
5,000,000		Ginnie Mae 2014-150 C, 3.400%, 12/16/2049	5,069,564	0.1
3,000,000		Ginnie Mae 2014-50 C, 3.400%, 02/16/2047	3,027,491	0.1
1,000,000	(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 B, 3.991%, 01/15/2046	1,004,289	0.0
6,379,463		JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16, 4.166%, 12/15/2046	6,604,122	0.2
3,000,000		JPMDB Commercial Mortgage Securities Trust 2016-C2 A3A, 2.881%, 06/15/2049	2,889,142	0.1
2,065,000	(1)	Ladder Capital Commercial Mortgage 2013-GCP A2 Mortgage Trust, 3.985%, 02/15/2036	2,078,867	0.1
3,200,000		Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8 A4 A4, 3.134%, 12/15/2048	3,181,465	0.1
2,000,000		Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 A4, 3.526%, 12/15/2047	2,007,586	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,250,000	(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 B, 4.565%, 04/15/2047	$1,287,286	0.0
220,000	(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21 C, 4.159%, 03/15/2048	211,154	0.0
100,000	(1)(3)	Morgan Stanley Capital I Trust 2011-C1 D, 5.375%, 09/15/2047	103,497	0.0
100,000	(1)(3)	Morgan Stanley Capital I Trust 2011-C1 E, 5.375%, 09/15/2047	103,484	0.0
1,000,000	(1)(3)	MSCG Trust 2015-ALDR A2, 3.462%, 06/07/2035	969,637	0.0
2,350,000		Wells Fargo Commercial Mortgage Trust 2015-P2 A3, 3.541%, 12/15/2048	2,369,781	0.1
2,000,000		Wells Fargo Commercial Mortgage Trust 2016-NXS5 A4, 3.370%, 01/15/2059	1,981,523	0.0
11,465,000		Other Securities	11,605,647	0.4
		Total Commercial Mortgage-Backed Securities (Cost $69,822,883)	67,923,950	2.1
FOREIGN GOVERNMENT BONDS: 3.2%
6,506,000		Asian Development Bank, 1.625%-2.125%, 03/16/2021-03/19/2025	6,378,149	0.2
4,950,000		Colombia Government International Bond, 4.000%-7.375%, 02/26/2024-09/18/2037	5,339,587	0.2
17,771,000		European Investment Bank, 1.125%-4.000%, 08/15/2019-03/15/2022	17,576,688	0.6
6,000,000		Japan Bank for International Cooperation, 1.750%-2.125%, 05/28/2020-11/16/2020	5,923,700	0.2
3,000,000	(1)	Kommunalbanken AS, 2.250%, 01/25/2022	2,963,046	0.1
1,800,000	(1)	Kommunalbanken AS, 2.500%, 01/11/2023	1,783,319	0.0
1,000,000		Province of Ontario Canada, 1.875%, 05/21/2020	988,697	0.1
13,308,000		Province of Ontario Canada, 4.400%, 04/14/2020	13,591,436	0.4
Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
43,489,000	(2)	Other Securities	$45,556,191	1.4
		Total Foreign Government Bonds (Cost $101,111,902)	100,100,813	3.2
		Total Long-Term Investments (Cost $3,248,407,696)	3,229,271,177	100.9
SHORT-TERM INVESTMENTS: 3.9%
		Commercial Paper: 2.9%
61,225,000		Concord Minutemen, 2.500%, 01/03/2019	61,212,423	1.9
10,000,000		Consolidated Edison Co. of New York, Inc., 2.600%, 01/02/2019	9,998,554	0.3
7,810,000		Lockheed Martin Corp., 2.700%, 01/02/2019	7,808,863	0.2
15,000,000		Sysco Corp., 0.300%, 01/02/2019	14,999,789	0.5
			94,019,629	2.9
		Securities Lending Collateral(7): 0.7%
5,248,570		Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $5,249,533, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $5,353,541, due 01/25/19-10/20/68)	5,248,570	0.1
1,023,192		Citibank N.A., Repurchase Agreement dated 12/31/18, 3.00%, due 01/02/19 (Repurchase Amount $1,023,360, collateralized by various U.S. Government Securities, 0.000%-8.750%, Market Value plus accrued interest $1,043,656, due 01/03/19-09/09/49)	1,023,192	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(7) (continued)
5,248,570	Nomura Securities, Repurchase Agreement dated 12/31/18, 3.00%, due 01/02/19 (Repurchase Amount $5,249,433, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $5,353,541, due 01/03/19-11/20/68)	$5,248,570	0.2
5,248,570	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $5,249,439, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $5,353,541, due 10/01/25-10/20/48)	5,248,570	0.2
5,248,570	TD Securities (USA) LLC, Repurchase Agreement dated 12/31/18, 3.00%, due 01/02/19 (Repurchase Amount $5,249,433, collateralized by various U.S. Government Agency Obligations, 3.500%-4.500%, Market Value plus accrued interest $5,353,541, due 06/01/47-08/01/48)	5,248,570	0.2
		22,017,472	0.7
Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Mutual Funds: 0.3%
9,769,000	(8)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340% (Cost $9,769,000)	9,769,000	0.3
Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Total Short-Term Investments (Cost $125,810,543)	$125,806,101	3.9
Total Investments in Securities (Cost $3,374,218,239)	$3,355,077,278	104.8
Liabilities in Excess of Other Assets	(152,572,440)	(4.8)
Net Assets	$3,202,504,838	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
The grouping contains securities on loan.

(3)
Variable rate security. Rate shown is the rate in effect as of December 31, 2018.

(4)
Security, or a portion of the security, is on loan.

(5)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(6)
Settlement is on a when-issued or delayed-delivery basis.

(7)
Represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of December 31, 2018.

Reference Rate Abbreviations:
US0003M 3-month LIBOR
US0012M 12-month LIBOR

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2018 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$954,993,205	$—	$954,993,205
Collateralized Mortgage Obligations	—	3,179,128	—	3,179,128
Municipal Bonds	—	31,996,707	—	31,996,707
U.S. Treasury Obligations	—	1,148,802,056	—	1,148,802,056
Convertible Bonds/Notes	—	497,732	—	497,732
U.S. Government Agency Obligations	—	903,740,089	—	903,740,089
Asset-Backed Securities	—	18,037,497	—	18,037,497
Commercial Mortgage-Backed Securities	—	67,923,950	—	67,923,950
Foreign Government Bonds	—	100,100,813	—	100,100,813
Short-Term Investments	9,769,000	116,037,101	—	125,806,101
Total Investments, at fair value	$9,769,000	$3,345,308,278	$—	$3,355,077,278
Other Financial Instruments+
Centrally Cleared Swaps	—	—	—	—
Liabilities Table
Other Financial Instruments+
Futures	$(5,758)	$—	$—	$(5,758)
Total Liabilities	$(5,758)	$—	$—	$(5,758)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2018, the following futures contracts were outstanding for Voya U.S. Bond Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts
U.S. Treasury 2-Year Note	(4)	03/29/19	$(849,250)	$(5,758)
			$(849,250)	$(5,758)

At December 31, 2018, the following centrally cleared credit default swaps were outstanding for Voya U.S. Bond Index Portfolio:
Centrally Cleared Credit Default Swaps on Credit Indices – Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American Investment Grade Index, Series 31, Version 1	Buy	1.000	12/20/23	USD 60,000,000	$(338,270)	$—
					$(338,270)	$—

(1)
If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Payments made quarterly.

(3)
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2018 (continued)

(4)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

Currency Abbreviations
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$5,758
Total Liability Derivatives		$5,758

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Interest Rate Contracts	$18,499	$—	$18,499
Credit Contracts	—	(720)	(720)
Total	$18,499	$(720)	$17,779

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Interest Rate Contracts	$(9,619)	$—	$(9,619)
Total	$(9,619)	$—	$(9,619)

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $3,379,587,228.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$35,403,650
Gross Unrealized Depreciation	(60,257,627)
Net Unrealized Depreciation	$(24,853,977)

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2018 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Australia Index Portfolio
Class I	NII	$0.5153
Voya Emerging Markets Index Portfolio
Class I	NII	$0.3016
Class P2	NII	$0.3018
Class S	NII	$0.2742
Voya Euro STOXX 50® Index Portfolio
Class ADV	NII	$0.2619
Class I	NII	$0.3237
All Classes	LTCG	$0.1935
Voya FTSE 100 Index® Portfolio
Class ADV	NII	$0.4168
Class I	NII	$0.4573
All Classes	LTCG	$0.2457
Voya Hang Seng Index Portfolio
Class ADV	NII	$0.7443
Class I	NII	$0.8379
Class S	NII	$0.7945
All Classes	STCG	$0.2401
All Classes	LTCG	$1.8802
Voya International Index Portfolio
Class ADV	NII	$0.2337
Class I	NII	$0.2899
Class P2	NII	$0.2897
Class S	NII	$0.2628
Class S2	NII	$0.2503
Voya Japan TOPIX Index® Portfolio
Class ADV	NII	$0.2296
Class I	NII	$0.2961
All Classes	STCG	$0.0416
All Classes	LTCG	$0.9147
Voya Russell™ Large Cap Growth Index Portfolio
Class ADV	NII	$0.2282
Class I	NII	$0.3883
Class S	NII	$0.3019
All Classes	STCG	$0.2205
All Classes	LTCG	$1.0176
Voya Russell™ Large Cap Index Portfolio
Class ADV	NII	$0.2600
Portfolio Name	Type	Per Share Amount
Voya Russell™ Large Cap Index Portfolio (continued)
Class I	NII	$0.3456
Class S	NII	$0.2904
Class S2	NII	$0.2298
Voya Russell™ Large Cap Value Index Portfolio
Class ADV	NII	$0.4353
Class I	NII	$0.5305
Class S	NII	$0.4670
All Classes	STCG	$0.1877
All Classes	LTCG	$0.5821
Voya Russell™ Mid Cap Growth Index Portfolio
Class I	NII	$0.2320
Class S	NII	$0.1436
Class S2	NII	$0.0964
All Classes	STCG	$0.9200
All Classes	LTCG	$2.9352
Voya Russell™ Mid Cap Index Portfolio
Class ADV	NII	$0.1541
Class I	NII	$0.2293
Class P2	NII	$0.2295
Class S	NII	$0.1843
Class S2	NII	$0.1645
All Classes	STCG	$0.0942
All Classes	LTCG	$1.7040
Voya Russell™ Small Cap Index Portfolio
Class ADV	NII	$0.1017
Class I	NII	$0.1739
Class P2	NII	$0.1741
Class S	NII	$0.1304
Class S2	NII	$0.1021
All Classes	STCG	$0.1227
All Classes	LTCG	$0.7856
Voya U.S. Bond Index Portfolio
Class ADV	NII	$0.1858
Class I	NII	$0.2381
Class P2	NII	$0.2639
Class S	NII	$0.2119
Class S2	NII	$0.1965
All Classes	LTCG	$0.0037

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain

TAX INFORMATION (Unaudited) (continued)

Of the ordinary distributions made during the year ended December 31, 2018, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Russell™ Large Cap Growth Index Portfolio	86.16%
Voya Russell™ Large Cap Index Portfolio	100.00%
Voya Russell™ Large Cap Value Index Portfolio	89.06%
Voya Russell™ Mid Cap Growth Index Portfolio	27.69%
Voya Russell™ Mid Cap Index Portfolio	72.07%
Voya Russell™ Small Cap Index Portfolio	45.14%
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Euro STOXX 50® Index Portfolio	$6,314,624
Voya FTSE 100 Index® Portfolio	$6,512,647
Voya Hang Seng Index Portfolio	$7,246,620
Voya Japan TOPIX Index® Portfolio	$20,199,907
Voya Russell™ Large Cap Growth Index Portfolio	$19,687,926
Voya Russell™ Large Cap Value Index Portfolio	$10,168,306
Voya Russell™ Mid Cap Growth Index Portfolio	$25,069,241
Voya Russell™ Mid Cap Index Portfolio	$188,732,497
Voya Russell™ Small Cap Index Portfolio	$43,487,089
Voya U.S. Bond Index Portfolio	$1,213,558
Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2018. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Australia Index Portfolio	$2,922	$0.0002	100.00%
Voya Emerging Markets Index Portfolio	$2,040,056	$0.0266	100.00%
Voya Euro STOXX 50® Index Portfolio	$659,671	$0.0178	100.00%
Voya Hang Seng Index Portfolio	$63,251	$0.0189	96.64%
Voya International Index Portfolio	$2,316,834	$0.0015	97.90%
Voya Japan TOPIX Index® Portfolio	$551,748	$0.0247	81.03%

*
None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about Directors of the Company and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors*:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director	May 2013 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	150	Dentaquest, Boston, MA (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Chairperson Director	January 2014 – Present May 2013 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	150	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	May 2013 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	150	Wisconsin Energy Corporation (June 2006 – Present); The Royce Fund (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 68	Director	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	150	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director	December 2007 – Present	Retired.	150	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Director	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	150	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	May 2013 – Present	Consultant (May 2001 – Present).	150	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	October 2015 – Present	Retired.	150	None.

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	May 2013 – Present	Retired.	150	None.
Director who is an “interested person”:
Dina Santoro(3) 230 Park Avenue New York, New York 10169 Age: 45	Director	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	150	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2019.

(3)
Effective July 10, 2018, Ms. Santoro was appointed to the Board of Directors and is deemed to be an “interested person” of the Company as defined in the 1940 Act, because of her current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

*
Effective December 31, 2018, Patrick W. Kenny retired as Director of the Board.

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 50	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March
2018 – Present); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018); Chief Financial Officer and Chief Accounting Officer, Hartford Investment Management (September 2003 – September 2014).
Dina Santoro230 Park AvenueNew York, New York 10169Age: 45	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing
Strategy, Voya Investment Management (September 2017 –
Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 68	Executive Vice President Chief Investment Risk Officer	March 2002 – Present May 2013 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 60	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President, Chief/PrincipalFinancial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 48	Senior Vice President	June 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	March 2002 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018); Assistant Vice President, Voya Investment Management (March 2011 – March 2014).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 42	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Secretary	May 2013 – Present	Senior Vice President and Secretary of Voya Investments, LLC (December 2018 – Present) and Voya Funds Services, LLC (March 2010 – Present); Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Assistant Secretary	August 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Assistant Secretary	May 2013 – Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND
SUB-ADVISORY CONTRACTS
At a meeting held on November 16, 2018, the Board of Directors (“Board”) of Voya Variable Portfolios, Inc. (the “Company”), including a majority of the Independent Directors, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Company, on behalf of Voya Australia Index Portfolio, Voya Emerging Markets Index Portfolio, Voya Euro STOXX 50® Index Portfolio, Voya FTSE 100 Index® Portfolio, Voya Hang Seng Index Portfolio, Voya International Index Portfolio, Voya Japan TOPIX Index® Portfolio, Voya Russell™ Large Cap Growth Index Portfolio, Voya Russell™ Large Cap Index Portfolio, Voya Russell™ Large Cap Value Index Portfolio, Voya Russell™ Mid Cap Growth Index Portfolio, Voya Russell™ Mid Cap Index Portfolio, Voya Russell™ Small Cap Index Portfolio, and Voya U.S. Bond Index Portfolio, each a series of the Company (the “Portfolios”), and the sub-advisory contracts (the “Sub-Advisory Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”) for an additional one year period ending November 30, 2019. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.
In addition to the Board meeting on November 16, 2018, the Independent Directors also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 11, 2018, and November 14, 2018, specifically to review and consider materials related to the proposed continuance of each Management Contract and each Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts and Sub-Advisory Contracts in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Directors and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Directors. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Directors as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Directors request, and management provides, certain information that the Independent Directors deem to be important or potentially relevant. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure, and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contracts and Sub-Advisory Contracts and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Adviser with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Company’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Management Contracts and Sub-Advisory Contracts were appropriate.
Portfolio Performance
Each Portfolio seeks to provide investment results corresponding to the performance of an index. Accordingly, in assessing the investment management and sub-advisory relationships for each Portfolio, the Board focused on the reasonableness of the differences between the Portfolio’s net performance and the total return of such index.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Portfolios do not have management fee breakpoints they may have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager and the Sub-Adviser could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Directors also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.
Information Regarding Services to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. In addition, the Board considered each Portfolio’s contractual management fee schedule compared to other third-party sub-advised funds,

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

as identified by the Manager. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 11, 2018, November 14, 2018, and/or November 16, 2018 meetings in relation to approving each Portfolio’s Management and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest (worst) performance. The performance data provided to the Board primarily was for various periods ended March 31, 2018. In addition, the Board also considered at its October 11, 2018, November 14, 2018, and November 16, 2018, meetings certain additional data regarding each Portfolio’s most recent performance, asset levels, and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group.
Voya Australia Index Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Australia Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations. The Board also considered management’s representations regarding the sources of the differences between the Portfolio’s performance and that of its index, including the impact of foreign income tax withholding and the valuation of certain foreign securities held by the Portfolio, and the Portfolio’s cash flows and trading costs.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Emerging Markets Index Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Emerging Markets Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations. The Board also considered management’s representations regarding the sources of the differences between the Portfolio’s performance and that of its index, including the impact of foreign income tax withholding and the valuation of certain foreign securities held by the Portfolio, and the Portfolio’s cash flows and trading costs.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Euro STOXX 50® Index Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Euro STOXX 50® Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations. The Board also considered management’s representations regarding the sources of the differences between the Portfolio’s performance and that of its index, including the impact of foreign income tax withholding and the valuation of certain foreign securities held by the Portfolio, and the Portfolio’s cash flows and trading costs.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya FTSE 100 Index® Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya FTSE 100 Index® Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations. The Board also considered management’s representations regarding the sources of the differences between the Portfolio’s performance and that of its index, including the impact of foreign income tax withholding and the valuation of certain foreign securities held by the Portfolio and the Portfolio’s cash flows and trading costs.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Hang Seng Index Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Hang Seng Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations. The Board also considered management’s representations regarding the sources of the differences between the Portfolio’s performance and that of its index, including the impact of foreign income tax withholding and the valuation of certain foreign securities held by the Portfolio, and the Portfolio’s cash flows and trading costs.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is above the median net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) management’s representations that the Portfolio’s

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

focus on tracking the Hang Seng Index differentiates it from the other Selected Peer Group funds; and (2) that, at the Board’s direction, the Portfolio’s expense limits would be lowered, effective January 1, 2019.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya International Index Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya International Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations. The Board also considered management’s representations regarding the sources of the differences between the Portfolio’s performance and of its index, including the impact of foreign income tax withholding and the valuation of certain foreign securities held by the Portfolio, and the Portfolio’s cash flows and trading costs.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Japan TOPIX Index® Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Japan TOPIX Index® Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations. The Board also considered management’s representations regarding the sources of the differences between the Portfolio’s performance and that of its index, including the impact of foreign income tax withholding, the valuation of certain foreign securities held by the Portfolio, and the Portfolio’s cash flows and trading costs.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Russell™ Large Cap Growth Index Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Russell™ Large Cap Growth Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is below the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s management fee rate.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Russell™ Large Cap Index Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Russell™ Large Cap Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, at the Board’s direction during the 2017 annual contract renewal cycle, the Portfolio’s expense limits were lowered, effective January 1, 2018; and (2) management’s discussion regarding the competitiveness of the Portfolio’s net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board members may have given different weight to different individual factors and related conclusions.
Voya Russell™ Large Cap Value Index Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Russell™ Large Cap Value Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is equal to the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is below the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Russell™ Mid Cap Growth Index Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Russell™ Mid Cap Growth Index Portfolio, the Board
considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that, at the Board’s direction during the 2017 annual contract renewal cycle, the Portfolio’s expense limits were lowered, effective January 1, 2018.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Russell™ Mid Cap Index Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Russell™ Mid Cap Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that, at the Board’s direction during the 2017 annual contract renewal cycle, the Portfolio’s expense limits were lowered, effective January 1, 2018.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Russell™ Small Cap Index Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Russell™ Small Cap Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya U.S. Bond Index Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya U.S. Bond Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations. The Board also considered management’s representations regarding the sources of the differences between the Portfolio’s performance and of its index, including the impact of the Portfolio’s cash flows and trading costs.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio; and (2) that, at the Board’s direction, the Portfolio’s management fee rate and expense limits would be lowered, effective January 1, 2019.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the
Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com

VPAR-VIPALL          (1218-021519)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that Colleen D. Baldwin, Martin J. Gavin, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $439,980 for the year ended December 31, 2018 and $441,543 for the year ended December 31, 2017.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $51,300 for the year ended December 31, 2018 and $51,300 for the year ended December 31, 2017.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $114,889 for the year ended December 31, 2018 and $101,817 for the year ended December 31, 2017. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended December 31, 2018 and $0 for the year ended December 31, 2017.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.       Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.       Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.       Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.       Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.       Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.       Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.       Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 16, 2017

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $565 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

Appendix C, continued

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s and similar routine tax consultations as requested.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated: January 1, 2018 to December 31, 2018

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended December 31, 2018 and December 31, 2017; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2018	2017
Voya Variable Portfolios, Inc.	$166,189	$153,117
Voya Investments, LLC (1)	$38,950	$122,200

(1) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, is included as part of the reports to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Voya Variable Portfolios, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Index Plus LargeCap Portfolio, Voya Index Plus MidCap Portfolio, Voya Index Plus SmallCap Portfolio, Voya Global Equity Portfolio, Voya Small Company Portfolio, Voya Australia Index Portfolio, Voya Emerging Markets Index Portfolio, Voya FTSE 100 Index® Portfolio, Voya International Index Portfolio, Voya Japan TOPIX Index® Portfolio, Voya RussellTM Large Cap Growth Index Portfolio, Voya RussellTM Large Cap Index Portfolio, Voya RussellTM Large Cap Value Index Portfolio, Voya RussellTM Mid Cap Growth Index Portfolio, Voya RussellTM Mid Cap Index Portfolio, Voya RussellTM Small Cap Index Portfolio, and Voya U.S. Bond Index Portfolio (the Funds), each a series of Voya Variable Portfolios, Inc., including the summary portfolios of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively, the financial statements), the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments as of December 31, 2018 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements, financial highlights, and portfolios of investments are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, financial highlights, and portfolios of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements, financial highlights, and portfolios of investments. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts

February 22, 2019

Voya Index Plus LargeCap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.4%
		Communication Services: 9.0%
18,691	(1)	Alphabet, Inc. - Class A	19,531,347	2.3
23,108	(1)	AMC Networks, Inc.	1,268,167	0.1
110,735		AT&T, Inc.	3,160,377	0.4
301,226		Comcast Corp. – Class A	10,256,745	1.2
20,281	(1)	Electronic Arts, Inc.	1,600,374	0.2
88,810	(1)	Facebook, Inc.- Class A	11,642,103	1.4
58,594		Interpublic Group of Cos., Inc.	1,208,794	0.1
51,754		John Wiley & Sons, Inc.	2,430,885	0.3
75,254	(1)	Liberty Global PLC - Class A	1,605,920	0.2
442,141	(2)	Sirius XM Holdings, Inc.	2,524,625	0.3
45,597		Telephone & Data Systems, Inc.	1,483,727	0.2
216,861		Verizon Communications, Inc.	12,191,926	1.4
65,815		Walt Disney Co.	7,216,615	0.9
			76,121,605	9.0

		Consumer Discretionary: 9.0%
12,764	(1)	Amazon.com, Inc.	19,171,145	2.3
50,940		Best Buy Co., Inc.	2,697,782	0.3
3,660	(1)	Booking Holdings, Inc.	6,304,057	0.7
66,002		Brunswick Corp.	3,065,793	0.4
7,801	(1)	Burlington Stores, Inc.	1,268,989	0.1
25,496		Darden Restaurants, Inc.	2,546,031	0.3
78,077		Extended Stay America, Inc.	1,210,193	0.1
76,256		Home Depot, Inc.	13,102,306	1.5
24,771		Kohl's Corp.	1,643,308	0.2
36,173		Lear Corp.	4,444,215	0.5
43,111		Marriott International, Inc.	4,680,130	0.6
17,083		McDonald's Corp.	3,033,428	0.4
54,275		Pulte Group, Inc.	1,410,607	0.2
19,871		Ralph Lauren Corp.	2,055,854	0.2
78,322		Ross Stores, Inc.	6,516,390	0.8
26,492		Starbucks Corp.	1,706,085	0.2
49,018	(1)	Urban Outfitters, Inc.	1,627,398	0.2
			76,483,711	9.0

		Consumer Staples: 6.9%
162,018		Altria Group, Inc.	8,002,069	0.9
47,794		Archer-Daniels-Midland Co.	1,958,120	0.2
19,290		Church & Dwight Co., Inc.	1,268,511	0.1
48,855		Coca-Cola Co.	2,313,284	0.3
191,683		Conagra Brands, Inc.	4,094,349	0.5
15,440		Costco Wholesale Corp.	3,145,282	0.4
27,227		Hershey Co.	2,918,190	0.3
36,581		Lamb Weston Holdings, Inc.	2,690,898	0.3
42,582		Molson Coors Brewing Co.	2,391,405	0.3
11,352		PepsiCo, Inc.	1,254,169	0.1
156,975		Procter & Gamble Co.	14,429,142	1.7
30,557		Spectrum Brands Holdings, Inc.	1,291,033	0.2
92,863		Tyson Foods, Inc.	4,958,884	0.6
87,930		Walmart, Inc.	8,190,680	1.0
			58,906,016	6.9

		Energy: 5.5%
125,352		Chevron Corp.	13,637,044	1.6
103,574		ConocoPhillips	6,457,839	0.8
20,017		EOG Resources, Inc.	1,745,683	0.2
94,257		Exxon Mobil Corp.	6,427,385	0.8
148,863		Halliburton Co.	3,956,778	0.5
24,247		HollyFrontier Corp.	1,239,507	0.1
57,320		Marathon Petroleum Corp.	3,382,453	0.4
42,155		Occidental Petroleum Corp.	2,587,474	0.3
38,910		PBF Energy, Inc.	1,271,190	0.1
14,669		Phillips 66	1,263,734	0.1
65,838		Valero Energy Corp.	4,935,875	0.6
			46,904,962	5.5

		Financials: 13.6%
71,593		Allstate Corp.	5,915,730	0.7
55,300		Ally Financial, Inc.	1,253,098	0.1
55,393		Ameriprise Financial, Inc.	5,781,367	0.7
49,121	(1)	Athene Holding Ltd.	1,956,489	0.2
515,845		Bank of America Corp.	12,710,421	1.5
48,841	(1)	Berkshire Hathaway, Inc. – Class B	9,972,355	1.2
126,358		Citigroup, Inc.	6,578,197	0.8
172,060		Citizens Financial Group, Inc.	5,115,344	0.6
75,072		Comerica, Inc.	5,156,696	0.6
56,923		Discover Financial Services	3,357,319	0.4
69,771		E*Trade Financial Corp.	3,061,551	0.4
22,341		Evercore, Inc.	1,598,722	0.2
29,277		Hartford Financial Services Group, Inc.	1,301,363	0.1
144,457		JPMorgan Chase & Co.	14,101,892	1.7
86,752		Keycorp	1,282,195	0.1
111,227		Lazard Ltd.	4,105,389	0.5
60,437		Lincoln National Corp.	3,101,022	0.4
20,904		LPL Financial Holdings, Inc.	1,276,816	0.1
103,604		Morgan Stanley	4,107,899	0.5
45,706		Prudential Financial, Inc.	3,727,324	0.4
25,450		Reinsurance Group of America, Inc.	3,568,854	0.4
38,758		S&P Global, Inc.	6,586,535	0.8
85,715		TCF Financial Corp.	1,670,585	0.2
200,676		Two Harbors Investment Corp.	2,576,680	0.3
74,709		Unum Group	2,194,950	0.3
80,071		Wells Fargo & Co.	3,689,672	0.4
			115,748,465	13.6

		Health Care: 15.5%
65,747		AbbVie, Inc.	6,061,216	0.7
8,728	(1)	Align Technology, Inc.	1,827,905	0.2
54,842		Amgen, Inc.	10,676,092	1.3
10,398	(1)	Biogen, Inc.	3,128,966	0.4
31,172		Bristol-Myers Squibb Co.	1,620,321	0.2

See Accompanying Notes to Financial Statements

1

Voya Index Plus LargeCap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

82,635		Bruker Corp.	2,460,044	0.3
86,473		Cardinal Health, Inc.	3,856,696	0.5
23,067	(1)	Celgene Corp.	1,478,364	0.2
43,765	(1)	Centene Corp.	5,046,105	0.6
14,694	(1)	Charles River Laboratories International, Inc.	1,663,067	0.2
13,417		Chemed Corp.	3,800,768	0.5
36,647		Cigna Corp.	6,959,998	0.8
23,403	(1)	DaVita, Inc.	1,204,318	0.1
28,736		Encompass Health Corp.	1,773,011	0.2
38,784		Gilead Sciences, Inc.	2,425,939	0.3
47,118		HCA Healthcare, Inc.	5,863,835	0.7
13,856		Hill-Rom Holdings, Inc.	1,226,949	0.1
28,577	(1)	Idexx Laboratories, Inc.	5,315,894	0.6
102,917		Johnson & Johnson	13,281,439	1.6
23,165		McKesson Corp.	2,559,038	0.3
114,540		Merck & Co., Inc.	8,752,001	1.0
339,519		Pfizer, Inc.	14,820,004	1.8
13,006	(1)	PRA Health Sciences, Inc.	1,196,032	0.1
14,651		Thermo Fisher Scientific, Inc.	3,278,747	0.4
55,331		UnitedHealth Group, Inc.	13,784,059	1.6
21,163	(1)	Veeva Systems, Inc.	1,890,279	0.2
63,758		Zoetis, Inc.	5,453,859	0.6
			131,404,946	15.5

		Industrials: 9.0%
86,565		Allison Transmission Holdings, Inc.	3,801,069	0.4
44,881		Ametek, Inc.	3,038,444	0.4
37,277		Boeing Co.	12,021,832	1.4
34,648		Curtiss-Wright Corp.	3,538,254	0.4
129,328		Delta Air Lines, Inc.	6,453,467	0.8
56,861		Emerson Electric Co.	3,397,445	0.4
66,690		Fortune Brands Home & Security, Inc.	2,533,553	0.3
52,369	(1)	HD Supply Holdings, Inc.	1,964,885	0.2
63,940		Honeywell International, Inc.	8,447,753	1.0
35,367		IDEX Corp.	4,465,437	0.5
70,064		Ingersoll-Rand PLC - Class A	6,391,939	0.8
32,501		KAR Auction Services, Inc.	1,550,948	0.2
48,838		Regal Beloit Corp.	3,421,102	0.4
53,425		Union Pacific Corp.	7,384,938	0.9
84,274		Waste Management, Inc.	7,499,543	0.9
			75,910,609	9.0

		Information Technology: 21.0%
46,861	(1)	Adobe, Inc.	10,601,833	1.3
50,699	(1)	Akamai Technologies, Inc.	3,096,695	0.4
175,216		Apple, Inc.	27,638,572	3.3
19,256	(1)	Atlassian Corp. PLC	1,713,399	0.2
26,461		Booz Allen Hamilton Holding Corp.	1,192,597	0.1
5,122		Broadcom, Inc.	1,302,422	0.2
36,579		Broadridge Financial Solutions, Inc. ADR	3,520,729	0.4
95,629	(1)	Cadence Design Systems, Inc.	4,157,949	0.5
311,858		Cisco Systems, Inc.	13,512,807	1.6
59,604		Citrix Systems, Inc.	6,107,026	0.7
9,829	(1)	Fair Isaac Corp.	1,838,023	0.2
74,598	(1)	Fortinet, Inc.	5,253,937	0.6
25,667	(1)	GoDaddy, Inc.	1,684,269	0.2
98,728		Intel Corp.	4,633,305	0.5
12,784		Intuit, Inc.	2,516,530	0.3
156,230		Jabil, Inc.	3,872,942	0.5
32,869		KLA-Tencor Corp.	2,941,447	0.3
27,871		Lam Research Corp.	3,795,194	0.4
39,503		Mastercard, Inc. - Class A	7,452,241	0.9
32,478		Maxim Integrated Products	1,651,506	0.2
50,124	(1)	Micron Technology, Inc.	1,590,434	0.2
273,688		Microsoft Corp.	27,798,490	3.3
74,636		NetApp, Inc.	4,453,530	0.5
50,927		Oracle Corp.	2,299,354	0.3
41,522	(1)	PayPal Holdings, Inc.	3,491,585	0.4
61,262		Sabre Corp.	1,325,710	0.2
41,127	(1)	Synopsys, Inc.	3,464,538	0.4
92,711		Texas Instruments, Inc.	8,761,189	1.0
77,257		Total System Services, Inc.	6,280,222	0.7
24,286	(1)	VeriSign, Inc.	3,601,371	0.4
26,904		Visa, Inc. - Class A	3,549,714	0.4
7,969		VMware, Inc.	1,092,789	0.1
58,042		Western Digital Corp.	2,145,813	0.3
			178,338,162	21.0

		Materials: 2.3%
30,562		Air Products & Chemicals, Inc.	4,891,448	0.6
38,106		Avery Dennison Corp.	3,423,062	0.4
47,376		Celanese Corp.	4,262,419	0.5
174,346		Huntsman Corp.	3,363,134	0.4
24,795		LyondellBasell Industries NV - Class A	2,061,952	0.2
51,925		Steel Dynamics, Inc.	1,559,827	0.2
			19,561,842	2.3

		Real Estate: 2.9%
173,643		Brookfield Property REIT, Inc.	2,795,652	0.3
35,705		Camden Property Trust	3,143,825	0.4
106,603	(1)	CBRE Group, Inc.	4,268,384	0.5
82,094		Highwoods Properties, Inc.	3,176,217	0.4
138,576		Host Hotels & Resorts, Inc.	2,310,062	0.3
45,399		Lamar Advertising Co.	3,140,703	0.4
25,642		Simon Property Group, Inc.	4,307,600	0.5
53,846		Weyerhaeuser Co.	1,177,073	0.1
			24,319,516	2.9

		Utilities: 3.7%
251,363		AES Corp.	3,634,709	0.4
90,150		Ameren Corp.	5,880,484	0.7
129,040		Centerpoint Energy, Inc.	3,642,799	0.4
148,163		Exelon Corp.	6,682,151	0.8
54,808		MDU Resources Group, Inc.	1,306,623	0.2
27,975		NextEra Energy, Inc.	4,862,615	0.6
92,785		NRG Energy, Inc.	3,674,286	0.4

See Accompanying Notes to Financial Statements

2

Voya Index Plus LargeCap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

27,755	UGI Corp.	1,480,729	0.2
		31,164,396	3.7

	Total Common Stock
	(Cost $796,514,652)	834,864,230	98.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.3%
	Securities Lending Collateral(3): 0.3%
1,000,000	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $1,000,184, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 01/25/19-10/20/68)	1,000,000	0.1
635,975	Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.95%, due 01/02/19 (Repurchase Amount $636,078, collateralized by various U.S. Government Agency Obligations, 2.000%-5.500%, Market Value plus accrued interest $648,694, due 02/01/31-02/20/48)	635,975	0.1
1,000,000	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $1,000,165, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $1,020,000, due 10/01/25-10/20/48)	1,000,000	0.1
		2,635,975	0.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.0%
8,099,000	(4) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340%
	(Cost $8,099,000)	8,099,000	1.0

	Total Short-Term Investments
	(Cost $10,734,975)	10,734,975	1.3

	Total Investments in Securities (Cost $807,249,627)	$845,599,205	99.7
	Assets in Excess of Other Liabilities	2,950,869	0.3
	Net Assets	$848,550,074	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

3

Voya Index Plus MidCap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.1%
		Communication Services: 2.3%
34,494	(1)	AMC Networks, Inc.	1,893,031	0.4
684		Cable One, Inc.	560,948	0.1
41,387		John Wiley & Sons, Inc.	1,943,947	0.4
38,669	(1)	Live Nation Entertainment, Inc.	1,904,448	0.4
148,220	(2)	Sirius XM Holdings, Inc.	846,336	0.2
66,507		Telephone & Data Systems, Inc.	2,164,138	0.4
24,116		World Wrestling Entertainment, Inc.	1,801,948	0.4
			11,114,796	2.3

		Consumer Discretionary: 12.1%
29,116	(1)	Adtalem Global Education, Inc.	1,377,769	0.3
93,381		American Eagle Outfitters, Inc.	1,805,055	0.4
32,317		Best Buy Co., Inc.	1,711,508	0.4
29,318		Boyd Gaming Corp.	609,228	0.1
58,178		Brinker International, Inc.	2,558,669	0.5
67,726		Brunswick Corp.	3,145,873	0.7
10,282	(1)	Burlington Stores, Inc.	1,672,573	0.3
2,248		Churchill Downs, Inc.	548,377	0.1
174,109		Dana, Inc.	2,373,106	0.5
13,886		Darden Restaurants, Inc.	1,386,656	0.3
25,516	(1)	Deckers Outdoor Corp.	3,264,772	0.7
38,156		Delphi Technologies PLC	546,394	0.1
30,836		Dick's Sporting Goods, Inc.	962,083	0.2
22,030		Domino's Pizza, Inc.	5,463,220	1.1
13,096	(1)	Eldorado Resorts, Inc.	474,206	0.1
16,503	(1)	Five Below, Inc.	1,688,587	0.4
95,430		Gentex Corp.	1,928,640	0.4
14,668	(1)	Helen of Troy Ltd.	1,924,148	0.4
14,696		Jack in the Box, Inc.	1,140,851	0.2
124,342		KB Home	2,374,932	0.5
23,180		Kohl's Corp.	1,537,761	0.3
7,109		Lear Corp.	873,412	0.2
55,509	(1)	Michaels Cos, Inc.	751,592	0.2
977	(1)	NVR, Inc.	2,380,939	0.5
67,566	(1)	Penn National Gaming, Inc.	1,272,268	0.3
23,572		Pulte Group, Inc.	612,636	0.1
5,095		Ralph Lauren Corp.	527,129	0.1
116,365		Service Corp. International	4,684,855	1.0
32,507		Signet Jewelers Ltd.	1,032,747	0.2
14,590	(1)	Sotheby's	579,807	0.1
13,286		Thor Industries, Inc.	690,872	0.1
41,411		Toll Brothers, Inc.	1,363,664	0.3
42,197	(1)	Urban Outfitters, Inc.	1,400,940	0.3
15,013	(1)	Weight Watchers International, Inc.	578,751	0.1
48,313	(2)	Wendy's Company	754,166	0.2

See Accompanying Notes to Financial Statements

4

Voya Index Plus MidCap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

59,219		Wyndham Destinations, Inc.	2,122,409	0.4
			58,120,595	12.1

		Consumer Staples: 3.1%
21,943		Church & Dwight Co., Inc.	1,442,972	0.3
33,328		Conagra Brands, Inc.	711,886	0.2
37,204		Energizer Holdings, Inc.	1,679,761	0.4
39,219		Ingredion, Inc.	3,584,617	0.7
28,967		Lamb Weston Holdings, Inc.	2,130,812	0.4
16,256		Nu Skin Enterprises, Inc.	996,980	0.2
40,198	(1)	Post Holdings, Inc.	3,582,848	0.7
19,690		Tyson Foods, Inc.	1,051,446	0.2
			15,181,322	3.1

		Energy: 3.5%
235,668	(1),(2)	Chesapeake Energy Corp.	494,903	0.1
60,919	(1)	CNX Resources Corp.	695,695	0.2
62,310	(1)	Dril-Quip, Inc.	1,871,169	0.4
21,736		HollyFrontier Corp.	1,111,144	0.2
45,857		Marathon Oil Corp.	657,589	0.1
205,218	(1)	McDermott International, Inc.	1,342,126	0.3
60,882		Murphy Oil Corp.	1,424,030	0.3
85,345	(1)	Oasis Petroleum, Inc.	471,958	0.1
112,068		Patterson-UTI Energy, Inc.	1,159,904	0.2
69,469		PBF Energy, Inc.	2,269,552	0.5
245,563	(1)	QEP Resources, Inc.	1,382,520	0.3
407,034	(1)	Southwestern Energy Co.	1,387,986	0.3
26,086	(1),(2)	Whiting Petroleum Corp.	591,891	0.1
27,606		World Fuel Services Corp.	591,045	0.1
129,958	(1)	WPX Energy, Inc.	1,475,023	0.3
			16,926,535	3.5

		Financials: 16.3%
984		Alleghany Corp.	613,347	0.1
42,052		Ally Financial, Inc.	952,898	0.2
18,818		American Financial Group, Inc.	1,703,594	0.4
14,185		Ameriprise Financial, Inc.	1,480,488	0.3
13,057	(1)	Athene Holding Ltd.	520,060	0.1
84,913		Bank OZK	1,938,564	0.4
77,691		Cathay General Bancorp.	2,604,979	0.5
52,281		Chemical Financial Corp.	1,914,007	0.4
66,346		Citizens Financial Group, Inc.	1,972,467	0.4
28,812		Comerica, Inc.	1,979,096	0.4
19,825		Discover Financial Services	1,169,278	0.2
12,694		E*Trade Financial Corp.	557,013	0.1
87,435		East West Bancorp, Inc.	3,806,046	0.8
37,170		Evercore, Inc.	2,659,885	0.6
2,597	(2)	Factset Research Systems, Inc.	519,738	0.1
23,163		Federated Investors, Inc.	614,978	0.1

See Accompanying Notes to Financial Statements

5

Voya Index Plus MidCap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

87,216		First American Financial Corp.	3,893,322	0.8
64,458		Hancock Whitney Corp.	2,233,470	0.5
19,453		Hanover Insurance Group, Inc.	2,271,527	0.5
34,196		Hartford Financial Services Group, Inc.	1,520,012	0.3
92,558		Home Bancshares, Inc./Conway AR	1,512,398	0.3
14,282		International Bancshares Corp.	491,301	0.1
17,936		Kemper Corp.	1,190,592	0.3
132,590		Keycorp	1,959,680	0.4
52,462		Lazard Ltd.	1,936,372	0.4
52,186		Legg Mason, Inc.	1,331,265	0.3
10,841		LPL Financial Holdings, Inc.	662,168	0.1
5,806		MarketAxess Holdings, Inc.	1,226,866	0.3
38,469		MB Financial, Inc.	1,524,526	0.3
182,685		Navient Corp.	1,609,455	0.3
211,990		Old Republic International Corp.	4,360,634	0.9
34,099		Primerica, Inc.	3,331,813	0.7
30,881		Reinsurance Group of America, Inc.	4,330,443	0.9
29,268		Santander Consumer USA Holdings, Inc.	514,824	0.1
12,376		SEI Investments Co.	571,771	0.1
5,120		Signature Bank	526,387	0.1
42,114		Sterling Bancorp, Inc./DE	695,302	0.1
36,173		Stifel Financial Corp.	1,498,286	0.3
87,705		Synovus Financial Corp.	2,805,683	0.6
159,900		TCF Financial Corp.	3,116,451	0.7
22,174	(1)	Texas Capital Bancshares, Inc.	1,132,870	0.2
95,325		Two Harbors Investment Corp.	1,223,973	0.3
41,131		Unum Group	1,208,429	0.3
24,343	(1)	Western Alliance Bancorp.	961,305	0.2
48,330		Wintrust Financial Corp.	3,213,462	0.7
6,645		WR Berkley Corp.	491,132	0.1
			78,352,157	16.3

		Health Care: 10.2%
56,920		Bruker Corp.	1,694,508	0.4
17,974		Cardinal Health, Inc.	801,640	0.2
22,324	(1)	Catalent, Inc.	696,062	0.1
6,394	(1)	Centene Corp.	737,228	0.2
33,663	(1)	Charles River Laboratories International, Inc.	3,809,978	0.8
10,263		Chemed Corp.	2,907,303	0.6
66,126		Encompass Health Corp.	4,079,974	0.9
70,339	(1)	Exelixis, Inc.	1,383,568	0.3
33,494	(1)	Globus Medical, Inc.	1,449,620	0.3
25,986	(1)	Haemonetics Corp.	2,599,899	0.5
17,341	(1)	HealthEquity, Inc.	1,034,391	0.2
45,970		Hill-Rom Holdings, Inc.	4,070,643	0.8
4,204	(1)	ICU Medical, Inc.	965,365	0.2
7,789	(1)	Idexx Laboratories, Inc.	1,448,910	0.3
11,415	(1)	Ligand Pharmaceuticals, Inc.	1,549,016	0.3
7,488	(1)	LivaNova PLC	684,927	0.1

See Accompanying Notes to Financial Statements

6

Voya Index Plus MidCap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

78,748	(1)	Mallinckrodt PLC - W/I	1,244,218	0.3
38,288	(1)	Masimo Corp.	4,110,983	0.9
20,323	(1)	Molina Healthcare, Inc.	2,361,939	0.5
103,225		Patterson Cos., Inc.	2,029,404	0.4
21,743	(1)	PRA Health Sciences, Inc.	1,999,486	0.4
24,444	(1)	Prestige Consumer Healthcare, Inc.	754,831	0.2
7,449		Steris PLC	795,926	0.2
13,822	(1)	Syneos Health, Inc.	543,896	0.1
4,085		Teleflex, Inc.	1,055,891	0.2
64,048	(1)	Tenet Healthcare Corp.	1,097,783	0.2
16,537	(1)	United Therapeutics Corp.	1,800,879	0.4
2,940	(1)	WellCare Health Plans, Inc.	694,105	0.1
4,770		West Pharmaceutical Services, Inc.	467,603	0.1
			48,869,976	10.2

		Industrials: 14.8%
39,604		Allison Transmission Holdings, Inc.	1,739,012	0.4
15,618		Ametek, Inc.	1,057,339	0.2
8,950		Armstrong World Industries, Inc.	520,979	0.1
29,180	(1)	ASGN, Inc.	1,590,310	0.3
26,449	(1)	Avis Budget Group, Inc.	594,574	0.1
12,194		Brink's Co.	788,342	0.2
7,015		Carlisle Cos., Inc.	705,148	0.1
36,974		Crane Co.	2,668,783	0.6
36,620		Curtiss-Wright Corp.	3,739,634	0.8
45,705		Deluxe Corp.	1,756,900	0.4
53,321		EMCOR Group, Inc.	3,182,730	0.7
24,076		EnerSys	1,868,538	0.4
9,813		GATX Corp.	694,859	0.1
16,342	(1)	Genesee & Wyoming, Inc.	1,209,635	0.2
21,119		Graco, Inc.	883,830	0.2
60,065	(1)	HD Supply Holdings, Inc.	2,253,639	0.5
73,086		Herman Miller, Inc.	2,210,851	0.5
9,724		Hubbell, Inc.	965,982	0.2
42,396		IDEX Corp.	5,352,919	1.1
23,322		Ingersoll-Rand PLC - Class A	2,127,666	0.4
23,206		Insperity, Inc.	2,166,512	0.4
24,307		ITT, Inc.	1,173,299	0.2
145,617	(1)	JetBlue Airways Corp.	2,338,609	0.5
9,806		KAR Auction Services, Inc.	467,942	0.1
33,231		KBR, Inc.	504,447	0.1
2,310		Lennox International, Inc.	505,567	0.1
43,652		Manpowergroup, Inc.	2,828,650	0.6
36,957		MSC Industrial Direct Co.	2,842,732	0.6
82,132		nVent Electric PLC	1,844,685	0.4
4,181		Old Dominion Freight Line	516,312	0.1
32,470		Oshkosh Corp.	1,990,736	0.4
290,072		Pitney Bowes, Inc.	1,714,326	0.4
37,141		Regal Beloit Corp.	2,601,727	0.5
19,016		Ryder System, Inc.	915,620	0.2
25,411		Schneider National, Inc.	474,423	0.1
3,607	(1)	Teledyne Technologies, Inc.	746,901	0.2

See Accompanying Notes to Financial Statements

7

Voya Index Plus MidCap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

85,812		Timken Co.	3,202,504	0.7
77,540		Toro Co.	4,332,935	0.9
8,516	(2)	Wabtec Corp.	598,249	0.1
15,746		Werner Enterprises, Inc.	465,137	0.1
16,722	(1)	Wesco International, Inc.	802,656	0.2
28,531		Woodward, Inc.	2,119,568	0.4
			71,065,207	14.8

		Information Technology: 15.2%
98,636		Avnet, Inc.	3,560,760	0.7
42,587		Belden, Inc.	1,778,859	0.4
22,468		Broadridge Financial Solutions, Inc. ADR	2,162,545	0.5
13,433	(1)	CACI International, Inc.	1,934,755	0.4
59,189	(1)	Cadence Design Systems, Inc.	2,573,538	0.5
24,427		CDK Global, Inc.	1,169,565	0.2
13,545		CDW Corp.	1,097,822	0.2
13,615	(1)	Cirrus Logic, Inc.	451,746	0.1
20,165		Citrix Systems, Inc.	2,066,106	0.4
23,046	(1)	Fair Isaac Corp.	4,309,602	0.9
29,184	(1)	Fortinet, Inc.	2,055,429	0.4
28,453		InterDigital, Inc.	1,890,133	0.4
43,859		j2 Global, Inc.	3,042,937	0.6
148,687		Jabil, Inc.	3,685,951	0.8
10,805		KLA-Tencor Corp.	966,939	0.2
24,525		Leidos Holdings, Inc.	1,292,958	0.3
5,846		Littelfuse, Inc.	1,002,472	0.2
29,920	(1)	Lumentum Holdings, Inc.	1,256,939	0.3
18,818	(1)	Manhattan Associates, Inc.	797,319	0.2
10,850		Maxim Integrated Products	551,722	0.1
14,327		Maximus, Inc.	932,544	0.2
44,508		MKS Instruments, Inc.	2,875,662	0.6
12,551		Motorola Solutions, Inc.	1,443,867	0.3
123,701	(1)	NCR Corp.	2,855,019	0.6
19,497		NetApp, Inc.	1,163,386	0.2
19,044	(1)	Netscout Systems, Inc.	450,010	0.1
31,988	(1)	ON Semiconductor Corp.	528,122	0.1
89,242		Perspecta, Inc.	1,536,747	0.3
10,474	(1)	PTC, Inc.	868,295	0.2
125,924		Sabre Corp.	2,724,995	0.6
9,228		SYNNEX Corp.	745,992	0.2
29,557	(1)	Tech Data Corp.	2,418,058	0.5
91,463		Teradyne, Inc.	2,870,109	0.6
6,686		Total System Services, Inc.	543,505	0.1
51,363	(1)	Trimble, Inc.	1,690,356	0.4
3,832	(1)	Tyler Technologies, Inc.	712,062	0.2
2,993	(1)	Ultimate Software Group, Inc.	732,896	0.2
7,607	(1)	VeriSign, Inc.	1,128,042	0.2
91,544		Versum Materials, Inc.	2,537,600	0.5
161,841		Vishay Intertechnology, Inc.	2,914,756	0.6
16,599		Western Digital Corp.	613,665	0.1
14,092	(1)	WEX, Inc.	1,973,726	0.4
6,779	(1)	Zebra Technologies Corp.	1,079,420	0.2
			72,986,931	15.2

		Materials: 6.2%
11,198		Avery Dennison Corp.	1,005,916	0.2

See Accompanying Notes to Financial Statements

8

Voya Index Plus MidCap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

21,468		Cabot Corp.	921,836	0.2
20,808		Carpenter Technology Corp.	740,973	0.1
88,106		Chemours Co.	2,486,351	0.5
92,408		Commercial Metals Co.	1,480,376	0.3
13,229	(2)	Compass Minerals International, Inc.	551,517	0.1
40,742		Domtar Corp.	1,431,267	0.3
7,846		Eastman Chemical Co.	573,621	0.1
24,887		Greif, Inc. - Class A	923,557	0.2
39,691		Huntsman Corp.	765,639	0.2
142,874		Louisiana-Pacific Corp.	3,174,660	0.7
24,319		Minerals Technologies, Inc.	1,248,537	0.3
22,720		Packaging Corp. of America	1,896,211	0.4
65,528		PolyOne Corp.	1,874,101	0.4
14,677		Royal Gold, Inc.	1,257,085	0.3
9,420		RPM International, Inc.	553,708	0.1
44,270		Sonoco Products Co.	2,352,065	0.5
133,514		Steel Dynamics, Inc.	4,010,761	0.8
32,137		United States Steel Corp.	586,179	0.1
52,139		Worthington Industries, Inc.	1,816,523	0.4
			29,650,883	6.2

		Real Estate: 9.5%
30,832		Brookfield Property REIT, Inc.	496,395	0.1
29,665		Camden Property Trust	2,612,003	0.5
31,120	(1)	CBRE Group, Inc.	1,246,045	0.3
144,544		CoreCivic, Inc.	2,577,220	0.5
18,182		Coresite Realty Corp.	1,586,016	0.3
404,850		Cousins Properties, Inc.	3,198,315	0.7
35,896		Douglas Emmett, Inc.	1,225,131	0.3
22,342		Equity Lifestyle Properties, Inc.	2,170,078	0.5
6,630		Extra Space Storage, Inc.	599,882	0.1
124,916		First Industrial Realty Trust, Inc.	3,605,076	0.8
97,216		Geo Group, Inc./The	1,915,155	0.4
85,449		Highwoods Properties, Inc.	3,306,022	0.7
139,616		Hospitality Properties Trust	3,334,030	0.7
18,731		Jones Lang LaSalle, Inc.	2,371,345	0.5
65,218		Lamar Advertising Co.	4,511,781	0.9
9,945		National Retail Properties, Inc.	482,432	0.1
13,863		Omega Healthcare Investors, Inc.	487,284	0.1
26,682		Outfront Media, Inc.	483,478	0.1
80,016		PotlatchDeltic Corp.	2,531,706	0.5
17,899		Rayonier, Inc.	495,623	0.1
39,428	(2)	Realogy Holdings Corp.	578,803	0.1
9,785		SL Green Realty Corp.	773,798	0.2
128,782		Tanger Factory Outlet Centers, Inc.	2,603,972	0.5
45,275	(1)	Uniti Group, Inc.	704,932	0.2
98,744		Urban Edge Properties	1,641,125	0.3
			45,537,647	9.5

		Utilities: 5.9%
47,879		AES Corp.	692,330	0.1

See Accompanying Notes to Financial Statements

9

Voya Index Plus MidCap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

32,465	Ameren Corp.	2,117,692	0.4
14,770	Atmos Energy Corp.	1,369,474	0.3
26,043	Centerpoint Energy, Inc.	735,194	0.2
41,870	Idacorp, Inc.	3,896,422	0.8
67,258	MDU Resources Group, Inc.	1,603,431	0.3
62,704	National Fuel Gas Co.	3,209,191	0.7
51,261	NorthWestern Corp.	3,046,954	0.6
23,045	NRG Energy, Inc.	912,582	0.2
15,181	OGE Energy Corp.	594,943	0.1
27,294	(1) PG&E Corp.	648,233	0.1
21,422	Pinnacle West Capital Corp.	1,825,154	0.4
68,243	PNM Resources, Inc.	2,804,105	0.6
97,863	UGI Corp.	5,220,991	1.1
		28,676,696	5.9

	Total Common Stock
	(Cost $527,054,266)	476,482,745	99.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.5%
	Securities Lending Collateral(3): 0.9%
1,037,386	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $1,037,576, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,058,134, due 01/25/19-10/20/68)	1,037,386	0.2
1,037,386	Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $1,037,559, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $1,058,134, due 01/25/19-02/01/49)	1,037,386	0.2
217,463	Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.92%, due 01/02/19 (Repurchase Amount $217,498, collateralized by various U.S. Government Securities, 1.875%-2.625%, Market Value plus accrued interest $221,812, due 02/29/24-09/09/49)	217,463	0.1

See Accompanying Notes to Financial Statements

10

Voya Index Plus MidCap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

1,037,386	Nomura Securities, Repurchase Agreement dated 12/31/18, 3.00%, due 01/02/19 (Repurchase Amount $1,037,557, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $1,058,134, due 01/03/19-11/20/68)	1,037,386	0.2
1,037,386	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $1,037,558, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $1,058,134, due 10/01/25-10/20/48)	1,037,386	0.2
		4,367,007	0.9

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.6%
2,694,000	(4) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340%
	(Cost $2,694,000)	2,694,000	0.6

	Total Short-Term Investments
	(Cost $7,061,007)	7,061,007	1.5

	Total Investments in Securities (Cost $534,115,273)	$483,543,752	100.6
	Liabilities in Excess of Other Assets	(2,778,367)	(0.6)
	Net Assets	$480,765,385	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

11

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.1%
		Communication Services: 2.4%
16,885	(1)	AMC Entertainment Holdings, Inc.	207,348	0.1
21,000	(2)	Care.com, Inc.	405,510	0.2
32,265		Cogent Communications Holdings, Inc.	1,458,701	0.6
22,266		Consolidated Communications Holdings, Inc.	219,988	0.1
107,450		Entravision Communications Corp.	312,679	0.1
132,501	(1)	Frontier Communications Corp.	315,352	0.1
59,881		Gannett Co., Inc.	510,785	0.2
14,470	(2)	Liberty TripAdvisor Holdings, Inc.	229,928	0.1
12,652		Marcus Corp.	499,754	0.2
14,868		Scholastic Corp.	598,586	0.3
95,197	(2)	Vonage Holdings Corp.	831,070	0.4
			5,589,701	2.4

		Consumer Discretionary: 13.1%
34,225	(1)	Abercrombie & Fitch Co.	686,211	0.3
99,219	(2)	American Axle & Manufacturing Holdings, Inc.	1,101,331	0.5
6,414	(2)	Asbury Automotive Group, Inc.	427,557	0.2
74,289	(2)	Barnes & Noble Education, Inc.	297,899	0.1
22,006		BJ's Restaurants, Inc.	1,112,843	0.5
15,280		Bloomin Brands, Inc.	273,359	0.1
10,913		Brinker International, Inc.	479,954	0.2
45,159		Caleres, Inc.	1,256,775	0.5
62,144		Callaway Golf Co.	950,803	0.4
75,957	(2)	Career Education Corp.	867,429	0.4
1,723	(2)	Cavco Industries, Inc.	224,645	0.1
13,529		Childrens Place, Inc./The	1,218,828	0.5
12,445		Citi Trends, Inc.	253,754	0.1
12,913	(2)	Cooper-Standard Holdings, Inc.	802,156	0.3
39,186	(2)	CROCS, Inc.	1,018,052	0.4
46,367		Dana, Inc.	631,982	0.3
10,815		Dave & Buster's Entertainment, Inc.	481,916	0.2
5,037	(2)	Deckers Outdoor Corp.	644,484	0.3
2,835	(2)	Dorman Products, Inc.	255,207	0.1
10,906		DSW, Inc.	269,378	0.1
3,998	(2)	Fox Factory Holding Corp.	235,362	0.1
12,047	(2)	Genesco, Inc.	533,682	0.2
8,345		Group 1 Automotive, Inc.	439,948	0.2
24,185	(2)	Hibbett Sports, Inc.	345,845	0.2
49,387		La-Z-Boy, Inc.	1,368,514	0.6
8,526	(2)	Liberty Expedia Holdings, Inc.	333,452	0.1
48,787	(2)	M/I Homes, Inc.	1,025,503	0.4
6,499	(2)	Malibu Boats, Inc.	226,165	0.1
16,873	(2)	MarineMax, Inc.	308,945	0.1
28,752		MDC Holdings, Inc.	808,219	0.3
3,259		Monro, Inc.	224,056	0.1
19,285		Movado Group, Inc.	609,792	0.3
431,645		Office Depot, Inc.	1,113,644	0.5
5,386		Oxford Industries, Inc.	382,621	0.2
37,320	(2)	Penn National Gaming, Inc.	702,736	0.3
23,818	(1)	PetMed Express, Inc.	554,007	0.2
7,713	(1),(2)	RH	924,172	0.4
42,484		Ruth's Hospitality Group, Inc.	965,661	0.4
7,812	(1)	Shoe Carnival, Inc.	261,780	0.1
8,514	(2)	Shutterfly, Inc.	342,774	0.1
5,252	(1),(2)	Stamps.com, Inc.	817,421	0.4
1,897		Strategic Education, Inc.	215,158	0.1
43,364		Tailored Brands, Inc.	591,485	0.3
31,757	(2)	Taylor Morrison Home Corp.	504,936	0.2
18,727		Tenneco, Inc.	512,933	0.2
25,731	(2)	TopBuild Corp.	1,157,895	0.5
26,204		Tower International, Inc.	623,655	0.3
38,747		Wolverine World Wide, Inc.	1,235,642	0.5
17,823	(2)	Zumiez, Inc.	341,667	0.1
			30,962,233	13.1

		Consumer Staples: 3.7%
284,935	(2)	Avon Products, Inc.	433,101	0.2
20,370		Cal-Maine Foods, Inc.	861,651	0.4
15,976	(1),(2)	Central Garden & Pet Co.	550,373	0.2
65,244	(2)	Darling Ingredients, Inc.	1,255,294	0.5
32,336	(2)	Hostess Brands, Inc.	353,756	0.1
16,126		John B Sanfilippo & Son, Inc.	897,573	0.4
10,029	(1)	Medifast, Inc.	1,253,826	0.5
27,904	(2)	Performance Food Group Co.	900,462	0.4
17,176	(2)	Primo Water Corp.	240,636	0.1
35,959		SpartanNash Co.	617,776	0.3
13,638		Universal Corp.	738,498	0.3
44,161	(1)	Vector Group Ltd.	429,686	0.2
1,362	(1)	WD-40 Co.	249,600	0.1
			8,782,232	3.7

		Energy: 4.1%
5,642		Arch Coal, Inc.	468,230	0.2
11,274	(2)	Cactus, Inc.	309,020	0.1
58,778	(2)	Carrizo Oil & Gas, Inc.	663,604	0.3
12,583	(2)	CONSOL Energy, Inc.	399,007	0.2
178,134	(2)	Denbury Resources, Inc.	304,609	0.1
38,546	(2)	Exterran Corp.	682,264	0.3
38,123	(2)	FTS International, Inc.	271,055	0.1
38,381	(2)	Helix Energy Solutions Group, Inc.	207,641	0.1
82,499	(2)	Laredo Petroleum, Inc.	298,647	0.1
47,517	(2)	Matrix Service Co.	852,455	0.4
154,118	(2)	Overseas Shipholding Group, Inc.	255,836	0.1
16,929	(2)	PDC Energy, Inc.	503,807	0.2
13,852		Peabody Energy Corp.	422,209	0.2
70,832	(2)	ProPetro Holding Corp.	872,650	0.4
41,764	(2)	Renewable Energy Group, Inc.	1,073,335	0.4
6,392	(2)	REX American Resources Corp.	435,359	0.2
60,139	(2)	SRC Energy, Inc.	282,653	0.1

See Accompanying Notes to Financial Statements

12

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

171,624	(2)	Tetra Technologies, Inc.	288,328	0.1
48,951	(2)	Unit Corp.	699,020	0.3
38,837	(1)	US Silica Holdings, Inc.	395,361	0.2
			9,685,090	4.1

		Financials: 18.7%
61,385		American Equity Investment Life Holding Co.	1,715,097	0.7
18,594		Ameris Bancorp.	588,872	0.3
12,341		Amerisafe, Inc.	699,611	0.3
26,580		Arbor Realty Trust, Inc.	267,661	0.1
19,936	(2)	Axos Financial, Inc.	501,989	0.2
55,230	(2)	Bancorp, Inc.	439,631	0.2
22,065		Bank of NT Butterfield & Son Ltd.	691,738	0.3
72,019		BrightSphere Investment Group PLC	769,163	0.3
28,201		Cadence BanCorp	473,213	0.2
7,103		Cathay General Bancorp.	238,164	0.1
39,070		Central Pacific Financial Corp.	951,355	0.4
18,568		Chemical Financial Corp.	679,774	0.3
6,548		Columbia Banking System, Inc.	237,627	0.1
4,849		Community Bank System, Inc.	282,697	0.1
44,969	(2)	Customers Bancorp, Inc.	818,436	0.4
27,820		Employers Holdings, Inc.	1,167,605	0.5
25,071	(2)	Essent Group Ltd.	856,927	0.4
11,384		FedNat Holding Co.	226,769	0.1
196,787		First BanCorp. Puerto Rico	1,692,368	0.7
50,473		First Commonwealth Financial Corp.	609,714	0.3
14,227		First Financial Bancorp.	337,464	0.2
5,660	(1)	First Financial Bankshares, Inc.	326,525	0.1
6,599		FirstCash, Inc.	477,438	0.2
28,155	(2)	Flagstar Bancorp, Inc.	743,292	0.3
16,505	(2)	Franklin Financial Network, Inc.	435,237	0.2
7,433	(1)	Glacier Bancorp., Inc.	294,495	0.1
40,760		Great Western Bancorp, Inc.	1,273,750	0.5
20,424		Green Bancorp, Inc.	350,067	0.2
19,102	(2)	Green Dot Corp.	1,518,991	0.7
56,965		Hanmi Financial Corp.	1,122,211	0.5
51,158		Home Bancshares, Inc./Conway AR	835,922	0.4
67,407		Hope Bancorp, Inc.	799,447	0.3
6,797		Houlihan Lokey, Inc.	250,130	0.1
6,363		Iberiabank Corp.	409,014	0.2
11,511		Independent Bank Corp. Michigan	241,961	0.1
42,381		Invesco Mortgage Capital, Inc.	613,677	0.3
52,535		Ladder Capital Corp.	812,716	0.4
94,314	(2)	MGIC Investment Corp.	986,524	0.4
27,114	(2)	Mr Cooper Group, Inc.	316,420	0.1
67,231	(2)	NMI Holdings, Inc.	1,200,073	0.5
58,428		OFG Bancorp	961,725	0.4
21,435		Old National Bancorp.	330,099	0.1
8,886		Federal Agricultural Mortgage Corp.	537,070	0.2
7,007		Primerica, Inc.	684,654	0.3
62,876		Radian Group, Inc.	1,028,651	0.4
13,322	(1)	RBB Bancorp	234,068	0.1
79,370		Redwood Trust, Inc.	1,196,106	0.5
13,874	(2)	Regional Management Corp.	333,670	0.1
3,751		RLI Corp.	258,782	0.1
21,471	(2)	Seacoast Banking Corp. of Florida	558,675	0.2
37,892		Selective Insurance Group	2,309,138	1.0
62,415		Simmons First National Corp.	1,506,074	0.6
12,710		State Bank Financial Corp.	274,409	0.1
109,407	(2)	Third Point Reinsurance Ltd.	1,054,683	0.5
56,701		Trustco Bank Corp.	388,969	0.2
65,748		United Community Banks, Inc./GA	1,410,952	0.6
32,170		Universal Insurance Holdings, Inc.	1,219,886	0.5
66,677	(1)	Waddell & Reed Financial, Inc.	1,205,520	0.5
28,509		Walker & Dunlop, Inc.	1,233,014	0.5
			43,979,910	18.7

		Health Care: 11.6%
18,928	(1),(2)	Acorda Therapeutics, Inc.	294,898	0.1
24,374	(2)	AMAG Pharmaceuticals, Inc.	370,241	0.2
15,513	(2)	Amedisys, Inc.	1,816,728	0.8
34,050	(2)	AMN Healthcare Services, Inc.	1,929,273	0.8
33,968	(2)	Angiodynamics, Inc.	683,776	0.3
98,920	(2)	Assertio Therapeutics, Inc.	357,101	0.2
7,049	(2)	BioTelemetry, Inc.	420,966	0.2
17,440	(1),(2)	Cambrex Corp.	658,534	0.3
5,912		Conmed Corp.	379,550	0.2
24,612	(1),(2)	Corcept Therapeutics, Inc.	328,816	0.1
10,981	(2)	Corvel Corp.	677,747	0.3
61,837	(2)	Cross Country Healthcare, Inc.	453,265	0.2
29,733	(2)	Emergent Biosolutions, Inc.	1,762,572	0.8
5,075	(2)	Enanta Pharmaceuticals, Inc.	359,462	0.2
67,404	(2)	Endo International PLC	492,049	0.2
10,493		Ensign Group, Inc.	407,024	0.2
7,428	(2)	Haemonetics Corp.	743,171	0.3
14,135	(2)	HMS Holdings Corp.	397,618	0.2
21,337	(2)	Integer Holdings Corp.	1,627,160	0.7
37,320	(2)	Lantheus Holdings, Inc.	584,058	0.2
2,874	(2)	LHC Group, Inc.	269,811	0.1
3,808	(2)	Ligand Pharmaceuticals, Inc.	516,746	0.2
43,475		Luminex Corp.	1,004,707	0.4
15,190	(2)	Magellan Health, Inc.	864,159	0.4
14,989	(2)	Mallinckrodt PLC - W/I	236,826	0.1
8,974	(2)	Medpace Holdings, Inc.	474,994	0.2
30,155	(2)	Merit Medical Systems, Inc.	1,682,951	0.7
24,920	(1),(2)	Myriad Genetics, Inc.	724,424	0.3
5,970	(2)	Neogen Corp.	340,290	0.1

See Accompanying Notes to Financial Statements

13

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

3,734	(2)	Omnicell, Inc.	228,670	0.1
15,954	(2)	Orthofix Medical, Inc.	837,426	0.4
42,577	(1)	Owens & Minor, Inc.	269,513	0.1
23,477		Phibro Animal Health Corp.	755,020	0.3
5,709	(2)	Providence Service Corp.	342,654	0.1
11,089	(2)	REGENXBIO, Inc.	465,184	0.2
51,301	(2)	Select Medical Holdings Corp.	787,470	0.3
26,092	(2)	Spectrum Pharmaceuticals, Inc.	228,305	0.1
26,857	(2)	Supernus Pharmaceuticals, Inc.	892,190	0.4
12,189	(2)	SurModics, Inc.	576,052	0.2
41,701	(2)	Tivity Health, Inc.	1,034,602	0.4
			27,276,003	11.6

		Industrials: 18.6%
9,327		ABM Industries, Inc.	299,490	0.1
60,220		ACCO Brands Corp.	408,292	0.2
24,929		Actuant Corp.	523,260	0.2
14,557		Advanced Drainage Systems, Inc.	353,007	0.2
14,006	(2)	Aegion Corp.	228,578	0.1
30,030	(2)	Aerojet Rocketdyne Holdings, Inc.	1,057,957	0.5
19,691		Applied Industrial Technologies, Inc.	1,062,133	0.5
32,011		ArcBest Corp.	1,096,697	0.5
13,770	(2)	ASGN, Inc.	750,465	0.3
26,768	(2)	Atkore International Group, Inc.	531,077	0.2
9,095	(2)	Atlas Air Worldwide Holdings, Inc.	383,718	0.2
7,428	(2)	Axon Enterprise, Inc.	324,975	0.1
34,740		Barnes Group, Inc.	1,862,759	0.8
6,064		Barrett Business Services, Inc.	347,164	0.1
11,630		Columbus McKinnon Corp.	350,528	0.1
8,658		Comfort Systems USA, Inc.	378,181	0.2
17,416	(2)	Continental Building Products, Inc.	443,237	0.2
16,926	(2)	Covenant Transportation Group, Inc.	324,979	0.1
11,414	(2)	CSW Industrials, Inc.	551,867	0.2
8,574		EMCOR Group, Inc.	511,782	0.2
21,941		EnPro Industries, Inc.	1,318,654	0.6
4,866		Exponent, Inc.	246,755	0.1
47,793		Federal Signal Corp.	951,081	0.4
5,948	(2)	FTI Consulting, Inc.	396,375	0.2
15,820	(2)	Gibraltar Industries, Inc.	563,034	0.2
9,081		Greenbrier Cos., Inc.	359,063	0.2
28,398		Griffon Corp.	296,759	0.1
76,424	(2)	Harsco Corp.	1,517,781	0.6
15,058		Hawaiian Holdings, Inc.	397,682	0.2
31,304		Heidrick & Struggles International, Inc.	976,372	0.4
22,266		Herman Miller, Inc.	673,546	0.3
44,104		Hillenbrand, Inc.	1,672,865	0.7
15,040	(2)	HUB Group, Inc.	557,533	0.2
8,981		Insperity, Inc.	838,466	0.4
4,936		John Bean Technologies Corp.	354,454	0.2
14,879		Kaman Corp.	834,563	0.4
12,733		Kforce, Inc.	393,704	0.2
20,477		Knoll, Inc.	337,461	0.1
36,339		Korn/Ferry International	1,436,844	0.6
14,209		Lindsay Corp.	1,367,616	0.6
6,124		Matthews International Corp.	248,757	0.1
36,034	(2)	Milacron Holdings Corp.	428,444	0.2
10,790		Mobile Mini, Inc.	342,582	0.1
3,080		Moog, Inc.	238,638	0.1
4,590	(1)	National Presto Industries, Inc.	536,663	0.2
45,783		Navigant Consulting, Inc.	1,101,081	0.5
30,886	(2)	NCI Building Systems, Inc.	223,923	0.1
8,170	(2)	Patrick Industries, Inc.	241,914	0.1
24,609	(2)	PGT Innovations, Inc.	390,053	0.2
2,406	(2)	Proto Labs, Inc.	271,373	0.1
37,977		Quanex Building Products Corp.	516,107	0.2
13,128	(2)	Saia, Inc.	732,805	0.3
30,972		Simpson Manufacturing Co., Inc.	1,676,514	0.7
30,386		Skywest, Inc.	1,351,265	0.6
21,063	(2)	SPX Corp.	589,975	0.3
38,854	(2)	SPX FLOW, Inc.	1,181,939	0.5
10,925		Tennant Co.	569,302	0.2
37,190		Tetra Tech, Inc.	1,925,326	0.8
5,494	(2)	Trex Co., Inc.	326,124	0.1
17,113	(2)	Trimas Corp.	467,014	0.2
17,892	(2)	TrueBlue, Inc.	398,097	0.2
49,466		Universal Forest Products, Inc.	1,284,137	0.5
22,739		Watts Water Technologies, Inc.	1,467,348	0.6
			43,790,135	18.6

		Information Technology: 14.4%
21,387	(2)	8x8, Inc.	385,822	0.2
31,585	(2)	Advanced Energy Industries, Inc.	1,355,944	0.6
51,931		Benchmark Electronics, Inc.	1,099,899	0.5
14,739	(2)	Bottomline Technologies de, Inc.	707,472	0.3
8,521		Cabot Microelectronics Corp.	812,477	0.3
5,437	(2)	CACI International, Inc.	783,091	0.3
67,390	(2)	CalAmp Corp.	876,744	0.4
18,538	(2)	Cardtronics plc	481,988	0.2
42,600		Cohu, Inc.	684,582	0.3
13,794		Comtech Telecommunications Corp.	335,746	0.1
18,567	(2)	Control4 Corp.	326,779	0.1
18,011		CSG Systems International, Inc.	572,209	0.2
43,009		CTS Corp.	1,113,503	0.5
16,943	(2)	Diodes, Inc.	546,581	0.2
10,680		Entegris, Inc.	297,919	0.1
12,728	(2)	ePlus, Inc.	905,852	0.4
36,022		EVERTEC, Inc.	1,033,831	0.4
22,040	(2)	Fabrinet	1,130,872	0.5
45,529	(2)	Formfactor, Inc.	641,504	0.3
21,723	(2)	Insight Enterprises, Inc.	885,212	0.4
36,776		Kemet Corp.	645,051	0.3
37,104	(2)	Knowles Corp.	493,854	0.2

See Accompanying Notes to Financial Statements

14

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

36,455		Kulicke & Soffa Industries, Inc.	738,943	0.3
4,455		Mantech International Corp.	232,974	0.1
26,883		Methode Electronics, Inc.	626,105	0.3
2,607	(2)	MicroStrategy, Inc.	333,044	0.1
14,935		Monotype Imaging Holdings, Inc.	231,791	0.1
42,648	(2)	Nanometrics, Inc.	1,165,570	0.5
4,498	(2)	New Relic, Inc.	364,203	0.1
49,261		NIC, Inc.	614,777	0.3
44,637	(2)	Perficient, Inc.	993,620	0.4
30,773	(2)	Plexus Corp.	1,571,885	0.7
7,907		Power Integrations, Inc.	482,169	0.2
43,528		Progress Software Corp.	1,544,809	0.7
10,420	(2)	Qualys, Inc.	778,791	0.3
49,945	(2)	Rudolph Technologies, Inc.	1,022,374	0.4
58,908	(2)	Sanmina Corp.	1,417,327	0.6
21,731	(2)	Scansource, Inc.	747,112	0.3
15,518	(1),(2)	SecureWorks Corp.	262,099	0.1
24,171	(2)	Semtech Corp.	1,108,724	0.5
11,444	(1),(2)	SolarEdge Technologies, Inc.	401,684	0.2
4,622	(2)	SPS Commerce, Inc.	380,760	0.2
26,015	(2)	Sykes Enterprises, Inc.	643,351	0.3
81,229	(2)	TTM Technologies, Inc.	790,358	0.3
20,169	(2)	Virtusa Corp.	858,998	0.4
20,636		Vishay Intertechnology, Inc.	371,654	0.2
			33,800,054	14.4

		Materials: 4.0%
13,569	(2)	AdvanSix, Inc.	330,270	0.1
4,443		Balchem Corp.	348,109	0.2
37,021		Boise Cascade Co.	882,951	0.4
15,971		FutureFuel Corp.	253,300	0.1
5,742	(2)	Ingevity Corp.	480,548	0.2
5,860		Kaiser Aluminum Corp.	523,239	0.2
27,323	(2)	Koppers Holdings, Inc.	465,584	0.2
33,479	(2)	Kraton Corp.	731,181	0.3
20,981		Louisiana-Pacific Corp.	466,198	0.2
18,129		Materion Corp.	815,624	0.4
23,739		PolyOne Corp.	678,935	0.3
1,324		Quaker Chemical Corp.	235,288	0.1
20,248		Stepan Co.	1,498,352	0.6
15,839		Tredegar Corp.	251,207	0.1
12,708		Trinseo SA	581,772	0.3
13,335	(2)	Verso Corp.	298,704	0.1
13,343		Worthington Industries, Inc.	464,870	0.2
			9,306,132	4.0

		Real Estate: 6.2%
21,213		American Assets Trust, Inc.	852,126	0.4
79,409		Ashford Hospitality Trust, Inc.	317,636	0.1
160,150	(1)	CBL & Associates Properties, Inc.	307,488	0.1
84,802		Cedar Realty Trust, Inc.	266,278	0.1
53,502		Chesapeake Lodging Trust	1,302,774	0.5
155,258		DiamondRock Hospitality Co.	1,409,743	0.6
23,177		EastGroup Properties, Inc.	2,126,026	0.9
39,848		HFF, Inc.	1,321,360	0.6
103,108		iStar, Inc.	945,500	0.4
10,763	(2)	Marcus & Millichap, Inc.	369,494	0.2
30,817		National Storage Affiliates Trust	815,418	0.3
27,776		Newmark Group, Inc.	222,763	0.1
90,509	(1)	Pennsylvania Real Estate Investment Trust	537,623	0.2
14,128		PS Business Parks, Inc.	1,850,768	0.8
3,495		Ryman Hospitality Properties	233,082	0.1
8,658		Saul Centers, Inc.	408,831	0.2
22,822		Urstadt Biddle Properties, Inc.	438,639	0.2
191,965	(1)	Washington Prime Group, Inc.	932,950	0.4
			14,658,499	6.2

		Utilities: 2.3%
3,538		American States Water Co.	237,188	0.1
15,627		Black Hills Corp.	981,063	0.4
18,172		El Paso Electric Co.	910,962	0.4
8,482		Idacorp, Inc.	789,335	0.3
13,339		NorthWestern Corp.	792,870	0.4
7,522		PNM Resources, Inc.	309,079	0.1
21,446		Portland General Electric Co.	983,299	0.4
8,466		South Jersey Industries, Inc.	235,355	0.1
4,016		Spire, Inc.	297,505	0.1
			5,536,656	2.3

	Total Common Stock
	(Cost $254,178,857)		233,366,645	99.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.1%
	Securities Lending Collateral(3): 2.6%
307,513	Bank of Nova Scotia, Repurchase Agreement dated 12/31/18, 2.95%, due 01/02/19 (Repurchase Amount $307,563, collateralized by various U.S. Government Securities, 0.000%-8.750%, Market Value plus accrued interest $313,715, due 01/08/19-09/09/49)	307,513	0.2

See Accompanying Notes to Financial Statements

15

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

1,465,952	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $1,466,221, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,495,271, due 01/25/19-10/20/68)	1,465,952	0.6
1,465,952	Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $1,466,197, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $1,495,271, due 01/25/19-02/01/49)	1,465,952	0.6
1,465,952	Nomura Securities, Repurchase Agreement dated 12/31/18, 3.00%, due 01/02/19 (Repurchase Amount $1,466,193, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $1,495,271, due 01/03/19-11/20/68)	1,465,952	0.6
1,465,952	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $1,466,195, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $1,495,271, due 10/01/25-10/20/48)	1,465,952	0.6
		6,171,321	2.6

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.5%
1,061,000	(4) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340%
	(Cost $1,061,000)	1,061,000	0.5

	Total Short-Term Investments
	(Cost $7,232,321)	7,232,321	3.1

	Total Investments in Securities (Cost $261,411,178)	$240,598,966	102.2
	Liabilities in Excess of Other Assets	(5,189,013)	(2.2)
	Net Assets	$235,409,953	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

16

Voya Australia Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.5%
		Communication Services: 3.5%
21,061		carsales.com Ltd.	163,264	0.2
17,800		Chorus Ltd.	58,239	0.1
20,108		Domain Holdings Australia Ltd.	31,580	0.0
5,562		News Corp.	63,871	0.1
137,992		Nine Entertainment Co. Holdings Ltd.	134,262	0.1
20,573		oOh!media Ltd.	49,606	0.1
4,262		REA Group Ltd.	222,358	0.2
78,086	(1)	Seven West Media Ltd.	30,264	0.0
65,899		Southern Cross Media Group Ltd.	46,680	0.1
20,035		SpeedCast International Ltd.	41,092	0.0
21,351		Spark New Zealand Ltd.	60,468	0.1
1,040,042		Telstra Corp., Ltd.	2,087,218	2.2
29,828		TPG Telecom Ltd.	135,301	0.2
54,001	(1)	Vocus Communications Ltd.	121,796	0.1
			3,245,999	3.5

		Consumer Discretionary: 6.2%
6,022		ARB Corp. Ltd.	63,673	0.1
36,509		Ardent Leisure Group Ltd.	38,058	0.0
55,715		Aristocrat Leisure Ltd.	857,665	0.9
21,540	(2)	Automotive Holdings Group Ltd.	23,677	0.0
23,447		Bapcor Ltd.	97,336	0.1
8,005		Breville Group Ltd.	60,127	0.1
7,085		Corporate Travel Management Ltd.	107,041	0.1
31,324		Crown Resorts Ltd.	261,784	0.3
5,450		Domino's Pizza Enterprises Ltd.	156,127	0.2
5,037		Flight Centre Travel Group Ltd.	152,327	0.1
39,823		G8 Education Ltd.	79,400	0.1
7,455		GUD Holdings Ltd.	59,067	0.0
55,193	(2)	Harvey Norman Holdings Ltd.	122,853	0.1
10,944		IDP Education Ltd.	76,115	0.1
9,437	(2)	Invocare Ltd.	68,500	0.1
9,789	(2)	JB Hi-Fi Ltd.	152,717	0.1
26,734		Navitas Ltd.	95,432	0.1
8,384		Premier Investments Ltd.	86,930	0.1
25,926		SKYCITY Entertainment Group Ltd.	60,293	0.1
71,899		Star Entertainment Grp Ltd.	231,012	0.2
12,135		Super Retail Group Ltd.	60,142	0.1
175,777		Tabcorp Holdings Ltd.	531,414	0.6
21,452		Trade Me Ltd.	90,267	0.1
11,265		Webjet Ltd.	87,166	0.1
99,152		Wesfarmers Ltd.	2,252,600	2.4
			5,871,723	6.2

		Consumer Staples: 5.7%
63,512	(1)	a2 Milk Co. Ltd.	461,606	0.5
18,610	(2)	Bega Cheese Ltd.	64,658	0.1
7,630	(1)	Bellamy's Australia Ltd.	39,287	0.0
1,100		Blackmores Ltd.	94,484	0.1
44,319		Coca-Cola Amatil Ltd.	255,613	0.3
99,152	(1)	Coles Group Ltd.	819,894	0.9
27,885		Costa Group Holdings Ltd.	145,837	0.2
9,305		Elders Ltd	46,338	0.1
19,960		GrainCorp Ltd.	128,917	0.1
21,281		Inghams Group Ltd.	61,917	0.1
79,512		Metcash Ltd.	137,327	0.1
14,856		Tassal Group Ltd.	46,274	0.0
62,846		Treasury Wine Estates Ltd.	655,344	0.7
114,847		Woolworths Group Ltd	2,382,386	2.5
			5,339,882	5.7

		Energy: 5.3%
152,138		Beach Energy Ltd.	143,742	0.2
22,807		Caltex Australia Ltd.	409,188	0.4
28,315		New Hope Corp., Ltd.	67,873	0.1
115,567		Oil Search Ltd.	582,112	0.6
153,714	(1)	Origin Energy Ltd.	701,186	0.8
154,060		Santos Ltd.	594,152	0.6
93,525	(1),(3)	Viva Energy Group Ltd.	118,679	0.1
10,226		Washington H Soul Pattinson & Co. Ltd.	179,330	0.2
61,013		Whitehaven Coal Ltd.	185,933	0.2
81,855		Woodside Petroleum Ltd.	1,803,052	1.9
27,265		WorleyParsons Ltd.	218,989	0.2
			5,004,236	5.3

		Financials: 32.3%
255,982		AMP Ltd.	441,894	0.5
16,927		ASX Ltd.	715,247	0.8
253,101		Australia & New Zealand Banking Group Ltd.	4,373,248	4.7
34,744		Bank of Queensland Ltd.	237,478	0.2
42,160		Bendigo and Adelaide Bank Ltd.	320,329	0.3
50,167		Challenger Ltd.	335,397	0.4
153,894		Commonwealth Bank of Australia	7,849,770	8.4
4,089	(2)	Credit Corp. Group Ltd.	54,062	0.1
62,546		CYBG PLC	146,939	0.1
27,449		Eclipx Group Ltd.	47,036	0.0
202,066		Insurance Australia Group Ltd.	996,632	1.1
26,442	(2)	IOOF Holdings Ltd.	96,375	0.1
7,486		Janus Henderson Group PLC	153,329	0.2
27,674		Macquarie Group Ltd.	2,119,716	2.3
12,189		Magellan Financial Group Ltd.	202,251	0.2
240,831		Medibank Pvt Ltd.	435,996	0.5
238,661		National Australia Bank Ltd.	4,049,915	4.3
39,776		NIB Holdings Ltd./Australia	145,825	0.1
21,723		Pendal Group Ltd.	122,104	0.1

See Accompanying Notes to Financial Statements

17

Voya Australia Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

4,128		Perpetual Ltd.	94,460	0.1
18,723	(2)	Platinum Asset Management Ltd.	64,120	0.1
119,361		QBE Insurance Group Ltd.	849,923	0.9
67,825		Steadfast Group Ltd.	131,455	0.1
113,334		Suncorp Group Ltd.	1,008,646	1.1
300,365		Westpac Banking Corp.	5,307,414	5.6
			30,299,561	32.3

		Health Care: 8.6%
11,709		Ansell Ltd.	181,896	0.2
34,575		Australian Pharmaceutical Industries Ltd.	33,621	0.0
5,009		Cochlear Ltd.	613,746	0.7
39,568		CSL Ltd.	5,168,286	5.5
20,738		Estia Health Ltd.	33,467	0.0
13,543		Fisher & Paykel Healthcare Corp. Ltd.	117,951	0.1
43,286		Healius Ltd.	67,989	0.1
113,601		Healthscope Ltd.	178,433	0.2
126,380	(1)	Mayne Pharma Group Ltd.	68,965	0.1
22,391	(1)	Nanosonics Ltd.	44,800	0.1
11,310		Ramsay Health Care Ltd.	460,051	0.5
44,406		ResMed, Inc.	499,271	0.5
94,613		Sigma Healthcare Ltd.	38,050	0.0
37,129		Sonic Healthcare Ltd.	579,216	0.6
			8,085,742	8.6

		Industrials: 7.9%
42,888		ALS Ltd.	204,916	0.2
57,670		Atlas Arteria Ltd.	254,387	0.3
174,032		Aurizon Holdings Ltd.	525,054	0.6
37,906		Bingo Industries Ltd	49,553	0.0
138,883		Brambles Ltd.	993,658	1.1
8,547		CIMIC Group Ltd.	261,367	0.3
175,820		Cleanaway Waste Management Ltd.	206,192	0.2
53,223		Downer EDI Ltd.	253,524	0.3
21,405	(1)	Emeco Holdings Ltd.	30,585	0.0
23,716		GWA Group Ltd.	46,469	0.0
16,517		IPH Ltd.	62,968	0.1
6,763	(2)	McMillan Shakespeare Ltd.	66,343	0.1
7,928	(2)	Monadelphous Group Ltd.	76,925	0.1
149,217		Qantas Airways Ltd.	608,734	0.6
127,607	(2)	Qube Logistics Holdings Ltd.	228,417	0.2
62,187		Reliance Worldwide Corp. Ltd.	194,957	0.2
30,664		Seek Ltd.	365,827	0.4
10,090		Seven Group Holdings Ltd.	100,881	0.1
8,413		SmartGroup Corp. Ltd.	52,679	0.1
196,886		Sydney Airport	933,599	1.0
228,057		Transurban Group - Stapled Security	1,871,784	2.0
231,429	(1),(4)	Virgin Australia International Holdings	–	–
			7,388,819	7.9

		Information Technology: 2.1%
14,681	(1),(2)	Afterpay Touch Group Ltd.	128,417	0.1
10,251		Altium Ltd.	156,906	0.2
7,772		Appen Ltd.	70,318	0.1
18,735		Bravura Solutions Ltd.	48,834	0.1
43,953		Computershare Ltd.	532,678	0.6
12,036		IRESS Ltd.	94,345	0.1
45,991		Link Administration Holdings Ltd.	219,478	0.2
38,841		MYOB Group Ltd.	91,949	0.1
30,005	(1)	NEXTDC Ltd.	129,279	0.1
21,105		Technology One Ltd.	91,608	0.1
9,942		WiseTech Global Ltd.	118,528	0.1
9,322	(1)	Xero Ltd.	276,226	0.3
			1,958,566	2.1

		Materials: 18.6%
35,256		Adelaide Brighton Ltd.	106,125	0.1
203,774		Alumina Ltd.	330,074	0.3
101,277		Amcor Ltd.	945,668	1.0
46,576		Ausdrill Ltd.	39,035	0.0
280,636		BHP Billiton Ltd.	6,783,265	7.2
48,113		BlueScope Steel Ltd.	371,149	0.4
102,515		Boral Ltd.	356,753	0.4
6,695		Brickworks Ltd.	78,461	0.1
45,132		CSR Ltd.	89,347	0.1
33,326		DuluxGroup Ltd.	154,012	0.2
132,200		Evolution Mining Ltd.	343,907	0.4
24,454	(1)	Fletcher Building Ltd.	80,166	0.1
149,678		Fortescue Metals Group Ltd.	441,369	0.5
35,270	(1),(2)	Galaxy Resources Ltd.	53,895	0.1
36,595		Iluka Resources Ltd.	196,628	0.2
146,529		Incitec Pivot Ltd.	338,706	0.4
40,428		Independence Group NL	108,773	0.1
38,773		James Hardie Industries SE	422,424	0.4
57,938	(1),(2)	Lynas Corp. Ltd.	64,731	0.1
13,660		Mineral Resources Ltd.	148,944	0.2
66,752		Newcrest Mining Ltd.	1,025,916	1.1
55,920		Northern Star Resources Ltd.	365,021	0.4
23,964		Nufarm Ltd.	100,604	0.1
32,787		Orica Ltd.	398,509	0.4
20,063	(1),(2)	Orocobre Ltd.	45,633	0.0
105,522		Orora Ltd.	228,439	0.2
27,210		OZ Minerals Ltd.	168,698	0.2
19,542		Pact Group Holdings Ltd.	47,759	0.0
140,349	(1)	Pilbara Minerals Ltd.	61,788	0.1
43,031		Regis Resources Ltd.	146,548	0.2
64,034		Resolute Mining Ltd.	52,151	0.1
32,462		Rio Tinto Ltd.	1,796,641	1.9
13,638		Sandfire Resources NL	64,218	0.1
65,044	(1)	Saracen Mineral Holdings Ltd.	134,475	0.1
13,983		Sims Metal Management Ltd.	98,843	0.1
449,360		South32 Ltd. - AUD	1,068,944	1.1
44,886		St Barbara Ltd.	148,678	0.2
29,696	(1),(2)	Syrah Resources Ltd.	31,500	0.0
22,962		Western Areas Ltd.	32,325	0.0
			17,470,122	18.6

		Real Estate: 7.3%
28,186		Abacus Property Group	64,965	0.1

See Accompanying Notes to Financial Statements

18

Voya Australia Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

37,061		Aveo Group	41,769	0.0
42,289		BWP Trust	105,177	0.1
40,480		Charter Hall Group	211,658	0.2
28,725		Charter Hall Retail REIT	90,647	0.1
17,730		Charter Hall Long Wale REIT	53,467	0.1
143,968		Cromwell Property Group	100,431	0.1
88,251		Dexus	660,524	0.7
140,151		Goodman Group	1,049,851	1.1
156,953		GPT Group	590,621	0.6
23,222		Growthpoint Properties Australia Ltd.	61,200	0.1
51,023		Lend Lease Corp., Ltd.	417,991	0.4
324,004		Mirvac Group	511,707	0.5
56,636		National Storage REIT	70,021	0.1
465,598		Scentre Group	1,280,007	1.4
77,171		Shopping Centres Australasia Property Group	138,633	0.1
212,889		Stockland	528,133	0.6
37,443	(1)	Unibail Group Stapled	282,191	0.3
281,008		Vicinity Centres	514,913	0.6
38,028		Viva Energy REIT	60,278	0.1
			6,834,184	7.3

		Utilities: 2.0%
57,538		AGL Energy Ltd.	835,579	0.9
103,178		APA Group	618,051	0.7
151,242		AusNet Services	165,749	0.2
85,759	(1)	Infigen Energy	28,122	0.0
147,087		Spark Infrastructure Group	229,152	0.2
			1,876,653	2.0

	Total Common Stock
	(Cost $99,372,570)		93,375,487	99.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.0%
	Securities Lending Collateral(5): 1.1%
1,000,000	Bank of Nova Scotia, Repurchase Agreement dated 12/31/18, 2.97%, due 01/02/19 (Repurchase Amount $1,000,163, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.750%-5.000%, Market Value plus accrued interest $1,020,168, due 11/15/23-05/15/58)	1,000,000	1.1
60,371	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $60,382, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $61,579, due 01/25/19-10/20/68)	60,371	0.0
		1,060,371	1.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.9%
844,000	(6) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340%
	(Cost $844,000)	844,000	0.9

	Total Short-Term Investments
	(Cost $1,904,371)	1,904,371	2.0

	Total Investments in Securities (Cost $101,276,941)	$95,279,858	101.5
	Liabilities in Excess of Other Assets	(1,380,439)	(1.5)
	Net Assets	$93,899,419	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	Represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

19

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.2%
		Brazil: 4.6%
755,200		Ambev SA	2,996,833	0.4
60,500		Atacadao Distribuicao Comercio e Industria Ltd.	282,383	0.0
26,500	(1)	B2W Cia Digital	287,307	0.0
334,069		B3 SA - Brasil Bolsa Balcao	2,310,879	0.3
156,037		Banco Bradesco SA	1,362,795	0.2
138,500		Banco do Brasil S.A.	1,661,321	0.2
64,500		Banco Santander Brasil SA	710,611	0.1
111,100		BB Seguridade Participacoes SA	790,879	0.1
129,533		BR Malls Participacoes SA	436,818	0.1
82,900	(1)	BRF - Brasil Foods SA	469,070	0.1
33,100	(1)	Centrais Eletricas Brasileiras SA	206,931	0.0
191,300		CCR SA	552,812	0.1
53,700		Cia de Saneamento Basico do Estado de Sao Paulo	436,445	0.1
95,100	(1)	Cia Siderurgica Nacional S.A.	216,909	0.0
191,256		Cielo SA	438,693	0.1
23,900		Cosan SA	206,333	0.0
105,500		Embraer SA	590,141	0.1
30,850		Engie Brasil Energia SA	262,831	0.0
27,400		Equatorial Energia SA	527,109	0.1
40,200		Fibria Celulose SA	701,160	0.1
54,900		Hypermarcas SA	427,783	0.0
17,100		IRB Brasil Resseguros S/A	368,230	0.0
149,800		JBS SA	447,960	0.1
111,100		Klabin SA	455,207	0.1
219,104		Kroton Educacional SA	501,439	0.1
80,375		Localiza Rent a Car SA	616,953	0.1
114,160		Lojas Renner SA	1,248,890	0.2
15,300		M Dias Branco SA	168,958	0.0
12,200		Magazine Luiza SA	569,968	0.1
42,700		Multiplan Empreendimentos Imobiliarios SA	267,829	0.0
30,400		Natura Cosmeticos S.A.	352,964	0.0
55,700		Petrobras Distribuidora SA	369,345	0.0
469,800		Petroleo Brasileiro SA	3,078,867	0.4
13,800		Porto Seguro SA	185,685	0.0
36,300		Raia Drogasil SA	535,263	0.1
173,400	(1)	Rumo SA	760,575	0.1
31,186		Sul America SA	230,128	0.0
71,000		Suzano Papel e Celulose SA	697,589	0.1
133,100		Tim Participacoes SA	406,950	0.0
57,000		Ultrapar Participacoes SA	782,403	0.1
505,474		Vale SA	6,651,403	0.9
133,154		Weg S.A.	602,598	0.1
			35,175,247	4.6

		Chile: 1.0%
416,986		Aguas Andinas SA	229,354	0.0
3,975,846		Banco de Chile	568,133	0.1
7,383		Banco de Credito e Inversiones SA	479,629	0.1
10,489,973		Banco Santander Chile	781,306	0.1
219,606		Cencosud SA	397,569	0.1
23,393		Cia Cervecerias Unidas SA	300,523	0.0
1,245,653		Colbun SA	250,136	0.0
24,096		Empresa Nacional de Telecomunicaciones SA	186,852	0.0
198,541		Empresas CMPC SA	631,126	0.1
62,643		Empresas COPEC SA	751,698	0.1
4,502,740		Enel Americas SA	794,857	0.1
4,502,175		Enel Chile SA	434,453	0.1
23,939,245		Itau CorpBanca	223,490	0.0
48,034		Latam Airlines Group SA	479,939	0.1
117,887		SACI Falabella	864,550	0.1
			7,373,615	1.0

		China: 30.1%
201,500	(2),(3)	3SBio, Inc.	257,602	0.0
3,913	(1)	51job, Inc. ADR	244,328	0.0
14,804	(1)	58.com, Inc. ADR	802,525	0.1
116,500		AAC Technologies Holdings, Inc.	672,287	0.1
244,000		Agile Group Holdings, Ltd.	287,849	0.1
279,100		Agricultural Bank of China Ltd. - A Shares	146,453	0.0
4,644,000		Agricultural Bank of China Ltd. - H Shares	2,034,057	0.3
302,000		Air China Ltd. - H Shares	261,395	0.0
206,044	(1)	Alibaba Group Holding Ltd. ADR	28,242,451	3.7
546,000	(1)	Alibaba Health Information Technology Ltd.	442,267	0.1
2,260,000	(1),(2)	Alibaba Pictures Group Ltd.	381,658	0.1
640,000	(1)	Aluminum Corp. of China Ltd. - H Shares	204,803	0.0
172,000		Angang Steel Co., Ltd. - H Shares	118,653	0.0
11,600		Anhui Conch Cement Co., Ltd. - A Shares	49,649	0.0
196,000		Anhui Conch Cement Co., Ltd. - H Shares	947,812	0.1
171,000		Anta Sports Products Ltd.	818,639	0.1
9,411		Autohome, Inc. ADR	736,223	0.1
341,000		AviChina Industry & Technology Co. Ltd. - H Shares	214,212	0.0
265,000	(3)	BAIC Motor Corp. Ltd. - H Shares	140,187	0.0
44,412	(1)	Baidu, Inc. ADR	7,043,743	0.9
88,100		Bank of Beijing Co. Ltd. - A Shares	72,065	0.0
199,100		Bank of China Ltd. - A Shares	104,760	0.0

See Accompanying Notes to Financial Statements

20

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

12,740,000		Bank of China Ltd. - H Shares	5,492,246	0.7
164,800		Bank of Communications Co. Ltd. - A Shares	139,084	0.0
1,352,000		Bank of Communications Co., Ltd. - H Shares	1,055,685	0.2
51,100		Bank of Jiangsu Co. Ltd. - A Shares	44,508	0.0
39,057		Bank of Nanjing Co. Ltd. - A Shares	36,796	0.0
21,300		Bank of Ningbo Co. Ltd. - A Shares	50,389	0.0
44,400		Bank of Shanghai Co. Ltd. - A Shares	72,463	0.0
50,600		Baoshan Iron & Steel Co. Ltd. - A Shares	47,978	0.0
5,834	(1),(2)	Baozun, Inc. ADR	170,411	0.0
397,000	(2)	BBMG Corp. - H Shares	125,018	0.0
272,000		Beijing Capital International Airport Co., Ltd. - H Shares	288,681	0.1
77,500		Beijing Enterprises Holdings Ltd.	410,939	0.1
882,000		Beijing Enterprises Water Group Ltd.	450,195	0.1
119,500		BOE Technology Group Co. Ltd. - A Shares	45,930	0.0
476,000		Brilliance China Automotive Holdings Ltd.	354,283	0.1
6,600		BYD Co. Ltd. - A Shares	49,302	0.0
101,500		Byd Co., Ltd. - H Shares	650,150	0.1
102,000		BYD Electronic International Co. Ltd.	128,059	0.0
109,000	(1)	CAR, Inc. - H Shares	81,210	0.0
1,719,000	(3)	CGN Power Co. Ltd. - H Shares	408,140	0.1
312,000		China Agri-Industries Holdings Ltd. - H Shares	111,125	0.0
1,404,000		China Cinda Asset Management Co. Ltd. - H Shares	340,291	0.1
1,409,000		China CITIC Bank Corp. Ltd - H Shares	854,822	0.1
326,000		China Coal Energy Co. - H Shares	128,249	0.0
716,000		China Communications Construction Co., Ltd. - H Shares	675,069	0.1
390,000		China Communications Services Corp., Ltd. - H Shares	323,361	0.1
257,000		China Conch Venture Holdings Ltd.	765,221	0.1
15,329,000		China Construction Bank - H Shares	12,552,203	1.6
43,200		China Construction Bank Corp. - A Shares	40,129	0.0
144,000	(1)	China Ding Yi Feng Holdings Ltd.	386,956	0.1
222,000		China Eastern Airlines Corp. Ltd. - H Shares	123,139	0.0
156,200		China Everbright Bank Co. Ltd. - A Shares	84,257	0.0
381,000		China Everbright Bank Co. Ltd. - H Shares	165,102	0.0
518,000		China Everbright International Ltd.	464,194	0.1
146,000		China Everbright Ltd.	258,784	0.0
421,000	(2)	China Evergrande Group	1,257,741	0.2
516,000	(1)	China First Capital Group Ltd.	293,332	0.1
12,200		China Fortune Land Development Co. Ltd. - A Shares	45,384	0.0
552,500		China Galaxy Securities Co. Ltd. - H Shares	249,532	0.0
280,600		China Gas Holdings Ltd.	1,000,562	0.1
288,500		China Hongqiao Group Ltd.	164,063	0.0
1,533,000	(3)	China Huarong Asset Management Co. Ltd. - H Shares	279,828	0.0
480,000	(1),(4)	China Huishan Dairy Holdings Co. Ltd.	–	–
166,800	(3)	China International Capital Corp. Ltd. - H Shares	312,354	0.1
6,312		China International Travel Service Corp. Ltd. - A Shares	55,430	0.0
826,000		China Jinmao Holdings Group Ltd.	371,879	0.1
12,800		China Life Insurance Co. Ltd. - A Shares	38,073	0.0
1,199,000		China Life Insurance Co., Ltd. - H Shares	2,535,579	0.3
27,000	(1),(2),(3)	China Literature Ltd. - H Shares	125,161	0.0
515,000		China Longyuan Power Group Corp. Ltd. - H Shares	351,563	0.1
217,000		China Medical System Holdings Ltd.	202,570	0.0
442,000		China Mengniu Dairy Co., Ltd.	1,375,293	0.2
61,500		China Merchants Bank Co. Ltd. - A Shares	226,098	0.0
619,380		China Merchants Bank Co., Ltd. - H Shares	2,261,848	0.3
211,353		China Merchants Port Holdings Co. Ltd	380,015	0.1
27,700		China Merchants Securities Co. Ltd. - A Shares	54,225	0.0
19,300		China Merchants Shekou Industrial Zone Holdings Co. Ltd. - A Shares	48,871	0.0
142,580		China Minsheng Banking Corp. Ltd. - A Shares	119,156	0.0
962,600		China Minsheng Banking Corp. Ltd. - H Shares	663,920	0.1
980,500		China Mobile Ltd.	9,487,903	1.2
639,000		China Molybdenum Co. Ltd. - H Shares	235,314	0.0
616,000		China National Building Material Co., Ltd. - H Shares	421,504	0.1

See Accompanying Notes to Financial Statements

21

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

57,500		China National Nuclear Power Co. Ltd. - A Shares	44,208	0.0
292,000		China Oilfield Services Ltd. - H Shares	251,291	0.0
122,000		China Oriental Group Co. Ltd.	72,718	0.0
618,000		China Overseas Land & Investment Ltd.	2,130,748	0.3
15,003		China Pacific Insurance Group Co. Ltd. - A Shares	62,260	0.0
423,600		China Pacific Insurance Group Co., Ltd. - H Shares	1,368,849	0.2
104,000		China Petroleum & Chemical Corp. - A Shares	76,552	0.0
4,089,600		China Petroleum & Chemical Corp. - H Shares	2,915,108	0.4
698,000		China Power International Development Ltd. - H Shares	158,398	0.0
31,900		China Railway Construction Corp. Ltd. - A Shares	50,698	0.0
328,000		China Railway Construction Corp. Ltd. - H Shares	455,581	0.1
628,000		China Railway Group Ltd. - H Shares	572,220	0.1
237,000	(3)	China Railway Signal & Communication Corp. Ltd. - H Shares	165,999	0.0
923,000		China Reinsurance Group Corp. - H Shares	188,580	0.0
230,000		China Resources Beer Holdings Co Ltd.	804,123	0.1
388,000		China Resources Cement Holdings Ltd. - H Shares	349,873	0.1
140,000		China Resources Gas Group Ltd.	554,759	0.1
446,444		China Resources Land Ltd.	1,717,324	0.2
262,500	(3)	China Resources Pharmaceutical Group Ltd.	341,872	0.1
308,000		China Resources Power Holdings Co.	592,418	0.1
18,270		China Shenhua Energy Co. Ltd. - A Shares	47,920	0.0
539,500		China Shenhua Energy Co., Ltd. - H Shares	1,176,620	0.2
188,000		COSCO Shipping Energy Transportation Co. Ltd. - H Shares	93,640	0.0
304,000		China Southern Airlines Co., Ltd. - H Shares	186,400	0.0
117,740		China State Construction Engineering Corp. Ltd. - A Shares	97,969	0.0
310,000		China State Construction International Holdings Ltd.	246,573	0.0
254,828		China Taiping Insurance Holdings Co., Ltd.	700,619	0.1
2,236,000		China Telecom Corp., Ltd. - H Shares	1,145,652	0.2
5,830,000	(1),(3)	China Tower Corp. Ltd. - H Shares	1,102,461	0.2
362,000		China Traditional Chinese Medicine Holdings Co. Ltd.	210,319	0.0
330,000		China Travel International Inv HK	88,065	0.0
974,000		China Unicom Hong Kong Ltd.	1,037,706	0.1
112,100		China United Network Communications Ltd. - A Shares	84,607	0.0
27,600		China Vanke Co. Ltd. - A Shares	96,051	0.0
195,300		China Vanke Co. Ltd. - H Shares	661,411	0.1
63,700		China Yangtze Power Co. Ltd. - A Shares	147,470	0.0
253,200		China Zhongwang Holdings Ltd. - H Shares	112,121	0.0
398,000		Chongqing Rural Commercial Bank Co. Ltd. - H Shares	213,292	0.0
550,000		CIFI Holdings Group Co. Ltd.	291,536	0.1
913,000		CITIC Ltd.	1,432,662	0.2
30,200	(4)	CITIC Securities Co. Ltd. - A Shares	70,423	0.0
360,000		CITIC Securities Co. Ltd. - H Shares	620,117	0.1
2,858,000		CNOOC Ltd.	4,402,243	0.6
262,000		COSCO Shipping Ports, Ltd.	257,576	0.0
419,000	(1)	COSCO SHIPPING Holdings Co., Ltd.. - H Shares	157,347	0.0
1,226,133		Country Garden Holdings Co. Ltd.	1,488,901	0.2
159,000	(1)	Country Garden Services Holdings Co. Ltd. - H Shares	251,735	0.0
67,900		CRRC Corp. Ltd. - A Shares	89,441	0.0
667,000		CRRC Corp. Ltd. - H Shares	650,489	0.1
752,000		CSPC Pharmaceutical Group Ltd.	1,079,474	0.2
66,125	(1)	Ctrip.com International Ltd. ADR	1,789,342	0.2
322,500	(3)	Dali Foods Group Co. Ltd.	237,930	0.0
61,000		Daqin Railway Co. Ltd. - A Shares	73,210	0.0
470,000		Datang International Power Generation Co., Ltd. - H Shares	110,544	0.0
426,000		Dongfeng Motor Group Co., Ltd. - H Shares	387,185	0.1
346,000		Far East Horizon Ltd.	349,071	0.0
36,800		Focus Media Information Technology Co. Ltd. - A Shares	28,081	0.0

See Accompanying Notes to Financial Statements

22

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

8,100		Foshan Haitian Flavouring & Food Co. Ltd. - A Shares	81,579	0.0
401,968		Fosun International Ltd	585,806	0.1
1,080,000	(2)	Fullshare Holdings Ltd.	248,241	0.0
278,000	(2)	Future Land Development Holdings Ltd. - H Shares	189,996	0.0
83,600	(3)	Fuyao Glass Industry Group Co. Ltd. - H Shares	267,660	0.0
9,184	(1),(2)	GDS Holdings Ltd. ADR	212,059	0.0
796,000		Geely Automobile Holdings Ltd.	1,403,813	0.2
140,000	(1)	Genscript Biotech Corp. - H Shares	187,405	0.0
22,100		GF Securities Co. Ltd. - A Shares	40,934	0.0
228,800		GF Securities Co. Ltd. - H Shares	309,847	0.1
1,797,000	(1),(2)	GOME Retail Holdings Ltd	148,986	0.0
494,000		Great Wall Motor Co. Ltd. - H Shares	284,017	0.1
10,400	(1)	Gree Electric Appliances, Inc. of Zhuhai - A Shares	54,299	0.0
124,500		Greentown China Holdings Ltd. - H Shares	93,628	0.0
110,000		Greentown Service Group Co. Ltd.	84,238	0.0
468,000		Guangdong Investment Ltd.	904,260	0.1
465,200		Guangzhou Automobile Group Co. Ltd. - H Shares	463,790	0.1
153,200		Guangzhou R&F Properties Co., Ltd. - H Shares	231,826	0.0
27,600		Guotai Junan Securities Co. Ltd. - A Shares	61,757	0.0
89,000	(3)	Guotai Junan Securities Co. Ltd. - H Shares	179,533	0.0
202,000		Haier Electronics Group Co. Ltd.	496,829	0.1
101,000		Haitian International Holdings Ltd.	194,287	0.0
36,800		Haitong Securities Co. Ltd. - A Shares	47,311	0.0
518,800		Haitong Securities Co. Ltd. - H Shares	495,355	0.1
1,908,000	(1),(4)	Hanergy Thin Film Power Group Ltd.	–	–
21,300		Hangzhou Hikvision Digital Technology Co. Ltd. - A Shares	80,374	0.0
12,400		Henan Shuanghui Investment & Development Co. Ltd. - A Shares	42,751	0.0
114,500		Hengan International Group Co., Ltd.	831,312	0.1
3,216,000	(1)	HengTen Networks Group Ltd. - H Shares	97,800	0.0
65,000	(3)	Hua Hong Semiconductor Ltd.	120,190	0.0
306,000		Huadian Power International Co. - H Shares	138,005	0.0
8,200		Huadong Medicine Co. Ltd. - A Shares	31,682	0.0
704,000		Huaneng Power International, Inc. - H Shares	446,857	0.1
788,000		Huaneng Renewables Corp. Ltd.	211,783	0.0
23,600		Huatai Securities Co. Ltd. - A Shares	55,845	0.0
261,600	(3)	Huatai Securities Co. Ltd. - H Shares	413,800	0.1
51,200		Huaxia Bank Co. Ltd. - A Shares	55,177	0.0
14,200		Huayu Automotive Systems Co. Ltd. - A Shares	38,127	0.0
20,919		Huazhu Group Ltd. ADR	598,911	0.1
7,905	(1)	Hutchison China MediTech Ltd. ADR	182,526	0.0
12,400		Iflytek Co. Ltd. - A Shares	44,715	0.0
11,085,000		Industrial & Commercial Bank of China - H Shares	7,884,317	1.0
186,000		Industrial & Commercial Bank of China Ltd. - A Shares	143,503	0.0
77,500		Industrial Bank Co. Ltd. - A Shares	168,900	0.0
179,300		Inner Mongolia BaoTou Steel Union Co. Ltd. - A Shares	38,706	0.0
19,000		Inner Mongolia Yili Industrial Group Co. Ltd. - A Shares	63,482	0.0
191,100	(1)	Inner Mongolia Yitai Coal Co. - A Shares	226,308	0.0
117,410	(1)	JD.com, Inc. ADR	2,457,391	0.3
194,000		Jiangsu Expressway Co. Ltd. - H Shares	270,789	0.0
9,950		Jiangsu Hengrui Medicine Co. Ltd. - A Shares	76,720	0.0
4,276		Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. - A Shares	59,258	0.0
214,000		Jiangxi Copper Co., Ltd. - H Shares	251,501	0.0
160,974		Jiayuan International Group Ltd.	297,793	0.1
297,000		Kaisa Group Holdings Ltd. - H Shares	94,748	0.0
20,200		Kangmei Pharmaceutical Co. Ltd. - A Shares	27,211	0.0
108,500		Kingboard Holdings Ltd	289,450	0.1
163,500		Kingboard Laminates Holdings Ltd.	135,058	0.0
347,000		Kingdee International Software Group Co., Ltd.	306,780	0.1
130,000		Kingsoft Corp. Ltd.	187,085	0.0
516,000		Kunlun Energy Co. Ltd.	548,243	0.1
3,200		Kweichow Moutai Co. Ltd. - A Shares	276,412	0.0

See Accompanying Notes to Financial Statements

23

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

190,000		KWG Group Holdings Ltd.	168,344	0.0
246,000		Lee & Man Paper Manufacturing Ltd.	208,188	0.0
56,600	(3)	Legend Holdings Corp. - H Shares	148,091	0.0
1,164,000		Lenovo Group Ltd.	786,326	0.1
220,000		Logan Property Holdings Co. Ltd. - H Shares	274,699	0.0
239,000		Longfor Group Holdings Ltd	710,812	0.1
21,360		Luxshare Precision Industry Co. Ltd. - A Shares	43,859	0.0
188,500	(3)	Luye Pharma Group Ltd. - H Shares	131,197	0.0
6,900		Luzhou Laojiao Co. Ltd. - A Shares	40,977	0.0
178,000		Maanshan Iron & Steel Co. Ltd. - H Shares	78,531	0.0
235,500	(1),(3)	Meitu, Inc.	65,884	0.0
82,300		Metallurgical Corp. of China Ltd. - A Shares	37,345	0.0
442,000		Metallurgical Corp. of China Ltd. - H Shares	106,111	0.0
18,200		Midea Group Co. Ltd. - A Shares	98,302	0.0
380,000	(1)	Minmetals Resources Ltd.	163,249	0.0
23,217	(1)	Momo, Inc. ADR	551,404	0.1
20,200		NARI Technology Co. Ltd. - A Shares	54,646	0.0
12,472		NetEase, Inc. ADR	2,935,535	0.4
6,200		New China Life Insurance Co. Ltd. - A Shares	38,234	0.0
129,800		New China Life Insurance Co. Ltd. - H Shares	515,039	0.1
22,802	(1)	New Oriental Education & Technology Group, Inc. ADR	1,249,778	0.2
134,000		Nexteer Automotive Group Ltd.	190,993	0.0
256,000		Nine Dragons Paper Holdings Ltd.	236,483	0.0
4,472	(1)	Noah Holdings Ltd. ADR	193,727	0.0
1,154,000		Peoples Insurance Co. Group of China Ltd. - H Shares	463,238	0.1
67,300		PetroChina Co. Ltd. - A Shares	70,594	0.0
3,376,000		PetroChina Co., Ltd. - H Shares	2,094,796	0.3
1,105,244		PICC Property & Casualty Co., Ltd. - H Shares	1,127,753	0.2
46,700		Ping An Bank Co. Ltd. - A Shares	63,904	0.0
25,100		Ping An Insurance Group Co. of China Ltd. - A Shares	205,342	0.0
833,000		Ping An Insurance Group Co. of China Ltd. - H Shares	7,348,739	1.0
30,900		Poly Developments and Holdings Group Co. Ltd. - A Shares	53,235	0.0
421,000	(3)	Postal Savings Bank of China Co. Ltd. - H Shares	221,730	0.0
22,300		Qingdao Haier Co. Ltd. - A Shares	45,120	0.0
27,100		SAIC Motor Corp. Ltd. - A Shares	105,436	0.0
23,000		Sanan Optoelectronics Co. Ltd. - A Shares	37,986	0.0
33,500		Sany Heavy Industry Co. Ltd. - A Shares	40,768	0.0
473,900	(1),(2)	Semiconductor Manufacturing International Corp.	413,173	0.1
316,000		Shandong Weigao Group Medical Polymer Co., Ltd. - H Shares	255,272	0.0
450,000		Shanghai Electric Group Co., Ltd. - H Shares	143,938	0.0
11,600		Shanghai Fosun Pharmaceutical Group Co. Ltd. - A Shares	39,449	0.0
80,500		Shanghai Fosun Pharmaceutical Group Co. Ltd. - H Shares	235,330	0.0
78,000		Shanghai Industrial Holdings Ltd.	157,691	0.0
166,561	(1)	Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. - A Shares	212,575	0.0
139,600		Shanghai Pharmaceuticals Holding Co. Ltd. - H Shares	283,461	0.1
108,400		Shanghai Pudong Development Bank Co. Ltd. - A Shares	154,934	0.0
81,200		Shenwan Hongyuan Group Co. Ltd. - A Shares	48,260	0.0
144,000		Shenzhen International Holdings Ltd.	277,423	0.0
444,000		Shenzhen Investment Ltd.	146,764	0.0
120,000		Shenzhou International Group Holdings Ltd.	1,363,902	0.2
188,500		Shimao Property Holdings Ltd.	502,053	0.1
580,000		Shui On Land Ltd. - H Shares	129,150	0.0
594,000		Sihuan Pharmaceutical Holdings Group Ltd.	103,738	0.0
10,381	(1)	Sina Corp.	556,837	0.1
1,097,500		Sino Biopharmaceutical Ltd.	722,472	0.1
470,000		Sino-Ocean Group Holding Ltd.	207,272	0.0
206,500		Sinopec Engineering Group Co. Ltd. - H Shares	169,499	0.0
544,000		Sinopec Shanghai Petrochemical Co. Ltd. - H Shares	238,130	0.0

See Accompanying Notes to Financial Statements

24

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

188,800		Sinopharm Group Co. - H Shares	794,896	0.1
322,000		Sinotrans Ltd. - H Shares	139,698	0.0
108,000		Sinotruk Hong Kong Ltd.	162,822	0.0
343,000	(1)	Soho China Ltd.	122,499	0.0
236,000		SSY Group Ltd.	175,111	0.0
377,500		Sun Art Retail Group Ltd.	383,893	0.1
388,000		Sunac China Holdings Ltd.	1,259,201	0.2
34,000		Suning.com Co. Ltd. - A Shares	48,895	0.0
114,500		Sunny Optical Technology Group Co. Ltd.	1,018,367	0.1
57,268	(1)	TAL Education Group ADR	1,527,910	0.2
908,500		Tencent Holdings Ltd.	36,412,999	4.7
310,000		Tingyi Cayman Islands Holding Corp.	415,185	0.1
93,000		Tong Ren Tang Technologies Co. Ltd. - H Shares	122,008	0.0
160,000		Towngas China Co. Ltd.	118,552	0.0
152,000		Travelsky Technology Ltd. - H Shares	389,570	0.1
58,000		Tsingtao Brewery Co., Ltd. - H Shares	234,088	0.0
204,000		Uni-President China Holdings Ltd.	176,655	0.0
69,688	(1)	Vipshop Holdings Ltd. ADR	380,496	0.0
788,000		Want Want China Holdings Ltd.	551,339	0.1
8,558	(1)	Weibo Corp. ADR	500,044	0.1
318,000		Weichai Power Co. Ltd. - H Shares	364,065	0.1
9,700		Wuliangye Yibin Co. Ltd. - A Shares	72,132	0.0
78,000	(1),(3)	Wuxi Biologics Cayman, Inc. - H Shares	498,308	0.1
122,700		ENN Energy Holdings Ltd.	1,090,529	0.2
90,800		Xinjiang Goldwind Science & Technology Co. Ltd. - H Shares	80,303	0.0
468,000		Xinyi Solar Holdings Ltd.	165,021	0.0
292,000		Yanzhou Coal Mining Co., Ltd. - H Shares	235,831	0.0
70,000		Yihai International Holding Ltd.	170,389	0.0
41,400		Yonghui Superstores Co. Ltd. - A Shares	47,472	0.0
1,014,000		Yuexiu Property Co. Ltd. - H Shares	186,348	0.0
58,678		Yum China Holdings, Inc.	1,967,473	0.3
4,000		Yunnan Baiyao Group Co. Ltd. - A Shares	43,122	0.0
246,000		Yuzhou Properties Co. Ltd. - H Shares	101,526	0.0
7,611	(1)	YY, Inc. ADR	455,594	0.1
3,400		Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. - A Shares	43,052	0.0
181,000		Zhaojin Mining Industry Co. Ltd. - H Shares	183,656	0.0
230,000		Zhejiang Expressway Co., Ltd. - H Shares	199,535	0.0
30,500	(1),(3)	ZhongAn Online P&C Insurance Co. Ltd. - H Shares	97,391	0.0
85,500		Zhongsheng Group Holdings Ltd.	169,558	0.0
88,000		Zhuzhou CSR Times Electric Co., Ltd. - H Shares	488,604	0.1
81,600		Zijin Mining Group Co. Ltd. - A Shares	39,711	0.0
914,000		Zijin Mining Group Co., Ltd. - H Shares	346,376	0.1
19,500	(1)	ZTE Corp. - A Shares	55,501	0.0
109,640	(1)	ZTE Corp. - H Shares	206,878	0.0
			232,216,254	30.1

		Colombia: 0.4%
28,393		Bancolombia SA	265,788	0.0
20,260		BanColombia SA ADR	771,906	0.1
72,475		Cementos Argos SA	155,327	0.0
781,365		Ecopetrol SA	636,400	0.1
44,813		Grupo Argos SA/Colombia	233,207	0.0
34,629		Grupo de Inversiones Suramericana SA	342,505	0.1
66,655		Interconexion Electrica SA ESP	286,940	0.1
			2,692,073	0.4

		Czech Republic: 0.2%
25,580		CEZ AS	609,780	0.1
12,129		Komercni Banka AS	457,974	0.1
73,777	(3)	Moneta Money Bank AS	238,033	0.0
			1,305,787	0.2

		Egypt: 0.1%
165,514		Commercial International Bank Egypt SAE	684,605	0.1
141,586		Eastern Tobacco	128,542	0.0
124,669		ElSewedy Electric Co.	125,087	0.0
			938,234	0.1

		Greece: 0.2%
213,304	(1)	Alpha Bank AE	268,305	0.0
4,349	(1),(4)	FF Group	–	–
37,803		Hellenic Telecommunications Organization SA	412,466	0.1
17,188		Jumbo SA	250,497	0.0
9,827		Motor Oil Hellas Corinth Refineries SA	236,650	0.0
34,478		OPAP S.A.	299,865	0.1
6,861		Titan Cement Co. SA	152,346	0.0
			1,620,129	0.2

		Hungary: 0.3%
58,007		MOL Hungarian Oil & Gas PLC	636,590	0.1
35,921		OTP Bank Nyrt	1,451,679	0.2
22,236		Richter Gedeon Nyrt	430,705	0.0
			2,518,974	0.3

See Accompanying Notes to Financial Statements

25

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

		India: 9.3%
95,203		Ambuja Cements Ltd.	306,650	0.0
187,569		Ashok Leyland Ltd.	275,118	0.0
46,113		Asian Paints Ltd.	906,031	0.1
41,153		Aurobindo Pharma Ltd.	431,532	0.1
19,902	(1),(3)	Avenue Supermarts Ltd.	457,686	0.1
289,927	(1)	Axis Bank Ltd.	2,570,804	0.3
13,198		Bajaj Auto Ltd.	513,730	0.1
27,938		Bajaj Finance Ltd.	1,057,434	0.1
6,106		Bajaj Finserv Ltd.	566,030	0.1
32,774		Bharat Forge Ltd.	238,634	0.0
120,033		Bharat Petroleum Corp. Ltd.	624,321	0.1
224,266		Bharti Airtel Ltd.	1,002,345	0.1
52,308		Bharti Infratel Ltd.	194,015	0.0
1,179		Bosch Ltd.	330,980	0.0
8,753		Britannia Industries Ltd.	390,256	0.0
31,747		Cadila Healthcare Ltd.	158,304	0.0
54,464		Cipla Ltd.	405,010	0.1
108,442		Coal India Ltd.	373,852	0.0
25,418		Container Corp. Of India Ltd.	250,287	0.0
84,422		Dabur India Ltd.	520,549	0.1
10,384		Divis Laboratories Ltd.	220,264	0.0
15,718		Dr Reddys Laboratories Ltd.	588,819	0.1
1,872		Dr. Reddys Laboratories Ltd. ADR	70,575	0.0
2,118		Eicher Motors Ltd.	702,037	0.1
127,687		GAIL India Ltd.	658,841	0.1
23,652		Glenmark Pharmaceuticals Ltd.	234,721	0.0
57,057		Godrej Consumer Products Ltd.	662,357	0.1
51,228		Grasim Industries Ltd.	605,330	0.1
40,210		Havells India Ltd.	397,877	0.1
89,196		HCL Technologies Ltd.	1,232,543	0.2
7,831		Hero Motocorp Ltd.	347,974	0.0
185,762		Hindalco Industries Ltd.	601,204	0.1
96,386		Hindustan Petroleum Corp. Ltd.	350,231	0.0
104,357		Hindustan Unilever Ltd.	2,719,177	0.4
256,238		Housing Development Finance Corp.	7,219,324	0.9
384,374		ICICI Bank Ltd.	1,983,416	0.3
293,067	(1)	Vodafone Idea Ltd.	158,315	0.0
43,758		Indiabulls Housing Finance Ltd.	534,506	0.1
230,255		Indian Oil Corp. Ltd.	452,365	0.1
100,437		Infosys Ltd. ADR	956,160	0.1
453,282		Infosys Ltd.	4,282,757	0.6
14,876	(3)	InterGlobe Aviation Ltd.	248,026	0.0
551,751		ITC Ltd.	2,224,699	0.3
134,077		JSW Steel Ltd.	588,551	0.1
63,054		Larsen & Toubro Ltd.	1,297,545	0.2
12,668		Larsen & Toubro Ltd. GDS GDR	258,987	0.0
46,155		LIC Housing Finance Ltd.	322,833	0.0
34,228		Lupin Ltd.	413,554	0.1
49,088		Mahindra & Mahindra Financial Services Ltd.	332,716	0.0
104,614		Mahindra & Mahindra Ltd.	1,203,700	0.2
12,786		Mahindra & Mahindra Ltd. - SPON GDR	145,034	0.0
71,730		Marico Ltd.	383,471	0.0
17,081		Maruti Suzuki India Ltd.	1,825,152	0.2
150,391		Motherson Sumi Systems Ltd.	359,451	0.0
82,670		Adani Ports & Special Economic Zone, Ltd.	458,781	0.1
3,628		Nestle India Ltd.	575,648	0.1
318,908		NTPC Ltd.	680,490	0.1
220,720		Oil & Natural Gas Corp., Ltd.	473,812	0.1
887		Page Industries Ltd.	320,449	0.0
96,106		Petronet LNG Ltd.	308,408	0.0
18,895		Pidilite Industries Ltd.	299,690	0.0
12,780		Piramal Enterprises, Ltd.	435,677	0.1
255,913		Power Grid Corp. of India Ltd.	727,882	0.1
47,754		Reliance Industries Ltd. GDR	1,519,733	0.2
360,246		Reliance Industries Ltd.	5,781,608	0.7
103,155		REC Ltd.	180,356	0.0
23,797		Shriram Transport Finance Co. Ltd.	422,430	0.1
1,334		Shree Cement Ltd.	329,106	0.0
284,213	(1)	State Bank of India	1,203,655	0.2
133,882		Sun Pharmaceutical Industries Ltd.	825,019	0.1
143,617		Tata Consultancy Services Ltd.	3,894,154	0.5
249,772	(1)	Tata Motors Ltd.	614,749	0.1
176,289		Tata Power Co. Ltd.	193,835	0.0
53,971		Tata Steel Ltd.	402,430	0.1
75,464		Tech Mahindra Ltd.	781,563	0.1
49,700		Titan Co., Ltd.	662,576	0.1
15,684		Ultratech Cement Ltd.	895,821	0.1
45,627	(1)	United Spirits Ltd.	415,146	0.1
56,116		UPL Ltd.	609,084	0.1
207,822		Vedanta Ltd.	601,249	0.1
182,056		Wipro Ltd.	861,551	0.1
273,154		Yes Bank Ltd.	710,827	0.1
77,109		Zee Entertainment Enterprises Ltd.	525,979	0.1
			71,867,788	9.3

		Indonesia: 2.3%
2,246,700		Adaro Energy Tbk PT	190,070	0.0
3,239,000		Astra International Tbk PT	1,855,597	0.2
1,593,600		Bank Central Asia Tbk PT	2,881,945	0.4
458,800		Bank Danamon Indonesia Tbk PT	242,574	0.0
3,003,100		Bank Mandiri Persero TBK PT	1,540,502	0.2
8,932,800		Bank Rakyat Indonesia	2,275,706	0.3
608,200		Bank Tabungan Negara Persero Tbk PT	107,603	0.0
1,168,600		Bank Negara Indonesia Persero Tbk PT	716,801	0.1
1,250,400	(1)	Bumi Serpong Damai PT	109,419	0.0
1,192,700		Charoen Pokphand Indonesia Tbk PT	599,954	0.1
75,800		Gudang Garam Tbk PT	441,663	0.1
1,457,700		Hanjaya Mandala Sampoerna Tbk PT	376,983	0.1
431,600		Indah Kiat Pulp and Paper Corp. Tbk PT	346,564	0.0

See Accompanying Notes to Financial Statements

26

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

288,700		Indocement Tunggal Prakarsa Tbk PT	370,769	0.1
366,400		Indofood CBP Sukses Makmur TBK PT	266,596	0.0
705,100		Indofood Sukses Makmur Tbk PT	365,185	0.1
319,731		Jasa Marga Persero Tbk PT	95,239	0.0
3,362,200		Kalbe Farma Tbk PT	355,237	0.0
206,300		Pabrik Kertas Tjiwi Kimia Tbk PT	159,363	0.0
2,885,500		Pakuwon Jati Tbk PT	124,423	0.0
1,740,500		Perusahaan Gas Negara PT	257,161	0.0
475,500		Semen Indonesia Persero Tbk PT	380,198	0.1
894,200		Surya Citra Media Tbk PT	116,469	0.0
312,400		Tambang Batubara Bukit Asam Persero Tbk PT	93,588	0.0
8,144,900		Telekomunikasi Indonesia Persero Tbk PT	2,129,350	0.3
279,500		Tower Bersama Infrastructure Tbk PT	69,854	0.0
238,500		Unilever Indonesia Tbk PT	754,524	0.1
261,900		United Tractors Tbk PT	498,593	0.1
			17,721,930	2.3

		Malaysia: 2.4%
233,700		AirAsia Group Bhd	167,527	0.0
179,700		Alliance Bank Malaysia Bhd	174,874	0.0
264,400		AMMB Holdings Bhd	277,179	0.0
428,800		Axiata Group Bhd	407,392	0.1
23,200		British American Tobacco Malaysia Bhd	202,324	0.0
730,800		CIMB Group Holdings Bhd	1,009,088	0.1
564,742		Dialog Group BHD	425,128	0.1
494,900		Digi.Com BHD	537,773	0.1
18,200		Fraser & Neave Holdings Bhd	147,323	0.0
294,200		Gamuda BHD	166,122	0.0
336,600		Genting Bhd	496,580	0.1
448,200		Genting Malaysia BHD	327,265	0.1
45,900		Genting Plantations Bhd	109,516	0.0
97,100		HAP Seng Consolidated Bhd	231,408	0.0
214,400		Hartalega Holdings Bhd	318,167	0.0
100,072		Hong Leong Bank BHD	493,664	0.1
35,092		Hong Leong Financial Group Bhd	157,448	0.0
406,200		IHH Healthcare Bhd	528,843	0.1
473,000		IJM Corp. Bhd	185,472	0.0
330,900		IOI Corp. Bhd	355,548	0.1
251,640		IOI Properties Group Bhd	93,711	0.0
72,700		Kuala Lumpur Kepong Bhd	434,880	0.1
612,000		Malayan Banking BHD	1,405,860	0.2
134,900		Malaysia Airports Holdings Bhd	273,262	0.0
371,800		Maxis Bhd	480,634	0.1
181,400		MISC Bhd	293,904	0.0
9,000		Nestle Malaysia Bhd	320,525	0.1
372,700		Petronas Chemicals Group Bhd	837,261	0.1
37,300		Petronas Dagangan BHD	238,738	0.0
106,100		Petronas Gas BHD	492,940	0.1
92,180		PPB Group Bhd	390,973	0.1
219,900		Press Metal Aluminium Holdings Bhd	256,580	0.0
477,300		Public Bank BHD	2,857,477	0.4
25,000		QL Resources Bhd	41,188	0.0
77,500	(1),(4)	RHB Bank Bhd	–	–
130,576		RHB Capital Bhd	166,968	0.0
387,300		Sime Darby Bhd	224,912	0.0
375,300		Sime Darby Plantation Bhd	431,362	0.1
474,200		Sime Darby Property Bhd	114,160	0.0
229,300		SP Setia Bhd Group	129,204	0.0
168,300		Telekom Malaysia BHD	108,526	0.0
489,500		Tenaga Nasional BHD	1,612,688	0.2
229,300		Top Glove Corp. Bhd	310,860	0.0
159,800		Westports Holdings Bhd	139,791	0.0
466,834		YTL Corp. Bhd	113,938	0.0
			18,488,983	2.4

		Mexico: 2.8%
483,500		Alfa SA de CV	575,474	0.1
78,900		Alsea SAB de CV	205,724	0.0
5,403,200		America Movil SAB de CV	3,846,516	0.5
67,400		Arca Continental SAB de CV	376,926	0.0
282,755		Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand	350,499	0.0
2,328,321	(1)	Cemex SA de CV	1,125,551	0.1
81,100		Coca-Cola Femsa SAB de CV	492,417	0.1
30,200		El Puerto de Liverpool SAB de CV	193,908	0.0
523,300		Fibra Uno Administracion SA de CV	581,836	0.1
314,400		Fomento Economico Mexicano SAB de CV	2,703,439	0.4
34,290		Gruma SAB de CV	387,137	0.0
56,900		Grupo Aeroportuario del Pacifico SA de CV	463,672	0.1
32,850		Grupo Aeroportuario del Sureste SA de CV	495,498	0.1
256,700		Grupo Bimbo SAB de CV	512,048	0.1
68,800		Grupo Carso SAB de CV	246,433	0.0
418,077		Grupo Financiero Banorte	2,040,843	0.3
362,200		Grupo Financiero Inbursa SA	522,885	0.1
565,400		Grupo Mexico SA de CV Series B	1,167,238	0.2
389,700	(2)	Grupo Televisa S.A.	979,815	0.1
21,510		Industrias Penoles, S.A. de C.V.	262,694	0.0
85,200		Infraestructura Energetica Nova SAB de CV	316,578	0.0

See Accompanying Notes to Financial Statements

27

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

239,500		Kimberly-Clark de Mexico SA de CV	381,460	0.0
23,300		Megacable Holdings SAB de CV	104,325	0.0
170,050		Mexichem SA de CV	431,880	0.1
37,425		Promotora y Operadora de Infraestructura SAB de CV	357,724	0.0
13,730		Southern Copper Corp.	422,472	0.1
843,300		Wal-Mart de Mexico SAB de CV	2,144,752	0.3
			21,689,744	2.8

		Pakistan: 0.0%
73,000		Habib Bank Ltd.	63,349	0.0
58,100		MCB Bank Ltd.	81,026	0.0
97,900		Oil & Gas Development Co. Ltd.	90,146	0.0
			234,521	0.0

		Peru: 0.4%
28,790		Cia de Minas Buenaventura SAA ADR	466,974	0.1
10,902		Credicorp Ltd.	2,416,646	0.3
			2,883,620	0.4

		Philippines: 1.1%
327,330		Aboitiz Equity Ventures, Inc.	341,154	0.1
253,300		Aboitiz Power Corp.	168,888	0.0
615,400		Alliance Global Group, Inc.	139,036	0.0
39,015		Ayala Corp.	667,022	0.1
1,153,300		Ayala Land, Inc.	891,414	0.1
149,910		Bank of the Philippine Islands	267,732	0.0
308,999		BDO Unibank, Inc.	768,463	0.1
661,250		DMCI Holdings, Inc.	160,665	0.0
5,345		Globe Telecom, Inc.	192,682	0.0
14,533		GT Capital Holdings, Inc.	269,371	0.0
82,950		International Container Terminal Services, Inc.	157,745	0.0
450,590		JG Summit Holdings, Inc.	476,238	0.1
67,940		Jollibee Foods Corp.	377,000	0.1
33,690		Manila Electric Co.	243,468	0.0
1,895,000		Megaworld Corp.	170,572	0.0
2,333,100		Metro Pacific Investments Corp.	205,334	0.0
159,036		Metropolitan Bank & Trust Co.	245,535	0.0
13,800		PLDT, Inc.	296,326	0.1
337,195		Robinsons Land Corp.	129,732	0.0
38,980		Security Bank Corp.	114,943	0.0
38,087		SM Investments Corp.	664,455	0.1
1,631,600		SM Prime Holdings, Inc.	1,109,616	0.2
136,570		Universal Robina Corp.	329,076	0.1
			8,386,467	1.1

		Poland: 1.2%
14,455	(1)	Alior Bank SA	205,807	0.0
3,507		Bank Handlowy w Warszawie	64,751	0.0
94,776	(1)	Bank Millennium SA	224,694	0.0
27,003	(1)	Bank Polska Kasa Opieki SA	787,252	0.1
5,470	(1)	Santander Bank Polska SA	525,756	0.1
4,536	(1)	CCC SA	235,334	0.0
10,802	(1)	CD Projekt SA	420,240	0.1
37,672	(1)	Cyfrowy Polsat SA	227,923	0.0
7,567	(1),(3)	Dino Polska SA	194,321	0.0
14,797	(1)	Grupa Lotos SA	350,585	0.0
8,455	(1)	Jastrzebska Spolka Weglowa SA	152,865	0.0
22,272	(1)	KGHM Polska Miedz SA	528,386	0.1
205	(1)	LPP SA	431,008	0.1
2,359	(1)	mBank SA	267,906	0.0
132,668	(1)	PGE Polska Grupa Energetyczna SA	355,734	0.0
47,806	(1)	Polski Koncern Naftowy Orlen	1,385,119	0.2
273,498	(1)	Polskie Gornictwo Naftowe I Gazownictwo SA	505,690	0.1
140,235	(1)	Powszechna Kasa Oszczednosci Bank Polski SA	1,481,381	0.2
96,612	(1)	Powszechny Zaklad Ubezpieczen SA	1,138,244	0.2
109,245	(1)	Orange Polska SA	140,204	0.0
			9,623,200	1.2

		Qatar: 1.1%
20,242		Barwa Real Estate Co.	221,654	0.0
31,543		Commercial Bank QSC/The	340,413	0.1
128,230	(1)	Ezdan Holding Group QSC	456,226	0.1
29,104		Industries Qatar QSC	1,064,934	0.1
58,892		Masraf Al Rayan	673,316	0.1
12,769		Ooredoo QPSC	263,110	0.0
7,591		Qatar Electricity & Water Co. QSC	386,183	0.1
24,691		Qatar Insurance Co. SAQ	243,224	0.0
18,456		Qatar Islamic Bank SAQ	768,616	0.1
73,406		Qatar National Bank QPSC	3,912,261	0.5
			8,329,937	1.1

		Romania: 0.1%
58,865		NEPI Rockcastle PLC	462,328	0.1

		Russia: 3.5%
411,100		Alrosa AO	579,085	0.1
1,583,063		Gazprom PJSC	3,465,156	0.5
5,250,000		Inter RAO UES PJSC	291,413	0.0
78,207		Lukoil PJSC	5,589,314	0.7
56,618		Magnit PJSC GDR	720,564	0.1
361,500		Magnitogorsk Iron & Steel Works PJSC	223,369	0.0
10,162		MMC Norilsk Nickel OJSC	1,904,742	0.2
78,658		Mobile TeleSystems PJSC ADR	550,606	0.1
231,225	(1)	Moscow Exchange MICEX-RTS PJ	268,972	0.0
14,545		Novatek PJSC GDR	2,485,229	0.3
194,500		Novolipetsk Steel PJSC	438,284	0.1
18,984		PhosAgro OJSC GDR	242,308	0.0
23,535		Polymetal International PLC	247,219	0.0

See Accompanying Notes to Financial Statements

28

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

4,451		Polyus PJSC	343,555	0.0
185,836		Rosneft Oil Co. PJSC	1,145,076	0.2
1,615,252		Sberbank of Russia PJSC	4,358,076	0.6
26,854		Sberbank PAO ADR	294,320	0.0
33,551		Severstal PJSC	453,634	0.1
1,119,151		Surgutneftegas PJSC	431,226	0.1
245,285		Tatneft PJSC	2,583,545	0.3
532,577,930		VTB Bank PJSC	258,695	0.0
1,245		X5 Retail Group N.V. GDR	30,889	0.0
18,162		X5 Retail Group NV GDR	448,240	0.1
			27,353,517	3.5

		Singapore: 0.0%
31,500	(3)	BOC Aviation Ltd.	232,431	0.0

		South Africa: 6.1%
114,474		Absa Group Ltd.	1,284,820	0.2
8,757		Anglo American Platinum Ltd.	326,485	0.0
65,409		AngloGold Ashanti Ltd.	830,938	0.1
61,181		Aspen Pharmacare Holdings Ltd.	572,515	0.1
53,465		Bid Corp. Ltd.	983,538	0.1
53,178		Bidvest Group Ltd.	763,883	0.1
6,372		Capitec Bank Holdings Ltd.	493,790	0.1
40,833		Clicks Group Ltd.	542,851	0.1
55,856		Discovery Ltd.	620,210	0.1
39,554		Exxaro Resources Ltd.	381,567	0.0
541,309		FirstRand Ltd.	2,465,593	0.3
164,083		Fortress REIT Ltd. - A	207,895	0.0
111,145		Fortress REIT Ltd. - B	111,909	0.0
35,115	(2)	Foschini Group Ltd./The	405,512	0.1
129,982		Gold Fields Ltd.	450,192	0.1
469,460		Growthpoint Properties Ltd.	763,090	0.1
39,011		Hyprop Investments Ltd.	220,983	0.0
44,387		Investec Ltd.	242,491	0.0
10,126		Kumba Iron Ore Ltd.	199,141	0.0
17,191		Liberty Holdings Ltd.	131,434	0.0
214,403	(2)	Life Healthcare Group Holdings Ltd.	394,231	0.0
139,329	(1)	MMI Holdings Ltd.	165,444	0.0
18,778		Mondi Ltd.	404,489	0.1
40,518		Mr Price Group Ltd.	692,240	0.1
273,252		MTN Group Ltd.	1,689,043	0.2
69,741		Naspers Ltd.	13,963,295	1.8
64,959		Nedbank Group Ltd.	1,238,930	0.2
182,400	(2)	Netcare Ltd.	333,792	0.0
791,014		Old Mutual Ltd.	1,229,036	0.2
57,023		Pick n Pay Stores Ltd.	268,598	0.0
24,074		PSG Group Ltd.	408,204	0.1
97,162		Rand Merchant Investment Holdings Ltd.	245,514	0.0
823,841		Redefine Properties Ltd.	554,514	0.1
22,836		Reinet Investments SCA	346,726	0.1
84,424		Remgro Ltd.	1,142,485	0.1
44,416		Resilient REIT Ltd.	176,921	0.0
110,816		RMB Holdings Ltd.	607,084	0.1
288,282		Sanlam Ltd.	1,596,850	0.2
83,297		Sappi Ltd.	472,520	0.1
90,108		Sasol Ltd.	2,677,695	0.3
70,307		Shoprite Holdings Ltd.	928,729	0.1
30,068		Spar Group Ltd.	433,180	0.1
208,641		Standard Bank Group Ltd.	2,592,262	0.3
42,795		Telkom SA Ltd.	188,449	0.0
25,180	(2)	Tiger Brands Ltd.	478,872	0.1
69,283		Truworths International Ltd.	423,682	0.1
93,876		Vodacom Group Pty Ltd.	863,412	0.1
156,478		Woolworths Holdings Ltd./South Africa	599,285	0.1
			47,114,319	6.1

		South Korea: 13.0%
5,099		Amorepacific Corp.	959,406	0.1
4,521		AMOREPACIFIC Group	295,010	0.0
1,273		BGF retail Co. Ltd.	232,361	0.0
39,749		BNK Financial Group, Inc.	261,040	0.0
7,811	(1)	Celltrion Healthcare Co. Ltd.	530,116	0.1
2,317	(1)	Celltrion Pharm, Inc.	132,407	0.0
13,306	(1)	Celltrion, Inc.	2,673,059	0.4
10,567		Cheil Worldwide, Inc.	212,974	0.0
1,267		CJ CheilJedang Corp.	375,563	0.1
2,336		CJ Corp.	254,783	0.0
1,732		CJ ENM Co. Ltd.	313,510	0.0
1,326	(1)	CJ Logistics Corp.	198,342	0.0
8,212		Coway Co., Ltd.	545,357	0.1
4,391		Daelim Industrial Co., Ltd.	403,384	0.1
26,215	(1)	Daewoo Engineering & Construction Co., Ltd.	126,572	0.0
5,133	(1)	Daewoo Shipbuilding & Marine Engineering Co., Ltd.	157,680	0.0
25,346		DGB Financial Group, Inc.	188,809	0.0
7,861		DB Insurance Co. Ltd	495,081	0.1
5,678		Doosan Bobcat, Inc.	160,757	0.0
3,284		E-Mart, Inc.	536,311	0.1
7,577		Fila Korea Ltd.	365,984	0.1
3,006		Hyundai Glovis Co., Ltd.	347,335	0.0
8,284		GS Engineering & Construction Corp.	324,899	0.0
8,126		GS Holdings Corp.	375,500	0.1
4,279		GS Retail Co. Ltd.	155,071	0.0
48,528		Hana Financial Group, Inc.	1,578,268	0.2
11,485		Hankook Tire Co. Ltd.	412,792	0.1
1,015		Hanmi Pharm Co. Ltd.	423,850	0.1
2,156		Hanmi Science Co. Ltd.	152,845	0.0
29,276		Hanon Systems Corp.	283,699	0.0
16,800	(1)	Hanwha Chemical Corp.	304,728	0.0
6,551		Hanwha Corp.	184,015	0.0
43,068		Hanwha Life Insurance Co. Ltd.	163,050	0.0
4,013	(1)	HDC Hyundai Development Co-Engineering & Construction	173,807	0.0
5,017	(1)	HLB, Inc.	360,824	0.1
2,760		Lotte Chemical Corp.	686,224	0.1
4,972		Hotel Shilla Co. Ltd.	341,040	0.0
2,152		Hyundai Department Store Co. Ltd.	174,271	0.0
12,355		Hyundai Engineering & Construction Co. Ltd.	605,094	0.1

See Accompanying Notes to Financial Statements

29

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

6,041	(1)	Hyundai Heavy Industries Co. Ltd	696,772	0.1
10,920		Hyundai Mobis Co. Ltd.	1,863,109	0.2
22,709		Hyundai Motor Co.	2,410,796	0.3
12,585		Hyundai Steel Co.	511,757	0.1
1,529	(1)	Hyundai Heavy Industries Holdings Co., Ltd.	473,703	0.1
10,043		Hyundai Marine & Fire Insurance Co., Ltd.	368,814	0.1
39,037	(1)	Industrial Bank Of Korea	491,634	0.1
4,679	(3)	Orange Life Insurance Ltd.	117,382	0.0
8,084	(1)	Kakao Corp.	746,679	0.1
18,339		Kangwon Land, Inc.	525,013	0.1
64,390	(1)	KB Financial Group, Inc.	2,686,146	0.4
889		KCC Corp.	245,668	0.0
42,164		Kia Motors Corp.	1,270,902	0.2
11,532	(1)	Korea Aerospace Industries Ltd.	330,326	0.0
40,854	(1)	Korea Electric Power Corp.	1,210,162	0.2
4,204	(1)	Korea Gas Corp.	181,712	0.0
6,437		Korea Investment Holdings Co., Ltd.	344,266	0.0
1,374		Korea Zinc Co., Ltd.	532,022	0.1
7,815		Korean Air Lines Co. Ltd.	231,639	0.0
2,782	(1)	KT Corp.	74,182	0.0
18,751	(1)	KT&G Corp.	1,707,215	0.2
2,991		Kumho Petrochemical Co. Ltd.	234,187	0.0
7,366		LG Chem Ltd.	2,296,122	0.3
14,773		LG Corp.	925,202	0.1
36,968	(1)	LG Display Co., Ltd.	599,907	0.1
16,977	(1)	LG Electronics, Inc.	951,955	0.1
1,493		LG Household & Health Care Ltd.	1,475,556	0.2
2,237		LG Innotek Co. Ltd.	173,685	0.0
18,417		LG Uplus Corp.	291,066	0.0
4,588	(1)	Lotte Corp.	216,763	0.0
1,795		Lotte Shopping Co. Ltd.	338,907	0.0
710		Medy-Tox, Inc.	369,191	0.1
61,628		Mirae Asset Daewoo Co., Ltd.	361,804	0.1
22,519		NAVER Corp.	2,467,990	0.3
2,823		NCSoft Corp.	1,183,318	0.2
4,124	(3)	Netmarble Corp.	412,124	0.1
22,456		NH Investment & Securities Co., Ltd.	263,205	0.0
2,843		OCI Co. Ltd.	273,108	0.0
3,467		Orion Corp./Republic of Korea	371,826	0.1
187		Ottogi Corp.	121,187	0.0
36,778	(1)	Pan Ocean Co. Ltd.	146,843	0.0
891	(1)	Pearl Abyss Corp.	166,773	0.0
12,743		POSCO	2,787,298	0.4
3,492		POSCO Chemtech Co. Ltd.	199,767	0.0
7,591		Posco Daewoo Corp.	123,931	0.0
2,694		S-1 Corp.	242,048	0.0
2,636	(1),(3)	Samsung Biologics Co. Ltd.	916,893	0.1
12,088		Samsung C&T Corp.	1,144,191	0.2
4,618		Samsung Card Co.	142,669	0.0
8,962		Samsung Electro-Mechanics Co. Ltd.	835,453	0.1
765,434		Samsung Electronics Co., Ltd.	26,646,073	3.5
68,987	(1)	Samsung Heavy Industries Co., Ltd.	459,188	0.1
10,994		Samsung Life Insurance Co. Ltd.	804,477	0.1
8,895	(1)	Samsung SDI Co., Ltd.	1,748,383	0.2
5,579		Samsung SDS Co. Ltd.	1,021,009	0.1
10,155		Samsung Securities Co. Ltd.	287,180	0.0
25,342	(1)	Samsung Engineering Co. Ltd.	400,213	0.1
4,922		Samsung Fire & Marine Insurance Co. Ltd.	1,183,540	0.2
69,100	(1)	Shinhan Financial Group Co., Ltd.	2,450,018	0.3
1,188		Shinsegae, Inc.	272,770	0.0
9,437	(1)	SillaJen, Inc.	624,654	0.1
5,001		SK Holdings Co. Ltd.	1,166,893	0.2
92,943	(1)	SK Hynix, Inc.	5,066,929	0.7
10,426		SK Innovation Co. Ltd.	1,673,523	0.2
3,168		SK Telecom Co., Ltd.	764,374	0.1
7,051		S-Oil Corp.	615,030	0.1
2,187	(1)	ViroMed Co. Ltd.	501,016	0.1
75,002	(1)	Woori Bank	1,048,820	0.1
1,485		Yuhan Corp.	272,449	0.0
			100,525,225	13.0

		Taiwan: 11.3%
455,462		Acer, Inc.	287,589	0.0
53,694		Advantech Co. Ltd.	366,811	0.1
18,000		Airtac International Group	176,567	0.0
553,243		ASE Industrial Holding Co. Ltd.	1,048,316	0.1
358,356		Asia Cement Corp.	396,324	0.1
110,000		Asustek Computer, Inc.	720,922	0.1
1,340,000		AU Optronics Corp.	532,451	0.1
104,000		Catcher Technology Co., Ltd.	761,469	0.1
1,326,611		Cathay Financial Holding Co., Ltd.	2,030,817	0.3
184,710		Chailease Holding Co. Ltd.	582,606	0.1
810,770		Chang Hwa Commercial Bank Ltd.	454,039	0.1
305,650		Cheng Shin Rubber Industry Co. Ltd.	406,561	0.1
91,816		Chicony Electronics Co. Ltd.	186,970	0.0
405,000		China Airlines Ltd.	144,882	0.0
2,125,000		China Development Financial Holding Corp.	672,920	0.1
414,827		China Life Insurance Co., Ltd.	376,422	0.1
2,010,535		China Steel Corp.	1,587,653	0.2
2,828,170		CTBC Financial Holding Co. Ltd.	1,860,183	0.3
620,000		Chunghwa Telecom Co., Ltd.	2,263,722	0.3
660,000		Compal Electronics, Inc.	374,313	0.1
334,703		Delta Electronics, Inc.	1,408,705	0.2
1,557,273		E.Sun Financial Holding Co., Ltd.	1,018,717	0.1
28,386		Eclat Textile Co. Ltd.	321,008	0.1
341,821		Eva Airways Corp.	175,632	0.0
302,966		Evergreen Marine Corp. Taiwan Ltd	117,472	0.0

See Accompanying Notes to Financial Statements

30

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

515,685		Far Eastern New Century Corp.	468,322	0.1
252,000		Far EasTone Telecommunications Co., Ltd.	625,959	0.1
52,312		Feng TAY Enterprise Co., Ltd.	298,808	0.0
1,570,942		First Financial Holding Co., Ltd.	1,023,444	0.1
569,600		Formosa Chemicals & Fibre Co.	1,948,626	0.3
195,000		Formosa Petrochemical Corp.	691,962	0.1
721,600		Formosa Plastics Corp.	2,371,894	0.3
117,000		Formosa Taffeta Co. Ltd.	131,616	0.0
142,849		Foxconn Technology Co., Ltd.	282,056	0.0
1,076,000		Fubon Financial Holding Co., Ltd.	1,650,903	0.2
51,000		Giant Manufacturing Co., Ltd.	239,372	0.0
34,000		Globalwafers Co. Ltd.	311,697	0.1
129,300		Highwealth Construction Corp.	189,170	0.0
36,249		Hiwin Technologies Corp.	261,520	0.0
2,119,170		HON HAI Precision Industry Co., Ltd.	4,877,136	0.6
43,000		Hotai Motor Co. Ltd.	356,353	0.1
1,206,824		Hua Nan Financial Holdings Co. Ltd.	687,286	0.1
1,398,439		Innolux Corp.	443,164	0.1
387,000		Inventec Co., Ltd.	276,908	0.0
16,000		Largan Precision Co. Ltd.	1,669,520	0.2
340,538		Lite-On Technology Corp.	449,695	0.1
240,820		MediaTek, Inc.	1,792,303	0.2
1,759,826		Mega Financial Holdings Co., Ltd.	1,485,683	0.2
104,000		Micro-Star International Co., Ltd.	258,781	0.0
836,890		Nan Ya Plastics Corp.	2,058,202	0.3
161,000		Nanya Technology Corp.	288,321	0.0
25,000		Nien Made Enterprise Co. Ltd.	191,507	0.0
92,000		Novatek Microelectronics Corp., Ltd.	424,736	0.1
307,000		Pegatron Corp.	513,960	0.1
20,000		Phison Electronics Corp.	148,912	0.0
332,000		Pou Chen Corp.	351,687	0.1
109,000		Powertech Technology, Inc.	234,331	0.0
91,000		President Chain Store Corp.	916,826	0.1
429,000		Quanta Computer, Inc.	734,243	0.1
73,760		Realtek Semiconductor Corp.	342,094	0.1
90,819		Ruentex Development Co. Ltd.	132,333	0.0
54,048		Ruentex Industries Ltd.	138,211	0.0
1,628,943		Shin Kong Financial Holding Co., Ltd.	476,370	0.1
1,682,454		SinoPac Financial Holdings Co., Ltd.	563,059	0.1
73,914		Standard Foods Corp.	119,442	0.0
223,800		Synnex Technology International Corp.	264,430	0.0
27,000	(1)	TaiMed Biologics, Inc.	144,370	0.0
1,582,598		Taishin Financial Holdings Co., Ltd.	672,899	0.1
629,326		Taiwan Business Bank	211,888	0.0
731,900		Taiwan Cement Corp.	844,768	0.1
1,365,420		Taiwan Cooperative Financial Holding Co. Ltd.	784,407	0.1
286,000		Taiwan High Speed Rail Corp.	283,825	0.0
259,000		Taiwan Mobile Co., Ltd.	896,942	0.1
3,919,000		Taiwan Semiconductor Manufacturing Co., Ltd.	28,456,774	3.7
268,000	(1)	Tatung Co., Ltd.	225,651	0.0
778,209		Uni-President Enterprises Corp.	1,765,490	0.2
1,900,000		United Microelectronics Corp.	687,033	0.1
134,000		Vanguard International Semiconductor Corp.	259,906	0.0
49,000		Walsin Technology Corp.	247,546	0.0
54,000		Win Semiconductors Corp.	208,029	0.0
441,000		Winbond Electronics Corp.	194,320	0.0
427,382		Wistron Corp.	264,352	0.0
240,280		WPG Holdings Ltd.	288,312	0.0
40,537		Yageo Corp.	419,875	0.1
1,585,586		Yuanta Financial Holding Co., Ltd.	797,122	0.1
71,000		Zhen Ding Technology Holding Ltd.	184,683	0.0
			86,802,105	11.3

		Thailand: 2.4%
1,900		Advanced Info Service PCL	10,076	0.0
162,300		Advanced Info Service PCL	860,674	0.1
23,900		Airports of Thailand PCL	47,206	0.0
672,300		Airports of Thailand PCL	1,327,891	0.2
38,400		Bangkok Bank PCL - Foreign Reg	244,417	0.0
11,300		Bangkok Dusit Medical Services PCL	8,600	0.0
599,800		Bangkok Dusit Medical Services PCL	456,505	0.1
32,000		Bangkok Expressway & Metro PCL	9,542	0.0
1,144,500		Bangkok Expressway & Metro PCL	341,280	0.1
49,700		Banpu PCL	22,617	0.0
294,500		Banpu PCL (Foreign)	134,017	0.0
1,800		Berli Jucker PCL	2,808	0.0
182,800	(2)	Berli Jucker PCL	285,152	0.0
16,100		BTS Group Holdings PCL	4,724	0.0
888,100		BTS Group Holdings PCL	260,606	0.0
500		Bumrungrad Hospital PCL	2,878	0.0

See Accompanying Notes to Financial Statements

31

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

56,000		Bumrungrad Hospital PCL	322,344	0.1
1,600		Central Pattana PCL	3,676	0.0
214,400		Central Pattana PCL	492,634	0.1
6,400		Charoen Pokphand Foods PCL	4,837	0.0
525,600		Charoen Pokphand Foods PCL	397,232	0.1
6,900		CP ALL PCL	14,570	0.0
806,300		CP ALL PCL (Foreign)	1,702,597	0.2
81,700		Delta Electronics Thailand PCL	174,466	0.0
600		Electricity Generating PCL	4,573	0.0
20,200		Electricity Generating PCL	153,953	0.0
2,200		Energy Absolute PCL	2,877	0.0
200,600		Energy Absolute PCL	262,325	0.0
1,500		Glow Energy PCL	4,101	0.0
77,600		Glow Energy PCL	212,182	0.0
26,600		Gulf Energy Development PCL	66,649	0.0
2,200		Home Product Center PCL	1,027	0.0
629,451		Home Product Center PCL	293,740	0.1
6,900		Indorama Ventures PCL	11,515	0.0
246,500		Indorama Ventures PCL	411,362	0.1
5,900		IRPC PCL	1,042	0.0
1,604,400		IRPC PCL	283,406	0.0
26,900		Kasikornbank PCL	153,022	0.0
264,900		Kasikornbank PCL - Foreign	1,502,777	0.2
55,300		Krung Thai Bank PCL	32,628	0.0
495,800		Krung Thai Bank PCL	292,529	0.0
442,400		Land & House Pub Co. Ltd.	135,122	0.0
12,100		Land and Houses PCL	3,684	0.0
600		Minor International PCL	627	0.0
357,200		Minor International PCL (Foreign)	373,275	0.1
72,300		Muangthai Capital PCL	108,961	0.0
218,300		PTT Exploration & Production PCL	757,583	0.1
347,900		PTT Global Chemical PCL (Foreign)	762,282	0.1
7,200		PTT Exploration & Production PCL	24,987	0.0
2,500		PTT Global Chemical PCL	5,478	0.0
11,600		PTT PCL	16,359	0.0
1,701,800		PTT PCL (Foreign)	2,400,017	0.3
14,000		Robinson PCL	27,282	0.0
70,400	(2)	Robinson PCL	137,192	0.0
7,500		Siam Cement PCL	100,473	0.0
52,900		Siam Cement PCL	701,867	0.1
282,800		Siam Commercial Bank PCL	1,160,837	0.2
5,300		Siam Commercial Bank PCL	21,755	0.0
1,100		Thai Oil PCL	2,236	0.0
168,800		Thai Oil PCL	343,064	0.1
5,000		Thai Union Group PCL	2,490	0.0
303,200		Thai Union Group PCL	150,982	0.0
391,500		TMB Bank PCL	26,475	0.0
1,573,300		TMB Bank PCL	106,393	0.0
2,800		True Corp. PCL	448	0.0
1,573,690		True Corp. PCL	251,665	0.0
			18,442,591	2.4

		Turkey: 0.6%
342,236		Akbank Turk AS	441,506	0.1
30,101		Anadolu Efes Biracilik Ve Malt Sanayii AS	117,266	0.0
34,212		Arcelik A/S	101,923	0.0
54,821		Aselsan Elektronik Sanayi Ve Ticaret AS	248,799	0.0
33,226		BIM Birlesik Magazalar AS	546,153	0.1
218,295		Eregli Demir ve Celik Fabrikalari TAS	296,787	0.0
11,414		Ford Otomotiv Sanayi AS	107,677	0.0
146,437		Haci Omer Sabanci Holding AS	207,781	0.0
116,627		KOC Holding AS	312,149	0.1
122,691		Petkim Petrokimya Holding	116,592	0.0
27,152		TAV Havalimanlari Holding AS	122,620	0.0
19,347		Tupras Turkiye Petrol Rafine	426,201	0.1
88,812	(1)	Turk Hava Yollari	269,538	0.0
172,459		Turkcell Iletisim Hizmet AS	395,471	0.1
358,938		Turkiye Garanti Bankasi A/S	538,004	0.1
97,735	(1)	Turkiye Halk Bankasi AS	129,153	0.0
237,217		Turkiye Is Bankasi	202,451	0.0
109,364		Turk Sise Ve Cam Fabrikalari	117,119	0.0
			4,697,190	0.6

		United Arab Emirates: 0.7%
330,246		Abu Dhabi Commercial Bank PJSC	732,554	0.1
579,103		Aldar Properties PJSC	252,550	0.0
286,076		DAMAC Properties Dubai Co. PJSC	117,266	0.0
25,932		DP World Ltd.	443,437	0.0
266,662		Dubai Islamic Bank PJSC	363,010	0.1
123,915		Emaar Development PJSC	148,436	0.0
323,345		Emaar Malls PJSC	157,213	0.0
551,742		Emaar Properties PJSC	620,282	0.1
277,263		Emirates Telecommunications Group Co. PJSC	1,282,030	0.2
409,577		First Abu Dhabi Bank PJSC	1,572,195	0.2
			5,688,973	0.7

	Total Common Stock
	(Cost $733,452,560)		734,385,182	95.2

PREFERRED STOCK: 3.8%
		Brazil: 2.9%
539,821		Banco Bradesco SA	5,383,237	0.7
26,700		Braskem SA	326,400	0.0
25,100		Cia Brasileira de Distribuicao	524,440	0.1
141,959		Cia Energetica de Minas Gerais	507,657	0.1

See Accompanying Notes to Financial Statements

32

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

35,200	(1) Centrais Eletricas Brasileiras SA	255,843	0.0
163,100	Gerdau SA	623,658	0.1
772,325	Itau Unibanco Holding S.A.	7,074,124	0.9
713,087	Investimentos Itau SA	2,222,561	0.3
117,360	Lojas Americanas SA	596,528	0.1
629,100	Petroleo Brasileiro SA	3,681,349	0.5
70,100	Telefonica Brasil SA	836,154	0.1
		22,031,951	2.9

	Chile: 0.1%
46,946	Embotelladora Andina SA	175,513	0.0
19,401	Sociedad Quimica y Minera de Chile SA	763,321	0.1
		938,834	0.1

	Colombia: 0.0%
574,498	Grupo Aval Acciones y Valores	176,728	0.0
19,288	Grupo de Inversiones Suramericana SA	184,594	0.0
		361,322	0.0

	Russia: 0.1%
1,102,823	Surgutneftegas PJSC	622,377	0.1
72	Transneft PJSC	176,701	0.0
		799,078	0.1

	South Korea: 0.7%
1,444	Amorepacific Corp.	133,074	0.0
383	(1) CJ Corp.	9,277	0.0
2,952	Hyundai Motor Co.	185,818	0.0
5,331	Hyundai Motor Co.- Series 2	367,866	0.1
328	LG Household & Health Care Ltd.	193,125	0.0
1,228	LG Chem Ltd.	215,314	0.1
136,679	Samsung Electronics Co., Ltd.	3,905,420	0.5
		5,009,894	0.7

	Total Preferred Stock
	(Cost $25,121,218)	29,141,079	3.8

RIGHTS: 0.0%
	Taiwan: 0.0%
21,514	(1) Eva Airways Corp.	1,960	0.0

	Total Rights
	(Cost $–)	1,960	0.0

	Total Long-Term Investments
	(Cost $758,573,778)	763,528,221	99.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.3%
	Securities Lending Collateral(5): 0.7%
1,354,050	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $1,354,299, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,381,131, due 01/25/19-10/20/68)	1,354,050	0.2
1,354,050	Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $1,354,276, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $1,381,131, due 01/25/19-02/01/49)	1,354,050	0.1
283,769	Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.92%, due 01/02/19 (Repurchase Amount $283,814, collateralized by various U.S. Government Securities, 1.875%-2.625%, Market Value plus accrued interest $289,444, due 02/29/24-09/09/49)	283,769	0.0
1,354,050	Nomura Securities, Repurchase Agreement dated 12/31/18, 3.00%, due 01/02/19 (Repurchase Amount $1,354,273, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $1,381,131, due 01/03/19-11/20/68)	1,354,050	0.2

See Accompanying Notes to Financial Statements

33

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

1,354,050	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $1,354,274, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $1,381,131, due 10/01/25-10/20/48)	1,354,050	0.2
		5,699,969	0.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.6%
12,109,000	(6) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340%
	(Cost $12,109,000)	12,109,000	1.6

	Total Short-Term Investments
	(Cost $17,808,969)	17,808,969	2.3

	Total Investments in Securities (Cost $776,382,747)	$781,337,190	101.3
	Liabilities in Excess of Other Assets	(10,112,569)	(1.3)
	Net Assets	$771,224,621	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	Represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

34

Voya FTSE 100 Index® Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.1%
		Australia: 2.0%
199,064		BHP Group PLC	4,206,424	2.0

		Bermuda: 0.3%
26,591		Hiscox Ltd.	549,596	0.3

		Germany: 0.3%
41,649		TUI AG	598,610	0.3

		Ireland: 0.9%
9,402		DCC PLC	717,187	0.3
7,540		Paddy Power Betfair PLC	615,841	0.3
22,728		Smurfit Kappa PLC	603,456	0.3
			1,936,484	0.9

		Mexico: 0.1%
17,648		Fresnillo PLC	193,919	0.1

		Netherlands: 10.9%
434,605		Royal Dutch Shell PLC - Class A	12,791,659	5.9
358,851		Royal Dutch Shell PLC - Class B	10,728,746	5.0
			23,520,405	10.9

		Switzerland: 2.8%
18,857		Coca-Cola HBC AG	590,181	0.3
22,203		Ferguson PLC	1,418,732	0.6
1,092,616		Glencore PLC	4,062,419	1.9
			6,071,332	2.8

		United Arab Emirates: 0.1%
8,237		NMC Health PLC	287,482	0.1

		United Kingdom: 78.7%
91,159		3i Group PLC	899,486	0.4
19,472		Admiral Group PLC	508,096	0.2
94,506		Anglo American PLC	2,113,218	1.0
33,134		Antofagasta PLC	331,390	0.2
45,826		Ashtead Group PLC	955,902	0.4
33,281		Associated British Foods PLC	867,421	0.4
121,339		AstraZeneca PLC	9,057,468	4.2
88,522	(1)	Auto Trader Group PLC	513,728	0.2
375,185		Aviva PLC	1,795,636	0.8
305,554		BAE Systems PLC	1,787,142	0.8
1,632,677		Barclays PLC	3,123,752	1.5
96,345		Barratt Developments PLC	568,313	0.3
11,478		Berkeley Group Holdings PLC	509,085	0.2
1,869,969		BP PLC	11,821,359	5.5
218,508		British American Tobacco PLC	6,952,711	3.2
92,678		British Land Co. PLC	630,235	0.3
798,580		BT Group PLC	2,428,159	1.1
32,142		Bunzl PLC	970,651	0.5
39,049		Burberry Group PLC	857,478	0.4
15,732		Carnival PLC	755,479	0.4
536,842		Centrica PLC	926,038	0.4
151,447		Compass Group PLC	3,187,177	1.5
78,496		CRH PLC - London	2,077,938	1.0
12,164		Croda International PLC	726,445	0.3
231,216		Diageo PLC	8,262,366	3.8
131,749		Direct Line Insurance Group PLC	535,552	0.3
121,647		DS Smith PLC	463,908	0.2
23,670		easyJet PLC	333,530	0.2
48,510		Evraz PLC	297,050	0.1
87,607		Experian PLC	2,123,763	1.0
466,555		GlaxoSmithKline PLC	8,891,615	4.1
55,021		GVC Holdings PLC	472,353	0.2
36,266		Halma PLC	631,769	0.3
25,154		Hargreaves Lansdown PLC	593,257	0.3
13,390		Hikma Pharmaceuticals PLC	292,813	0.1
1,923,976		HSBC Holdings PLC	15,872,294	7.4
90,910		Imperial Brands PLC	2,759,276	1.3
119,209		Informa PLC	956,858	0.4
18,240		InterContinental Hotels Group PLC	986,653	0.5
151,771		International Consolidated Airlines Group SA	1,197,098	0.6
15,447		Intertek Group PLC	945,401	0.4
356,663		ITV PLC	567,688	0.3
154,746		J Sainsbury PLC	523,119	0.2
63,104		John Wood Group PLC	406,008	0.2
18,182		Johnson Matthey PLC	649,200	0.3
205,825		Kingfisher PLC	541,174	0.3
68,216		Land Securities Group PLC	700,432	0.3
566,551		Legal & General Group PLC	1,669,268	0.8
6,800,114		Lloyds Banking Group Plc	4,482,506	2.1
29,850		London Stock Exchange Group PLC	1,548,635	0.7
155,576		Marks & Spencer Group PLC	487,948	0.2
460,594		Melrose Industries PLC	962,229	0.4
40,022		Micro Focus International PLC	701,130	0.3
35,082		Mondi PLC	730,679	0.3
325,172		National Grid PLC	3,181,263	1.5
12,800		Next PLC	651,736	0.3
42,986	(2)	Ocado Group PLC	433,281	0.2
74,551		Pearson PLC	893,113	0.4
30,095		Persimmon PLC	741,113	0.3
248,075		Prudential PLC	4,429,741	2.1
59,923		Reckitt Benckiser Group PLC	4,588,683	2.1
183,035		Relx PLC (GBP Exchange)	3,774,255	1.8
176,596		Rentokil Initial PLC	759,716	0.4
85,055		Rightmove PLC	468,746	0.2
108,105		Rio Tinto PLC	5,177,409	2.4
161,078		Rolls-Royce Holdings PLC	1,696,958	0.8
432,521		Royal Bank of Scotland Group PLC	1,199,838	0.6
98,106		RSA Insurance Group PLC	643,846	0.3
103,763		Sage Group PLC/The	795,804	0.4
10,690		Schroders PLC	332,928	0.2

See Accompanying Notes to Financial Statements

35

Voya FTSE 100 Index® Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

98,308	SSE PLC	1,357,592	0.6
96,494	Segro PLC	724,394	0.3
22,666	Severn Trent PLC	525,413	0.2
83,768	Smith & Nephew PLC	1,568,025	0.7
37,903	Smiths Group PLC	659,852	0.3
7,026	Spirax-Sarco Engineering PLC	559,241	0.3
49,945	St. James's Place PLC	601,528	0.3
258,884	Standard Chartered PLC	2,011,960	0.9
241,692	Standard Life Aberdeen PLC	791,384	0.4
311,332	Taylor Wimpey PLC	541,362	0.3
925,160	Tesco PLC	2,243,663	1.0
104,618	Unilever PLC	5,492,738	2.6
65,314	United Utilities Group PLC	614,115	0.3
2,555,694	Vodafone Group PLC	4,969,010	2.3
17,556	Whitbread PLC	1,025,215	0.5
208,030	WM Morrison Supermarkets PLC	565,539	0.3
117,335	WPP PLC	1,276,956	0.6
		169,246,296	78.7

	Total Common Stock
	(Cost $225,721,356)	206,610,548	96.1

PREFERRED STOCK: 0.0%
	United Kingdom: 0.0%
7,268,506	(2) Rolls-Royce Holdings PLC - C Shares	9,265	0.0

	Total Preferred Stock
	(Cost $9,315)	9,265	0.0

CLOSED-END FUNDS: 0.4%
	United Kingdom: 0.4%
137,991	Scottish Mortgage Investment Trust PLC	820,991	0.4

	Total Closed-End Funds
	(Cost $653,006)	820,991	0.4

	Total Long-Term Investments
	(Cost $226,383,677)	207,440,804	96.5

SHORT-TERM INVESTMENTS: 0.5%
	Mutual Funds: 0.5%
1,126,000	(3) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340%
	(Cost $1,126,000)	1,126,000	0.5

	Total Short-Term Investments
	(Cost $1,126,000)	1,126,000	0.5

	Total Investments in Securities (Cost $227,509,677)	$208,566,804	97.0
	Assets in Excess of Other Liabilities	6,527,880	3.0
	Net Assets	$215,094,684	100.0

(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Non-income producing security.
(3)	Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

36

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.4%
		Australia: 6.9%
79,135		AGL Energy Ltd.	1,149,215	0.1
296,490		Alumina Ltd.	480,256	0.0
141,815		Amcor Ltd.	1,324,190	0.1
347,513		AMP Ltd.	599,901	0.0
143,849		APA Group	861,676	0.1
69,960		Aristocrat Leisure Ltd.	1,076,949	0.1
23,691		ASX Ltd.	1,001,059	0.1
241,048		Aurizon Holdings Ltd.	727,242	0.0
208,326		AusNet Services	228,308	0.0
348,870		Australia & New Zealand Banking Group Ltd.	6,028,009	0.4
48,400		Bank of Queensland Ltd.	330,817	0.0
58,532		Bendigo and Adelaide Bank Ltd.	444,722	0.0
874,585	(1),(2)	BGP Holdings PLC	–	–
357,763		BHP Billiton Ltd.	8,647,505	0.5
257,079		BHP Group PLC	5,432,340	0.3
66,650		BlueScope Steel Ltd.	514,146	0.0
141,097		Boral Ltd.	491,019	0.0
195,178		Brambles Ltd.	1,396,429	0.1
31,246		Caltex Australia Ltd.	560,595	0.0
66,655		Challenger Ltd.	445,630	0.0
12,027		CIMIC Group Ltd.	367,785	0.0
62,952		Coca-Cola Amatil Ltd.	363,080	0.0
6,917		Cochlear Ltd.	847,530	0.1
136,878	(2)	Coles Group Ltd.	1,131,852	0.1
213,375		Commonwealth Bank of Australia	10,883,756	0.7
55,619		Computershare Ltd.	674,061	0.0
46,859		Crown Resorts Ltd.	391,615	0.0
54,950		CSL Ltd.	7,177,449	0.5
124,891		Dexus	934,761	0.1
7,346		Domino's Pizza Enterprises Ltd.	210,442	0.0
6,735		Flight Centre Travel Group Ltd.	203,677	0.0
192,001		Fortescue Metals Group Ltd.	566,170	0.0
201,552		Goodman Group	1,509,798	0.1
220,367		GPT Group	829,250	0.1
64,792	(3)	Harvey Norman Holdings Ltd.	144,219	0.0
202,875		Incitec Pivot Ltd.	468,951	0.0
276,103		Insurance Australia Group Ltd.	1,361,798	0.1
70,123		Lend Lease Corp., Ltd.	574,462	0.0
39,027		Macquarie Group Ltd.	2,989,310	0.2
331,069		Medibank Pvt Ltd.	599,362	0.0
457,432		Mirvac Group	722,434	0.0
330,891		National Australia Bank Ltd.	5,614,995	0.4
93,783		Newcrest Mining Ltd.	1,441,357	0.1
167,315		Oil Search Ltd.	842,767	0.1
45,471		Orica Ltd.	552,677	0.0
216,254	(2)	Origin Energy Ltd.	986,470	0.1
164,465		QBE Insurance Group Ltd.	1,171,091	0.1
17,031		Ramsay Health Care Ltd.	692,761	0.0
6,390		REA Group Ltd.	333,381	0.0
45,115		Rio Tinto Ltd.	2,496,934	0.2
216,278		Santos Ltd.	834,103	0.1
642,133		Scentre Group	1,765,332	0.1
40,889		Seek Ltd.	487,813	0.0
49,732		Sonic Healthcare Ltd.	775,825	0.1
378,984		South32 Ltd. - AUD	901,532	0.1
242,587		South32 Ltd. - GBP	572,594	0.0
300,136		Stockland	744,575	0.1
157,701		Suncorp Group Ltd.	1,403,502	0.1
136,842		Sydney Airport	648,881	0.0
236,550		Tabcorp Holdings Ltd.	715,144	0.0
507,332		Telstra Corp., Ltd.	1,018,144	0.1
45,689		TPG Telecom Ltd.	207,247	0.0
319,890		Transurban Group - Stapled Security	2,625,505	0.2
87,683		Treasury Wine Estates Ltd.	914,339	0.1
396,503		Vicinity Centres	726,543	0.0
12,207		Washington H Soul Pattinson & Co. Ltd.	214,070	0.0
136,878		Wesfarmers Ltd.	3,109,683	0.2
416,261		Westpac Banking Corp.	7,355,283	0.5
113,257		Woodside Petroleum Ltd.	2,494,756	0.2
158,453		Woolworths Group Ltd	3,286,948	0.2
37,982		WorleyParsons Ltd.	305,066	0.0
			109,931,088	6.9

		Austria: 0.2%
8,860		Andritz AG	406,905	0.0
36,718		Erste Group Bank AG	1,216,866	0.1
17,933		OMV AG	784,269	0.0
17,920		Raiffeisen International Bank Holding AG	457,264	0.1
8,026	(3)	Verbund - Oesterreichische Elektrizitaetswirtschafts AG	343,606	0.0
13,729		Voestalpine AG	410,947	0.0
			3,619,857	0.2

		Belgium: 0.9%
22,693		Ageas	1,021,541	0.1
92,657		Anheuser-Busch InBev SA/NV	6,104,159	0.4
18,644		Proximus SADP	504,485	0.0
7,534		Colruyt S.A.	537,334	0.0
9,876		Groupe Bruxelles Lambert S.A.	860,622	0.0
30,244		KBC Group NV	1,945,868	0.1
9,130		Solvay S.A.	913,022	0.1
6,246		Telenet Group Holding NV	290,517	0.0
15,321		UCB S.A.	1,251,368	0.1
25,639		Umicore SA	1,023,126	0.1
			14,452,042	0.9

		China: 0.2%
3,960	(2)	BeiGene Ltd. ADR	555,429	0.1
448,417		BOC Hong Kong Holdings Ltd.	1,664,401	0.1
88,000		Minth Group Ltd.	283,974	0.0
			2,503,804	0.2

		Denmark: 1.7%
450		AP Moller - Maersk A/S - Class A	533,909	0.0

See Accompanying Notes to Financial Statements

37

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

802		AP Moller - Maersk A/S - Class B	1,008,861	0.1
12,852		Carlsberg A/S	1,367,184	0.1
11,906		Chr Hansen Holding A/S	1,056,857	0.1
14,306		Coloplast A/S	1,330,681	0.1
87,789		Danske Bank A/S	1,742,823	0.1
22,715		DSV A/S	1,500,154	0.1
7,358	(2)	Genmab A/S	1,209,806	0.1
8,454		H Lundbeck A/S	372,085	0.0
20,060		ISS A/S	561,616	0.1
221,227		Novo Nordisk A/S	10,160,311	0.6
26,543		Novozymes A/S	1,186,006	0.1
22,754	(4)	Orsted A/S	1,522,648	0.1
13,290		Pandora A/S	542,563	0.0
13,987		Tryg A/S	352,766	0.0
23,858		Vestas Wind Systems A/S	1,806,018	0.1
13,455	(2)	William Demant Holding A/S	383,089	0.0
			26,637,377	1.7

		Finland: 1.2%
17,550		Elisa OYJ	726,909	0.0
54,728		Fortum OYJ	1,197,962	0.1
41,073		Kone OYJ	1,960,884	0.1
13,050		Metso Oyj	342,854	0.0
15,752		Neste Oyj	1,219,562	0.1
511,914		Nokia OYJ - Finland	2,971,726	0.2
172,697		Nokia OYJ - France	1,001,496	0.1
14,121		Nokian Renkaat OYJ	433,708	0.0
369,033	(2)	Nordea Bank Abp	3,106,593	0.2
12,809		Orion Oyj	445,612	0.0
53,436		Sampo OYJ	2,368,268	0.1
68,121		Stora Enso OYJ	789,776	0.1
64,473		UPM-Kymmene OYJ	1,632,060	0.1
54,195		Wartsila OYJ	865,114	0.1
			19,062,524	1.2

		France: 9.8%
22,804		Accor S.A.	969,727	0.1
3,689		Aeroports de Paris	699,536	0.0
52,336		Air Liquide SA	6,498,864	0.4
19,246		Alstom SA	777,432	0.1
7,381	(4)	Amundi SA	390,241	0.0
8,538		Arkema SA	732,973	0.1
11,671		Atos SE	956,271	0.1
236,044		AXA S.A.	5,094,285	0.3
5,089		BioMerieux	335,673	0.0
136,479		BNP Paribas	6,163,500	0.4
106,180		Bollore SA	425,703	0.0
26,999		Bouygues SA	969,503	0.1
32,839		Bureau Veritas SA	669,174	0.0
19,364		Capgemini SE	1,926,043	0.1
70,237		Carrefour S.A.	1,200,136	0.1
6,917		Casino Guichard Perrachon S.A.	288,047	0.0
60,314		Cie de Saint-Gobain	2,002,216	0.1
20,652		Cie Generale des Etablissements Michelin SCA	2,032,716	0.1
21,296		CNP Assurances	452,040	0.0
138,277		Credit Agricole SA	1,488,198	0.1
74,865		Danone	5,276,686	0.3
304		Dassault Aviation SA	421,453	0.0
15,771		Dassault Systemes SE	1,873,279	0.1
28,923		Edenred	1,065,205	0.1
9,780		Eiffage SA	817,680	0.1
72,086		Electricite de France SA	1,140,897	0.1
220,499		Engie SA	3,168,118	0.2
34,745		EssilorLuxottica SA	4,404,208	0.3
5,919		Eurazeo SE	419,046	0.0
1,368		Eurofins Scientific SE	510,922	0.0
20,975		Eutelsat Communications	413,232	0.0
9,134		Faurecia SA	344,638	0.0
5,529		Covivio	533,456	0.0
5,639		Gecina S.A.	729,969	0.0
56,189		Getlink SE	755,032	0.1
3,829		Hermes International	2,127,244	0.1
4,228		ICADE	322,227	0.0
3,248		Iliad SA	455,833	0.0
4,184		Imerys SA	201,074	0.0
7,136		Ingenico Group SA	404,808	0.0
4,542		Ipsen SA	587,675	0.0
8,734		JC Decaux SA	245,383	0.0
25,349		Klepierre SA	783,389	0.1
32,188		Legrand S.A.	1,819,669	0.1
30,821		L'Oreal S.A.	7,052,603	0.4
33,717		LVMH Moet Hennessy Louis Vuitton SE	9,871,536	0.6
117,494		Natixis SA	554,159	0.0
240,550	(3)	Orange SA	3,898,303	0.2
25,586		Pernod Ricard SA	4,199,193	0.3
71,364		Peugeot S.A.	1,522,039	0.1
9,223		Kering SA	4,320,689	0.3
25,284		Publicis Groupe	1,442,622	0.1
2,760	(3)	Remy Cointreau SA	312,907	0.0
23,308		Renault S.A.	1,451,930	0.1
36,513		Rexel SA	388,941	0.0
40,619		Safran S.A.	4,871,644	0.3
136,053		Sanofi	11,802,598	0.7
3,305		Sartorius Stedim Biotech	330,895	0.0
66,286		Schneider Electric SE	4,496,268	0.3
19,979	(2)	SCOR SE	898,184	0.1
2,773		SEB SA	358,382	0.0
3,193		Societe BIC S.A.	326,180	0.0
92,902		Societe Generale	2,945,419	0.2
11,019		Sodexo SA	1,130,060	0.1
46,468		SUEZ	613,866	0.1
7,003		Teleperformance	1,120,270	0.1
12,896		Thales S.A.	1,506,992	0.1
289,448		Total SA	15,266,984	1.0
9,526	(2)	UbiSoft Entertainment	767,434	0.1
16,631	(2)	Unibail-Rodamco-Westfield	2,573,559	0.2
28,745		Valeo SA	838,366	0.1
65,047		Veolia Environnement	1,332,112	0.1
61,674		Vinci SA	5,071,582	0.3
125,801		Vivendi SA	3,049,082	0.2
3,378		Wendel	405,209	0.0
			157,613,409	9.8

		Germany: 7.8%
22,915		Adidas AG	4,788,989	0.3
52,359		Allianz SE	10,521,828	0.7
88,010		Aroundtown SA	730,128	0.0
5,951		Axel Springer AG	337,161	0.0
111,938		BASF SE	7,796,899	0.5
112,956		Bayer AG	7,855,960	0.5
39,373		Bayerische Motoren Werke AG	3,193,356	0.2
12,319		Beiersdorf AG	1,284,903	0.1
18,788		Brenntag AG	820,082	0.1

See Accompanying Notes to Financial Statements

38

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

122,559	(2)	Commerzbank AG	813,804	0.1
13,330		Continental AG	1,856,017	0.1
23,366	(4)	Covestro AG	1,157,190	0.1
110,333		Daimler AG	5,816,201	0.4
11,115	(2),(4)	Delivery Hero SE	414,968	0.0
237,857		Deutsche Bank AG	1,896,956	0.1
23,287		Deutsche Boerse AG	2,784,088	0.2
28,066		Deutsche Lufthansa AG	633,831	0.0
120,094		Deutsche Post AG	3,279,676	0.2
405,899		Deutsche Telekom AG	6,898,962	0.4
42,657		Deutsche Wohnen SE	1,949,460	0.1
6,540	(3)	1&1 Drillisch AG	334,007	0.0
265,982		E.ON AG	2,625,598	0.2
20,582		Evonik Industries AG	513,751	0.0
5,031		Fraport AG Frankfurt Airport Services Worldwide	360,059	0.0
50,505		Fresenius SE & Co. KGaA	2,441,117	0.2
26,034		Fresenius Medical Care AG & Co. KGaA	1,687,557	0.1
20,021		GEA Group AG	515,455	0.0
7,371		Hannover Rueck SE	993,392	0.1
18,235		HeidelbergCement AG	1,117,767	0.1
12,874		Henkel AG & Co. KGaA	1,267,098	0.1
2,576		Hochtief AG	347,893	0.0
7,634		Hugo Boss AG	470,593	0.0
137,716		Infineon Technologies AG	2,757,307	0.2
17,344	(4)	Innogy SE	809,894	0.1
8,539		KION Group AG	434,240	0.0
10,437		LANXESS AG	479,857	0.0
15,510		Merck KGaA	1,596,486	0.1
22,082	(3)	Metro AG	339,779	0.0
6,361		MTU Aero Engines AG	1,155,169	0.1
18,319		Muenchener Rueckversicherungs-Gesellschaft AG	3,995,355	0.3
12,003		Osram Licht AG	522,354	0.0
27,869		ProSiebenSat.1 Media SE	495,890	0.0
1,005		Puma SE	491,682	0.0
63,422		RWE AG	1,381,325	0.1
119,138		SAP SE	11,824,420	0.7
92,789		Siemens AG	10,355,411	0.6
18,570	(2),(4)	Siemens Healthineers AG	775,979	0.1
15,031		Symrise AG	1,113,694	0.1
92,198		Telefonica Deutschland Holding AG	362,884	0.0
52,461		ThyssenKrupp AG	901,174	0.1
53,119		TUI AG	763,465	0.1
25,033		Uniper SE	645,739	0.0
15,175		United Internet AG	664,189	0.0
4,313		Volkswagen AG	689,970	0.0
58,469		Vonovia SE	2,635,722	0.2
14,182		Wirecard AG	2,137,970	0.1
13,319	(2),(3),(4)	Zalando SE	344,143	0.0
			125,178,844	7.8

		Hong Kong: 3.4%
1,468,299		AIA Group Ltd.	12,196,887	0.8
37,000		ASM Pacific Technology Ltd.	357,205	0.0
150,352		Bank of East Asia Ltd.	476,850	0.0
313,199		CK Asset Holdings Ltd.	2,291,545	0.1
328,199		CK Hutchison Holdings Ltd.	3,150,123	0.2
80,402		CK Infrastructure Holdings Ltd.	608,459	0.0
198,865		CLP Holdings Ltd.	2,247,353	0.1
40,787		Dairy Farm International Holdings Ltd.	369,122	0.0
289,159		Galaxy Entertainment Group Ltd.	1,826,517	0.1
101,000		Hang Lung Group Ltd.	257,517	0.0
245,823		Hang Lung Properties Ltd.	467,242	0.0
92,436		Hang Seng Bank Ltd.	2,070,682	0.1
159,509		Henderson Land Development Co., Ltd.	793,886	0.1
324,000		HK Electric Investments & HK Electric Investments Ltd.	326,554	0.0
459,867		HKT Trust / HKT Ltd.	662,452	0.0
1,116,744		Hong Kong & China Gas	2,307,249	0.2
144,488		Hong Kong Exchanges and Clearing Ltd.	4,176,941	0.3
171,845		Power Assets Holdings Ltd.	1,193,876	0.1
143,933		Hongkong Land Holdings Ltd. - HKHGF	907,373	0.1
76,644		Hysan Development Co., Ltd.	364,472	0.0
26,804		Jardine Matheson Holdings Ltd.	1,866,329	0.1
27,100		Jardine Strategic Holdings Ltd.	993,599	0.1
82,060		Kerry Properties Ltd.	280,078	0.0
259,532		Link REIT	2,631,064	0.2
29,408		Melco Resorts & Entertainment Ltd ADR	518,169	0.1
183,144		MTR Corp.	963,855	0.1
748,094		New World Development Ltd.	988,060	0.1
192,660		NWS Holdings Ltd.	395,603	0.0
490,000		PCCW Ltd.	282,152	0.0
151,385		Shangri-La Asia Ltd.	223,484	0.0
408,626		Sino Land Co.	700,091	0.0
191,971		Sun Hung Kai Properties Ltd.	2,739,738	0.2
60,120		Swire Pacific Ltd.	634,747	0.0
142,825		Swire Properties Ltd.	501,836	0.0
169,500		Techtronic Industries Co., Ltd.	899,480	0.1
1,085,500	(4)	WH Group Ltd.	833,715	0.1
143,857		Wharf Holdings Ltd.	375,050	0.0
145,857		Wharf Real Estate Investment Co. Ltd.	872,358	0.1
101,504		Wheelock & Co., Ltd.	581,107	0.0
90,949		Yue Yuen Industrial Holdings	291,154	0.0
			54,623,974	3.4

		Ireland: 0.5%
98,310		AIB Group PLC	414,545	0.0
118,370		Bank of Ireland Group PLC	658,342	0.0
40,962		CRH PLC	1,084,954	0.1
12,064		DCC PLC	920,246	0.1
54,618		James Hardie Industries SE	595,051	0.0
8,621		Kerry Group PLC - KYG	853,676	0.1

See Accompanying Notes to Financial Statements

39

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

10,633		Kerry Group PLC - KYGA	1,044,673	0.1
17,808		Kingspan Group Plc	763,384	0.1
10,030		Paddy Power Betfair PLC	823,393	0.0
2,975	(2)	Ryanair Holdings PLC ADR	212,237	0.0
27,491		Smurfit Kappa PLC	731,471	0.0
			8,101,972	0.5

		Israel: 0.5%
5,330		Azrieli Group Ltd.	254,996	0.0
130,142		Bank Hapoalim BM	823,038	0.1
179,089		Bank Leumi Le-Israel BM	1,082,595	0.1
244,825		Bezeq Israeli Telecommunication Corp., Ltd.	238,908	0.0
15,385	(2)	Check Point Software Technologies	1,579,270	0.1
2,876		Elbit Systems Ltd.	330,131	0.0
86,067		Israel Chemicals Ltd.	489,384	0.0
17,569		Mizrahi Tefahot Bank Ltd.	296,729	0.0
7,564	(2)	Nice Ltd.	819,494	0.1
117,451		Teva Pharmaceutical Industries Ltd. ADR	1,811,094	0.1
5,172	(2)	Wix.com Ltd.	467,239	0.0
			8,192,878	0.5

		Italy: 1.9%
143,604		Assicurazioni Generali S.p.A.	2,400,198	0.2
60,455		Atlantia S.p.A	1,251,126	0.1
69,878		Davide Campari-Milano SpA	591,755	0.0
977,892		Enel S.p.A.	5,669,086	0.4
309,319		ENI S.p.A.	4,886,381	0.3
14,871		Ferrari NV	1,479,726	0.1
49,764		Leonardo SpA	438,432	0.0
1,815,858		Intesa Sanpaolo SpA	4,043,235	0.3
74,317		Mediobanca Banca di Credito Finanziario SpA	628,830	0.0
21,466		Moncler SpA	714,339	0.0
49,777	(2),(4)	Pirelli & C SpA	319,876	0.0
63,471	(4)	Poste Italiane SpA	508,956	0.0
28,942		Prysmian SpA	563,126	0.0
12,669		Recordati S.p.A.	438,731	0.0
278,272		Snam SpA	1,218,377	0.1
1,339,414	(2)	Telecom Italia S.p.A. - TIT	741,512	0.1
751,165		Telecom Italia S.p.A. - TITR	360,275	0.0
173,822		Terna Rete Elettrica Nazionale SpA	987,161	0.1
244,019		UniCredit SpA	2,763,982	0.2
			30,005,104	1.9

		Japan: 23.0%
3,900		ABC-Mart, Inc.	215,978	0.0
44,443	(3)	Acom Co., Ltd.	144,574	0.0
73,980		Aeon Co., Ltd.	1,446,018	0.1
13,498		AEON Financial Service Co., Ltd.	239,466	0.0
13,842		Aeon Mall Co., Ltd.	220,527	0.0
17,143		Air Water, Inc.	258,367	0.0
20,111		Aisin Seiki Co., Ltd.	691,335	0.1
55,828		Ajinomoto Co., Inc.	992,013	0.1
22,468		Alfresa Holdings Corp.	572,701	0.0
13,489		ANA Holdings, Inc.	484,243	0.0
22,800		Alps Electric Co., Ltd.	442,101	0.0
39,989		Amada Holdings Co., Ltd.	358,977	0.0
14,568		Aozora Bank Ltd.	434,197	0.0
22,421		AGC, Inc.	696,911	0.1
44,158		Asahi Group Holdings, Ltd.	1,711,291	0.1
11,600		Asahi Intecc Co. Ltd.	490,743	0.0
152,753		Asahi Kasei Corp.	1,567,762	0.1
18,549		Asics Corp.	235,584	0.0
230,720		Astellas Pharma, Inc.	2,947,824	0.2
24,393		Bandai Namco Holdings, Inc.	1,095,227	0.1
6,411		Bank of Kochi Ltd./The	263,459	0.0
8,637		Benesse Holdings, Inc.	219,712	0.0
73,743		Bridgestone Corp.	2,829,211	0.2
27,386		Brother Industries Ltd.	405,348	0.0
9,301		Calbee, Inc.	290,511	0.0
121,293		Canon, Inc.	3,337,461	0.2
23,587		Casio Computer Co., Ltd.	279,653	0.0
17,528		Central Japan Railway Co.	3,698,186	0.2
75,566		Chiba Bank Ltd.	420,939	0.0
74,642		Chubu Electric Power Co., Inc.	1,060,620	0.1
26,906		Chugai Pharmaceutical Co., Ltd.	1,560,527	0.1
34,572		Chugoku Electric Power Co., Inc.	449,288	0.0
16,600		Coca-Cola Bottlers Japan, Inc.	495,030	0.0
133,209		Concordia Financial Group Ltd.	509,009	0.0
18,724		Credit Saison Co., Ltd.	219,378	0.0
12,200		CyberAgent, Inc.	471,623	0.0
29,874		Dai Nippon Printing Co., Ltd.	623,593	0.1
30,884		Daicel Corp.	317,044	0.0
12,000		Daifuku Co., Ltd.	544,086	0.0
130,183		Dai-ichi Life Holdings, Inc.	2,021,695	0.1
68,893		Daiichi Sankyo Co., Ltd.	2,203,592	0.1
30,098		Daikin Industries Ltd.	3,198,077	0.2
8,781		Daito Trust Construction Co., Ltd.	1,202,150	0.1
68,354		Daiwa House Industry Co., Ltd.	2,180,385	0.1
210		Daiwa House REIT Investment Corp.	470,426	0.0
196,421		Daiwa Securities Group, Inc.	996,962	0.1
12,500		Dena Co., Ltd.	208,498	0.0
52,767		Denso Corp.	2,335,873	0.2
26,203		Dentsu, Inc.	1,170,246	0.1
3,400		Disco Corp.	395,313	0.0
14,542		Don Quijote Holdings Co. Ltd.	899,081	0.1
37,433		East Japan Railway Co.	3,305,714	0.2
30,579		Eisai Co., Ltd.	2,367,421	0.2
17,642		Electric Power Development Co., Ltd.	418,643	0.0
7,738		FamilyMart UNY Holdings Co., Ltd.	973,861	0.1
23,693		Fanuc Ltd.	3,595,643	0.2

See Accompanying Notes to Financial Statements

40

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

7,142		Fast Retailing Co., Ltd.	3,647,712	0.2
14,323		Fuji Electric Holdings Co., Ltd.	421,848	0.0
46,660		Fuji Film Holdings Corp.	1,808,752	0.1
24,013		Fujitsu Ltd.	1,496,878	0.1
18,143		Fukuoka Financial Group, Inc.	367,823	0.0
28,700		Hakuhodo DY Holdings, Inc.	409,561	0.0
17,242		Hamamatsu Photonics KK	577,824	0.0
27,957		Hankyu Hanshin Holdings, Inc.	929,505	0.1
2,700		Hikari Tsushin, Inc.	422,026	0.0
31,532		Hino Motors Ltd.	296,922	0.0
3,864		Hirose Electric Co., Ltd.	378,030	0.0
7,129		Hisamitsu Pharmaceutical Co., Inc.	393,539	0.0
12,000		Hitachi Chemical Co., Ltd.	180,525	0.0
13,410		Hitachi Construction Machinery Co., Ltd.	313,810	0.0
8,700		Hitachi High-Technologies Corp.	272,435	0.0
118,091		Hitachi Ltd.	3,130,622	0.2
25,510		Hitachi Metals Ltd.	265,318	0.0
198,542		Honda Motor Co., Ltd.	5,230,602	0.3
6,500		Hoshizaki Corp.	394,412	0.0
46,037		Hoya Corp.	2,776,033	0.2
37,164		Hulic Co. Ltd.	332,111	0.0
16,644		Idemitsu Kosan Co., Ltd.	541,374	0.0
17,942		IHI Corp.	494,153	0.0
17,391		Iida Group Holdings Co. Ltd.	301,232	0.0
124,216		Inpex Corp.	1,100,656	0.1
40,366		Isetan Mitsukoshi Holdings Ltd.	445,992	0.0
67,868		Isuzu Motors Ltd.	951,992	0.1
170,716		Itochu Corp.	2,899,233	0.2
28,652		J Front Retailing Co., Ltd.	327,941	0.0
13,578		Japan Airlines Co. Ltd.	481,219	0.0
5,400		Japan Airport Terminal Co., Ltd.	186,675	0.0
62,014		Japan Exchange Group, Inc.	1,000,279	0.1
48,700		Japan Post Bank Co. Ltd.	536,176	0.0
191,800		Japan Post Holdings Co. Ltd.	2,214,529	0.2
96		Japan Prime Realty Investment Corp.	364,548	0.0
161		Japan Real Estate Investment Corp.	903,962	0.1
322		Japan Retail Fund Investment Corp.	642,574	0.1
133,902		Japan Tobacco, Inc.	3,181,659	0.2
60,502		JFE Holdings, Inc.	963,696	0.1
25,339		JGC Corp.	356,628	0.0
23,235		JSR Corp.	348,770	0.0
24,565		JTEKT Corp.	271,683	0.0
394,164		JXTG Holdings, Inc.	2,047,101	0.1
53,454		Kajima Corp.	718,053	0.1
16,623		Kakaku.com, Inc.	294,040	0.0
13,260		Kamigumi Co., Ltd.	271,283	0.0
6,400		Kaneka Corp.	229,199	0.0
85,062		Kansai Electric Power Co., Inc.	1,275,651	0.1
21,653		Kansai Paint Co., Ltd.	415,896	0.0
60,275		Kao Corp.	4,461,413	0.3
17,353		Kawasaki Heavy Industries Ltd.	370,308	0.0
215,601		KDDI Corp.	5,151,769	0.3
11,800		Keihan Holdings Co., Ltd.	480,812	0.0
27,508		Keikyu Corp.	449,518	0.0
12,768		Keio Corp.	743,008	0.1
15,898		Keisei Electric Railway Co., Ltd.	498,101	0.0
11,844		Keyence Corp.	5,986,501	0.4
17,834		Kikkoman Corp.	954,379	0.1
20,697		Kintetsu Group Holdings Co., Ltd.	899,349	0.1
100,056		Kirin Holdings Co., Ltd.	2,086,324	0.1
5,900		Kobayashi Pharmaceutical Co., Ltd.	400,112	0.0
38,276		Kobe Steel Ltd.	265,299	0.0
12,400		Koito Manufacturing Co., Ltd.	639,760	0.1
111,983		Komatsu Ltd.	2,406,509	0.2
11,566		Konami Holdings Corp.	508,233	0.0
54,923		Konica Minolta, Inc.	494,385	0.0
3,600		Kose Corp.	565,480	0.0
119,422		Kubota Corp.	1,697,431	0.1
38,767		Kuraray Co., Ltd.	545,240	0.0
11,348		Kurita Water Industries, Ltd.	274,746	0.0
38,794		Kyocera Corp.	1,939,121	0.1
31,514		Kyowa Hakko Kirin Co., Ltd.	595,491	0.0
47,360		Kyushu Electric Power Co., Inc.	563,945	0.0
19,300		Kyushu Railway Co.	652,973	0.1
5,964		Lawson, Inc.	377,250	0.0
8,800	(2),(3)	LINE Corp.	300,544	0.0
27,100		Lion Corp.	560,090	0.0
31,792		LIXIL Group Corp.	394,126	0.0
51,700		M3, Inc.	696,462	0.1
27,608		Makita Corp.	980,528	0.1
190,956		Marubeni Corp.	1,339,845	0.1
23,619		Marui Group Co., Ltd.	457,734	0.0
6,500		Maruichi Steel Tube Ltd.	203,904	0.0
70,366		Mazda Motor Corp.	723,391	0.1
7,700	(3)	McDonald's Holdings Co. Japan Ltd.	327,081	0.0
104,262		Mebuki Financial Group, Inc.	275,731	0.0
21,100		Medipal Holdings Corp.	451,418	0.0
14,688		MEIJI Holdings Co., Ltd.	1,197,035	0.1
46,000		Minebea Mitsumi, Inc.	663,321	0.1
34,900		Misumi Group, Inc.	735,230	0.1
157,048		Mitsubishi Chemical Holdings Corp.	1,186,492	0.1
164,493		Mitsubishi Corp.	4,509,832	0.3
220,761		Mitsubishi Electric Corp.	2,434,463	0.2
143,827		Mitsubishi Estate Co., Ltd.	2,262,903	0.2
19,439		Mitsubishi Gas Chemical Co., Inc.	291,188	0.0
36,919		Mitsubishi Heavy Industries Ltd.	1,324,741	0.1
13,151		Mitsubishi Materials Corp.	346,538	0.0

See Accompanying Notes to Financial Statements

41

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

81,115		Mitsubishi Motors Corp.	441,728	0.0
31,213		Mitsubishi Tanabe Pharma Corp.	450,578	0.0
1,428,106		Mitsubishi UFJ Financial Group, Inc.	7,008,652	0.4
48,976		Mitsubishi UFJ Lease & Finance Co., Ltd.	234,743	0.0
201,701		Mitsui & Co., Ltd.	3,098,796	0.2
22,114		Mitsui Chemicals, Inc.	499,251	0.0
107,519		Mitsui Fudosan Co., Ltd.	2,388,202	0.2
13,293		Mitsui OSK Lines Ltd.	287,659	0.0
57,754		MS&AD Insurance Group Holdings, Inc.	1,641,674	0.1
2,935,161		Mizuho Financial Group, Inc.	4,541,389	0.3
14,700		MonotaRO Co. Ltd.	362,375	0.0
22,048		Murata Manufacturing Co., Ltd.	2,970,964	0.2
13,221		Nabtesco Corp.	286,247	0.0
21,400		Nagoya Railroad Co., Ltd.	563,601	0.0
32,120		NEC Corp.	955,052	0.1
53,700	(2)	Nexon Co. Ltd.	693,242	0.1
31,669		NGK Insulators Ltd.	429,243	0.0
19,185		NGK Spark Plug Co., Ltd.	379,766	0.0
11,109		NH Foods Ltd.	417,610	0.0
27,292		Nidec Corp.	3,088,007	0.2
39,669		Nikon Corp.	590,875	0.0
13,794		Nintendo Co., Ltd.	3,662,847	0.2
214		Nippon Prologis REIT, Inc.	451,641	0.0
164		Nippon Building Fund, Inc.	1,032,680	0.1
9,982		Nippon Electric Glass Co., Ltd.	244,555	0.0
9,022		Nippon Express Co., Ltd.	501,202	0.0
17,517		Nippon Paint Holdings Co., Ltd.	596,831	0.0
92,780		Nippon Steel & Sumitomo Metal Corp.	1,594,043	0.1
84,398		Nippon Telegraph & Telephone Corp.	3,443,381	0.2
18,903		Nippon Yusen KK	289,049	0.0
15,300		Nissan Chemical Corp.	798,399	0.1
281,492		Nissan Motor Co., Ltd.	2,251,745	0.2
24,167		Nisshin Seifun Group, Inc.	497,754	0.0
7,717		Nissin Food Products Co., Ltd.	483,522	0.0
9,706		Nitori Co., Ltd.	1,215,583	0.1
20,142		Nitto Denko Corp.	1,010,210	0.1
421,326		Nomura Holdings, Inc.	1,596,660	0.1
14,445		Nomura Real Estate Holdings, Inc.	264,886	0.0
475		Nomura Real Estate Master Fund, Inc.	624,959	0.1
14,056		Nomura Research Institute Ltd.	521,234	0.0
42,449		NSK Ltd.	364,202	0.0
78,020		NTT Data Corp.	852,736	0.1
161,854		NTT DoCoMo, Inc.	3,636,734	0.2
78,015		Obayashi Corp.	706,421	0.1
7,700		Obic Co., Ltd.	594,351	0.0
35,127		Odakyu Electric Railway Co., Ltd.	772,465	0.1
102,826		Oji Holdings Corp.	525,383	0.0
35,857		Olympus Corp.	1,096,678	0.1
23,523		Omron Corp.	852,753	0.1
45,990		Ono Pharmaceutical Co., Ltd.	939,148	0.1
4,700		Oracle Corp. Japan	298,346	0.0
24,280		Oriental Land Co., Ltd.	2,441,827	0.2
159,963		ORIX Corp.	2,337,367	0.2
45,665		Osaka Gas Co., Ltd.	833,020	0.1
12,322		Otsuka Corp.	339,119	0.0
47,146		Otsuka Holdings Co. Ltd.	1,926,588	0.1
267,831		Panasonic Corp.	2,406,039	0.2
13,499		Park24 Co., Ltd.	297,264	0.0
22,000		Persol Holdings Co. Ltd	326,336	0.0
13,500		Pigeon Corp.	575,811	0.0
11,500		Pola Orbis Holdings, Inc.	309,904	0.0
105,470	(2)	Rakuten, Inc.	707,559	0.1
133,800		Recruit Holdings Co. Ltd.	3,232,439	0.2
101,200	(2)	Renesas Electronics Corp.	459,643	0.0
253,713		Resona Holdings, Inc.	1,216,930	0.1
80,832		Ricoh Co., Ltd.	789,884	0.1
3,866		Rinnai Corp.	254,558	0.0
11,350		Rohm Co., Ltd.	724,414	0.1
2,900		Ryohin Keikaku Co., Ltd.	704,070	0.1
5,188		Sankyo Co., Ltd.	197,302	0.0
43,645		Santen Pharmaceutical Co., Ltd.	629,721	0.1
27,170		SBI Holdings, Inc.	529,871	0.0
25,406		Secom Co., Ltd.	2,107,442	0.1
20,010		Sega Sammy Holdings, Inc.	278,954	0.0
27,200		Seibu Holdings, Inc.	473,103	0.0
34,116		Seiko Epson Corp.	476,487	0.0
46,219		Sekisui Chemical Co., Ltd.	687,075	0.1
75,985		Sekisui House Ltd.	1,115,846	0.1
91,771		Seven & I Holdings Co., Ltd.	3,987,919	0.3
67,807		Seven Bank Ltd.	193,565	0.0
12,100		SG Holdings Co. Ltd.	314,630	0.0
24,500		Sharp Corp.	245,291	0.0
27,172		Shimadzu Corp.	535,828	0.0
2,461		Shimamura Co., Ltd.	188,453	0.0
9,055		Shimano, Inc.	1,276,459	0.1
66,492		Shimizu Corp.	540,907	0.0
44,189		Shin-Etsu Chemical Co., Ltd.	3,395,166	0.2
18,894		Shinsei Bank Ltd.	224,617	0.0
33,832		Shionogi & Co., Ltd.	1,930,978	0.1
46,162		Shiseido Co., Ltd.	2,891,032	0.2
52,881		Shizuoka Bank Ltd.	412,210	0.0
16,500	(3)	Showa Denko KK	489,959	0.0
22,519		Showa Shell Sekiyu KK	311,982	0.0
6,936		SMC Corp.	2,088,240	0.1
100,146		SoftBank Group Corp.	6,559,482	0.4
8,800		Sohgo Security Services Co., Ltd.	411,159	0.0
40,513		Sompo Holdings, Inc.	1,376,231	0.1
153,970		Sony Corp.	7,422,835	0.5
21,298		Sony Financial Holdings, Inc.	396,922	0.0
16,088		Stanley Electric Co., Ltd.	450,055	0.0
24,400		ZOZO, Inc.	447,034	0.0
74,535		Subaru Corp.	1,592,319	0.1
28,400		Sumco Corp.	316,291	0.0
179,171		Sumitomo Chemical Co., Ltd.	867,674	0.1

See Accompanying Notes to Financial Statements

42

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

135,855		Sumitomo Corp.	1,927,615	0.1
19,409		Sumitomo Dainippon Pharma Co. Ltd.	618,959	0.1
92,633		Sumitomo Electric Industries Ltd.	1,226,770	0.1
13,496		Sumitomo Heavy Industries	400,172	0.0
28,080		Sumitomo Metal Mining Co., Ltd.	751,967	0.1
161,451		Sumitomo Mitsui Financial Group, Inc.	5,322,243	0.3
40,485		Sumitomo Mitsui Trust Holdings, Inc.	1,474,341	0.1
43,296		Sumitomo Realty & Development Co., Ltd.	1,585,007	0.1
20,459		Sumitomo Rubber Industries, Inc.	240,861	0.0
8,500		Sundrug Co., Ltd.	253,123	0.0
16,734		Suntory Beverage & Food Ltd.	755,584	0.1
8,617		Suzuken Co., Ltd.	438,800	0.0
41,644		Suzuki Motor Corp.	2,099,334	0.1
20,338		Sysmex Corp.	965,874	0.1
68,511		T&D Holdings, Inc.	792,503	0.1
14,500		Taiheiyo Cement Corp.	446,240	0.0
26,161		Taisei Corp.	1,120,434	0.1
4,400		Taisho Pharmaceutical Holdings Co. Ltd.	441,620	0.0
16,025		Taiyo Nippon Sanso Corp.	260,516	0.0
16,844		Takashimaya Co., Ltd.	215,069	0.0
87,062	(3)	Takeda Pharmaceutical Co., Ltd.	2,950,923	0.2
15,712		TDK Corp.	1,099,925	0.1
21,101		Teijin Ltd.	336,770	0.0
36,864		Terumo Corp.	2,079,319	0.1
13,878		THK Co., Ltd.	259,267	0.0
22,785		Tobu Railway Co., Ltd.	615,200	0.1
13,700		Toho Co., Ltd.	496,391	0.0
8,600		Toho Gas Co., Ltd.	361,753	0.0
52,613		Tohoku Electric Power Co., Inc.	692,698	0.1
81,688		Tokio Marine Holdings, Inc.	3,880,893	0.3
5,300		Tokyo Century Corp.	233,426	0.0
178,266	(2)	Tokyo Electric Power Co., Inc.	1,058,907	0.1
19,165		Tokyo Electron Ltd.	2,157,487	0.1
47,172		Tokyo Gas Co., Ltd.	1,193,082	0.1
61,394		Tokyu Corp.	1,003,238	0.1
76,835		Tokyu Fudosan Holdings Corp.	378,722	0.0
29,716		Toppan Printing Co., Ltd.	436,803	0.0
170,603		Toray Industries, Inc.	1,206,183	0.1
78,961		Toshiba Corp.	2,229,615	0.2
30,800		Tosoh Corp.	399,510	0.0
16,934		Toto Ltd.	585,750	0.0
18,185		Toyo Seikan Group Holdings, Ltd.	416,222	0.0
10,388		Toyo Suisan Kaisha Ltd.	361,742	0.0
7,400		Toyoda Gosei Co., Ltd.	145,682	0.0
18,105		Toyota Industries Corp.	833,733	0.1
276,658		Toyota Motor Corp.	16,014,789	1.0
26,254		Toyota Tsusho Corp.	771,407	0.1
14,253	(2)	Trend Micro, Inc.	770,168	0.1
4,400		Tsuruha Holdings, Inc.	376,781	0.0
49,478		Unicharm Corp.	1,600,216	0.1
353		United Urban Investment Corp.	546,700	0.0
26,226		USS Co., Ltd.	440,031	0.0
5,100		Welcia Holdings Co. Ltd.	230,522	0.0
20,121		West Japan Railway Co.	1,421,573	0.1
348,844		Yahoo! Japan Corp.	867,827	0.1
13,985		Yakult Honsha Co., Ltd.	979,002	0.1
72,937		Yamada Denki Co., Ltd.	350,296	0.0
24,000		Yamaguchi Financial Group, Inc.	229,412	0.0
16,607		Yamaha Corp.	706,451	0.1
33,504		Yamaha Motor Co., Ltd.	654,122	0.1
37,501		Yamato Holdings Co., Ltd.	1,028,151	0.1
15,300		Yamazaki Baking Co., Ltd.	320,415	0.0
29,042		Yaskawa Electric Corp.	709,908	0.1
27,473		Yokogawa Electric Corp.	474,249	0.0
13,869		Yokohama Rubber Co., Ltd.	259,383	0.0
			368,464,172	23.0

		Luxembourg: 0.1%
4,940		RTL Group SA	264,737	0.0
169		SES S.A. - France	3,341	0.0
43,663		SES S.A. - Luxembourg	835,978	0.1
57,580		Tenaris S.A.	618,858	0.0
			1,722,914	0.1

		Macau: 0.1%
117,268		MGM China Holdings Ltd.	195,775	0.0
297,202		Sands China Ltd.	1,296,102	0.1
236,365		SJM Holdings Ltd.	219,610	0.0
184,079		Wynn Macau Ltd.	400,715	0.0
			2,112,202	0.1

		Mexico: 0.0%
26,064		Fresnillo PLC	286,395	0.0

		Netherlands: 5.7%
52,027	(4)	ABN AMRO Group NV	1,224,293	0.1
215,410		Aegon NV	1,008,905	0.1
15,723	(2)	AerCap Holdings NV	622,631	0.0
70,730		Airbus SE	6,743,393	0.4
30,478		Akzo Nobel NV	2,454,519	0.2
80,721		ArcelorMittal	1,670,956	0.1
49,886		ASML Holding NV	7,815,129	0.5
13,330		EXOR NV	723,651	0.0
14,210		Heineken Holding NV	1,200,555	0.1
31,282		Heineken NV	2,764,919	0.2
472,898		ING Groep NV	5,086,779	0.3
151,268		Koninklijke Ahold Delhaize NV	3,821,366	0.2
21,840		Koninklijke DSM NV	1,771,788	0.1
409,637		Koninklijke KPN NV	1,196,550	0.1
114,484		Koninklijke Philips NV	4,013,755	0.3
8,559		Koninklijke Vopak NV	388,137	0.0
36,826		NN Group NV	1,464,151	0.1
41,892		NXP Semiconductor NV - NXPI - US	3,069,846	0.2
27,535	(2)	QIAGEN NV	940,893	0.1
14,797		Randstad NV	678,443	0.0
557,065		Royal Dutch Shell PLC - Class A	16,396,005	1.0
453,745		Royal Dutch Shell PLC - Class B	13,565,838	0.9

See Accompanying Notes to Financial Statements

43

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

187,694		Unilever NV	10,167,820	0.6
34,976		Wolters Kluwer NV	2,056,842	0.1
			90,847,164	5.7

		New Zealand: 0.2%
88,190	(2)	a2 Milk Co. Ltd.	662,533	0.1
116,020		Auckland International Airport Ltd.	559,964	0.0
68,532		Fisher & Paykel Healthcare Corp.	598,876	0.0
104,080	(2)	Fletcher Building Ltd.	340,909	0.0
158,760		Meridian Energy Ltd.	363,268	0.0
49,082		Ryman Healthcare Ltd.	354,215	0.0
224,678		Spark New Zealand Ltd.	626,722	0.1
			3,506,487	0.2

		Norway: 0.7%
13,197		Det Norske Oljeselskap ASA	332,736	0.0
116,602		DNB ASA	1,871,656	0.1
24,172		Gjensidige Forsikring ASA	378,142	0.0
50,655		Marine Harvest	1,067,681	0.1
165,113		Norsk Hydro ASA	748,137	0.0
100,594		Orkla ASA	787,642	0.1
12,045		Schibsted ASA - Class B	366,410	0.0
141,091		Equinor ASA	2,992,842	0.2
89,756		Telenor ASA	1,743,089	0.1
21,759		Yara International ASA	838,795	0.1
			11,127,130	0.7

		Portugal: 0.2%
314,244		EDP - Energias de Portugal SA	1,099,317	0.1
62,063		Galp Energia SGPS SA	977,234	0.1
31,389		Jeronimo Martins SGPS SA	371,976	0.0
			2,448,527	0.2

		Singapore: 1.3%
314,045		Ascendas Real Estate Investment Trust	592,663	0.1
325,642		CapitaLand Commercial Trust	418,263	0.0
319,896		CapitaLand Ltd.	729,500	0.1
311,001		CapitaLand Mall Trust	515,731	0.0
50,981		City Developments Ltd.	303,934	0.0
254,502		ComfortDelgro Corp., Ltd.	401,997	0.0
218,120		DBS Group Holdings Ltd.	3,793,075	0.3
723,912		Genting Singapore Ltd.	518,190	0.0
849,769		Golden Agri-Resources Ltd.	152,567	0.0
11,170		Jardine Cycle & Carriage Ltd.	289,180	0.0
178,704		Keppel Corp., Ltd.	775,792	0.1
383,322		Oversea-Chinese Banking Corp., Ltd.	3,170,682	0.2
114,394		SembCorp Industries Ltd.	213,128	0.0
65,160		Singapore Airlines Ltd.	450,154	0.0
76,600		SATS Ltd	262,360	0.0
98,551		Singapore Exchange Ltd.	516,487	0.0
189,227		Singapore Press Holdings Ltd.	326,083	0.0
990,350		Singapore Telecommunications Ltd.	2,131,465	0.2
190,306		Singapore Technologies Engineering Ltd.	487,848	0.0
282,600		Suntec Real Estate Investment Trust	368,635	0.0
162,456		United Overseas Bank Ltd.	2,938,827	0.2
56,800		United Overseas Land Ltd.	258,323	0.0
33,100		Venture Corp. Ltd.	339,832	0.0
233,076		Wilmar International Ltd.	533,755	0.1
273,200		Yangzijiang Shipbuilding Holdings Ltd.	251,028	0.0
			20,739,499	1.3

		Spain: 2.9%
30,728		ACS Actividades de Construccion y Servicios SA	1,189,398	0.1
8,275	(4)	Aena SME SA	1,285,702	0.1
53,170		Amadeus IT Group SA	3,699,443	0.2
808,579		Banco Bilbao Vizcaya Argentaria SA	4,295,028	0.3
678,329		Banco de Sabadell SA	776,159	0.0
1,978,693		Banco Santander SA	8,985,246	0.6
150,012		Bankia SA	438,909	0.0
80,924		Bankinter S.A.	649,344	0.0
434,716		CaixaBank SA	1,574,298	0.1
28,094		Enagas	759,439	0.0
39,244	(3)	Endesa S.A.	904,994	0.0
61,376		Ferrovial SA	1,243,031	0.1
42,703		Naturgy Energy Group SA	1,089,386	0.1
36,349		Grifols SA	954,228	0.1
722,333		Iberdrola S.A.	5,800,257	0.4
133,058		Industria de Diseno Textil SA	3,396,268	0.2
134,537		Mapfre SA	357,319	0.0
53,718		Red Electrica Corp. SA	1,197,925	0.1
165,850		Repsol SA	2,666,383	0.2
29,106	(2)	Siemens Gamesa Renewable Energy SA	354,378	0.0
569,848		Telefonica S.A.	4,796,643	0.3
			46,413,778	2.9

		Sweden: 2.4%
36,106		Alfa Laval AB	776,181	0.1
121,166		Assa Abloy AB	2,169,695	0.1
80,825		Atlas Copco AB - A Shares	1,928,326	0.1
48,453		Atlas Copco AB - B Shares	1,061,692	0.1
33,719		Boliden AB	730,658	0.1
29,049		Electrolux AB	612,316	0.0
80,387	(2)	Epiroc AB - A	764,047	0.1
48,074	(2)	Epiroc AB - B	429,126	0.0
73,497		Essity AB	1,806,665	0.1
10,062	(2),(3)	ICA Gruppen AB	359,456	0.0
106,473	(3)	Hennes & Mauritz AB	1,514,161	0.1
31,378	(2)	Hexagon AB	1,450,528	0.1
51,290		Husqvarna AB - B Shares	380,774	0.0
20,699		Industrivarden AB	419,074	0.0
54,699		Investor AB	2,324,398	0.2
28,894		Kinnevik AB	699,217	0.1
9,642		Lundbergforetagen AB	284,739	0.0
22,469		Lundin Petroleum AB	561,143	0.0

See Accompanying Notes to Financial Statements

44

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

8,136		Millicom International Cellular S.A.	514,812	0.0
136,192		Sandvik AB	1,951,396	0.1
37,915		Securitas AB	610,807	0.0
196,590		Skandinaviska Enskilda Banken AB	1,911,030	0.1
40,893		Skanska AB	652,048	0.0
45,466		SKF AB - B Shares	691,021	0.0
184,279		Svenska Handelsbanken AB	2,050,229	0.1
109,427		Swedbank AB	2,445,820	0.2
21,691		Swedish Match AB	853,919	0.1
60,663		Tele2 AB	773,683	0.1
374,344		Telefonaktiebolaget LM Ericsson	3,313,680	0.2
343,246		Telia Co. AB	1,632,784	0.1
189,433		Volvo AB - B Shares	2,480,447	0.2
			38,153,872	2.4

		Switzerland: 8.8%
224,649		ABB Ltd.	4,289,921	0.3
19,335		Adecco Group AG	908,792	0.1
5,911		Baloise Holding AG	816,077	0.0
269		Barry Callebaut AG	419,818	0.0
63,732		Cie Financiere Richemont SA	4,109,926	0.3
24,725		Clariant AG	455,972	0.0
24,624		Coca-Cola HBC AG	770,674	0.0
311,239		Credit Suisse Group AG	3,402,368	0.2
4,093	(3)	Dufry Group	389,745	0.0
988		EMS-Chemie Holding AG	470,404	0.0
28,156		Ferguson PLC	1,799,118	0.1
4,469		Geberit AG - Reg	1,740,321	0.1
1,107		Givaudan	2,566,768	0.2
1,383,699		Glencore PLC	5,144,684	0.3
38,482		LafargeHolcim Ltd.-CHF	1,588,097	0.1
27,402		Julius Baer Group Ltd.	976,512	0.1
6,617		Kuehne & Nagel International AG	851,784	0.1
20,344		LafargeHolcim Ltd.	834,444	0.1
12		Chocoladefabriken Lindt & Sprungli AG - REG - LISN	894,903	0.1
132		Chocoladefabriken Lindt & Sprungli AG - PC - LISP	820,231	0.1
9,031		Lonza Group AG	2,347,652	0.1
372,404		Nestle SA	30,225,346	1.9
263,574		Novartis AG	22,573,602	1.4
4,814		Pargesa Holding SA	347,196	0.0
2,114		Partners Group	1,286,045	0.1
85,066		Roche Holding AG	21,118,388	1.3
5,048		Schindler Holding AG - Part Cert	1,002,296	0.1
2,518		Schindler Holding AG - Reg	489,402	0.0
651		SGS SA	1,465,416	0.1
15,588		Sika AG	1,980,044	0.1
6,737		Sonova Holding AG - Reg	1,107,874	0.1
83,640		STMicroelectronics NV	1,185,482	0.1
1,266		Straumann Holding AG	799,559	0.0
3,756		Swatch Group AG - BR	1,096,218	0.1
6,771		Swatch Group AG - Reg	391,647	0.0
4,067		Swiss Life Holding AG	1,569,739	0.1
8,910		Swiss Prime Site AG	721,720	0.0
37,050		Swiss Re Ltd.	3,408,613	0.2
3,123		Swisscom AG	1,492,722	0.1
7,424		Temenos AG	892,089	0.1
468,322		UBS Group AG	5,841,494	0.4
5,631		Vifor Pharma AG	612,740	0.0
18,389		Zurich Insurance Group AG	5,481,556	0.3
			140,687,399	8.8

		United Arab Emirates: 0.0%
12,646		NMC Health PLC	441,361	0.0

		United Kingdom: 14.0%
119,367		3i Group PLC	1,177,820	0.1
24,518		Admiral Group PLC	639,765	0.0
128,148		Anglo American PLC	2,865,475	0.2
47,854		Antofagasta PLC	478,613	0.0
59,740		Ashtead Group PLC	1,246,140	0.1
43,636		Associated British Foods PLC	1,137,309	0.1
153,604		AstraZeneca PLC	11,465,920	0.7
114,264	(4)	Auto Trader Group PLC	663,119	0.0
476,250		Aviva PLC	2,279,333	0.1
30,029		Babcock International Group	187,299	0.0
385,816		BAE Systems PLC	2,256,583	0.1
2,078,706		Barclays PLC	3,977,126	0.2
125,346		Barratt Developments PLC	739,382	0.0
15,546		Berkeley Group Holdings PLC	689,513	0.0
2,421,297		BP PLC	15,306,683	1.0
278,028		British American Tobacco PLC	8,846,579	0.6
113,243		British Land Co. PLC	770,082	0.0
1,021,205		BT Group PLC	3,105,072	0.2
41,480		Bunzl PLC	1,252,647	0.1
51,316		Burberry Group PLC	1,126,849	0.1
21,289		Carnival PLC	1,022,336	0.1
688,241		Centrica PLC	1,187,197	0.1
124,805		CNH Industrial NV	1,127,651	0.1
24,114		Coca-Cola European Partners PLC - EUR	1,111,190	0.1
2,389		Coca-Cola European Partners PLC - USD	109,535	0.0
191,333		Compass Group PLC	4,026,571	0.3
166,367	(4)	ConvaTec Group PLC	294,686	0.0
60,857		CRH PLC - London	1,611,000	0.1
15,917		Croda International PLC	950,578	0.1
299,695		Diageo PLC	10,709,422	0.7
166,061		Direct Line Insurance Group PLC	675,029	0.0
19,564		easyJet PLC	275,673	0.0
110,700		Experian PLC	2,683,581	0.2
130,583	(2)	Fiat Chrysler Automobiles NV	1,882,796	0.1
187,053		G4S PLC	472,181	0.0
601,182		GlaxoSmithKline PLC	11,457,339	0.7
67,045		GVC Holdings PLC	575,579	0.0
95,554		Hammerson PLC	402,276	0.0
35,122		Hargreaves Lansdown PLC	828,352	0.1
2,418,478		HSBC Holdings PLC	19,951,805	1.2
115,807		Imperial Brands PLC	3,514,943	0.2
152,914		Informa PLC	1,227,399	0.1
22,353		InterContinental Hotels Group PLC	1,209,137	0.1

See Accompanying Notes to Financial Statements

45

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

74,908	International Consolidated Airlines Group SA	593,853	0.0
19,835	Intertek Group PLC	1,213,959	0.1
81,516	Investec PLC - INVP - GBP	458,261	0.0
444,441	ITV PLC	707,401	0.0
215,980	J Sainsbury PLC	730,121	0.0
81,462	John Wood Group PLC	524,123	0.0
23,406	Johnson Matthey PLC	835,726	0.1
257,716	Kingfisher PLC	677,611	0.0
90,372	Land Securities Group PLC	927,927	0.1
715,983	Legal & General Group PLC	2,109,550	0.1
8,651,393	Lloyds Banking Group Plc	5,702,833	0.4
37,885	London Stock Exchange Group PLC	1,965,495	0.1
195,312	Marks & Spencer Group PLC	612,576	0.0
94,110	Meggitt PLC	565,322	0.0
592,990	Melrose Industries PLC	1,238,818	0.1
87,207	(4) Merlin Entertainments PLC	353,238	0.0
53,537	Micro Focus International PLC	937,894	0.1
44,407	Mondi PLC	924,898	0.1
404,513	National Grid PLC	3,957,481	0.2
17,275	Next PLC	879,589	0.1
95,509	Pearson PLC	1,144,188	0.1
38,263	Persimmon PLC	942,257	0.1
315,631	Prudential PLC	5,636,052	0.4
81,408	Reckitt Benckiser Group PLC	6,233,925	0.4
115,352	(2) Relx PLC (EUR Exchange)	2,373,399	0.1
125,551	Relx PLC (GBP Exchange)	2,588,912	0.2
142,212	Rio Tinto PLC	6,810,876	0.4
202,700	Rolls-Royce Holdings PLC	2,135,446	0.1
582,375	Royal Bank of Scotland Group PLC	1,615,541	0.1
108,523	Royal Mail PLC	376,671	0.0
125,670	RSA Insurance Group PLC	824,742	0.1
131,069	Sage Group PLC/The	1,005,226	0.1
14,908	Schroders PLC	464,292	0.0
122,798	SSE PLC	1,695,789	0.1
122,103	Segro PLC	916,645	0.1
28,402	Severn Trent PLC	658,378	0.0
111,038	Shire PLC	6,461,034	0.4
106,012	Smith & Nephew PLC	1,984,403	0.1
48,488	Smiths Group PLC	844,126	0.1
64,961	St. James's Place PLC	782,378	0.0
341,835	Standard Chartered PLC	2,656,627	0.2
289,651	Standard Life Aberdeen PLC	948,418	0.1
404,259	Taylor Wimpey PLC	702,949	0.0
1,184,954	Tesco PLC	2,873,705	0.2
137,646	Unilever PLC	7,226,801	0.5
84,150	United Utilities Group PLC	791,220	0.1
3,251,415	Vodafone Group PLC	6,321,693	0.4
28,878	Weir Group PLC	478,198	0.0
22,218	Whitbread PLC	1,297,461	0.1
275,349	WM Morrison Supermarkets PLC	748,549	0.0
153,610	WPP PLC	1,671,737	0.1
		224,645,879	14.0

	Total Common Stock
	(Cost $1,488,450,444)	1,511,519,652	94.4

PREFERRED STOCK: 0.5%
	Germany: 0.5%
7,483	Bayerische Motoren Werke AG	533,627	0.0
8,383	Fuchs Petrolub AG	346,571	0.0
21,442	Henkel AG & Co. KGaA	2,342,091	0.2
18,895	Porsche AG	1,111,260	0.1
4,274	Sartorius AG	531,930	0.0
22,184	Volkswagen AG	3,537,367	0.2
		8,402,846	0.5

	United Kingdom: 0.0%
9,200,230	(2) Rolls-Royce Holdings PLC - C Shares	11,727	0.0

	Total Preferred Stock
	(Cost $9,192,773)	8,414,573	0.5

RIGHTS: 0.0%
	Spain: 0.0%
165,850	(2) Repsol SA	76,009	0.0

	Total Rights
	(Cost $77,810)	76,009	0.0

	Total Long-Term Investments
	(Cost $1,497,721,027)	1,520,010,234	94.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.8%
	Securities Lending Collateral(5): 0.7%
2,740,693	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $2,741,196, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $2,795,507, due 01/25/19-10/20/68)	2,740,693	0.2
2,740,693	Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $2,741,151, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $2,795,507, due 01/25/19-02/01/49)	2,740,693	0.2

See Accompanying Notes to Financial Statements

46

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

573,030	Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.92%, due 01/02/19 (Repurchase Amount $573,122, collateralized by various U.S. Government Securities, 1.875%-2.625%, Market Value plus accrued interest $584,491, due 02/29/24-09/09/49)	573,030	0.0
2,740,693	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $2,741,147, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $2,795,507, due 10/01/25-10/20/48)	2,740,693	0.1
2,740,693	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/18, 3.37%, due 01/02/19 (Repurchase Amount $2,741,199, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $2,795,550, due 07/15/20-02/15/47)	2,740,693	0.2
		11,535,802	0.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 4.1%
65,483,000	(6) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340%
	(Cost $65,483,000)	65,483,000	4.1

	Total Short-Term Investments
	(Cost $77,018,802)	77,018,802	4.8

	Total Investments in Securities (Cost $1,574,739,829)	$1,597,029,036	99.7
	Assets in Excess of Other Liabilities	5,122,195	0.3
	Net Assets	$1,602,151,231	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(2)	Non-income producing security.
(3)	Security, or a portion of the security, is on loan.
(4)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(5)	Represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

47

Voya Japan TOPIX Index® Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.1%
		Communication Services: 7.2%
400		Akatsuki, Inc.	18,366	0.0
900		Amuse, Inc.	19,179	0.0
1,200		AOI TYO Holdings, Inc.	8,660	0.0
3,000		Asahi Net, Inc.	13,412	0.0
1,200		Ateam, Inc.	15,799	0.0
2,800		Avex, Inc.	35,464	0.0
4,900		Capcom Co., Ltd.	97,155	0.1
3,500		COLOPL, Inc.	24,004	0.0
4,300	(1)	Cookpad, Inc.	11,660	0.0
6,700		CyberAgent, Inc.	259,006	0.1
1,700		Daiichikosho Co., Ltd.	80,804	0.0
5,800		Dena Co., Ltd.	96,743	0.1
13,100		Dentsu, Inc.	585,056	0.3
1,700		Dip Corp.	27,765	0.0
4,500		F N Communications, Inc.	21,944	0.0
899		Faith, Inc.	6,800	0.0
11,500		Fuji Media Holdings, Inc.	158,556	0.1
300		Gakken Holdings Co., Ltd.	11,621	0.0
2,200		Gurunavi, Inc.	13,592	0.0
6,400		Gree, Inc.	25,292	0.0
2,000	(1)	Gumi, Inc.	9,842	0.0
27,200	(1),(2)	GungHo Online Entertainment, Inc.	49,782	0.0
14,900		Hakuhodo DY Holdings, Inc.	212,629	0.1
1,900		Intage Holdings, Inc.	15,462	0.0
2,200		Internet Initiative Japan, Inc.	49,878	0.0
12,100	(1),(2)	Japan Communications, Inc.	11,398	0.0
3,486		Kadokawa Dwango Corp.	36,532	0.0
8,400		Kakaku.com, Inc.	148,586	0.1
1,100		Kamakura Shinsho Ltd.	14,035	0.0
97,600		KDDI Corp.	2,332,144	1.0
2,400	(1)	KLab, Inc.	18,061	0.0
2,352		Koei Tecmo Holdings Co. Ltd.	38,863	0.0
4,623		Konami Holdings Corp.	203,144	0.1
4,000		Lifull Co., Ltd.	26,631	0.0
3,500	(1),(2)	LINE Corp.	119,535	0.1
1,700		Macromill, Inc.	22,080	0.0
2,600		Marvelous, Inc.	18,583	0.0
28,300	(1)	Nexon Co. Ltd.	365,340	0.2
7,000		Nintendo Co., Ltd.	1,858,774	0.8
76,500		Nippon Telegraph & Telephone Corp.	3,121,148	1.4
9,800		Nippon Television Holdings, Inc.	144,273	0.1
79,400		NTT DoCoMo, Inc.	1,784,057	0.8
700	(1)	OPT Holding, Inc.	9,184	0.0
1,400		Shobunsha Publications, Inc.	5,477	0.0
800		Shochiku Co., Ltd.	77,310	0.0
8,200		SKY Perfect JSAT Holdings, Inc.	34,998	0.0
46,550		SoftBank Group Corp.	3,048,987	1.4
5,200		Square Enix Holdings Co., Ltd.	141,559	0.1
400		Toei Co., Ltd.	46,974	0.0
7,300		Toho Co., Ltd.	264,500	0.1
6,800		Tokyo Broadcasting System Holdings, Inc.	107,483	0.1
2,900		TV Asahi Holdings Corp.	52,213	0.0
1,100		Tv Tokyo Holdings Corp.	23,651	0.0
800		ValueCommerce Co. Ltd.	8,914	0.0
1,500		Vector, Inc.	19,457	0.0
400	(1)	Vision, Inc./Tokyo Japan	13,817	0.0
600		Wowow, Inc.	16,626	0.0
75,600		Yahoo! Japan Corp.	188,072	0.1
2,050		Zenrin Co., Ltd.	43,400	0.0
			16,234,277	7.2

		Consumer Discretionary: 17.9%
2,000		ABC-Mart, Inc.	110,758	0.1
1,600		Adastria Co. Ltd.	26,955	0.0
400		Aeon Fantasy Co., Ltd.	9,849	0.0
2,400		Aisan Industry Co., Ltd.	16,123	0.0
9,270		Aisin Seiki Co., Ltd.	318,665	0.2
8,000	(1),(2)	Akebono Brake Industry Co., Ltd.	13,270	0.0
800		Alpen Co., Ltd.	12,247	0.0
2,300		Alpine Electronics, Inc.	30,465	0.0
500		Amiyaki Tei Co., Ltd.	16,851	0.0
2,500		AOKI Holdings, Inc.	29,283	0.0
2,200		Aoyama Trading Co., Ltd.	52,765	0.0
600		Arata Corp.	23,846	0.0
2,200		Arc Land Sakamoto Co., Ltd.	27,039	0.0
600		Arcland Service Holdings Co. Ltd.	11,748	0.0
1,200		Asahi Co., Ltd.	15,011	0.0
11,200		Asics Corp.	142,247	0.1
1,000		ASKUL Corp.	21,323	0.0
1,800		Atsugi Co., Ltd.	15,737	0.0
4,000		Autobacs Seven Co., Ltd.	66,297	0.0
11,600		Bandai Namco Holdings, Inc.	520,831	0.2
2,700		Belluna Co., Ltd.	24,604	0.0
3,800		Benesse Holdings, Inc.	96,666	0.1
6,100		BIC Camera, Inc.	77,344	0.1
34,500		Bridgestone Corp.	1,323,621	0.6
800		BRONCO BILLY Co. Ltd.	19,792	0.0
1,400		Can Do Co., Ltd.	20,435	0.0
2,900		Canon Marketing Japan, Inc.	51,686	0.0
9,600		Casio Computer Co., Ltd.	113,820	0.1
500		Central Sports Co., Ltd.	15,939	0.0
1,300		Chiyoda Co., Ltd.	20,880	0.0
800		Chofu Seisakusho Co., Ltd.	15,244	0.0
900		Chori Co., Ltd.	13,627	0.0
1,200		Clarion Co., Ltd.	27,204	0.0
1,600		Cleanup Corp.	9,367	0.0
3,800		Colowide Co., Ltd.	79,202	0.1
400		Corona Corp.	3,875	0.0
3,600		Create Restaurants Holdings, Inc.	38,465	0.0

See Accompanying Notes to Financial Statements

48

Voya Japan TOPIX Index® Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

1,900		Daido Metal Co., Ltd.	13,451	0.0
1,900		Daidoh Ltd.	5,282	0.0
700		Daikoku Denki Co., Ltd.	9,553	0.0
2,600		Daikyonishikawa Corp.	25,428	0.0
1,500		Dainichi Co., Ltd.	8,897	0.0
600		Daisyo Corp.	8,415	0.0
5,400		DCM Holdings Co., Ltd.	56,514	0.0
300		DD Holdings Co. Ltd	5,544	0.0
24,900		Denso Corp.	1,102,265	0.5
2,900		Descente Ltd.	47,520	0.0
7,200		Don Quijote Holdings Co. Ltd.	445,151	0.2
1,300		Doshisha Co., Ltd.	20,850	0.0
2,000		Doutor Nichires Holdings Co., Ltd.	36,522	0.0
1,000		Dynic Corp.	6,577	0.0
1,600		Eagle Industry Co., Ltd.	18,531	0.0
4,200		EDION Corp.	41,346	0.0
2,500		ES-Con Japan Ltd.	14,670	0.0
1,400		Exedy Corp.	34,197	0.0
1,500		Fast Retailing Co., Ltd.	766,112	0.4
1,900		FCC Co., Ltd.	44,631	0.0
1,700		Foster Electric Co., Ltd.	19,602	0.0
1,900		France Bed Holdings Co., Ltd.	15,600	0.0
1,200		F-Tech, Inc.	9,975	0.0
1,500		Fuji Co., Ltd.	25,496	0.0
1,600	(2)	Fuji Kyuko Co., Ltd.	47,094	0.0
800		Fujibo Holdings, Inc.	18,043	0.0
1,300		Fujikura Rubber Ltd.	5,282	0.0
700		Fujita Kanko, Inc.	17,750	0.0
3,800		Fujitsu General Ltd.	48,846	0.0
1,700	(1)	Funai Electric Co., Ltd.	8,145	0.0
1,000		Furukawa Battery Co., Ltd.	6,093	0.0
4,000		Futaba Industrial Co., Ltd.	19,997	0.0
300		Genki Sushi Co., Ltd.	12,129	0.0
1,900		Geo Corp.	28,847	0.0
800		Globeride, Inc.	18,626	0.0
1,000		Goldwin, Inc.	107,411	0.1
1,000		Gourmet Kineya Co., Ltd.	10,616	0.0
1,400		G-Tekt Corp.	18,661	0.0
900		Gunze Ltd.	33,958	0.0
5,335		H2O Retailing Corp.	75,695	0.1
1,400		Happinet Corp.	17,907	0.0
1,500		Hard Off Corp. Co., Ltd.	11,130	0.0
1,400		Haruyama Trading Co., Ltd.	10,537	0.0
15,000		Haseko Corp.	157,074	0.1
3,488		Heiwa Corp.	71,011	0.0
1,710		Hiday Hidaka Corp.	33,956	0.0
1,300		Hikari Tsushin, Inc.	203,198	0.1
3,000	(2)	Hiramatsu, Inc.	9,095	0.0
2,000		HIS Co., Ltd.	72,718	0.0
96,700		Honda Motor Co., Ltd.	2,547,568	1.2
2,010		Honeys Holdings Co., Ltd.	14,208	0.0
2,500		Hoosiers Holdings Co. Ltd.	14,347	0.0
900		Ichibanya Co., Ltd.	33,871	0.0
2,000		Ichikoh Industries Ltd.	10,053	0.0
3,900		IDOM, Inc.	12,919	0.0
9,020		Iida Group Holdings Co. Ltd.	156,237	0.1
1,700		Imasen Electric Industrial	15,052	0.0
20,400		Isetan Mitsukoshi Holdings Ltd.	225,393	0.1
3,200		Istyle, Inc.	23,827	0.0
34,900		Isuzu Motors Ltd.	489,546	0.2
2,100		Izumi Co., Ltd.	97,683	0.1
13,700		J Front Retailing Co., Ltd.	156,806	0.1
2,200		Janome Sewing Machine Co., Ltd.	9,227	0.0
1,200		Japan Best Rescue System Co. Ltd	13,774	0.0
3,500		Japan Wool Textile Co., Ltd.	26,354	0.0
800		JINS, Inc.	42,213	0.0
370		Joban Kosan Co. Ltd.	5,419	0.0
1,500		Joshin Denki Co., Ltd.	32,775	0.0
3,200		Joyful Honda Co. Ltd.	40,058	0.0
5,500		JP-Holdings, Inc.	12,917	0.0
10,870		JVC Kenwood Corp.	23,454	0.0
1,900		Kappa Create Co., Ltd.	23,882	0.0
2,000		Kasai Kogyo Co., Ltd.	14,906	0.0
500		Kawai Musical Instruments Manufacturing Co., Ltd.	13,792	0.0
1,200		KYB Corp.	28,899	0.0
2,700		Keihin Corp.	45,181	0.0
2,800		Keiyo Co., Ltd.	13,297	0.0
1,100	(1)	KNT-CT Holdings Co., Ltd.	11,075	0.0
400	(1)	Kintetsu Department Store Co. Ltd.	12,622	0.0
1,600		Kisoji Co., Ltd.	36,153	0.0
1,800		Kohnan Shoji Co., Ltd.	43,461	0.0
6,700		Koito Manufacturing Co., Ltd.	345,677	0.2
3,800	(1)	Kojima Co., Ltd.	16,489	0.0
2,700		Komatsu Matere Co. Ltd.	19,007	0.0
2,400		KOMEDA Holdings Co. Ltd.	47,243	0.0
1,700		Komeri Co., Ltd.	36,565	0.0
2,400		Konaka Co., Ltd.	9,643	0.0
3,200		Koshidaka Holdings Co. Ltd.	38,500	0.0
1,300	(1)	Kourakuen Holdings Corp.	31,080	0.0
11,240		Ks Holdings Corp.	110,636	0.1
700		Kura Corp.	34,746	0.0
1,300		Kurabo Industries Ltd.	29,392	0.0
1,820		Kyoritsu Maintenance Co., Ltd.	79,592	0.1
1,600		LEC, Inc.	23,863	0.0
640		Look Holdings, Inc.	5,652	0.0
800		Mars Group Holdings Corp.	16,014	0.0
10,000		Marui Group Co., Ltd.	193,799	0.1
400		Matsuoka Corp.	9,668	0.0
2,700		Matsuya Co., Ltd.	27,301	0.0
700		Matsuyafoods Holdings Co. Ltd.	23,082	0.0
34,500		Mazda Motor Corp.	354,674	0.2
500		Media Do Holdings Co. Ltd.	9,610	0.0
2,500		Meiko Network Japan Co., Ltd.	20,446	0.0

See Accompanying Notes to Financial Statements

49

Voya Japan TOPIX Index® Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

1,800		Meiwa Estate Co., Ltd.	9,264	0.0
1,500		Misawa Homes Co., Ltd.	10,184	0.0
2,700		Mitsuba Corp.	15,172	0.0
41,600		Mitsubishi Motors Corp.	226,541	0.1
1,200		Mizuno Corp.	25,478	0.0
300		Monogatari Corp.	24,091	0.0
1,800		MOS Food Services, Inc.	45,974	0.0
2,800		Musashi Seimitsu Industry Co., Ltd.	39,187	0.0
1,800		Nakayamafuku Co., Ltd.	8,067	0.0
2,200		Nextage Co. Ltd.	21,616	0.0
9,500		NGK Spark Plug Co., Ltd.	188,052	0.1
10,700		NHK Spring Co., Ltd.	93,483	0.1
4,200		Nifco, Inc.	99,367	0.1
800		Nihon Eslead Corp.	10,635	0.0
700		Nihon Tokushu Toryo Co., Ltd.	8,256	0.0
19,500		Nikon Corp.	290,455	0.1
1,800		Nippon Felt Co., Ltd.	7,442	0.0
900		Nippon Piston Ring Co., Ltd.	15,236	0.0
2,900		Nishimatsuya Chain Co., Ltd.	23,487	0.0
131,600		Nissan Motor Co., Ltd.	1,052,711	0.5
3,200		Nissan Shatai Co., Ltd.	28,285	0.0
4,000		Nissan Tokyo Sales Holdings Co., Ltd.	11,107	0.0
2,300		Nissin Kogyo Co., Ltd.	29,141	0.0
4,800		Nitori Co., Ltd.	601,154	0.3
2,000		Nojima Corp.	40,537	0.0
5,800	(2)	NOK Corp.	80,807	0.1
1,200		Ohashi Technica, Inc.	12,691	0.0
900		Ohsho Food Service Corp.	59,333	0.0
7,200		Onward Holdings Co., Ltd.	38,705	0.0
500	(1)	Open Door, Inc.	11,590	0.0
12,700		Oriental Land Co., Ltd.	1,277,232	0.6
2,600		Pacific Industrial Co., Ltd.	34,506	0.0
700		PAL Group Holdings Co., Ltd.	17,185	0.0
1,900		Paltac Corp.	89,606	0.1
128,450		Panasonic Corp.	1,153,921	0.5
800		Parco Co., Ltd.	8,118	0.0
2,000		Paris Miki Holdings, Inc.	7,744	0.0
1,400		PC Depot Corp.	5,508	0.0
1,000	(2)	Pepper Food Service Co. Ltd.	26,121	0.0
400		PIA Corp.	13,910	0.0
2,000		Piolax, Inc.	40,083	0.0
22,200	(1)	Pioneer Corp.	12,914	0.0
1,300		Plenus Co., Ltd.	22,556	0.0
6,500		Press Kogyo Co., Ltd.	31,931	0.0
1,800		Pressance Corp.	21,387	0.0
600		QB Net Holdings Co. Ltd.	9,851	0.0
50,800	(1)	Rakuten, Inc.	340,798	0.2
1,000		Renaissance, Inc.	18,812	0.0
4,700		Resorttrust, Inc.	68,888	0.0
1,400		Right On Co., Ltd.	10,801	0.0
600		Riken Corp.	27,339	0.0
1,900		Ringer Hut Co., Ltd.	39,771	0.0
2,000		Rinnai Corp.	131,691	0.1
7,620		Riso Kyoiku Co. Ltd.	31,597	0.0
3,500		Round One Corp.	35,914	0.0
2,200		Royal Holdings Co., Ltd.	50,911	0.0
1,600		Ryohin Keikaku Co., Ltd.	388,452	0.2
2,800		Sagami Chain Co., Ltd.	34,227	0.0
1,900		Saizeriya Co., Ltd.	32,494	0.0
400		Sakai Ovex Co., Ltd.	6,657	0.0
600		San Holdings, Inc.	12,138	0.0
1,800	(1)	Sanden Holdings Corp.	12,165	0.0
4,100		Sangetsu Co., Ltd.	74,587	0.1
2,700		Sankyo Co., Ltd.	102,682	0.1
2,300		Sankyo Seiko Co., Ltd.	8,704	0.0
3,200		Sanrio Co., Ltd.	62,543	0.0
1,100		Sanyo Electric Railway Co. Ltd.	22,670	0.0
800		Sanyo Shokai Ltd.	13,110	0.0
2,200		Scroll Corp.	7,738	0.0
11,200		Sega Sammy Holdings, Inc.	156,136	0.1
1,900		Seiko Holdings Corp.	36,480	0.0
2,800		Seiren Co., Ltd.	45,407	0.0
24,100		Sekisui Chemical Co., Ltd.	358,262	0.2
40,500		Sekisui House Ltd.	594,746	0.3
3,700	(1)	Senshukai Co., Ltd.	8,722	0.0
10,800		Sharp Corp.	108,128	0.1
2,500		Shimachu Co., Ltd.	67,494	0.0
1,300		Shimamura Co., Ltd.	99,548	0.1
4,500		Shimano, Inc.	634,353	0.3
900		Shimojima Co., Ltd.	8,109	0.0
700		Shoei Co. Ltd.	23,645	0.0
2,900		Showa Corp.	33,934	0.0
10,400	(2)	Skylark Holdings Co. Ltd	164,181	0.1
75,812		Sony Corp.	3,654,868	1.6
3,000		Space Value Holdings Co. Ltd.	25,606	0.0
1,100		St. Marc Holdings Co., Ltd.	24,558	0.0
8,500		Stanley Electric Co., Ltd.	237,784	0.1
12,000		ZOZO, Inc.	219,853	0.1
1,500		Starts Corp., Inc.	33,170	0.0
800		Studio Alice Co., Ltd.	16,706	0.0
34,800		Subaru Corp.	743,445	0.3
500		Suminoe Textile Co., Ltd.	10,939	0.0
41,200		Sumitomo Electric Industries Ltd.	545,626	0.3
8,200		Sumitomo Forestry Co., Ltd.	107,352	0.1
2,500		Sumitomo Riko Co., Ltd.	20,718	0.0
9,705		Sumitomo Rubber Industries, Inc.	114,256	0.1
1,300		Sushiro Global Holdings Ltd.	70,991	0.0
20,900		Suzuki Motor Corp.	1,053,599	0.5
900		Syuppin Co. Ltd.	5,828	0.0
500		T RAD Co., Ltd.	10,469	0.0
2,000		Tachi-S Co., Ltd.	26,056	0.0
1,300		Taiho Kogyo Co., Ltd.	11,300	0.0
8,500		Takashimaya Co., Ltd.	108,531	0.1
640		Take And Give Needs Co., Ltd.	10,032	0.0
400		Takihyo Co., Ltd.	6,158	0.0
1,200		Tama Home Co. Ltd.	11,008	0.0
1,300		Tamron Co., Ltd.	18,498	0.0
2,700		TBK Co., Ltd.	9,857	0.0
1,000		T-Gaia Corp.	18,876	0.0
1,400		Toa Corp./Hyogo	12,609	0.0

See Accompanying Notes to Financial Statements

50

Voya Japan TOPIX Index® Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

2,800		Tokai Rika Co., Ltd.	46,235	0.0
520		Token Corp.	30,874	0.0
600	(1)	Tokyo Base Co. Ltd.	2,907	0.0
1,350		Sac's Bar Holdings, Inc.	13,717	0.0
4,800		Tokyo Dome Corp.	40,778	0.0
700		Tokyotokeiba Co., Ltd.	17,486	0.0
5,100		Tomy Co., Ltd.	50,630	0.0
2,100		Topre Corp.	41,884	0.0
1,600	(2)	Toridoll Holdings Corp.	26,304	0.0
500		Torikizoku Co. Ltd.	8,244	0.0
500		Tosho Co. Ltd.	15,516	0.0
6,000		Toyo Tire & Rubber Co., Ltd.	74,594	0.1
3,900		Toyoda Gosei Co., Ltd.	76,778	0.1
3,400		Toyota Boshoku Corp.	50,355	0.0
9,000		Toyota Industries Corp.	414,449	0.2
126,782		Toyota Motor Corp.	7,338,978	3.3
1,400		TPR Co., Ltd.	28,509	0.0
2,500		TS Tech Co., Ltd.	68,863	0.0
4,750		TSI Holdings Co. Ltd.	30,914	0.0
500		Tsutsumi Jewelry Co., Ltd.	8,394	0.0
2,300		Unipres Corp.	38,786	0.0
1,400		United Arrows Ltd.	44,610	0.0
4,900	(1)	Unitika Ltd.	20,710	0.0
3,100	(1)	U-Shin Ltd.	27,554	0.0
12,800		USS Co., Ltd.	214,764	0.1
4,400		VT Holdings Co. Ltd.	16,367	0.0
3,300		Wacoal Holdings Corp.	85,405	0.1
1,600		WATAMI Co., Ltd.	18,936	0.0
900	(1)	World Co. Ltd.	12,443	0.0
1,700		Xebio Holdings Co., Ltd.	19,558	0.0
36,032		Yamada Denki Co., Ltd.	173,052	0.1
7,000		Yamaha Corp.	297,775	0.2
16,000		Yamaha Motor Co., Ltd.	312,379	0.2
700		Yasunaga Corp.	8,393	0.0
1,100		Yellow Hat Ltd.	26,270	0.0
6,200		Yokohama Rubber Co., Ltd.	115,955	0.1
500		Yomiuri Land Co., Ltd.	17,399	0.0
1,300		Yondoshi Holdings, Inc.	25,833	0.0
1,400		Yorozu Corp.	17,579	0.0
3,900		Yoshinoya D&C Co., Ltd.	64,178	0.0
5,600		Zensho Holdings Co., Ltd.	135,680	0.1
2,400		Zojirushi Corp.	21,070	0.0
			40,012,930	17.9

		Consumer Staples: 9.5%
42,745		Aeon Co., Ltd.	835,497	0.4
1,500		Ain Holdings, Inc.	107,542	0.1
25,100		Ajinomoto Co., Inc.	446,004	0.2
2,000		Arcs Co., Ltd.	44,537	0.0
1,000		Ariake Japan Co., Ltd.	64,871	0.0
2,300		Artnature, Inc.	13,479	0.0
23,600		Asahi Group Holdings, Ltd.	914,590	0.4
1,100		Axial Retailing, Inc.	36,534	0.0
600		Belc Co., Ltd.	28,144	0.0
5,100		Calbee, Inc.	159,296	0.1
1,000		Cawachi Ltd.	16,473	0.0
1,700		Chubu Shiryo Co., Ltd.	19,010	0.0
1,400		Ci:z Holdings Co. Ltd.	74,870	0.0
8,652		Coca-Cola Bottlers Japan, Inc.	258,012	0.1
1,220		Cocokara fine, Inc.	59,426	0.0
600		Cosmos Pharmaceutical Corp.	100,109	0.1
1,700		Create SD Holdings	40,771	0.0
400		Daikokutenbussan Co., Ltd.	14,917	0.0
700		DyDo Group Holdings, Inc.	36,604	0.0
900		Earth Corp.	41,355	0.0
5,100	(1)	Euglena Co. Ltd.	26,912	0.0
3,300		Ezaki Glico Co., Ltd.	167,543	0.1
3,190		FamilyMart UNY Holdings Co., Ltd.	401,475	0.2
5,200		FANCL Corp.	132,669	0.1
9,680		Feed One Co., Ltd.	15,647	0.0
3,100		Fuji Oil Holdings, Inc.	98,962	0.1
1,300		Fujicco Co., Ltd.	28,236	0.0
900		Fujiya Co., Ltd.	18,777	0.0
500		Genky DrugStores Co. Ltd.	13,475	0.0
1,200		Hayashikane Sangyo Co., Ltd.	6,392	0.0
2,500		Heiwado Co., Ltd.	57,056	0.0
1,600		Hokuto Corp.	28,027	0.0
4,300		House Foods Group, Inc.	147,272	0.1
500		Imuraya Group Co. Ltd.	11,020	0.0
1,500		Inageya Co., Ltd.	19,309	0.0
3,700		Ito En Ltd.	165,528	0.1
300		Itochu-Shokuhin Co., Ltd.	12,982	0.0
6,570		Itoham Yonekyu Holdings, Inc.	39,733	0.0
65,400		Japan Tobacco, Inc.	1,553,976	0.7
600		J-Oil Mills, Inc.	20,875	0.0
4,400		Kagome Co., Ltd.	115,319	0.1
700		Kameda Seika Co. Ltd.	31,537	0.0
27,700		Kao Corp.	2,050,289	0.9
1,800		Kato Sangyo Co., Ltd.	49,803	0.0
800		Kenko Mayonnaise Co. Ltd.	14,146	0.0
6,100		Kewpie Corp.	135,831	0.1
1,400		Key Coffee, Inc.	26,586	0.0
7,800		Kikkoman Corp.	417,414	0.2
51,100		Kirin Holdings Co., Ltd.	1,065,515	0.5
3,900		Kitanotatsujin Corp.	13,152	0.0
3,200		Kobayashi Pharmaceutical Co., Ltd.	217,010	0.1
1,800		Kobe Bussan Co. Ltd.	53,022	0.0
1,900		Kose Corp.	298,448	0.1
1,200		Kotobuki Spirits Co. Ltd.	46,347	0.0
900		Kusuri no Aoki Holdings Co. Ltd.	56,849	0.0
800		Kyokuyo Co., Ltd.	20,978	0.0
200		Lacto Japan Co. Ltd.	12,621	0.0
2,800		Lawson, Inc.	177,113	0.1
1,000		Life Corp.	20,574	0.0
15,600		Lion Corp.	322,413	0.2
2,300		Mandom Corp.	62,666	0.0
1,400		Marudai Food Co., Ltd.	22,056	0.0
2,400		Maruha Nichiro Corp.	80,646	0.1
4,600		Matsumotokiyoshi Holdings Co., Ltd.	141,435	0.1
2,600		Megmilk Snow Brand Co., Ltd.	67,308	0.0
7,900		MEIJI Holdings Co., Ltd.	643,830	0.3
700		Meito Sangyo Co., Ltd.	8,281	0.0
1,424		Milbon Co., Ltd.	57,967	0.0

See Accompanying Notes to Financial Statements

51

Voya Japan TOPIX Index® Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

1,100		Ministop Co., Ltd.	20,620	0.0
1,000		Mitsubishi Shokuhin Co. Ltd.	25,512	0.0
1,000		Mitsui Sugar Co., Ltd.	25,298	0.0
900		Miyoshi Oil & Fat Co., Ltd.	8,600	0.0
2,700		Morinaga & Co., Ltd.	115,851	0.1
2,400		Morinaga Milk Industry Co., Ltd.	67,074	0.0
300		Morozoff Ltd.	13,615	0.0
500		Nagatanien Holdings Co., Ltd.	10,917	0.0
600		Nakamuraya Co., Ltd.	22,934	0.0
1,000		Natori Co., Ltd.	15,128	0.0
4,500		NH Foods Ltd.	169,164	0.1
5,700		Nichirei Corp.	156,009	0.1
620		Nihon Chouzai Co., Ltd.	17,957	0.0
1,100		Nippon Beet Sugar Manufacturing Co., Ltd.	18,054	0.0
3,800		Nippon Flour Mills Co., Ltd.	63,698	0.0
14,200		Nippon Suisan Kaisha Ltd.	79,200	0.0
300		Nishimoto Co. Ltd.	12,149	0.0
1,400		Nisshin Oillio Group Ltd.	40,000	0.0
13,645		Nisshin Seifun Group, Inc.	281,038	0.1
4,700		Nissin Food Products Co., Ltd.	294,487	0.1
700		Noevir Holdings Co. Ltd.	30,401	0.0
5,400		Oenon Holdings, Inc.	17,043	0.0
1,000		OIE Sangyo Co., Ltd.	10,153	0.0
2,000		Okuwa Co., Ltd.	20,343	0.0
6,800		Pigeon Corp.	290,038	0.1
4,800		Pola Orbis Holdings, Inc.	129,351	0.1
1,800		Prima Meat Packers Ltd.	32,244	0.0
1,400		Qol Holdings Co. Ltd.	21,172	0.0
1,700		Rock Field Co., Ltd.	25,660	0.0
1,000		Rokko Butter Co. Ltd.	19,530	0.0
800		S Foods, Inc.	29,677	0.0
2,000		Sakata Seed Corp.	61,254	0.0
900		San-A Co., Ltd.	34,027	0.0
4,200		Sapporo Holdings Ltd.	87,210	0.1
46,643		Seven & I Holdings Co., Ltd.	2,026,877	0.9
500		Shinyei Kaisha	4,186	0.0
22,500		Shiseido Co., Ltd.	1,409,129	0.6
600		Shoei Foods Corp.	14,769	0.0
900		Showa Sangyo Co., Ltd.	24,444	0.0
1,200		Sogo Medical Holdings Co. Ltd.	22,488	0.0
1,000		ST Corp.	16,878	0.0
600	(2)	Starzen Co., Ltd.	20,689	0.0
2,500		Sugi Holdings Co., Ltd.	98,808	0.1
4,100		Sundrug Co., Ltd.	122,094	0.1
7,500		Suntory Beverage & Food Ltd.	338,645	0.2
8,500		Takara Holdings, Inc.	103,287	0.1
1,200		Toho Co., Ltd./Hyogo	23,692	0.0
1,600		Torigoe Co., Ltd.	11,630	0.0
6,000		Toyo Suisan Kaisha Ltd.	208,939	0.1
2,400		Tsuruha Holdings, Inc.	205,517	0.1
23,800		Unicharm Corp.	769,739	0.4
3,680		United Super Markets Holdings, Inc.	40,179	0.0
2,800		Valor Holdings Co., Ltd.	67,548	0.0
1,100		Warabeya Nichiyo Co., Ltd.	19,267	0.0
2,940		Welcia Holdings Co. Ltd.	132,889	0.1
1,500		Yaizu Suisankagaku Industry Co., Ltd.	13,782	0.0
8,400		Yakult Honsha Co., Ltd.	588,031	0.3
400		Yakuodo Co. Ltd.	9,509	0.0
1,700		YA-MAN Ltd.	21,224	0.0
1,400		Yamatane Corp.	21,454	0.0
9,100		Yamazaki Baking Co., Ltd.	190,574	0.1
1,300		Yaoko Co., Ltd.	71,156	0.0
3,500		Yokohama Reito Co., Ltd.	29,170	0.0
500		Yomeishu Seizo Co., Ltd.	10,171	0.0
			21,409,236	9.5

		Energy: 1.0%
3,300		Cosmo Energy Holdings Co. Ltd.	66,998	0.0
3,400		Fuji Oil Co., Ltd.	9,107	0.0
8,900		Idemitsu Kosan Co., Ltd.	289,487	0.1
61,400		Inpex Corp.	544,054	0.3
2,200		Itochu Enex Co., Ltd.	19,237	0.0
400		Japan Oil Transportation Co., Ltd.	10,404	0.0
1,900		Japan Petroleum Exploration Co., Ltd.	33,682	0.0
191,560		JXTG Holdings, Inc.	994,872	0.5
1,800		Mitsuuroko Group Holdings Co., Ltd.	11,615	0.0
1,000		Modec, Inc.	20,656	0.0
14,600		Nippon Coke & Engineering Co., Ltd.	12,097	0.0
2,300		Sala Corp.	12,523	0.0
3,200		San-Ai Oil Co., Ltd.	31,586	0.0
3,000		Shinko Plantech Co., Ltd.	31,730	0.0
10,600		Showa Shell Sekiyu KK	146,854	0.1
800		Sinanen Holdings Co., Ltd.	17,532	0.0
700		Toyo Kanetsu K K	14,273	0.0
			2,266,707	1.0

		Financials: 11.1%
3,400		77 Bank Ltd.	58,768	0.0
21,800		Acom Co., Ltd.	70,916	0.0
7,800		AEON Financial Service Co., Ltd.	138,379	0.1
500		Aichi Bank Ltd.	17,221	0.0
20,200	(1)	Aiful Corp.	47,740	0.0
1,000		Akita Bank Ltd.	19,825	0.0
900		Anicom Holdings, Inc.	29,798	0.0
1,100		Aomori Bank Ltd.	27,806	0.0
6,300		Aozora Bank Ltd.	187,771	0.1
1,000		Aruhi Corp.	18,134	0.0
1,800		Awa Bank Ltd.	47,119	0.0
700		Bank of Iwate Ltd.	22,488	0.0
4,100		Bank of Kochi Ltd./The	168,489	0.1
900	(2)	Bank of Nagoya Ltd.	27,010	0.0
1,200		Bank of Okinawa Ltd.	34,604	0.0
700		Bank of Saga Ltd.	11,214	0.0
2,400		Bank of the Ryukyus Ltd.	24,777	0.0
39,000		Chiba Bank Ltd.	217,249	0.1
5,200		Chiba Kogyo Bank Ltd.	17,179	0.0

See Accompanying Notes to Financial Statements

52

Voya Japan TOPIX Index® Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

7,300		Chugoku Bank Ltd.	61,195	0.0
500		Chukyo Bank Ltd.	9,715	0.0
68,328		Concordia Financial Group Ltd.	261,090	0.1
8,300		Credit Saison Co., Ltd.	97,246	0.1
62,700		Dai-ichi Life Holdings, Inc.	973,708	0.4
1,900		Daishi Hokuetsu Financial Group, Inc.	52,698	0.0
1,300		Daito Bank Ltd.	7,227	0.0
92,900		Daiwa Securities Group, Inc.	471,527	0.2
500		Dream Incubator, Inc.	5,552	0.0
1,600		eGuarantee, Inc.	14,272	0.0
1,600		Ehime Bank Ltd.	15,718	0.0
700		Eighteenth Bank Ltd.	15,685	0.0
16,200		FIDEA Holdings Co., Ltd.	19,722	0.0
3,900		Financial Products Group Co. Ltd.	39,830	0.0
1,400		Fukui Bank Ltd.	20,164	0.0
8,900		Fukuoka Financial Group, Inc.	180,434	0.1
2,400	(1)	Fukushima Bank Ltd.	8,689	0.0
1,300		Fuyo General Lease Co., Ltd.	66,205	0.0
2,000		GCA Corp.	12,012	0.0
20,900		Gunma Bank Ltd.	86,960	0.1
19,500		Hachijuni Bank Ltd.	79,645	0.1
15,700		Hiroshima Bank Ltd.	82,938	0.1
3,100		Hitachi Capital Corp.	65,180	0.0
1,400		Hokkoku Bank Ltd.	44,492	0.0
7,200		Hokugin Financial Group, Inc.	80,756	0.1
10,100		Hyakugo Bank Ltd.	35,743	0.0
1,200		Hyakujushi Bank Ltd.	28,309	0.0
2,200		IBJ Leasing Co., Ltd.	48,390	0.0
3,400		Ichiyoshi Securities Co., Ltd.	24,929	0.0
1,600		IwaiCosmo Holdings, Inc.	17,206	0.0
16,300		Iyo Bank Ltd.	85,800	0.1
1,300		Jaccs Co., Ltd.	21,024	0.0
1,700		Jafco Co., Ltd.	53,853	0.0
31,500		Japan Exchange Group, Inc.	508,092	0.2
29,600		Japan Post Bank Co. Ltd.	325,889	0.2
87,100		Japan Post Holdings Co. Ltd.	1,005,659	0.5
4,000		Japan Post Insurance Co. Ltd.	92,541	0.1
5,011		Japan Securities Finance Co., Ltd.	25,132	0.0
10,200		Jimoto Holdings, Inc.	11,667	0.0
1,500		Juroku Bank Ltd.	31,158	0.0
8,600		kabu.com Securities Co., Ltd.	29,521	0.0
5,327	(1)	Kansai Mirai Financial Group, Inc.	37,871	0.0
5,000		Keiyo Bank Ltd.	31,992	0.0
500		Kita-Nippon Bank Ltd.	10,174	0.0
4,500		Kiyo Bank Ltd.	63,642	0.0
2,000		Kyokuto Securities Co., Ltd.	21,331	0.0
18,020		Kyushu Financial Group, Inc.	68,011	0.0
300	(1)	M&A Capital Partners Co. Ltd.	10,331	0.0
4,300		Marusan Securities Co., Ltd.	30,014	0.0
5,500		Matsui Securities Co., Ltd.	57,763	0.0
55,190		Mebuki Financial Group, Inc.	145,955	0.1
1,000		Michinoku Bank Ltd.	15,542	0.0
5,400		Mito Securities Co., Ltd.	12,646	0.0
773,400		Mitsubishi UFJ Financial Group, Inc.	3,795,581	1.7
27,600		Mitsubishi UFJ Lease & Finance Co., Ltd.	132,287	0.1
28,911		MS&AD Insurance Group Holdings, Inc.	821,804	0.4
900		Miyazaki Bank Ltd.	23,799	0.0
1,499,000		Mizuho Financial Group, Inc.	2,319,308	1.0
10,400		Monex Group, Inc.	34,800	0.0
1,900		Musashino Bank Ltd.	43,791	0.0
600		Nagano Bank Ltd.	9,050	0.0
1,400		Nanto Bank Ltd.	27,272	0.0
300		NEC Capital Solutions Ltd.	4,185	0.0
7,000		Nishi-Nippon Financial Holdings, Inc.	60,676	0.0
199,500		Nomura Holdings, Inc.	756,027	0.4
14,600		North Pacific Bank Ltd.	38,938	0.0
1,800		Ogaki Kyoritsu Bank Ltd.	36,007	0.0
700		Oita Bank Ltd.	21,254	0.0
10,000		Okasan Securities Group, Inc.	44,356	0.0
22,500		Orient Corp.	27,396	0.0
73,800		ORIX Corp.	1,078,360	0.5
120,900		Resona Holdings, Inc.	579,895	0.3
900		Ricoh Leasing Co., Ltd.	26,813	0.0
1,240		San ju San Financial Group, Inc.	19,116	0.0
6,300		San-In Godo Bank Ltd.	44,003	0.0
13,160		SBI Holdings, Inc.	256,647	0.1
11,830		Senshu Ikeda Holdings, Inc.	32,299	0.0
41,000		Seven Bank Ltd.	117,041	0.1
2,000		Shiga Bank Ltd.	46,625	0.0
2,200		Shikoku Bank Ltd.	23,528	0.0
700		Shimizu Bank Ltd.	10,258	0.0
8,700		Shinsei Bank Ltd.	103,428	0.1
27,100		Shizuoka Bank Ltd.	211,246	0.1
19,650		Sompo Holdings, Inc.	667,513	0.3
9,200		Sony Financial Holdings, Inc.	171,457	0.1
79,552		Sumitomo Mitsui Financial Group, Inc.	2,622,437	1.2
21,644		Sumitomo Mitsui Trust Holdings, Inc.	788,209	0.4
11,600		Suruga Bank Ltd.	42,755	0.0
34,300		T&D Holdings, Inc.	396,766	0.2
700		Taiko Bank Ltd.	11,534	0.0
8,800		Tochigi Bank Ltd.	20,059	0.0
11,100		Toho Bank Ltd.	31,594	0.0
1,300		Tohoku Bank Ltd.	13,238	0.0
12,500		Tokai Tokyo Financial Holdings	53,364	0.0
41,200		Tokio Marine Holdings, Inc.	1,957,359	0.9
2,300		Tokyo Century Corp.	101,298	0.1

See Accompanying Notes to Financial Statements

53

Voya Japan TOPIX Index® Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

1,728		Tokyo Kiraboshi Financial Group, Inc.	26,594	0.0
1,100		Tomato Bank Ltd.	10,967	0.0
9,700		TOMONY Holdings, Inc.	35,643	0.0
2,200		Towa Bank Ltd.	14,881	0.0
7,000		Toyo Securities Co., Ltd.	10,840	0.0
6,200		Tsukuba Bank Ltd.	12,271	0.0
1,300	(2)	Yamagata Bank Ltd.	24,782	0.0
13,000		Yamaguchi Financial Group, Inc.	124,265	0.1
1,600		Yamanashi Chuo Bank Ltd.	20,502	0.0
3,100		Zenkoku Hosho Co. Ltd.	97,217	0.1
			24,810,667	11.1

		Health Care: 7.4%
12,300		Alfresa Holdings Corp.	313,522	0.2
900		As One Corp.	61,603	0.0
4,000		Asahi Intecc Co. Ltd.	169,222	0.1
1,400		ASKA Pharmaceutical Co., Ltd.	14,070	0.0
105,600		Astellas Pharma, Inc.	1,349,212	0.6
1,500		BML, Inc.	38,528	0.0
11,700		Chugai Pharmaceutical Co., Ltd.	678,591	0.3
700		CMIC Holdings Co., Ltd.	10,978	0.0
900		Create Medic Co., Ltd.	8,095	0.0
32,400		Daiichi Sankyo Co., Ltd.	1,036,337	0.5
1,800		Daiken Medical Co. Ltd.	10,019	0.0
860		Daito Pharmaceutical Co. Ltd.	23,377	0.0
2,100		Eiken Chemical Co., Ltd.	45,939	0.0
13,500		Eisai Co., Ltd.	1,045,168	0.5
1,000		Elan Corp.	12,277	0.0
2,000		EPS Holdings, Inc.	30,459	0.0
500		Falco Holdings Co. Ltd.	6,788	0.0
800		Fuso Pharmaceutical Industries Ltd.	18,800	0.0
3,300		Hisamitsu Pharmaceutical Co., Inc.	182,169	0.1
1,600		Hogy Medical Co., Ltd.	45,981	0.0
22,700		Hoya Corp.	1,368,811	0.6
3,300		Japan Lifeline Co. Ltd.	42,536	0.0
900		JCR Pharmaceuticals Co. Ltd.	37,923	0.0
2,200		Jeol Ltd.	33,003	0.0
1,900		Kaken Pharmaceutical Co., Ltd.	84,364	0.1
2,000		Kissei Pharmaceutical Co., Ltd.	50,923	0.0
3,100		Kyorin Co., Ltd.	67,717	0.0
14,000		Kyowa Hakko Kirin Co., Ltd.	264,545	0.1
22,800		M3, Inc.	307,144	0.2
1,500		Mani, Inc.	56,614	0.0
1,000	(1),(2)	Medical Data Vision Co. Ltd.	8,271	0.0
11,500		Medipal Holdings Corp.	246,033	0.1
1,700		Menicon Co. Ltd.	43,273	0.0
3,400		Miraca Holdings, Inc.	76,744	0.0
12,400		Mitsubishi Tanabe Pharma Corp.	179,001	0.1
800		Mochida Pharmaceutical Co., Ltd.	65,674	0.0
700		N Field Co. Ltd.	6,014	0.0
1,800		Nagaileben Co., Ltd.	38,783	0.0
2,600		NichiiGakkan Co., Ltd.	24,349	0.0
3,450		Nichi-iko Pharmaceutical Co., Ltd.	50,513	0.0
4,800		Nihon Kohden Corp.	156,496	0.1
4,200		Nikkiso Co., Ltd.	35,214	0.0
400		Nippon Chemiphar Co., Ltd.	10,639	0.0
3,000		Nippon Shinyaku Co., Ltd.	190,144	0.1
8,000		Nipro Corp.	97,864	0.1
1,400		Nissui Pharmaceutical Co., Ltd.	14,597	0.0
16,800		Olympus Corp.	513,824	0.2
26,600		Ono Pharmaceutical Co., Ltd.	543,191	0.3
21,400		Otsuka Holdings Co. Ltd.	874,496	0.4
1,300		Paramount Bed Holdings Co. Ltd.	53,608	0.0
5,200	(1)	PeptiDream, Inc.	205,298	0.1
500		Rion Co. Ltd.	7,851	0.0
6,200		Rohto Pharmaceutical Co., Ltd.	169,230	0.1
21,200		Santen Pharmaceutical Co., Ltd.	305,879	0.2
2,300		Sawai Pharmaceutical Co., Ltd.	109,563	0.1
2,300		Seikagaku Corp.	26,075	0.0
1,700	(1)	Shin Nippon Biomedical Laboratories Ltd.	10,347	0.0
15,200		Shionogi & Co., Ltd.	867,547	0.4
2,400		Ship Healthcare Holdings, Inc.	88,737	0.1
2,500		Solasto Corp.	25,105	0.0
8,300		Sumitomo Dainippon Pharma Co. Ltd.	264,690	0.1
5,030		Suzuken Co., Ltd.	256,141	0.1
8,800		Sysmex Corp.	417,922	0.2
1,000		Taiko Pharmaceutical Co. Ltd.	17,702	0.0
2,500		Taisho Pharmaceutical Holdings Co. Ltd.	250,920	0.1
3,100		Takara Bio, Inc.	72,472	0.0
44,400	(2)	Takeda Pharmaceutical Co., Ltd.	1,504,916	0.7
16,300		Terumo Corp.	919,404	0.4
3,100		Toho Holdings Co., Ltd.	75,823	0.0
1,400		Tokai Corp./Gifu	35,438	0.0
800		Torii Pharmaceutical Co., Ltd.	17,754	0.0
600		Towa Pharmaceutical Co., Ltd.	41,812	0.0
3,500		Tsukui Corp.	26,630	0.0
3,700		Tsumura & Co.	102,909	0.1
2,400		Vital KSK Holdings, Inc.	24,661	0.0
2,600		ZERIA Pharmaceutical Co., Ltd.	46,700	0.0
			16,534,969	7.4

		Industrials: 22.0%
1,900		Advan Co., Ltd.	15,884	0.0
1,400		Aeon Delight Co., Ltd.	46,711	0.0
3,100		Aica Kogyo Co., Ltd.	103,659	0.1
2,900		Aichi Corp.	15,396	0.0
3,300		Aida Engineering Ltd.	21,612	0.0
1,600		Alconix Corp.	15,814	0.0
20,200		ANA Holdings, Inc.	725,161	0.3
900		Altech Corp.	13,686	0.0

See Accompanying Notes to Financial Statements

54

Voya Japan TOPIX Index® Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

16,300		Amada Holdings Co., Ltd.	146,323	0.1
3,000		Anest Iwata Corp.	26,964	0.0
3,700		Asahi Diamond Industrial Co., Ltd.	20,517	0.0
11,200		AGC, Inc.	348,129	0.2
420		Asahi Kogyosha Co., Ltd.	12,547	0.0
700		Asanuma Corp.	17,401	0.0
400		Asunaro Aoki Construction Co., Ltd.	3,423	0.0
2,400		Bando Chemical Industries Ltd.	22,683	0.0
2,000		Bell System24 Holdings, Inc.	23,474	0.0
1,500		Benefit One, Inc.	46,159	0.0
3,300		Bunka Shutter Co., Ltd.	21,444	0.0
2,500		Central Glass Co., Ltd.	49,268	0.0
10,100		Central Japan Railway Co.	2,130,972	1.0
600		Central Security Patrols Co., Ltd.	26,852	0.0
8,400	(2)	Chiyoda Corp.	23,603	0.0
700		Chiyoda Integre Co., Ltd.	12,543	0.0
1,500		Chudenko Corp.	31,935	0.0
700		Chugai Ro Co., Ltd.	13,134	0.0
3,300		CKD Corp.	27,920	0.0
5,200		COMSYS Holdings Corp.	126,902	0.1
2,000		Cosel Co., Ltd.	16,897	0.0
1,500		CTI Engineering Co., Ltd.	21,214	0.0
15,300		Dai Nippon Printing Co., Ltd.	319,374	0.2
900		Dai-Dan Co., Ltd.	19,366	0.0
6,100		Daifuku Co., Ltd.	276,577	0.1
1,400		Daihen Corp.	28,090	0.0
1,200		Daiho Corp.	38,599	0.0
800		Daiichi Jitsugyo Co., Ltd.	25,561	0.0
15,400		Daikin Industries Ltd.	1,636,334	0.7
2,100		Daiseki Co., Ltd.	43,368	0.0
1,900		Daiwa Industries Ltd.	19,311	0.0
1,200		Denyo Co., Ltd.	14,674	0.0
7,400		DMG Mori Co. Ltd.	83,114	0.1
3,000		Duskin Co., Ltd.	65,605	0.0
20,000		East Japan Railway Co.	1,766,203	0.8
5,100		Ebara Corp.	114,252	0.1
700		Ebara Jitsugyo Co. Ltd.	11,535	0.0
700		Endo Lighting Corp.	4,514	0.0
1,200		en-japan, Inc.	37,145	0.0
1,500		Escrow Agent Japan Co. Ltd.	4,702	0.0
10,700		Fanuc Ltd.	1,623,829	0.7
1,430		Fudo Tetra Corp.	22,088	0.0
7,100		Fuji Electric Holdings Co., Ltd.	209,113	0.1
3,400		Fuji Machine Manufacturing Co., Ltd.	39,770	0.0
13,500		Fujikura Ltd.	53,516	0.0
3,500		Fujitec Co., Ltd.	37,565	0.0
500		Fukuda Corp.	18,449	0.0
700		Fukushima Industries Corp.	22,685	0.0
1,600		Fukuyama Transporting Co., Ltd.	61,655	0.0
1,100		Fullcast Co., Ltd.	17,943	0.0
2,310		Funai Soken Holdings, Inc.	34,480	0.0
1,900		Furukawa Co., Ltd.	21,670	0.0
3,400		Furukawa Electric Co., Ltd.	84,855	0.1
1,800		Futaba Corp.	25,923	0.0
1,000		Gakujo Co., Ltd.	10,995	0.0
1,100		Gecoss Corp.	10,262	0.0
700		Giken Ltd.	22,006	0.0
3,500		Glory Ltd.	78,708	0.1
4,000		GS Yuasa Corp.	81,577	0.1
900		Hamakyorex Co., Ltd.	30,976	0.0
14,000		Hankyu Hanshin Holdings, Inc.	465,467	0.2
2,000		Hanwa Co., Ltd.	51,381	0.0
10,800		Hazama Ando Corp.	71,307	0.1
1,800		Hibiya Engineering Ltd.	30,295	0.0
15,700		Hino Motors Ltd.	147,839	0.1
500		Hirata Corp.	22,243	0.0
2,700		Hisaka Works Ltd.	20,122	0.0
4,900		Hitachi Construction Machinery Co., Ltd.	114,666	0.1
2,300		Hitachi Transport System Ltd.	65,377	0.0
9,100		Hitachi Zosen Corp.	27,583	0.0
2,100		Hokuetsu Industries Co. Ltd.	19,977	0.0
3,300		Hoshizaki Corp.	200,240	0.1
500		Hosokawa Micron Corp.	18,947	0.0
1,100	(2)	Howa Machinery Ltd.	7,163	0.0
2,200		Ichinen Holdings Co., Ltd.	23,029	0.0
1,500		Idec Corp.	25,568	0.0
8,700		IHI Corp.	239,612	0.1
6,700		Iino Kaiun Kaisha Ltd.	24,306	0.0
1,500		Inaba Denki Sangyo Co., Ltd.	56,051	0.0
1,200		Inaba Seisakusho Co., Ltd.	13,627	0.0
2,600		Inabata & Co., Ltd.	33,070	0.0
1,330		Inui Global Logistics Co. Ltd.	9,576	0.0
1,500		Iseki & Co., Ltd.	21,506	0.0
400	(1)	Ishikawa Seisakusho Ltd.	4,074	0.0
78,100		Itochu Corp.	1,326,356	0.6
4,000		Itoki Corp.	21,689	0.0
600		Iwasaki Electric Co., Ltd.	7,065	0.0
2,500		Iwatani Corp.	83,392	0.1
700		JAC Recruitment Co. Ltd.	11,907	0.0
500		Jamco Corp.	11,569	0.0
19,400		Japan Airlines Co. Ltd.	687,557	0.3
3,500		Japan Airport Terminal Co., Ltd.	120,993	0.1
800		Japan Elevator Service Holdings Co. Ltd.	11,925	0.0
700		Japan Pulp & Paper Co., Ltd.	26,746	0.0
3,700		Japan Steel Works Ltd.	59,220	0.0
4,000		Japan Transcity Corp.	15,891	0.0
10,800		JGC Corp.	152,002	0.1
1,300		JK Holdings Co., Ltd.	6,726	0.0
11,600		JTEKT Corp.	128,293	0.1
1,400		Juki Corp.	14,126	0.0
29,000		Kajima Corp.	389,560	0.2
6,200		Kamigumi Co., Ltd.	126,844	0.1

See Accompanying Notes to Financial Statements

55

Voya Japan TOPIX Index® Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

1,500		Kanaden Corp.	15,791	0.0
400		Kanagawa Chuo Kotsu Co., Ltd.	13,866	0.0
1,600		Kanamoto Co., Ltd.	42,144	0.0
4,500		Kandenko Co., Ltd.	43,617	0.0
4,800		Kanematsu Corp.	58,131	0.0
1,600		Katakura Industries Co., Ltd.	16,193	0.0
700		Kato Works Co., Ltd.	16,177	0.0
300		Kawada Technologies, Inc.	19,394	0.0
8,800		Kawasaki Heavy Industries Ltd.	187,789	0.1
3,900	(1)	Kawasaki Kisen Kaisha Ltd.	47,829	0.0
4,800		Keihan Holdings Co., Ltd.	195,584	0.1
15,500		Keikyu Corp.	253,291	0.1
6,300		Keio Corp.	366,616	0.2
8,200		Keisei Electric Railway Co., Ltd.	256,914	0.1
2,200		Kimura Chemical Plants Co., Ltd.	7,036	0.0
900		Kimura Unity Co., Ltd.	8,036	0.0
7,600		Kinden Corp.	123,054	0.1
2,000		King Jim Co., Ltd.	15,282	0.0
10,500		Kintetsu Group Holdings Co., Ltd.	456,257	0.2
2,100		Kintetsu World Express, Inc.	30,905	0.0
1,000		Kitagawa Corp.	20,569	0.0
400		Kitano Construction Corp.	11,994	0.0
1,000		Kito Corp.	13,696	0.0
5,000		Kitz Corp.	38,881	0.0
400	(1)	Kobe Electric Railway Co. Ltd.	14,342	0.0
5,500		Kokuyo Co., Ltd.	80,336	0.1
395		Komaihal Tec, Inc.	6,613	0.0
51,800		Komatsu Ltd.	1,113,179	0.5
900		Komatsu Wall Industry Co., Ltd.	15,882	0.0
3,200		Komori Corp.	32,143	0.0
1,800		Konoike Transport Co. Ltd.	26,174	0.0
400		KRS Corp.	7,573	0.0
60,100		Kubota Corp.	854,245	0.4
1,900		Kumagai Gumi Co., Ltd.	57,095	0.0
5,900		Kurita Water Industries, Ltd.	142,845	0.1
500		Kyodo Printing Co., Ltd.	11,174	0.0
2,100		Kyokuto Kaihatsu Kogyo Co., Ltd.	26,871	0.0
4,716		Kyowa Exeo Corp.	110,426	0.1
2,500		Kyudenko Corp.	94,745	0.1
8,600		Kyushu Railway Co.	290,962	0.1
1,900		Link And Motivation, Inc.	14,580	0.0
16,270		LIXIL Group Corp.	201,700	0.1
3,100		Mabuchi Motor Co., Ltd.	94,962	0.1
9,000		Maeda Corp.	84,043	0.1
1,400		Maeda Kosen Co. Ltd	33,606	0.0
4,000		Maeda Road Construction Co., Ltd.	82,868	0.1
1,600		Maezawa Kasei Industries Co., Ltd.	15,718	0.0
600		Maezawa Kyuso Industries Co., Ltd.	10,078	0.0
1,200		Makino Milling Machine Co., Ltd.	42,208	0.0
14,200		Makita Corp.	504,328	0.2
108,000		Marubeni Corp.	757,783	0.4
700		Maruka Machinery Co. Ltd.	12,008	0.0
600		Maruwa Unyu Kikan Co. Ltd.	14,766	0.0
800		Maruzen Showa Unyu Co., Ltd.	20,102	0.0
1,100		Matsuda Sangyo Co., Ltd.	14,564	0.0
2,600		Matsui Construction Co., Ltd.	17,416	0.0
2,000		Max Co., Ltd.	24,772	0.0
2,000		Meidensha Corp.	25,159	0.0
2,800		Meisei Industrial Co. Ltd.	18,376	0.0
1,400		Meitec Corp.	56,811	0.0
2,400		Meiwa Corp.	8,338	0.0
20,758		Minebea Mitsumi, Inc.	299,331	0.2
4,110		Mirait Holdings Corp.	60,136	0.0
13,600		Misumi Group, Inc.	286,508	0.1
77,700		Mitsubishi Corp.	2,130,267	1.0
112,000		Mitsubishi Electric Corp.	1,235,091	0.6
18,600		Mitsubishi Heavy Industries Ltd.	667,412	0.3
3,500		Mitsubishi Logistics Corp.	79,530	0.1
900		Mitsubishi Kakoki Kaisha Ltd.	12,021	0.0
1,000		Mitsubishi Logisnext Co., Ltd.	9,586	0.0
2,000		Mitsubishi Pencil Co., Ltd.	39,548	0.0
1,500		Mitsuboshi Belting Co., Ltd.	28,857	0.0
90,700		Mitsui & Co., Ltd.	1,393,452	0.6
4,000	(1)	Mitsui E&S Holdings Co. Ltd	37,353	0.0
900		Mitsui Matsushima Holdings Co. Ltd.	11,155	0.0
6,700		Mitsui OSK Lines Ltd.	144,987	0.1
2,000	(1)	Mitsui-Soko Holdings Co. Ltd.	34,480	0.0
4,900		Miura Co., Ltd.	111,301	0.1
600		Miyaji Engineering Group, Inc.	10,286	0.0
7,200		MonotaRO Co. Ltd.	177,490	0.1
1,900		Morita Holdings Corp.	31,127	0.0
6,200		Nabtesco Corp.	134,236	0.1
1,900		NAC Co., Ltd.	17,667	0.0
1,100		Nachi-Fujikoshi Corp.	38,115	0.0
6,500		Nagase & Co., Ltd.	89,516	0.1
8,300		Nagoya Railroad Co., Ltd.	218,593	0.1
2,000		Nakabayashi Co. Ltd.	10,203	0.0
3,544		Namura Shipbuilding Co., Ltd.	15,119	0.0
5,000		Nankai Electric Railway Co., Ltd.	132,466	0.1
500		Nexyz Group Corp.	8,382	0.0
13,300		NGK Insulators Ltd.	180,269	0.1
1,000		Nice Holdings, Inc.	7,984	0.0
3,000		Nichias Corp.	51,160	0.0
900		Nichiden Corp.	12,976	0.0
1,800		Nichiha Corp.	45,276	0.0
2,200		Nichireki Co., Ltd.	21,087	0.0

See Accompanying Notes to Financial Statements

56

Voya Japan TOPIX Index® Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

13,614		Nidec Corp.	1,540,383	0.7
8,000		Nihon M&A Center, Inc.	161,023	0.1
200		Nihon Trim Co., Ltd.	10,548	0.0
800		Nikko Co. Ltd./Hyogo	17,050	0.0
2,400		Nippo Corp.	45,918	0.0
600		Nippon Carbon Co., Ltd.	21,852	0.0
1,700		Nippon Densetsu Kogyo Co., Ltd.	33,618	0.0
4,200		Nippon Express Co., Ltd.	233,324	0.1
2,100		Nippon Hume Corp.	15,611	0.0
1,400		Nippon Kanzai Co., Ltd.	24,341	0.0
900		Nippon Koei Co. Ltd.	19,987	0.0
3,800		Nikkon Holdings Co. Ltd	90,715	0.1
19,500		Nippon Parking Development Co. Ltd.	25,222	0.0
400		Nippon Road Co., Ltd.	20,877	0.0
400		Nippon Seisen Co., Ltd.	12,029	0.0
400	(1)	Nippon Sharyo Ltd.	8,025	0.0
5,900		Nippon Sheet Glass Co., Ltd.	44,794	0.0
828		Nippon Steel & Sumikin Bussan Corp.	34,133	0.0
3,900		Nippon Thompson Co., Ltd.	17,247	0.0
8,788		Nippon Yusen KK	134,379	0.1
2,800		Nishimatsu Construction Co., Ltd.	63,721	0.0
3,000	(2)	Nishi-Nippon Railroad Co., Ltd.	75,553	0.1
1,000		Nishio Rent All Co., Ltd.	30,043	0.0
400		Nissei ASB Machine Co. Ltd	12,670	0.0
1,300		Nissei Plastic Industrial Co., Ltd.	10,798	0.0
7,380		Nisshinbo Holdings, Inc.	55,691	0.0
1,100		Nissin Corp.	17,918	0.0
2,300		Nissin Electric Co., Ltd.	16,731	0.0
1,100		Nitta Corp.	32,315	0.0
1,900		Nitto Boseki Co., Ltd.	30,932	0.0
2,100		Nitto Kogyo Corp.	33,284	0.0
700		Nitto Kohki Co., Ltd.	13,430	0.0
1,100		Nittoc Construction Co. Ltd.	6,453	0.0
2,700		Nomura Co., Ltd.	61,897	0.0
700		Noritake Co., Ltd.	28,896	0.0
2,900		Noritz Corp.	41,428	0.0
700		NS United Kaiun Kaisha Ltd.	18,840	0.0
22,900		NSK Ltd.	196,477	0.1
26,000		NTN Corp.	74,715	0.1
700		Obara Corp.	24,933	0.0
37,400		Obayashi Corp.	338,655	0.2
17,700		Odakyu Electric Railway Co., Ltd.	389,234	0.2
1,580		Oiles Corp.	25,460	0.0
2,700		Okabe Co., Ltd.	21,450	0.0
4,100		Okamura Corp.	52,912	0.0
1,300		Okuma Corp.	61,880	0.0
2,200		Okumura Corp.	64,102	0.0
1,300		Onoken Co., Ltd.	19,043	0.0
600		Organo Corp.	14,288	0.0
600		Origin Electric Co. Ltd.	8,967	0.0
5,200		OSG Corp.	100,620	0.1
5,950		OSJB Holdings Corp.	15,493	0.0
5,500		Outsourcing, Inc.	52,603	0.0
1,700		Oyo Corp.	17,229	0.0
6,700		Park24 Co., Ltd.	147,542	0.1
1,100		Pasona Group, Inc.	11,234	0.0
1,400		Pegasus Sewing Machine Manufacturing Co., Ltd.	8,271	0.0
15,200		Penta-Ocean Construction Co., Ltd.	83,979	0.1
10,600		Persol Holdings Co. Ltd	157,235	0.1
2,000		Pilot Corp.	96,738	0.1
2,600		Prestige International, Inc.	28,148	0.0
1,900		Pronexus, Inc.	17,874	0.0
2,200		PS Mitsubishi Construction Co., Ltd.	11,912	0.0
800		Quick Co. Ltd.	9,303	0.0
2,500		Raito Kogyo Co., Ltd.	33,308	0.0
78,100		Recruit Holdings Co. Ltd.	1,886,797	0.9
2,000		Relia, Inc.	16,358	0.0
1,200		Rheon Automatic Machinery Co., Ltd.	15,028	0.0
1,400		Ryobi Ltd.	33,283	0.0
300		Sakai Heavy Industries Ltd.	6,253	0.0
600		Sakai Moving Service Co., Ltd.	32,471	0.0
3,800	(1)	Sanix, Inc.	6,393	0.0
3,100		Sanki Engineering Co., Ltd.	32,167	0.0
1,800		Sankyo Tateyama, Inc.	19,034	0.0
2,900		Sankyu, Inc.	130,946	0.1
10,700		Sanwa Holdings Corp.	121,487	0.1
600		Sanyo Denki Co. Ltd.	19,411	0.0
1,700		Sato Holding Corp.	40,344	0.0
1,300		Sato Shoji Corp.	10,485	0.0
1,600		SBS Holdings, Inc.	20,579	0.0
11,400		Secom Co., Ltd.	945,636	0.4
14,300		Seibu Holdings, Inc.	248,727	0.1
2,500	(1)	Seikitokyu Kogyo Co., Ltd.	13,813	0.0
8,000		Seino Holdings Co. Ltd	104,739	0.1
2,000		Sekisui Jushi Corp.	35,184	0.0
6,700		Senko Group Holdings Co., Ltd.	50,922	0.0
10,100		SG Holdings Co. Ltd.	262,625	0.1
1,200		Shibusawa Warehouse Co., Ltd.	17,555	0.0
1,100		Shibuya Corp.	35,295	0.0
1,400		Shima Seiki Manufacturing Ltd.	40,700	0.0
38,200		Shimizu Corp.	310,754	0.2
1,100		Shin Nippon Air Technologies Co. Ltd.	18,021	0.0
400		Shin-Keisei Electric Railway Co., Ltd.	7,619	0.0
5,200		Shinmaywa Industries Ltd.	63,420	0.0
2,000		Shinnihon Corp.	18,973	0.0
500		Shinsho Corp.	11,046	0.0
1,200		Shinwa Co., Ltd./Nagoya	22,624	0.0
1,200		SHO-BOND Holdings Co., Ltd.	88,954	0.1
1,800		Sinfonia Technology Co. Ltd.	21,758	0.0
1,500		Sinko Industries Ltd.	20,194	0.0
2,800		Sintokogio Ltd.	22,835	0.0

See Accompanying Notes to Financial Statements

57

Voya Japan TOPIX Index® Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

3,300		SMC Corp.	993,540	0.5
4,400		SMS Co. Ltd.	69,664	0.0
2,000		Soda Nikka Co., Ltd.	9,303	0.0
2,800		Sodick Co., Ltd.	17,541	0.0
4,300		Sohgo Security Services Co., Ltd.	200,907	0.1
64,500		Sojitz Corp.	223,344	0.1
3,700		Sotetsu Holdings, Inc.	110,027	0.1
2,000		Star Micronics Co., Ltd.	27,110	0.0
800		Sugimoto & Co., Ltd.	12,815	0.0
8,600		Sumiseki Holdings, Inc.	7,583	0.0
67,900		Sumitomo Corp.	963,417	0.4
1,400		Sumitomo Densetsu Co., Ltd.	23,267	0.0
6,240		Sumitomo Heavy Industries	185,023	0.1
9,540		Sumitomo Mitsui Construction Co., Ltd.	57,957	0.0
400		Sumitomo Precision Products Co. Ltd.	10,800	0.0
4,000		Sumitomo Warehouse Co., Ltd./The	49,187	0.0
2,400		SWCC Showa Holdings Co., Ltd.	13,169	0.0
5,500		Tadano Ltd.	49,793	0.0
1,000		Taihei Dengyo Kaisha Ltd.	22,285	0.0
1,400		Taiheiyo Kouhatsu, Inc.	9,717	0.0
1,600		Taikisha Ltd.	42,593	0.0
12,500		Taisei Corp.	535,355	0.3
700		Takamatsu Construction Group Co., Ltd.	17,592	0.0
1,000		Takaoka Toko Co. Ltd.	12,473	0.0
1,200		Takara Printing Co., Ltd.	17,879	0.0
2,300		Takara Standard Co., Ltd.	34,410	0.0
3,400		Takasago Thermal Engineering Co., Ltd.	55,332	0.0
2,000		Takeei Corp.	11,564	0.0
2,100		Takeuchi Manufacturing Co. Ltd.	32,120	0.0
700		Takisawa Machine Tool Co., Ltd.	8,592	0.0
4,100		Takuma Co., Ltd.	51,345	0.0
2,500		Tanseisha Co., Ltd.	24,671	0.0
2,600		Tatsuta Electric Wire and Cable Co., Ltd.	11,346	0.0
2,100		TechnoPro Holdings, Inc.	86,273	0.1
1,200		Teikoku Electric Manufacturing Co., Ltd.	14,073	0.0
1,400		Teikoku Sen-I Co., Ltd.	27,732	0.0
1,100		Tekken Corp.	25,505	0.0
7,100		THK Co., Ltd.	132,641	0.1
1,100		Toa Corp.	13,163	0.0
400		TOA Road Corp.	11,187	0.0
1,800		Tobishima Corp.	22,857	0.0
11,700		Tobu Railway Co., Ltd.	315,903	0.2
3,500		Tocalo Co., Ltd.	26,851	0.0
14,100		Toda Corp.	87,871	0.1
400		Toenec Corp.	10,513	0.0
5,800		TOKAI Holdings Corp.	45,996	0.0
2,000		Tokyo Energy & Systems, Inc.	17,547	0.0
600		Tokyo Keiki, Inc.	5,005	0.0
2,500		Tokyo Sangyo Co. Ltd.	11,234	0.0
4,990		Tokyu Construction Co., Ltd.	45,084	0.0
30,400		Tokyu Corp.	496,766	0.2
4,700		Toli Corp.	10,617	0.0
1,900		Tomoe Corp.	6,026	0.0
200		Tonami Holdings Co., Ltd.	10,203	0.0
2,000		Toppan Forms Co., Ltd.	15,710	0.0
15,300		Toppan Printing Co., Ltd.	224,899	0.1
2,200		Torishima Pump Manufacturing Co., Ltd.	18,651	0.0
1,400		Toshiba Machine Co., Ltd.	24,917	0.0
2,800		Toshiba Plant Systems & Services Corp.	51,535	0.0
1,000		Tosho Printing Co., Ltd.	6,189	0.0
1,600		Totetsu Kogyo Co., Ltd.	44,257	0.0
8,700		Toto Ltd.	300,935	0.2
5,100		Toyo Construction Co., Ltd.	17,543	0.0
2,200	(1)	Toyo Engineering Corp.	12,788	0.0
5,000		Toyo Logistics Co., Ltd.	12,824	0.0
800		Toyo Tanso Co., Ltd.	15,859	0.0
600		Toyo Wharf & Warehouse Co., Ltd.	7,774	0.0
12,300		Toyota Tsusho Corp.	361,404	0.2
200		Trancom Co. Ltd.	10,282	0.0
2,400		Trusco Nakayama Corp.	63,279	0.0
700		Trust Tech, Inc.	17,535	0.0
1,400		Tsubaki Nakashima Co. Ltd.	20,604	0.0
1,200		Tsubakimoto Chain Co.	39,245	0.0
400		Tsubakimoto Kogyo Co., Ltd.	11,042	0.0
3,300		Tsugami Corp.	19,168	0.0
2,300		Tsukishima Kikai Co., Ltd.	26,674	0.0
1,300		Tsurumi Manufacturing Co., Ltd.	22,700	0.0
800		Uchida Yoko Co., Ltd.	19,016	0.0
410		Ueki Corp.	8,477	0.0
500		Union Tool Co.	13,313	0.0
6,800		Ushio, Inc.	72,042	0.1
700		Wakachiku Construction Co., Ltd.	9,828	0.0
2,600		Wakita & Co. Ltd.	26,457	0.0
700		WDB Holdings Co. Ltd.	15,184	0.0
700		Weathernews, Inc.	17,947	0.0
10,000		West Japan Railway Co.	706,512	0.3
2,800		Yahagi Construction Co., Ltd.	17,860	0.0
2,500		Yamabiko Corp.	23,170	0.0
1,500		Yamashin-Filter Corp.	8,606	0.0
18,700		Yamato Holdings Co., Ltd.	512,691	0.2
4,300		Yamazen Corp.	40,306	0.0
2,100		Yasuda Logistics Corp.	15,098	0.0
2,100		Yokogawa Bridge Holdings Corp.	31,264	0.0
1,100		Yuasa Trading Co., Ltd.	31,431	0.0
400		Yuken Kogyo Co., Ltd.	6,819	0.0
1,400		Yushin Precision Equipment Co., Ltd.	10,781	0.0
			49,205,402	22.0

See Accompanying Notes to Financial Statements

58

Voya Japan TOPIX Index® Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

		Information Technology: 9.6%
1,500		A&D Co., Ltd.	8,953	0.0
600		Ad-sol Nissin Corp.	9,007	0.0
7,300		Advantest Corp.	149,363	0.1
2,000		Ai Holdings Corp.	35,304	0.0
400		Aichi Tokei Denki Co., Ltd.	14,047	0.0
1,200		Aiphone Co., Ltd.	18,313	0.0
680		Alpha Systems, Inc.	15,492	0.0
10,100		Alps Electric Co., Ltd.	195,843	0.1
3,600		Amano Corp.	69,456	0.0
7,800		Anritsu Corp.	108,021	0.1
600		Argo Graphics, Inc.	20,972	0.0
2,300		Arisawa Manufacturing Co., Ltd.	15,416	0.0
6,700		Azbil Corp.	132,417	0.1
300	(1)	BrainPad, Inc.	14,617	0.0
6,800	(2)	Broadleaf Co. Ltd.	32,907	0.0
13,900		Brother Industries Ltd.	205,738	0.1
2,200		CAC Holdings Corp.	18,673	0.0
1,000		Canon Electronics, Inc.	17,410	0.0
60,266		Canon, Inc.	1,658,261	0.8
1,900		Computer Institute of Japan Ltd.	12,422	0.0
13,400		Citizen Watch Co., Ltd.	65,992	0.0
2,700		CMK Corp.	15,064	0.0
1,300		Computer Engineering & Consulting Ltd.	21,598	0.0
700		Comture Corp.	15,107	0.0
1,400		Cybernet Systems Co., Ltd.	6,774	0.0
2,700		Cybozu, Inc.	16,196	0.0
800		Dai-ichi Seiko Co. Ltd	8,265	0.0
1,000		Daiwabo Holdings Co., Ltd.	46,284	0.0
800		Denki Kogyo Co., Ltd.	17,331	0.0
3,500		Dexerials Corp.	25,654	0.0
600		Digital Arts, Inc.	33,319	0.0
2,100		Digital Garage, Inc.	47,825	0.0
1,200		Digital Hearts Holdings Co., Ltd.	15,271	0.0
1,500		Disco Corp.	174,403	0.1
1,200		DTS Corp.	38,346	0.0
700		E-Guardian, Inc.	13,060	0.0
1,100		Eizo Corp.	40,611	0.0
1,100		Elecom Co. Ltd.	27,883	0.0
500		Enplas Corp.	12,406	0.0
1,200		ESPEC Corp.	20,433	0.0
600		Excel Co., Ltd.	10,848	0.0
1,400		Fixstars Corp.	12,488	0.0
1,700		Fuji Soft, Inc.	64,382	0.0
23,300		Fuji Film Holdings Corp.	903,213	0.4
11,200		Fujitsu Ltd.	698,165	0.3
1,700		Furuno Electric Co., Ltd.	17,889	0.0
1,300		Future Corp.	17,559	0.0
4,200		GMO internet, Inc.	56,040	0.0
1,900		GMO Payment Gateway, Inc.	80,896	0.1
600	(1)	Gunosy, Inc.	15,224	0.0
8,100		Hamamatsu Photonics KK	271,452	0.1
600		Hioki EE Corp.	19,568	0.0
1,763		Hirose Electric Co., Ltd.	172,481	0.1
3,600		Hitachi High-Technologies Corp.	112,732	0.1
51,629		Hitachi Ltd.	1,368,698	0.6
1,300		Hochiki Corp.	13,612	0.0
1,000		Hokuriku Electric Industry Co., Ltd.	8,445	0.0
2,300		Horiba Ltd.	93,744	0.1
3,400		Hosiden Corp.	22,256	0.0
6,900		Ibiden Co., Ltd.	96,966	0.1
800		Icom, Inc.	14,474	0.0
2,300		Ines Corp.	23,823	0.0
1,430		I-Net Corp.	17,813	0.0
6,400		Infomart Corp.	58,425	0.0
1,400		Innotech Corp.	12,040	0.0
800		Inter Action Corp.	13,248	0.0
1,000		Iriso Electronics Co. Ltd.	36,933	0.0
700		Information Services International-Dentsu Ltd.	17,580	0.0
1,900		Itfor, Inc.	11,801	0.0
5,200		Itochu Techno-Solutions Corp.	100,696	0.1
3,000		Japan Aviation Electronics Industry Ltd.	34,524	0.0
1,500		Japan Cash Machine Co., Ltd.	12,942	0.0
27,200	(1),(2)	Japan Display, Inc.	17,813	0.0
3,100		Japan Material Co. Ltd.	30,129	0.0
1,700		Jastec Co., Ltd.	13,704	0.0
1,100		JBCC Holdings, Inc.	15,891	0.0
1,900		Justsystems Corp.	36,443	0.0
1,200		Kaga Electronics Co., Ltd.	21,427	0.0
900		Kanematsu Electronics Ltd.	26,928	0.0
5,500		Keyence Corp.	2,779,952	1.3
1,600		Koa Corp.	18,894	0.0
25,600		Konica Minolta, Inc.	230,437	0.1
17,600		Kyocera Corp.	879,737	0.4
2,400		Lasertec Corp.	61,284	0.0
2,800		Macnica Fuji Electronics Holdings, Inc.	34,310	0.0
1,700		Mamezou Holdings Co. Ltd.	14,680	0.0
2,000		Marubun Corp.	12,362	0.0
400		Maruwa Co., Ltd./Aichi	20,456	0.0
2,600		Maxell Holdings, Ltd.	34,290	0.0
1,000		Megachips Corp.	21,137	0.0
600		Melco Holdings, Inc.	17,978	0.0
2,300		Micronics Japan Co. Ltd.	14,464	0.0
1,400		Mimasu Semiconductor Industry Co., Ltd.	16,570	0.0
1,200	(2)	Miroku Jyoho Service Co. Ltd.	27,093	0.0
400		Mitsubishi Research Institute, Inc.	11,499	0.0
1,600	(2)	Mitsui High-Tec, Inc.	12,280	0.0
600		m-up, Inc.	9,008	0.0
11,855		Murata Manufacturing Co., Ltd.	1,597,459	0.7
1,600		Nagano Keiki Co., Ltd.	11,005	0.0
14,400		NEC Corp.	428,168	0.2
1,300		NEC Networks & System Integration Corp.	28,925	0.0
4,100		Net One systems Co., Ltd.	72,320	0.1
3,800		Nichicon Corp.	27,445	0.0
2,000	(1)	Nihon Dempa Kogyo Co., Ltd.	6,849	0.0
3,300		Nihon Unisys Ltd.	73,552	0.1

See Accompanying Notes to Financial Statements

59

Voya Japan TOPIX Index® Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

1,400		Nippon Ceramic Co., Ltd.	29,959	0.0
1,000		Nippon Chemi-Con Corp.	17,357	0.0
4,900		Nippon Electric Glass Co., Ltd.	120,048	0.1
3,800		Nippon Signal Company Ltd.	30,929	0.0
2,400		Nissha Co., Ltd.	28,551	0.0
1,400		Nohmi Bosai Ltd.	23,587	0.0
7,132		Nomura Research Institute Ltd.	264,474	0.1
1,100		Noritsu Koki Co., Ltd.	15,099	0.0
1,800		NS Solutions Corp.	43,088	0.0
2,150		NSD CO., Ltd.	41,377	0.0
31,100		NTT Data Corp.	339,914	0.2
1,200		OBIC Business Consultants Co., Ltd.	47,367	0.0
3,800		Obic Co., Ltd.	293,316	0.1
500		Ohara, Inc.	7,341	0.0
4,800		Oki Electric Industry Ltd.	56,724	0.0
12,000		Omron Corp.	435,023	0.2
2,000		Optex Group Co., Ltd.	30,941	0.0
1,200	(2)	Optorun Co. Ltd.	18,161	0.0
1,800		Oracle Corp. Japan	114,260	0.1
3,200		Osaki Electric Co., Ltd.	19,327	0.0
6,000		Otsuka Corp.	165,129	0.1
1,800		Poletowin Pitcrew Holdings, Inc.	15,129	0.0
12,300	(1)	Renesas Electronics Corp.	55,866	0.0
34,100		Ricoh Co., Ltd.	333,223	0.2
800		Riken Keiki Co. Ltd.	14,712	0.0
1,100		Riso Kagaku Corp.	16,929	0.0
5,400		Rohm Co., Ltd.	344,655	0.2
1,000		Roland DG Corp.	19,181	0.0
600		Rorze Corp.	7,414	0.0
1,400		Ryosan Co., Ltd.	37,318	0.0
1,500		Ryoyo Electro Corp.	21,052	0.0
2,000		Sakura Internet, Inc.	7,760	0.0
1,400		Sanken Electric Co., Ltd.	26,085	0.0
1,400		Sanshin Electronics Co., Ltd.	25,112	0.0
1,400		Satori Electric Co., Ltd.	11,118	0.0
700		Saxa Holdings, Inc.	11,019	0.0
2,000		Screen Holdings Co. Ltd.	83,849	0.1
2,744		SCSK Corp.	97,230	0.1
14,800		Seiko Epson Corp.	206,707	0.1
200		Shibaura Mechatronics Corp.	6,165	0.0
14,300		Shimadzu Corp.	281,994	0.1
500		Shindengen Electric Manufacturing Co., Ltd.	17,205	0.0
1,500	(1)	Shinkawa Ltd.	5,190	0.0
4,800		Shinko Electric Industries	30,583	0.0
1,400		Shinko Shoji Co., Ltd.	22,344	0.0
1,600	(2)	Siix Corp.	20,791	0.0
400		SMK Corp.	7,893	0.0
600		Softbank Technology Corp.	9,557	0.0
4,200		Sourcenext Corp.	20,853	0.0
900		SRA Holdings	21,443	0.0
12,700		Sumco Corp.	141,440	0.1
1,300	(2)	Sumida Corp.	14,927	0.0
3,600		Systena Corp.	41,500	0.0
1,040		Tachibana Eletech Co., Ltd.	14,574	0.0
5,300		Taiyo Yuden Co., Ltd.	78,622	0.1
800		Takachiho Koheki Co. Ltd.	6,933	0.0
5,200		Tamura Corp.	25,264	0.0
1,300		TDC Software Engineering, Inc.	9,492	0.0
5,900		TDK Corp.	413,032	0.2
2,000	(1)	Teac Corp.	3,388	0.0
700		TechMatrix Corp.	10,650	0.0
3,800		TIS, Inc.	149,617	0.1
1,000		TKC Corp.	35,521	0.0
7,500		Tokyo Electron Ltd.	844,307	0.4
2,200		Tokyo Seimitsu Co., Ltd.	55,427	0.0
6,200		Topcon Corp.	82,317	0.1
1,800		Toshiba Tec Corp.	41,911	0.0
400		Toukei Computer Co., Ltd.	11,293	0.0
1,100		Towa Corp.	5,807	0.0
3,100		Toyo Corp./Chuo-ku	22,808	0.0
1,200		Transcosmos, Inc.	25,291	0.0
6,000	(1)	Trend Micro, Inc.	324,213	0.2
900		UKC Holdings Corp.	14,991	0.0
2,700		Ulvac, Inc.	77,949	0.1
600		UMC Electronics Co. Ltd.	9,632	0.0
500		Uniden Holdings Corp.	9,020	0.0
300		V Technology Co. Ltd.	33,854	0.0
600		Vitec Holdings Co. Ltd.	9,867	0.0
9,300		Wacom Co., Ltd.	38,452	0.0
1,100		Yamaichi Electronics Co., Ltd.	11,711	0.0
13,100		Yaskawa Electric Corp.	320,219	0.2
11,300		Yokogawa Electric Corp.	195,065	0.1
600		Yokowo Co., Ltd.	7,682	0.0
			21,457,025	9.6

		Materials: 6.5%
1,300		Achilles Corp.	21,851	0.0
4,800		ADEKA Corp.	69,392	0.0
600	(2)	Agro-Kanesho Co. Ltd.	12,189	0.0
600		Aichi Steel Corp.	18,754	0.0
9,200		Air Water, Inc.	138,656	0.1
1,900		Asahi Holdings, Inc.	38,876	0.0
78,100		Asahi Kasei Corp.	801,570	0.4
800		Asahi Yukizia Corp.	10,569	0.0
2,700		Asia Pile Holdings Corp.	15,593	0.0
1,800		Carlit Holdings Co. Ltd.	11,758	0.0
800		Chuetsu Pulp & Paper Co., Ltd.	10,024	0.0
3,700		Chugoku Marine Paints Ltd.	30,559	0.0
3,200		CI Takiron Corp.	16,951	0.0
2,000		Dai Nippon Toryo Co., Ltd.	17,722	0.0
16,100		Daicel Corp.	165,277	0.1
2,000		Daido Steel Co., Ltd.	78,480	0.0
600		DKS Co. Ltd.	14,968	0.0
1,100		Daiken Corp.	19,886	0.0
3,000		Daiki Aluminium Industry Co., Ltd.	15,408	0.0
1,000		Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	24,658	0.0
4,700		Daio Paper Corp.	54,143	0.0
4,300		Denka Co., Ltd.	121,027	0.1

See Accompanying Notes to Financial Statements

60

Voya Japan TOPIX Index® Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

5,000		DIC Corp.	152,967	0.1
2,700		Dowa Holdings Co., Ltd.	80,813	0.0
1,000		FP Corp.	61,198	0.0
2,500		Fuji Seal International, Inc.	88,119	0.1
2,000		Fujikura Kasei Co., Ltd.	10,881	0.0
1,100		Fujimi, Inc.	21,050	0.0
1,000		Fujimori Kogyo Co., Ltd.	26,799	0.0
1,300	(2)	Fuso Chemical Co. Ltd.	23,504	0.0
700		Godo Steel Ltd.	10,222	0.0
500		Gun-Ei Chemical Industry Co., Ltd.	11,638	0.0
500		Hakudo Co., Ltd.	7,225	0.0
1,800		Harima Chemicals Group, Inc.	15,100	0.0
5,800		Hitachi Chemical Co., Ltd.	87,254	0.1
11,720		Hitachi Metals Ltd.	121,894	0.1
400		Hodogaya Chemical Co., Ltd.	7,306	0.0
1,000		Hokkan Holdings Ltd.	15,872	0.0
6,300		Hokuetsu Corp.	28,609	0.0
2,100	(1)	Ishihara Sangyo Kaisha Ltd.	20,526	0.0
500		Japan Pure Chemical Co. Ltd.	9,990	0.0
1,500		JCU Corp.	19,027	0.0
29,847		JFE Holdings, Inc.	475,413	0.2
800		JSP Corp.	15,651	0.0
11,700		JSR Corp.	175,623	0.1
3,100		Kaneka Corp.	111,018	0.1
12,300		Kansai Paint Co., Ltd.	236,250	0.1
3,200		Kanto Denka Kogyo Co., Ltd.	23,161	0.0
1,800		KH Neochem Co. Ltd.	37,864	0.0
1,900		Kimoto Co., Ltd.	3,131	0.0
2,500		Koatsu Gas Kogyo Co., Ltd.	19,472	0.0
20,200		Kobe Steel Ltd.	140,010	0.1
1,100		Kohsoku Corp.	9,938	0.0
2,100		Konishi Co., Ltd.	31,503	0.0
300		Krosaki Harima Corp.	18,074	0.0
4,639		Kumiai Chemical Industry Co., Ltd.	27,266	0.0
18,000		Kuraray Co., Ltd.	253,162	0.1
1,000		KUREHA Corp.	55,498	0.0
900		Kurimoto Ltd.	11,359	0.0
1,500	(2)	Kyoei Steel Ltd.	22,625	0.0
1,100		Kyowa Leather Cloth Co., Ltd.	7,861	0.0
2,500		Lintec Corp.	53,697	0.0
3,800		Maruichi Steel Tube Ltd.	119,205	0.1
1,100	(2)	MEC Co., Ltd./Japan	10,666	0.0
800		Mitani Sekisan Co. Ltd.	18,687	0.0
76,100		Mitsubishi Chemical Holdings Corp.	574,933	0.3
10,800		Mitsubishi Gas Chemical Co., Inc.	161,780	0.1
7,252		Mitsubishi Materials Corp.	191,095	0.1
2,600		Mitsubishi Paper Mills Ltd.	12,669	0.0
100		Mitsubishi Steel Manufacturing Co., Ltd.	1,458	0.0
10,500		Mitsui Chemicals, Inc.	237,050	0.1
3,000		Mitsui Mining & Smelting Co., Ltd.	61,945	0.0
800		Moresco Corp.	10,647	0.0
1,700		Nakayama Steel Works Ltd.	7,383	0.0
2,700		Neturen Co., Ltd.	20,565	0.0
3,400		Nihon Nohyaku Co., Ltd.	15,753	0.0
5,900		Nihon Parkerizing Co., Ltd.	68,141	0.0
600		Nihon Yamamura Glass Co., Ltd.	8,494	0.0
600		Nippon Carbide Industries Co., Inc.	9,503	0.0
400		Nippon Chemical Industrial Co., Ltd.	8,023	0.0
2,600		Nippon Concrete Industries Co., Ltd.	5,979	0.0
8,400		Nippon Denko Co., Ltd.	16,678	0.0
1,700		Nippon Fine Chemical Co., Ltd.	15,814	0.0
7,200		Nippon Kayaku Co., Ltd.	91,426	0.1
500		Nippon Kinzoku Co., Ltd.	4,966	0.0
32,300		Nippon Light Metal Holdings Co. Ltd.	65,527	0.0
9,000		Nippon Paint Holdings Co., Ltd.	306,644	0.2
5,229		Nippon Paper Industries Co. Ltd.	93,307	0.1
1,400		Nippon Pillar Packing Co., Ltd.	15,628	0.0
1,800		Nippon Shokubai Co., Ltd.	114,747	0.1
1,600		Nippon Soda Co., Ltd.	39,015	0.0
49,365		Nippon Steel & Sumitomo Metal Corp.	848,135	0.4
1,200		Valqua Ltd.	24,120	0.0
11,500	(2)	Nippon Yakin Kogyo Co., Ltd.	24,241	0.0
6,800		Nissan Chemical Corp.	354,844	0.2
3,076		Nisshin Steel Co. Ltd.	37,709	0.0
400		Nittetsu Mining Co., Ltd.	16,845	0.0
8,500		Nitto Denko Corp.	426,313	0.2
4,700		NOF Corp.	160,020	0.1
49,100		Oji Holdings Corp.	250,873	0.1
800		Okamoto Industries, Inc.	42,036	0.0
800		Okura Industrial Co., Ltd.	13,385	0.0
800		Osaka Steel Co., Ltd.	13,210	0.0
1,200		Osaka Soda Co., Ltd.	26,820	0.0
1,000		OSAKA Titanium Technologies Co., Ltd.	15,218	0.0
700		Pacific Metals Co., Ltd.	16,997	0.0
800		Pack Corp.	22,102	0.0
800		Rasa Industries Ltd.	9,498	0.0
11,400		Rengo Co., Ltd.	89,945	0.1
3,000		Riken Technos Corp.	12,391	0.0
1,000		Sakai Chemical Industry Co. Ltd.	20,406	0.0
2,500		Sakata INX Corp.	27,477	0.0
700		Sanyo Chemical Industries Ltd.	32,239	0.0
1,300		Sanyo Special Steel Co., Ltd.	27,451	0.0
1,100	(2)	Seiko PMC Corp.	7,381	0.0
1,800		Sekisui Plastics Co., Ltd.	15,162	0.0
2,000		Shikoku Chemicals Corp.	18,710	0.0

See Accompanying Notes to Financial Statements

61

Voya Japan TOPIX Index® Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

400		Shinagawa Refractories Co., Ltd.	13,702	0.0
19,400		Shin-Etsu Chemical Co., Ltd.	1,490,557	0.7
2,600		Shin-Etsu Polymer Co., Ltd.	16,057	0.0
7,300	(2)	Showa Denko KK	216,770	0.1
700		Stella Chemifa Corp.	16,256	0.0
2,000		Sumitomo Bakelite Co., Ltd.	68,822	0.0
85,900		Sumitomo Chemical Co., Ltd.	415,989	0.2
15,100		Sumitomo Metal Mining Co., Ltd.	404,370	0.2
2,100		Sumitomo Osaka Cement Co., Ltd.	86,188	0.1
600		Sumitomo Seika Chemicals Co., Ltd.	22,967	0.0
1,300		T Hasegawa Co., Ltd.	18,410	0.0
7,012		Taiheiyo Cement Corp.	215,796	0.1
800		Taisei Lamick Co., Ltd.	21,191	0.0
900		Taiyo Ink Manufacturing Co., Ltd.	25,310	0.0
9,000		Taiyo Nippon Sanso Corp.	146,312	0.1
700		Takasago International Corp.	21,470	0.0
200		Taki Chemical Co., Ltd.	10,137	0.0
800		Tayca Corp.	11,817	0.0
9,300		Teijin Ltd.	148,427	0.1
1,100		Tenma Corp.	18,262	0.0
6,700		Toagosei Co., Ltd.	73,843	0.0
400		Toda Kogyo Corp.	7,970	0.0
2,600		Toho Titanium Co., Ltd.	23,725	0.0
700		Toho Zinc Co., Ltd.	21,292	0.0
10,400	(2)	Tokai Carbon Co., Ltd.	117,994	0.1
700		Tokushu Tokai Holdings Co., Ltd.	26,135	0.0
3,500		Tokuyama Corp.	76,814	0.0
2,100		Tokyo Ohka Kogyo Co., Ltd.	56,208	0.0
1,100		Tokyo Rope Manufacturing Co., Ltd.	9,335	0.0
6,300		Tokyo Steel Manufacturing Co., Ltd.	51,029	0.0
1,000		Tokyo Tekko Co., Ltd.	10,295	0.0
600		Tomoegawa Co., Ltd.	5,348	0.0
900		Tomoku Co., Ltd.	13,896	0.0
1,000		Topy Industries Ltd.	20,479	0.0
85,000		Toray Industries, Inc.	600,960	0.3
17,000		Tosoh Corp.	220,509	0.1
2,200		Toyo Ink SC Holdings Co., Ltd.	48,672	0.0
6,900		Toyo Seikan Group Holdings, Ltd.	157,928	0.1
4,600		Toyobo Co., Ltd.	62,627	0.0
1,400		TYK Corp.	4,623	0.0
1,733	(2)	UACJ Corp.	33,810	0.0
5,900		Ube Industries Ltd.	119,318	0.1
1,000		Wood One Co., Ltd.	9,431	0.0
1,800		W-Scope Corp.	19,179	0.0
2,400		Yamato Kogyo Co., Ltd.	56,095	0.0
1,800		Yodogawa Steel Works Ltd.	35,749	0.0
1,100		Yushiro Chemical Industry Co., Ltd.	11,848	0.0
9,900		Zeon Corp.	90,636	0.1
			14,492,695	6.5

		Real Estate: 2.9%
6,270		Aeon Mall Co., Ltd.	99,892	0.0
1,800		Airport Facilities Co., Ltd.	8,482	0.0
3,200		Daibiru Corp.	31,628	0.0
4,500		Daito Trust Construction Co., Ltd.	616,066	0.3
35,660		Daiwa House Industry Co., Ltd.	1,137,498	0.5
1,120		Goldcrest Co., Ltd.	16,201	0.0
2,400		Heiwa Real Estate Co., Ltd.	38,113	0.0
23,500		Hulic Co. Ltd.	210,005	0.1
17,200		Ichigo, Inc.	49,836	0.0
1,300		Katitas Co. Ltd.	30,801	0.0
2,600		Keihanshin Building Co. Ltd.	19,533	0.0
10,500		Kenedix, Inc.	45,038	0.0
13,900		Leopalace21 Corp.	55,112	0.0
80,000		Mitsubishi Estate Co., Ltd.	1,258,681	0.6
58,800		Mitsui Fudosan Co., Ltd.	1,306,060	0.6
7,300		Nomura Real Estate Holdings, Inc.	133,864	0.1
1,900		Open House Co. Ltd.	63,972	0.0
5,900		Relo Holdings, Inc.	137,801	0.1
1,400		SAMTY Co. Ltd.	15,985	0.0
25,700		Sumitomo Realty & Development Co., Ltd.	940,841	0.4
1,800		Sun Frontier Fudousan Co., Ltd.	17,378	0.0
6,000		Takara Leben Co., Ltd.	16,517	0.0
2,200	(2)	Tateru, Inc.	6,114	0.0
3,900		TOC Co., Ltd.	26,044	0.0
300		Tokyo Rakutenchi Co., Ltd.	13,040	0.0
12,500		Tokyo Tatemono Co., Ltd.	129,583	0.1
700		Tokyo Theatres Co., Inc.	7,803	0.0
27,396		Tokyu Fudosan Holdings Corp.	135,036	0.1
1,800		Tosei Corp.	13,703	0.0
1,500		Unizo Holdings Co. Ltd.	27,890	0.0
			6,608,517	2.9

		Utilities: 2.0%
34,300		Chubu Electric Power Co., Inc.	487,383	0.2
15,200		Chugoku Electric Power Co., Inc.	197,535	0.1
8,800		Electric Power Development Co., Ltd.	208,823	0.1
1,900		eRex Co. Ltd.	9,675	0.0
12,100		Hokkaido Electric Power Co., Inc.	83,603	0.0
400		Hokkaido Gas Co., Ltd.	5,551	0.0
11,200	(1)	Hokuriku Electric Power Co.	97,603	0.1
800		K&O Energy Group, Inc.	10,896	0.0
46,100		Kansai Electric Power Co., Inc.	691,349	0.3
24,800		Kyushu Electric Power Co., Inc.	295,309	0.1
2,100		Nippon Gas Co., Ltd.	76,096	0.0

See Accompanying Notes to Financial Statements

62

Voya Japan TOPIX Index® Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

2,621		Okinawa Electric Power Co., Inc.	50,896	0.0
21,700		Osaka Gas Co., Ltd.	395,851	0.2
1,400	(1)	RENOVA, Inc.	10,091	0.0
1,600		Saibu Gas Co., Ltd.	36,897	0.0
10,200		Shikoku Electric Power Co., Inc.	123,114	0.1
3,500		Shizuoka Gas Co., Ltd.	27,127	0.0
5,600		Toho Gas Co., Ltd.	235,560	0.1
26,200		Tohoku Electric Power Co., Inc.	344,947	0.2
90,200	(1)	Tokyo Electric Power Co., Inc.	535,791	0.2
23,200		Tokyo Gas Co., Ltd.	586,778	0.3
			4,510,875	2.0

	Total Common Stock
	(Cost $182,475,661)		217,543,300	97.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.8%
	Securities Lending Collateral(3): 1.3%
1,000,000	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $1,000,184, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 01/25/19-10/20/68)	1,000,000	0.5
811,578	Citigroup, Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $811,712, collateralized by various U.S. Government and U.S. Government Agency Obligations, 2.500%-8.000%, Market Value plus accrued interest $827,810, due 01/25/19-07/15/60)	811,578	0.4
1,000,000	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $1,000,165, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $1,020,000, due 10/01/25-10/20/48)	1,000,000	0.4
		2,811,578	1.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.5%
1,163,000	(4) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340%
	(Cost $1,163,000)	1,163,000	0.5

	Total Short-Term Investments
	(Cost $3,974,578)	3,974,578	1.8

	Total Investments in Securities (Cost $186,450,239)	$221,517,878	98.9
	Assets in Excess of Other Liabilities	2,504,077	1.1
	Net Assets	$224,021,955	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

63

Voya Russell™ Large Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.5%
		Communication Services: 13.9%
54,270		Activision Blizzard, Inc.	2,527,354	0.4
20,787	(1)	Alphabet, Inc. - Class A	21,721,583	3.3
21,116	(1)	Alphabet, Inc. - Class C	21,867,941	3.4
8,878	(1)	Charter Communications, Inc.	2,529,964	0.4
21,369	(1)	Electronic Arts, Inc.	1,686,228	0.3
171,437	(1)	Facebook, Inc.- Class A	22,473,676	3.5
30,038	(1)	Netflix, Inc.	8,039,971	1.2
14,449	(1)	T-Mobile US, Inc.	919,101	0.1
76,957		Walt Disney Co.	8,438,335	1.3
			90,204,153	13.9

		Consumer Discretionary: 14.3%
28,028	(1)	Amazon.com, Inc.	42,097,215	6.5
3,417	(1)	Booking Holdings, Inc.	5,885,509	0.9
14,165	(1)	eBay, Inc.	397,611	0.1
3,337	(1)	Garrett Motion, Inc.	41,178	0.0
83,093		Home Depot, Inc.	14,277,039	2.2
15,722		Las Vegas Sands Corp.	818,330	0.1
58,852		Lowe's Cos, Inc.	5,435,571	0.8
20,373		Marriott International, Inc.	2,211,693	0.3
10,861		McDonald's Corp.	1,928,588	0.3
90,449		Nike, Inc.	6,705,889	1.0
87,062		Starbucks Corp.	5,606,793	0.9
9,872	(1)	Tesla, Inc.	3,285,402	0.5
89,219		TJX Cos., Inc.	3,991,658	0.6
6,576		Yum! Brands, Inc.	604,466	0.1
			93,286,942	14.3

		Consumer Staples: 6.7%
136,494		Altria Group, Inc.	6,741,439	1.0
213,996		Coca-Cola Co.	10,132,711	1.6
11,425		Colgate-Palmolive Co.	680,016	0.1
11,179		Constellation Brands, Inc.	1,797,807	0.3
31,496		Costco Wholesale Corp.	6,416,050	1.0
15,410		Estee Lauder Cos., Inc.	2,004,841	0.3
2,178		General Mills, Inc.	84,811	0.0
21,838		Kimberly-Clark Corp.	2,488,222	0.4
28,752	(1)	Monster Beverage Corp.	1,415,173	0.2
90,587		PepsiCo, Inc.	10,008,052	1.5
34,319		Sysco Corp.	2,150,428	0.3
			43,919,550	6.7

		Energy: 0.5%
12,205		Anadarko Petroleum Corp.	535,067	0.1
4,708		EOG Resources, Inc.	410,585	0.1
62,908		Halliburton Co.	1,672,095	0.2
6,722		Pioneer Natural Resources Co.	884,077	0.1
			3,501,824	0.5

		Financials: 3.7%
9,231		American International Group, Inc.	363,794	0.1
34,844		American Express Co.	3,321,330	0.5
17,315		Aon PLC	2,516,908	0.4
17,597	(1)	Berkshire Hathaway, Inc. – Class B	3,592,955	0.5
2,645		Capital One Financial Corp.	199,936	0.0
86,580		Charles Schwab Corp.	3,595,667	0.5
2,982		CME Group, Inc.	560,974	0.1
20,923		Intercontinental Exchange, Inc.	1,576,130	0.2
17,070		Marsh & McLennan Cos., Inc.	1,361,333	0.2
41,771		Progressive Corp.	2,520,044	0.4
18,107		S&P Global, Inc.	3,077,104	0.5
1,704		State Street Corp.	107,471	0.0
20,291		TD Ameritrade Holding Corp.	993,447	0.2
3,718		Travelers Cos., Inc.	445,231	0.1
			24,232,324	3.7

		Health Care: 14.1%
109,243		AbbVie, Inc.	10,071,112	1.6
12,796	(1)	Alexion Pharmaceuticals, Inc.	1,245,819	0.2
43,243		Amgen, Inc.	8,418,115	1.3
4,037		Baxter International, Inc.	265,715	0.0
1,737		Becton Dickinson & Co.	391,381	0.1
13,749	(1)	Biogen, Inc.	4,137,349	0.6
76,363	(1)	Boston Scientific Corp.	2,698,668	0.4
62,722		Bristol-Myers Squibb Co.	3,260,290	0.5
50,580	(1)	Celgene Corp.	3,241,672	0.5
7,585		Cigna Corp.	1,440,543	0.2
7,036		CVS Health Corp.	460,999	0.1
41,754		Eli Lilly & Co.	4,831,773	0.7
69,512		Gilead Sciences, Inc.	4,347,976	0.7
14,022		HCA Healthcare, Inc.	1,745,038	0.3
9,409		Humana, Inc.	2,695,490	0.4
10,571	(1)	Illumina, Inc.	3,170,560	0.5
8,097	(1)	Intuitive Surgical, Inc.	3,877,815	0.6
34,840		Johnson & Johnson	4,496,102	0.7
1,743		McKesson Corp.	192,549	0.0
12,572		Merck & Co., Inc.	960,627	0.1
5,740	(1)	Regeneron Pharmaceuticals, Inc.	2,143,890	0.3
24,616		Stryker Corp.	3,858,558	0.6
1,705		Thermo Fisher Scientific, Inc.	381,562	0.1
68,911		UnitedHealth Group, Inc.	17,167,108	2.6
18,379	(1)	Vertex Pharmaceuticals, Inc.	3,045,584	0.5
34,906		Zoetis, Inc.	2,985,859	0.5
			91,532,154	14.1

		Industrials: 10.6%
34,306		3M Co.	6,536,665	1.0
38,602		Boeing Co.	12,449,145	1.9
37,954		Caterpillar, Inc.	4,822,815	0.7
27,155		CSX Corp.	1,687,140	0.3
23,323		Deere & Co.	3,479,092	0.5
11,502		Delta Air Lines, Inc.	573,950	0.1
32,108		Emerson Electric Co.	1,918,453	0.3
17,589		FedEx Corp.	2,837,633	0.4
8,405		General Dynamics Corp.	1,321,350	0.2
33,366		Honeywell International, Inc.	4,408,316	0.7
23,826		Illinois Tool Works, Inc.	3,018,516	0.5
16,326		Lockheed Martin Corp.	4,274,800	0.7

See Accompanying Notes to Financial Statements

64

Voya Russell™ Large Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

11,658		Northrop Grumman Corp.	2,855,044	0.4
20,699		Raytheon Co.	3,174,192	0.5
5,562	(1)	Resideo Technologies, Inc.	114,299	0.0
26,435		Southwest Airlines Co.	1,228,699	0.2
49,011		Union Pacific Corp.	6,774,790	1.0
49,781		United Parcel Service, Inc. - Class B	4,855,141	0.8
26,044		Waste Management, Inc.	2,317,656	0.4
			68,647,696	10.6

		Information Technology: 31.1%
46,351		Accenture PLC	6,535,955	1.0
35,438	(1)	Adobe, Inc.	8,017,493	1.2
342,397		Apple, Inc.	54,009,703	8.3
70,800		Applied Materials, Inc.	2,317,992	0.4
31,749		Automatic Data Processing, Inc.	4,162,929	0.7
17,783		Broadcom, Inc.	4,521,861	0.7
37,936		Cognizant Technology Solutions Corp.	2,408,177	0.4
47,620		International Business Machines Corp.	5,412,965	0.8
17,573		Intuit, Inc.	3,459,245	0.5
66,231		Mastercard, Inc. - Class A	12,494,478	1.9
63,876	(1)	Micron Technology, Inc.	2,026,786	0.3
514,962		Microsoft Corp.	52,304,690	8.0
41,959		Nvidia Corp.	5,601,527	0.9
1,314		NXP Semiconductor NV - NXPI - US	96,290	0.0
17,813		Oracle Corp.	804,257	0.1
85,638	(1)	PayPal Holdings, Inc.	7,201,299	1.1
51,836	(1)	Salesforce.com, Inc.	7,099,977	1.1
69,292		Texas Instruments, Inc.	6,548,094	1.0
126,983		Visa, Inc. - Class A	16,754,137	2.6
5,111		VMware, Inc.	700,871	0.1
			202,478,726	31.1

		Materials: 1.3%
8,299		Ecolab, Inc.	1,222,858	0.2
23,482	(1)	Linde Public Ltd.	3,664,131	0.6
10,820		LyondellBasell Industries NV - Class A	899,791	0.1
1,133		PPG Industries, Inc.	115,827	0.0
6,001		Sherwin-Williams Co.	2,361,153	0.4
5,932		Southern Copper Corp.	182,528	0.0
			8,446,288	1.3

		Real Estate: 2.3%
31,610		American Tower Corp.	5,000,386	0.8
22,499		Crown Castle International Corp.	2,444,067	0.4
5,775		Equinix, Inc.	2,036,034	0.3
10,691		Public Storage, Inc.	2,163,965	0.3
20,383		Simon Property Group, Inc.	3,424,140	0.5
			15,068,592	2.3

	Total Common Stock
	(Cost $279,071,490)		641,318,249	98.5

SHORT-TERM INVESTMENTS: 1.3%
		Mutual Funds: 1.3%
8,196,000	(2)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340%
		(Cost $8,196,000)	8,196,000	1.3

	Total Short-Term Investments
	(Cost $8,196,000)		8,196,000	1.3

	Total Investments in Securities (Cost $287,267,490)		$649,514,249	99.8
	Assets in Excess of Other Liabilities		1,116,005	0.2
	Net Assets		$650,630,254	100.0

(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

65

Voya Russell™ Large Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.9%
		Communication Services: 11.7%
36,390		Activision Blizzard, Inc.	1,694,682	0.2
14,442	(1)	Alphabet, Inc. - Class A	15,091,312	1.8
14,719	(1)	Alphabet, Inc. - Class C	15,243,144	1.8
351,394		AT&T, Inc.	10,028,785	1.2
8,432	(1)	Charter Communications, Inc.	2,402,867	0.3
220,854		Comcast Corp. – Class A	7,520,079	0.9
14,329	(1)	Electronic Arts, Inc.	1,130,701	0.1
114,955	(1)	Facebook, Inc.- Class A	15,069,451	1.8
20,141	(1)	Netflix, Inc.	5,390,940	0.7
14,837	(1)	T-Mobile US, Inc.	943,782	0.1
50,432		Twenty-First Century Fox, Inc. - Class A	2,426,788	0.3
23,605		Twenty-First Century Fox, Inc. - Class B	1,127,847	0.1
199,975		Verizon Communications, Inc.	11,242,594	1.4
72,070		Walt Disney Co.	7,902,475	1.0
			97,215,447	11.7

		Consumer Discretionary: 9.3%
19,653	(1)	Amazon.com, Inc.	29,518,216	3.5
2,291	(1)	Booking Holdings, Inc.	3,946,064	0.5
19,314		Carnival Corp.	952,180	0.1
43,771	(1)	eBay, Inc.	1,228,652	0.1
188,587		Ford Motor Co.	1,442,691	0.2
3,603	(1)	Garrett Motion, Inc.	44,461	0.0
63,293		General Motors Co.	2,117,151	0.3
55,717		Home Depot, Inc.	9,573,295	1.1
17,255		Las Vegas Sands Corp.	898,123	0.1
39,463		Lowe's Cos, Inc.	3,644,803	0.4
13,661		Marriott International, Inc.	1,483,038	0.2
37,541		McDonald's Corp.	6,666,155	0.8
60,650		Nike, Inc.	4,496,591	0.5
58,379		Starbucks Corp.	3,759,608	0.5
25,456		Target Corp.	1,682,387	0.2
6,619	(1)	Tesla, Inc.	2,202,803	0.3
59,825		TJX Cos., Inc.	2,676,571	0.3
15,100		Yum! Brands, Inc.	1,387,992	0.2
			77,720,781	9.3

		Consumer Staples: 7.8%
91,525		Altria Group, Inc.	4,520,420	0.5
184,914		Coca-Cola Co.	8,755,678	1.1
41,189		Colgate-Palmolive Co.	2,451,569	0.3
7,496		Constellation Brands, Inc.	1,205,507	0.2
21,119		Costco Wholesale Corp.	4,302,151	0.5
10,333		Estee Lauder Cos., Inc.	1,344,323	0.2
28,639		General Mills, Inc.	1,115,203	0.1
16,832		Kimberly-Clark Corp.	1,917,838	0.2
29,120		Kraft Heinz Co.	1,253,325	0.2
68,992		Mondelez International, Inc.	2,761,750	0.3
19,279	(1)	Monster Beverage Corp.	948,912	0.1
68,481		PepsiCo, Inc.	7,565,781	0.9
75,089		Philip Morris International, Inc.	5,012,942	0.6
120,412		Procter & Gamble Co.	11,068,271	1.3
23,012		Sysco Corp.	1,441,932	0.2
39,140		Walgreens Boots Alliance, Inc.	2,674,436	0.3
68,967		Walmart, Inc.	6,424,276	0.8
			64,764,314	7.8

		Energy: 5.4%
24,357		Anadarko Petroleum Corp.	1,067,811	0.1
24,803		Baker Hughes a GE Co.	533,264	0.1
92,082		Chevron Corp.	10,017,601	1.2
55,686		ConocoPhillips	3,472,022	0.4
27,939		EOG Resources, Inc.	2,436,560	0.3
204,805		Exxon Mobil Corp.	13,965,653	1.7
42,182		Halliburton Co.	1,121,197	0.1
91,672		Kinder Morgan, Inc.	1,409,915	0.2
32,388		Marathon Petroleum Corp.	1,911,216	0.2
36,512		Occidental Petroleum Corp.	2,241,107	0.3
20,109		Phillips 66	1,732,390	0.2
8,180		Pioneer Natural Resources Co.	1,075,834	0.1
67,000		Schlumberger Ltd.	2,417,360	0.3
20,477		Valero Energy Corp.	1,535,161	0.2
			44,937,091	5.4

		Financials: 13.6%
36,924		Aflac, Inc.	1,682,257	0.2
42,987		American International Group, Inc.	1,694,118	0.2
16,706		Allstate Corp.	1,380,417	0.2
34,259		American Express Co.	3,265,568	0.4
11,610		Aon PLC	1,687,630	0.2
442,223		Bank of America Corp.	10,896,375	1.3
44,198		Bank of New York Mellon Corp.	2,080,400	0.3
37,191		BB&T Corp.	1,611,114	0.2
93,648	(1)	Berkshire Hathaway, Inc. – Class B	19,121,049	2.3
5,861		Blackrock, Inc.	2,302,318	0.3
23,030		Capital One Financial Corp.	1,740,838	0.2
58,056		Charles Schwab Corp.	2,411,066	0.3
22,158		Chubb Ltd.	2,862,370	0.3
118,098		Citigroup, Inc.	6,148,182	0.7
17,092		CME Group, Inc.	3,215,347	0.4
16,846		Goldman Sachs Group, Inc.	2,814,124	0.3
27,137		Intercontinental Exchange, Inc.	2,044,230	0.3
159,970		JPMorgan Chase & Co.	15,616,271	1.9
24,510		Marsh & McLennan Cos., Inc.	1,954,672	0.2
40,828		Metlife, Inc.	1,676,398	0.2
58,607		Morgan Stanley	2,323,767	0.3
22,426		PNC Financial Services Group, Inc.	2,621,824	0.3
28,009		Progressive Corp.	1,689,783	0.2
19,950		Prudential Financial, Inc.	1,626,922	0.2
12,142		S&P Global, Inc.	2,063,411	0.3
18,138		State Street Corp.	1,143,964	0.1

See Accompanying Notes to Financial Statements

66

Voya Russell™ Large Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

13,606		TD Ameritrade Holding Corp.	666,150	0.1
12,783		Travelers Cos., Inc.	1,530,764	0.2
73,124		US Bancorp	3,341,767	0.4
205,107		Wells Fargo & Co.	9,451,331	1.1
			112,664,427	13.6

		Health Care: 16.7%
82,705		Abbott Laboratories	5,982,053	0.7
73,252		AbbVie, Inc.	6,753,102	0.8
10,338	(1)	Alexion Pharmaceuticals, Inc.	1,006,508	0.1
16,376		Allergan PLC	2,188,816	0.3
30,814		Amgen, Inc.	5,998,561	0.7
12,575		Anthem, Inc.	3,302,572	0.4
24,170		Baxter International, Inc.	1,590,869	0.2
12,803		Becton Dickinson & Co.	2,884,772	0.3
9,725	(1)	Biogen, Inc.	2,926,447	0.4
66,585	(1)	Boston Scientific Corp.	2,353,114	0.3
79,056		Bristol-Myers Squibb Co.	4,109,331	0.5
33,916	(1)	Celgene Corp.	2,173,676	0.3
17,891		Cigna Corp.	3,397,859	0.4
62,074		CVS Health Corp.	4,067,088	0.5
29,873		Danaher Corp.	3,080,504	0.4
45,450		Eli Lilly & Co.	5,259,474	0.6
62,565		Gilead Sciences, Inc.	3,913,441	0.5
13,187		HCA Healthcare, Inc.	1,641,122	0.2
6,648		Humana, Inc.	1,904,519	0.2
7,088	(1)	Illumina, Inc.	2,125,904	0.3
5,429	(1)	Intuitive Surgical, Inc.	2,600,057	0.3
129,787		Johnson & Johnson	16,749,012	2.0
9,426		McKesson Corp.	1,041,290	0.1
65,408		Medtronic PLC	5,949,512	0.7
125,817		Merck & Co., Inc.	9,613,677	1.2
280,477		Pfizer, Inc.	12,242,821	1.5
3,849	(1)	Regeneron Pharmaceuticals, Inc.	1,437,601	0.2
16,506		Stryker Corp.	2,587,316	0.3
19,381		Thermo Fisher Scientific, Inc.	4,337,274	0.5
46,207		UnitedHealth Group, Inc.	11,511,088	1.4
12,324	(1)	Vertex Pharmaceuticals, Inc.	2,042,210	0.2
23,406		Zoetis, Inc.	2,002,149	0.2
			138,773,739	16.7

		Industrials: 8.0%
27,549		3M Co.	5,249,187	0.6
25,884		Boeing Co.	8,347,590	1.0
27,693		Caterpillar, Inc.	3,518,950	0.4
38,824		CSX Corp.	2,412,135	0.3
15,639		Deere & Co.	2,332,870	0.3
30,849		Delta Air Lines, Inc.	1,539,365	0.2
21,114		Eaton Corp. PLC	1,449,687	0.2
30,324		Emerson Electric Co.	1,811,859	0.2
11,794		FedEx Corp.	1,902,726	0.2
12,524		General Dynamics Corp.	1,968,898	0.2
416,690		General Electric Co.	3,154,343	0.4
36,027		Honeywell International, Inc.	4,759,887	0.6
15,976		Illinois Tool Works, Inc.	2,023,999	0.3
44,645		Johnson Controls International plc	1,323,724	0.2
11,990		Lockheed Martin Corp.	3,139,462	0.4
13,152		Norfolk Southern Corp.	1,966,750	0.2
7,817		Northrop Grumman Corp.	1,914,383	0.2
13,879		Raytheon Co.	2,128,345	0.3
6,006	(1)	Resideo Technologies, Inc.	123,423	0.0
24,931		Southwest Airlines Co.	1,158,793	0.1
35,761		Union Pacific Corp.	4,943,243	0.6
33,380		United Parcel Service, Inc. - Class B	3,255,551	0.4
39,170		United Technologies Corp.	4,170,822	0.5
20,594		Waste Management, Inc.	1,832,660	0.2
			66,428,652	8.0

		Information Technology: 20.9%
31,080		Accenture PLC	4,382,591	0.5
23,763	(1)	Adobe, Inc.	5,376,141	0.6
229,591		Apple, Inc.	36,215,684	4.4
47,475		Applied Materials, Inc.	1,554,331	0.2
21,289		Automatic Data Processing, Inc.	2,791,414	0.3
19,906		Broadcom, Inc.	5,061,698	0.6
219,223		Cisco Systems, Inc.	9,498,933	1.1
28,201		Cognizant Technology Solutions Corp.	1,790,199	0.2
71,068		Hewlett Packard Enterprise Co.	938,808	0.1
76,525		HP, Inc.	1,565,701	0.2
220,878		Intel Corp.	10,365,805	1.2
44,410		International Business Machines Corp.	5,048,085	0.6
11,783		Intuit, Inc.	2,319,484	0.3
44,410		Mastercard, Inc. - Class A	8,377,946	1.0
54,702	(1)	Micron Technology, Inc.	1,735,694	0.2
366,391		Microsoft Corp.	37,214,334	4.5
28,135		Nvidia Corp.	3,756,022	0.5
16,620		NXP Semiconductor NV - NXPI - US	1,217,914	0.1
123,140		Oracle Corp.	5,559,771	0.7
57,424	(1)	PayPal Holdings, Inc.	4,828,784	0.6
58,593		Qualcomm, Inc.	3,334,528	0.4
34,758	(1)	Salesforce.com, Inc.	4,760,803	0.6
46,463		Texas Instruments, Inc.	4,390,754	0.5
85,147		Visa, Inc. - Class A	11,234,295	1.4
3,427		VMware, Inc.	469,945	0.1
			173,789,664	20.9

		Materials: 2.1%
10,592		Air Products & Chemicals, Inc.	1,695,250	0.2
110,952		DowDuPont, Inc.	5,933,713	0.7
12,312		Ecolab, Inc.	1,814,173	0.2
26,643	(1)	Linde Public Ltd.	4,157,374	0.5
15,179		LyondellBasell Industries NV - Class A	1,262,286	0.2
11,688		PPG Industries, Inc.	1,194,864	0.1
4,024		Sherwin-Williams Co.	1,583,283	0.2
3,978		Southern Copper Corp.	122,403	0.0
			17,763,346	2.1

		Real Estate: 1.5%
21,196		American Tower Corp.	3,352,995	0.4
20,009		Crown Castle International Corp.	2,173,578	0.2
3,873		Equinix, Inc.	1,365,465	0.2

See Accompanying Notes to Financial Statements

67

Voya Russell™ Large Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

30,247	ProLogis, Inc.	1,776,104	0.2
7,169	Public Storage, Inc.	1,451,077	0.2
14,889	Simon Property Group, Inc.	2,501,203	0.3
		12,620,422	1.5

	Utilities: 1.9%
23,835	American Electric Power Co., Inc.	1,781,428	0.2
36,073	Dominion Energy, Inc.	2,577,777	0.3
34,463	Duke Energy Corp.	2,974,157	0.4
46,615	Exelon Corp.	2,102,336	0.2
23,076	NextEra Energy, Inc.	4,011,070	0.5
49,767	Southern Co.	2,185,767	0.3
		15,632,535	1.9

	Total Common Stock
	(Cost $323,775,225)	822,310,418	98.9

SHORT-TERM INVESTMENTS: 1.0%
	Mutual Funds: 1.0%
8,385,000	(2) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340%
	(Cost $8,385,000)	8,385,000	1.0

	Total Short-Term Investments
	(Cost $8,385,000)	8,385,000	1.0

	Total Investments in Securities (Cost $332,160,225)	$830,695,418	99.9
	Assets in Excess of Other Liabilities	1,091,061	0.1
	Net Assets	$831,786,479	100.0

(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

68

Voya Russell™ Large Cap Value Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.0%
		Communication Services: 9.0%
313,577		AT&T, Inc.	8,949,487	2.5
2,212	(1)	Charter Communications, Inc.	630,354	0.2
197,086		Comcast Corp. – Class A	6,710,778	1.9
4,594	(1)	T-Mobile US, Inc.	292,224	0.1
45,005		Twenty-First Century Fox, Inc. - Class A	2,165,641	0.6
21,065		Twenty-First Century Fox, Inc. - Class B	1,006,486	0.3
178,454		Verizon Communications, Inc.	10,032,684	2.8
18,265		Walt Disney Co.	2,002,757	0.6
			31,790,411	9.0

		Consumer Discretionary: 3.5%
17,235		Carnival Corp.	849,685	0.2
30,584	(1)	eBay, Inc.	858,493	0.2
168,292		Ford Motor Co.	1,287,434	0.4
1,218	(1)	Garrett Motion, Inc.	15,030	0.0
56,482		General Motors Co.	1,889,323	0.5
5,990		Las Vegas Sands Corp.	311,779	0.1
27,002		McDonald's Corp.	4,794,745	1.4
22,717		Target Corp.	1,501,367	0.4
9,541		Yum! Brands, Inc.	877,009	0.3
			12,384,865	3.5

		Consumer Staples: 9.0%
36,963		Coca-Cola Co.	1,750,198	0.5
29,920		Colgate-Palmolive Co.	1,780,838	0.5
24,254		General Mills, Inc.	944,451	0.3
1,953		Kimberly-Clark Corp.	222,525	0.1
25,986		Kraft Heinz Co.	1,118,438	0.3
61,568		Mondelez International, Inc.	2,464,567	0.7
6,905		PepsiCo, Inc.	762,864	0.2
67,008		Philip Morris International, Inc.	4,473,454	1.3
107,453		Procter & Gamble Co.	9,877,080	2.8
34,927		Walgreens Boots Alliance, Inc.	2,386,562	0.7
61,545		Walmart, Inc.	5,732,917	1.6
			31,513,894	9.0

		Energy: 10.8%
14,432		Anadarko Petroleum Corp.	632,699	0.2
22,134		Baker Hughes a GE Co.	475,881	0.1
82,172		Chevron Corp.	8,939,492	2.5
49,693		ConocoPhillips	3,098,358	0.9
22,115		EOG Resources, Inc.	1,928,649	0.5
182,764		Exxon Mobil Corp.	12,462,677	3.6
81,807		Kinder Morgan, Inc.	1,258,192	0.4
28,902		Marathon Petroleum Corp.	1,705,507	0.5
32,583		Occidental Petroleum Corp.	1,999,944	0.6
17,945		Phillips 66	1,545,962	0.4
3,278		Pioneer Natural Resources Co.	431,123	0.1
59,790		Schlumberger Ltd.	2,157,223	0.6
18,273		Valero Energy Corp.	1,369,927	0.4
			38,005,634	10.8

		Financials: 24.5%
32,950		Aflac, Inc.	1,501,202	0.4
32,837		American International Group, Inc.	1,294,106	0.4
14,908		Allstate Corp.	1,231,848	0.3
9,722		American Express Co.	926,701	0.3
394,631		Bank of America Corp.	9,723,708	2.8
39,442		Bank of New York Mellon Corp.	1,856,535	0.5
33,189		BB&T Corp.	1,437,747	0.4
73,040	(1)	Berkshire Hathaway, Inc. – Class B	14,913,307	4.2
5,230		Blackrock, Inc.	2,054,449	0.6
18,969		Capital One Financial Corp.	1,433,867	0.4
19,773		Chubb Ltd.	2,554,276	0.7
105,389		Citigroup, Inc.	5,486,551	1.6
13,468		CME Group, Inc.	2,533,600	0.7
15,033		Goldman Sachs Group, Inc.	2,511,263	0.7
11,696		Intercontinental Exchange, Inc.	881,060	0.3
142,754		JPMorgan Chase & Co.	13,935,645	4.0
11,658		Marsh & McLennan Cos., Inc.	929,725	0.3
36,434		Metlife, Inc.	1,495,980	0.4
52,299		Morgan Stanley	2,073,655	0.6
20,013		PNC Financial Services Group, Inc.	2,339,720	0.7
17,803		Prudential Financial, Inc.	1,451,835	0.4
15,166		State Street Corp.	956,520	0.3
9,183		Travelers Cos., Inc.	1,099,664	0.3
65,254		US Bancorp	2,982,108	0.8
183,033		Wells Fargo & Co.	8,434,161	2.4
			86,039,233	24.5

		Health Care: 19.7%
73,804		Abbott Laboratories	5,338,243	1.5
1,568	(1)	Alexion Pharmaceuticals, Inc.	152,661	0.1
14,614		Allergan PLC	1,953,307	0.6
1,622		Amgen, Inc.	315,755	0.1
11,222		Anthem, Inc.	2,947,234	0.8
19,153		Baxter International, Inc.	1,260,650	0.4
10,385		Becton Dickinson & Co.	2,339,948	0.7
451	(1)	Biogen, Inc.	135,715	0.0
13,726	(1)	Boston Scientific Corp.	485,077	0.1
33,016		Bristol-Myers Squibb Co.	1,716,172	0.5
11,429		Cigna Corp.	2,170,596	0.6
51,184		CVS Health Corp.	3,353,576	1.0
26,658		Danaher Corp.	2,748,973	0.8
15,575		Eli Lilly & Co.	1,802,339	0.5
14,237		Gilead Sciences, Inc.	890,524	0.3
3,377		HCA Healthcare, Inc.	420,268	0.1
303		Humana, Inc.	86,803	0.0
94,972		Johnson & Johnson	12,256,137	3.5
7,369		McKesson Corp.	814,053	0.2
58,369		Medtronic PLC	5,309,244	1.5
104,754		Merck & Co., Inc.	8,004,253	2.3
250,292		Pfizer, Inc.	10,925,246	3.1

See Accompanying Notes to Financial Statements

69

Voya Russell™ Large Cap Value Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

16,275	Thermo Fisher Scientific, Inc.	3,642,182	1.0
		69,068,956	19.7

	Industrials: 5.2%
4,056	3M Co.	772,830	0.2
2,002	Caterpillar, Inc.	254,394	0.1
18,397	CSX Corp.	1,143,006	0.3
20,647	Delta Air Lines, Inc.	1,030,285	0.3
18,841	Eaton Corp. PLC	1,293,623	0.4
7,847	Emerson Electric Co.	468,858	0.1
6,147	General Dynamics Corp.	966,370	0.3
371,847	General Electric Co.	2,814,882	0.8
12,185	Honeywell International, Inc.	1,609,882	0.4
39,841	Johnson Controls International plc	1,181,286	0.3
931	Lockheed Martin Corp.	243,773	0.1
11,736	Norfolk Southern Corp.	1,755,002	0.5
2,031	(1) Resideo Technologies, Inc.	41,737	0.0
6,430	Southwest Airlines Co.	298,866	0.1
2,585	Union Pacific Corp.	357,325	0.1
34,954	United Technologies Corp.	3,721,902	1.1
2,793	Waste Management, Inc.	248,549	0.1
		18,202,570	5.2

	Information Technology: 9.6%
7,123	Broadcom, Inc.	1,811,237	0.5
195,631	Cisco Systems, Inc.	8,476,691	2.4
2,466	Cognizant Technology Solutions Corp.	156,542	0.0
63,420	Hewlett Packard Enterprise Co.	837,778	0.2
68,290	HP, Inc.	1,397,213	0.4
197,108	Intel Corp.	9,250,278	2.6
11,136	International Business Machines Corp.	1,265,829	0.4
10,593	(1) Micron Technology, Inc.	336,116	0.1
17,329	Microsoft Corp.	1,760,107	0.5
14,045	NXP Semiconductor NV - NXPI - US	1,029,218	0.3
99,228	Oracle Corp.	4,480,144	1.3
52,288	Qualcomm, Inc.	2,975,710	0.9
		33,776,863	9.6

	Materials: 3.1%
9,453	Air Products & Chemicals, Inc.	1,512,953	0.4
99,012	DowDuPont, Inc.	5,295,162	1.5
6,021	Ecolab, Inc.	887,194	0.3
9,724	(1) Linde Public Ltd.	1,517,333	0.4
7,071	LyondellBasell Industries NV - Class A	588,024	0.2
9,752	PPG Industries, Inc.	996,947	0.3
		10,797,613	3.1

	Real Estate: 0.6%
4,392	Crown Castle International Corp.	477,103	0.1
26,992	ProLogis, Inc.	1,584,970	0.4
1,089	Simon Property Group, Inc.	182,941	0.1
		2,245,014	0.6

	Utilities: 4.0%
21,270	American Electric Power Co., Inc.	1,589,720	0.4
32,171	Dominion Energy, Inc.	2,298,940	0.7
30,754	Duke Energy Corp.	2,654,070	0.8
41,598	Exelon Corp.	1,876,070	0.5
20,593	NextEra Energy, Inc.	3,579,475	1.0
44,412	Southern Co.	1,950,575	0.6
		13,948,850	4.0

	Total Common Stock
	(Cost $274,760,422)	347,773,903	99.0

SHORT-TERM INVESTMENTS: 1.2%
	Mutual Funds: 1.2%
4,050,000	(2) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340%
	(Cost $4,050,000)	4,050,000	1.2

	Total Short-Term Investments
	(Cost $4,050,000)	4,050,000	1.2

	Total Investments in Securities (Cost $278,810,422)	$351,823,903	100.2
	Liabilities in Excess of Other Assets	(816,001)	(0.2)
	Net Assets	$351,007,902	100.0

(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

70

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.4%
		Communication Services: 4.0%
4,333	(1)	AMC Networks, Inc.	237,795	0.1
422		Cable One, Inc.	346,082	0.1
32,188		CBS Corp. - Class B	1,407,259	0.5
7,375	(1)	IAC/InterActiveCorp	1,349,920	0.5
3,879		Interpublic Group of Cos., Inc.	80,024	0.0
356	(2)	Lions Gate Entertainment Corp. - A	5,732	0.0
711		Lions Gate Entertainment Corp. - B	10,580	0.0
13,653	(1)	Live Nation Entertainment, Inc.	672,410	0.3
182	(1)	Madison Square Garden Co.	48,721	0.0
5,200		Match Group, Inc.	222,404	0.1
14,566		Omnicom Group	1,066,814	0.4
127,353	(2)	Sirius XM Holdings, Inc.	727,186	0.3
6,630	(1)	Take-Two Interactive Software, Inc.	682,492	0.3
10,306	(1)	TripAdvisor, Inc.	555,906	0.2
70,888	(1)	Twitter, Inc.	2,037,321	0.8
22,437	(1)	Zayo Group Holdings, Inc.	512,461	0.2
3,985	(1),(2)	Zillow Group, Inc. - Class A	125,248	0.1
8,703	(1),(2)	Zillow Group, Inc. - Class C	274,841	0.1
			10,363,196	4.0

		Consumer Discretionary: 16.3%
2,103		Advance Auto Parts, Inc.	331,138	0.1
2,205	(1)	Autozone, Inc.	1,848,540	0.7
5,949		Best Buy Co., Inc.	315,059	0.1
4,783	(1)	Bright Horizons Family Solutions, Inc.	533,065	0.2
832		Brunswick Corp.	38,646	0.0
6,602	(1)	Burlington Stores, Inc.	1,073,947	0.4
10,432	(1)	Carmax, Inc.	654,399	0.3
4,470		Carter's, Inc.	364,841	0.1
2,412	(1)	Chipotle Mexican Grill, Inc.	1,041,478	0.4
3,389	(2)	Choice Hotels International, Inc.	242,585	0.1
370		Columbia Sportswear Co.	31,113	0.0
6,184		Darden Restaurants, Inc.	617,534	0.2
22,744		Delphi Technologies PLC	1,400,348	0.5
26,338		Dollar General Corp.	2,846,611	1.1
3,952	(1)	Dollar Tree, Inc.	356,945	0.1
4,104		Domino's Pizza, Inc.	1,017,751	0.4
20,035		D.R. Horton, Inc.	694,413	0.3
8,196		Dunkin' Brands Group, Inc.	525,528	0.2
11,933		Expedia Group, Inc.	1,344,253	0.5
11,234		Extended Stay America, Inc.	174,127	0.1
4,777	(1),(2)	Floor & Decor Holdings, Inc.	123,724	0.1
6,717	(1)	frontdoor, Inc.	178,739	0.1
1,326		Gap, Inc.	34,158	0.0
18,102		Gentex Corp.	365,841	0.1
4,671	(1)	Grand Canyon Education, Inc.	449,070	0.2
8,933	(1)	GrubHub, Inc.	686,144	0.3
3,683		H&R Block, Inc.	93,438	0.0
35,506		Hanesbrands, Inc.	444,890	0.2
9,012		Hasbro, Inc.	732,225	0.3
9,572	(1)	Hilton Grand Vacations, Inc.	252,605	0.1
27,648		Hilton Worldwide Holdings, Inc.	1,985,126	0.8
546	(2)	International Game Technology PLC	7,988	0.0
4,261		L Brands, Inc.	109,380	0.0
666		Lear Corp.	81,825	0.0
15,221		Lennar Corp. - Class A	595,902	0.2
829		Lennar Corp. - Class B	25,973	0.0
5,240	(1)	LKQ Corp.	124,345	0.1
9,456	(1)	Lululemon Athletica, Inc.	1,149,944	0.4
7,529	(1),(2)	Mattel, Inc.	75,215	0.0
4,334		MGM Resorts International	105,143	0.0
7,472	(1)	Michael Kors Holdings Ltd.	283,338	0.1
1,591	(1)	Michaels Cos, Inc.	21,542	0.0
11,650		Nordstrom, Inc.	543,007	0.2
313	(1)	NVR, Inc.	762,778	0.3
7,827	(1)	O'Reilly Automotive, Inc.	2,695,071	1.0
5,803		Polaris Industries, Inc.	444,974	0.2
3,893		Pool Corp.	578,694	0.2
8,031		Pulte Group, Inc.	208,726	0.1
36,185		Ross Stores, Inc.	3,010,592	1.2
8,090		Service Corp. International	325,703	0.1
13,434	(1)	ServiceMaster Global Holdings, Inc.	493,565	0.2
7,140		Six Flags Entertainment Corp.	397,198	0.2
6,116	(1)	Skechers USA, Inc.	139,995	0.1
5,621		Tapestry, Inc.	189,709	0.1
4,586	(1)	Tempur Sealy International, Inc.	189,860	0.1
4,103		Thor Industries, Inc.	213,356	0.1
2,108		Tiffany & Co.	169,715	0.1
6,874		Toll Brothers, Inc.	226,361	0.1
12,078		Tractor Supply Co.	1,007,788	0.4
5,600	(1)	Ulta Beauty, Inc.	1,371,104	0.5
13,953	(1),(2)	Under Armour, Inc. - Class A	246,550	0.1
14,263	(1)	Under Armour, Inc. - Class C	230,633	0.1
7,307	(1)	Urban Outfitters, Inc.	242,592	0.1
3,970		Vail Resorts, Inc.	836,955	0.3
24,676		VF Corp.	1,760,386	0.7
1,807	(1)	Visteon Corp.	108,926	0.0
5,658	(1)	Wayfair, Inc.	509,673	0.2
18,424		Wendy's Company	287,599	0.1
1,799	(2)	Williams-Sonoma, Inc.	90,760	0.0
9,462		Wyndham Destinations, Inc.	339,118	0.1
9,689		Wyndham Hotels & Resorts, Inc.	439,590	0.2

See Accompanying Notes to Financial Statements

71

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

10,182		Wynn Resorts Ltd.	1,007,102	0.4
3,023		Yum China Holdings, Inc.	101,361	0.0
			42,548,317	16.3

		Consumer Staples: 3.3%
5,081		Brown-Forman Corp. - Class A	240,941	0.1
27,982		Brown-Forman Corp. - Class B	1,331,384	0.5
12,107	(2)	Campbell Soup Co.	399,410	0.2
20,524		Church & Dwight Co., Inc.	1,349,658	0.5
11,060		Clorox Co.	1,704,788	0.7
3,356		Energizer Holdings, Inc.	151,523	0.1
1,932	(1)	Herbalife Nutrition Ltd	113,891	0.0
12,647		Hershey Co.	1,355,506	0.5
12,296		Kellogg Co.	700,995	0.3
17,748		Keurig Dr Pepper, Inc.	455,059	0.2
698		McCormick & Co., Inc.	97,190	0.0
1,676		Nu Skin Enterprises, Inc.	102,789	0.0
3,705	(1)	Post Holdings, Inc.	330,227	0.1
1,808		Spectrum Brands Holdings, Inc.	76,388	0.0
12,389	(1)	Sprouts Farmers Market, Inc.	291,265	0.1
1,258	(1)	US Foods Holding Corp.	39,803	0.0
			8,740,817	3.3

		Energy: 1.5%
12,732	(1)	Antero Resources Corp.	119,554	0.0
2,384		Apache Corp.	62,580	0.0
31,740		Cabot Oil & Gas Corp.	709,389	0.3
15,884	(1)	Cheniere Energy, Inc.	940,174	0.4
1,164		Cimarex Energy Co.	71,761	0.0
2,505	(1)	Concho Resources, Inc./Midland TX	257,489	0.1
4,170	(1)	Continental Resources, Inc.	167,592	0.1
2,583		Diamondback Energy, Inc.	239,444	0.1
4,535	(1)	Kosmos Energy Ltd.	18,457	0.0
7,176	(1)	Newfield Exploration Co.	105,200	0.0
16,806		Oneok, Inc.	906,684	0.4
18,135	(1)	Parsley Energy, Inc.	289,797	0.1
2,072	(2)	RPC, Inc.	20,451	0.0
			3,908,572	1.5

		Financials: 6.6%
163		Alleghany Corp.	101,601	0.0
2,234		Ameriprise Financial, Inc.	233,163	0.1
6,096	(1)	Arch Capital Group Ltd.	162,885	0.1
877		Axis Capital Holdings Ltd.	45,288	0.0
614		BOK Financial Corp.	45,025	0.0
1,310		Brown & Brown, Inc.	36,104	0.0
10,260		Cboe Global Markets, Inc.	1,003,736	0.4
926		Comerica, Inc.	63,607	0.0
1,023	(1)	Credit Acceptance Corp.	390,540	0.2
15,212		Discover Financial Services	897,204	0.3
5,698		E*Trade Financial Corp.	250,028	0.1
1,072		East West Bancorp, Inc.	46,664	0.0
11,255		Eaton Vance Corp.	395,951	0.2
1,860		Erie Indemnity Co.	247,957	0.1
3,975		Evercore, Inc.	284,451	0.1
1,582		Everest Re Group Ltd.	344,496	0.1
3,701		Factset Research Systems, Inc.	740,681	0.3
6,649		Interactive Brokers Group, Inc.	363,368	0.1
10,503		Lazard Ltd.	387,666	0.2
8,507		LPL Financial Holdings, Inc.	519,608	0.2
118	(1)	Markel Corp.	122,490	0.0
3,627		MarketAxess Holdings, Inc.	766,421	0.3
16,508		Moody's Corp.	2,311,780	0.9
1,797		Morningstar, Inc.	197,382	0.1
8,618		MSCI, Inc. - Class A	1,270,552	0.5
5,680		Northern Trust Corp.	474,791	0.2
537	(1)	OneMain Holdings, Inc.	13,044	0.0
3,205		Pinnacle Financial Partners, Inc.	147,750	0.1
3,833		Raymond James Financial, Inc.	285,214	0.1
342		RenaissanceRe Holdings Ltd.	45,725	0.0
1,475		Santander Consumer USA Holdings, Inc.	25,945	0.0
12,991		SEI Investments Co.	600,184	0.2
3,358		Signature Bank	345,236	0.1
4,025	(1)	SVB Financial Group	764,428	0.3
25,571		Synchrony Financial	599,896	0.2
4,728		Synovus Financial Corp.	151,249	0.1
21,748		T. Rowe Price Group, Inc.	2,007,775	0.8
3,149	(1)	Texas Capital Bancshares, Inc.	160,882	0.1
4,043		Virtu Financial, Inc.	104,148	0.0
1,092	(3)	Voya Financial, Inc.	43,833	0.0
5,863	(1)	Western Alliance Bancorp.	231,530	0.1
			17,230,278	6.6

		Health Care: 14.6%
4,225	(1)	Abiomed, Inc.	1,373,294	0.5
4,680	(1)	Agios Pharmaceuticals, Inc.	215,795	0.1
7,849	(1)	Align Technology, Inc.	1,643,816	0.6
15,225	(1)	Alkermes PLC	449,290	0.2
7,822	(1)	Alnylam Pharmaceuticals, Inc.	570,302	0.2
15,602		AmerisourceBergen Corp.	1,160,789	0.5
3,957	(1)	Athenahealth, Inc.	522,047	0.2
17,476	(1)	BioMarin Pharmaceutical, Inc.	1,488,081	0.6
3,679		Bio-Techne Corp.	532,425	0.2
3,686	(1),(2)	Bluebird Bio, Inc.	365,651	0.1
4,015		Bruker Corp.	119,527	0.1
3,643		Cantel Medical Corp.	271,221	0.1
3,328	(1)	Catalent, Inc.	103,767	0.0
17,765	(1)	Centene Corp.	2,048,305	0.8
14,032	(1)	Cerner Corp.	735,838	0.3
3,355	(1)	Charles River Laboratories International, Inc.	379,719	0.2
1,535		Chemed Corp.	434,835	0.2
761		Cooper Cos., Inc.	193,675	0.1
6,673	(1)	DaVita, Inc.	343,393	0.1
8,644	(1)	DexCom, Inc.	1,035,551	0.4

 See Accompanying Notes to Financial Statements

72

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

20,798	(1)	Edwards Lifesciences Corp.	3,185,630	1.2
3,361	(1)	Elanco Animal Health, Inc.	105,972	0.0
9,691		Encompass Health Corp.	597,935	0.2
11,846	(1),(2)	Exact Sciences Corp.	747,483	0.3
29,029	(1)	Exelixis, Inc.	571,001	0.2
2,208	(1)	Henry Schein, Inc.	173,372	0.1
4,248		Hill-Rom Holdings, Inc.	376,160	0.2
1,543	(1)	ICU Medical, Inc.	354,319	0.1
8,502	(1)	Idexx Laboratories, Inc.	1,581,542	0.6
17,370	(1)	Incyte Corp., Ltd.	1,104,558	0.4
5,779	(1)	Insulet Corp.	458,390	0.2
5,424	(1)	Integra LifeSciences Holdings Corp.	244,622	0.1
12,355	(1)	Ionis Pharmaceuticals, Inc.	667,911	0.3
5,347	(1)	Jazz Pharmaceuticals PLC	662,814	0.3
588	(1)	Laboratory Corp. of America Holdings	74,300	0.0
4,566	(1)	Masimo Corp.	490,251	0.2
2,430	(1)	Mettler Toledo International, Inc.	1,374,359	0.5
5,200	(1)	Molina Healthcare, Inc.	604,344	0.2
15,460	(1)	Nektar Therapeutics	508,170	0.2
8,818	(1)	Neurocrine Biosciences, Inc.	629,693	0.2
3,031	(1)	Penumbra, Inc.	370,388	0.1
5,722	(1)	PRA Health Sciences, Inc.	526,195	0.2
1,688	(1)	Premier, Inc.	63,047	0.0
13,921		Resmed, Inc.	1,585,184	0.6
4,495	(1)	Sage Therapeutics, Inc.	430,576	0.2
6,566	(1)	Sarepta Therapeutics, Inc.	716,548	0.3
10,732	(1)	Seattle Genetics, Inc.	608,075	0.2
861		Teleflex, Inc.	222,551	0.1
3,816	(1)	Tesaro, Inc.	283,338	0.1
9,056	(1)	Varian Medical Systems, Inc.	1,026,135	0.4
12,028	(1)	Veeva Systems, Inc.	1,074,341	0.4
6,910	(1)	Waters Corp.	1,303,572	0.5
4,597	(1)	WellCare Health Plans, Inc.	1,085,306	0.4
1,672		West Pharmaceutical Services, Inc.	163,906	0.1
			37,959,309	14.6

		Industrials: 15.8%
721		Air Lease Corp.	21,781	0.0
7,780		Allegion Public Ltd.	620,144	0.2
11,346		Allison Transmission Holdings, Inc.	498,203	0.2
4,341		Ametek, Inc.	293,886	0.1
14,067		AO Smith Corp.	600,661	0.2
4,261		Armstrong World Industries, Inc.	248,033	0.1
9,848		BWX Technologies, Inc.	376,489	0.1
13,519		CH Robinson Worldwide, Inc.	1,136,813	0.4
8,645		Cintas Corp.	1,452,273	0.6
20,065	(1)	Copart, Inc.	958,706	0.4
3,541	(1)	CoStar Group, Inc.	1,194,521	0.5
5,320		Cummins, Inc.	710,965	0.3
339		Curtiss-Wright Corp.	34,619	0.0
11,840		Donaldson Co., Inc.	513,738	0.2
1,603		Dun & Bradstreet Corp.	228,812	0.1
3,207		Equifax, Inc.	298,668	0.1
17,032		Expeditors International Washington, Inc.	1,159,709	0.4
28,455		Fastenal Co.	1,487,912	0.6
26,696		Fortive Corp.	1,806,251	0.7
5,830		Fortune Brands Home & Security, Inc.	221,482	0.1
4,115	(1)	Gardner Denver Holdings, Inc.	84,152	0.0
1,228	(1)	Genesee & Wyoming, Inc.	90,897	0.0
16,372		Graco, Inc.	685,168	0.3
11,741		Harris Corp.	1,580,926	0.6
5,489	(1)	HD Supply Holdings, Inc.	205,947	0.1
3,847		Heico Corp.	298,066	0.1
7,499		Heico Corp. - Class A	472,437	0.2
1,796		Hexcel Corp.	102,983	0.0
3,660		Hubbell, Inc.	363,584	0.1
3,601		Huntington Ingalls Industries, Inc.	685,306	0.3
7,132		IDEX Corp.	900,486	0.3
13,125		Ingersoll-Rand PLC - Class A	1,197,394	0.5
8,623		JB Hunt Transport Services, Inc.	802,284	0.3
12,467		KAR Auction Services, Inc.	594,925	0.2
4,048		Landstar System, Inc.	387,272	0.2
3,323		Lennox International, Inc.	727,272	0.3
6,230		Lincoln Electric Holdings, Inc.	491,235	0.2
20,593		Masco Corp.	602,139	0.2
3,182	(1)	Middleby Corp.	326,887	0.1
1,996		MSC Industrial Direct Co.	153,532	0.1
5,352		Nordson Corp.	638,761	0.2
6,520		Old Dominion Freight Line	805,155	0.3
2,364		Parker Hannifin Corp.	352,567	0.1
4,188		Quanta Services, Inc.	126,059	0.0
1,400		Republic Services, Inc.	100,926	0.0
11,703		Robert Half International, Inc.	669,412	0.3
11,912		Rockwell Automation, Inc.	1,792,518	0.7
14,349		Rollins, Inc.	517,999	0.2
1,866		Roper Technologies, Inc.	497,326	0.2
770		Schneider National, Inc.	14,376	0.0
8,736	(1)	Sensata Technologies Holding PLC	391,722	0.2
10,485		Spirit Aerosystems Holdings, Inc.	755,864	0.3
4,022		Textron, Inc.	184,972	0.1
10,204		Toro Co.	570,199	0.2
4,799	(1)	TransDigm Group, Inc.	1,631,948	0.6
18,213		TransUnion	1,034,498	0.4
8,019	(1)	United Rentals, Inc.	822,188	0.3
1,711	(1)	Univar, Inc.	30,353	0.0
15,885	(1)	Verisk Analytics, Inc.	1,732,100	0.7
5,156	(1)	WABCO Holdings, Inc.	553,445	0.2
3,061	(2)	Wabtec Corp.	215,035	0.1
2,534		Watsco, Inc.	352,581	0.1

See Accompanying Notes to Financial Statements

73

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

12,872	(1)	Welbilt, Inc.	143,008	0.1
4,500		WW Grainger, Inc.	1,270,620	0.5
12,388	(1)	XPO Logistics, Inc.	706,611	0.3
9,919		Xylem, Inc.	661,796	0.3
			41,188,597	15.8

		Information Technology: 31.4%
5,413	(1)	2U, Inc.	269,134	0.1
92,748	(1)	Advanced Micro Devices, Inc.	1,712,128	0.7
14,689	(1)	Akamai Technologies, Inc.	897,204	0.3
4,695		Alliance Data Systems Corp.	704,626	0.3
29,227		Amphenol Corp.	2,367,972	0.9
5,780		Analog Devices, Inc.	496,097	0.2
8,249	(1)	ANSYS, Inc.	1,179,112	0.5
5,710	(1)	Arista Networks, Inc.	1,203,097	0.5
6,690	(1)	Aspen Technology, Inc.	549,784	0.2
9,823	(1)	Atlassian Corp. PLC	874,051	0.3
18,248	(1)	Autodesk, Inc.	2,346,875	0.9
14,055	(1)	Black Knight, Inc.	633,318	0.2
13,078		Booz Allen Hamilton Holding Corp.	589,425	0.2
11,462		Broadridge Financial Solutions, Inc. ADR	1,103,217	0.4
27,647	(1)	Cadence Design Systems, Inc.	1,202,092	0.5
12,819		CDK Global, Inc.	613,774	0.2
14,497		CDW Corp.	1,174,982	0.5
3,472	(1)	Ceridian HCM Holding, Inc.	119,749	0.0
13,396		Citrix Systems, Inc.	1,372,554	0.5
16,367		Cognex Corp.	632,912	0.2
1,715	(1)	Coherent, Inc.	181,293	0.1
4,976	(1)	CoreLogic, Inc.	166,298	0.1
24,469		Cypress Semiconductor Corp.	311,246	0.1
929	(1)	Dell Technologies, Inc.	45,400	0.0
7,276	(1)	DocuSign, Inc.	291,622	0.1
646	(1),(2)	Elastic NV	46,176	0.0
5,078	(1)	EPAM Systems, Inc.	589,099	0.2
2,451	(1)	Euronet Worldwide, Inc.	250,933	0.1
6,051	(1)	F5 Networks, Inc.	980,444	0.4
2,839	(1)	Fair Isaac Corp.	530,893	0.2
2,747		Fidelity National Information Services, Inc.	281,705	0.1
12,706	(1)	FireEye, Inc.	205,964	0.1
53,849	(1)	First Data Corp.	910,587	0.4
39,480	(1)	Fiserv, Inc.	2,901,385	1.1
8,691	(1)	FleetCor Technologies, Inc.	1,614,093	0.6
1,198		Flir Systems, Inc.	52,161	0.0
13,954	(1)	Fortinet, Inc.	982,780	0.4
8,767	(1)	Gartner, Inc.	1,120,773	0.4
5,153		Genpact Ltd.	139,079	0.1
15,731		Global Payments, Inc.	1,622,338	0.6
15,853	(1)	GoDaddy, Inc.	1,040,274	0.4
8,024	(1)	Guidewire Software, Inc.	643,766	0.2
3,568	(1)	IPG Photonics Corp.	404,219	0.2
7,619		Jack Henry & Associates, Inc.	963,956	0.4
15,169		KLA-Tencor Corp.	1,357,474	0.5
15,365		Lam Research Corp.	2,092,252	0.8
1,981		Littelfuse, Inc.	339,702	0.1
3,295		LogMeIn, Inc.	268,773	0.1
6,464	(1)	Manhattan Associates, Inc.	273,880	0.1
14,871		Marvell Technology Group Ltd.	240,761	0.1
27,559		Maxim Integrated Products	1,401,375	0.5
22,780		Microchip Technology, Inc.	1,638,338	0.6
5,285		MKS Instruments, Inc.	341,464	0.1
4,026		Monolithic Power Systems, Inc.	468,022	0.2
1,814		Motorola Solutions, Inc.	208,683	0.1
8,875		National Instruments Corp.	402,748	0.2
9,598	(1)	NCR Corp.	221,522	0.1
25,951		NetApp, Inc.	1,548,496	0.6
13,854	(1)	Nutanix, Inc.	576,188	0.2
8,482	(1)	Okta, Inc.	541,152	0.2
41,271	(1)	ON Semiconductor Corp.	681,384	0.3
9,010	(1)	Palo Alto Networks, Inc.	1,697,034	0.7
31,792		Paychex, Inc.	2,071,249	0.8
4,912	(1)	Paycom Software, Inc.	601,474	0.2
3,723		Pegasystems, Inc.	178,071	0.1
1,910	(1),(2)	Pluralsight, Inc.	44,981	0.0
4,977	(1)	Proofpoint, Inc.	417,122	0.2
11,560	(1)	PTC, Inc.	958,324	0.4
16,274	(1)	Pure Storage, Inc.	261,686	0.1
7,079	(1)	RealPage, Inc.	341,137	0.1
17,537	(1)	Red Hat, Inc.	3,080,199	1.2
6,753	(1)	RingCentral, Inc.	556,717	0.2
22,013		Sabre Corp.	476,361	0.2
17,613	(1)	ServiceNow, Inc.	3,135,995	1.2
12,525		Skyworks Solutions, Inc.	839,426	0.3
2,006	(1),(2)	SolarWinds Corp.	27,743	0.0
14,505	(1)	Splunk, Inc.	1,520,849	0.6
28,965	(1)	Square, Inc.	1,624,647	0.6
19,006		SS&C Technologies Holdings, Inc.	857,361	0.3
3,716	(2)	Switch, Inc.	26,012	0.0
1,377	(1)	Synopsys, Inc.	115,998	0.0
7,064	(1)	Tableau Software, Inc.	847,680	0.3
8,326	(1)	Teradata Corp.	319,385	0.1
2,837		Teradyne, Inc.	89,025	0.0
17,822		Total System Services, Inc.	1,448,750	0.6
7,300	(1),(2)	Twilio, Inc.	651,890	0.3
3,779	(1)	Tyler Technologies, Inc.	702,214	0.3
1,487	(2)	Ubiquiti Networks, Inc.	147,823	0.1
3,007	(1)	Ultimate Software Group, Inc.	736,324	0.3
4,209	(2)	Universal Display Corp.	393,836	0.2
10,424	(1)	VeriSign, Inc.	1,545,775	0.6
10,757		Versum Materials, Inc.	298,184	0.1
12,223		Western Union Co.	208,524	0.1
4,082	(1)	WEX, Inc.	571,725	0.2
14,378	(1)	Workday, Inc.	2,295,879	0.9
2,638	(1)	Worldpay, Inc.	201,622	0.1
25,225		Xilinx, Inc.	2,148,413	0.8
5,222	(1)	Zebra Technologies Corp.	831,499	0.3
10,409	(1)	Zendesk, Inc.	607,573	0.2
			81,799,308	31.4

		Materials: 3.6%
8,552		Avery Dennison Corp.	768,226	0.3

 See Accompanying Notes to Financial Statements

74

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

8,347	(1)	Axalta Coating Systems Ltd.	195,487	0.1
6,530	(1)	Berry Plastics Group, Inc.	310,371	0.1
8,387		Celanese Corp.	754,578	0.3
16,946		Chemours Co.	478,216	0.2
12,794	(1)	Crown Holdings, Inc.	531,847	0.2
4,032		Eagle Materials, Inc.	246,073	0.1
5,402		FMC Corp.	399,532	0.2
5,204		Graphic Packaging Holding Co.	55,371	0.0
4,756		International Flavors & Fragrances, Inc.	638,588	0.2
4,576		International Paper Co.	184,687	0.1
5,704		Martin Marietta Materials, Inc.	980,346	0.4
719		NewMarket Corp.	296,293	0.1
9,253		Packaging Corp. of America	772,255	0.3
10,983	(1)	Platform Specialty Products Corp.	113,454	0.0
2,657		Royal Gold, Inc.	227,572	0.1
2,638		RPM International, Inc.	155,062	0.1
1,957		Scotts Miracle-Gro Co.	120,277	0.0
8,515		Sealed Air Corp.	296,663	0.1
2,580		Silgan Holdings, Inc.	60,940	0.0
3,334		Steel Dynamics, Inc.	100,153	0.0
12,235		Vulcan Materials Co.	1,208,818	0.5
3,324		Westlake Chemical Corp.	219,949	0.1
4,889		WR Grace & Co.	317,345	0.1
			9,432,103	3.6

		Real Estate: 2.3%
831		Alexandria Real Estate Equities, Inc.	95,764	0.1
15,133	(1)	CBRE Group, Inc.	605,925	0.2
2,569		Colony Capital, Inc.	12,023	0.0
3,601		Coresite Realty Corp.	314,115	0.1
8,473		Equity Lifestyle Properties, Inc.	822,983	0.3
10,472		Extra Space Storage, Inc.	947,507	0.4
7,183		Gaming and Leisure Properties, Inc.	232,083	0.1
1,555	(1)	Howard Hughes Corp.	151,799	0.1
1,876		Hudson Pacific Properties, Inc.	54,517	0.0
7,574		Lamar Advertising Co.	523,969	0.2
254		Life Storage, Inc.	23,619	0.0
1,626		Omega Healthcare Investors, Inc.	57,154	0.0
11,097	(1)	SBA Communications Corp.	1,796,493	0.7
5,863		Taubman Centers, Inc.	266,708	0.1
			5,904,659	2.3

	Total Common Stock
	(Cost $164,805,023)		259,075,156	99.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.4%
	Securities Lending Collateral(4): 1.8%
1,116,906	Bank of Nova Scotia, Repurchase Agreement dated 12/31/18, 2.97%, due 01/02/19 (Repurchase Amount $1,117,088, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.750%-5.000%, Market Value plus accrued interest $1,139,432, due 11/15/23-05/15/58)	1,116,906	0.4
1,116,906	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $1,117,111, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,139,244, due 01/25/19-10/20/68)	1,116,906	0.4
1,116,906	Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $1,117,093, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $1,139,244, due 01/25/19-02/01/49)	1,116,906	0.5
234,063	Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.92%, due 01/02/19 (Repurchase Amount $234,100, collateralized by various U.S. Government Securities, 1.875%-2.625%, Market Value plus accrued interest $238,744, due 02/29/24-09/09/49)	234,063	0.1

See Accompanying Notes to Financial Statements

75

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

1,116,906	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $1,117,091, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $1,139,244, due 10/01/25-10/20/48)	1,116,906	0.4
		4,701,687	1.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.6%
1,670,000	(5) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340%
	(Cost $1,670,000)	1,670,000	0.6

	Total Short-Term Investments
	(Cost $6,371,687)	6,371,687	2.4

	Total Investments in Securities (Cost $171,176,710)	$265,446,843	101.8
	Liabilities in Excess of Other Assets	(4,620,595)	(1.8)
	Net Assets	$260,826,248	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Investment in affiliate
(4)	Represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

76

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.0%
		Communication Services: 3.5%
9,190	(1)	AMC Networks, Inc.	504,347	0.0
896		Cable One, Inc.	734,810	0.1
68,265		CBS Corp. - Class B	2,984,546	0.2
200,863		CenturyLink, Inc.	3,043,074	0.2
22,474		Cinemark Holdings, Inc.	804,569	0.1
32,294	(1)	Discovery Communications, Inc. - Class A	798,954	0.1
72,462	(1)	Discovery Communications, Inc. - Class C	1,672,423	0.1
46,615	(1)	Dish Network Corp. - Class A	1,163,977	0.1
21,158	(1)	GCI Liberty, Inc.	870,863	0.1
15,641	(1)	IAC/InterActiveCorp	2,862,929	0.2
80,647		Interpublic Group of Cos., Inc.	1,663,748	0.1
9,301		John Wiley & Sons, Inc.	436,868	0.0
17,689	(1)	Liberty Media Corp. - SiriusXM A	650,955	0.0
34,689	(1)	Liberty Media Corp. - SiriusXM C	1,282,799	0.1
5,211	(1)	Liberty Media Group-A	154,871	0.0
41,427	(1)	Liberty Media Group-C	1,271,809	0.1
5,356	(1)	Liberty Broadband Corp. - A	384,614	0.0
21,850	(1)	Liberty Broadband Corp. - C	1,573,856	0.1
10,331	(2)	Lions Gate Entertainment Corp. - A	166,329	0.0
20,657		Lions Gate Entertainment Corp. - B	307,376	0.0
28,955	(1)	Live Nation Entertainment, Inc.	1,426,034	0.1
3,867	(1)	Madison Square Garden Co.	1,035,196	0.1
11,029		Match Group, Inc.	471,710	0.0
80,201		News Corp - Class A	910,281	0.1
25,458		News Corp - Class B	294,040	0.0
46,734		Omnicom Group	3,422,798	0.3
270,095	(2)	Sirius XM Holdings, Inc.	1,542,242	0.1
137,449	(1)	Sprint Corp.	799,953	0.1
23,711	(1)	Take-Two Interactive Software, Inc.	2,440,810	0.2
20,757		Telephone & Data Systems, Inc.	675,433	0.1
18,381		Tribune Media Co.	834,130	0.1
21,858	(1)	TripAdvisor, Inc.	1,179,021	0.1
150,342	(1)	Twitter, Inc.	4,320,829	0.3
2,755	(1)	United States Cellular Corp.	143,177	0.0
2,103		Viacom, Inc. - Class A	58,484	0.0
74,185		Viacom, Inc. - Class B	1,906,555	0.1
47,585	(1)	Zayo Group Holdings, Inc.	1,086,841	0.1
11,674	(1)	Zillow Group, Inc. - Class A	366,914	0.0
25,494	(1),(2)	Zillow Group, Inc. - Class C	805,101	0.1
160,570	(1)	Zynga, Inc. - Class A	631,040	0.0
			47,684,306	3.5

		Consumer Discretionary: 11.7%
19,638		Adient plc	295,748	0.0
14,670		Advance Auto Parts, Inc.	2,309,938	0.2
51,303		Aramark	1,486,248	0.1
11,516	(1)	Autonation, Inc.	411,121	0.0
5,350	(1)	Autozone, Inc.	4,485,119	0.3
49,475		Best Buy Co., Inc.	2,620,196	0.2
43,912		BorgWarner, Inc.	1,525,503	0.1
12,004	(1)	Bright Horizons Family Solutions, Inc.	1,337,846	0.1
18,201		Brunswick Corp.	845,436	0.1
14,001	(1)	Burlington Stores, Inc.	2,277,543	0.2
119,597	(1),(2)	Caesars Entertainment Corp.	812,064	0.1
36,570	(1)	Carmax, Inc.	2,294,036	0.2
9,481		Carter's, Inc.	773,839	0.1
5,116	(1)	Chipotle Mexican Grill, Inc.	2,209,038	0.2
7,188		Choice Hotels International, Inc.	514,517	0.0
6,331		Columbia Sportswear Co.	532,374	0.0
26,023		Darden Restaurants, Inc.	2,598,657	0.2
55,572		Delphi Technologies PLC	3,421,568	0.3
15,579		Dick's Sporting Goods, Inc.	486,065	0.0
55,859		Dollar General Corp.	6,037,241	0.4
49,299	(1)	Dollar Tree, Inc.	4,452,686	0.3
8,704		Domino's Pizza, Inc.	2,158,505	0.2
72,387		D.R. Horton, Inc.	2,508,933	0.2
17,382		Dunkin' Brands Group, Inc.	1,114,534	0.1
25,309		Expedia Group, Inc.	2,851,059	0.2
39,711		Extended Stay America, Inc.	615,521	0.0
10,130	(1),(2)	Floor & Decor Holdings, Inc.	262,367	0.0
23,984		Foot Locker, Inc.	1,275,949	0.1
14,245	(1)	frontdoor, Inc.	379,059	0.0
45,355		Gap, Inc.	1,168,345	0.1
23,907		Garmin Ltd.	1,513,791	0.1
56,540		Gentex Corp.	1,142,673	0.1
30,030		Genuine Parts Co.	2,883,481	0.2
48,896		Goodyear Tire & Rubber Co.	997,967	0.1
880		Graham Holdings Co.	563,710	0.0
9,907	(1)	Grand Canyon Education, Inc.	952,459	0.1
18,946	(1)	GrubHub, Inc.	1,455,242	0.1
43,160		H&R Block, Inc.	1,094,969	0.1
75,303		Hanesbrands, Inc.	943,547	0.1
34,213		Harley-Davidson, Inc.	1,167,348	0.1
24,377		Hasbro, Inc.	1,980,631	0.1
20,301	(1)	Hilton Grand Vacations, Inc.	535,743	0.0
58,637		Hilton Worldwide Holdings, Inc.	4,210,137	0.3
8,817		Hyatt Hotels Corp.	596,029	0.0
20,683	(2)	International Game Technology PLC	302,592	0.0
35,096		Kohl's Corp.	2,328,269	0.2

See Accompanying Notes to Financial Statements

77

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

48,067		L Brands, Inc.	1,233,880	0.1
13,454		Lear Corp.	1,652,958	0.1
27,502		Leggett & Platt, Inc.	985,672	0.1
60,225		Lennar Corp. - Class A	2,357,809	0.2
3,279		Lennar Corp. - Class B	102,731	0.0
66,552	(1)	LKQ Corp.	1,579,279	0.1
20,054	(1)	Lululemon Athletica, Inc.	2,438,767	0.2
64,244		Macy's, Inc.	1,913,186	0.1
72,252	(1),(2)	Mattel, Inc.	721,798	0.1
103,283		MGM Resorts International	2,505,646	0.2
29,453	(1)	Michael Kors Holdings Ltd.	1,116,858	0.1
21,494	(1)	Michaels Cos, Inc.	291,029	0.0
13,067	(1)	Mohawk Industries, Inc.	1,528,316	0.1
91,055		Newell Brands, Inc.	1,692,712	0.1
24,708		Nordstrom, Inc.	1,151,640	0.1
46,084	(1)	Norwegian Cruise Line Holdings Ltd.	1,953,501	0.1
665	(1)	NVR, Inc.	1,620,598	0.1
16,599	(1)	O'Reilly Automotive, Inc.	5,715,534	0.4
7,439		Penske Auto Group, Inc.	299,940	0.0
12,308		Polaris Industries, Inc.	943,777	0.1
8,257		Pool Corp.	1,227,403	0.1
53,559		Pulte Group, Inc.	1,391,998	0.1
16,079		PVH Corp.	1,494,543	0.1
87,125	(1)	Qurate Retail, Inc.	1,700,680	0.1
11,357		Ralph Lauren Corp.	1,174,995	0.1
76,742		Ross Stores, Inc.	6,384,934	0.5
34,970		Royal Caribbean Cruises Ltd.	3,419,716	0.3
36,507		Service Corp. International	1,469,772	0.1
28,491	(1)	ServiceMaster Global Holdings, Inc.	1,046,759	0.1
15,143		Six Flags Entertainment Corp.	842,405	0.1
27,479	(1)	Skechers USA, Inc.	628,994	0.0
60,513		Tapestry, Inc.	2,042,314	0.1
9,726	(1)	Tempur Sealy International, Inc.	402,656	0.0
10,535		Thor Industries, Inc.	547,820	0.0
25,543		Tiffany & Co.	2,056,467	0.2
28,697		Toll Brothers, Inc.	944,992	0.1
25,616		Tractor Supply Co.	2,137,399	0.2
11,876	(1)	Ulta Beauty, Inc.	2,907,720	0.2
38,989	(1),(2)	Under Armour, Inc. - Class A	688,936	0.0
39,855	(1)	Under Armour, Inc. - Class C	644,455	0.0
15,498	(1)	Urban Outfitters, Inc.	514,534	0.0
8,419		Vail Resorts, Inc.	1,774,894	0.1
67,965		VF Corp.	4,848,623	0.4
6,063	(1)	Visteon Corp.	365,478	0.0
12,000	(1)	Wayfair, Inc.	1,080,960	0.1
39,073		Wendy's Company	609,930	0.0
13,118		Whirlpool Corp.	1,401,921	0.1
16,806	(2)	Williams-Sonoma, Inc.	847,863	0.1
20,068		Wyndham Destinations, Inc.	719,237	0.1
20,548		Wyndham Hotels & Resorts, Inc.	932,263	0.1
21,595		Wynn Resorts Ltd.	2,135,961	0.2
76,334		Yum China Holdings, Inc.	2,559,479	0.2
			159,481,375	11.7

		Consumer Staples: 4.4%
117,320		Archer-Daniels-Midland Co.	4,806,600	0.4
10,777		Brown-Forman Corp. - Class A	511,045	0.0
59,344		Brown-Forman Corp. - Class B	2,823,587	0.2
29,558		Bunge Ltd.	1,579,579	0.1
37,212	(2)	Campbell Soup Co.	1,227,624	0.1
7,626		Casey's General Stores, Inc.	977,196	0.1
51,330		Church & Dwight Co., Inc.	3,375,461	0.3
26,962		Clorox Co.	4,155,923	0.3
101,292		Conagra Brands, Inc.	2,163,597	0.2
97,791		Coty, Inc - Class A	641,509	0.0
12,379		Energizer Holdings, Inc.	558,912	0.0
37,638		Flowers Foods, Inc.	695,174	0.1
19,205	(1)	Hain Celestial Group, Inc.	304,591	0.0
22,764	(1)	Herbalife Nutrition Ltd	1,341,938	0.1
29,474		Hershey Co.	3,159,023	0.2
57,044	(2)	Hormel Foods Corp.	2,434,638	0.2
14,851		Ingredion, Inc.	1,357,381	0.1
23,109		JM Smucker Co.	2,160,460	0.2
52,154		Kellogg Co.	2,973,300	0.2
37,640		Keurig Dr Pepper, Inc.	965,090	0.1
166,667		Kroger Co.	4,583,342	0.3
30,753		Lamb Weston Holdings, Inc.	2,262,191	0.2
25,527		McCormick & Co., Inc.	3,554,379	0.3
36,441		Molson Coors Brewing Co.	2,046,527	0.2
11,538		Nu Skin Enterprises, Inc.	707,626	0.1
11,107	(1)	Pilgrim's Pride Corp.	172,270	0.0
13,594	(1)	Post Holdings, Inc.	1,211,633	0.1
55		Seaboard Corp.	194,591	0.0
8,503		Spectrum Brands Holdings, Inc.	359,252	0.0
26,276	(1)	Sprouts Farmers Market, Inc.	617,749	0.0
11,430	(1)	TreeHouse Foods, Inc.	579,615	0.0
61,087		Tyson Foods, Inc.	3,262,046	0.2
45,218	(1)	US Foods Holding Corp.	1,430,697	0.1
			59,194,546	4.4

		Energy: 3.9%
50,661	(1)	Antero Resources Corp.	475,707	0.0
80,254		Apache Corp.	2,106,668	0.2
16,289	(1)	Apergy Corp.	441,106	0.0
91,460		Cabot Oil & Gas Corp.	2,044,131	0.2
38,415	(1),(2)	Centennial Resource Development, Inc./DE	423,333	0.0
48,469	(1)	Cheniere Energy, Inc.	2,868,880	0.2
188,742	(1),(2)	Chesapeake Energy Corp.	396,358	0.0
19,743		Cimarex Energy Co.	1,217,156	0.1
42,053	(1)	CNX Resources Corp.	480,245	0.0
40,865	(1)	Concho Resources, Inc./Midland TX	4,200,513	0.3
18,348	(1)	Continental Resources, Inc.	737,406	0.1
98,171		Devon Energy Corp.	2,212,774	0.2
32,995		Diamondback Energy, Inc.	3,058,637	0.2
53,307		EQT Corp.	1,006,969	0.1

See Accompanying Notes to Financial Statements

78

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

44,501	(1)	Equitrans Midstream Corp.	890,910	0.1
23,212	(1),(2)	Extraction Oil & Gas, Inc.	99,580	0.0
22,281		Helmerich & Payne, Inc.	1,068,151	0.1
54,944		Hess Corp.	2,225,232	0.2
33,371		HollyFrontier Corp.	1,705,926	0.1
49,835	(1)	Kosmos Energy Ltd.	202,828	0.0
174,164		Marathon Oil Corp.	2,497,512	0.2
34,436		Murphy Oil Corp.	805,458	0.1
72,635		Nabors Industries Ltd.	145,270	0.0
80,237		National Oilwell Varco, Inc.	2,062,091	0.2
41,808	(1)	Newfield Exploration Co.	612,905	0.0
100,792		Noble Energy, Inc.	1,890,858	0.1
86,095		Oneok, Inc.	4,644,825	0.3
55,498	(1)	Parsley Energy, Inc.	886,858	0.1
44,978		Patterson-UTI Energy, Inc.	465,522	0.0
24,998		PBF Energy, Inc.	816,685	0.1
49,589	(1)	QEP Resources, Inc.	279,186	0.0
44,262		Range Resources Corp.	423,587	0.0
11,944	(2)	RPC, Inc.	117,887	0.0
23,297		SM Energy Co.	360,638	0.0
47,430		Targa Resources Corp.	1,708,429	0.1
108,397	(1)	Transocean Ltd.	752,275	0.1
209,028	(1)	Weatherford International PLC	116,847	0.0
18,823	(1)	Whiting Petroleum Corp.	427,094	0.0
255,414		Williams Cos., Inc.	5,631,879	0.4
83,325	(1)	WPX Energy, Inc.	945,739	0.1
			53,454,055	3.9

		Financials: 12.8%
11,024		Affiliated Managers Group, Inc.	1,074,179	0.1
108,596		AGNC Investment Corp.	1,904,774	0.1
3,018		Alleghany Corp.	1,881,180	0.1
88,802		Ally Financial, Inc.	2,012,253	0.1
15,076		American Financial Group, Inc.	1,364,830	0.1
1,553		American National Insurance Co.	197,604	0.0
29,250		Ameriprise Financial, Inc.	3,052,823	0.2
274,784		Annaly Capital Management, Inc.	2,698,379	0.2
81,308	(1)	Arch Capital Group Ltd.	2,172,550	0.2
37,883		Arthur J. Gallagher & Co.	2,791,977	0.2
12,399		Aspen Insurance Holdings Ltd.	520,634	0.0
34,456		Associated Banc-Corp.	681,884	0.0
10,876		Assurant, Inc.	972,749	0.1
21,786		Assured Guaranty Ltd.	833,968	0.1
33,342	(1)	Athene Holding Ltd.	1,328,012	0.1
41,533		AXA Equitable Holdings, Inc.	690,694	0.1
17,231		Axis Capital Holdings Ltd.	889,809	0.1
8,642		Bank of Hawaii Corp.	581,779	0.0
25,467		Bank OZK	581,412	0.0
21,208		BankUnited, Inc.	634,968	0.0
57,347		BGC Partners, Inc.	296,484	0.0
6,814		BOK Financial Corp.	499,671	0.0
25,213	(1)	Brighthouse Financial, Inc.	768,492	0.1
48,735		Brown & Brown, Inc.	1,343,137	0.1
23,474		Cboe Global Markets, Inc.	2,296,461	0.2
39,097		Chimera Investment Corp.	696,709	0.1
32,251		Cincinnati Financial Corp.	2,496,872	0.2
22,174		CIT Group, Inc.	848,599	0.1
98,301		Citizens Financial Group, Inc.	2,922,489	0.2
5,928		CNA Financial Corp.	261,721	0.0
33,848		Comerica, Inc.	2,325,019	0.2
20,914		Commerce Bancshares, Inc.	1,178,922	0.1
2,367	(1)	Credit Acceptance Corp.	903,626	0.1
11,995		Cullen/Frost Bankers, Inc.	1,054,840	0.1
70,440		Discover Financial Services	4,154,551	0.3
53,467		E*Trade Financial Corp.	2,346,132	0.2
30,304		East West Bancorp, Inc.	1,319,133	0.1
23,870		Eaton Vance Corp.	839,747	0.1
5,170		Erie Indemnity Co.	689,213	0.1
8,431		Evercore, Inc.	603,322	0.0
8,495		Everest Re Group Ltd.	1,849,871	0.1
7,849		Factset Research Systems, Inc.	1,570,820	0.1
137,681		Fifth Third Bancorp	3,239,634	0.2
22,776		First American Financial Corp.	1,016,721	0.1
1,659		First Citizens BancShares, Inc.	625,526	0.0
22,426		First Hawaiian, Inc.	504,809	0.0
67,993		First Horizon National Corp.	894,788	0.1
34,326		First Republic Bank	2,982,929	0.2
67,762		FNB Corp.	666,778	0.0
55,447		Fidelity National Financial, Inc.	1,743,254	0.1
63,154		Franklin Resources, Inc.	1,873,148	0.1
8,895		Hanover Insurance Group, Inc.	1,038,669	0.1
75,096		Hartford Financial Services Group, Inc.	3,338,017	0.2
221,654		Huntington Bancshares, Inc.	2,642,116	0.2
15,496		Interactive Brokers Group, Inc.	846,856	0.1
85,169		Invesco Ltd.	1,425,729	0.1
61,084		Jefferies Financial Group, Inc.	1,060,418	0.1
216,257		Keycorp	3,196,278	0.2
24,397		Lazard Ltd.	900,493	0.1
17,768		Legg Mason, Inc.	453,262	0.0
44,789		Lincoln National Corp.	2,298,124	0.2
58,435		Loews Corp.	2,659,961	0.2
18,042		LPL Financial Holdings, Inc.	1,102,005	0.1
29,425		M&T Bank Corp.	4,211,600	0.3
2,853	(1)	Markel Corp.	2,961,557	0.2
7,692		MarketAxess Holdings, Inc.	1,625,397	0.1
5,733		Mercury General Corp.	296,453	0.0
93,791		MFA Financial, Inc.	626,524	0.0
35,012		Moody's Corp.	4,903,080	0.4
3,811		Morningstar, Inc.	418,600	0.0
18,277		MSCI, Inc. - Class A	2,694,578	0.2

See Accompanying Notes to Financial Statements

79

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

24,260		Nasdaq, Inc.	1,978,888	0.1
54,869		Navient Corp.	483,396	0.0
76,113		New Residential Investment Corp.	1,081,566	0.1
99,981		New York Community Bancorp., Inc.	940,821	0.1
42,869		Northern Trust Corp.	3,583,420	0.3
59,451		Old Republic International Corp.	1,222,907	0.1
16,030	(1)	OneMain Holdings, Inc.	389,369	0.0
25,772		PacWest Bancorp	857,692	0.1
77,730		People's United Financial, Inc.	1,121,644	0.1
15,733		Pinnacle Financial Partners, Inc.	725,291	0.1
20,748		Popular, Inc.	979,721	0.1
58,706		Principal Financial Group, Inc.	2,593,044	0.2
13,964		Prosperity Bancshares, Inc.	869,957	0.1
27,559		Raymond James Financial, Inc.	2,050,665	0.2
217,080		Regions Financial Corp.	2,904,530	0.2
13,172		Reinsurance Group of America, Inc.	1,847,110	0.1
8,346		RenaissanceRe Holdings Ltd.	1,115,860	0.1
24,255		Santander Consumer USA Holdings, Inc.	426,645	0.0
27,552		SEI Investments Co.	1,272,902	0.1
11,359		Signature Bank	1,167,819	0.1
91,334	(1)	SLM Corp.	758,986	0.1
56,320		Starwood Property Trust, Inc.	1,110,067	0.1
46,780		Sterling Bancorp, Inc./DE	772,338	0.1
94,315		SunTrust Banks, Inc.	4,757,249	0.3
11,102	(1)	SVB Financial Group	2,108,492	0.2
155,838		Synchrony Financial	3,655,959	0.3
33,670		Synovus Financial Corp.	1,077,103	0.1
49,596		T. Rowe Price Group, Inc.	4,578,703	0.3
34,592		TCF Financial Corp.	674,198	0.0
10,518	(1)	Texas Capital Bancshares, Inc.	537,365	0.0
10,390		TFS Financial Corp.	167,591	0.0
21,738		Torchmark Corp.	1,620,133	0.1
51,551		Two Harbors Investment Corp.	661,915	0.0
46,010		Umpqua Holdings Corp.	731,559	0.1
43,501		Unum Group	1,278,059	0.1
8,574		Virtu Financial, Inc.	220,866	0.0
32,627	(3)	Voya Financial, Inc.	1,309,648	0.1
19,179		Webster Financial Corp.	945,333	0.1
20,622	(1)	Western Alliance Bancorp.	814,363	0.1
644		White Mountains Insurance Group Ltd.	552,352	0.0
27,250		Willis Towers Watson PLC	4,138,185	0.3
11,712		Wintrust Financial Corp.	778,731	0.1
19,945		WR Berkley Corp.	1,474,135	0.1
39,819		Zions Bancorp.	1,622,226	0.1
			174,338,396	12.8

		Health Care: 9.9%
8,962	(1)	Abiomed, Inc.	2,913,009	0.2
18,161	(1)	Acadia Healthcare Co., Inc.	466,919	0.0
66,946		Agilent Technologies, Inc.	4,516,177	0.3
10,617	(1)	Agios Pharmaceuticals, Inc.	489,550	0.0
16,647	(1)	Align Technology, Inc.	3,486,381	0.3
32,289	(1)	Alkermes PLC	952,848	0.1
18,745	(1)	Alnylam Pharmaceuticals, Inc.	1,366,698	0.1
33,089		AmerisourceBergen Corp.	2,461,822	0.2
8,391	(1)	Athenahealth, Inc.	1,107,025	0.1
37,064	(1)	BioMarin Pharmaceutical, Inc.	3,156,000	0.2
4,440	(1)	Bio-Rad Laboratories, Inc.	1,031,057	0.1
7,802		Bio-Techne Corp.	1,129,105	0.1
11,361	(1),(2)	Bluebird Bio, Inc.	1,127,011	0.1
21,078		Bruker Corp.	627,492	0.0
7,726		Cantel Medical Corp.	575,201	0.0
62,597		Cardinal Health, Inc.	2,791,826	0.2
30,296	(1)	Catalent, Inc.	944,629	0.1
42,620	(1)	Centene Corp.	4,914,086	0.4
66,574	(1)	Cerner Corp.	3,491,141	0.3
9,923	(1)	Charles River Laboratories International, Inc.	1,123,085	0.1
3,255		Chemed Corp.	922,076	0.1
10,158		Cooper Cos., Inc.	2,585,211	0.2
27,216	(1)	DaVita, Inc.	1,400,535	0.1
45,915		Dentsply Sirona, Inc.	1,708,497	0.1
18,332	(1)	DexCom, Inc.	2,196,174	0.2
44,108	(1)	Edwards Lifesciences Corp.	6,756,022	0.5
15,231	(1)	Elanco Animal Health, Inc.	480,233	0.0
20,552		Encompass Health Corp.	1,268,058	0.1
25,124	(1)	Exact Sciences Corp.	1,585,324	0.1
61,566	(1)	Exelixis, Inc.	1,211,003	0.1
31,863	(1)	Henry Schein, Inc.	2,501,883	0.2
13,880		Hill-Rom Holdings, Inc.	1,229,074	0.1
56,979	(1)	Hologic, Inc.	2,341,837	0.2
3,273	(1)	ICU Medical, Inc.	751,579	0.1
18,030	(1)	Idexx Laboratories, Inc.	3,353,941	0.2
36,840	(1)	Incyte Corp., Ltd.	2,342,656	0.2
12,257	(1)	Insulet Corp.	972,225	0.1
14,862	(1)	Integra LifeSciences Holdings Corp.	670,276	0.0
26,204	(1)	Ionis Pharmaceuticals, Inc.	1,416,588	0.1
34,214	(1)	IQVIA Holdings, Inc.	3,974,640	0.3
12,339	(1)	Jazz Pharmaceuticals PLC	1,529,542	0.1
21,133	(1)	Laboratory Corp. of America Holdings	2,670,366	0.2
9,684	(1)	Masimo Corp.	1,039,771	0.1
18,359	(1)	Mednax, Inc.	605,847	0.0
5,154	(1)	Mettler Toledo International, Inc.	2,914,999	0.2
13,051	(1)	Molina Healthcare, Inc.	1,516,787	0.1
107,824	(1)	Mylan NV	2,954,378	0.2
32,789	(1)	Nektar Therapeutics	1,077,774	0.1
18,703	(1)	Neurocrine Biosciences, Inc.	1,335,581	0.1
6,428	(1)	Penumbra, Inc.	785,502	0.1

See Accompanying Notes to Financial Statements

80

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

23,091		PerkinElmer, Inc.	1,813,798	0.1
26,814		Perrigo Co. PLC	1,039,043	0.1
12,135	(1)	PRA Health Sciences, Inc.	1,115,935	0.1
10,947	(1)	Premier, Inc.	408,871	0.0
46,538	(1)	QIAGEN NV	1,603,234	0.1
28,497		Quest Diagnostics, Inc.	2,372,945	0.2
29,524		Resmed, Inc.	3,361,898	0.2
9,533	(1)	Sage Therapeutics, Inc.	913,166	0.1
13,926	(1)	Sarepta Therapeutics, Inc.	1,519,744	0.1
22,760	(1)	Seattle Genetics, Inc.	1,289,582	0.1
17,575		Steris PLC	1,877,889	0.1
9,566		Teleflex, Inc.	2,472,620	0.2
8,092	(1)	Tesaro, Inc.	600,831	0.0
9,012	(1)	United Therapeutics Corp.	981,407	0.1
17,558		Universal Health Services, Inc.	2,046,561	0.1
19,206	(1)	Varian Medical Systems, Inc.	2,176,232	0.2
25,510	(1)	Veeva Systems, Inc.	2,278,553	0.2
15,793	(1)	Waters Corp.	2,979,349	0.2
10,461	(1)	WellCare Health Plans, Inc.	2,469,738	0.2
15,349		West Pharmaceutical Services, Inc.	1,504,663	0.1
42,775		Zimmer Biomet Holdings, Inc.	4,436,623	0.3
			134,032,123	9.9

		Industrials: 13.3%
8,369		Acuity Brands, Inc.	962,017	0.1
22,334	(2)	ADT, Inc.	134,227	0.0
32,679	(1)	AECOM	865,993	0.1
13,756		AGCO Corp.	765,797	0.1
20,381		Air Lease Corp.	615,710	0.0
25,234		Alaska Air Group, Inc.	1,535,489	0.1
19,928		Allegion Public Ltd.	1,588,461	0.1
24,062		Allison Transmission Holdings, Inc.	1,056,562	0.1
1,468		AMERCO	481,665	0.0
86,836		American Airlines Group, Inc.	2,788,304	0.2
47,951		Ametek, Inc.	3,246,283	0.2
29,833		AO Smith Corp.	1,273,869	0.1
90,841		Arconic, Inc.	1,531,579	0.1
10,182	(1)	Arcosa, Inc.	281,940	0.0
9,036		Armstrong World Industries, Inc.	525,986	0.0
20,886		BWX Technologies, Inc.	798,472	0.1
12,257		Carlisle Cos., Inc.	1,232,074	0.1
28,671		CH Robinson Worldwide, Inc.	2,410,944	0.2
18,334		Cintas Corp.	3,079,929	0.2
10,805	(1)	Clean Harbors, Inc.	533,227	0.0
17,756	(1)	Colfax Corp.	371,100	0.0
6,558		Copa Holdings S.A.- Class A	516,180	0.0
42,554	(1)	Copart, Inc.	2,033,230	0.2
7,509	(1)	CoStar Group, Inc.	2,533,086	0.2
10,492		Crane Co.	757,313	0.1
31,257		Cummins, Inc.	4,177,185	0.3
9,228		Curtiss-Wright Corp.	942,363	0.1
26,914		Donaldson Co., Inc.	1,167,798	0.1
30,410		Dover Corp.	2,157,589	0.2
7,797		Dun & Bradstreet Corp.	1,112,944	0.1
25,101		Equifax, Inc.	2,337,656	0.2
36,123		Expeditors International Washington, Inc.	2,459,615	0.2
60,349		Fastenal Co.	3,155,649	0.2
27,466		Flowserve Corp.	1,044,257	0.1
29,445		Fluor Corp.	948,129	0.1
61,675		Fortive Corp.	4,172,930	0.3
29,794		Fortune Brands Home & Security, Inc.	1,131,874	0.1
26,525	(1)	Gardner Denver Holdings, Inc.	542,436	0.0
9,323	(1),(2)	Gates Industrial Corp. PLC	123,437	0.0
12,343	(1)	Genesee & Wyoming, Inc.	913,629	0.1
34,723		Graco, Inc.	1,453,158	0.1
12,242		GrafTech International Ltd.	140,048	0.0
24,901		Harris Corp.	3,352,920	0.2
38,937	(1)	HD Supply Holdings, Inc.	1,460,916	0.1
8,158		Heico Corp.	632,082	0.0
15,904		Heico Corp. - Class A	1,001,952	0.1
18,050		Hexcel Corp.	1,034,987	0.1
11,467		Hubbell, Inc.	1,139,132	0.1
8,922		Huntington Ingalls Industries, Inc.	1,697,946	0.1
16,092		IDEX Corp.	2,031,776	0.2
80,270	(1)	IHS Markit Ltd.	3,850,552	0.3
51,453		Ingersoll-Rand PLC - Class A	4,694,057	0.3
18,341		ITT, Inc.	885,320	0.1
26,767		Jacobs Engineering Group, Inc.	1,564,799	0.1
18,287		JB Hunt Transport Services, Inc.	1,701,422	0.1
63,949	(1)	JetBlue Airways Corp.	1,027,021	0.1
21,494		Kansas City Southern	2,051,602	0.2
28,248		KAR Auction Services, Inc.	1,347,995	0.1
12,377	(1)	Kirby Corp.	833,715	0.1
26,478	(2)	Knight-Swift Transportation Holdings, Inc.	663,803	0.0
16,438		L3 Technologies, Inc.	2,854,623	0.2
8,585		Landstar System, Inc.	821,327	0.1
7,522		Lennox International, Inc.	1,646,265	0.1
13,213		Lincoln Electric Holdings, Inc.	1,041,845	0.1
16,689		Macquarie Infrastructure Co. LLC	610,150	0.0
12,942		Manpowergroup, Inc.	838,642	0.1
63,945		Masco Corp.	1,869,752	0.1
11,497	(1)	Middleby Corp.	1,181,087	0.1
9,389		MSC Industrial Direct Co.	722,202	0.1
74,873		Nielsen Holdings PLC	1,746,787	0.1
12,153		Nordson Corp.	1,450,461	0.1
33,772		nVent Electric PLC	758,519	0.1
13,828		Old Dominion Freight Line	1,707,620	0.1
15,270		Oshkosh Corp.	936,204	0.1
22,716		Owens Corning, Inc.	999,050	0.1
72,110		Paccar, Inc.	4,120,365	0.3
27,855		Parker Hannifin Corp.	4,154,295	0.3
32,875		Pentair PLC	1,242,017	0.1

See Accompanying Notes to Financial Statements

81

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

30,627		Quanta Services, Inc.	921,873	0.1
9,068		Regal Beloit Corp.	635,213	0.0
45,695		Republic Services, Inc.	3,294,153	0.2
24,821		Robert Half International, Inc.	1,419,761	0.1
25,262		Rockwell Automation, Inc.	3,801,426	0.3
30,431		Rollins, Inc.	1,098,559	0.1
21,279		Roper Technologies, Inc.	5,671,279	0.4
10,926		Ryder System, Inc.	526,087	0.0
9,962		Schneider National, Inc.	185,991	0.0
33,994	(1)	Sensata Technologies Holding PLC	1,524,291	0.1
11,781		Snap-On, Inc.	1,711,661	0.1
22,237		Spirit Aerosystems Holdings, Inc.	1,603,065	0.1
31,772		Stanley Black & Decker, Inc.	3,804,379	0.3
17,392	(1)	Stericycle, Inc.	638,112	0.0
7,413	(1)	Teledyne Technologies, Inc.	1,535,010	0.1
13,840		Terex Corp.	381,569	0.0
51,073		Textron, Inc.	2,348,847	0.2
14,393		Timken Co.	537,147	0.0
21,640		Toro Co.	1,209,243	0.1
10,179	(1)	TransDigm Group, Inc.	3,461,471	0.3
38,628		TransUnion	2,194,070	0.2
30,545		Trinity Industries, Inc.	628,922	0.0
51,376	(1)	United Continental Holdings, Inc.	4,301,712	0.3
17,006	(1)	United Rentals, Inc.	1,743,625	0.1
24,189	(1)	Univar, Inc.	429,113	0.0
17,107		USG Corp.	729,785	0.1
4,537		Valmont Industries, Inc.	503,380	0.0
33,688	(1)	Verisk Analytics, Inc.	3,673,340	0.3
10,936	(1)	WABCO Holdings, Inc.	1,173,870	0.1
18,036	(2)	Wabtec Corp.	1,267,029	0.1
6,692		Watsco, Inc.	931,125	0.1
27,299	(1)	Welbilt, Inc.	303,292	0.0
9,854	(1)	Wesco International, Inc.	472,992	0.0
9,543		WW Grainger, Inc.	2,694,561	0.2
26,272	(1)	XPO Logistics, Inc.	1,498,555	0.1
37,633		Xylem, Inc.	2,510,874	0.2
			180,938,724	13.3

		Information Technology: 17.6%
11,481	(1)	2U, Inc.	570,835	0.0
196,702	(1)	Advanced Micro Devices, Inc.	3,631,119	0.3
33,248	(1)	Akamai Technologies, Inc.	2,030,788	0.1
9,957		Alliance Data Systems Corp.	1,494,347	0.1
649		Amdocs Ltd.	38,018	0.0
29,351		Amdocs Ltd.	1,719,382	0.1
61,986		Amphenol Corp.	5,022,106	0.4
77,587		Analog Devices, Inc.	6,659,292	0.5
17,494	(1)	ANSYS, Inc.	2,500,592	0.2
12,110	(1)	Arista Networks, Inc.	2,551,577	0.2
34,273	(1)	ARRIS International PLC	1,047,726	0.1
18,261	(1)	Arrow Electronics, Inc.	1,259,096	0.1
14,998	(1)	Aspen Technology, Inc.	1,232,536	0.1
20,832	(1)	Atlassian Corp. PLC	1,853,631	0.1
46,072	(1)	Autodesk, Inc.	5,925,320	0.4
23,178		Avnet, Inc.	836,726	0.1
29,808	(1)	Black Knight, Inc.	1,343,148	0.1
29,227		Booz Allen Hamilton Holding Corp.	1,317,261	0.1
24,309		Broadridge Financial Solutions, Inc. ADR	2,339,741	0.2
58,635	(1)	Cadence Design Systems, Inc.	2,549,450	0.2
27,187		CDK Global, Inc.	1,301,714	0.1
30,745		CDW Corp.	2,491,882	0.2
7,364	(1)	Ceridian HCM Holding, Inc.	253,984	0.0
28,410		Citrix Systems, Inc.	2,910,889	0.2
34,712		Cognex Corp.	1,342,313	0.1
5,074	(1)	Coherent, Inc.	536,373	0.0
39,845	(1)	CommScope Holding Co., Inc.	653,060	0.0
39,983	(1)	Conduent, Inc.	425,019	0.0
16,859	(1)	CoreLogic, Inc.	563,428	0.0
165,560		Corning, Inc.	5,001,568	0.4
75,209		Cypress Semiconductor Corp.	956,658	0.1
26,634	(1)	Dell Technologies, Inc.	1,301,618	0.1
15,432	(1)	DocuSign, Inc.	618,515	0.0
13,075		Dolby Laboratories, Inc.	808,558	0.1
59,009		DXC Technology Co.	3,137,508	0.2
10,028	(1)	EchoStar Corp.	368,228	0.0
1,695	(1),(2)	Elastic NV	121,159	0.0
10,769	(1)	EPAM Systems, Inc.	1,249,312	0.1
10,333	(1)	Euronet Worldwide, Inc.	1,057,893	0.1
12,833	(1)	F5 Networks, Inc.	2,079,331	0.2
6,020	(1)	Fair Isaac Corp.	1,125,740	0.1
68,530		Fidelity National Information Services, Inc.	7,027,751	0.5
40,584	(1)	FireEye, Inc.	657,867	0.0
114,205	(1)	First Data Corp.	1,931,207	0.1
17,204	(1)	First Solar, Inc.	730,396	0.1
83,731	(1)	Fiserv, Inc.	6,153,391	0.4
18,432	(1)	FleetCor Technologies, Inc.	3,423,191	0.2
28,224		Flir Systems, Inc.	1,228,873	0.1
29,593	(1)	Fortinet, Inc.	2,084,235	0.2
18,593	(1)	Gartner, Inc.	2,376,929	0.2
30,874		Genpact Ltd.	833,289	0.1
33,363		Global Payments, Inc.	3,440,726	0.3
33,621	(1)	GoDaddy, Inc.	2,206,210	0.2
17,017	(1)	Guidewire Software, Inc.	1,365,274	0.1
7,567	(1)	IPG Photonics Corp.	857,265	0.1
33,215		Jabil, Inc.	823,400	0.1
16,159		Jack Henry & Associates, Inc.	2,044,437	0.1
71,649		Juniper Networks, Inc.	1,928,075	0.1
39,305	(1)	Keysight Technologies, Inc.	2,440,054	0.2
32,172		KLA-Tencor Corp.	2,879,072	0.2
32,587		Lam Research Corp.	4,437,372	0.3
29,632		Leidos Holdings, Inc.	1,562,199	0.1
5,057		Littelfuse, Inc.	867,174	0.1
10,572		LogMeIn, Inc.	862,358	0.1
13,708	(1)	Manhattan Associates, Inc.	580,808	0.0
116,378		Marvell Technology Group Ltd.	1,884,160	0.1
58,447		Maxim Integrated Products	2,972,030	0.2
48,313	(2)	Microchip Technology, Inc.	3,474,671	0.3

See Accompanying Notes to Financial Statements

82

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

11,209		MKS Instruments, Inc.	724,213	0.1
8,538		Monolithic Power Systems, Inc.	992,542	0.1
34,042		Motorola Solutions, Inc.	3,916,192	0.3
23,181		National Instruments Corp.	1,051,954	0.1
24,763	(1)	NCR Corp.	571,530	0.0
55,037		NetApp, Inc.	3,284,058	0.2
59,916	(1)	Nuance Communications, Inc.	792,689	0.1
29,381	(1)	Nutanix, Inc.	1,221,956	0.1
17,990	(1)	Okta, Inc.	1,147,762	0.1
87,529	(1)	ON Semiconductor Corp.	1,445,104	0.1
19,109	(1)	Palo Alto Networks, Inc.	3,599,180	0.3
67,426		Paychex, Inc.	4,392,804	0.3
10,417	(1)	Paycom Software, Inc.	1,275,562	0.1
7,897		Pegasystems, Inc.	377,713	0.0
5,012	(1),(2)	Pluralsight, Inc.	118,033	0.0
10,555	(1)	Proofpoint, Inc.	884,615	0.1
24,516	(1)	PTC, Inc.	2,032,376	0.1
34,515	(1)	Pure Storage, Inc.	555,001	0.0
26,187	(1)	Qorvo, Inc.	1,590,336	0.1
15,014	(1)	RealPage, Inc.	723,525	0.1
37,192	(1)	Red Hat, Inc.	6,532,403	0.5
14,322	(1)	RingCentral, Inc.	1,180,706	0.1
57,850		Sabre Corp.	1,251,874	0.1
37,354	(1)	ServiceNow, Inc.	6,650,880	0.5
37,517		Skyworks Solutions, Inc.	2,514,389	0.2
5,264	(1)	SolarWinds Corp.	72,801	0.0
30,764	(1)	Splunk, Inc.	3,225,605	0.2
61,429	(1)	Square, Inc.	3,445,553	0.3
43,295		SS&C Technologies Holdings, Inc.	1,953,037	0.1
7,880	(2)	Switch, Inc.	55,160	0.0
133,578		Symantec Corp.	2,523,956	0.2
31,075	(1)	Synopsys, Inc.	2,617,758	0.2
14,981	(1)	Tableau Software, Inc.	1,797,720	0.1
24,906	(1)	Teradata Corp.	955,394	0.1
37,603		Teradyne, Inc.	1,179,982	0.1
37,797		Total System Services, Inc.	3,072,518	0.2
52,358	(1)	Trimble, Inc.	1,723,102	0.1
15,483	(1),(2)	Twilio, Inc.	1,382,632	0.1
8,014	(1)	Tyler Technologies, Inc.	1,489,161	0.1
3,153	(2)	Ubiquiti Networks, Inc.	313,440	0.0
6,378	(1)	Ultimate Software Group, Inc.	1,561,781	0.1
8,926	(2)	Universal Display Corp.	835,206	0.1
22,107	(1)	VeriSign, Inc.	3,278,247	0.2
22,813		Versum Materials, Inc.	632,376	0.0
60,887		Western Digital Corp.	2,250,992	0.2
93,920		Western Union Co.	1,602,275	0.1
8,658	(1)	WEX, Inc.	1,212,639	0.1
30,494	(1)	Workday, Inc.	4,869,282	0.4
62,873	(1)	Worldpay, Inc.	4,805,383	0.4
43,829		Xerox Corp.	866,061	0.1
53,498		Xilinx, Inc.	4,556,425	0.3
11,076	(1)	Zebra Technologies Corp.	1,763,631	0.1
22,076	(1)	Zendesk, Inc.	1,288,576	0.1
			239,457,945	17.6

		Materials: 5.0%
22,184		Albemarle Corp.	1,709,721	0.1
39,229	(1)	Alcoa Corp.	1,042,707	0.1
13,051		Aptargroup, Inc.	1,227,708	0.1
3,877		Ardagh Group SA	42,957	0.0
13,082		Ashland Global Holdings, Inc.	928,299	0.1
18,137		Avery Dennison Corp.	1,629,247	0.1
44,370	(1)	Axalta Coating Systems Ltd.	1,039,145	0.1
70,138		Ball Corp.	3,224,945	0.2
19,004		Bemis Co., Inc.	872,284	0.1
27,642	(1)	Berry Plastics Group, Inc.	1,313,824	0.1
12,431		Cabot Corp.	533,787	0.0
28,057		Celanese Corp.	2,524,288	0.2
48,424		CF Industries Holdings, Inc.	2,106,928	0.2
35,940		Chemours Co.	1,014,227	0.1
27,134	(1)	Crown Holdings, Inc.	1,127,960	0.1
13,104		Domtar Corp.	460,343	0.0
9,727		Eagle Materials, Inc.	593,639	0.0
29,619		Eastman Chemical Co.	2,165,445	0.2
28,149		FMC Corp.	2,081,900	0.2
303,981		Freeport-McMoRan, Inc.	3,134,044	0.2
64,926		Graphic Packaging Holding Co.	690,813	0.0
45,795		Huntsman Corp.	883,386	0.1
21,189		International Flavors & Fragrances, Inc.	2,845,047	0.2
85,882		International Paper Co.	3,466,198	0.3
13,193		Martin Marietta Materials, Inc.	2,267,481	0.2
73,724		Mosaic Co.	2,153,478	0.2
1,622		NewMarket Corp.	668,410	0.0
111,978		Newmont Mining Corp.	3,880,038	0.3
65,949		Nucor Corp.	3,416,818	0.2
35,024		Olin Corp.	704,333	0.1
33,425	(1)	Owens-Illinois, Inc.	576,247	0.0
19,624		Packaging Corp. of America	1,637,819	0.1
46,586	(1)	Platform Specialty Products Corp.	481,233	0.0
14,340		Reliance Steel & Aluminum Co.	1,020,578	0.1
13,676		Royal Gold, Inc.	1,171,349	0.1
27,564		RPM International, Inc.	1,620,212	0.1
8,438		Scotts Miracle-Gro Co.	518,599	0.0
32,835		Sealed Air Corp.	1,143,971	0.1
16,236		Silgan Holdings, Inc.	383,494	0.0
20,639		Sonoco Products Co.	1,096,550	0.1
46,213		Steel Dynamics, Inc.	1,388,239	0.1
37,009		United States Steel Corp.	675,044	0.0
40,046		Valvoline, Inc.	774,890	0.1
27,606		Vulcan Materials Co.	2,727,473	0.2
7,638		Westlake Chemical Corp.	505,406	0.0
52,762		WestRock Co.	1,992,293	0.1
13,938		WR Grace & Co.	904,716	0.1
			68,367,513	5.0

		Real Estate: 9.1%
22,323		Alexandria Real Estate Equities, Inc.	2,572,503	0.2
28,591		American Campus Communities, Inc.	1,183,382	0.1
54,270		American Homes 4 Rent	1,077,260	0.1
32,418		Apartment Investment & Management Co. - Class A	1,422,502	0.1

See Accompanying Notes to Financial Statements

83

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

45,466		Apple Hospitality REIT, Inc.	648,345	0.0
29,000		AvalonBay Communities, Inc.	5,047,450	0.4
32,444		Boston Properties, Inc.	3,651,572	0.3
36,858		Brandywine Realty Trust	474,362	0.0
63,315		Brixmor Property Group, Inc.	930,097	0.1
26,339		Brookfield Property REIT, Inc.	424,058	0.0
18,637		Camden Property Trust	1,640,988	0.1
66,725	(1)	CBRE Group, Inc.	2,671,669	0.2
100,907		Colony Capital, Inc.	472,245	0.0
24,830		Columbia Property Trust, Inc.	480,461	0.0
7,637		Coresite Realty Corp.	666,176	0.1
21,663		Corporate Office Properties Trust SBI MD	455,573	0.0
38,913		CubeSmart	1,116,414	0.1
21,969		CyrusOne, Inc.	1,161,721	0.1
43,179		Digital Realty Trust, Inc.	4,600,722	0.3
33,708		Douglas Emmett, Inc.	1,150,454	0.1
74,900		Duke Realty Corp.	1,939,910	0.1
29,756		Empire State Realty Trust, Inc.	423,428	0.0
15,476		EPR Properties	990,928	0.1
24,644		Equity Commonwealth	739,566	0.1
17,970		Equity Lifestyle Properties, Inc.	1,745,426	0.1
75,388		Equity Residential	4,976,362	0.4
13,807		Essex Property Trust, Inc.	3,385,614	0.2
25,617		Extra Space Storage, Inc.	2,317,826	0.2
15,294		Federal Realty Investment Trust	1,805,304	0.1
42,315		Gaming and Leisure Properties, Inc.	1,367,198	0.1
98,770		HCP, Inc.	2,758,646	0.2
43,291		Healthcare Trust of America, Inc.	1,095,695	0.1
21,335		Highwoods Properties, Inc.	825,451	0.1
34,158		Hospitality Properties Trust	815,693	0.1
153,795		Host Hotels & Resorts, Inc.	2,563,763	0.2
8,146	(1)	Howard Hughes Corp.	795,213	0.1
32,352		Hudson Pacific Properties, Inc.	940,149	0.1
62,705		Invitation Homes, Inc.	1,259,116	0.1
59,628		Iron Mountain, Inc.	1,932,544	0.1
21,956		JBG Smith Properties	764,288	0.1
9,518		Jones Lang LaSalle, Inc.	1,204,979	0.1
20,734		Kilroy Realty Corp.	1,303,754	0.1
85,354		Kimco Realty Corp.	1,250,436	0.1
17,709		Lamar Advertising Co.	1,225,109	0.1
30,953		Liberty Property Trust	1,296,312	0.1
9,619		Life Storage, Inc.	894,471	0.1
28,549		Macerich Co.	1,235,601	0.1
76,164		Medical Properties Trust, Inc.	1,224,717	0.1
23,811		Mid-America Apartment Communities, Inc.	2,278,713	0.2
33,247		National Retail Properties, Inc.	1,612,812	0.1
41,560	(2)	Omega Healthcare Investors, Inc.	1,460,834	0.1
29,086		Outfront Media, Inc.	527,038	0.0
42,924		Paramount Group, Inc.	539,125	0.0
42,188		Park Hotels & Resorts, Inc.	1,096,044	0.1
27,069		Rayonier, Inc.	749,541	0.1
24,686	(2)	Realogy Holdings Corp.	362,390	0.0
61,990		Realty Income Corp.	3,907,850	0.3
31,894		Regency Centers Corp.	1,871,540	0.1
45,145		Retail Properties of America, Inc.	489,823	0.0
3,203		Retail Value, Inc.	81,965	0.0
23,534	(1)	SBA Communications Corp.	3,809,919	0.3
49,361		Senior Housing Properties Trust	578,511	0.0
32,031		SITE Centers Corp.	354,583	0.0
17,299		SL Green Realty Corp.	1,368,005	0.1
17,961		Spirit Realty Capital, Inc.	633,125	0.0
40,220		Store Capital Corp.	1,138,628	0.1
17,651		Sun Communities, Inc.	1,795,283	0.1
12,435		Taubman Centers, Inc.	565,668	0.0
55,718		UDR, Inc.	2,207,547	0.2
35,253	(1)	Uniti Group, Inc.	548,889	0.0
74,775		Ventas, Inc.	4,381,067	0.3
203,581		Vereit, Inc.	1,455,604	0.1
84,166		VICI Properties, Inc.	1,580,637	0.1
36,200		Vornado Realty Trust	2,245,486	0.2
25,066		Weingarten Realty Investors	621,887	0.0
78,194		Welltower, Inc.	5,427,446	0.4
157,440		Weyerhaeuser Co.	3,441,638	0.3
33,382		WP Carey, Inc.	2,181,180	0.2
			124,238,231	9.1

		Utilities: 6.8%
138,831		AES Corp.	2,007,496	0.2
49,552		Alliant Energy Corp.	2,093,572	0.2
51,075		Ameren Corp.	3,331,622	0.2
37,940		American Water Works Co., Inc.	3,443,814	0.3
37,365		Aqua America, Inc.	1,277,509	0.1
22,854		Atmos Energy Corp.	2,119,023	0.2
11,777		Avangrid, Inc.	589,910	0.0
105,300		Centerpoint Energy, Inc.	2,972,619	0.2
59,152		CMS Energy Corp.	2,936,897	0.2
65,416		Consolidated Edison, Inc.	5,001,707	0.4
37,989		DTE Energy Co.	4,190,187	0.3
66,749		Edison International	3,789,341	0.3
37,980		Entergy Corp.	3,268,939	0.2
55,167		Evergy, Inc.	3,131,831	0.2
66,510		Eversource Energy	4,325,810	0.3
102,110		FirstEnergy Corp.	3,834,231	0.3
22,720		Hawaiian Electric Industries	832,006	0.1
40,722		MDU Resources Group, Inc.	970,812	0.1
17,045		National Fuel Gas Co.	872,363	0.1
76,118		NiSource, Inc.	1,929,591	0.1
60,816		NRG Energy, Inc.	2,408,314	0.2
41,871		OGE Energy Corp.	1,640,924	0.1
108,607	(1)	PG&E Corp.	2,579,416	0.2
23,443		Pinnacle West Capital Corp.	1,997,344	0.1
151,602		PPL Corp.	4,294,885	0.3

See Accompanying Notes to Financial Statements

84

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

105,985	Public Service Enterprise Group, Inc.	5,516,519	0.4
57,503	Sempra Energy	6,221,250	0.5
36,264	UGI Corp.	1,934,684	0.1
17,468	Vectren Corp.	1,257,347	0.1
83,005	(1) Vistra Energy Corp.	1,899,984	0.1
66,295	WEC Energy Group, Inc.	4,591,592	0.3
106,867	Xcel Energy, Inc.	5,265,337	0.4
		92,526,876	6.8

	Total Common Stock
	(Cost $787,510,916)	1,333,714,090	98.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.7%
	Securities Lending Collateral(4): 1.1%
3,707,301	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $3,707,982, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $3,781,447, due 01/25/19-10/20/68)	3,707,301	0.3
3,707,301	Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $3,707,921, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $3,781,447, due 01/25/19-02/01/49)	3,707,301	0.3
777,032	Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.92%, due 01/02/19 (Repurchase Amount $777,156, collateralized by various U.S. Government Securities, 1.875%-2.625%, Market Value plus accrued interest $792,573, due 02/29/24-09/09/49)	777,032	0.0
3,707,301	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $3,707,914, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $3,781,447, due 10/01/25-10/20/48)	3,707,301	0.3
3,707,301	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/18, 3.37%, due 01/02/19 (Repurchase Amount $3,707,986, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $3,781,506, due 07/15/20-02/15/47)	3,707,301	0.2
		15,606,236	1.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.6%
21,810,000	(5) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340%
	(Cost $21,810,000)	21,810,000	1.6

	Total Short-Term Investments
	(Cost $37,416,236)	37,416,236	2.7

	Total Investments in Securities (Cost $824,927,152)	$1,371,130,326	100.7
	Liabilities in Excess of Other Assets	(9,937,553)	(0.7)
	Net Assets	$1,361,192,773	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Investment in affiliate
(4)	Represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

85

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.4%
		Communication Services: 3.2%
23,034	(1)	AMC Entertainment Holdings, Inc.	282,858	0.0
4,588		ATN International, Inc.	328,180	0.1
16,966	(2)	Boingo Wireless, Inc.	348,991	0.1
2,714	(1),(2)	Boston Omaha Corp.	63,508	0.0
2,794	(2)	Cardlytics, Inc.	30,259	0.0
8,323	(2)	Care.com, Inc.	160,717	0.0
20,796	(2)	Cargurus, Inc.	701,449	0.1
30,166	(1),(2)	Cars.com, Inc.	648,569	0.1
40,362	(2)	Central European Media Enterprises Ltd.	112,206	0.0
18,696	(2)	Cincinnati Bell, Inc.	145,455	0.0
16,451	(2)	Clear Channel Outdoor Holdings, Inc.	85,381	0.0
17,416		Cogent Communications Holdings, Inc.	787,377	0.1
29,724	(1)	Consolidated Communications Holdings, Inc.	293,673	0.0
691	(1),(2)	Daily Journal Corp.	161,694	0.0
11,056		Emerald Expositions Events, Inc.	136,431	0.0
55,124		Entercom Communications Corp.	314,758	0.0
28,885		Entravision Communications Corp.	84,055	0.0
15,305	(1),(2)	Eros International PLC	126,879	0.0
20,480		EW Scripps Co.	322,150	0.0
15,331	(2)	Fluent, Inc.	55,192	0.0
44,469	(1)	Frontier Communications Corp.	105,836	0.0
47,446		Gannett Co., Inc.	404,714	0.1
47,562	(2)	Glu Mobile, Inc.	383,825	0.1
23,826	(1),(2)	Gogo, Inc.	71,240	0.0
33,961	(2)	Gray Television, Inc.	500,585	0.1
22,783	(1),(2)	Imax Corp.	428,548	0.1
23,144	(1),(2)	Intelsat SA	495,050	0.1
39,706	(2)	Iridium Communications, Inc.	732,576	0.1
19,995	(2)	Liberty Media Corp. - Braves C	497,676	0.1
30,154	(2)	Liberty TripAdvisor Holdings, Inc.	479,147	0.1
18,286	(2)	Liberty Latin America Ltd. - Class A	264,781	0.0
45,781	(2)	Liberty Latin America Ltd. - Class C	667,029	0.1
11,999	(2)	LiveXLive Media, Inc.	59,395	0.0
6,397	(2)	Loral Space & Communications, Inc.	238,288	0.0
9,019		Marcus Corp.	356,251	0.1
25,906	(2)	MDC Partners, Inc.	67,615	0.0
28,570	(2)	Meet Group, Inc./The	132,279	0.0
16,184	(1)	Meredith Corp.	840,597	0.1
24,854	(2)	MSG Networks, Inc.	585,560	0.1
33,111		National CineMedia, Inc.	214,559	0.0
25,206		New Media Investment Group, Inc.	291,633	0.0
53,338	(1)	New York Times Co.	1,188,904	0.2
18,373	(1)	Nexstar Media Group, Inc.	1,444,853	0.2
35,974	(1),(2)	NII Holdings, Inc.	158,645	0.0
8,192	(2)	Ooma, Inc.	113,705	0.0
31,113	(2)	Orbcomm, Inc.	256,993	0.0
105,800	(1),(2)	Pandora Media, Inc.	855,922	0.1
4,289	(2)	pdvWireless, Inc.	160,366	0.0
17,925	(2)	QuinStreet, Inc.	290,923	0.0
8,336	(2)	Rosetta Stone, Inc.	136,710	0.0
12,180		Scholastic Corp.	490,367	0.1
19,582		Shenandoah Telecommunications Co.	866,504	0.1
28,012		Sinclair Broadcast Group, Inc.	737,836	0.1
8,901		Spok Holdings, Inc.	118,027	0.0
8,126	(2)	TechTarget, Inc.	99,219	0.0
84,702		TEGNA, Inc.	920,711	0.1
8,604	(2)	Tribune Publishing Co.	97,569	0.0
36,974	(2)	TrueCar, Inc.	334,985	0.1
90,195	(2)	Vonage Holdings Corp.	787,402	0.1
12,122	(2)	WideOpenWest, Inc.	86,430	0.0
15,057	(1),(2)	Windstream Holdings, Inc.	31,469	0.0
17,695		World Wrestling Entertainment, Inc.	1,322,170	0.2
33,285	(2)	Yelp, Inc.	1,164,642	0.2
			24,671,318	3.2

		Consumer Discretionary: 11.8%
11,720	(2)	1-800-Flowers.com, Inc.	143,336	0.0
28,244		Aarons, Inc.	1,187,660	0.2
27,884		Abercrombie & Fitch Co.	559,074	0.1
13,525		Acushnet Holdings Corp.	284,972	0.0
24,222	(2)	Adtalem Global Education, Inc.	1,146,185	0.2
45,163	(2)	American Axle & Manufacturing Holdings, Inc.	501,309	0.1
65,344		American Eagle Outfitters, Inc.	1,263,100	0.2
23,285	(2)	American Outdoor Brands Corp.	299,445	0.0
7,234	(2)	American Public Education, Inc.	205,880	0.0
2,652	(2)	America's Car-Mart, Inc.	192,137	0.0
8,141	(2)	Asbury Automotive Group, Inc.	542,679	0.1
71,577	(2)	Ascena Retail Group, Inc.	179,658	0.0
18,816	(2)	At Home Group, Inc.	351,107	0.1
16,588	(2)	Barnes & Noble Education, Inc.	66,518	0.0
25,241		Barnes & Noble, Inc.	178,959	0.0
5,200		Bassett Furniture Industries, Inc.	104,208	0.0
27,621		BBX Capital Corp.	158,268	0.0
13,471	(2)	Beazer Homes USA, Inc.	127,705	0.0
52,602	(1)	Bed Bath & Beyond, Inc.	595,455	0.1
37,627	(2)	Belmond Ltd.	941,804	0.1
7,936	(1)	Big 5 Sporting Goods Corp.	20,554	0.0
16,492		Big Lots, Inc.	476,949	0.1
46	(2)	Biglari Holdings, Inc. - Class A	27,033	0.0

See Accompanying Notes to Financial Statements

86

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

464	(2)	Biglari Holdings, Inc. - Class B	52,701	0.0
8,713		BJ's Restaurants, Inc.	440,616	0.1
34,243		Bloomin Brands, Inc.	612,607	0.1
7,334	(2)	Bojangles', Inc.	117,931	0.0
11,981	(2)	Boot Barn Holdings, Inc.	204,036	0.0
35,035		Boyd Gaming Corp.	728,027	0.1
15,883		Brinker International, Inc.	698,534	0.1
12,736	(1)	Buckle, Inc.	246,314	0.0
17,910		Caleres, Inc.	498,435	0.1
39,976		Callaway Golf Co.	611,633	0.1
13,768	(1)	Camping World Holdings, Inc.	157,919	0.0
30,621	(2)	Career Education Corp.	349,692	0.1
16,122	(2)	Carrols Restaurant Group, Inc.	158,640	0.0
13,438	(1),(2)	Carvana Co.	439,557	0.1
10,058		Cato Corp.	143,528	0.0
3,650	(2)	Cavco Industries, Inc.	475,887	0.1
11,674	(1),(2)	Century Communities, Inc.	201,493	0.0
17,123		Cheesecake Factory	745,022	0.1
44,567	(2)	Chegg, Inc.	1,266,594	0.2
52,856		Chico's FAS, Inc.	297,051	0.0
6,587		Childrens Place, Inc./The	593,423	0.1
4,964		Churchill Downs, Inc.	1,210,918	0.2
7,536	(2)	Chuy's Holdings, Inc.	133,689	0.0
5,771		Citi Trends, Inc.	117,671	0.0
5,336		Clarus Corp.	54,000	0.0
8,724	(2)	Conn's, Inc.	164,535	0.0
8,790	(2)	Container Store Group, Inc.	41,928	0.0
20,709		Cooper Tire & Rubber Co.	669,522	0.1
7,299	(2)	Cooper-Standard Holdings, Inc.	453,414	0.1
19,197		Core-Mark Holding Co., Inc.	446,330	0.1
7,513	(1)	Cracker Barrel Old Country Store, Inc.	1,201,028	0.2
27,969	(2)	CROCS, Inc.	726,635	0.1
5,604		Culp, Inc.	105,916	0.0
57,776		Dana, Inc.	787,487	0.1
16,489		Dave & Buster's Entertainment, Inc.	734,750	0.1
11,974	(2)	Deckers Outdoor Corp.	1,532,073	0.2
13,452	(2)	Del Friscos Restaurant Group, Inc.	96,182	0.0
13,403	(2)	Del Taco Restaurants, Inc.	133,896	0.0
27,816	(2)	Denny's Corp.	450,897	0.1
4,906	(1)	Dillards, Inc.	295,881	0.0
7,023		Dine Brands Global, Inc.	472,929	0.1
11,012	(2)	Dorman Products, Inc.	991,300	0.1
24,295	(1),(2)	Drive Shack, Inc.	95,236	0.0
27,711		DSW, Inc.	684,462	0.1
4,198	(1),(2)	Duluth Holdings, Inc.	105,916	0.0
9,713	(2)	El Pollo Loco Holdings, Inc.	147,346	0.0
27,170	(2)	Eldorado Resorts, Inc.	983,826	0.1
10,728		Ethan Allen Interiors, Inc.	188,706	0.0
49,288	(2)	Etsy, Inc.	2,344,630	0.3
29,908	(2)	Express, Inc.	152,830	0.0
10,977	(2)	Fiesta Restaurant Group, Inc.	170,253	0.0
22,505	(2)	Five Below, Inc.	2,302,712	0.3
3,544		Flexsteel Industries, Inc.	78,252	0.0
19,139	(2)	Fossil Group, Inc.	301,056	0.0
14,876	(2)	Fox Factory Holding Corp.	875,750	0.1
14,857	(2)	Francesca's Holdings Corp.	14,423	0.0
4,227	(1),(2)	Funko, Inc.	55,585	0.0
3,982	(1),(2)	Gaia, Inc.	41,254	0.0
40,373	(1)	GameStop Corp.	509,507	0.1
8,257	(2)	Genesco, Inc.	365,785	0.1
15,014	(2)	Gentherm, Inc.	600,260	0.1
18,168	(2)	G-III Apparel Group Ltd.	506,706	0.1
34,003	(2)	GNC Holdings, Inc.	80,587	0.0
8,359	(1),(2)	Golden Entertainment, Inc.	133,911	0.0
47,687	(1),(2)	GoPro, Inc.	202,193	0.0
12,287	(2)	Green Brick Partners, Inc.	88,958	0.0
7,819		Group 1 Automotive, Inc.	412,218	0.1
180,456	(2)	Groupon, Inc.	577,459	0.1
24,401		Guess?, Inc.	506,809	0.1
8,008	(2)	Habit Restaurants, Inc.	84,084	0.0
2,652		Hamilton Beach Brands Holding Co.	62,216	0.0
8,866		Haverty Furniture Cos., Inc.	166,503	0.0
10,865	(2)	Helen of Troy Ltd.	1,425,271	0.2
7,883	(2)	Hibbett Sports, Inc.	112,727	0.0
4,832		Hooker Furniture Corp.	127,275	0.0
44,631	(2)	Houghton Mifflin Harcourt Co.	395,431	0.1
50,228	(2)	Hovnanian Enterprises, Inc.	34,351	0.0
16,925	(2)	Hudson Ltd.	290,264	0.0
9,740	(2)	Installed Building Products, Inc.	328,141	0.1
10,598		International Speedway Corp.	464,828	0.1
11,107	(2)	iRobot Corp.	930,100	0.1
7,979	(2)	J Alexander's Holdings, Inc.	65,667	0.0
8,169	(2)	J. Jill, Inc.	43,541	0.0
11,101		Jack in the Box, Inc.	861,771	0.1
125,969	(1),(2)	JC Penney Co., Inc.	131,008	0.0
2,216		Johnson Outdoors, Inc.	130,168	0.0
16,509	(2)	K12, Inc.	409,258	0.1
35,603		KB Home	680,017	0.1
7,089	(2)	Kirkland's, Inc.	67,558	0.0
4,942	(1),(2)	Lands' End, Inc.	70,226	0.0
38,655	(2)	Laureate Education Inc.- Class A	589,102	0.1
19,886		La-Z-Boy, Inc.	551,041	0.1
10,049		LCI Industries	671,273	0.1
6,865	(2)	Leaf Group Ltd.	47,025	0.0
7,919	(1),(2)	LGI Homes, Inc.	358,097	0.1
21,740	(2)	Liberty Expedia Holdings, Inc.	850,251	0.1
6,146		Lifetime Brands, Inc.	61,644	0.0
11,618	(2)	Liquidity Services, Inc.	71,683	0.0
9,256		Lithia Motors, Inc.	706,510	0.1
2,161	(2)	Lovesac Co/The	49,573	0.0
11,259	(1),(2)	Lumber Liquidators Holdings, Inc.	107,186	0.0
12,290	(2)	M/I Homes, Inc.	258,336	0.0
9,085	(2)	Malibu Boats, Inc.	316,158	0.0
8,777	(2)	MarineMax, Inc.	160,707	0.0
16,020		Marriott Vacations Worldwide Corp.	1,129,570	0.2

See Accompanying Notes to Financial Statements

87

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

8,072	(2)	MasterCraft Boat Holdings, Inc.	150,946	0.0
18,976		MDC Holdings, Inc.	533,415	0.1
15,753	(2)	Meritage Homes Corp.	578,450	0.1
21,848	(2)	Modine Manufacturing Co.	236,177	0.0
4,407	(2)	Monarch Casino & Resort, Inc.	168,083	0.0
13,011		Monro, Inc.	894,506	0.1
8,284	(2)	Motorcar Parts of America, Inc.	137,846	0.0
7,263		Movado Group, Inc.	229,656	0.0
12,035	(2)	Murphy USA, Inc.	922,362	0.1
1,128		Nathan's Famous, Inc.	74,956	0.0
25,580	(2)	National Vision Holdings, Inc.	720,589	0.1
13,560	(2)	Nautilus, Inc.	147,804	0.0
6,208	(2)	Noodles & Co.	43,394	0.0
12,388		NutriSystem, Inc.	543,585	0.1
226,797		Office Depot, Inc.	585,136	0.1
20,332	(2)	Ollie's Bargain Outlet Holdings, Inc.	1,352,281	0.2
9,634	(1),(2)	Overstock.com, Inc.	130,830	0.0
6,985		Oxford Industries, Inc.	496,214	0.1
9,134		Papa John's International, Inc.	363,625	0.1
24,271	(2)	Party City Holdco, Inc.	242,225	0.0
45,183	(2)	Penn National Gaming, Inc.	850,796	0.1
8,710	(1)	PetMed Express, Inc.	202,595	0.0
30,054		Pier 1 Imports, Inc.	9,191	0.0
36,560	(2)	Planet Fitness, Inc.	1,960,347	0.3
9,436	(2)	PlayAGS, Inc.	217,028	0.0
11,413	(2)	Potbelly Corp.	91,875	0.0
33,223	(2)	Quotient Technology, Inc.	354,822	0.1
3,183		RCI Hospitality Holdings, Inc.	71,076	0.0
6,562	(2)	Red Lion Hotels Corp.	53,808	0.0
5,310	(2)	Red Robin Gourmet Burgers, Inc.	141,883	0.0
29,461		Red Rock Resorts, Inc.	598,353	0.1
15,863	(2)	Regis Corp.	268,878	0.0
13,820	(1),(2)	Remark Holdings, Inc.	16,722	0.0
18,833	(2)	Rent-A-Center, Inc.	304,906	0.0
8,232	(1),(2)	RH	986,358	0.1
2,653		Rocky Brands, Inc.	68,978	0.0
17,820	(1),(2)	Roku, Inc.	546,005	0.1
13,614		Ruth's Hospitality Group, Inc.	309,446	0.0
48,760	(2)	Sally Beauty Holdings, Inc.	831,358	0.1
23,307	(1),(2)	Scientific Games Corp.	416,729	0.1
23,166	(2)	SeaWorld Entertainment, Inc.	511,737	0.1
10,061	(2)	Shake Shack, Inc.	456,971	0.1
4,383		Shoe Carnival, Inc.	146,874	0.0
14,027	(2)	Shutterfly, Inc.	564,727	0.1
8,225		Shutterstock, Inc.	296,182	0.0
21,598		Signet Jewelers Ltd.	686,168	0.1
12,904		Skyline Champion Corp.	189,560	0.0
13,853	(2)	Sleep Number Corp.	439,556	0.1
10,674		Sonic Automotive, Inc.	146,874	0.0
6,863	(1),(2)	Sonos, Inc.	67,395	0.0
15,096	(2)	Sotheby's	599,915	0.1
6,307		Speedway Motorsports, Inc.	102,615	0.0
17,638	(1),(2)	Sportsman's Warehouse Holdings, Inc.	77,254	0.0
7,211	(2)	Stamps.com, Inc.	1,122,320	0.2
9,185		Standard Motor Products, Inc.	444,830	0.1
35,508		Steven Madden Ltd.	1,074,472	0.1
12,066	(2)	Stoneridge, Inc.	297,427	0.0
8,784		Strategic Education, Inc.	996,281	0.1
7,030		Sturm Ruger & Co., Inc.	374,137	0.1
10,627		Superior Industries International	51,116	0.0
21,200		Tailored Brands, Inc.	289,168	0.0
43,573	(2)	Taylor Morrison Home Corp.	692,811	0.1
19,878		Tenneco, Inc.	544,458	0.1
27,284		Texas Roadhouse, Inc.	1,628,855	0.2
16,940		Tile Shop Holdings, Inc.	92,831	0.0
7,959		Tilly's, Inc.	86,435	0.0
14,863	(2)	TopBuild Corp.	668,835	0.1
9,343		Tower International, Inc.	222,363	0.0
6,373	(2)	Town Sports International Holdings, Inc.	40,787	0.0
60,143	(2)	TRI Pointe Group, Inc.	657,363	0.1
19,548		Tupperware Brands Corp.	617,130	0.1
3,287	(2)	Turtle Beach Corp.	46,905	0.0
7,657	(2)	Unifi, Inc.	174,886	0.0
5,865	(2)	Universal Electronics, Inc.	148,267	0.0
9,419	(2)	Vera Bradley, Inc.	80,721	0.0
24,446	(2)	Vista Outdoor, Inc.	277,462	0.0
10,016	(1),(2)	Vuzix Corp.	48,177	0.0
15,870	(2)	Weight Watchers International, Inc.	611,789	0.1
3,766		Weyco Group, Inc.	109,854	0.0
13,606	(2)	William Lyon Homes	145,448	0.0
12,088		Wingstop, Inc.	775,929	0.1
939		Winmark Corp.	149,301	0.0
13,319		Winnebago Industries	322,453	0.0
37,783		Wolverine World Wide, Inc.	1,204,900	0.2
6,656	(2)	YETI Holdings, Inc.	98,775	0.0
11,015	(2)	Zagg, Inc.	107,727	0.0
8,060	(2)	Zumiez, Inc.	154,510	0.0
			90,247,592	11.8

		Consumer Staples: 2.8%
47,701	(2)	22nd Century Group, Inc.	118,776	0.0
11,974		Andersons, Inc.	357,903	0.1
27,215	(1)	B&G Foods, Inc.	786,786	0.1
29,944	(2)	BJ's Wholesale Club Holdings, Inc.	663,559	0.1
3,384	(2)	Boston Beer Co., Inc.	815,003	0.1
6,745	(1)	Calavo Growers, Inc.	492,115	0.1
12,862		Cal-Maine Foods, Inc.	544,063	0.1
52,875	(2)	Castle Brands, Inc.	44,970	0.0
20,272	(2)	Central Garden & Pet Co. - A	633,500	0.1
9,735	(2)	Chefs' Warehouse Holdings, Inc.	311,325	0.0
2,100		Coca-Cola Bottling Co. Consolidated	372,498	0.1
5,020	(2)	Craft Brew Alliance, Inc.	71,836	0.0
67,282	(2)	Darling Ingredients, Inc.	1,294,506	0.2
36,965		Dean Foods Co.	140,837	0.0

See Accompanying Notes to Financial Statements

88

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

21,272	(2)	Edgewell Personal Care Co.	794,509	0.1
9,665	(1),(2)	elf Beauty, Inc.	83,699	0.0
4,078	(2)	Farmer Bros Co.	95,140	0.0
13,090		Fresh Del Monte Produce, Inc.	370,054	0.1
11,063	(2)	Freshpet, Inc.	355,786	0.0
39,944	(2)	Hostess Brands, Inc.	436,987	0.1
6,501		Ingles Markets, Inc.	176,957	0.0
7,691		Inter Parfums, Inc.	504,299	0.1
6,222		J&J Snack Foods Corp.	899,639	0.1
4,086		John B Sanfilippo & Son, Inc.	227,427	0.0
7,475		Lancaster Colony Corp.	1,322,029	0.2
12,937	(2)	Landec Corp.	153,174	0.0
5,919		Limoneira Co.	115,716	0.0
4,772		Medifast, Inc.	596,595	0.1
5,817	(1)	MGP Ingredients, Inc.	331,860	0.0
5,153		National Beverage Corp.	369,831	0.1
3,842	(2)	Natural Grocers by Vitamin Cottage, Inc.	58,898	0.0
4,412	(1)	Natural Health Trends Corp.	81,578	0.0
41,475	(2)	Performance Food Group Co.	1,338,398	0.2
9,385		Pricesmart, Inc.	554,654	0.1
13,530	(2)	Primo Water Corp.	189,555	0.0
3,611	(1),(2)	Pyxus International, Inc.	42,826	0.0
3,810	(1),(2)	Revlon, Inc. - Class A	95,974	0.0
434,545	(1),(2)	Rite Aid Corp.	307,788	0.0
8,445		Sanderson Farms, Inc.	838,504	0.1
3,682	(2)	Seneca Foods Corp.	103,906	0.0
26,240	(2)	Simply Good Foods Co/The	495,936	0.1
10,390	(2)	Smart & Final Stores, Inc.	49,249	0.0
15,146		SpartanNash Co.	260,208	0.0
7,830	(1)	Tootsie Roll Industries, Inc.	261,522	0.0
3,347		Turning Point Brands, Inc.	91,105	0.0
21,599	(2)	United Natural Foods, Inc.	228,733	0.0
10,407		Universal Corp.	563,539	0.1
5,217	(2)	USANA Health Sciences, Inc.	614,197	0.1
43,163		Vector Group Ltd.	419,976	0.1
5,732		WD-40 Co.	1,050,446	0.1
4,475		Weis Markets, Inc.	213,816	0.0
			21,342,187	2.8

		Energy: 3.4%
66,290	(2)	Abraxas Petroleum Corp.	72,256	0.0
38,666	(2)	Alta Mesa Resources, Inc.	38,666	0.0
7,241		Arch Coal, Inc.	600,931	0.1
53,025		Archrock, Inc.	397,157	0.1
14,753	(2)	Ardmore Shipping Corp.	68,897	0.0
8,014	(2)	Basic Energy Services, Inc.	30,774	0.0
8,253	(2)	Bonanza Creek Energy, Inc.	170,590	0.0
13,444	(1),(2)	Bristow Group, Inc.	32,669	0.0
25,784	(2)	C&J Energy Services, Inc.	348,084	0.1
15,595	(2)	Cactus, Inc.	427,459	0.1
18,942	(2)	California Resources Corp.	322,772	0.1
93,560	(2)	Callon Petroleum Co.	607,204	0.1
9,466	(1),(2)	CARBO Ceramics, Inc.	32,942	0.0
36,052	(2)	Carrizo Oil & Gas, Inc.	407,027	0.1
54,979	(2)	Clean Energy Fuels Corp.	94,564	0.0
31,246	(2)	Cloud Peak Energy, Inc.	11,445	0.0
11,671	(2)	CONSOL Energy, Inc.	370,087	0.1
13,104	(1),(2)	Covia Holdings Corp.	44,816	0.0
7,139		CVR Energy, Inc.	246,153	0.0
9,493	(2)	Dawson Geophysical Co.	32,086	0.0
33,454		Delek US Holdings, Inc.	1,087,590	0.2
192,006	(2)	Denbury Resources, Inc.	328,330	0.1
40,811		DHT Holdings, Inc.	159,979	0.0
26,735	(2)	Diamond Offshore Drilling	252,378	0.0
11,051	(2)	Dorian L.P.G Ltd.	64,427	0.0
14,983	(2)	Dril-Quip, Inc.	449,940	0.1
8,878	(2)	Earthstone Energy, Inc.	40,129	0.0
38,699	(2)	Eclipse Resources Corp.	40,634	0.0
34,207	(1),(2)	Energy Fuels, Inc./Canada	97,490	0.0
12,968	(2)	EP Energy Corp.	9,078	0.0
9,629	(2)	Era Group, Inc.	84,157	0.0
10,656		Evolution Petroleum Corp.	72,674	0.0
14,587	(2)	Exterran Corp.	258,190	0.0
33,146	(2)	Forum Energy Technologies, Inc.	136,893	0.0
31,273	(1),(2)	Frank's International N.V.	163,245	0.0
34,966	(1),(2)	Frontline Ltd./Bermuda	193,362	0.0
13,549	(2)	FTS International, Inc.	96,333	0.0
18,624		GasLog Ltd.	306,551	0.1
39,242	(1)	Golar LNG Ltd.	853,906	0.1
17,456		Green Plains, Inc.	228,848	0.0
71,092	(2)	Gulfport Energy Corp.	465,653	0.1
55,032	(1),(2)	Halcon Resources Corp.	93,554	0.0
59,401	(2)	Helix Energy Solutions Group, Inc.	321,359	0.1
48,029	(2)	HighPoint Resources Corp.	119,592	0.0
18,763	(2)	Independence Contract Drilling, Inc.	58,541	0.0
10,255	(2)	International Seaways, Inc.	172,694	0.0
4,070	(2)	ION Geophysical Corp.	21,083	0.0
27,260	(1),(2)	Jagged Peak Energy, Inc.	248,611	0.0
22,429	(2)	Keane Group, Inc.	183,469	0.0
5,060	(2)	Key Energy Services, Inc.	10,474	0.0
8,441	(2)	KLX Energy Services Holdings, Inc.	197,941	0.0
62,201	(2)	Laredo Petroleum, Inc.	225,168	0.0
18,204	(1)	Liberty Oilfield Services, Inc.	235,742	0.0
20,088	(2)	Lilis Energy, Inc.	27,521	0.0
5,446		Mammoth Energy Services, Inc.	97,919	0.0
44,480	(2)	Matador Resources Co.	690,774	0.1
11,780	(2)	Matrix Service Co.	211,333	0.0
74,373	(2)	McDermott International, Inc.	486,399	0.1
5,684	(2)	Midstates Petroleum Co., Inc.	42,687	0.0
1,740		Nacco Industries, Inc.	58,986	0.0

See Accompanying Notes to Financial Statements

89

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

6,454	(2)	Natural Gas Services Group, Inc.	106,104	0.0
5,430	(1),(2)	NCS Multistage Holdings, Inc.	27,639	0.0
38,876	(2)	Newpark Resources, Inc.	267,078	0.0
6,711	(2)	Nine Energy Service, Inc.	151,266	0.0
102,046	(2)	Noble Corp. PLC	267,361	0.0
57,665		Nordic American Tankers Ltd.	115,330	0.0
83,273	(2)	Northern Oil And Gas, Inc.	188,197	0.0
109,963	(2)	Oasis Petroleum, Inc.	608,095	0.1
38,852	(2)	Oceaneering International, Inc.	470,109	0.1
23,956	(2)	Oil States International, Inc.	342,092	0.1
21,710	(2)	Overseas Shipholding Group, Inc.	36,039	0.0
7,528		Panhandle Oil and Gas, Inc.	116,684	0.0
15,715	(2)	Par Pacific Holdings, Inc.	222,839	0.0
27,216	(2)	PDC Energy, Inc.	809,948	0.1
32,070		Peabody Energy Corp.	977,494	0.1
5,433	(2)	Penn Virginia Corp.	293,708	0.0
7,127	(1),(2)	PHI, Inc.	13,185	0.0
33,278	(2)	Pioneer Energy Services Corp.	40,932	0.0
29,177	(2)	ProPetro Holding Corp.	359,461	0.1
15,724	(2)	Renewable Energy Group, Inc.	404,107	0.1
9,527	(2)	Resolute Energy Corp.	276,092	0.0
2,595	(2)	REX American Resources Corp.	176,745	0.0
6,545	(2)	RigNet, Inc.	82,729	0.0
22,706	(2)	Ring Energy, Inc.	115,347	0.0
51,793	(2)	Rowan Companies PLC	434,543	0.1
27,768	(1),(2)	Sanchez Energy Corp.	7,497	0.0
15,097	(2)	SandRidge Energy, Inc.	114,888	0.0
184,248	(1)	Scorpio Tankers, Inc.	324,276	0.1
7,332	(2)	SEACOR Holdings, Inc.	271,284	0.0
7,315	(2)	SEACOR Marine Holdings, Inc.	86,024	0.0
20,102	(1),(2)	Select Energy Services, Inc.	127,045	0.0
31,942	(1)	SemGroup Corp. - Class A	440,161	0.1
31,823		Ship Finance International Ltd.	335,096	0.1
3,404	(2)	SilverBow Resources, Inc.	80,471	0.0
9,431	(1),(2)	Smart Sand Inc.	20,937	0.0
11,729		Solaris Oilfield Infrastructure, Inc.	141,804	0.0
240,330	(2)	Southwestern Energy Co.	819,525	0.1
101,981	(2)	SRC Energy, Inc.	479,311	0.1
66,014	(2)	Superior Energy Services	221,147	0.0
8,590	(2)	Talos Energy, Inc.	140,189	0.0
27,413	(1)	Teekay Corp.	91,559	0.0
77,777		Teekay Tankers Ltd. Class A	72,177	0.0
35,997	(1),(2)	Tellurian, Inc.	250,179	0.0
49,988	(2)	Tetra Technologies, Inc.	83,980	0.0
10,030	(2)	Tidewater, Inc.	191,874	0.0
72,859	(1),(2)	Ultra Petroleum Corp.	55,380	0.0
22,430	(2)	Unit Corp.	320,300	0.1
65,225	(2)	Uranium Energy Corp.	81,531	0.0
33,528		US Silica Holdings, Inc.	341,315	0.1
41,504	(2)	W&T Offshore, Inc.	170,996	0.0
12,704	(2)	WildHorse Resource Development Corp.	179,253	0.0
28,084		World Fuel Services Corp.	601,278	0.1
22,101	(2)	Zion Oil & Gas, Inc.	9,225	0.0
			26,212,039	3.4

		Financials: 17.7%
8,986		1st Source Corp.	362,495	0.1
7,385		Access National Corp.	157,522	0.0
1,276		ACNB Corp.	50,083	0.0
14,664		AG Mortgage Investment Trust, Inc.	233,598	0.0
6,910	(2)	Allegiance Bancshares, Inc.	223,677	0.0
19,287	(2)	Ambac Financial Group, Inc.	332,508	0.1
36,871		American Equity Investment Life Holding Co.	1,030,176	0.1
16,555		Ameris Bancorp.	524,297	0.1
8,172		Amerisafe, Inc.	463,271	0.1
5,884		Ames National Corp.	149,571	0.0
53,564		Anworth Mortgage Asset Corp.	216,399	0.0
48,641		Apollo Commercial Real Estate Finance, Inc.	810,359	0.1
32,368		Arbor Realty Trust, Inc.	325,946	0.1
10,674		Ares Commercial Real Estate Corp.	139,189	0.0
13,593		Argo Group International Holdings Ltd.	914,129	0.1
18,085		ARMOUR Residential REIT, Inc.	370,743	0.1
7,737		Arrow Financial Corp.	247,739	0.0
19,319		Artisan Partners Asset Management, Inc.	427,143	0.1
1,758	(1)	Associated Capital Group, Inc.	61,934	0.0
11,496	(2)	Atlantic Capital Bancshares, Inc.	188,190	0.0
25,048	(2)	Axos Financial, Inc.	630,709	0.1
8,252		B. Riley Financial, Inc.	117,178	0.0
19,489		Banc of California, Inc.	259,399	0.0
8,466		Bancfirst Corp.	422,453	0.1
22,403	(2)	Bancorp, Inc.	178,328	0.0
35,601		BancorpSouth Bank	930,610	0.1
5,925		Bank of Marin Bancorp	244,347	0.0
23,140		Bank of NT Butterfield & Son Ltd.	725,439	0.1
9,954		BankFinancial Corp.	148,812	0.0
13,968		Banner Corp.	747,009	0.1
6,322		Bar Harbor Bankshares	141,802	0.0
3,620	(2)	Baycom Corp.	83,586	0.0
5,893		BCB Bancorp, Inc.	61,700	0.0
31,526		Beneficial Bancorp, Inc.	450,507	0.1
17,705		Berkshire Hills Bancorp, Inc.	477,504	0.1
42,073		Blackstone Mortgage Trust, Inc.	1,340,446	0.2
13,818		Banco Latinoamericano de Comercio Exterior SA	239,051	0.0
19,917	(2)	Blucora, Inc.	530,589	0.1
10,592		Blue Hills Bancorp, Inc.	226,033	0.0

See Accompanying Notes to Financial Statements

90

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

36,929		Boston Private Financial Holdings, Inc.	390,340	0.1
9,766		Bridge Bancorp, Inc.	248,935	0.0
30,605		BrightSphere Investment Group PLC	326,861	0.1
20,044		OceanFirst Financial Corp.	451,190	0.1
35,392		Brookline Bancorp, Inc.	489,117	0.1
10,745		Bryn Mawr Bank Corp.	369,628	0.1
2,036		Business First Bancshares, Inc.	49,332	0.0
7,707	(2)	Byline Bancorp, Inc.	128,399	0.0
28,222		Cadence BanCorp	473,565	0.1
1,405		Cambridge Bancorp	116,966	0.0
8,653		Camden National Corp.	311,248	0.0
28,063	(2)	Cannae Holdings, Inc.	480,439	0.1
54,191		Capitol Federal Financial, Inc.	692,019	0.1
4,902		Capstar Financial Holdings, Inc.	72,206	0.0
43,788		Capstead Mortgage Corp.	292,066	0.0
9,861		Carolina Financial Corp.	291,787	0.0
30,323		Cathay General Bancorp.	1,016,730	0.1
9,196		CBTX, Inc.	270,362	0.0
36,960		CenterState Bank Corp.	777,638	0.1
12,160		Central Pacific Financial Corp.	296,096	0.0
6,496		Central Valley Community Bancorp	122,580	0.0
29,408		Chemical Financial Corp.	1,076,627	0.1
8,170		Citizens & Northern Corp.	215,933	0.0
22,894	(1),(2)	Citizens, Inc.	172,163	0.0
7,162		City Holding Co.	484,080	0.1
5,498		Civista Bancshares, Inc.	95,775	0.0
9,961		CNB Financial Corp.	228,605	0.0
66,753		CNO Financial Group, Inc.	993,285	0.1
2,990		Codorus Valley Bancorp, Inc.	63,538	0.0
9,591		Cohen & Steers, Inc.	329,163	0.1
35,774		Colony Credit Real Estate, Inc.	564,871	0.1
30,073		Columbia Banking System, Inc.	1,091,349	0.2
24,232	(2)	Columbia Financial, Inc.	370,507	0.1
20,301		Community Bank System, Inc.	1,183,548	0.2
13,486	(2)	Community Bankers Trust Corp.	97,369	0.0
8,271		Community Trust Bancorp, Inc.	327,614	0.1
15,553		ConnectOne Bancorp, Inc.	287,264	0.0
12,783	(2)	Cowen, Inc.	170,525	0.0
5,201	(2)	Curo Group Holdings Corp.	49,358	0.0
13,740	(2)	Customers Bancorp, Inc.	250,068	0.0
44,866		CVB Financial Corp.	907,639	0.1
1,564		Diamond Hill Investment Group, Inc.	233,740	0.0
16,132		Dime Community Bancshares	273,921	0.0
13,758	(2)	Donnelley Financial Solutions, Inc.	193,025	0.0
31,807		Dynex Capital, Inc.	181,936	0.0
13,607	(2)	Eagle Bancorp, Inc.	662,797	0.1
8,224	(2)	eHealth, Inc.	315,966	0.0
9,271	(2)	Elevate Credit, Inc.	41,534	0.0
14,057		Employers Holdings, Inc.	589,972	0.1
11,471	(1),(2)	Encore Capital Group, Inc.	269,569	0.0
14,486	(2)	Enova International, Inc.	281,898	0.0
5,078	(2)	Enstar Group Ltd.	850,920	0.1
4,069		Enterprise Bancorp, Inc./MA	130,859	0.0
11,078		Enterprise Financial Services Corp.	416,865	0.1
6,169	(2)	Equity Bancshares, Inc.	217,457	0.0
2,844	(2)	Esquire Financial Holdings, Inc.	61,715	0.0
39,330	(2)	Essent Group Ltd.	1,344,299	0.2
2,217		Evans Bancorp, Inc.	72,075	0.0
16,852		Exantas Capital Corp.	168,857	0.0
21,414	(2)	Ezcorp, Inc.	165,530	0.0
3,755		Farmers & Merchants Bancorp, Inc./Archbold OH	144,530	0.0
16,244		Farmers National Banc Corp.	206,949	0.0
8,114		FB Financial Corp.	284,152	0.0
4,582		FBL Financial Group, Inc.	300,808	0.0
39,039		Federated Investors, Inc.	1,036,485	0.1
5,750		FedNat Holding Co.	114,540	0.0
55,479	(2)	FGL Holdings	369,490	0.1
1,287		Fidelity D&D Bancorp, Inc.	82,600	0.0
9,871		Fidelity Southern Corp.	256,843	0.0
8,923		Financial Institutions, Inc.	229,321	0.0
87,527		First BanCorp. Puerto Rico	752,732	0.1
13,758		First BanCorp. Southern Pines NC	449,336	0.1
6,145		First Bancshares, Inc./The	185,886	0.0
20,718		First Busey Corp.	508,420	0.1
43,884		First Commonwealth Financial Corp.	530,119	0.1
7,999		First Community Bancshares, Inc.	251,809	0.0
12,016		First Defiance Financial Corp.	294,512	0.0
40,004		First Financial Bancorp.	948,895	0.1
26,867	(1)	First Financial Bankshares, Inc.	1,549,957	0.2
7,011		First Financial Corp.	281,492	0.0
17,980	(2)	First Foundation, Inc.	231,223	0.0
3,478		First Internet Bancorp	71,090	0.0
11,515		First Interstate Bancsystem, Inc.	420,988	0.1
19,421		First Merchants Corp.	665,558	0.1
5,858		First Mid-Illinois Bancshares, Inc.	186,987	0.0
42,602		First Midwest Bancorp., Inc.	843,946	0.1
11,021		First of Long Island Corp.	219,869	0.0
3,265		First United Corp.	51,979	0.0
18,093		FirstCash, Inc.	1,309,029	0.2
13,850	(2)	Flagstar Bancorp, Inc.	365,640	0.1
15,274		Flushing Financial Corp.	328,849	0.1
8,537	(2)	Focus Financial Partners, Inc.	224,779	0.0

See Accompanying Notes to Financial Statements

91

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

5,698	(2)	Franklin Financial Network, Inc.	150,256	0.0
1,531		FS Bancorp, Inc.	65,649	0.0
68,522		Fulton Financial Corp.	1,060,721	0.1
15,168	(1)	GAIN Capital Holdings, Inc.	93,435	0.0
2,926		GAMCO Investors, Inc.	49,420	0.0
208,396	(2)	Genworth Financial, Inc.	971,125	0.1
10,893		German American Bancorp, Inc.	302,499	0.0
33,507		Glacier Bancorp., Inc.	1,327,547	0.2
3,281		Global Indemnity Ltd.	118,871	0.0
4,223	(1),(2)	Goosehead Insurance, Inc.	111,023	0.0
21,143		Granite Point Mortgage Trust, Inc.	381,208	0.1
6,953		Great Southern Bancorp., Inc.	320,047	0.1
24,942		Great Western Bancorp, Inc.	779,438	0.1
11,513		Green Bancorp, Inc.	197,333	0.0
19,758	(2)	Green Dot Corp.	1,571,156	0.2
7,947		Greenhill & Co., Inc.	193,907	0.0
13,694	(2)	Greenlight Capital Re Ltd.	118,042	0.0
11,396		Guaranty Bancorp	236,467	0.0
2,698		Guaranty Bancshares, Inc./TX	80,454	0.0
6,259		Hamilton Lane, Inc.	231,583	0.0
33,954		Hancock Whitney Corp.	1,176,506	0.2
15,295		Hanmi Financial Corp.	301,312	0.0
8,380	(1),(2)	HarborOne Bancorp, Inc.	133,158	0.0
3,428		HCI Group, Inc.	174,177	0.0
5,729	(1),(2)	Health Insurance Innovations, Inc.	153,136	0.0
11,697		Heartland Financial USA, Inc.	514,083	0.1
18,696		Heritage Commerce Corp.	212,013	0.0
15,661		Heritage Financial Corp.	465,445	0.1
9,862		Heritage Insurance Holdings, Inc.	145,169	0.0
30,522		Hilltop Holdings, Inc.	544,207	0.1
512		Hingham Institution for Savings	101,243	0.0
1,965		Home Bancorp, Inc.	69,561	0.0
65,931		Home Bancshares, Inc./Conway AR	1,077,313	0.1
12,212	(2)	HomeStreet, Inc.	259,261	0.0
10,704		HomeTrust Bancshares, Inc.	280,231	0.0
54,288		Hope Bancorp, Inc.	643,856	0.1
17,194		Horace Mann Educators Corp.	643,915	0.1
20,193		Horizon Bancorp/IN	318,646	0.1
12,206		Houlihan Lokey, Inc.	449,181	0.1
4,766	(2)	Howard Bancorp, Inc.	68,154	0.0
21,477		Iberiabank Corp.	1,380,542	0.2
5,187	(2)	Impac Mortgage Holdings, Inc.	19,607	0.0
11,812		Independent Bank Corp.	830,502	0.1
12,514		Independent Bank Corp. Michigan	263,044	0.0
8,765		Independent Bank Group, Inc.	401,174	0.1
22,828		International Bancshares Corp.	785,283	0.1
7,187	(2)	Intl. FCStone, Inc.	262,900	0.0
47,311		Invesco Mortgage Capital, Inc.	685,063	0.1
4,819		Investar Holding Corp.	119,511	0.0
14,592		Investment Technology Group, Inc.	441,262	0.1
99,069		Investors Bancorp, Inc.	1,030,318	0.1
590		Investors Title Co.	104,241	0.0
10,386		James River Group Holdings Ltd.	379,504	0.1
41,484		Kearny Financial Corp./MD	531,825	0.1
21,628		Kemper Corp.	1,435,667	0.2
4,140		Kingstone Cos, Inc.	73,237	0.0
7,744		Kinsale Capital Group, Inc.	430,257	0.1
5,091		KKR Real Estate Finance Trust, Inc.	97,493	0.0
36,318		Ladder Capital Corp.	561,839	0.1
50,562		Ladenburg Thalmann Financial Services, Inc.	117,809	0.0
20,429		Lakeland Bancorp, Inc.	302,553	0.0
11,809		Lakeland Financial Corp.	474,249	0.1
20,781		LegacyTexas Financial Group, Inc.	666,862	0.1
136,108	(2)	LendingClub Corp.	357,964	0.1
3,285	(1),(2)	LendingTree, Inc.	721,287	0.1
11,820		Live Oak Bancshares, Inc.	175,054	0.0
29,527		Maiden Holdings Ltd.	48,720	0.0
4,094	(2)	Malvern Bancorp, Inc.	80,775	0.0
4,123		Marlin Business Services Corp.	92,067	0.0
34,036		MB Financial, Inc.	1,348,847	0.2
37,079	(2)	MBIA, Inc.	330,745	0.1
7,697		Mercantile Bank Corp.	217,517	0.0
7,942		Merchants Bancorp/IN	158,522	0.0
23,638		Meridian Bancorp, Inc.	338,496	0.1
13,101		Meta Financial Group, Inc.	254,028	0.0
2,485	(2)	Metropolitan Bank Holding Corp.	76,662	0.0
147,995	(2)	MGIC Investment Corp.	1,548,028	0.2
9,712		Midland States Bancorp, Inc.	216,966	0.0
4,551		MidWestOne Financial Group, Inc.	113,001	0.0
18,331		Moelis & Co.	630,220	0.1
30,832	(2)	Mr Cooper Group, Inc.	359,809	0.1
12,996		National Bank Holdings Corp.	401,187	0.1
3,717		National Bankshares, Inc.	135,410	0.0
8,094	(2)	National Commerce Corp.	291,384	0.0
25,717		National General Holdings Corp.	622,609	0.1
1,083		National Western Life Group, Inc.	325,658	0.1
8,732		Navigators Group, Inc.	606,787	0.1
19,986		NBT Bancorp., Inc.	691,316	0.1
8,522		Nelnet, Inc.	446,041	0.1
63,655		New York Mortgage Trust, Inc.	374,928	0.1
5,021	(2)	Nicolet Bankshares, Inc.	245,025	0.0
26,765	(2)	NMI Holdings, Inc.	477,755	0.1
24,203		Northfield Bancorp, Inc.	327,951	0.1

See Accompanying Notes to Financial Statements

92

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

39,792		Northwest Bancshares, Inc.	674,076	0.1
3,210		Norwood Financial Corp.	105,930	0.0
45,466	(2)	Ocwen Financial Corp.	60,924	0.0
19,021		OFG Bancorp	313,086	0.0
7,215		Old Line Bancshares, Inc.	189,899	0.0
57,507		Old National Bancorp.	885,608	0.1
16,251		Old Second Bancorp, Inc.	211,263	0.0
23,527	(2)	On Deck Capital, Inc.	138,809	0.0
3,945		Oppenheimer Holdings, Inc.	100,795	0.0
9,397		Opus Bank	184,087	0.0
23,026	(1)	Orchid Island Capital, Inc.	147,136	0.0
8,219		Origin Bancorp, Inc.	280,104	0.0
20,602		Oritani Financial Corp.	303,880	0.0
4,064		Federal Agricultural Mortgage Corp.	245,628	0.0
18,411	(2)	Pacific Premier Bancorp, Inc.	469,849	0.1
6,254		Park National Corp.	531,277	0.1
5,757		PCSB Financial Corp.	112,607	0.0
7,783		Peapack Gladstone Financial Corp.	195,976	0.0
27,462		PennyMac Mortgage Investment Trust	511,342	0.1
8,953		PennyMac Financial Services, Inc.	190,341	0.0
10,862		Peoples Bancorp., Inc.	326,946	0.1
4,066		Peoples Financial Services Corp.	179,148	0.0
8,976		People's Utah Bancorp	270,626	0.0
6,191		Piper Jaffray Cos.	407,615	0.1
8,895		PJT Partners, Inc.	344,770	0.1
19,069	(2)	PRA Group, Inc.	464,712	0.1
6,282		Preferred Bank/Los Angeles CA	272,325	0.0
17,599		Primerica, Inc.	1,719,598	0.2
21,629		ProAssurance Corp.	877,272	0.1
27,234		Provident Financial Services, Inc.	657,156	0.1
6,103		QCR Holdings, Inc.	195,845	0.0
88,353		Radian Group, Inc.	1,445,455	0.2
8,212		RBB Bancorp	144,285	0.0
36,498		Redwood Trust, Inc.	550,025	0.1
3,056	(2)	Regional Management Corp.	73,497	0.0
4,090		Reliant Bancorp, Inc.	94,234	0.0
19,754		Renasant Corp.	596,176	0.1
5,029		Republic Bancorp., Inc.	194,723	0.0
21,942	(2)	Republic First Bancorp, Inc.	130,994	0.0
15,766		RLI Corp.	1,087,696	0.2
16,172		S&T Bancorp, Inc.	611,948	0.1
11,462	(1),(2)	Safeguard Scientifics, Inc.	98,802	0.0
6,933		Safety Insurance Group, Inc.	567,189	0.1
15,282		Sandy Spring Bancorp, Inc.	478,938	0.1
19,446	(2)	Seacoast Banking Corp. of Florida	505,985	0.1
23,882		Selective Insurance Group	1,455,369	0.2
21,174		ServisFirst Bancshares, Inc.	674,815	0.1
4,180	(2)	Siebert Financial Corp.	60,443	0.0
5,242		Sierra Bancorp.	125,965	0.0
36,205		Simmons First National Corp.	873,627	0.1
3,726	(2)	SmartFinancial, Inc.	68,074	0.0
14,774		South State Corp.	885,701	0.1
4,967	(2)	Southern First Bancshares, Inc.	159,292	0.0
5,382		Southern National Bancorp of Virginia, Inc.	71,150	0.0
14,880		Southside Bancshares, Inc.	472,440	0.1
8,353		State Auto Financial Corp.	284,336	0.0
17,336		State Bank Financial Corp.	374,284	0.1
10,705		Sterling Bancorp, Inc./MI	74,400	0.0
10,025		Stewart Information Services Corp.	415,035	0.1
28,112		Stifel Financial Corp.	1,164,399	0.2
10,376		Stock Yards Bancorp, Inc.	340,333	0.1
3,361		Summit Financial Group, Inc.	64,901	0.0
5,804		Territorial Bancorp, Inc.	150,788	0.0
35,096	(2)	Third Point Reinsurance Ltd.	338,325	0.1
16,339		Tiptree Financial, Inc.	91,335	0.0
7,257		Tompkins Financial Corp.	544,348	0.1
28,877		TowneBank/Portsmouth VA	691,604	0.1
11,543		TPG RE Finance Trust, Inc.	211,006	0.0
13,262		Trico Bancshares	448,123	0.1
12,090	(2)	Tristate Capital Holdings, Inc.	235,271	0.0
10,149	(2)	Triumph Bancorp, Inc.	301,425	0.0
10,723	(1),(2)	Trupanion, Inc.	273,008	0.0
49,345		Trustco Bank Corp.	338,507	0.1
26,739		Trustmark Corp.	760,190	0.1
18,156		UMB Financial Corp.	1,106,971	0.2
25,293		Union Bankshares Corp.	714,021	0.1
40,761	(1)	United Bankshares, Inc.	1,268,075	0.2
30,798		United Community Banks, Inc./GA	660,925	0.1
30,938		United Community Financial Corp.	273,801	0.0
25,726		United Financial Bancorp, Inc.	378,172	0.1
9,468		United Fire Group, Inc.	525,001	0.1
10,446		United Insurance Holdings Corp.	173,613	0.0
13,495		Universal Insurance Holdings, Inc.	511,730	0.1
14,364		Univest Corp. of Pennsylvania	309,831	0.0
123,286		Valley National Bancorp	1,094,780	0.2
10,260	(2)	Veritex Holdings, Inc.	219,359	0.0
3,152		Virtus Investment Partners, Inc.	250,363	0.0
32,012		Waddell & Reed Financial, Inc.	578,777	0.1
11,908		Walker & Dunlop, Inc.	515,021	0.1
35,335		Washington Federal, Inc.	943,798	0.1

See Accompanying Notes to Financial Statements

93

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

7,936		Washington Trust Bancorp, Inc.	377,198	0.1
15,953		Waterstone Financial, Inc.	267,372	0.0
22,187		WesBanco, Inc.	814,041	0.1
10,741	(1)	Westamerica Bancorp.	598,059	0.1
22,605		Western Asset Mortgage Capital Corp.	188,526	0.0
11,712		Western New England Bancorp, Inc.	117,588	0.0
4,879		Westwood Holdings Group, Inc.	165,886	0.0
50,154		WisdomTree Investments, Inc.	333,524	0.1
2,803	(2)	World Acceptance Corp.	286,635	0.0
13,426		WSFS Financial Corp.	508,980	0.1
			134,762,371	17.7

		Health Care: 15.2%
5,767	(2)	AAC Holdings, Inc.	8,074	0.0
12,969	(1),(2)	Abeona Therapeutics, Inc.	92,599	0.0
40,341	(2)	Acadia Pharmaceuticals, Inc.	652,314	0.1
10,755	(1),(2)	Accelerate Diagnostics, Inc.	123,682	0.0
16,574	(2)	Acceleron Pharma, Inc.	721,798	0.1
35,781	(2)	Accuray, Inc.	122,013	0.0
13,932	(1),(2)	Achaogen, Inc.	17,136	0.0
55,819	(2)	Achillion Pharmaceuticals, Inc.	88,752	0.0
14,187	(1),(2)	Aclaris Therapeutics, Inc.	104,842	0.0
18,711	(2)	Acorda Therapeutics, Inc.	291,517	0.0
8,666	(1),(2)	Adamas Pharmaceuticals, Inc.	74,008	0.0
3,827	(2)	Addus HomeCare Corp.	259,777	0.0
20,214	(1),(2)	Adverum Biotechnologies, Inc.	63,674	0.0
9,689	(1),(2)	ADMA Biologics, Inc.	23,157	0.0
25,233	(2)	Aduro Biotech, Inc.	66,615	0.0
6,991	(2)	Aeglea BioTherapeutics, Inc.	52,363	0.0
14,751	(2)	Aerie Pharmaceuticals, Inc.	532,511	0.1
34,105	(1),(2)	Agenus, Inc.	81,170	0.0
3,249	(1),(2)	AgeX Therapeutics, Inc.	9,715	0.0
17,985	(1),(2)	Aimmune Therapeutics, Inc.	430,201	0.1
5,401	(1),(2)	Akcea Therapeutics, Inc.	162,786	0.0
37,426	(2)	Akebia Therapeutics, Inc.	206,966	0.0
39,837	(2)	Akorn, Inc.	135,047	0.0
3,336	(2)	Albireo Pharma, Inc.	81,832	0.0
24,907	(1),(2)	Alder Biopharmaceuticals, Inc.	255,297	0.0
8,446	(2)	Aldeyra Therapeutics, Inc.	70,102	0.0
3,644	(1),(2)	Allakos, Inc.	190,472	0.0
5,288	(2)	Allena Pharmaceuticals, Inc.	28,820	0.0
8,605	(2)	Allogene Therapeutics, Inc.	231,733	0.0
73,214	(2)	Allscripts Healthcare Solutions, Inc.	705,783	0.1
14,445	(2)	AMAG Pharmaceuticals, Inc.	219,420	0.0
10,955	(2)	Amedisys, Inc.	1,282,940	0.2
5,807	(2)	American Renal Associates Holdings, Inc.	66,897	0.0
78,983	(2)	Amicus Therapeutics, Inc.	756,657	0.1
19,081	(2)	AMN Healthcare Services, Inc.	1,081,129	0.2
35,611	(2)	Amneal Pharmaceuticals, Inc.	481,817	0.1
16,160	(2)	Amphastar Pharmaceuticals, Inc.	321,584	0.1
39,169	(2)	Ampio Pharmaceuticals, Inc.	15,464	0.0
8,578	(2)	AnaptysBio, Inc.	547,191	0.1
16,127	(2)	Angiodynamics, Inc.	324,637	0.1
3,502	(2)	ANI Pharmaceuticals, Inc.	157,660	0.0
6,446	(2)	Anika Therapeutics, Inc.	216,650	0.0
62,618	(2)	Antares Pharma, Inc.	170,321	0.0
15,720	(2)	Apellis Pharmaceuticals, Inc.	207,347	0.0
1,637	(2)	Apollo Medical Holdings, Inc.	32,494	0.0
5,910	(1),(2)	Aptinyx, Inc.	97,751	0.0
19,530	(2)	Aratana Therapeutics, Inc.	119,719	0.0
13,404	(2)	Arbutus Biopharma Corp.	51,337	0.0
12,952	(2)	Arcus Biosciences, Inc.	139,493	0.0
15,121	(2)	Ardelyx, Inc.	27,067	0.0
20,563	(2)	Arena Pharmaceuticals, Inc.	800,929	0.1
44,549	(2)	Arqule, Inc.	123,401	0.0
84,257	(2)	Array Biopharma, Inc.	1,200,662	0.2
36,149	(1),(2)	Arrowhead Pharmaceuticals, Inc.	448,971	0.1
3,486	(1),(2)	Arvinas, Inc.	44,795	0.0
8,979	(2)	Assembly Biosciences, Inc.	203,105	0.0
23,992	(2)	Assertio Therapeutics, Inc.	86,611	0.0
17,145	(2)	Atara Biotherapeutics, Inc.	595,617	0.1
17,927	(1),(2)	Athenex, Inc.	227,494	0.0
43,410	(2)	Athersys, Inc.	62,510	0.0
14,874	(2)	AtriCure, Inc.	455,144	0.1
636		Atrion Corp.	471,327	0.1
15,046	(2)	Audentes Therapeutics, Inc.	320,781	0.1
19,498	(2)	Avanos Medical, Inc.	873,315	0.1
42,590	(1),(2)	AVEO Pharmaceuticals, Inc.	68,144	0.0
22,020	(2)	Avid Bioservices, Inc.	90,282	0.0
2,497	(2)	Avrobio, Inc.	41,575	0.0
14,082	(2)	AxoGen, Inc.	287,695	0.0
15,804	(2)	Bellicum Pharmaceuticals, Inc.	46,148	0.0
54,429	(2)	BioScrip, Inc.	194,312	0.0
45,599	(2)	BioCryst Pharmaceuticals, Inc.	367,984	0.1
11,975	(2)	Biohaven Pharmaceutical Holding Co. Ltd.	442,835	0.1
2,437	(2)	BioSpecifics Technologies Corp.	147,682	0.0
13,525	(2)	BioTelemetry, Inc.	807,713	0.1
32,496	(1),(2)	Biotime, Inc.	29,669	0.0
17,453	(2)	Blueprint Medicines Corp.	940,891	0.1

See Accompanying Notes to Financial Statements

94

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

75,069	(2)	Brookdale Senior Living, Inc.	502,962	0.1
11,591	(2)	Calithera Biosciences, Inc.	46,480	0.0
1,747	(2)	Calyxt, Inc.	18,099	0.0
14,083	(2)	Cambrex Corp.	531,774	0.1
11,194	(1),(2)	Capital Senior Living Corp.	76,119	0.0
13,780	(2)	Cara Therapeutics, Inc.	179,140	0.0
14,132	(2)	Cardiovascular Systems, Inc.	402,621	0.1
14,420	(2)	CareDx, Inc.	362,519	0.1
21,893	(2)	CASI Pharmaceuticals, Inc.	88,010	0.0
32,585	(2)	Castlight Health, Inc.	70,709	0.0
6,308	(2)	Catalyst Biosciences, Inc.	49,770	0.0
41,149	(2)	Catalyst Pharmaceuticals, Inc.	79,006	0.0
3,011	(2)	Celcuity, Inc.	72,234	0.0
4,581	(1),(2)	Cellular Biomedicine Group, Inc.	80,900	0.0
57,086	(2)	Cerus Corp.	289,426	0.0
10,588	(2)	ChemoCentryx, Inc.	115,515	0.0
22,359	(2)	Chimerix, Inc.	57,463	0.0
20,091	(1),(2)	ChromaDex Corp.	68,912	0.0
7,586	(2)	Civitas Solutions, Inc.	132,831	0.0
11,485	(2)	Clearside Biomedical, Inc.	12,289	0.0
20,012	(1),(2)	Clovis Oncology, Inc.	359,416	0.1
22,086	(2)	Codexis, Inc.	368,836	0.1
8,641	(2)	Cohbar, Inc.	26,874	0.0
22,212	(2)	Coherus Biosciences, Inc.	201,019	0.0
12,410	(1),(2)	Collegium Pharmaceutical, Inc.	213,080	0.0
37,476	(1),(2)	Community Health Systems, Inc.	105,682	0.0
5,608		Computer Programs & Systems, Inc.	140,761	0.0
9,069	(2)	Concert Pharmaceuticals, Inc.	113,816	0.0
10,959		Conmed Corp.	703,568	0.1
21,836	(1),(2)	Corbus Pharmaceuticals Holdings, Inc.	127,522	0.0
40,788	(1),(2)	Corcept Therapeutics, Inc.	544,928	0.1
4,276	(2)	Corvel Corp.	263,915	0.0
5,808	(2)	Corvus Pharmaceuticals, Inc.	21,315	0.0
3,101	(1),(2)	Crinetics Pharmaceuticals, Inc.	92,999	0.0
16,063	(2)	Cross Country Healthcare, Inc.	117,742	0.0
14,877	(2)	CryoLife, Inc.	422,209	0.1
11,329	(1),(2)	CryoPort, Inc.	124,959	0.0
18,717	(2)	CTI BioPharma Corp.	13,731	0.0
6,718	(1),(2)	Cue Biopharma, Inc.	31,575	0.0
5,293	(2)	Cutera, Inc.	90,087	0.0
25,222	(2)	Cymabay Therapeutics, Inc.	198,497	0.0
20,041	(2)	Cytokinetics, Inc.	126,659	0.0
18,041	(2)	CytomX Therapeutics, Inc.	272,419	0.0
12,570	(2)	CytoSorbents Corp.	101,566	0.0
3,872	(2)	Deciphera Pharmaceuticals, Inc.	81,273	0.0
18,601	(1),(2)	Denali Therapeutics, Inc.	384,297	0.1
15,434	(2)	Dermira, Inc.	110,970	0.0
22,263	(2)	Dicerna Pharmaceuticals, Inc.	237,991	0.0
23,641	(2)	Diplomat Pharmacy, Inc.	318,208	0.1
4,569	(1),(2)	Dova Pharmaceuticals, Inc.	34,633	0.0
61,156	(2)	Durect Corp.	29,544	0.0
27,228	(1),(2)	Dynavax Technologies Corp.	249,136	0.0
4,581	(2)	Eagle Pharmaceuticals, Inc./DE	184,568	0.0
18,992	(2)	Editas Medicine, Inc.	432,068	0.1
3,356	(2)	Eidos Therapeutics, Inc.	46,179	0.0
9,223	(2)	Eloxx Pharmaceuticals, Inc.	110,768	0.0
18,317	(2)	Emergent Biosolutions, Inc.	1,085,832	0.2
7,000	(2)	Enanta Pharmaceuticals, Inc.	495,810	0.1
92,599	(2)	Endo International PLC	675,973	0.1
34,493	(2)	Endologix, Inc.	24,697	0.0
20,667		Ensign Group, Inc.	801,673	0.1
20,254	(2)	Enzo Biochem, Inc.	56,306	0.0
24,892	(2)	Epizyme, Inc.	153,335	0.0
9,451	(1),(2)	Esperion Therapeutics, Inc.	434,746	0.1
5,217	(1),(2)	Evelo Biosciences, Inc.	67,873	0.0
27,882	(2)	Evolent Health, Inc.	556,246	0.1
3,559	(1),(2)	Evolus, Inc.	42,352	0.0
25,112	(2)	Fate Therapeutics, Inc.	322,187	0.1
6,411	(2)	Fennec Pharmaceuticals, Inc.	40,902	0.0
31,332	(2)	FibroGen, Inc.	1,450,045	0.2
14,130	(2)	Five Prime Therapeutics, Inc.	131,409	0.0
14,280	(1),(2)	Flexion Therapeutics, Inc.	161,650	0.0
13,816	(2)	Fluidigm Corp.	119,094	0.0
2,729	(2)	FONAR Corp.	55,235	0.0
14,506	(2)	Fortress Biotech, Inc.	12,475	0.0
3,706	(2)	Forty Seven, Inc.	58,258	0.0
9,592	(2)	G1 Therapeutics, Inc.	183,687	0.0
26,148	(2)	Genesis Healthcare, Inc.	30,855	0.0
19,725	(2)	GenMark Diagnostics, Inc.	95,863	0.0
8,956	(2)	Genomic Health, Inc.	576,856	0.1
65,206	(2)	Geron Corp.	65,206	0.0
13,963	(2)	Glaukos Corp.	784,302	0.1
20,518	(2)	Global Blood Therapeutics, Inc.	842,264	0.1
29,614	(2)	Globus Medical, Inc.	1,281,694	0.2
14,882	(2)	GlycoMimetics, Inc.	140,933	0.0
3,379	(2)	Gritstone Oncology, Inc.	52,206	0.0
2,733	(2)	GTx, Inc.	2,132	0.0
5,759	(2)	Guardant Health, Inc.	216,481	0.0
21,151	(2)	Haemonetics Corp.	2,116,158	0.3
51,582	(2)	Halozyme Therapeutics, Inc.	754,645	0.1
14,990	(2)	Harvard Bioscience, Inc.	47,668	0.0
22,193	(2)	HealthEquity, Inc.	1,323,812	0.2
12,120		HealthStream, Inc.	292,698	0.0
6,498	(1),(2)	Helius Medical Technologies, Inc.	59,522	0.0
28,255	(2)	Heron Therapeutics, Inc.	732,935	0.1
2,918	(2)	Heska Corp.	251,240	0.0
34,652	(2)	HMS Holdings Corp.	974,761	0.1

See Accompanying Notes to Financial Statements

95

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

6,894	(1),(2)	Homology Medicines, Inc.	154,150	0.0
68,907	(2)	Horizon Pharma PLC	1,346,443	0.2
7,760	(1),(2)	Idera Pharmaceuticals, Inc.	21,495	0.0
13,415	(2)	Immune Design Corp.	17,439	0.0
59,748	(2)	Immunogen, Inc.	286,790	0.0
60,569	(1),(2)	Immunomedics, Inc.	864,320	0.1
7,474	(2)	Innovate Biopharmaceuticals, Inc.	17,265	0.0
29,206	(2)	Innoviva, Inc.	509,645	0.1
7,300	(2)	Inogen, Inc.	906,441	0.1
29,591	(1),(2)	Inovalon Holdings, Inc.	419,600	0.1
34,165	(2)	Inovio Pharmaceuticals, Inc.	136,660	0.0
32,425	(2)	Insmed, Inc.	425,416	0.1
4,875	(2)	Inspire Medical Systems, Inc.	205,969	0.0
12,036	(2)	Insys Therapeutics, Inc.	42,126	0.0
12,998	(2)	Integer Holdings Corp.	991,227	0.1
14,327	(2)	Intellia Therapeutics, Inc.	195,564	0.0
8,957	(1),(2)	Intercept Pharmaceuticals, Inc.	902,776	0.1
12,786	(2)	Intersect ENT, Inc.	360,309	0.1
19,478	(2)	Intra-Cellular Therapies, Inc.	221,854	0.0
29,639	(1),(2)	Intrexon Corp.	193,839	0.0
3,383	(2)	IntriCon Corp.	89,244	0.0
14,004		Invacare Corp.	60,217	0.0
27,406	(2)	Invitae Corp.	303,110	0.1
43,295	(2)	Iovance Biotherapeutics, Inc.	383,161	0.1
9,703	(2)	iRhythm Technologies, Inc.	674,164	0.1
58,012	(2)	Ironwood Pharmaceuticals, Inc.	601,004	0.1
5,996	(2)	Jounce Therapeutics, Inc.	20,207	0.0
36,998	(2)	Kadmon Holdings, Inc.	76,956	0.0
5,623	(2)	Kala Pharmaceuticals, Inc.	27,496	0.0
20,985	(1),(2)	Karyopharm Therapeutics, Inc.	196,629	0.0
2,220	(2)	Kezar Life Sciences, Inc.	52,392	0.0
12,745	(2)	Kindred Biosciences, Inc.	139,558	0.0
2,682	(2)	Kiniksa Pharmaceuticals Ltd	75,337	0.0
12,168	(1),(2)	Kura Oncology, Inc.	170,839	0.0
8,611	(1),(2)	La Jolla Pharmaceutical Co.	81,202	0.0
11,736	(1),(2)	Lannett Co., Inc.	58,211	0.0
15,897	(2)	Lantheus Holdings, Inc.	248,788	0.0
7,067		LeMaitre Vascular, Inc.	167,064	0.0
17,314	(1),(2)	Lexicon Pharmaceuticals, Inc.	114,965	0.0
12,124	(2)	LHC Group, Inc.	1,138,201	0.2
8,613	(2)	Ligand Pharmaceuticals, Inc.	1,168,784	0.2
2,452	(2)	Liquidia Technologies, Inc.	53,110	0.0
19,900	(2)	LivaNova PLC	1,820,253	0.2
5,600	(2)	LogicBio Therapeutics, Inc.	58,240	0.0
11,115	(2)	Loxo Oncology, Inc.	1,556,878	0.2
17,791		Luminex Corp.	411,150	0.1
17,124	(2)	MacroGenics, Inc.	217,475	0.0
2,864	(1),(2)	Madrigal Pharmaceuticals, Inc.	322,830	0.1
10,323	(2)	Magellan Health, Inc.	587,275	0.1
33,883	(2)	Mallinckrodt PLC - W/I	535,351	0.1
53,629	(2)	MannKind Corp.	56,847	0.0
13,747	(1),(2)	Marinus Pharmaceuticals, Inc.	39,454	0.0
28,750	(1),(2)	Medicines Co.	550,275	0.1
15,925	(2)	MediciNova, Inc.	130,107	0.0
23,485	(2)	Medidata Solutions, Inc.	1,583,359	0.2
8,764	(2)	Medpace Holdings, Inc.	463,879	0.1
9,953	(2)	Melinta Therapeutics, Inc.	7,890	0.0
19,226		Meridian Bioscience, Inc.	333,763	0.1
22,153	(2)	Merit Medical Systems, Inc.	1,236,359	0.2
5,666	(2)	Mersana Therapeutics, Inc.	23,117	0.0
13,586	(2)	Minerva Neurosciences, Inc.	91,570	0.0
10,551	(2)	Miragen Therapeutics, Inc.	31,970	0.0
8,441	(2)	Mirati Therapeutics, Inc.	358,067	0.1
32,544	(2)	Momenta Pharmaceuticals, Inc.	359,286	0.1
13,985	(2)	MyoKardia, Inc.	683,307	0.1
28,816	(2)	Myriad Genetics, Inc.	837,681	0.1
10,825	(2)	NanoString Technologies, Inc.	160,535	0.0
13,481	(2)	NantKwest, Inc.	15,638	0.0
14,358	(2)	Natera, Inc.	200,438	0.0
5,426		National Healthcare Corp.	425,670	0.1
4,718		National Research Corp.	179,945	0.0
13,349	(2)	Natus Medical, Inc.	454,266	0.1
20,779	(2)	Neogen Corp.	1,184,403	0.2
26,506	(2)	NeoGenomics, Inc.	334,241	0.1
14,965	(2)	Neos Therapeutics, Inc.	24,692	0.0
2,491	(2)	Neuronetics, Inc.	48,201	0.0
12,149	(2)	Nevro Corp.	472,475	0.1
12,626	(2)	NewLink Genetics Corp.	19,192	0.0
22,975	(2)	NextGen Healthcare, Inc.	348,071	0.1
164,100	(2)	Novavax, Inc.	301,944	0.1
30,367	(2)	Novocure Ltd.	1,016,687	0.1
21,272	(2)	NuVasive, Inc.	1,054,240	0.1
7,116	(2)	Nuvectra Corp.	116,275	0.0
26,933	(2)	NxStage Medical, Inc.	770,822	0.1
14,156	(2)	Ocular Therapeutix, Inc.	56,341	0.0
2,925	(1),(2)	Odonate Therapeutics, Inc.	41,184	0.0
19,685	(1),(2)	Omeros Corp.	219,291	0.0
15,656	(2)	Omnicell, Inc.	958,773	0.1
132,313	(2)	Opko Health, Inc.	398,262	0.1
8,144	(1),(2)	Optinose, Inc.	50,493	0.0
25,496	(2)	OraSure Technologies, Inc.	297,793	0.0
39,127	(1),(2)	Organovo Holdings, Inc.	37,448	0.0
7,616	(2)	Orthofix Medical, Inc.	399,764	0.1
2,823	(2)	OrthoPediatrics Corp.	98,466	0.0
7,825	(2)	Ovid therapeutics, Inc.	18,936	0.0
24,398		Owens & Minor, Inc.	154,439	0.0
10,572	(2)	Oxford Immunotec Global PLC	135,110	0.0
55,954	(1),(2)	Pacific Biosciences of California, Inc.	414,060	0.1
16,710	(2)	Pacira Pharmaceuticals, Inc.	718,864	0.1

See Accompanying Notes to Financial Statements

96

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

82,615	(2)	Palatin Technologies, Inc.	58,524	0.0
13,152	(1),(2)	Paratek Pharmaceuticals, Inc.	67,470	0.0
31,328		Patterson Cos., Inc.	615,908	0.1
64,117	(2)	PDL BioPharma, Inc.	185,939	0.0
6,218	(2)	PetIQ, Inc.	145,936	0.0
12,888	(2)	Pfenex, Inc.	41,113	0.0
8,804		Phibro Animal Health Corp.	283,137	0.0
22,142	(2)	Pieris Pharmaceuticals, Inc.	58,898	0.0
3,814	(1),(2)	PolarityTE, Inc.	51,451	0.0
26,812	(1),(2)	Portola Pharmaceuticals, Inc.	523,370	0.1
21,862	(2)	Prestige Consumer Healthcare, Inc.	675,099	0.1
2,478	(2)	Principia Biopharma, Inc.	67,872	0.0
36,480	(2)	Progenics Pharmaceuticals, Inc.	153,216	0.0
13,125	(2)	Proteostasis Therapeutics, Inc.	42,525	0.0
16,988	(1),(2)	Prothena Corp. PLC	174,976	0.0
5,077	(2)	Providence Service Corp.	304,722	0.1
18,698	(2)	PTC Therapeutics, Inc.	641,715	0.1
4,221	(1),(2)	Pulse Biosciences, Inc.	48,373	0.0
12,430	(2)	Puma Biotechnology, Inc.	252,950	0.0
3,159	(2)	Quanterix Corp.	57,841	0.0
13,880	(2)	Quidel Corp.	677,622	0.1
13,612	(2)	Quorum Health Corp.	39,339	0.0
43,949	(2)	R1 RCM, Inc.	349,395	0.1
6,241	(2)	Ra Pharmaceuticals, Inc.	113,586	0.0
17,361	(1),(2)	Radius Health, Inc.	286,283	0.0
17,340	(2)	RadNet, Inc.	176,348	0.0
7,721	(2)	Reata Pharmaceuticals, Inc.	433,148	0.1
7,582	(1),(2)	Recro Pharma, Inc.	53,832	0.0
13,148	(2)	REGENXBIO, Inc.	551,559	0.1
16,458	(2)	Repligen Corp.	867,995	0.1
3,623	(2)	Replimune Group, Inc.	36,230	0.0
4,210	(1),(2)	resTORbio, Inc.	36,290	0.0
17,116	(2)	Retrophin, Inc.	387,335	0.1
13,606	(2)	Revance Therapeutics, Inc.	273,889	0.0
6,382	(2)	Rhythm Pharmaceuticals, Inc.	171,548	0.0
68,668	(2)	Rigel Pharmaceuticals, Inc.	157,936	0.0
8,615	(1),(2)	Rocket Pharmaceuticals, Inc.	127,674	0.0
20,825	(2)	Rockwell Medical, Inc.	47,064	0.0
27,758	(2)	RTI Surgical, Inc.	102,705	0.0
5,376	(1),(2)	Rubius Therapeutics, Inc.	86,446	0.0
41,959	(2)	Sangamo Therapeutics, Inc.	481,689	0.1
10,875	(2)	Savara, Inc.	82,324	0.0
2,621	(1),(2)	Scholar Rock Holding Corp.	60,204	0.0
5,746	(2)	SeaSpine Holdings Corp.	104,807	0.0
46,100	(2)	Select Medical Holdings Corp.	707,635	0.1
8,170	(1),(2)	Selecta Biosciences, Inc.	21,732	0.0
34,608	(1),(2)	Senseonics Holdings, Inc.	89,635	0.0
10,115	(2)	Seres Therapeutics, Inc.	45,720	0.0
3,345	(2)	SI-BONE, Inc.	69,877	0.0
6,080	(1),(2)	Sienna Biopharmaceuticals, Inc.	14,106	0.0
9,461	(2)	Sientra, Inc.	120,249	0.0
22,040	(1),(2)	SIGA Technologies, Inc.	174,116	0.0
4,558		Simulations Plus, Inc.	90,704	0.0
5,080	(1),(2)	Solid Biosciences, Inc.	136,144	0.0
46,730	(1),(2)	Sorrento Therapeutics, Inc.	112,152	0.0
12,945	(1),(2)	Spark Therapeutics, Inc.	506,667	0.1
41,577	(2)	Spectrum Pharmaceuticals, Inc.	363,799	0.1
5,371	(2)	Spring Bank Pharmaceuticals, Inc.	55,805	0.0
18,467	(2)	Staar Surgical Co.	589,282	0.1
11,069	(2)	Stemline Therapeutics, Inc.	105,155	0.0
20,595	(2)	Supernus Pharmaceuticals, Inc.	684,166	0.1
7,405	(1),(2)	Surgery Partners, Inc.	72,495	0.0
5,815	(2)	SurModics, Inc.	274,817	0.0
7,330	(2)	Syndax Pharmaceuticals, Inc.	32,618	0.0
25,506	(2)	Syneos Health, Inc.	1,003,661	0.1
104,372	(2)	Synergy Pharmaceuticals, Inc.	11,888	0.0
7,207	(2)	Synlogic, Inc.	50,521	0.0
9,372	(2)	Syros Pharmaceuticals, Inc.	52,202	0.0
11,499	(2)	T2 Biosystems, Inc.	34,612	0.0
7,245	(2)	Tabula Rasa HealthCare, Inc.	461,941	0.1
7,271	(2)	Tactile Systems Technology, Inc.	331,194	0.1
21,024	(2)	Tandem Diabetes Care, Inc.	798,281	0.1
27,479	(2)	Teladoc Health, Inc.	1,362,134	0.2
17,484	(1),(2)	Teligent, Inc.	23,953	0.0
34,681	(2)	Tenet Healthcare Corp.	594,432	0.1
20,583	(2)	Tetraphase Pharmaceuticals, Inc.	23,259	0.0
26,519	(2)	TG Therapeutics, Inc.	108,728	0.0
74,137	(1),(2)	TherapeuticsMD, Inc.	282,462	0.0
18,517	(1),(2)	Theravance Biopharma, Inc.	473,850	0.1
16,612	(2)	Tivity Health, Inc.	412,144	0.1
8,527	(2)	Tocagen, Inc.	70,007	0.0
65,616	(1),(2)	TransEnterix, Inc.	148,292	0.0
6,145	(1),(2)	Translate Bio, Inc.	46,087	0.0
5,107	(1),(2)	Tricida, Inc.	120,423	0.0
9,412	(2)	Triple-S Management Corp.	163,675	0.0
2,863	(2)	Twist Bioscience Corp.	66,107	0.0
44,051	(2)	Tyme Technologies, Inc.	162,548	0.0
19,379	(2)	Ultragenyx Pharmaceutical, Inc.	842,599	0.1
10,237	(1),(2)	UNITY Biotechnology, Inc.	166,454	0.0
11,113	(2)	Unum Therapeutics, Inc.	48,897	0.0
5,449		US Physical Therapy, Inc.	557,705	0.1
1,363		Utah Medical Products, Inc.	113,238	0.0
21,654	(2)	Vanda Pharmaceuticals, Inc.	565,819	0.1
16,604	(2)	Varex Imaging Corp.	393,183	0.1
11,713	(2)	Veracyte, Inc.	147,350	0.0
28,537	(1),(2)	Verastem, Inc.	95,884	0.0

See Accompanying Notes to Financial Statements

97

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

18,317	(2)	Vericel Corp.	318,716	0.1
25,917	(1),(2)	ViewRay, Inc.	157,316	0.0
25,071	(1),(2)	Viking Therapeutics, Inc.	191,793	0.0
12,764	(2)	Vital Therapies, Inc.	2,378	0.0
12,907	(2)	Vocera Communications, Inc.	507,890	0.1
8,740	(2)	Voyager Therapeutics, Inc.	82,156	0.0
7,434	(1),(2)	WaVe Life Sciences Ltd.	312,525	0.1
50,854	(2)	Wright Medical Group NV	1,384,246	0.2
19,081	(2)	Xencor, Inc.	689,969	0.1
3,039	(2)	Xeris Pharmaceuticals, Inc.	51,663	0.0
3,651	(1),(2)	XOMA Corp.	46,185	0.0
2,725	(2)	Y-mAbs Therapeutics, Inc.	55,426	0.0
12,007	(2)	Zafgen, Inc.	59,435	0.0
55,621	(1),(2)	ZIOPHARM Oncology, Inc.	104,011	0.0
17,263	(2)	Zogenix, Inc.	629,409	0.1
			115,686,642	15.2

		Industrials: 14.5%
17,164		AAON, Inc.	601,770	0.1
13,554		AAR Corp.	506,106	0.1
26,613		ABM Industries, Inc.	854,543	0.1
25,362	(2)	Acacia Research Corp.	75,579	0.0
45,328		ACCO Brands Corp.	307,324	0.0
24,472		Actuant Corp.	513,667	0.1
28,551	(2)	Advanced Disposal Services, Inc.	683,511	0.1
15,429		Advanced Drainage Systems, Inc.	374,153	0.1
13,736	(2)	Aegion Corp.	224,172	0.0
29,493	(2)	Aerojet Rocketdyne Holdings, Inc.	1,039,038	0.1
8,656	(2)	Aerovironment, Inc.	588,175	0.1
24,853	(2)	Air Transport Services Group, Inc.	566,897	0.1
21,234		Aircastle Ltd.	366,074	0.1
4,100		Alamo Group, Inc.	317,012	0.0
12,285		Albany International Corp.	766,953	0.1
5,442		Allegiant Travel Co.	545,397	0.1
3,289		Allied Motion Technologies, Inc.	146,985	0.0
24,666		Altra Industrial Motion Corp.	620,350	0.1
9,087	(2)	Ameresco, Inc.	128,127	0.0
5,946	(2)	American Woodmark Corp.	331,073	0.1
11,765		Apogee Enterprises, Inc.	351,185	0.1
15,821		Applied Industrial Technologies, Inc.	853,385	0.1
10,977		ArcBest Corp.	376,072	0.1
6,598		Argan, Inc.	249,668	0.0
9,730	(2)	Armstrong Flooring, Inc.	115,203	0.0
20,608	(2)	ASGN, Inc.	1,123,136	0.2
9,460		Astec Industries, Inc.	285,597	0.0
9,587	(2)	Astronics Corp.	291,924	0.0
15,710	(2)	Atkore International Group, Inc.	311,686	0.0
9,702	(2)	Atlas Air Worldwide Holdings, Inc.	409,327	0.1
27,480	(2)	Avis Budget Group, Inc.	617,750	0.1
23,732	(2)	Axon Enterprise, Inc.	1,038,275	0.1
11,090		AZZ, Inc.	447,592	0.1
25,627	(1),(2)	Babcock & Wilcox Enterprises, Inc.	10,005	0.0
19,408		Barnes Group, Inc.	1,040,657	0.1
3,288		Barrett Business Services, Inc.	188,238	0.0
28,138	(2)	Beacon Roofing Supply, Inc.	892,537	0.1
3,232		BG Staffing, Inc.	66,741	0.0
5,633	(2)	Blue Bird Corp.	102,464	0.0
3,834	(1),(2)	BlueLinx Holdings, Inc.	94,738	0.0
28,656	(2)	BMC Stock Holdings, Inc.	443,595	0.1
19,161		Brady Corp.	832,737	0.1
17,791		Briggs & Stratton Corp.	232,706	0.0
11,926	(2)	BrightView Holdings, Inc.	121,765	0.0
20,288		Brink's Co.	1,311,619	0.2
46,443	(2)	Builders FirstSource, Inc.	506,693	0.1
8,923	(1)	Caesarstone Ltd.	121,174	0.0
7,469	(2)	CAI International, Inc.	173,505	0.0
17,279	(2)	Casella Waste Systems, Inc.	492,279	0.1
23,843	(2)	CBIZ, Inc.	469,707	0.1
15,660	(2)	Ceco Environmental Corp.	105,705	0.0
12,658	(2)	Chart Industries, Inc.	823,150	0.1
9,104	(2)	Cimpress NV	941,536	0.1
7,408		CIRCOR International, Inc.	157,790	0.0
10,092		Columbus McKinnon Corp.	304,173	0.0
15,532		Comfort Systems USA, Inc.	678,438	0.1
11,545	(2)	Commercial Vehicle Group, Inc.	65,807	0.0
15,900	(2)	Continental Building Products, Inc.	404,655	0.1
19,931		Costamare, Inc.	87,497	0.0
48,802		Covanta Holding Corp.	654,923	0.1
5,396	(2)	Covenant Transportation Group, Inc.	103,603	0.0
3,214		CRA International, Inc.	136,756	0.0
7,053	(2)	CSW Industrials, Inc.	341,013	0.1
10,601		Cubic Corp.	569,698	0.1
15,103	(1),(2)	Daseke, Inc.	55,579	0.0
18,555		Deluxe Corp.	713,254	0.1
6,335		DMC Global, Inc.	222,485	0.0
9,658		Douglas Dynamics, Inc.	346,626	0.1
4,314	(2)	Ducommun, Inc.	156,685	0.0
7,018	(2)	DXP Enterprises, Inc.	195,381	0.0
12,420	(2)	Dycom Industries, Inc.	671,177	0.1
19,844	(1),(2)	Eagle Bulk Shipping, Inc.	91,481	0.0
3,071		Eastern Co/The	74,257	0.0
12,326	(2)	Echo Global Logistics, Inc.	250,588	0.0
22,981		EMCOR Group, Inc.	1,371,736	0.2
8,658		Encore Wire Corp.	434,459	0.1
9,298	(1),(2)	Energous Corp.	53,835	0.0
15,355	(1),(2)	Energy Recovery, Inc.	103,339	0.0
16,826		EnerSys	1,305,866	0.2
8,896	(2)	Engility Holdings, Inc.	253,180	0.0
12,743		Ennis, Inc.	245,303	0.0
38,150	(1),(2)	Enphase Energy, Inc.	180,450	0.0
8,392		EnPro Industries, Inc.	504,359	0.1
10,979		ESCO Technologies, Inc.	724,065	0.1
38,497		Essendant, Inc.	484,292	0.1
10,607	(2)	Esterline Technologies Corp.	1,288,220	0.2
1,621	(1)	EVI Industries, Inc.	54,060	0.0

See Accompanying Notes to Financial Statements

98

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

30,730	(2)	Evoqua Water Technologies Corp.	295,008	0.0
21,383		Exponent, Inc.	1,084,332	0.1
24,732		Federal Signal Corp.	492,167	0.1
5,309		Forrester Research, Inc.	237,312	0.0
12,004		Forward Air Corp.	658,419	0.1
6,801	(2)	Foundation Building Materials, Inc.	56,516	0.0
4,124	(2)	Franklin Covey Co.	92,089	0.0
19,229		Franklin Electric Co., Inc.	824,540	0.1
5,479	(2)	Freightcar America, Inc.	36,655	0.0
15,624	(2)	FTI Consulting, Inc.	1,041,183	0.1
15,312		GATX Corp.	1,084,243	0.1
24,516	(2)	Generac Holdings, Inc.	1,218,445	0.2
13,258	(2)	Gibraltar Industries, Inc.	471,852	0.1
10,300		Global Brass & Copper Holdings, Inc.	259,045	0.0
13,760	(2)	GMS, Inc.	204,474	0.0
8,435		Gorman-Rupp Co.	273,378	0.0
3,826	(2)	GP Strategies Corp.	48,246	0.0
5,766		Graham Corp.	131,695	0.0
18,213		Granite Construction, Inc.	733,620	0.1
26,992	(2)	Great Lakes Dredge & Dock Corp.	178,687	0.0
12,608		Greenbrier Cos., Inc.	498,520	0.1
14,099		Griffon Corp.	147,335	0.0
13,796		H&E Equipment Services, Inc.	281,714	0.0
33,476	(2)	Harsco Corp.	664,833	0.1
20,576		Hawaiian Holdings, Inc.	543,412	0.1
20,115	(2)	HC2 Holdings, Inc.	53,104	0.0
29,896	(1)	Healthcare Services Group, Inc.	1,201,221	0.2
20,229		Heartland Express, Inc.	370,191	0.1
7,956		Heidrick & Struggles International, Inc.	248,148	0.0
10,558	(2)	Herc Holdings, Inc.	274,402	0.0
6,176	(2)	Heritage-Crystal Clean, Inc.	142,110	0.0
24,649		Herman Miller, Inc.	745,632	0.1
23,181	(2)	Hertz Global Holdings, Inc.	316,421	0.0
25,468		Hillenbrand, Inc.	966,001	0.1
18,176		HNI Corp.	643,976	0.1
13,350	(2)	HUB Group, Inc.	494,885	0.1
9,509	(2)	Huron Consulting Group, Inc.	487,907	0.1
971		Hyster-Yale Materials Handling, Inc. - A shares	60,163	0.0
3,750	(2)	Hyster-Yale Materials Handling, Inc. - B shares	232,350	0.0
7,765		ICF International, Inc.	503,017	0.1
21,206	(2)	Innerworkings, Inc.	79,310	0.0
15,471		Insperity, Inc.	1,444,373	0.2
7,826		Insteel Industries, Inc.	190,015	0.0
25,494		Interface, Inc.	363,290	0.1
28,429	(2)	JELD-WEN Holding, Inc.	403,976	0.1
12,890		John Bean Technologies Corp.	925,631	0.1
4,992		Kadant, Inc.	406,648	0.1
11,382		Kaman Corp.	638,416	0.1
56,593		KBR, Inc.	859,082	0.1
13,680		Kelly Services, Inc.	280,166	0.0
32,403		Kennametal, Inc.	1,078,372	0.1
21,335	(2)	Keyw Holding Corp.	142,731	0.0
10,248		Kforce, Inc.	316,868	0.0
18,131		Kimball International, Inc.	257,279	0.0
21,454		Knoll, Inc.	353,562	0.1
22,732		Korn/Ferry International	898,823	0.1
37,270	(2)	Kratos Defense & Security Solutions, Inc.	525,134	0.1
2,891	(2)	Lawson Products	91,356	0.0
3,868	(2)	LB Foster Co.	61,501	0.0
4,408		Lindsay Corp.	424,270	0.1
13,819		LSC Communications, Inc.	96,733	0.0
7,353	(2)	Lydall, Inc.	149,339	0.0
6,363	(2)	Manitex International, Inc.	36,142	0.0
15,089	(2)	Manitowoc Co., Inc./The	222,865	0.0
17,997		Marten Transport Ltd.	291,371	0.0
11,045	(2)	Masonite International Corp.	495,147	0.1
25,908	(2)	Mastec, Inc.	1,050,829	0.1
17,712		Matson, Inc.	567,138	0.1
13,308		Matthews International Corp.	540,571	0.1
23,551		Maxar Technologies Ltd.	281,670	0.0
10,295		McGrath Rentcorp	529,987	0.1
19,412	(2)	Mercury Systems, Inc.	917,994	0.1
33,873	(2)	Meritor, Inc.	572,792	0.1
28,310	(2)	Milacron Holdings Corp.	336,606	0.1
5,976		Miller Industries, Inc.	161,352	0.0
8,453	(2)	Mistras Group, Inc.	121,554	0.0
18,504		Mobile Mini, Inc.	587,502	0.1
12,878		Moog, Inc.	997,787	0.1
36,155	(2)	MRC Global, Inc.	442,176	0.1
13,680		MSA Safety, Inc.	1,289,614	0.2
23,927		Mueller Industries, Inc.	558,935	0.1
63,694		Mueller Water Products, Inc.	579,615	0.1
6,366		Multi-Color Corp.	223,383	0.0
6,929	(2)	MYR Group, Inc.	195,190	0.0
2,219		National Presto Industries, Inc.	259,446	0.0
18,354		Navigant Consulting, Inc.	441,414	0.1
20,562	(2)	Navistar International Corp.	533,584	0.1
18,564	(2)	NCI Building Systems, Inc.	134,589	0.0
15,624	(2)	Nexeo Solutions, Inc.	134,210	0.0
15,959		NN, Inc.	107,085	0.0
4,603	(2)	Northwest Pipe Co.	107,204	0.0
44,055	(2)	NOW, Inc.	512,800	0.1
3,955	(2)	NV5 Global, Inc.	239,475	0.0
1,401	(1)	Omega Flex, Inc.	75,752	0.0
14,328	(2)	Orion Group Holdings, Inc.	61,467	0.0
4,516		Park-Ohio Holdings Corp.	138,596	0.0
10,353	(2)	Patrick Industries, Inc.	306,552	0.0
21,981	(2)	PGT Innovations, Inc.	348,399	0.1
11,538	(2)	Pico Holdings, Inc.	105,457	0.0
74,576		Pitney Bowes, Inc.	440,744	0.1
95,031	(1),(2)	Plug Power, Inc.	117,838	0.0
4,078		Powell Industries, Inc.	101,991	0.0
1,207		Preformed Line Products Co.	65,480	0.0
17,435		Primoris Services Corp.	333,532	0.1
11,034	(2)	Proto Labs, Inc.	1,244,525	0.2
13,034		Quad/Graphics, Inc.	160,579	0.0
15,581		Quanex Building Products Corp.	211,746	0.0
18,540	(2)	Radiant Logistics, Inc.	78,795	0.0

See Accompanying Notes to Financial Statements

99

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

14,992		Raven Industries, Inc.	542,561	0.1
9,737	(2)	RBC Bearings, Inc.	1,276,521	0.2
14,341		Resources Connection, Inc.	203,642	0.0
11,586	(1)	REV Group, Inc.	87,011	0.0
42,582	(2)	Rexnord Corp.	977,257	0.1
27,891		RR Donnelley & Sons Co.	110,448	0.0
14,288		Rush Enterprises, Inc. - Class A	492,650	0.1
20,992	(2)	Safe Bulkers, Inc.	37,366	0.0
10,851	(2)	Saia, Inc.	605,703	0.1
25,660		Scorpio Bulkers, Inc.	141,900	0.0
16,634		Simpson Manufacturing Co., Inc.	900,398	0.1
16,579	(2)	SiteOne Landscape Supply, Inc.	916,321	0.1
21,220		Skywest, Inc.	943,653	0.1
8,882	(2)	SP Plus Corp.	262,374	0.0
14,614		Spartan Motors, Inc.	105,659	0.0
3,541	(2)	Sparton Corp.	64,411	0.0
28,302	(2)	Spirit Airlines, Inc.	1,639,252	0.2
18,065	(2)	SPX Corp.	506,001	0.1
17,151	(2)	SPX FLOW, Inc.	521,733	0.1
5,534		Standex International Corp.	371,774	0.1
35,037		Steelcase, Inc.	519,599	0.1
11,002	(2)	Sterling Construction Co., Inc.	119,812	0.0
11,633		Sun Hydraulics Corp.	386,099	0.1
40,263	(2)	Sunrun, Inc.	438,464	0.1
12,875	(1),(2)	Team, Inc.	188,619	0.0
7,579		Tennant Co.	394,942	0.1
22,715		Tetra Tech, Inc.	1,175,956	0.2
12,101	(2)	Textainer Group Holdings Ltd.	120,526	0.0
15,310	(2)	Thermon Group Holdings, Inc.	310,487	0.0
20,279		Titan International, Inc.	94,500	0.0
7,764	(2)	Titan Machinery, Inc.	102,097	0.0
6,568	(2)	TPI Composites, Inc.	161,441	0.0
24,022	(2)	Trex Co., Inc.	1,425,946	0.2
19,501	(2)	Trimas Corp.	532,182	0.1
17,938	(2)	TriNet Group, Inc.	752,499	0.1
21,566		Triton International Ltd./Bermuda	670,056	0.1
20,478		Triumph Group, Inc.	235,497	0.0
17,256	(2)	TrueBlue, Inc.	383,946	0.1
16,511	(2)	Tutor Perini Corp.	263,681	0.0
3,559	(2)	Twin Disc, Inc.	52,495	0.0
6,227		Unifirst Corp.	890,897	0.1
24,599		Universal Forest Products, Inc.	638,590	0.1
3,425		Universal Logistics Holdings, Inc.	61,958	0.0
4,734	(2)	Upwork, Inc.	85,733	0.0
9,465		US Ecology, Inc.	596,106	0.1
7,753	(2)	US Xpress Enterprises, Inc.	43,494	0.0
3,407	(2)	USA Truck, Inc.	51,003	0.0
5,036	(2)	Vectrus, Inc.	108,677	0.0
4,821	(2)	Veritiv Corp.	120,380	0.0
9,358		Viad Corp.	468,742	0.1
7,296	(2)	Vicor Corp.	275,716	0.0
13,459	(1),(2)	Vivint Solar, Inc.	51,279	0.0
4,277		VSE Corp.	127,925	0.0
23,918		Wabash National Corp.	312,847	0.0
16,549	(2)	WageWorks, Inc.	449,471	0.1
10,797		Watts Water Technologies, Inc.	696,730	0.1
19,066		Werner Enterprises, Inc.	563,210	0.1
24,252	(2)	Wesco Aircraft Holdings, Inc.	191,591	0.0
3,734	(2)	Willdan Group, Inc.	130,615	0.0
21,531		Woodward, Inc.	1,599,538	0.2
13,882	(2)	YRC Worldwide, Inc.	43,728	0.0
			110,373,599	14.5

		Information Technology: 14.4%
44,842	(1),(2)	3D Systems Corp.	456,043	0.1
37,763	(2)	8x8, Inc.	681,245	0.1
22,826	(1),(2)	A10 Networks, Inc.	142,434	0.0
11,220	(2)	Acacia Communications, Inc.	426,360	0.1
47,837	(2)	ACI Worldwide, Inc.	1,323,650	0.2
7,994	(1),(2)	Adesto Technologies Corp.	35,174	0.0
21,080		Adtran, Inc.	226,399	0.0
15,819	(2)	Advanced Energy Industries, Inc.	679,110	0.1
14,082	(2)	Aerohive Networks, Inc.	45,907	0.0
10,865	(2)	Agilysys, Inc.	155,804	0.0
12,730	(2)	Alarm.com Holdings, Inc.	660,305	0.1
10,598	(2)	Alpha & Omega Co.	107,994	0.0
11,282	(2)	Altair Engineering, Inc.	311,158	0.0
12,048	(2)	Alteryx, Inc.	716,495	0.1
13,234	(1),(2)	Ambarella, Inc.	462,925	0.1
9,970	(2)	Amber Road, Inc.	82,053	0.0
16,567		American Software, Inc.	173,125	0.0
41,513	(2)	Amkor Technology, Inc.	272,325	0.0
7,152	(2)	Anaplan, Inc.	189,814	0.0
12,218	(2)	Anixter International, Inc.	663,560	0.1
6,558	(2)	Appfolio, Inc.	388,365	0.1
7,684	(1),(2)	Applied Optoelectronics, Inc.	118,564	0.0
14,111	(2)	Apptio, Inc.	535,654	0.1
9,021	(2)	Aquantia Corp.	79,114	0.0
5,101	(1),(2)	Arlo Technologies, Inc.	50,908	0.0
4,210	(2)	Asure Software, Inc.	21,387	0.0
3,716	(1),(2)	Avalara, Inc.	115,753	0.0
42,482	(2)	Avaya Holdings Corp.	618,538	0.1
13,720	(2)	Avid Technology, Inc.	65,170	0.0
18,967		AVX Corp.	289,247	0.0
14,308	(2)	Axcelis Technologies, Inc.	254,682	0.0
15,801	(1),(2)	AXT, Inc.	68,734	0.0
11,818		Badger Meter, Inc.	581,564	0.1
3,625		Bel Fuse, Inc.	66,772	0.0
16,413		Belden, Inc.	685,571	0.1
19,765		Benchmark Electronics, Inc.	418,623	0.1
9,151	(1),(2)	Benefitfocus, Inc.	418,384	0.1
19,811		Blackbaud, Inc.	1,246,112	0.2
15,832	(2)	Blackline, Inc.	648,320	0.1
17,020	(2)	Bottomline Technologies de, Inc.	816,960	0.1
50,542	(2)	Box, Inc.	853,149	0.1
16,510	(2)	Brightcove, Inc.	116,230	0.0
28,556		Brooks Automation, Inc.	747,596	0.1
11,246		Cabot Microelectronics Corp.	1,072,306	0.1
10,020	(2)	CACI International, Inc.	1,443,181	0.2
15,891	(2)	CalAmp Corp.	206,742	0.0
21,025	(2)	Calix, Inc.	204,994	0.0

See Accompanying Notes to Financial Statements

100

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

15,236	(1),(2)	Carbon Black, Inc.	204,467	0.0
12,895	(2)	Carbonite, Inc.	325,728	0.0
16,959	(2)	Cardtronics plc	440,934	0.1
11,053	(2)	Casa Systems, Inc.	145,126	0.0
7,254		Cass Information Systems, Inc.	383,882	0.1
10,065	(2)	Ceva, Inc.	222,336	0.0
11,742	(2)	ChannelAdvisor Corp.	133,272	0.0
58,620	(2)	Ciena Corp.	1,987,804	0.3
24,797	(2)	Cirrus Logic, Inc.	822,764	0.1
26,567	(2)	Cision Ltd.	310,834	0.0
6,231	(2)	Clearfield, Inc.	61,812	0.0
43,807	(2)	Cloudera, Inc.	484,505	0.1
17,758		Cohu, Inc.	285,371	0.0
16,339	(2)	Commvault Systems, Inc.	965,472	0.1
10,447		Comtech Telecommunications Corp.	254,280	0.0
11,569	(2)	Control4 Corp.	203,614	0.0
11,709		ConvergeOne Holdings, Inc.	144,957	0.0
21,938	(2)	Cornerstone OnDemand, Inc.	1,106,333	0.1
22,560	(2)	Coupa Software, Inc.	1,418,122	0.2
17,004	(2)	Cray, Inc.	367,116	0.1
41,129	(2)	Cree, Inc.	1,759,293	0.2
14,492		CSG Systems International, Inc.	460,411	0.1
14,733		CTS Corp.	381,437	0.1
17,388		Daktronics, Inc.	128,671	0.0
30,687	(1)	Diebold Nixdorf, Inc.	76,411	0.0
14,136	(2)	Digi International, Inc.	142,632	0.0
4,637	(1),(2)	Digimarc Corp.	67,236	0.0
16,620	(2)	Diodes, Inc.	536,161	0.1
3,609	(1),(2)	Domo, Inc.	70,845	0.0
5,785	(1),(2)	Eastman Kodak Co.	14,752	0.0
10,202		Ebix, Inc.	434,197	0.1
6,586	(2)	eGain Corp.	43,270	0.0
13,522	(2)	Electro Scientific Industries, Inc.	405,119	0.1
18,453	(2)	Electronics for Imaging, Inc.	457,634	0.1
14,274	(1),(2)	Ellie Mae, Inc.	896,835	0.1
30,638	(2)	Endurance International Group Holdings, Inc.	203,743	0.0
56,871		Entegris, Inc.	1,586,417	0.2
18,298	(2)	Envestnet, Inc.	900,079	0.1
5,608	(2)	ePlus, Inc.	399,121	0.1
11,141	(2)	Everbridge, Inc.	632,363	0.1
29,006	(2)	Everi Holdings, Inc.	149,381	0.0
25,387		EVERTEC, Inc.	728,607	0.1
9,457	(2)	Evo Payments, Inc.	233,304	0.0
19,077	(2)	Exela Technologies, Inc.	74,210	0.0
13,776	(2)	ExlService Holdings, Inc.	724,893	0.1
49,354	(2)	Extreme Networks, Inc.	301,059	0.0
14,819	(2)	Fabrinet	760,363	0.1
7,236	(2)	Faro Technologies, Inc.	294,071	0.0
48,331	(2)	Finisar Corp.	1,043,950	0.1
86,291	(1),(2)	Fitbit, Inc.	428,866	0.1
23,590	(2)	Five9, Inc.	1,031,355	0.1
12,069	(2)	ForeScout Technologies, Inc.	313,673	0.0
31,752	(2)	Formfactor, Inc.	447,386	0.1
17,451	(1),(2)	GTT Communications, Inc.	412,891	0.1
11,281		Hackett Group, Inc.	180,609	0.0
34,597	(2)	Harmonic, Inc.	163,298	0.0
29,442	(2)	Hortonworks, Inc.	424,554	0.1
15,245	(2)	HubSpot, Inc.	1,916,754	0.3
2,191	(2)	I3 Verticals, Inc.	52,803	0.0
9,981	(1),(2)	Ichor Holdings Ltd.	162,690	0.0
25,670	(2)	II-VI, Inc.	833,248	0.1
12,287	(2)	Immersion Corp.	110,092	0.0
14,764	(2)	Imperva, Inc.	822,207	0.1
6,769	(2)	Impinj, Inc.	98,489	0.0
65,027	(2)	Infinera Corp.	259,458	0.0
18,193	(1),(2)	Inphi Corp.	584,905	0.1
14,633	(2)	Insight Enterprises, Inc.	596,295	0.1
13,445	(2)	Instructure, Inc.	504,322	0.1
53,376	(2)	Integrated Device Technology, Inc.	2,585,000	0.3
14,157		InterDigital, Inc.	940,450	0.1
9,079	(1),(2)	Internap Corp.	37,678	0.0
13,155	(2)	Iteris, Inc.	49,068	0.0
14,050	(2)	Itron, Inc.	664,424	0.1
19,070		j2 Global, Inc.	1,323,077	0.2
23,235		Kemet Corp.	407,542	0.1
13,887	(2)	Kimball Electronics, Inc.	215,110	0.0
36,235	(2)	Knowles Corp.	482,288	0.1
25,605	(1),(2)	Kopin Corp.	25,579	0.0
50,553	(2)	Lattice Semiconductor Corp.	349,827	0.1
47,045	(2)	Limelight Networks, Inc.	110,085	0.0
23,866	(2)	LivePerson, Inc.	450,113	0.1
32,089	(1),(2)	LiveRamp Holdings, Inc.	1,239,598	0.2
30,589	(2)	Lumentum Holdings, Inc.	1,285,044	0.2
19,391	(2)	MACOM Technology Solutions Holdings, Inc.	281,363	0.0
11,332		Mantech International Corp.	592,607	0.1
26,275		Maximus, Inc.	1,710,240	0.2
26,874	(2)	MaxLinear, Inc.	472,982	0.1
17,401	(1),(2)	Maxwell Technologies, Inc.	36,020	0.0
1,481		Mesa Laboratories, Inc.	308,626	0.0
15,246		Methode Electronics, Inc.	355,079	0.1
3,876	(2)	MicroStrategy, Inc.	495,159	0.1
18,308	(2)	Mindbody, Inc.	666,411	0.1
14,650	(2)	Mitek Systems, Inc.	158,366	0.0
32,782	(2)	MobileIron, Inc.	150,469	0.0
11,656	(2)	Model N, Inc.	154,209	0.0
12,469	(2)	MoneyGram International, Inc.	24,938	0.0
18,610		Monotype Imaging Holdings, Inc.	288,827	0.0
7,828		MTS Systems Corp.	314,138	0.0
10,484	(2)	Nanometrics, Inc.	286,528	0.0
5,132	(2)	Napco Security Technologies, Inc.	80,829	0.0
15,013	(2)	NeoPhotonics Corp.	97,284	0.0
12,882	(2)	Netgear, Inc.	670,250	0.1
31,891	(2)	Netscout Systems, Inc.	753,584	0.1
18,577	(2)	New Relic, Inc.	1,504,180	0.2
27,727		NIC, Inc.	346,033	0.0
9,039	(2)	nLight, Inc.	160,713	0.0
13,399	(2)	Novanta, Inc.	844,137	0.1
2,357		NVE Corp.	206,332	0.0
14,119	(2)	OneSpan, Inc.	182,841	0.0
7,208	(2)	OSI Systems, Inc.	528,346	0.1
4,630	(2)	PAR Technology Corp.	100,702	0.0
10,432		Park Electrochemical Corp.	188,506	0.0
11,901	(2)	Paylocity Holding Corp.	716,559	0.1
5,593		PC Connection, Inc.	166,280	0.0

See Accompanying Notes to Financial Statements

101

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

11,682	(1),(2)	PDF Solutions, Inc.	98,479	0.0
15,939	(2)	Perficient, Inc.	354,802	0.1
58,063		Perspecta, Inc.	999,845	0.1
29,138	(2)	Photronics, Inc.	282,056	0.0
13,856		Plantronics, Inc.	458,634	0.1
12,929	(2)	Plexus Corp.	660,413	0.1
11,728		Power Integrations, Inc.	715,173	0.1
14,635		Presidio, Inc.	190,987	0.0
18,932		Progress Software Corp.	671,897	0.1
12,642	(2)	PROS Holdings, Inc.	396,959	0.1
14,841	(2)	Q2 Holdings, Inc.	735,372	0.1
4,867		QAD, Inc.	191,419	0.0
13,890	(2)	Qualys, Inc.	1,038,139	0.1
14,143	(2)	Quantenna Communications, Inc.	202,952	0.0
46,174	(2)	Rambus, Inc.	354,155	0.1
14,690	(2)	Rapid7, Inc.	457,740	0.1
22,465	(2)	Ribbon Communications, Inc.	108,281	0.0
7,410	(2)	Rogers Corp.	734,035	0.1
14,489	(2)	Rudolph Technologies, Inc.	296,590	0.0
28,502	(2)	SailPoint Technologies Holding, Inc.	669,512	0.1
27,828	(2)	Sanmina Corp.	669,542	0.1
10,938	(2)	Scansource, Inc.	376,048	0.1
17,625		Science Applications International Corp.	1,122,712	0.2
3,867	(1),(2)	SecureWorks Corp.	65,314	0.0
26,658	(2)	Semtech Corp.	1,222,802	0.2
12,151	(2)	SendGrid, Inc.	524,559	0.1
36,641	(2)	ServiceSource International, Inc.	39,572	0.0
3,035	(2)	ShotSpotter, Inc.	94,631	0.0
17,045	(2)	Silicon Laboratories, Inc.	1,343,316	0.2
4,547	(1),(2)	SMART Global Holdings, Inc.	135,046	0.0
7,111	(2)	SPS Commerce, Inc.	585,804	0.1
21,626	(2)	Stratasys Ltd.	389,484	0.1
27,532	(1),(2)	SunPower Corp.	136,834	0.0
7,015	(1),(2)	SVMK, Inc.	86,074	0.0
18,234	(2)	Sykes Enterprises, Inc.	450,927	0.1
14,212	(2)	Synaptics, Inc.	528,829	0.1
16,677		SYNNEX Corp.	1,348,169	0.2
5,559		Systemax, Inc.	132,805	0.0
15,198	(2)	Tech Data Corp.	1,243,348	0.2
17,923	(2)	Telaria, Inc.	48,930	0.0
13,648	(2)	TeleNav, Inc.	55,411	0.0
5,633	(2)	Tenable Holdings, Inc.	124,996	0.0
50,366		TiVo Corp.	473,944	0.1
13,772	(2)	Trade Desk, Inc./The	1,598,378	0.2
51,549		Travelport Worldwide Ltd.	805,195	0.1
6,612		TTEC Holdings, Inc.	188,905	0.0
39,315	(2)	TTM Technologies, Inc.	382,535	0.1
4,110	(1),(2)	Tucows, Inc.	246,847	0.0
15,689	(2)	Ultra Clean Holdings, Inc.	132,886	0.0
22,313	(2)	Unisys Corp.	259,500	0.0
6,697	(2)	Upland Software, Inc.	182,024	0.0
21,983	(2)	USA Technologies, Inc.	85,514	0.0
11,310	(2)	Varonis Systems, Inc.	598,299	0.1
19,321	(2)	Veeco Instruments, Inc.	143,169	0.0
26,019	(2)	Verint Systems, Inc.	1,100,864	0.1
3,223	(1),(2)	Veritone, Inc.	12,247	0.0
22,396	(1),(2)	Viasat, Inc.	1,320,244	0.2
93,508	(2)	Viavi Solutions, Inc.	939,755	0.1
23,678	(1),(2)	VirnetX Holding Corp.	56,827	0.0
12,086	(2)	Virtusa Corp.	514,743	0.1
53,800		Vishay Intertechnology, Inc.	968,938	0.1
4,952	(2)	Vishay Precision Group, Inc.	149,699	0.0
12,213	(2)	Workiva, Inc.	438,325	0.1
20,762		Xperi Corp.	381,813	0.1
33,716	(2)	Yext, Inc.	500,683	0.1
26,619	(2)	Zix Corp.	152,527	0.0
25,111	(1),(2)	Zscaler, Inc.	984,602	0.1
			109,432,066	14.4

		Materials: 3.6%
9,298		Advanced Emissions Solutions, Inc.	98,094	0.0
13,324	(2)	AdvanSix, Inc.	324,306	0.1
10,142	(1),(2)	AgroFresh Solutions, Inc.	38,438	0.0
133,515	(1),(2)	AK Steel Holding Corp.	300,409	0.0
50,939	(2)	Allegheny Technologies, Inc.	1,108,942	0.2
12,456		American Vanguard Corp.	189,207	0.0
12,469	(1),(2)	Amyris, Inc.	41,646	0.0
13,331		Balchem Corp.	1,044,484	0.1
16,376		Boise Cascade Co.	390,568	0.1
19,096		Carpenter Technology Corp.	680,008	0.1
21,946	(2)	Century Aluminum Co.	160,425	0.0
3,428		Chase Corp.	342,971	0.1
6,909	(2)	Clearwater Paper Corp.	168,372	0.0
122,633	(1),(2)	Cleveland-Cliffs, Inc.	943,048	0.1
77,863	(1),(2)	Coeur Mining, Inc.	348,048	0.1
47,349		Commercial Metals Co.	758,531	0.1
13,922	(1)	Compass Minerals International, Inc.	580,408	0.1
35,974	(2)	Ferro Corp.	564,072	0.1
30,512	(2),(3),(4)	Ferroglobe PLC	–	–
22,128	(2)	Flotek Industries, Inc.	24,119	0.0
8,164	(1),(2)	Forterra, Inc.	30,697	0.0
10,683		FutureFuel Corp.	169,432	0.0
29,500	(2)	GCP Applied Technologies, Inc.	724,225	0.1
24,632		Gold Resource Corp.	98,528	0.0
10,311		Greif, Inc. - Class A	382,641	0.1
2,764		Greif, Inc. - Class B	122,722	0.0
4,717		Hawkins, Inc.	193,161	0.0
5,425		Haynes International, Inc.	143,220	0.0
20,358		HB Fuller Co.	868,676	0.1
191,803		Hecla Mining Co.	452,655	0.1
17,474	(2)	Ingevity Corp.	1,462,399	0.2
8,542		Innophos Holdings, Inc.	209,535	0.0
10,361		Innospec, Inc.	639,895	0.1
38,191	(2)	Intrepid Potash, Inc.	99,297	0.0
6,752		Kaiser Aluminum Corp.	602,886	0.1
9,204	(2)	Koppers Holdings, Inc.	156,836	0.0
13,183	(2)	Kraton Corp.	287,917	0.0
10,603		Kronos Worldwide, Inc.	122,147	0.0
57,377		Louisiana-Pacific Corp.	1,274,917	0.2
7,981	(1),(2)	LSB Industries, Inc.	44,055	0.0
32,897	(1),(2)	Marrone Bio Innovations, Inc.	48,359	0.0
8,715		Materion Corp.	392,088	0.1
14,273		Minerals Technologies, Inc.	732,776	0.1
15,578		Myers Industries, Inc.	235,384	0.0
7,080		Neenah, Inc.	417,154	0.1

See Accompanying Notes to Financial Statements

102

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

4,183		Olympic Steel, Inc.	59,691	0.0
21,411	(2)	Omnova Solutions, Inc.	156,943	0.0
18,640		PH Glatfelter Co.	181,926	0.0
31,870		PolyOne Corp.	911,482	0.1
14,450	(2)	PQ Group Holdings, Inc.	214,004	0.0
5,500		Quaker Chemical Corp.	977,405	0.1
21,739		Rayonier Advanced Materials, Inc.	231,520	0.0
7,499	(2)	Ryerson Holding Corp.	47,544	0.0
11,361		Schnitzer Steel Industries, Inc.	244,829	0.0
13,172		Schweitzer-Mauduit International, Inc.	329,959	0.1
16,914		Sensient Technologies Corp.	944,647	0.1
8,340		Stepan Co.	617,160	0.1
47,514	(1),(2)	Summit Materials, Inc.	589,174	0.1
29,335	(2)	SunCoke Energy, Inc.	250,814	0.0
127,118	(2)	Tahoe Resources, Inc.	463,981	0.1
16,742	(2)	TimkenSteel Corp.	146,325	0.0
7,099	(2)	Trecora Resources	55,372	0.0
11,114		Tredegar Corp.	176,268	0.0
17,424	(1)	Trinseo SA	797,671	0.1
40,017		Tronox Ltd. - CL A	311,332	0.0
3,159	(2)	Universal Stainless & Alloy Products, Inc.	51,207	0.0
7,465	(1),(2)	US Concrete, Inc.	263,365	0.0
10,533		Valhi, Inc.	20,329	0.0
14,584	(2)	Verso Corp.	326,682	0.1
18,310		Warrior Met Coal, Inc.	441,454	0.1
17,383		Worthington Industries, Inc.	605,624	0.1
			27,434,406	3.6

		Real Estate: 7.1%
34,047		Acadia Realty Trust	808,957	0.1
12,625		Agree Realty Corp.	746,390	0.1
28,481	(2)	Alexander & Baldwin, Inc.	523,481	0.1
1,058		Alexander's, Inc.	322,415	0.1
4,286	(1),(2)	Altisource Portfolio Solutions SA	96,392	0.0
17,690		American Assets Trust, Inc.	710,607	0.1
36,832		Americold Realty Trust	940,689	0.1
20,435		Armada Hoffler Properties, Inc.	287,316	0.0
36,214		Ashford Hospitality Trust, Inc.	144,856	0.0
9,480		Bluerock Residential Growth REIT, Inc.	85,510	0.0
15,429		Braemar Hotels & Resorts, Inc.	137,781	0.0
33,325		CareTrust REIT, Inc.	615,179	0.1
20,125		CatchMark Timber Trust, Inc.	142,888	0.0
71,505	(1)	CBL & Associates Properties, Inc.	137,290	0.0
46,690		Cedar Realty Trust, Inc.	146,607	0.0
19,823		Chatham Lodging Trust	350,471	0.1
25,309		Chesapeake Lodging Trust	616,274	0.1
17,921		City Office REIT, Inc.	183,690	0.0
5,113		Clipper Realty, Inc.	66,827	0.0
9,333		Community Healthcare Trust, Inc.	269,070	0.0
2,687		Consolidated-Tomoka Land Co.	141,068	0.0
47,822		CoreCivic, Inc.	852,666	0.1
6,423	(1)	CorEnergy Infrastructure Trust, Inc.	212,473	0.0
19,088		CorePoint Lodging, Inc.	233,828	0.0
169,406		Cousins Properties, Inc.	1,338,307	0.2
17,902	(2)	Cushman & Wakefield PLC	259,042	0.0
81,598		DiamondRock Hospitality Co.	740,910	0.1
20,894		Easterly Government Properties, Inc.	327,618	0.1
13,932		EastGroup Properties, Inc.	1,277,982	0.2
19,227		Essential Properties Realty Trust, Inc.	266,102	0.0
12,170	(1)	Farmland Partners, Inc.	55,252	0.0
48,166		First Industrial Realty Trust, Inc.	1,390,071	0.2
4,601	(2)	Forestar Group, Inc.	63,724	0.0
29,432		Four Corners Property Trust, Inc.	771,118	0.1
47,331		Franklin Street Properties Corp.	294,872	0.0
22,761		Front Yard Residential Corp.	198,704	0.0
3,091	(2)	FRP Holdings, Inc.	142,217	0.0
49,700		Geo Group, Inc./The	979,090	0.1
15,652		Getty Realty Corp.	460,325	0.1
15,223		Gladstone Commercial Corp.	272,796	0.0
30,135		Global Net Lease, Inc.	530,979	0.1
41,841		Government Properties Income Trust	287,448	0.0
22,754		Hannon Armstrong Sustainable Infrastructure Capital, Inc.	433,464	0.1
49,837		Healthcare Realty Trust, Inc.	1,417,364	0.2
17,395		Hersha Hospitality Trust	305,108	0.0
15,646		HFF, Inc.	518,821	0.1
36,095		Independence Realty Trust, Inc.	331,352	0.1
25,414	(1)	Industrial Logistics Properties Trust	499,899	0.1
19,221	(2)	InfraREIT, Inc.	404,025	0.1
3,680		Innovative Industrial Properties, Inc.	167,035	0.0
6,134		Investors Real Estate Trust	300,990	0.0
31,268		iStar, Inc.	286,728	0.0
9,107		Jernigan Capital, Inc.	180,501	0.0
52,235		Kennedy-Wilson Holdings, Inc.	949,110	0.1
36,153		Kite Realty Group Trust	509,396	0.1
91,841		Lexington Realty Trust	754,015	0.1
16,743		LTC Properties, Inc.	697,848	0.1
36,727		Mack-Cali Realty Corp.	719,482	0.1
8,234	(2)	Marcus & Millichap, Inc.	282,673	0.0
33,557		Monmouth Real Estate Investment Corp.	416,107	0.1
16,298		National Health Investors, Inc.	1,231,151	0.2
21,895		National Storage Affiliates Trust	579,342	0.1

See Accompanying Notes to Financial Statements

103

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

33,684		New Senior Investment Group, Inc.	138,778	0.0
62,190		Newmark Group, Inc.	498,764	0.1
8,785		NexPoint Residential Trust, Inc.	307,914	0.1
20,073		NorthStar Realty Europe Corp.	291,861	0.0
10,366		One Liberty Properties, Inc.	251,065	0.0
54,552		Pebblebrook Hotel Trust	1,544,380	0.2
29,832	(1)	Pennsylvania Real Estate Investment Trust	177,202	0.0
73,819		Physicians Realty Trust	1,183,319	0.2
43,985		Piedmont Office Realty Trust, Inc.	749,504	0.1
27,399		PotlatchDeltic Corp.	866,904	0.1
17,341		Preferred Apartment Communities, Inc.	243,814	0.0
7,972		PS Business Parks, Inc.	1,044,332	0.1
21,383		QTS Realty Trust, Inc.	792,240	0.1
7,847		RE/MAX Holdings, Inc.	241,295	0.0
32,186	(1),(2)	Redfin Corp.	463,478	0.1
45,126		Retail Opportunity Investments Corp.	716,601	0.1
34,623		Rexford Industrial Realty, Inc.	1,020,340	0.1
70,673		RLJ Lodging Trust	1,159,037	0.2
3,432		RMR Group, Inc.	182,171	0.0
33,917		RPT Realty	405,308	0.1
18,373		Ryman Hospitality Properties	1,225,295	0.2
72,828		Sabra Healthcare REIT, Inc.	1,200,205	0.2
4,727		Saul Centers, Inc.	223,209	0.0
35,578		Select Income REIT	261,854	0.0
13,033	(1)	Seritage Growth Properties	421,357	0.1
20,908		Spirit MTA REIT	149,074	0.0
17,730	(1),(2)	St. Joe Co.	233,504	0.0
39,792		STAG Industrial, Inc.	990,025	0.1
2,652	(2)	Stratus Properties, Inc.	63,595	0.0
43,851		Summit Hotel Properties, Inc.	426,670	0.1
93,058		Sunstone Hotel Investors, Inc.	1,210,685	0.2
33,830		Tanger Factory Outlet Centers, Inc.	684,043	0.1
9,802	(2)	Tejon Ranch Co.	162,517	0.0
23,206		Terreno Realty Corp.	816,155	0.1
22,062		Tier REIT, Inc.	455,139	0.1
10,870	(2)	Trinity Place Holdings, Inc.	47,176	0.0
17,252		UMH Properties, Inc.	204,264	0.0
6,086		Universal Health Realty Income Trust	373,498	0.1
43,594		Urban Edge Properties	724,532	0.1
15,705		Urstadt Biddle Properties, Inc.	301,850	0.0
77,539		Washington Prime Group, Inc.	376,840	0.1
32,265		Washington Real Estate Investment Trust	742,095	0.1
20,482		Whitestone REIT	251,109	0.0
16,701	(2)	Willscot Corp.	157,323	0.0
45,271		Xenia Hotels & Resorts, Inc.	778,661	0.1
			54,172,675	7.1

		Utilities: 3.7%
20,738		Allete, Inc.	1,580,650	0.2
15,035		American States Water Co.	1,007,946	0.1
5,585	(2)	AquaVenture Holdings Ltd.	105,501	0.0
3,233		Artesian Resources Corp.	112,735	0.0
65,167	(2)	Atlantic Power Corp.	141,412	0.0
26,751		Avista Corp.	1,136,383	0.2
21,747		Black Hills Corp.	1,365,277	0.2
9,351	(1),(2)	Cadiz, Inc.	96,315	0.0
20,130		California Water Service Group	959,396	0.1
7,259		Chesapeake Utilities Corp.	590,157	0.1
19,254		Clearway Energy, Inc.-Class A	325,778	0.0
24,860		Clearway Energy, Inc.-Class C	428,835	0.1
5,618		Connecticut Water Service, Inc.	375,676	0.1
17,280		El Paso Electric Co.	866,246	0.1
20,164		Idacorp, Inc.	1,876,462	0.2
15,680		MGE Energy, Inc.	940,173	0.1
7,513		Middlesex Water Co.	400,819	0.1
35,641		New Jersey Resources Corp.	1,627,724	0.2
12,041		Northwest Natural Holding Co.	727,999	0.1
19,946		NorthWestern Corp.	1,185,590	0.2
21,148		ONE Gas, Inc.	1,683,381	0.2
16,680		Ormat Technologies, Inc.	872,364	0.1
17,650		Otter Tail Corp.	876,146	0.1
33,671		Pattern Energy Group, Inc.	626,954	0.1
32,513		PNM Resources, Inc.	1,335,959	0.2
35,360		Portland General Electric Co.	1,621,256	0.2
3,233		RGC Resources, Inc.	96,861	0.0
7,413		SJW Group	412,311	0.1
34,443		South Jersey Industries, Inc.	957,515	0.1
19,801		Southwest Gas Holdings, Inc.	1,514,777	0.2
4,938	(1)	Spark Energy, Inc.	36,689	0.0
20,189		Spire, Inc.	1,495,601	0.2
27,051		TerraForm Power, Inc.	303,512	0.0
7,525		Unitil Corp.	381,066	0.1
7,491		York Water Co.	240,161	0.0
			28,305,627	3.7

	Total Common Stock
	(Cost $578,150,247)		742,640,522	97.4

RIGHTS: 0.0%
		Communication Services: –%
46,399	(2),(3),(4)	Media General, Inc. - CVR	–	–

		Health Care: –%
4,221	(2)	Pulse Biosciences, Inc.	–	–

See Accompanying Notes to Financial Statements

104

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

		Materials: 0.0%
11,546	(2),(3),(4)	A Schulman, Inc. - CVR	23,092	0.0

	Total Rights
	(Cost $23,092)		23,092	0.0

	Total Long-Term Investments
	(Cost $578,173,339)		742,663,614	97.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.2%
	Securities Lending Collateral(5): 5.3%
9,614,704	Bank of Nova Scotia, Repurchase Agreement dated 12/31/18, 2.97%, due 01/02/19 (Repurchase Amount $9,616,269, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.750%-5.000%, Market Value plus accrued interest $9,808,617, due 11/15/23-05/15/58)	9,614,704	1.2
9,614,704	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $9,616,469, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $9,806,998, due 01/25/19-10/20/68)	9,614,704	1.3
2,002,212	Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.92%, due 01/02/19 (Repurchase Amount $2,002,532, collateralized by various U.S. Government Securities, 1.875%-2.625%, Market Value plus accrued interest $2,042,257, due 02/29/24-09/09/49)	2,002,212	0.3
9,614,704	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $9,616,295, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $9,806,998, due 10/01/25-10/20/48)	9,614,704	1.2
9,628,654	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/18, 3.37%, due 01/02/19 (Repurchase Amount $9,630,432, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $9,821,380, due 07/15/20-02/15/47)	9,628,654	1.3
		40,474,978	5.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.9%
14,322,000	(6) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340%
	(Cost $14,322,000)	14,322,000	1.9

	Total Short-Term Investments
	(Cost $54,796,978)	54,796,978	7.2

	Total Investments in Securities (Cost $632,970,317)	$797,460,592	104.6
	Liabilities in Excess of Other Assets	(35,087,972)	(4.6)
	Net Assets	$762,372,620	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2018, the Portfolio held restricted securities with a fair value of $23,092 or 0.0% of net assets. Please refer to the table below for additional details.
(5)	Represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

105

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 29.8%
		Basic Materials: 0.6%
500,000		Airgas, Inc., 2.900%, 11/15/2022	490,465	0.0
800,000		Barrick Australian Finance Pty Ltd., 5.950%, 10/15/2039	855,769	0.0
800,000		Cabot Corp., 3.700%, 07/15/2022	798,149	0.0
1,500,000	(1)	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P., 3.300%, 05/01/2023	1,484,553	0.1
500,000	(1)	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P., 3.700%, 06/01/2028	493,360	0.0
500,000		Dow Chemical Co/The, 4.250%, 10/01/2034	459,929	0.0
68,000		Eastman Chemical Co., 4.500%, 01/15/2021	69,088	0.0
400,000		Eastman Chemical Co., 4.650%, 10/15/2044	359,382	0.0
250,000		Goldcorp, Inc., 3.625%, 06/09/2021	248,851	0.0
900,000		International Paper Co., 3.000%, 02/15/2027	821,149	0.0
400,000		International Paper Co., 3.650%, 06/15/2024	402,050	0.0
750,000		International Paper Co., 3.800%, 01/15/2026	740,437	0.0
1,000,000		International Paper Co., 4.350%, 08/15/2048	860,066	0.0
500,000		LYB International Finance BV, 4.000%, 07/15/2023	502,883	0.0
1,000,000		Mosaic Co/The, 4.250%, 11/15/2023	1,006,109	0.1
250,000		Mosaic Co/The, 5.450%, 11/15/2033	257,805	0.0
1,000,000		Nutrien Ltd., 3.150%, 10/01/2022	966,081	0.0
1,000,000		Nutrien Ltd., 5.625%, 12/01/2040	1,051,883	0.1
1,000,000		Praxair, Inc., 2.200%, 08/15/2022	966,723	0.1
500,000		Rio Tinto Finance USA Ltd., 3.750%, 06/15/2025	501,764	0.0
750,000		Rio Tinto Finance USA Ltd., 7.125%, 07/15/2028	934,708	0.0
1,000,000		Sherwin-Williams Co/The, 3.450%, 06/01/2027	934,363	0.0
2,000,000		Southern Copper Corp., 5.375%, 04/16/2020	2,044,545	0.1
250,000		Southern Copper Corp., 5.875%, 04/23/2045	256,581	0.0
350,000		Southern Copper Corp., 6.750%, 04/16/2040	388,010	0.0
1,955,000		Vale Overseas Ltd., 6.875%, 11/21/2036	2,245,318	0.1
			20,140,021	0.6

		Communications: 2.9%
250,000		21st Century Fox America, Inc., 4.750%, 09/15/2044	267,581	0.0
2,050,000		21st Century Fox America, Inc., 6.150%, 03/01/2037	2,524,452	0.1
1,000,000		Alibaba Group Holding Ltd, 2.800%, 06/06/2023	968,547	0.0
1,000,000		Alibaba Group Holding Ltd, 3.400%, 12/06/2027	926,254	0.0
300,000		Amazon.com, Inc., 2.500%, 11/29/2022	293,564	0.0
1,000,000		Amazon.com, Inc., 2.800%, 08/22/2024	972,635	0.0
1,000,000		Amazon.com, Inc., 3.150%, 08/22/2027	966,519	0.0
1,000,000		Amazon.com, Inc., 3.800%, 12/05/2024	1,024,194	0.0
1,000,000		Amazon.com, Inc., 4.800%, 12/05/2034	1,073,957	0.1
4,000,000		America Movil SAB de CV, 5.000%, 03/30/2020	4,071,331	0.1
500,000		AT&T, Inc., 3.200%, 03/01/2022	493,573	0.0
1,000,000		AT&T, Inc., 3.400%, 05/15/2025	941,339	0.0
500,000		AT&T, Inc., 3.800%, 03/01/2024	495,496	0.0
1,014,000		AT&T, Inc., 4.100%, 02/15/2028	977,250	0.0
500,000		AT&T, Inc., 4.125%, 02/17/2026	489,262	0.0
1,000,000		AT&T, Inc., 4.250%, 03/01/2027	981,134	0.0
1,000,000		AT&T, Inc., 4.500%, 05/15/2035	901,201	0.0
1,260,000		AT&T, Inc., 4.500%, 03/09/2048	1,090,460	0.1
1,500,000		AT&T, Inc., 4.750%, 05/15/2046	1,339,873	0.1
2,500,000		AT&T, Inc., 4.900%, 08/15/2037	2,340,349	0.1
500,000		AT&T, Inc., 5.450%, 03/01/2047	490,697	0.0
250,000		AT&T, Inc., 5.650%, 02/15/2047	250,846	0.0
1,620,000		AT&T, Inc., 6.000%, 08/15/2040	1,658,850	0.1
500,000		British Telecommunications PLC, 2.350%, 02/14/2019	499,346	0.0
300,000		CBS Corp., 2.300%, 08/15/2019	297,825	0.0
300,000		CBS Corp., 3.700%, 08/15/2024	291,873	0.0
250,000		CBS Corp., 4.000%, 01/15/2026	242,687	0.0
2,000,000		CBS Corp., 4.300%, 02/15/2021	2,028,520	0.1
250,000		CBS Corp., 4.600%, 01/15/2045	223,161	0.0

See Accompanying Notes to Financial Statements

106

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

300,000		CBS Corp., 4.900%, 08/15/2044	275,095	0.0
500,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/2022	505,173	0.0
1,500,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.908%, 07/23/2025	1,492,927	0.1
1,500,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 5.375%, 05/01/2047	1,365,613	0.1
1,000,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 6.484%, 10/23/2045	1,035,393	0.1
1,000,000		Cisco Systems, Inc., 2.125%, 03/01/2019	998,618	0.0
1,000,000		Cisco Systems, Inc., 2.200%, 02/28/2021	987,024	0.0
1,000,000		Cisco Systems, Inc., 2.900%, 03/04/2021	1,002,005	0.0
1,000,000		Cisco Systems, Inc., 3.625%, 03/04/2024	1,020,521	0.0
1,500,000		Cisco Systems, Inc., 5.500%, 01/15/2040	1,775,483	0.1
750,000		Comcast Corp., 3.000%, 02/01/2024	731,626	0.0
500,000		Comcast Corp., 3.375%, 02/15/2025	490,326	0.0
1,250,000		Comcast Corp., 3.600%, 03/01/2024	1,253,788	0.1
724,000		Comcast Corp., 3.969%, 11/01/2047	649,679	0.0
750,000		Comcast Corp., 4.200%, 08/15/2034	725,095	0.0
750,000		Comcast Corp., 4.250%, 01/15/2033	746,665	0.0
1,000,000		Comcast Corp., 4.500%, 01/15/2043	968,519	0.0
1,000,000		Comcast Corp., 4.600%, 08/15/2045	977,860	0.0
1,500,000		Comcast Corp., 4.700%, 10/15/2048	1,529,881	0.1
335,000		Comcast Corp., 6.500%, 11/15/2035	402,034	0.0
1,500,000		Deutsche Telekom International Finance BV, 8.750%, 06/15/2030	1,961,427	0.1
750,000		Discovery Communications LLC, 3.250%, 04/01/2023	725,574	0.0
500,000	(1)	Discovery Communications LLC, 3.500%, 06/15/2022	494,065	0.0
250,000	(1)	Discovery Communications LLC, 3.900%, 11/15/2024	245,177	0.0
1,800,000		Discovery Communications LLC, 4.375%, 06/15/2021	1,832,716	0.1
300,000		eBay, Inc., 2.875%, 08/01/2021	295,984	0.0
1,500,000		Expedia Group, Inc., 5.950%, 08/15/2020	1,550,119	0.1
300,000		Juniper Networks, Inc., 3.125%, 02/26/2019	299,924	0.0
500,000		Juniper Networks, Inc., 4.500%, 03/15/2024	504,261	0.0
300,000		Motorola Solutions, Inc., 3.500%, 09/01/2021	297,787	0.0
100,000		Motorola Solutions, Inc., 4.000%, 09/01/2024	97,429	0.0
1,500,000	(1)	NBCUniversal Enterprise, Inc., 1.974%, 04/15/2019	1,495,292	0.1
500,000		NBCUniversal Media LLC, 2.875%, 01/15/2023	491,111	0.0
500,000		NBCUniversal Media, LLC, 4.450%, 01/15/2043	483,633	0.0
1,500,000		Omnicom Group, Inc. / Omnicom Capital, Inc., 3.625%, 05/01/2022	1,480,319	0.1
250,000		Orange SA, 2.750%, 02/06/2019	249,859	0.0
500,000		Orange SA, 5.500%, 02/06/2044	537,158	0.0
250,000		Rogers Communications, Inc., 5.000%, 03/15/2044	261,237	0.0
500,000		Telefonica Emisiones SAU, 4.103%, 03/08/2027	482,946	0.0
750,000		Telefonica Emisiones SAU, 4.665%, 03/06/2038	681,249	0.0
700,000		Telefonica Emisiones SAU, 5.134%, 04/27/2020	714,575	0.0
2,000,000		Telefonica Emisiones SAU, 5.462%, 02/16/2021	2,073,664	0.1
1,000,000	(1)	Tencent Holdings Ltd., 2.985%, 01/19/2023	972,335	0.0
750,000		Time Warner Cable LLC, 4.125%, 02/15/2021	753,648	0.0
1,000,000		Time Warner Cable LLC, 4.500%, 09/15/2042	807,535	0.0
1,000,000		Time Warner Entertainment Co. L.P., 8.375%, 03/15/2023	1,141,789	0.1
500,000		Warner Media LLC, 2.100%, 06/01/2019	497,727	0.0
500,000		Warner Media LLC, 3.550%, 06/01/2024	483,627	0.0
500,000		Warner Media LLC, 4.650%, 06/01/2044	439,678	0.0
400,000		Warner Media LLC, 5.350%, 12/15/2043	387,317	0.0
1,425,000		Warner Media LLC, 6.500%, 11/15/2036	1,553,230	0.1

See Accompanying Notes to Financial Statements

107

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

1,000,000		Verizon Communications, Inc., 2.625%, 08/15/2026	908,650	0.0
1,000,000		Verizon Communications, Inc., 3.500%, 11/01/2024	990,001	0.0
1,000,000		Verizon Communications, Inc., 4.125%, 03/16/2027	1,003,042	0.0
1,585,000		Verizon Communications, Inc., 4.329%, 09/21/2028	1,595,634	0.1
1,650,000		Verizon Communications, Inc., 4.400%, 11/01/2034	1,596,305	0.1
655,000		Verizon Communications, Inc., 4.522%, 09/15/2048	616,918	0.0
3,000,000		Verizon Communications, Inc., 4.750%, 11/01/2041	2,922,168	0.1
3,136,000		Verizon Communications, Inc., 4.862%, 08/21/2046	3,097,676	0.1
248,000		Viacom, Inc., 3.875%, 04/01/2024	243,525	0.0
390,000		Viacom, Inc., 4.375%, 03/15/2043	310,601	0.0
440,000		Viacom, Inc., 5.850%, 09/01/2043	431,931	0.0
500,000		Vodafone Group PLC, 2.950%, 02/19/2023	481,807	0.0
1,500,000		Vodafone Group PLC, 3.750%, 01/16/2024	1,480,026	0.1
2,000,000		Vodafone Group PLC, 4.125%, 05/30/2025	1,979,399	0.1
1,000,000		Vodafone Group PLC, 6.150%, 02/27/2037	1,052,046	0.1
300,000		Walt Disney Co/The, 2.350%, 12/01/2022	291,508	0.0
400,000		Walt Disney Co/The, 3.000%, 02/13/2026	385,688	0.0
300,000		Walt Disney Co/The, 4.125%, 06/01/2044	298,260	0.0
1,000,000		Walt Disney Co/The, 5.500%, 03/15/2019	1,004,810	0.0
1,000,000		WPP Finance 2010, 3.625%, 09/07/2022	973,217	0.0
			94,011,705	2.9

		Consumer, Cyclical: 1.8%
224,875		American Airlines 2016-2 Class AA Pass Through Trust, 3.200%, 12/15/2029	212,547	0.0
922,173		American Airlines 2016-3 Class AA Pass Through Trust, 3.000%, 04/15/2030	874,096	0.0
230,937		American Airlines 2017-1 Class AA Pass Through Trust, 3.650%, 08/15/2030	228,032	0.0
1,181,148		American Airlines 2017-2 Class AA Pass Through Trust, 3.350%, 04/15/2031	1,118,485	0.1
500,000		American Honda Finance Corp., 2.300%, 09/09/2026	456,327	0.0
750,000		AutoZone, Inc., 3.125%, 07/15/2023	729,157	0.0
285,858	(1)	British Airways 2018-1 Class A Pass Through Trust, 4.125%, 03/20/2033	282,942	0.0
400,000		Tapestry, Inc., 4.250%, 04/01/2025	390,370	0.0
859,281		Continental Airlines 2009-2 Class A Pass Through Trust, 7.250%, 11/10/2019	882,740	0.0
300,000		Costco Wholesale Corp., 1.700%, 12/15/2019	296,794	0.0
1,000,000	(1)	Daimler Finance North America LLC, 2.300%, 02/12/2021	975,911	0.0
756,844		Delta Air Lines 2007-1 Class A Pass Through Trust, 6.821%, 02/10/2024	812,623	0.0
500,000		Ford Motor Co., 4.346%, 12/08/2026	447,049	0.0
300,000		Ford Motor Co., 4.750%, 01/15/2043	232,977	0.0
500,000		Ford Motor Co., 7.450%, 07/16/2031	516,892	0.0
500,000		Ford Motor Credit Co. LLC, 2.021%, 05/03/2019	498,022	0.0
500,000		Ford Motor Credit Co. LLC, 2.943%, 01/08/2019	500,003	0.0
500,000		Ford Motor Credit Co. LLC, 3.096%, 05/04/2023	452,411	0.0
500,000		Ford Motor Credit Co. LLC, 3.200%, 01/15/2021	484,703	0.0
250,000		Ford Motor Credit Co. LLC, 4.134%, 08/04/2025	225,611	0.0
750,000		Ford Motor Credit Co. LLC, 4.250%, 09/20/2022	719,556	0.0
1,000,000		Ford Motor Credit Co. LLC, 4.375%, 08/06/2023	948,149	0.0
1,300,000		Ford Motor Credit Co., LLC, 5.875%, 08/02/2021	1,333,980	0.1
750,000		General Motors Co., 6.600%, 04/01/2036	732,594	0.0
1,000,000		General Motors Financial Co., Inc., 3.100%, 01/15/2019	999,969	0.1
500,000		General Motors Financial Co., Inc., 3.150%, 06/30/2022	477,009	0.0
1,000,000		General Motors Financial Co., Inc., 3.200%, 07/06/2021	977,349	0.0
1,000,000		General Motors Financial Co., Inc., 3.250%, 01/05/2023	942,923	0.0

See Accompanying Notes to Financial Statements

108

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

750,000		General Motors Financial Co., Inc., 3.700%, 05/09/2023	714,233	0.0
500,000		General Motors Financial Co., Inc., 3.850%, 01/05/2028	436,424	0.0
500,000		General Motors Financial Co., Inc., 4.350%, 01/17/2027	461,220	0.0
1,000,000		General Motors Financial Co., Inc., 5.250%, 03/01/2026	980,208	0.0
500,000		Home Depot, Inc./The, 2.800%, 09/14/2027	470,104	0.0
3,350,000		Home Depot, Inc./The, 5.875%, 12/16/2036	4,023,215	0.1
500,000		Hyatt Hotels Corp., 3.375%, 07/15/2023	492,672	0.0
500,000		Kohl's Corp., 4.250%, 07/17/2025	494,303	0.0
1,000,000		Lowe's Cos, Inc., 3.100%, 05/03/2027	915,904	0.0
600,000		Lowe's Cos, Inc., 4.250%, 09/15/2044	533,399	0.0
500,000		Macy's Retail Holdings, Inc., 2.875%, 02/15/2023	463,373	0.0
532,000		Macy's Retail Holdings, Inc., 3.625%, 06/01/2024	497,215	0.0
500,000		Marriott International, Inc./MD, 2.300%, 01/15/2022	481,024	0.0
500,000		Marriott International, Inc./MD, 3.125%, 02/15/2023	481,310	0.0
1,000,000		McDonald's Corp., 2.750%, 12/09/2020	993,322	0.1
500,000		McDonald's Corp., 3.700%, 01/30/2026	491,137	0.0
400,000		McDonald's Corp., 4.600%, 05/26/2045	391,080	0.0
500,000		McDonald's Corp., 4.700%, 12/09/2035	504,143	0.0
325,000		McDonalds Corp., 6.300%, 10/15/2037	381,191	0.0
1,250,000		Mohawk Industries, Inc., 3.850%, 02/01/2023	1,252,757	0.1
250,000		Newell Brands, Inc., 3.850%, 04/01/2023	246,561	0.0
250,000		Newell Brands, Inc., 4.200%, 04/01/2026	244,674	0.0
193,000		Newell Brands, Inc., 5.375%, 04/01/2036	184,109	0.0
500,000		NIKE, Inc., 2.375%, 11/01/2026	458,744	0.0
500,000		NIKE, Inc., 3.375%, 11/01/2046	447,853	0.0
250,000	(1)	Nissan Motor Acceptance Corp., 2.000%, 03/08/2019	249,324	0.0
2,000,000		Nordstrom, Inc., 4.750%, 05/01/2020	2,034,386	0.1
300,000		O'Reilly Automotive, Inc., 3.800%, 09/01/2022	303,456	0.0
1,000,000		PACCAR Financial Corp., 2.050%, 11/13/2020	983,931	0.1
1,750,000		Starbucks Corp., 3.100%, 03/01/2023	1,725,235	0.1
750,000		Target Corp., 2.900%, 01/15/2022	749,718	0.0
1,000,000		Target Corp., 3.500%, 07/01/2024	1,007,343	0.1
500,000		TJX Cos, Inc./The, 2.500%, 05/15/2023	485,791	0.0
1,070,000		Toyota Motor Credit Corp., 1.700%, 02/19/2019	1,067,975	0.1
590,000		Toyota Motor Credit Corp., 2.250%, 10/18/2023	559,229	0.0
1,000,000		Toyota Motor Credit Corp., 2.700%, 01/11/2023	972,672	0.0
1,000,000		Toyota Motor Credit Corp., 3.050%, 01/11/2028	966,636	0.0
500,000		Toyota Motor Credit Corp., 3.200%, 01/11/2027	486,723	0.0
439,560		United Airlines 2015-1 Class AA Pass Through Trust, 3.450%, 12/01/2027	416,900	0.0
236,809		United Airlines 2016-1 Class A Pass Through Trust, 3.450%, 01/07/2030	229,266	0.0
236,808		United Airlines 2016-1 Class AA Pass Through Trust, 3.100%, 01/07/2030	228,889	0.0
1,000,000		United Airlines 2018-1 Class AA Pass Through Trust, 3.500%, 09/01/2031	983,821	0.0
250,000		Walgreens Boots Alliance, Inc., 2.700%, 11/18/2019	248,630	0.0
250,000		Walgreens Boots Alliance, Inc., 3.300%, 11/18/2021	249,008	0.0
250,000		Walgreens Boots Alliance, Inc., 3.450%, 06/01/2026	235,458	0.0
250,000		Walgreens Boots Alliance, Inc., 3.800%, 11/18/2024	246,331	0.0
250,000		Walgreens Boots Alliance, Inc., 4.500%, 11/18/2034	240,672	0.0
250,000		Walgreens Boots Alliance, Inc., 4.650%, 06/01/2046	226,517	0.0
250,000		Walgreens Boots Alliance, Inc., 4.800%, 11/18/2044	229,885	0.0
1,000,000		Walmart, Inc., 1.900%, 12/15/2020	984,388	0.1
1,500,000		Walmart, Inc., 2.350%, 12/15/2022	1,461,900	0.1
1,000,000		Walmart, Inc., 3.125%, 06/23/2021	1,007,423	0.1
1,000,000		Walmart, Inc., 3.300%, 04/22/2024	1,003,565	0.1

See Accompanying Notes to Financial Statements

109

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

1,000,000		Walmart, Inc., 3.400%, 06/26/2023	1,010,858	0.1
1,000,000		Walmart, Inc., 3.550%, 06/26/2025	1,012,327	0.1
1,000,000		Walmart, Inc., 3.700%, 06/26/2028	1,016,368	0.1
300,000	(2)	Whirlpool Corp., 3.700%, 05/01/2025	291,047	0.0
200,000		Whirlpool Corp., 4.000%, 03/01/2024	199,851	0.0
			57,904,919	1.8

		Consumer, Non-cyclical: 5.8%
500,000		Abbott Laboratories, 2.900%, 11/30/2021	495,371	0.0
350,000		Abbott Laboratories, 3.400%, 11/30/2023	349,300	0.0
284,000		Abbott Laboratories, 3.750%, 11/30/2026	281,102	0.0
339,000		Abbott Laboratories, 4.750%, 11/30/2036	355,027	0.0
500,000		Abbott Laboratories, 4.750%, 04/15/2043	521,033	0.0
1,500,000		Abbott Laboratories, 4.900%, 11/30/2046	1,582,776	0.1
500,000		AbbVie, Inc., 2.300%, 05/14/2021	488,545	0.0
500,000		AbbVie, Inc., 2.500%, 05/14/2020	495,347	0.0
500,000		AbbVie, Inc., 2.850%, 05/14/2023	482,249	0.0
250,000		AbbVie, Inc., 3.200%, 11/06/2022	246,475	0.0
1,500,000		AbbVie, Inc., 3.200%, 05/14/2026	1,393,119	0.1
1,250,000		AbbVie, Inc., 3.600%, 05/14/2025	1,201,190	0.1
500,000		AbbVie, Inc., 4.300%, 05/14/2036	447,868	0.0
500,000		AbbVie, Inc., 4.450%, 05/14/2046	439,580	0.0
1,000,000		AbbVie, Inc., 4.500%, 05/14/2035	928,639	0.0
250,000		AbbVie, Inc., 4.700%, 05/14/2045	228,468	0.0
500,000		Allergan Finance LLC, 3.250%, 10/01/2022	489,261	0.0
1,000,000		Allergan Funding SCS, 3.000%, 03/12/2020	996,306	0.1
500,000		Allergan Funding SCS, 3.450%, 03/15/2022	492,698	0.0
750,000		Allergan Funding SCS, 3.800%, 03/15/2025	733,481	0.0
750,000		Allergan Funding SCS, 4.550%, 03/15/2035	714,156	0.0
500,000		Allergan, Inc./United States, 2.800%, 03/15/2023	479,384	0.0
400,000		Aetna, Inc., 2.200%, 03/15/2019	399,437	0.0
500,000		Aetna, Inc., 2.750%, 11/15/2022	480,092	0.0
1,283,000		Aetna, Inc., 2.800%, 06/15/2023	1,221,327	0.1
250,000		Aetna, Inc., 3.500%, 11/15/2024	242,012	0.0
300,000		Aetna, Inc., 4.500%, 05/15/2042	279,825	0.0
500,000		Altria Group, Inc., 2.850%, 08/09/2022	480,369	0.0
500,000		Altria Group, Inc., 2.950%, 05/02/2023	476,095	0.0
1,000,000		Altria Group, Inc., 4.000%, 01/31/2024	983,795	0.0
300,000		Altria Group, Inc., 4.250%, 08/09/2042	243,093	0.0
500,000		AmerisourceBergen Corp., 3.400%, 05/15/2024	488,233	0.0
250,000		AmerisourceBergen Corp., 4.250%, 03/01/2045	215,384	0.0
500,000		Amgen, Inc., 2.250%, 08/19/2023	473,725	0.0
250,000		Amgen, Inc., 3.625%, 05/22/2024	249,525	0.0
4,400,000		Amgen, Inc., 3.875%, 11/15/2021	4,460,762	0.2
1,500,000		Amgen, Inc., 4.400%, 05/01/2045	1,411,799	0.1
2,000,000	(1)	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 3.650%, 02/01/2026	1,892,220	0.1
2,000,000	(1)	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.700%, 02/01/2036	1,867,708	0.1
3,500,000	(1)	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	3,257,040	0.1
489,000		Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/2021	480,881	0.0
1,500,000		Anheuser-Busch InBev Finance, Inc., 3.300%, 02/01/2023	1,461,872	0.1
1,000,000		Anheuser-Busch InBev Worldwide, Inc., 3.750%, 01/15/2022	1,001,406	0.1
250,000		Anheuser-Busch InBev Worldwide, Inc., 3.750%, 07/15/2042	198,164	0.0
750,000		Anheuser-Busch InBev Worldwide, Inc., 8.200%, 01/15/2039	967,922	0.0
250,000		Anthem, Inc., 2.250%, 08/15/2019	248,701	0.0
250,000		Anthem, Inc., 3.500%, 08/15/2024	245,509	0.0
1,000,000		Anthem, Inc., 3.650%, 12/01/2027	957,780	0.0
750,000		Anthem, Inc., 4.101%, 03/01/2028	736,926	0.0
250,000		Anthem, Inc., 4.650%, 08/15/2044	241,620	0.0
750,000		AstraZeneca PLC, 1.950%, 09/18/2019	744,742	0.0
100,000		AstraZeneca PLC, 3.500%, 08/17/2023	99,574	0.0
1,000,000		AstraZeneca PLC, 4.000%, 01/17/2029	987,020	0.0
1,000,000	(2)	AstraZeneca PLC, 4.375%, 08/17/2048	954,398	0.0
1,400,000		AstraZeneca PLC, 6.450%, 09/15/2037	1,676,051	0.1

See Accompanying Notes to Financial Statements

110

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

500,000		Automatic Data Processing, Inc., 3.375%, 09/15/2025	496,622	0.0
1,000,000		BAT Capital Corp., 3.222%, 08/15/2024	922,123	0.0
1,000,000		BAT Capital Corp., 3.557%, 08/15/2027	889,855	0.0
224,000		Baxalta, Inc., 4.000%, 06/23/2025	219,401	0.0
250,000	(1)	Bayer US Finance II LLC, 2.125%, 07/15/2019	248,072	0.0
1,000,000	(1)	Bayer US Finance II LLC, 2.200%, 07/15/2022	938,894	0.0
400,000	(1)	Bayer US Finance II LLC, 2.750%, 07/15/2021	389,809	0.0
1,000,000	(1)	Bayer US Finance II LLC, 3.600%, 07/15/2042	741,374	0.0
500,000	(1)	Bayer US Finance II LLC, 3.950%, 04/15/2045	403,432	0.0
250,000	(1)	Bayer US Finance II LLC, 4.200%, 07/15/2034	219,395	0.0
4,370,000		Becton Dickinson & Co., 3.125%, 11/08/2021	4,312,656	0.2
1,000,000		Biogen, Inc., 2.900%, 09/15/2020	993,964	0.1
750,000		Biogen, Inc., 4.050%, 09/15/2025	748,006	0.0
400,000		Boston Scientific Corp., 2.850%, 05/15/2020	397,468	0.0
400,000		Boston Scientific Corp., 3.375%, 05/15/2022	397,725	0.0
500,000		Bristol-Myers Squibb Co., 3.250%, 08/01/2042	435,489	0.0
1,000,000		Bunge Ltd. Finance Corp., 4.350%, 03/15/2024	983,612	0.0
1,000,000		Campbell Soup Co., 3.300%, 03/15/2021	995,290	0.1
500,000		Cardinal Health, Inc., 3.200%, 03/15/2023	482,950	0.0
500,000		Cardinal Health, Inc., 4.900%, 09/15/2045	453,309	0.0
250,000		Celgene Corp., 3.625%, 05/15/2024	244,104	0.0
500,000		Celgene Corp., 3.875%, 08/15/2025	482,241	0.0
2,945,000		Celgene Corp., 3.950%, 10/15/2020	2,977,400	0.1
1,000,000		Celgene Corp., 4.000%, 08/15/2023	1,005,538	0.1
500,000		Celgene Corp., 4.625%, 05/15/2044	441,322	0.0
500,000		Celgene Corp., 5.000%, 08/15/2045	464,561	0.0
1,000,000	(1)	Cigna Corp., 4.800%, 08/15/2038	994,724	0.1
500,000	(1)	Cigna Corp., 4.900%, 12/15/2048	491,771	0.0
750,000		Cigna Holding Co., 3.250%, 04/15/2025	714,921	0.0
2,000,000		Cigna Holding Co., 4.000%, 02/15/2022	2,021,748	0.1
2,500,000		Cigna Holding Co., 5.125%, 06/15/2020	2,564,470	0.1
750,000		Clorox Co/The, 3.050%, 09/15/2022	742,572	0.0
3,000,000		Coca-Cola Co., 3.150%, 11/15/2020	3,020,815	0.1
1,000,000		Coca-Cola Co., 3.200%, 11/01/2023	1,003,580	0.1
750,000		Colgate-Palmolive Co., 2.250%, 11/15/2022	728,632	0.0
426,000		Conagra Brands, Inc., 3.200%, 01/25/2023	412,016	0.0
1,000,000		Constellation Brands, Inc., 3.209%, (US0003M + 0.700%), 11/15/2021	988,424	0.1
1,000,000		Constellation Brands, Inc., 3.200%, 02/15/2023	970,577	0.0
1,000,000		Constellation Brands, Inc., 3.600%, 02/15/2028	923,241	0.0
1,000,000		Constellation Brands, Inc., 4.400%, 11/15/2025	1,003,873	0.1
500,000		Coventry Health Care, Inc., 5.450%, 06/15/2021	517,944	0.0
500,000		Covidien International Finance SA, 3.200%, 06/15/2022	498,814	0.0
250,000		CVS Health Corp., 2.250%, 08/12/2019	248,816	0.0
750,000		CVS Health Corp., 2.750%, 12/01/2022	722,426	0.0
500,000		CVS Health Corp., 2.800%, 07/20/2020	495,593	0.0
1,000,000		CVS Health Corp., 3.125%, 03/09/2020	998,181	0.1
2,000,000		CVS Health Corp., 3.350%, 03/09/2021	1,994,360	0.1
250,000		CVS Health Corp., 3.375%, 08/12/2024	242,742	0.0
1,000,000		CVS Health Corp., 3.500%, 07/20/2022	993,910	0.1
1,000,000		CVS Health Corp., 3.700%, 03/09/2023	990,188	0.1
443,000		CVS Health Corp., 3.875%, 07/20/2025	432,514	0.0
1,000,000		CVS Health Corp., 4.100%, 03/25/2025	992,573	0.1
250,000		CVS Health Corp., 4.000%, 12/05/2023	250,963	0.0
1,000,000		CVS Health Corp., 4.300%, 03/25/2028	981,031	0.0
1,000,000		CVS Health Corp., 4.780%, 03/25/2038	962,262	0.0
1,000,000		CVS Health Corp., 5.050%, 03/25/2048	977,566	0.0
1,000,000		CVS Health Corp., 5.125%, 07/20/2045	978,121	0.0
200,000		CVS Health Corp., 5.300%, 12/05/2043	203,008	0.0
750,000		Diageo Capital PLC, 2.625%, 04/29/2023	727,969	0.0
1,000,000		Diageo Capital PLC, 3.500%, 09/18/2023	1,004,211	0.1
1,000,000		Diageo Capital PLC, 3.875%, 05/18/2028	1,019,886	0.1

See Accompanying Notes to Financial Statements

111

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

500,000		Diageo Investment Corp., 2.875%, 05/11/2022	495,339	0.0
750,000		Keurig Dr Pepper, Inc., 2.000%, 01/15/2020	737,597	0.0
250,000		Keurig Dr Pepper, Inc., 3.400%, 11/15/2025	235,675	0.0
350,000		Keurig Dr Pepper, Inc., 4.500%, 11/15/2045	306,329	0.0
591,000		Ecolab, Inc., 4.350%, 12/08/2021	607,578	0.0
750,000		Eli Lilly & Co., 2.350%, 05/15/2022	735,955	0.0
750,000		Eli Lilly & Co., 3.100%, 05/15/2027	727,356	0.0
500,000		Eli Lilly & Co., 3.700%, 03/01/2045	471,416	0.0
500,000	(1)	ERAC USA Finance LLC, 2.350%, 10/15/2019	496,680	0.0
500,000	(1)	ERAC USA Finance LLC, 3.850%, 11/15/2024	498,207	0.0
300,000		Estee Lauder Cos, Inc./The, 3.700%, 08/15/2042	281,932	0.0
400,000		Express Scripts Holding Co., 2.250%, 06/15/2019	398,343	0.0
500,000		Express Scripts Holding Co., 3.000%, 07/15/2023	481,712	0.0
500,000		Express Scripts Holding Co., 3.400%, 03/01/2027	464,894	0.0
250,000		Express Scripts Holding Co., 3.500%, 06/15/2024	243,059	0.0
500,000		Express Scripts Holding Co., 4.800%, 07/15/2046	481,764	0.0
350,000		Flowers Foods, Inc., 4.375%, 04/01/2022	353,109	0.0
750,000		General Mills, Inc., 4.150%, 02/15/2043	645,174	0.0
1,000,000	(2)	General Mills, Inc., 4.700%, 04/17/2048	919,913	0.0
500,000		Gilead Sciences, Inc., 1.950%, 03/01/2022	480,806	0.0
350,000		Gilead Sciences, Inc., 2.050%, 04/01/2019	349,211	0.0
500,000		Gilead Sciences, Inc., 2.500%, 09/01/2023	482,629	0.0
1,500,000		Gilead Sciences, Inc., 2.950%, 03/01/2027	1,398,752	0.1
1,000,000		Gilead Sciences, Inc., 3.250%, 09/01/2022	998,111	0.1
750,000		Gilead Sciences, Inc., 3.500%, 02/01/2025	741,006	0.0
260,000		Gilead Sciences, Inc., 3.650%, 03/01/2026	255,215	0.0
150,000		Gilead Sciences, Inc., 3.700%, 04/01/2024	149,845	0.0
250,000		Gilead Sciences, Inc., 4.150%, 03/01/2047	231,166	0.0
200,000		Gilead Sciences, Inc., 4.500%, 02/01/2045	193,032	0.0
250,000		Gilead Sciences, Inc., 4.750%, 03/01/2046	248,920	0.0
350,000		Gilead Sciences, Inc., 4.800%, 04/01/2044	352,247	0.0
500,000		GlaxoSmithKline Capital, Inc., 2.800%, 03/18/2023	491,728	0.0
500,000		GlaxoSmithKline Capital, Inc., 6.375%, 05/15/2038	630,047	0.0
750,000		Hershey Co/The, 2.300%, 08/15/2026	688,971	0.0
1,050,000		Humana, Inc., 3.150%, 12/01/2022	1,029,503	0.1
1,750,000		Humana, Inc., 3.850%, 10/01/2024	1,750,682	0.1
500,000		Johnson & Johnson, 2.250%, 03/03/2022	492,668	0.0
1,000,000		Johnson & Johnson, 2.450%, 03/01/2026	940,452	0.0
1,000,000		Johnson & Johnson, 2.900%, 01/15/2028	960,164	0.0
500,000		Johnson & Johnson, 2.950%, 03/03/2027	481,824	0.0
1,000,000		Johnson & Johnson, 3.625%, 03/03/2037	964,877	0.0
500,000		Johnson & Johnson, 3.750%, 03/03/2047	476,699	0.0
500,000		Kellogg Co., 3.250%, 04/01/2026	470,598	0.0
551,000		Kellogg Co., 4.000%, 12/15/2020	559,055	0.0
750,000		Kraft Heinz Foods Co., 3.000%, 06/01/2026	670,490	0.0
750,000		Kraft Heinz Foods Co., 3.500%, 06/06/2022	744,364	0.0
750,000		Kraft Heinz Foods Co., 3.950%, 07/15/2025	727,171	0.0
250,000		Kraft Heinz Foods Co., 4.375%, 06/01/2046	206,980	0.0
500,000		Kraft Heinz Foods Co., 5.000%, 07/15/2035	471,341	0.0
500,000		Kraft Heinz Foods Co., 5.200%, 07/15/2045	459,022	0.0
400,000		Kroger Co., 2.300%, 01/15/2019	399,865	0.0
1,000,000		Kroger Co., 2.650%, 10/15/2026	891,652	0.0
400,000		Kroger Co/The, 3.300%, 01/15/2021	398,459	0.0
1,000,000		Kroger Co/The, 3.850%, 08/01/2023	1,009,148	0.1
879,000		Kroger Co/The, 7.500%, 04/01/2031	1,085,695	0.1
250,000		Laboratory Corp. of America Holdings, 2.625%, 02/01/2020	248,300	0.0
250,000		Laboratory Corp. of America Holdings, 3.200%, 02/01/2022	248,277	0.0
250,000		Laboratory Corp. of America Holdings, 4.700%, 02/01/2045	233,883	0.0
500,000		McKesson Corp., 2.284%, 03/15/2019	498,990	0.0
500,000		McKesson Corp., 2.850%, 03/15/2023	483,416	0.0
400,000		McKesson Corp., 3.796%, 03/15/2024	396,189	0.0

See Accompanying Notes to Financial Statements

112

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

350,000		Mead Johnson Nutrition Co., 3.000%, 11/15/2020	349,002	0.0
250,000		Mead Johnson Nutrition Co., 4.600%, 06/01/2044	257,459	0.0
500,000		Medtronic Global Holdings SCA, 1.700%, 03/28/2019	498,732	0.0
750,000		Medtronic, Inc., 2.500%, 03/15/2020	746,196	0.0
1,000,000		Medtronic, Inc., 3.150%, 03/15/2022	997,646	0.1
1,000,000		Medtronic, Inc., 3.500%, 03/15/2025	997,307	0.1
1,000,000		Medtronic, Inc., 4.375%, 03/15/2035	1,026,675	0.1
250,000		Medtronic, Inc., 4.625%, 03/15/2044	260,318	0.0
500,000		Medtronic, Inc., 4.625%, 03/15/2045	526,149	0.0
250,000		Merck & Co., Inc., 1.850%, 02/10/2020	247,772	0.0
1,000,000		Merck & Co., Inc., 2.750%, 02/10/2025	968,616	0.0
250,000		Merck & Co., Inc., 3.700%, 02/10/2045	241,050	0.0
1,000,000		Merck & Co., Inc., 4.150%, 05/18/2043	1,018,996	0.1
500,000		Molson Coors Brewing Co., 5.000%, 05/01/2042	472,773	0.0
200,000		Mylan, Inc., 4.200%, 11/29/2023	195,304	0.0
1,000,000	(1)	Mylan, Inc., 4.550%, 04/15/2028	934,295	0.0
1,000,000		Mylan NV, 3.150%, 06/15/2021	979,828	0.0
1,000,000		Mylan NV, 3.950%, 06/15/2026	914,741	0.0
500,000		Novartis Capital Corp., 2.400%, 05/17/2022	487,856	0.0
500,000		Novartis Capital Corp., 3.100%, 05/17/2027	484,941	0.0
500,000		Novartis Capital Corp., 3.400%, 05/06/2024	502,638	0.0
500,000		PepsiCo, Inc., 4.000%, 03/05/2042	493,255	0.0
500,000		PepsiCo, Inc., 2.250%, 05/02/2022	487,387	0.0
1,000,000		PepsiCo, Inc., 3.600%, 03/01/2024	1,015,708	0.1
250,000		PepsiCo, Inc., 4.250%, 10/22/2044	253,456	0.0
750,000		Perrigo Finance Unlimited Co., 3.900%, 12/15/2024	694,882	0.0
750,000		Pfizer, Inc., 3.400%, 05/15/2024	755,768	0.0
500,000		Pfizer, Inc., 3.600%, 09/15/2028	502,807	0.0
1,000,000		Pfizer, Inc., 4.100%, 09/15/2038	1,005,292	0.1
500,000		Pfizer, Inc., 4.125%, 12/15/2046	503,920	0.0
500,000		Pfizer, Inc., 4.000%, 12/15/2036	499,398	0.0
1,000,000		Pfizer, Inc., 4.200%, 09/15/2048	1,018,703	0.1
1,000,000		Pfizer, Inc., 4.300%, 06/15/2043	1,023,219	0.1
500,000		Philip Morris International, Inc., 1.875%, 02/25/2021	485,974	0.0
500,000		Philip Morris International, Inc., 2.125%, 05/10/2023	471,298	0.0
500,000		Philip Morris International, Inc., 2.000%, 02/21/2020	493,783	0.0
750,000		Philip Morris International, Inc., 2.500%, 11/02/2022	721,178	0.0
500,000		Philip Morris International, Inc., 2.625%, 02/18/2022	484,172	0.0
500,000		Philip Morris International, Inc., 2.750%, 02/25/2026	462,836	0.0
500,000		Philip Morris International, Inc., 3.125%, 03/02/2028	467,869	0.0
250,000		Philip Morris International, Inc., 3.250%, 11/10/2024	240,906	0.0
500,000		Philip Morris International, Inc., 3.875%, 08/21/2042	431,634	0.0
500,000		Reynolds American, Inc., 5.700%, 08/15/2035	489,965	0.0
1,250,000		Reynolds American, Inc., 6.150%, 09/15/2043	1,223,416	0.1
3,000,000		Reynolds American, Inc., 8.125%, 06/23/2019	3,060,872	0.1
1,000,000		Sanofi, 3.375%, 06/19/2023	1,005,409	0.1
1,000,000		Sanofi, 3.625%, 06/19/2028	1,016,304	0.1
3,330,000		Sanofi, 4.000%, 03/29/2021	3,406,680	0.1
750,000		Shire Acquisitions Investments Ireland DAC, 2.400%, 09/23/2021	725,679	0.0
500,000		Stryker Corp., 3.500%, 03/15/2026	481,790	0.0
500,000		Thermo Fisher Scientific, Inc., 3.000%, 04/15/2023	486,899	0.0
400,000		Thermo Fisher Scientific, Inc., 3.300%, 02/15/2022	398,571	0.0
250,000		Thermo Fisher Scientific, Inc., 4.150%, 02/01/2024	253,503	0.0
150,000		Tyson Foods, Inc., 2.650%, 08/15/2019	149,248	0.0
750,000		Tyson Foods, Inc., 3.550%, 06/02/2027	700,116	0.0
500,000		Unilever Capital Corp., 3.250%, 03/07/2024	497,144	0.0
1,000,000	(2)	Unilever Capital Corp., 3.500%, 03/22/2028	990,551	0.1
750,000		Unilever Capital Corp., 4.250%, 02/10/2021	769,319	0.0

See Accompanying Notes to Financial Statements

113

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

750,000	UnitedHealth Group, Inc., 1.625%, 03/15/2019	747,997	0.0
300,000	UnitedHealth Group, Inc., 2.300%, 12/15/2019	298,073	0.0
1,000,000	UnitedHealth Group, Inc., 2.375%, 10/15/2022	969,775	0.0
500,000	UnitedHealth Group, Inc., 2.750%, 02/15/2023	489,502	0.0
300,000	UnitedHealth Group, Inc., 2.875%, 12/15/2021	299,142	0.0
500,000	UnitedHealth Group, Inc., 2.875%, 03/15/2023	492,807	0.0
500,000	UnitedHealth Group, Inc., 2.950%, 10/15/2027	473,194	0.0
500,000	UnitedHealth Group, Inc., 3.100%, 03/15/2026	483,245	0.0
1,000,000	UnitedHealth Group, Inc., 3.375%, 11/15/2021	1,006,711	0.1
1,000,000	UnitedHealth Group, Inc., 3.500%, 06/15/2023	1,009,180	0.1
1,000,000	UnitedHealth Group, Inc., 3.850%, 06/15/2028	1,012,717	0.1
1,000,000	UnitedHealth Group, Inc., 4.250%, 04/15/2047	995,162	0.1
250,000	UnitedHealth Group, Inc., 4.625%, 07/15/2035	266,098	0.0
250,000	UnitedHealth Group, Inc., 4.750%, 07/15/2045	265,470	0.0
400,000	Verisk Analytics, Inc., 5.500%, 06/15/2045	406,798	0.0
500,000	Zoetis, Inc., 3.450%, 11/13/2020	501,500	0.0
500,000	Zoetis, Inc., 4.500%, 11/13/2025	514,130	0.0
		184,147,624	5.8

	Energy: 2.8%
1,000,000	Anadarko Petroleum Corp., 4.500%, 07/15/2044	851,461	0.0
625,000	Anadarko Petroleum Corp., 8.700%, 03/15/2019	631,469	0.0
427,000	Apache Corp., 3.250%, 04/15/2022	418,314	0.0
500,000	Apache Corp., 4.250%, 01/15/2044	404,498	0.0
1,000,000	Apache Corp., 4.375%, 10/15/2028	936,500	0.1
250,000	Boardwalk Pipelines L.P., 4.950%, 12/15/2024	253,811	0.0
500,000	Boardwalk Pipelines L.P., 5.950%, 06/01/2026	517,574	0.0
500,000	BP Capital Markets America, Inc., 2.112%, 09/16/2021	488,513	0.0
500,000	BP Capital Markets America, Inc., 2.520%, 09/19/2022	483,758	0.0
1,000,000	BP Capital Markets America, Inc., 2.750%, 05/10/2023	971,540	0.1
500,000	BP Capital Markets America, Inc., 3.017%, 01/16/2027	470,426	0.0
250,000	BP Capital Markets America, Inc., 3.119%, 05/04/2026	238,234	0.0
500,000	BP Capital Markets America, Inc., 3.216%, 11/28/2023	493,084	0.0
1,000,000	BP Capital Markets America, Inc., 3.937%, 09/21/2028	1,005,243	0.1
500,000	BP Capital Markets PLC, 2.315%, 02/13/2020	495,749	0.0
500,000	BP Capital Markets PLC, 3.062%, 03/17/2022	495,803	0.0
250,000	BP Capital Markets PLC, 3.535%, 11/04/2024	247,982	0.0
500,000	BP Capital Markets PLC, 3.814%, 02/10/2024	505,196	0.0
250,000	Canadian Natural Resources Ltd., 3.800%, 04/15/2024	246,805	0.0
500,000	Chevron Corp., 1.561%, 05/16/2019	497,329	0.0
500,000	Chevron Corp., 1.991%, 03/03/2020	495,575	0.0
500,000	Chevron Corp., 2.100%, 05/16/2021	490,498	0.0
300,000	Chevron Corp., 2.355%, 12/05/2022	290,662	0.0
500,000	Chevron Corp., 2.498%, 03/03/2022	490,553	0.0
500,000	Chevron Corp., 2.566%, 05/16/2023	487,208	0.0
500,000	Chevron Corp., 2.895%, 03/03/2024	488,278	0.0
500,000	Chevron Corp., 2.954%, 05/16/2026	482,058	0.0
500,000	Chevron Corp., 3.326%, 11/17/2025	496,750	0.0
500,000	CNOOC Finance 2013 Ltd., 3.000%, 05/09/2023	483,275	0.0
750,000	CNOOC Finance 2015 USA LLC, 3.500%, 05/05/2025	727,709	0.0
750,000	CNOOC Nexen Finance 2014 ULC, 4.250%, 04/30/2024	761,600	0.0
250,000	CNOOC Nexen Finance 2014 ULC, 4.875%, 04/30/2044	265,029	0.0
129,000	ConocoPhillips Co., 4.150%, 11/15/2034	123,179	0.0

See Accompanying Notes to Financial Statements

114

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

500,000	ConocoPhillips Co., 4.300%, 11/15/2044	495,937	0.0
500,000	ConocoPhillips Co., 4.950%, 03/15/2026	535,791	0.0
2,000,000	ConocoPhillips, 6.500%, 02/01/2039	2,491,108	0.1
400,000	Devon Energy Corp., 3.250%, 05/15/2022	390,069	0.0
750,000	Devon Energy Corp., 4.000%, 07/15/2021	751,118	0.0
1,000,000	Devon Energy Corp., 5.000%, 06/15/2045	889,804	0.0
500,000	Ecopetrol SA, 4.125%, 01/16/2025	475,625	0.0
250,000	Enbridge, Inc., 3.500%, 06/10/2024	243,699	0.0
250,000	Enbridge, Inc., 4.500%, 06/10/2044	240,097	0.0
500,000	Energy Transfer Operating L.P., 3.600%, 02/01/2023	482,139	0.0
500,000	Energy Transfer Operating L.P., 4.150%, 10/01/2020	503,125	0.0
800,000	Energy Transfer Operating L.P., 6.125%, 12/15/2045	785,818	0.0
1,809,000	Energy Transfer Operating L.P., 6.500%, 02/01/2042	1,812,874	0.1
500,000	Enterprise Products Operating LLC, 2.850%, 04/15/2021	495,264	0.0
500,000	Enterprise Products Operating LLC, 3.700%, 02/15/2026	493,649	0.0
100,000	Enterprise Products Operating LLC, 3.750%, 02/15/2025	99,122	0.0
500,000	Enterprise Products Operating LLC, 3.950%, 02/15/2027	498,919	0.0
300,000	Enterprise Products Operating LLC, 4.450%, 02/15/2043	273,546	0.0
1,100,000	Enterprise Products Operating LLC, 4.850%, 03/15/2044	1,071,765	0.1
1,750,000	Enterprise Products Operating LLC, 4.900%, 05/15/2046	1,703,520	0.1
400,000	EOG Resources, Inc., 2.450%, 04/01/2020	396,192	0.0
1,950,000	EOG Resources, Inc., 2.625%, 03/15/2023	1,875,093	0.1
250,000	EOG Resources, Inc., 4.150%, 01/15/2026	257,090	0.0
250,000	Equinor ASA, 2.250%, 11/08/2019	248,115	0.0
250,000	Equinor ASA, 2.750%, 11/10/2021	248,073	0.0
500,000	Equinor ASA, 3.625%, 09/10/2028	500,059	0.0
500,000	Equinor ASA, 3.950%, 05/15/2043	478,906	0.0
500,000	Exxon Mobil Corp., 2.726%, 03/01/2023	491,950	0.0
500,000	Exxon Mobil Corp., 3.043%, 03/01/2026	488,493	0.0
500,000	Exxon Mobil Corp., 4.114%, 03/01/2046	510,664	0.0
500,000	Halliburton Co., 3.500%, 08/01/2023	496,800	0.0
500,000	Halliburton Co., 3.800%, 11/15/2025	485,625	0.0
500,000	Halliburton Co., 4.750%, 08/01/2043	479,089	0.0
500,000	Halliburton Co., 4.850%, 11/15/2035	492,831	0.0
1,000,000	Hess Corp., 5.600%, 02/15/2041	887,811	0.0
500,000	Kinder Morgan Energy Partners L.P., 3.500%, 03/01/2021	498,982	0.0
500,000	Kinder Morgan Energy Partners L.P., 3.500%, 09/01/2023	489,542	0.0
167,000	Kinder Morgan Energy Partners L.P., 3.950%, 09/01/2022	167,053	0.0
400,000	Kinder Morgan Energy Partners L.P., 4.300%, 05/01/2024	400,467	0.0
400,000	Kinder Morgan Energy Partners L.P., 5.400%, 09/01/2044	384,103	0.0
2,825,000	Kinder Morgan Energy Partners L.P., 6.950%, 01/15/2038	3,162,575	0.1
500,000	Kinder Morgan, Inc./DE, 4.300%, 06/01/2025	498,206	0.0
500,000	Kinder Morgan, Inc./DE, 5.050%, 02/15/2046	458,893	0.0
500,000	Kinder Morgan, Inc./DE, 5.550%, 06/01/2045	497,491	0.0
1,500,000	Magellan Midstream Partners L.P., 4.200%, 12/01/2042	1,337,625	0.1
600,000	Magellan Midstream Partners L.P., 6.550%, 07/15/2019	608,946	0.0
500,000	Marathon Oil Corp., 2.800%, 11/01/2022	470,011	0.0
250,000	Marathon Oil Corp., 3.850%, 06/01/2025	234,958	0.0
500,000	Marathon Oil Corp., 5.200%, 06/01/2045	464,179	0.0
400,000	Marathon Petroleum Corp., 4.750%, 09/15/2044	354,327	0.0
1,000,000	MPLX L.P., 4.000%, 03/15/2028	939,577	0.1
1,000,000	MPLX L.P., 4.875%, 12/01/2024	1,019,106	0.1
300,000	Noble Energy, Inc., 3.900%, 11/15/2024	290,957	0.0
700,000	Noble Energy, Inc., 5.050%, 11/15/2044	605,706	0.0
1,000,000	Occidental Petroleum Corp., 3.400%, 04/15/2026	979,819	0.1
500,000	Occidental Petroleum Corp., 4.100%, 02/15/2047	468,229	0.0
250,000	Occidental Petroleum Corp., 4.625%, 06/15/2045	249,106	0.0

See Accompanying Notes to Financial Statements

115

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

1,000,000	ONEOK Partners L.P., 6.200%, 09/15/2043	1,076,549	0.1
125,000	Petroleos Mexicanos, 4.250%, 01/15/2025	109,563	0.0
500,000	Petroleos Mexicanos, 4.875%, 01/18/2024	467,250	0.0
2,500,000	Petroleos Mexicanos, 5.350%, 02/12/2028	2,187,500	0.1
500,000	Petroleos Mexicanos, 5.500%, 06/27/2044	380,340	0.0
3,680,000	Petroleos Mexicanos, 6.000%, 03/05/2020	3,751,760	0.1
2,000,000	Petroleos Mexicanos, 6.625%, 06/15/2038	1,720,000	0.1
1,000,000	Phillips 66, 3.289%, (US0003M + 0.600%), 02/26/2021	989,124	0.1
1,500,000	Phillips 66, 3.900%, 03/15/2028	1,452,612	0.1
250,000	Phillips 66, 4.650%, 11/15/2034	244,417	0.0
500,000	Pioneer Natural Resources Co., 3.950%, 07/15/2022	501,844	0.0
300,000	Plains All American Pipeline L.P. / PAA Finance Corp., 2.850%, 01/31/2023	283,040	0.0
275,000	Plains All American Pipeline L.P. / PAA Finance Corp., 3.650%, 06/01/2022	270,177	0.0
750,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.650%, 10/15/2025	738,974	0.0
250,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.700%, 06/15/2044	215,526	0.0
500,000	Shell International Finance BV, 1.750%, 09/12/2021	483,325	0.0
500,000	Shell International Finance BV, 2.250%, 11/10/2020	494,077	0.0
1,040,000	Shell International Finance BV, 2.875%, 05/10/2026	997,487	0.1
1,000,000	Shell International Finance BV, 3.250%, 05/11/2025	987,321	0.1
500,000	Shell International Finance BV, 3.750%, 09/12/2046	466,733	0.0
1,500,000	Shell International Finance BV, 4.125%, 05/11/2035	1,506,131	0.1
250,000	Shell International Finance BV, 4.375%, 05/11/2045	257,919	0.0
600,000	Spectra Energy Partners L.P., 4.500%, 03/15/2045	545,243	0.0
1,450,000	Suncor Energy, Inc., 6.500%, 06/15/2038	1,673,801	0.1
500,000	Sunoco Logistics Partners Operations L.P., 3.450%, 01/15/2023	483,929	0.0
500,000	Sunoco Logistics Partners Operations L.P., 4.400%, 04/01/2021	505,793	0.0
500,000	Sunoco Logistics Partners Operations L.P., 4.950%, 01/15/2043	420,195	0.0
2,000,000	TC Pipelines L.P., 4.650%, 06/15/2021	2,028,344	0.1
500,000	Total Capital Canada Ltd., 2.750%, 07/15/2023	489,267	0.0
500,000	Total Capital International SA, 2.750%, 06/19/2021	497,298	0.0
1,500,000	Total Capital SA, 4.450%, 06/24/2020	1,530,883	0.1
2,000,000	TransCanada PipeLines Ltd., 4.625%, 03/01/2034	1,918,702	0.1
1,000,000	TransCanada Pipelines Ltd., 7.625%, 01/15/2039	1,250,341	0.1
1,000,000	Valero Energy Corp., 6.625%, 06/15/2037	1,099,707	0.1
400,000	Williams Partners L.P., 3.600%, 03/15/2022	393,006	0.0
400,000	Williams Partners L.P., 4.000%, 09/15/2025	386,960	0.0
500,000	Williams Partners L.P., 4.300%, 03/04/2024	498,795	0.0
500,000	Williams Partners L.P., 5.100%, 09/15/2045	464,153	0.0
500,000	Williams Partners L.P., 5.400%, 03/04/2044	478,730	0.0
		88,632,117	2.8

	Financial: 10.0%
1,000,000	Aflac, Inc., 3.625%, 06/15/2023	1,003,872	0.1
500,000	American International Group, Inc., 2.300%, 07/16/2019	497,978	0.0
500,000	American International Group, Inc., 3.300%, 03/01/2021	498,545	0.0
1,000,000	American International Group, Inc., 3.750%, 07/10/2025	959,276	0.0
900,000	American International Group, Inc., 4.500%, 07/16/2044	806,522	0.0
250,000	American International Group, Inc., 4.700%, 07/10/2035	238,365	0.0
500,000	American International Group, Inc., 4.875%, 06/01/2022	519,144	0.0
500,000	Air Lease Corp., 3.000%, 09/15/2023	469,986	0.0
500,000	Air Lease Corp., 3.500%, 01/15/2022	492,376	0.0

See Accompanying Notes to Financial Statements

116

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

400,000		Alexandria Real Estate Equities, Inc., 2.750%, 01/15/2020	396,930	0.0
1,500,000		Allstate Corp./The, 3.150%, 06/15/2023	1,499,543	0.1
1,000,000		Allstate Corp., 3.280%, 12/15/2026	982,286	0.1
750,000		American Express Co., 3.000%, 10/30/2024	719,953	0.0
1,000,000		American Express Co., 3.400%, 02/27/2023	991,587	0.1
500,000		American Express Credit Corp., 2.200%, 03/03/2020	494,672	0.0
500,000		American Express Credit Corp., 2.700%, 03/03/2022	490,297	0.0
1,000,000		American Express Credit Corp., 3.300%, 05/03/2027	974,161	0.0
500,000		American Tower Corp., 3.375%, 10/15/2026	466,186	0.0
500,000		American Tower Corp., 3.400%, 02/15/2019	500,297	0.0
1,000,000		American Tower Corp., 3.500%, 01/31/2023	983,641	0.1
750,000		American Tower Corp., 3.550%, 07/15/2027	705,256	0.0
667,000		American Tower Corp., 4.700%, 03/15/2022	685,512	0.0
1,000,000		Aon PLC, 4.450%, 05/24/2043	911,085	0.0
500,000		Aon PLC, 4.600%, 06/14/2044	479,125	0.0
500,000		Aon PLC, 4.750%, 05/15/2045	493,082	0.0
400,000	(2)	Assured Guaranty US Holdings, Inc., 5.000%, 07/01/2024	414,170	0.0
1,000,000		Australia & New Zealand Banking Group Ltd/New York NY, 2.625%, 11/09/2022	971,592	0.0
500,000		AvalonBay Communities, Inc., 2.850%, 03/15/2023	489,151	0.0
500,000		AvalonBay Communities, Inc., 2.950%, 09/15/2022	492,589	0.0
600,000		Banco Santander SA, 3.125%, 02/23/2023	567,777	0.0
800,000		Banco Santander SA, 3.500%, 04/11/2022	785,636	0.0
600,000		Banco Santander SA, 3.800%, 02/23/2028	535,001	0.0
400,000		Banco Santander SA, 4.250%, 04/11/2027	374,560	0.0
400,000		Banco Santander SA, 5.179%, 11/19/2025	398,768	0.0
200,000		Bank of America Corp., 2.625%, 04/19/2021	197,338	0.0
500,000		Bank of America Corp., 2.650%, 04/01/2019	499,496	0.0
1,000,000	(3)	Bank of America Corp., 2.738%, 01/23/2022	985,085	0.1
500,000	(3)	Bank of America Corp., 2.881%, 04/24/2023	486,501	0.0
1,000,000	(3)	Bank of America Corp., 3.093%, 10/01/2025	948,855	0.0
4,000,000		Bank of America Corp., 3.300%, 01/11/2023	3,941,419	0.1
1,000,000	(3)	Bank of America Corp., 3.366%, 01/23/2026	957,271	0.0
2,384,000	(3)	Bank of America Corp., 3.419%, 12/20/2028	2,230,871	0.1
1,000,000		Bank of America Corp., 3.500%, 04/19/2026	964,049	0.0
500,000	(3)	Bank of America Corp., 3.550%, 03/05/2024	494,209	0.0
750,000	(3)	Bank of America Corp., 3.705%, 04/24/2028	720,610	0.0
1,020,000	(3)	Bank of America Corp., 3.824%, 01/20/2028	991,049	0.1
1,500,000		Bank of America Corp., 3.950%, 04/21/2025	1,455,230	0.1
1,000,000		Bank of America Corp., 4.100%, 07/24/2023	1,014,131	0.1
1,280,000		Bank of America Corp., 4.183%, 11/25/2027	1,233,250	0.1
271,000		Bank of America Corp., 4.000%, 04/01/2024	272,675	0.0
1,000,000		Bank of America Corp., 4.250%, 10/22/2026	974,054	0.0
2,000,000		Bank of America Corp., 4.450%, 03/03/2026	1,981,845	0.1
750,000		Bank of Montreal, 2.350%, 09/11/2022	724,840	0.0
1,000,000	(3)	Bank of Montreal, 3.803%, 12/15/2032	927,250	0.0
500,000		Bank of New York Mellon Corp./The, 2.600%, 02/07/2022	490,660	0.0
750,000	(3)	Bank of New York Mellon Corp./The, 2.661%, 05/16/2023	729,754	0.0
1,000,000		Bank of New York Mellon Corp./The, 2.950%, 01/29/2023	984,767	0.1
750,000		Bank of New York Mellon Corp./The, 3.250%, 05/16/2027	725,909	0.0
500,000	(3)	Bank of New York Mellon Corp./The, 3.442%, 02/07/2028	488,650	0.0
500,000		Bank of New York Mellon Corp., 2.200%, 08/16/2023	475,047	0.0
500,000		Bank of New York Mellon Corp., 2.500%, 04/15/2021	493,988	0.0
700,000		Bank of New York Mellon Corp., 3.000%, 10/30/2028	644,137	0.0
500,000		Bank of Nova Scotia/The, 2.050%, 06/05/2019	498,061	0.0
500,000		Bank of Nova Scotia/The, 2.450%, 09/19/2022	482,988	0.0
1,000,000		Bank of Nova Scotia, 1.850%, 04/14/2020	988,660	0.1
500,000		Bank of Nova Scotia, 4.500%, 12/16/2025	498,827	0.0
750,000		Barclays PLC, 2.875%, 06/08/2020	737,186	0.0
750,000		Barclays PLC, 3.250%, 01/12/2021	735,615	0.0

See Accompanying Notes to Financial Statements

117

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

750,000		Barclays PLC, 4.375%, 01/12/2026	713,948	0.0
1,000,000		Barclays PLC, 5.200%, 05/12/2026	960,365	0.0
250,000		Barclays PLC, 5.250%, 08/17/2045	231,892	0.0
500,000		BB&T Corp., 2.150%, 02/01/2021	489,629	0.0
250,000		BB&T Corp., 2.450%, 01/15/2020	248,308	0.0
750,000		BB&T Corp., 2.850%, 10/26/2024	721,140	0.0
1,000,000		BB&T Corp., 3.950%, 03/22/2022	1,013,495	0.1
1,020,000		Berkshire Hathaway Finance Corp., 3.000%, 05/15/2022	1,018,097	0.1
1,000,000		Berkshire Hathaway, Inc., 2.750%, 03/15/2023	982,196	0.1
1,000,000		Berkshire Hathaway, Inc., 3.125%, 03/15/2026	970,652	0.0
500,000		BlackRock, Inc., 5.000%, 12/10/2019	509,044	0.0
250,000		BNP Paribas SA, 2.450%, 03/17/2019	249,718	0.0
500,000		BNP Paribas SA, 3.250%, 03/03/2023	490,316	0.0
1,000,000	(1)	BNP Paribas SA, 3.500%, 11/16/2027	923,384	0.0
3,500,000		Boston Properties L.P., 5.625%, 11/15/2020	3,628,923	0.1
1,000,000	(1)	BPCE SA, 2.750%, 01/11/2023	959,751	0.0
1,000,000	(1)	BPCE SA, 3.250%, 01/11/2028	928,618	0.0
1,000,000		Branch Banking & Trust Co., 2.250%, 06/01/2020	987,627	0.1
500,000		Branch Banking & Trust Co., 3.625%, 09/16/2025	490,885	0.0
400,000		Branch Banking & Trust Co., 3.800%, 10/30/2026	397,046	0.0
500,000		Capital One Financial Corp., 2.450%, 04/24/2019	499,235	0.0
500,000		Capital One Financial Corp., 3.200%, 01/30/2023	486,992	0.0
500,000		Capital One Financial Corp., 3.200%, 02/05/2025	467,606	0.0
500,000		Capital One Financial Corp., 3.300%, 10/30/2024	473,454	0.0
500,000		Capital One Financial Corp., 3.750%, 04/24/2024	488,199	0.0
500,000		Capital One Financial Corp., 3.750%, 07/28/2026	458,941	0.0
500,000		Capital One Financial Corp., 3.800%, 01/31/2028	463,223	0.0
500,000		Capital One Financial Corp., 4.200%, 10/29/2025	483,841	0.0
1,000,000		Charles Schwab Corp./The, 2.650%, 01/25/2023	976,676	0.0
1,000,000		Charles Schwab Corp./The, 3.200%, 01/25/2028	960,037	0.0
1,000,000		Chubb Corp./The, 6.000%, 05/11/2037	1,214,458	0.1
750,000		Chubb INA Holdings, Inc., 2.700%, 03/13/2023	733,289	0.0
500,000		Citibank NA, 2.100%, 06/12/2020	491,752	0.0
500,000		Citigroup, Inc., 2.500%, 07/29/2019	498,369	0.0
750,000		Citigroup, Inc., 2.700%, 10/27/2022	723,573	0.0
500,000	(3)	Citigroup, Inc., 2.876%, 07/24/2023	484,121	0.0
1,000,000	(3)	Citigroup, Inc., 3.142%, 01/24/2023	982,917	0.1
500,000		Citigroup, Inc., 3.400%, 05/01/2026	471,296	0.0
1,000,000		Citigroup, Inc., 3.500%, 05/15/2023	982,669	0.1
1,000,000	(3)	Citigroup, Inc., 3.878%, 01/24/2039	900,580	0.0
1,500,000	(3)	Citigroup, Inc., 3.887%, 01/10/2028	1,444,337	0.1
750,000		Citigroup, Inc., 4.050%, 07/30/2022	753,994	0.0
1,500,000		Citigroup, Inc., 4.125%, 07/25/2028	1,410,161	0.1
700,000		Citigroup, Inc., 4.000%, 08/05/2024	692,374	0.0
500,000		Citigroup, Inc., 4.300%, 11/20/2026	481,851	0.0
500,000		Citigroup, Inc., 4.400%, 06/10/2025	489,941	0.0
1,000,000		Citigroup, Inc., 4.450%, 09/29/2027	965,275	0.0
500,000		Citigroup, Inc., 4.600%, 03/09/2026	494,451	0.0
793,000		Citigroup, Inc., 5.300%, 05/06/2044	794,006	0.0
615,000		Citigroup, Inc., 8.125%, 07/15/2039	855,747	0.0
500,000		Citizens Bank NA/Providence RI, 2.550%, 05/13/2021	489,304	0.0
1,000,000		CME Group, Inc., 3.000%, 09/15/2022	997,160	0.1
300,000		CNA Financial Corp., 4.500%, 03/01/2026	303,036	0.0
500,000		Comerica Bank, 2.500%, 06/02/2020	493,817	0.0
500,000		Comerica, Inc., 2.125%, 05/23/2019	497,778	0.0
250,000		Comerica, Inc., 3.800%, 07/22/2026	243,432	0.0
250,000		Compass Bank, 2.750%, 09/29/2019	248,735	0.0
500,000		Cooperatieve Rabobank UA/NY, 1.375%, 08/09/2019	495,212	0.0

See Accompanying Notes to Financial Statements

118

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

500,000		Cooperatieve Rabobank UA/NY, 2.250%, 01/14/2019	499,841	0.0
500,000		Cooperatieve Rabobank UA, 3.750%, 07/21/2026	469,562	0.0
500,000		Cooperatieve Rabobank UA, 3.950%, 11/09/2022	498,783	0.0
750,000		Cooperatieve Rabobank UA, 4.500%, 01/11/2021	767,851	0.0
500,000		Cooperatieve Rabobank UA, 4.375%, 08/04/2025	491,992	0.0
10,000,000	(1),(2)	CPPIB Capital, Inc., 3.125%, 09/25/2023	10,153,022	0.3
750,000	(1)	Credit Suisse Group AG, 3.574%, 01/09/2023	732,284	0.0
750,000	(1)	Credit Suisse Group AG, 4.282%, 01/09/2028	724,747	0.0
1,000,000		Credit Suisse Group Funding Guernsey Ltd., 3.450%, 04/16/2021	996,914	0.1
1,000,000		Credit Suisse Group Funding Guernsey Ltd., 3.800%, 06/09/2023	982,217	0.1
1,000,000		Crown Castle International Corp., 3.150%, 07/15/2023	962,227	0.0
750,000		Deutsche Bank AG/New York NY, 2.950%, 08/20/2020	728,123	0.0
500,000		Deutsche Bank AG/New York NY, 3.125%, 01/13/2021	484,123	0.0
500,000		Deutsche Bank AG/New York NY, 3.150%, 01/22/2021	483,452	0.0
500,000		Deutsche Bank AG/New York NY, 3.375%, 05/12/2021	482,774	0.0
400,000	(2)	Deutsche Bank AG/New York NY, 4.100%, 01/13/2026	367,509	0.0
500,000		Deutsche Bank AG, 2.850%, 05/10/2019	497,039	0.0
800,000	(1)	Dexia Credit Local SA, 2.500%, 01/25/2021	795,808	0.0
500,000		Discover Bank, 3.100%, 06/04/2020	496,672	0.0
500,000		Discover Bank, 3.200%, 08/09/2021	495,091	0.0
500,000		Discover Bank, 4.200%, 08/08/2023	500,602	0.0
400,000		Discover Bank, 4.250%, 03/13/2026	391,259	0.0
500,000		EPR Properties, 4.500%, 04/01/2025	494,323	0.0
500,000		ERP Operating L.P., 4.500%, 07/01/2044	505,684	0.0
750,000		Fifth Third Bancorp, 2.600%, 06/15/2022	730,144	0.0
1,000,000		Fifth Third Bancorp, 3.500%, 03/15/2022	1,002,409	0.1
1,000,000		Fifth Third Bancorp, 3.950%, 03/14/2028	994,511	0.1
400,000		Fifth Third Bancorp, 4.300%, 01/16/2024	404,971	0.0
500,000		Fifth Third Bank/Cincinnati OH, 2.200%, 10/30/2020	490,368	0.0
250,000		First Tennessee Bank NA, 2.950%, 12/01/2019	248,121	0.0
5,801,000		GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	4,894,156	0.2
500,000		Goldman Sachs Group, Inc./The, 2.875%, 02/25/2021	491,687	0.0
1,580,000	(3)	Goldman Sachs Group, Inc./The, 2.876%, 10/31/2022	1,535,058	0.1
500,000		Goldman Sachs Group, Inc./The, 3.200%, 02/23/2023	485,419	0.0
500,000		Goldman Sachs Group, Inc./The, 3.500%, 11/16/2026	462,537	0.0
500,000		Goldman Sachs Group, Inc./The, 3.750%, 02/25/2026	473,781	0.0
500,000	(3)	Goldman Sachs Group, Inc./The, 3.814%, 04/23/2029	467,632	0.0
500,000		Goldman Sachs Group, Inc./The, 3.850%, 01/26/2027	471,055	0.0
500,000		Goldman Sachs Group, Inc., 2.550%, 10/23/2019	496,946	0.0
2,050,000		Goldman Sachs Group, Inc., 3.625%, 01/22/2023	2,019,512	0.1
500,000		Goldman Sachs Group, Inc., 3.750%, 05/22/2025	478,997	0.0
1,000,000		Goldman Sachs Group, Inc., 3.850%, 07/08/2024	978,214	0.1
750,000		Goldman Sachs Group, Inc., 5.750%, 01/24/2022	785,572	0.0
4,000,000		Goldman Sachs Group, Inc., 6.750%, 10/01/2037	4,529,088	0.2
500,000		HCP, Inc., 2.625%, 02/01/2020	496,511	0.0
250,000		HCP, Inc., 3.875%, 08/15/2024	246,329	0.0
500,000		HCP, Inc., 4.000%, 06/01/2025	490,357	0.0
500,000		Hospitality Properties Trust, 4.500%, 06/15/2023	504,682	0.0
500,000		Hospitality Properties Trust, 5.000%, 08/15/2022	511,065	0.0
750,000		Host Hotels & Resorts L.P., 3.750%, 10/15/2023	736,383	0.0
400,000		HSBC Holdings PLC, 3.400%, 03/08/2021	398,941	0.0
750,000	(3)	HSBC Holdings PLC, 4.292%, 09/12/2026	741,291	0.0
300,000		HSBC Holdings PLC, 4.300%, 03/08/2026	296,338	0.0
500,000		HSBC Holdings PLC, 4.375%, 11/23/2026	485,106	0.0

See Accompanying Notes to Financial Statements

119

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

500,000	(3)	HSBC Holdings PLC, 4.583%, 06/19/2029	496,479	0.0
500,000	(3)	HSBC Holdings PLC, 6.000%, 12/31/2199	451,490	0.0
3,400,000		HSBC Holdings PLC, 6.500%, 09/15/2037	3,868,174	0.1
250,000		HSBC USA, Inc., 2.250%, 06/23/2019	249,019	0.0
250,000		HSBC USA, Inc., 3.500%, 06/23/2024	246,252	0.0
1,000,000		Huntington National Bank/The, 3.550%, 10/06/2023	995,856	0.1
500,000		ING Groep NV, 3.150%, 03/29/2022	491,972	0.0
1,000,000		Jefferies Group LLC / Jefferies Group Capital Finance, Inc., 4.150%, 01/23/2030	859,915	0.0
900,000		Jefferies Group LLC, 5.125%, 01/20/2023	921,007	0.0
750,000		JPMorgan Chase & Co., 2.700%, 05/18/2023	720,794	0.0
1,000,000		JPMorgan Chase & Co., 2.750%, 06/23/2020	994,327	0.1
500,000		JPMorgan Chase & Co., 2.950%, 10/01/2026	462,482	0.0
750,000		JPMorgan Chase & Co., 3.125%, 01/23/2025	715,418	0.0
750,000	(3)	JPMorgan Chase & Co., 3.220%, 03/01/2025	724,946	0.0
1,500,000		JPMorgan Chase & Co., 3.375%, 05/01/2023	1,467,986	0.1
1,000,000	(3)	JPMorgan Chase & Co., 3.509%, 01/23/2029	948,222	0.0
750,000	(3)	JPMorgan Chase & Co., 3.540%, 05/01/2028	716,294	0.0
1,000,000	(3)	JPMorgan Chase & Co., 3.782%, 02/01/2028	972,244	0.0
500,000		JPMorgan Chase & Co., 3.875%, 09/10/2024	493,295	0.0
750,000	(3)	JPMorgan Chase & Co., 3.882%, 07/24/2038	684,644	0.0
1,000,000		JPMorgan Chase & Co., 4.125%, 12/15/2026	981,423	0.1
1,000,000		JPMorgan Chase & Co., 4.250%, 10/01/2027	986,746	0.1
1,000,000	(3)	JPMorgan Chase & Co., 4.260%, 02/22/2048	933,607	0.0
4,000,000		JPMorgan Chase & Co., 4.500%, 01/24/2022	4,123,126	0.1
2,375,000		JPMorgan Chase & Co., 5.500%, 10/15/2040	2,638,928	0.1
1,000,000	(3)	JPMorgan Chase Bank NA, 2.604%, 02/01/2021	992,101	0.1
500,000		Kemper Corp., 4.350%, 02/15/2025	494,445	0.0
500,000		KeyBank NA/Cleveland OH, 2.300%, 09/14/2022	481,736	0.0
500,000		KeyBank NA/Cleveland OH, 2.350%, 03/08/2019	499,369	0.0
750,000		KeyBank NA/Cleveland OH, 2.400%, 06/09/2022	726,906	0.0
1,000,000		KeyBank NA/Cleveland OH, 3.350%, 06/15/2021	1,003,786	0.1
500,000		KeyBank NA/Cleveland OH, 3.400%, 05/20/2026	480,338	0.0
400,000		Kilroy Realty L.P., 4.250%, 08/15/2029	391,637	0.0
250,000		Kilroy Realty L.P., 4.375%, 10/01/2025	251,340	0.0
3,000,000	(2)	Kreditanstalt fuer Wiederaufbau, 1.250%, 09/30/2019	2,969,862	0.1
1,000,000		Kreditanstalt fuer Wiederaufbau, 1.625%, 03/15/2021	979,404	0.1
2,000,000		Kreditanstalt fuer Wiederaufbau, 1.875%, 11/30/2020	1,971,180	0.1
3,000,000	(2)	Kreditanstalt fuer Wiederaufbau, 2.125%, 03/07/2022	2,955,120	0.1
10,000,000	(2)	Kreditanstalt fuer Wiederaufbau, 2.625%, 01/25/2022	10,001,991	0.3
750,000		Liberty Property L.P., 3.250%, 10/01/2026	701,888	0.0
750,000		Lincoln National Corp., 3.625%, 12/12/2026	727,803	0.0
1,000,000		Lincoln National Corp., 3.800%, 03/01/2028	972,304	0.0
500,000		Lincoln National Corp., 4.200%, 03/15/2022	508,671	0.0
500,000	(3)	Lloyds Banking Group PLC, 2.907%, 11/07/2023	473,202	0.0
750,000		Lloyds Banking Group PLC, 3.000%, 01/11/2022	726,019	0.0
500,000	(3)	Lloyds Banking Group PLC, 3.574%, 11/07/2028	445,841	0.0
500,000		Lloyds Banking Group PLC, 4.650%, 03/24/2026	471,023	0.0
250,000		Loews Corp., 3.750%, 04/01/2026	248,119	0.0
250,000		Manufacturers & Traders Trust Co., 2.250%, 07/25/2019	249,142	0.0
1,000,000		Manufacturers & Traders Trust Co., 2.500%, 05/18/2022	971,814	0.0
1,000,000		Manufacturers & Traders Trust Co., 2.625%, 01/25/2021	986,936	0.1
500,000	(3)	Manulife Financial Corp., 4.061%, 02/24/2032	472,561	0.0
500,000		Manulife Financial Corp., 4.150%, 03/04/2026	505,705	0.0
500,000		Manulife Financial Corp., 5.375%, 03/04/2046	539,342	0.0
1,000,000		Markel Corp., 3.625%, 03/30/2023	994,878	0.1
400,000		Marsh & McLennan Cos, Inc., 3.500%, 03/10/2025	393,655	0.0
1,000,000		Mastercard, Inc., 3.500%, 02/26/2028	1,002,323	0.1

See Accompanying Notes to Financial Statements

120

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

500,000		MetLife, Inc., 3.048%, 12/15/2022	493,065	0.0
500,000		MetLife, Inc., 3.600%, 04/10/2024	503,768	0.0
1,000,000		MetLife, Inc., 3.600%, 11/13/2025	987,952	0.1
500,000		MetLife, Inc., 4.050%, 03/01/2045	464,563	0.0
400,000		MetLife, Inc., 4.125%, 08/13/2042	375,217	0.0
300,000		MetLife, Inc., 4.721%, 12/15/2044	306,429	0.0
500,000	(1)	Metropolitan Life Global Funding I, 1.950%, 09/15/2021	482,908	0.0
750,000	(1)	Metropolitan Life Global Funding I, 3.450%, 12/18/2026	735,595	0.0
432,000		Mitsubishi UFJ Financial Group, Inc., 2.950%, 03/01/2021	427,778	0.0
500,000		Mitsubishi UFJ Financial Group, Inc., 3.455%, 03/02/2023	497,188	0.0
500,000		Mitsubishi UFJ Financial Group, Inc., 3.777%, 03/02/2025	500,186	0.0
750,000		Mitsubishi UFJ Financial Group, Inc., 3.850%, 03/01/2026	747,288	0.0
500,000		Mizuho Financial Group, Inc., 2.601%, 09/11/2022	483,839	0.0
500,000		Mizuho Financial Group, Inc., 3.170%, 09/11/2027	471,017	0.0
1,000,000		Mizuho Financial Group, Inc., 3.549%, 03/05/2023	998,400	0.1
500,000	(3)	Mizuho Financial Group, Inc., 3.922%, 09/11/2024	505,577	0.0
500,000	(3)	Mizuho Financial Group, Inc., 4.254%, 09/11/2029	505,373	0.0
1,000,000		Morgan Stanley, 2.500%, 04/21/2021	980,210	0.1
750,000		Morgan Stanley, 2.625%, 11/17/2021	732,287	0.0
1,000,000		Morgan Stanley, 3.125%, 01/23/2023	977,091	0.1
500,000		Morgan Stanley, 3.125%, 07/27/2026	461,950	0.0
1,750,000	(3)	Morgan Stanley, 3.591%, 07/22/2028	1,655,797	0.1
750,000		Morgan Stanley, 3.625%, 01/20/2027	713,917	0.0
500,000		Morgan Stanley, 3.700%, 10/23/2024	492,038	0.0
1,000,000	(3)	Morgan Stanley, 3.772%, 01/24/2029	958,427	0.0
750,000		Morgan Stanley, 3.875%, 04/29/2024	746,896	0.0
500,000		Morgan Stanley, 3.875%, 01/27/2026	488,366	0.0
750,000		Morgan Stanley, 3.950%, 04/23/2027	708,712	0.0
1,000,000		Morgan Stanley, 4.100%, 05/22/2023	1,002,381	0.1
750,000		Morgan Stanley, 4.000%, 07/23/2025	740,877	0.0
500,000		Morgan Stanley, 4.350%, 09/08/2026	486,931	0.0
800,000		Morgan Stanley, 4.875%, 11/01/2022	825,068	0.0
1,000,000		Morgan Stanley, 5.000%, 11/24/2025	1,021,608	0.1
500,000		MUFG Union Bank NA, 2.250%, 05/06/2019	498,428	0.0
500,000		National Australia Bank Ltd./New York, 2.500%, 07/12/2026	456,390	0.0
500,000		National Australia Bank Ltd./New York, 2.800%, 01/10/2022	490,314	0.0
1,000,000		National Australia Bank Ltd./New York, 2.875%, 04/12/2023	969,788	0.0
300,000		National Retail Properties, Inc., 4.000%, 11/15/2025	297,397	0.0
250,000		National Rural Utilities Cooperative Finance Corp., 2.300%, 11/01/2020	246,440	0.0
1,000,000	(3)	National Rural Utilities Cooperative Finance Corp., 5.250%, 04/20/2046	993,114	0.1
300,000		Northern Trust Corp., 2.375%, 08/02/2022	291,797	0.0
750,000	(3)	Northern Trust Corp., 3.375%, 05/08/2032	698,769	0.0
250,000		Northern Trust Corp., 3.950%, 10/30/2025	255,055	0.0
500,000		PNC Bank NA, 2.450%, 07/28/2022	484,492	0.0
500,000		PNC Bank NA, 2.625%, 02/17/2022	488,881	0.0
500,000		PNC Bank NA, 2.700%, 11/01/2022	486,111	0.0
750,000		PNC Bank NA, 3.100%, 10/25/2027	716,664	0.0
500,000		PNC Bank NA, 3.250%, 06/01/2025	485,861	0.0
500,000		PNC Bank NA, 3.250%, 01/22/2028	483,965	0.0
500,000	(3)	PNC Financial Services Group, Inc./The, 2.854%, 11/09/2022	490,218	0.0
500,000		PNC Financial Services Group, Inc./The, 3.300%, 03/08/2022	499,097	0.0
500,000		Primerica, Inc., 4.750%, 07/15/2022	516,698	0.0
300,000		Principal Financial Group, Inc., 3.125%, 05/15/2023	296,414	0.0
1,000,000		Principal Financial Group, Inc., 3.300%, 09/15/2022	994,102	0.1
1,000,000		Private Export Funding Corp., 1.450%, 08/15/2019	991,881	0.1
1,000,000		Private Export Funding Corp., 2.250%, 03/15/2020	995,217	0.1

See Accompanying Notes to Financial Statements

121

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

1,000,000		Private Export Funding Corp., 2.300%, 09/15/2020	992,488	0.1
1,000,000		Private Export Funding Corp., 3.250%, 06/15/2025	1,021,317	0.1
1,000,000		Private Export Funding Corp., 3.550%, 01/15/2024	1,040,613	0.1
1,000,000		Progressive Corp./The, 4.000%, 03/01/2029	1,030,738	0.1
500,000		Prologis L.P., 4.250%, 08/15/2023	516,662	0.0
400,000		Protective Life Corp., 7.375%, 10/15/2019	411,265	0.0
1,000,000		Prudential Financial, Inc., 3.500%, 05/15/2024	1,006,637	0.1
1,000,000		Prudential Financial, Inc., 3.878%, 03/27/2028	1,007,441	0.1
500,000	(3)	Prudential Financial, Inc., 5.375%, 05/15/2045	469,800	0.0
1,000,000	(3)	Prudential Financial, Inc., 5.625%, 06/15/2043	980,580	0.1
750,000		Public Storage, 2.370%, 09/15/2022	724,695	0.0
250,000		Public Storage, 3.094%, 09/15/2027	234,551	0.0
500,000		Raymond James Financial, Inc., 3.625%, 09/15/2026	472,212	0.0
400,000		Realty Income Corp., 3.875%, 07/15/2024	401,115	0.0
300,000		Realty Income Corp., 4.125%, 10/15/2026	302,374	0.0
1,000,000		Regions Financial Corp., 3.200%, 02/08/2021	994,140	0.1
500,000		Royal Bank of Canada, 2.125%, 03/02/2020	494,864	0.0
1,000,000		Royal Bank of Canada, 2.150%, 10/26/2020	984,471	0.1
1,000,000		Royal Bank of Canada, 2.750%, 02/01/2022	984,390	0.1
500,000	(2)	Royal Bank of Canada, 4.650%, 01/27/2026	515,718	0.0
500,000		Royal Bank of Scotland Group PLC, 4.800%, 04/05/2026	487,994	0.0
500,000		Santander Holdings USA, Inc., 2.650%, 04/17/2020	493,618	0.0
500,000		Santander UK Group Holdings PLC, 2.875%, 08/05/2021	482,927	0.0
750,000		Santander UK Group Holdings PLC, 3.125%, 01/08/2021	737,766	0.0
500,000		Santander UK PLC, 2.500%, 03/14/2019	499,459	0.0
250,000		Senior Housing Properties Trust, 3.250%, 05/01/2019	248,772	0.0
250,000		Senior Housing Properties Trust, 4.750%, 05/01/2024	248,281	0.0
1,000,000		Simon Property Group L.P., 3.375%, 03/15/2022	1,001,776	0.1
500,000		Simon Property Group L.P., 3.375%, 06/15/2027	478,630	0.0
500,000	(2)	Simon Property Group L.P., 4.250%, 10/01/2044	481,650	0.0
750,000	(3)	State Street Corp., 2.653%, 05/15/2023	730,974	0.0
1,500,000		State Street Corp., 3.100%, 05/15/2023	1,475,102	0.1
500,000		State Street Corp., 3.550%, 08/18/2025	499,506	0.0
500,000		Sumitomo Mitsui Financial Group, Inc., 2.058%, 07/14/2021	484,389	0.0
500,000		Sumitomo Mitsui Financial Group, Inc., 2.442%, 10/19/2021	487,701	0.0
500,000		Sumitomo Mitsui Financial Group, Inc., 2.632%, 07/14/2026	457,954	0.0
750,000		Sumitomo Mitsui Financial Group, Inc., 2.778%, 10/18/2022	728,564	0.0
500,000		Sumitomo Mitsui Financial Group, Inc., 2.784%, 07/12/2022	487,423	0.0
500,000		Sumitomo Mitsui Financial Group, Inc., 3.364%, 07/12/2027	479,870	0.0
500,000		Sumitomo Mitsui Financial Group, Inc., 3.446%, 01/11/2027	483,739	0.0
500,000		Sumitomo Mitsui Financial Group, Inc., 3.544%, 01/17/2028	486,509	0.0
500,000		SunTrust Bank/Atlanta GA, 2.250%, 01/31/2020	494,172	0.0
500,000		SunTrust Bank/Atlanta GA, 2.750%, 05/01/2023	483,209	0.0
1,000,000		SunTrust Bank/Atlanta GA, 3.000%, 02/02/2023	980,994	0.1
500,000		SunTrust Bank/Atlanta GA, 3.300%, 05/15/2026	474,515	0.0
250,000		SunTrust Banks, Inc., 2.500%, 05/01/2019	249,616	0.0
500,000		SunTrust Banks, Inc., 2.700%, 01/27/2022	487,978	0.0
500,000		SunTrust Banks, Inc., 2.900%, 03/03/2021	495,941	0.0
750,000		Synchrony Bank, 3.000%, 06/15/2022	701,351	0.0
250,000		Synchrony Financial, 3.000%, 08/15/2019	248,391	0.0
250,000		Synchrony Financial, 3.750%, 08/15/2021	243,439	0.0
300,000		Synchrony Financial, 4.250%, 08/15/2024	275,848	0.0
250,000		Synchrony Financial, 4.500%, 07/23/2025	228,386	0.0
500,000		Tanger Properties L.P., 3.125%, 09/01/2026	446,794	0.0
750,000	(1)	Toronto-Dominion Bank/The, 2.500%, 01/18/2023	741,402	0.0

See Accompanying Notes to Financial Statements

122

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

1,000,000		Toronto-Dominion Bank/The, 3.150%, 09/17/2020	1,002,395	0.1
500,000		Toronto-Dominion Bank/The, 3.000%, 06/11/2020	500,412	0.0
500,000		Toronto-Dominion Bank/The, 3.250%, 06/11/2021	502,204	0.0
750,000		Travelers Cos, Inc./The, 4.000%, 05/30/2047	722,769	0.0
3,000,000		Travelers Cos, Inc., 3.900%, 11/01/2020	3,046,492	0.1
700,000		UBS AG/Stamford CT, 2.375%, 08/14/2019	697,236	0.0
500,000	(1)	UBS Group Funding Switzerland AG, 2.950%, 09/24/2020	494,747	0.0
500,000	(1)	UBS Group Funding Switzerland AG, 3.000%, 04/15/2021	496,278	0.0
500,000		Unum Group, 3.000%, 05/15/2021	494,551	0.0
750,000		US Bancorp, 2.950%, 07/15/2022	740,127	0.0
750,000		US Bancorp, 3.150%, 04/27/2027	719,668	0.0
1,000,000		US Bancorp, 3.000%, 03/15/2022	994,136	0.1
500,000	(3)	US Bancorp, 5.125%, 12/31/2199	495,625	0.0
500,000		US Bank NA/Cincinnati OH, 2.000%, 01/24/2020	495,352	0.0
1,000,000	(3)	US Bank NA/Cincinnati OH, 3.104%, 05/21/2021	998,688	0.1
500,000		Ventas Realty L.P. / Ventas Capital Corp., 2.700%, 04/01/2020	495,829	0.0
600,000		Ventas Realty L.P. / Ventas Capital Corp., 3.250%, 08/15/2022	593,345	0.0
250,000		Ventas Realty L.P., 3.500%, 02/01/2025	239,741	0.0
500,000		Ventas Realty L.P., 3.750%, 05/01/2024	495,686	0.0
500,000		Ventas Realty L.P., 4.125%, 01/15/2026	496,830	0.0
1,100,000		Visa, Inc., 2.200%, 12/14/2020	1,088,135	0.1
750,000		Visa, Inc., 2.750%, 09/15/2027	711,522	0.0
1,000,000		Visa, Inc., 2.800%, 12/14/2022	987,948	0.1
500,000		Visa, Inc., 3.150%, 12/14/2025	492,039	0.0
500,000		Visa, Inc., 4.300%, 12/14/2045	521,466	0.0
1,000,000		Wells Fargo & Co., 2.625%, 07/22/2022	964,697	0.0
1,500,000		Wells Fargo & Co., 3.069%, 01/24/2023	1,461,754	0.1
1,000,000		Wells Fargo & Co., 3.000%, 10/23/2026	927,171	0.0
1,000,000		Wells Fargo & Co., 3.450%, 02/13/2023	979,890	0.1
750,000		Wells Fargo & Co., 3.550%, 09/29/2025	727,640	0.0
1,000,000	(3)	Wells Fargo & Co., 3.584%, 05/22/2028	961,643	0.0
500,000		Wells Fargo & Co., 4.300%, 07/22/2027	492,976	0.0
8,000,000		Wells Fargo & Co., 4.600%, 04/01/2021	8,194,476	0.3
1,000,000		Wells Fargo & Co., 4.900%, 11/17/2045	977,557	0.1
983,000		Wells Fargo & Co., 5.606%, 01/15/2044	1,066,867	0.1
1,000,000		Wells Fargo Bank NA, 2.600%, 01/15/2021	987,838	0.1
1,000,000		Wells Fargo Bank NA, 3.625%, 10/22/2021	1,006,273	0.1
750,000		Wells Fargo Bank NA, 6.600%, 01/15/2038	930,124	0.0
500,000		Welltower, Inc., 4.000%, 06/01/2025	494,369	0.0
1,000,000		Westpac Banking Corp., 2.750%, 01/11/2023	970,882	0.0
750,000	(3)	Westpac Banking Corp., 4.322%, 11/23/2031	709,683	0.0
1,000,000		WR Berkley Corp., 4.625%, 03/15/2022	1,028,560	0.1
			319,766,362	10.0

		Industrial: 2.1%
500,000		3M Co., 2.000%, 06/26/2022	483,539	0.0
750,000		3M Co., 2.250%, 09/19/2026	694,698	0.0
1,000,000		3M Co., 2.875%, 10/15/2027	961,433	0.1
100,000		3M Co., 3.000%, 08/07/2025	98,033	0.0
200,000		3M Co., 3.875%, 06/15/2044	195,299	0.0
1,000,000		3M Co., 4.000%, 09/14/2048	997,380	0.1
1,300,000		Agilent Technologies, Inc., 3.200%, 10/01/2022	1,285,357	0.1
1,000,000		Agilent Technologies, Inc., 3.875%, 07/15/2023	1,010,458	0.1
400,000		Arrow Electronics, Inc., 3.500%, 04/01/2022	394,905	0.0
750,000		Boeing Capital Corp., 4.700%, 10/27/2019	759,430	0.0
500,000		Boeing Co/The, 2.125%, 03/01/2022	485,450	0.0
500,000		Boeing Co/The, 2.800%, 03/01/2027	477,309	0.0
500,000		Boeing Co/The, 3.300%, 03/01/2035	456,127	0.0
500,000		Burlington Northern Santa Fe LLC, 3.000%, 03/15/2023	496,672	0.0
1,000,000		Burlington Northern Santa Fe LLC, 3.450%, 09/15/2021	1,010,479	0.1
500,000		Burlington Northern Santa Fe LLC, 4.375%, 09/01/2042	500,652	0.0
500,000		Burlington Northern Santa Fe LLC, 4.450%, 03/15/2043	511,026	0.0

See Accompanying Notes to Financial Statements

123

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

500,000		Burlington Northern Santa Fe LLC, 4.700%, 09/01/2045	524,718	0.0
400,000		Burlington Northern Santa Fe LLC, 4.900%, 04/01/2044	431,603	0.0
1,000,000		Canadian National Railway Co., 2.250%, 11/15/2022	962,911	0.1
750,000		Canadian Pacific Railway Co., 4.800%, 09/15/2035	782,180	0.0
750,000		Canadian Pacific Railway Co., 4.800%, 08/01/2045	787,823	0.0
500,000		Caterpillar Financial Services Corp., 2.100%, 01/10/2020	495,138	0.0
200,000		Caterpillar Financial Services Corp., 2.400%, 08/09/2026	184,213	0.0
300,000		Caterpillar Financial Services Corp., 2.625%, 03/01/2023	292,024	0.0
1,000,000		Caterpillar Financial Services Corp., 3.150%, 09/07/2021	1,002,976	0.1
500,000		Caterpillar Financial Services Corp., 3.750%, 11/24/2023	509,710	0.0
500,000		Caterpillar, Inc., 2.600%, 06/26/2022	487,733	0.0
250,000		Caterpillar, Inc., 3.400%, 05/15/2024	251,358	0.0
1,000,000		Caterpillar, Inc., 3.803%, 08/15/2042	933,743	0.0
1,250,000	(2)	Caterpillar, Inc., 4.300%, 05/15/2044	1,272,227	0.1
500,000		CSX Corp., 3.950%, 05/01/2050	441,226	0.0
500,000		CSX Corp., 4.100%, 03/15/2044	466,038	0.0
1,000,000		CSX Corp., 4.400%, 03/01/2043	973,424	0.1
830,000		Cummins, Inc., 7.125%, 03/01/2028	1,029,445	0.1
500,000		Deere & Co., 3.900%, 06/09/2042	484,935	0.0
1,010,000		Dover Corp., 4.300%, 03/01/2021	1,031,267	0.1
250,000		FedEx Corp., 2.300%, 02/01/2020	247,787	0.0
1,000,000		FedEx Corp., 3.400%, 02/15/2028	950,876	0.0
200,000		FedEx Corp., 3.875%, 08/01/2042	166,879	0.0
500,000		FedEx Corp., 4.750%, 11/15/2045	473,775	0.0
500,000		General Dynamics Corp., 2.250%, 11/15/2022	488,081	0.0
500,000		General Dynamics Corp., 3.600%, 11/15/2042	474,016	0.0
500,000		General Electric Co., 2.700%, 10/09/2022	464,347	0.0
430,000		General Electric Co., 5.875%, 01/14/2038	412,678	0.0
961,000		General Electric Co., 6.750%, 03/15/2032	1,004,510	0.1
2,600,000		Honeywell International, Inc., 3.812%, 11/21/2047	2,478,249	0.1
500,000		Illinois Tool Works, Inc., 3.500%, 03/01/2024	507,971	0.0
500,000		Illinois Tool Works, Inc., 3.900%, 09/01/2042	492,199	0.0
250,000		Ingersoll-Rand Luxembourg Finance SA, 2.625%, 05/01/2020	247,597	0.0
250,000		Ingersoll-Rand Luxembourg Finance SA, 4.650%, 11/01/2044	245,181	0.0
500,000		John Deere Capital Corp., 1.950%, 01/08/2019	499,934	0.0
750,000		John Deere Capital Corp., 2.800%, 03/04/2021	745,878	0.0
1,000,000		John Deere Capital Corp., 2.800%, 03/06/2023	978,231	0.1
1,000,000		John Deere Capital Corp., 2.800%, 09/08/2027	946,686	0.0
500,000		John Deere Capital Corp., 3.350%, 06/12/2024	498,692	0.0
400,000	(3)	Johnson Controls International plc, 3.625%, 07/02/2024	394,622	0.0
250,000	(3)	Johnson Controls International plc, 4.625%, 07/02/2044	237,598	0.0
250,000		Johnson Controls International plc, 5.125%, 09/14/2045	249,643	0.0
800,000		L3 Technologies, Inc., 4.950%, 02/15/2021	818,983	0.0
500,000		Lockheed Martin Corp., 2.500%, 11/23/2020	494,646	0.0
500,000		Lockheed Martin Corp., 3.100%, 01/15/2023	496,015	0.0
1,000,000		Lockheed Martin Corp., 3.550%, 01/15/2026	994,303	0.1
1,250,000		Lockheed Martin Corp., 3.600%, 03/01/2035	1,168,644	0.1
500,000		Lockheed Martin Corp., 4.500%, 05/15/2036	517,986	0.0
500,000		Lockheed Martin Corp., 4.700%, 05/15/2046	524,252	0.0
642,000		Norfolk Southern Corp., 3.942%, 11/01/2047	585,320	0.0
1,000,000		Norfolk Southern Corp., 3.950%, 10/01/2042	921,539	0.0
500,000		Norfolk Southern Corp., 4.450%, 06/15/2045	492,319	0.0
375,000		Norfolk Southern Corp., 4.800%, 08/15/2043	375,503	0.0
750,000		Northrop Grumman Corp., 2.550%, 10/15/2022	727,063	0.0
750,000		Northrop Grumman Corp., 2.930%, 01/15/2025	712,939	0.0

See Accompanying Notes to Financial Statements

124

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

500,000	Northrop Grumman Corp., 3.850%, 04/15/2045	443,797	0.0
1,000,000	Northrop Grumman Corp., 4.030%, 10/15/2047	914,555	0.0
200,000	Packaging Corp. of America, 3.650%, 09/15/2024	196,767	0.0
250,000	Parker-Hannifin Corp., 4.200%, 11/21/2034	249,290	0.0
2,800,000	Raytheon Co., 3.125%, 10/15/2020	2,808,918	0.1
2,000,000	Republic Services, Inc., 5.250%, 11/15/2021	2,118,498	0.1
1,000,000	Roper Technologies, Inc., 3.650%, 09/15/2023	1,001,733	0.1
500,000	Ryder System, Inc., 2.450%, 09/03/2019	497,506	0.0
500,000	Ryder System, Inc., 2.500%, 05/11/2020	494,204	0.0
300,000	Stanley Black & Decker, Inc., 2.900%, 11/01/2022	294,876	0.0
750,000	Textron, Inc., 3.650%, 03/01/2021	754,276	0.0
250,000	Union Pacific Corp., 2.250%, 02/15/2019	249,567	0.0
500,000	Union Pacific Corp., 2.750%, 04/15/2023	488,846	0.0
500,000	Union Pacific Corp., 2.750%, 03/01/2026	467,317	0.0
250,000	Union Pacific Corp., 3.375%, 02/01/2035	219,681	0.0
250,000	Union Pacific Corp., 3.750%, 03/15/2024	252,428	0.0
250,000	Union Pacific Corp., 3.799%, 10/01/2051	213,293	0.0
750,000	Union Pacific Corp., 4.050%, 11/15/2045	686,467	0.0
500,000	Union Pacific Corp., 4.250%, 04/15/2043	478,747	0.0
1,000,000	United Parcel Service, Inc., 2.800%, 11/15/2024	959,663	0.0
1,000,000	United Parcel Service, Inc., 3.050%, 11/15/2027	954,153	0.0
750,000	United Technologies Corp., 3.100%, 06/01/2022	734,985	0.0
500,000	United Technologies Corp., 3.950%, 08/16/2025	497,068	0.0
500,000	United Technologies Corp., 4.125%, 11/16/2028	497,481	0.0
500,000	United Technologies Corp., 4.150%, 05/15/2045	449,484	0.0
1,000,000	United Technologies Corp., 4.450%, 11/16/2038	974,285	0.1
406,000	United Technologies Corp., 6.125%, 07/15/2038	467,041	0.0
500,000	United Technologies Corp., 3.350%, 08/16/2021	498,937	0.0
500,000	United Technologies Corp., 3.650%, 08/16/2023	498,534	0.0
500,000	United Technologies Corp., 4.500%, 06/01/2042	473,354	0.0
1,000,000	United Technologies Corp., 4.625%, 11/16/2048	970,891	0.1
		67,004,523	2.1

	Technology: 1.7%
500,000	Analog Devices, Inc., 3.900%, 12/15/2025	491,641	0.0
500,000	Apple, Inc., 2.100%, 05/06/2019	498,937	0.0
500,000	Apple, Inc., 2.150%, 02/09/2022	487,694	0.0
1,000,000	Apple, Inc., 2.250%, 02/23/2021	988,557	0.1
1,000,000	Apple, Inc., 2.400%, 01/13/2023	970,908	0.0
1,000,000	Apple, Inc., 2.400%, 05/03/2023	967,462	0.0
750,000	Apple, Inc., 2.500%, 02/09/2022	738,463	0.0
500,000	Apple, Inc., 2.850%, 05/06/2021	500,489	0.0
750,000	Apple, Inc., 3.000%, 02/09/2024	741,144	0.0
1,000,000	Apple, Inc., 3.000%, 11/13/2027	951,985	0.0
1,000,000	Apple, Inc., 3.200%, 05/13/2025	985,728	0.1
1,000,000	Apple, Inc., 3.200%, 05/11/2027	966,676	0.0
1,000,000	Apple, Inc., 3.250%, 02/23/2026	977,533	0.1
1,000,000	Apple, Inc., 3.350%, 02/09/2027	979,346	0.1
500,000	Apple, Inc., 3.450%, 05/06/2024	502,699	0.0
500,000	Apple, Inc., 3.450%, 02/09/2045	444,479	0.0
1,000,000	Apple, Inc., 3.850%, 05/04/2043	954,066	0.0
400,000	Apple, Inc., 4.375%, 05/13/2045	407,747	0.0
500,000	Apple, Inc., 4.450%, 05/06/2044	518,353	0.0
1,000,000	Apple, Inc., 4.650%, 02/23/2046	1,065,860	0.1
500,000	Applied Materials, Inc., 3.900%, 10/01/2025	503,809	0.0
400,000	Autodesk, Inc., 3.600%, 12/15/2022	396,937	0.0
250,000	Autodesk, Inc., 4.375%, 06/15/2025	253,058	0.0
1,000,000	Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.625%, 01/15/2024	947,107	0.0
1,000,000	Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.875%, 01/15/2027	899,205	0.0

See Accompanying Notes to Financial Statements

125

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

400,000	(1)	Dell International LLC / EMC Corp., 3.480%, 06/01/2019	398,860	0.0
400,000	(1)	Dell International LLC / EMC Corp., 4.420%, 06/15/2021	399,818	0.0
400,000	(1)	Dell International LLC / EMC Corp., 5.450%, 06/15/2023	407,419	0.0
400,000	(1)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	402,572	0.0
400,000	(1)	Dell International LLC / EMC Corp., 8.350%, 07/15/2046	434,765	0.0
1,000,000		Hewlett Packard Enterprise Co., 3.500%, 10/05/2021	1,003,346	0.1
500,000		Hewlett Packard Enterprise Co., 3.600%, 10/15/2020	501,410	0.0
500,000		Hewlett Packard Enterprise Co., 4.400%, 10/15/2022	510,302	0.0
321,000		HP, Inc., 3.750%, 12/01/2020	324,921	0.0
1,000,000		International Business Machines Corp., 1.625%, 05/15/2020	980,302	0.1
500,000		International Business Machines Corp., 1.875%, 05/15/2019	498,255	0.0
1,030,000		International Business Machines Corp., 2.250%, 02/19/2021	1,009,524	0.1
1,020,000		International Business Machines Corp., 2.500%, 01/27/2022	993,485	0.1
1,000,000		International Business Machines Corp., 3.375%, 08/01/2023	989,638	0.1
1,000,000		International Business Machines Corp., 3.450%, 02/19/2026	973,974	0.0
1,000,000		Intel Corp., 3.150%, 05/11/2027	972,782	0.0
1,760,000		Intel Corp., 3.700%, 07/29/2025	1,777,641	0.1
272,000		Intel Corp., 3.734%, 12/08/2047	252,398	0.0
500,000		Lam Research Corp., 2.800%, 06/15/2021	494,702	0.0
400,000		Lam Research Corp., 3.800%, 03/15/2025	400,741	0.0
750,000		Microsoft Corp., 1.550%, 08/08/2021	728,845	0.0
1,000,000		Microsoft Corp., 2.375%, 05/01/2023	979,127	0.1
1,000,000		Microsoft Corp., 2.400%, 08/08/2026	936,767	0.0
1,000,000		Microsoft Corp., 2.700%, 02/12/2025	971,133	0.0
500,000		Microsoft Corp., 2.875%, 02/06/2024	495,601	0.0
500,000		Microsoft Corp., 3.125%, 11/03/2025	495,212	0.0
1,500,000		Microsoft Corp., 3.300%, 02/06/2027	1,488,143	0.1
250,000		Microsoft Corp., 3.500%, 02/12/2035	239,292	0.0
750,000		Microsoft Corp., 3.625%, 12/15/2023	772,771	0.0
250,000		Microsoft Corp., 3.750%, 02/12/2045	242,806	0.0
500,000		Microsoft Corp., 3.950%, 08/08/2056	490,088	0.0
1,000,000		Microsoft Corp., 4.200%, 11/03/2035	1,039,594	0.1
1,000,000		Microsoft Corp., 4.250%, 02/06/2047	1,053,898	0.1
1,000,000		Microsoft Corp., 4.450%, 11/03/2045	1,064,640	0.1
250,000		Microsoft Corp., 4.875%, 12/15/2043	282,317	0.0
250,000		NetApp, Inc., 3.375%, 06/15/2021	249,189	0.0
1,000,000		Oracle Corp., 1.900%, 09/15/2021	970,812	0.0
500,000		Oracle Corp., 2.250%, 10/08/2019	497,701	0.0
500,000		Oracle Corp., 2.500%, 10/15/2022	486,862	0.0
750,000		Oracle Corp., 2.800%, 07/08/2021	746,603	0.0
1,000,000		Oracle Corp., 2.950%, 11/15/2024	974,587	0.0
750,000		Oracle Corp., 2.950%, 05/15/2025	718,649	0.0
1,000,000		Oracle Corp., 3.250%, 11/15/2027	966,161	0.0
500,000		Oracle Corp., 3.400%, 07/08/2024	499,342	0.0
400,000		Oracle Corp., 3.850%, 07/15/2036	378,920	0.0
750,000		Oracle Corp., 3.900%, 05/15/2035	719,957	0.0
750,000		Oracle Corp., 4.125%, 05/15/2045	715,112	0.0
180,000		Oracle Corp., 4.300%, 07/08/2034	181,157	0.0
1,500,000		Oracle Corp., 5.375%, 07/15/2040	1,662,648	0.1
500,000		QUALCOMM, Inc., 3.000%, 05/20/2022	492,113	0.0
850,000		QUALCOMM, Inc., 4.650%, 05/20/2035	822,757	0.0
350,000		QUALCOMM, Inc., 4.800%, 05/20/2045	334,537	0.0
			54,564,079	1.7

		Utilities: 2.1%
500,000		Alabama Power Co., 4.150%, 08/15/2044	490,990	0.0
300,000		Ameren Illinois Co., 2.700%, 09/01/2022	294,747	0.0
250,000		Ameren Illinois Co., 4.300%, 07/01/2044	253,211	0.0
500,000		Appalachian Power Co., 4.400%, 05/15/2044	485,340	0.0
750,000		Appalachian Power Co., 4.450%, 06/01/2045	734,754	0.0
250,000		Arizona Public Service Co., 2.200%, 01/15/2020	248,810	0.0
750,000		Arizona Public Service Co., 2.950%, 09/15/2027	711,459	0.0

See Accompanying Notes to Financial Statements

126

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

400,000		Arizona Public Service Co., 3.350%, 06/15/2024	399,663	0.0
500,000		Atmos Energy Corp., 4.125%, 10/15/2044	484,121	0.0
1,000,000		Baltimore Gas & Electric Co., 3.350%, 07/01/2023	1,001,597	0.1
500,000		Baltimore Gas & Electric Co., 3.500%, 08/15/2046	442,689	0.0
3,668,000		Berkshire Hathaway Energy Co., 6.125%, 04/01/2036	4,387,072	0.2
750,000		CenterPoint Energy Houston Electric LLC, 3.000%, 02/01/2027	716,862	0.0
250,000		CMS Energy Corp., 3.875%, 03/01/2024	251,053	0.0
250,000		CMS Energy Corp., 4.875%, 03/01/2044	262,246	0.0
200,000		Consolidated Edison Co. of New York, Inc., 4.300%, 12/01/2056	186,890	0.0
500,000		Consolidated Edison Co. of New York, Inc., 4.450%, 03/15/2044	500,878	0.0
500,000		Consolidated Edison Co. of New York, Inc., 4.500%, 12/01/2045	505,527	0.0
400,000		Consolidated Edison Co. of New York, Inc., 4.625%, 12/01/2054	392,711	0.0
300,000		Consumers Energy Co., 2.850%, 05/15/2022	296,853	0.0
500,000		Consumers Energy Co., 3.950%, 07/15/2047	489,361	0.0
200,000		Dominion Energy Gas Holdings LLC, 2.500%, 12/15/2019	198,560	0.0
210,000		Dominion Energy Gas Holdings LLC, 2.800%, 11/15/2020	206,949	0.0
200,000		Dominion Energy Gas Holdings LLC, 3.600%, 12/15/2024	198,912	0.0
250,000		DTE Electric Co., 4.300%, 07/01/2044	258,157	0.0
400,000		DTE Energy Co., 3.500%, 06/01/2024	396,680	0.0
400,000		DTE Energy Co., 3.850%, 12/01/2023	401,486	0.0
500,000		Duke Energy Carolinas LLC, 2.500%, 03/15/2023	483,287	0.0
500,000		Duke Energy Corp., 1.800%, 09/01/2021	478,864	0.0
500,000		Duke Energy Corp., 3.750%, 09/01/2046	434,662	0.0
500,000		Duke Energy Corp., 3.950%, 10/15/2023	505,000	0.0
500,000		Duke Energy Corp., 4.800%, 12/15/2045	511,848	0.0
1,000,000		Duke Energy Florida LLC, 3.800%, 07/15/2028	1,009,917	0.1
500,000		Duke Energy Progress LLC, 3.700%, 10/15/2046	453,431	0.0
150,000		Duke Energy Progress LLC, 4.150%, 12/01/2044	146,395	0.0
750,000		Duke Energy Progress LLC, 4.200%, 08/15/2045	740,456	0.0
1,500,000		Duke Energy Progress LLC, 4.375%, 03/30/2044	1,533,056	0.1
500,000		Edison International, 2.950%, 03/15/2023	472,746	0.0
500,000		Enel Generacion Chile SA, 4.250%, 04/15/2024	492,739	0.0
400,000		Entergy Arkansas LLC, 3.500%, 04/01/2026	394,334	0.0
400,000		Entergy Arkansas LLC, 3.700%, 06/01/2024	406,838	0.0
500,000		Entergy Louisiana LLC, 4.950%, 01/15/2045	511,650	0.0
1,500,000		Exelon Corp., 4.950%, 06/15/2035	1,515,586	0.1
750,000		Exelon Corp., 5.100%, 06/15/2045	784,645	0.0
760,000		Exelon Generation Co. LLC, 5.200%, 10/01/2019	769,939	0.0
500,000		Florida Power & Light Co., 3.250%, 06/01/2024	499,146	0.0
750,000		Florida Power & Light Co., 3.800%, 12/15/2042	716,340	0.0
1,500,000		Florida Power & Light Co., 4.050%, 06/01/2042	1,500,599	0.1
500,000		Georgia Power Co., 3.250%, 04/01/2026	468,237	0.0
500,000		Indiana Michigan Power Co., 4.550%, 03/15/2046	506,327	0.0
1,000,000	(1)	Israel Electric Corp. Ltd., 4.250%, 08/14/2028	952,308	0.1
1,000,000		ITC Holdings Corp., 3.350%, 11/15/2027	955,497	0.1
250,000		ITC Holdings Corp., 3.650%, 06/15/2024	248,901	0.0
500,000		Jersey Central Power & Light Co., 6.150%, 06/01/2037	585,220	0.0
2,500,000		Kentucky Utilities Co., 5.125%, 11/01/2040	2,814,510	0.1
500,000		MidAmerican Energy Co., 3.100%, 05/01/2027	487,453	0.0
1,000,000		MidAmerican Energy Co., 3.650%, 08/01/2048	924,291	0.0
500,000		MidAmerican Energy Co., 3.950%, 08/01/2047	485,984	0.0
2,000,000		Mississippi Power Co., 4.250%, 03/15/2042	1,855,295	0.1
250,000	(1)	Monongahela Power Co., 5.400%, 12/15/2043	292,682	0.0
1,000,000		National Fuel Gas Co., 5.200%, 07/15/2025	1,016,670	0.1

See Accompanying Notes to Financial Statements

127

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

1,000,000	NextEra Energy Capital Holdings, Inc., 2.300%, 04/01/2019	997,769	0.1
500,000	Northern States Power Co/MN, 4.125%, 05/15/2044	506,584	0.0
250,000	Oklahoma Gas & Electric Co., 4.000%, 12/15/2044	235,983	0.0
250,000	Oklahoma Gas & Electric Co., 4.550%, 03/15/2044	254,307	0.0
750,000	Oncor Electric Delivery Co. LLC, 4.100%, 06/01/2022	768,577	0.0
500,000	Pacific Gas & Electric Co., 2.950%, 03/01/2026	413,794	0.0
500,000	Pacific Gas & Electric Co., 3.300%, 03/15/2027	414,327	0.0
1,850,000	(2) Pacific Gas & Electric Co., 3.500%, 10/01/2020	1,771,764	0.1
500,000	Pacific Gas & Electric Co., 4.300%, 03/15/2045	399,316	0.0
500,000	Pacific Gas & Electric Co., 4.750%, 02/15/2044	413,790	0.0
750,000	PECO Energy Co., 4.150%, 10/01/2044	758,151	0.0
250,000	Piedmont Natural Gas Co., 4.100%, 09/18/2034	234,775	0.0
500,000	PSEG Power LLC, 3.000%, 06/15/2021	492,022	0.0
3,410,000	Public Service Co. of Colorado, 3.200%, 11/15/2020	3,425,716	0.1
1,000,000	Public Service Co. of Colorado, 3.700%, 06/15/2028	1,013,970	0.1
500,000	Public Service Co. of Colorado, 4.100%, 06/15/2048	493,707	0.0
1,000,000	Public Service Electric & Gas Co., 2.375%, 05/15/2023	967,659	0.1
750,000	Public Service Electric & Gas Co., 3.800%, 01/01/2043	721,357	0.0
250,000	Public Service Electric & Gas Co., 4.000%, 06/01/2044	240,326	0.0
500,000	Sempra Energy, 2.850%, 11/15/2020	493,579	0.0
750,000	Sempra Energy, 3.550%, 06/15/2024	736,065	0.0
250,000	Sempra Energy, 3.750%, 11/15/2025	241,610	0.0
750,000	Sierra Pacific Power Co., 2.600%, 05/01/2026	699,769	0.0
250,000	South Carolina Electric & Gas Co., 5.100%, 06/01/2065	260,024	0.0
1,487,303	Southaven Combined Cycle Generation LLC, 3.846%, 08/15/2033	1,502,949	0.1
500,000	Southern California Edison Co., 3.900%, 03/15/2043	455,995	0.0
750,000	Southern California Edison Co., 4.000%, 04/01/2047	690,236	0.0
500,000	Southern California Edison Co., 4.650%, 10/01/2043	504,228	0.0
500,000	Southern California Gas Co., 4.300%, 01/15/2049	513,538	0.0
1,000,000	Southern Co. Gas Capital Corp., 4.400%, 05/30/2047	940,100	0.1
500,000	Southern Co., 2.750%, 06/15/2020	494,558	0.0
500,000	Southern Power Co., 4.150%, 12/01/2025	496,444	0.0
250,000	Union Electric Co., 3.500%, 04/15/2024	251,953	0.0
300,000	Union Electric Co., 3.900%, 09/15/2042	291,708	0.0
500,000	Virginia Electric & Power Co., 4.450%, 02/15/2044	505,333	0.0
1,533,000	Virginia Electric & Power Co., 6.000%, 05/15/2037	1,840,274	0.1
1,000,000	Westar Energy, Inc., 4.125%, 03/01/2042	982,026	0.1
500,000	Westar Energy, Inc., 4.625%, 09/01/2043	520,398	0.0
250,000	Wisconsin Electric Power Co., 4.250%, 06/01/2044	248,059	0.0
500,000	Wisconsin Power & Light Co., 4.100%, 10/15/2044	476,684	0.0
		68,821,855	2.1

	Total Corporate Bonds/Notes
	(Cost $971,106,859)	954,993,205	29.8

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.1%
1,633,081	Fannie Mae 2012-110 CA, 3.000%, 10/25/2042	1,612,731	0.1
1,430,543	Fannie Mae REMIC Trust 2006-78 BZ, 6.500%, 08/25/2036	1,566,397	0.0

	Total Collateralized Mortgage Obligations
	(Cost $3,231,341)	3,179,128	0.1

MUNICIPAL BONDS: 1.0%
	California: 0.2%
4,335,000	State of California, 7.550%, 04/01/2039	6,225,017	0.2

	Connecticut: 0.1%
3,735,000	State of Connecticut, 5.850%, 03/15/2032	4,280,721	0.1

See Accompanying Notes to Financial Statements

128

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

	New Jersey: 0.2%
3,425,000	New Jersey Turnpike Authority, 7.102%, 01/01/2041	4,689,955	0.1
2,335,000	Port Authority of New York & New Jersey, 4.926%, 10/01/2051	2,681,608	0.1
		7,371,563	0.2

	New York: 0.2%
3,495,000	Metropolitan Transportation Authority, 6.814%, 11/15/2040	4,652,823	0.2

	Ohio: 0.2%
3,355,000	American Municipal Power, Inc., 7.834%, 02/15/2041	4,927,958	0.2

	Washington: 0.1%
3,900,000	State of Washington, 5.140%, 08/01/2040	4,538,625	0.1

	Total Municipal Bonds
	(Cost $26,900,867)	31,996,707	1.0

CONVERTIBLE BONDS/NOTES: 0.0%
	Financial: 0.0%
500,000	Santander UK PLC, 3.400%, 06/01/2021	497,732	0.0

	Total Convertible Bonds/Notes
	(Cost $500,750)	497,732	0.0

ASSET-BACKED SECURITIES: 0.6%
	Automobile Asset-Backed Securities: 0.3%
1,000,000	Ally Auto Receivables Trust 2017-1 A4, 1.990%, 11/15/2021	987,100	0.1
1,000,000	Ally Auto Receivables Trust 2017-2 A4, 2.100%, 03/15/2022	985,923	0.0
150,000	BMW Vehicle Lease Trust 2017-2 A4, 2.190%, 03/22/2021	148,780	0.0
1,000,000	CarMax Auto Owner Trust 2017-1 A4, 2.270%, 09/15/2022	985,506	0.0
950,000	CarMax Auto Owner Trust 2017-4 A4, 2.330%, 05/15/2023	936,407	0.0
1,000,000	GM Financial Automobile Leasing Trust 2018-1 B, 2.870%, 12/20/2021	996,886	0.1
750,000	Honda Auto Receivables 2018-4 A4 Owner Trust, 3.300%, 07/15/2025	759,373	0.0
1,000,000	Nissan Auto Receivables 2016-C A4, 1.380%, 01/17/2023	979,042	0.0
450,000	Nissan Auto Receivables 2017-B A4, 1.950%, 10/16/2023	442,568	0.0
650,000	Toyota Auto Receivables 2018-C A4 Owner Trust, 3.130%, 02/15/2024	654,853	0.0
1,000,000	World Omni Automobile Lease Securitization Trust 2017-A A4, 2.320%, 08/15/2022	993,689	0.1
		8,870,127	0.3

	Credit Card Asset-Backed Securities: 0.2%
1,500,000	American Express Credit Account Master Trust 2017-1 B, 2.100%, 09/15/2022	1,486,267	0.1
1,000,000	American Express Credit Account Master Trust 2017-7 A, 2.350%, 05/15/2025	983,135	0.0
500,000	BA Credit Card Trust 2018-A3 A3, 3.100%, 12/15/2023	503,317	0.0
1,000,000	Capital One Multi-Asset Execution Trust 2015-A2 A2, 2.080%, 03/15/2023	988,298	0.0
1,000,000	Capital One Multi-Asset Execution Trust 2017-A3 A3, 2.430%, 01/15/2025	989,438	0.1
855,000	Citibank Credit Card Issuance Trust 2014-A1 A1, 2.880%, 01/23/2023	854,874	0.0
1,000,000	Discover Card Execution Note Trust 2017-A2 A2, 2.390%, 07/15/2024	984,975	0.0
500,000	Synchrony Credit Card Master Note Trust 2017-2 A, 2.620%, 10/15/2025	493,650	0.0
		7,283,954	0.2

	Other Asset-Backed Securities: 0.1%
254,956	AEP Texas Central Transition Funding III LLC 2012-1 A2, 1.976%, 06/01/2021	252,724	0.0
1,650,000	(1) Volvo Financial Equipment LLC Series 2017-1A A4, 2.210%, 11/15/2021	1,630,692	0.1
		1,883,416	0.1

	Total Asset-Backed Securities
	(Cost $18,207,157)	18,037,497	0.6

U.S. GOVERNMENT AGENCY OBLIGATIONS: 28.2%
	Federal Home Loan Mortgage Corporation: 7.4%(4)
6,880,141	3.000%, 04/01/2045	6,739,807	0.2
6,617,122	3.000%, 04/01/2045	6,480,357	0.2
28,870,546	3.000%, 05/01/2045	28,258,173	0.9
9,990,236	3.000%, 11/01/2046	9,775,606	0.3
11,298,311	3.000%, 11/01/2047	11,046,746	0.4
370,000	(5) 3.500%, 01/01/2034	374,507	0.0
381,528	3.500%, 01/01/2042	384,575	0.0
2,109,881	3.500%, 01/01/2042	2,126,730	0.1
6,791,911	3.500%, 08/01/2042	6,833,468	0.2
25,643,189	3.500%, 04/01/2043	25,799,589	0.8
27,926,456	3.500%, 02/01/2044	28,097,109	0.9

See Accompanying Notes to Financial Statements

129

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

9,843,256		3.500%, 12/01/2046	9,870,083	0.3
7,061,943		3.500%, 12/01/2047	7,067,592	0.2
28,437,907		3.500%, 03/01/2048	28,533,132	0.9
4,515,000		3.750%, 03/27/2019	4,528,518	0.2
1,390,477		3.813%, 02/01/2042	1,451,289	0.1
1,109,476		4.000%, 01/01/2025	1,138,572	0.1
140,918		4.000%, 08/01/2040	145,059	0.0
1,517,000	(5)	4.000%, 08/15/2040	1,546,593	0.1
1,708,101		4.000%, 04/01/2041	1,758,327	0.1
1,484,861		4.000%, 05/01/2041	1,528,527	0.1
64,713		4.000%, 08/01/2041	66,616	0.0
226,667		4.000%, 12/01/2041	233,333	0.0
1,142,370		4.000%, 01/01/2042	1,169,385	0.1
3,133,623		4.000%, 03/01/2042	3,225,753	0.1
97,026		4.000%, 12/01/2042	99,938	0.0
996,900		4.000%, 02/01/2044	1,028,489	0.0
870,776		4.000%, 07/01/2045	889,914	0.0
714,597		4.000%, 09/01/2045	730,001	0.0
902,021		4.000%, 09/01/2045	921,258	0.0
685,245		4.000%, 09/01/2045	700,161	0.0
2,316,555		4.000%, 05/01/2046	2,366,046	0.1
950,092		4.000%, 11/01/2047	969,221	0.0
1,098,376		4.000%, 03/01/2048	1,120,675	0.1
6,036		4.500%, 04/01/2023	6,225	0.0
83,723		4.500%, 03/01/2039	87,275	0.0
257,387		4.500%, 08/01/2039	269,458	0.0
617,515		4.500%, 09/01/2039	647,012	0.0
298,762		4.500%, 09/01/2039	313,035	0.0
406,561		4.500%, 09/01/2039	425,954	0.0
647,544		4.500%, 10/01/2039	677,917	0.0
852,390		4.500%, 12/01/2039	893,172	0.0
271,941		4.500%, 03/01/2040	284,949	0.0
537,859		4.500%, 04/01/2040	563,574	0.0
113,028		4.500%, 06/01/2040	118,435	0.0
587,324		4.500%, 07/01/2040	615,422	0.0
695,454		4.500%, 07/01/2040	728,718	0.0
192,764		4.500%, 08/01/2040	201,985	0.0
578,589		4.500%, 08/01/2040	606,268	0.0
184,320		4.500%, 03/01/2041	193,138	0.0
675,116		4.500%, 03/01/2041	707,414	0.0
270,346		4.500%, 04/01/2041	283,280	0.0
791,170		4.500%, 06/01/2041	829,020	0.0
686,852		4.500%, 07/01/2041	719,713	0.0
132,934		4.500%, 08/01/2041	138,938	0.0
4,373,839		4.500%, 08/01/2041	4,574,319	0.2
5,257,991		4.500%, 07/01/2048	5,449,000	0.2
17,988		5.000%, 03/01/2034	18,961	0.0
128,513		5.000%, 12/01/2034	136,475	0.0
136,707		5.000%, 08/01/2035	145,131	0.0
423,579		5.000%, 08/01/2035	449,914	0.0
162,835		5.000%, 10/01/2035	171,266	0.0
134,760		5.000%, 10/01/2035	143,131	0.0
149,228		5.000%, 10/01/2035	158,432	0.0
315,984		5.000%, 12/01/2035	335,590	0.0
39,581		5.000%, 04/01/2036	42,000	0.0
142,101		5.000%, 11/01/2036	150,923	0.0
102,354		5.000%, 02/01/2037	108,452	0.0
81,637		5.000%, 05/01/2037	86,533	0.0
1,205,245		5.000%, 10/01/2037	1,280,016	0.1
634,887		5.000%, 03/01/2038	673,114	0.0
695,432		5.000%, 03/01/2038	737,841	0.0
212,021		5.000%, 03/01/2038	225,150	0.0
204,396		5.000%, 04/01/2038	216,354	0.0
21,692		5.000%, 10/01/2038	22,963	0.0
85,575		5.000%, 06/01/2040	90,650	0.0
204,651		5.000%, 08/01/2040	216,788	0.0
507,049		5.000%, 04/01/2041	537,141	0.0
56,086		5.490%, 02/01/2037	59,331	0.0
196,890		5.500%, 12/01/2024	202,547	0.0
104,089		5.500%, 09/01/2034	112,594	0.0
114,804		5.500%, 01/01/2035	124,049	0.0
52,778		5.500%, 09/01/2035	56,893	0.0
1,153,786		5.500%, 09/01/2035	1,248,114	0.1
1,049,439		5.500%, 10/01/2035	1,134,333	0.1
80,788		5.500%, 03/01/2036	87,298	0.0
359,408		5.500%, 03/01/2036	388,001	0.0
56,419		5.500%, 05/01/2036	60,967	0.0
312,267		5.500%, 06/01/2036	337,809	0.0
5,139		5.500%, 07/01/2036	5,560	0.0
127,997		5.500%, 07/01/2036	138,145	0.0
20,048		5.500%, 07/01/2036	21,677	0.0
27,890		5.500%, 10/01/2036	30,002	0.0
134,824		5.500%, 11/01/2036	145,721	0.0
77,128		5.500%, 12/01/2036	83,425	0.0
102,903		5.500%, 12/01/2036	111,286	0.0
12,003		5.500%, 12/01/2036	12,708	0.0
15,003		5.500%, 02/01/2037	16,208	0.0
93,335		5.500%, 02/01/2037	100,891	0.0
32,495		5.500%, 05/01/2037	35,113	0.0
4,664		5.500%, 06/01/2037	5,043	0.0
51,902		5.500%, 12/01/2037	55,247	0.0
27,833		5.500%, 03/01/2038	30,075	0.0
15,139		5.500%, 06/01/2038	16,220	0.0
6,296		5.500%, 06/01/2038	6,690	0.0
11,028		5.500%, 08/01/2038	11,857	0.0
2,518		5.500%, 10/01/2038	2,712	0.0
925,562		5.500%, 11/01/2038	996,449	0.0
21,199		5.500%, 12/01/2038	22,738	0.0
15,541		5.500%, 12/01/2038	16,725	0.0
17,067		5.500%, 12/01/2038	18,296	0.0
26,336		5.500%, 01/01/2039	28,417	0.0
152,825		5.500%, 01/01/2039	164,296	0.0
94,496		5.500%, 01/01/2040	100,187	0.0
104,554		5.500%, 01/01/2040	112,214	0.0
96,330		5.500%, 03/01/2040	103,344	0.0
115,471		5.500%, 01/01/2041	122,296	0.0
65,511		5.750%, 05/01/2037	69,860	0.0
191,667		5.800%, 07/01/2037	204,175	0.0
72,119		5.800%, 08/01/2037	77,042	0.0
40,511		5.800%, 09/01/2037	43,286	0.0
78,102		5.800%, 09/01/2037	83,450	0.0
6,751		6.000%, 04/01/2028	7,369	0.0
61,549		6.000%, 07/01/2028	66,234	0.0
3,992		6.000%, 04/01/2036	4,358	0.0
12,648		6.000%, 04/01/2036	13,809	0.0
374		6.000%, 04/01/2036	403	0.0
39,600		6.000%, 06/01/2036	43,239	0.0
13,463		6.000%, 07/01/2036	14,701	0.0
86,037		6.000%, 08/01/2036	93,475	0.0
13,380		6.000%, 08/01/2036	14,619	0.0
5,256		6.000%, 08/01/2036	5,656	0.0
87,401		6.000%, 01/01/2037	95,405	0.0
63,662		6.000%, 02/01/2037	69,566	0.0
3,802		6.000%, 04/01/2037	4,152	0.0
1,612		6.000%, 06/01/2037	1,759	0.0
20,565		6.000%, 06/01/2037	22,448	0.0
10,221		6.000%, 07/01/2037	11,165	0.0
411		6.000%, 07/01/2037	449	0.0
7,882		6.000%, 08/01/2037	8,482	0.0
2,512		6.000%, 08/01/2037	2,742	0.0
11,387		6.000%, 08/01/2037	12,444	0.0
30,992		6.000%, 08/01/2037	33,482	0.0
6,982		6.000%, 08/01/2037	7,514	0.0
162,427		6.000%, 08/01/2037	174,791	0.0
4,607		6.000%, 08/01/2037	5,030	0.0
19,323		6.000%, 09/01/2037	20,982	0.0
8,205		6.000%, 09/01/2037	8,959	0.0
3,677		6.000%, 09/01/2037	4,011	0.0
20,077		6.000%, 10/01/2037	21,605	0.0
14,117		6.000%, 10/01/2037	15,425	0.0

See Accompanying Notes to Financial Statements

130

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

18,688		6.000%, 10/01/2037	20,411	0.0
9,604		6.000%, 10/01/2037	10,335	0.0
3,826		6.000%, 11/01/2037	4,181	0.0
34,742		6.000%, 11/01/2037	37,829	0.0
3,459		6.000%, 11/01/2037	3,722	0.0
69,146		6.000%, 12/01/2037	74,771	0.0
1,001		6.000%, 12/01/2037	1,077	0.0
26,072		6.000%, 01/01/2038	28,486	0.0
30,116		6.000%, 01/01/2038	32,782	0.0
3,317		6.000%, 01/01/2038	3,618	0.0
2,570		6.000%, 02/01/2038	2,765	0.0
20,345		6.000%, 02/01/2038	21,894	0.0
18,562		6.000%, 05/01/2038	19,975	0.0
1,982		6.000%, 06/01/2038	2,161	0.0
81,189		6.000%, 07/01/2038	88,562	0.0
38,545		6.000%, 07/01/2038	41,658	0.0
292,696		6.000%, 09/01/2038	316,691	0.0
12,275		6.000%, 09/01/2038	13,413	0.0
43,285		6.000%, 09/01/2038	46,580	0.0
1,428		6.000%, 09/01/2038	1,558	0.0
20,140		6.000%, 11/01/2038	21,690	0.0
165,460		6.000%, 01/01/2039	180,321	0.0
201,383		6.000%, 04/01/2039	217,333	0.0
49,807		6.000%, 08/01/2039	53,696	0.0
76,178		6.000%, 10/01/2039	82,190	0.0
27,207		6.000%, 11/01/2039	29,703	0.0
132,976		6.000%, 11/01/2039	143,430	0.0
2,804		6.000%, 12/01/2039	3,058	0.0
92,363		6.000%, 05/01/2040	100,851	0.0
60,987		6.150%, 12/01/2037	66,010	0.0
43,885		6.150%, 12/01/2037	47,547	0.0
76,360		6.150%, 01/01/2038	82,360	0.0
163,027		6.150%, 02/01/2038	175,703	0.0
86,899		6.150%, 02/01/2038	93,699	0.0
840,000		6.250%, 07/15/2032	1,122,470	0.1
15,018		6.500%, 06/01/2036	16,730	0.0
3,088		6.500%, 08/01/2036	3,475	0.0
2,249		6.500%, 10/01/2036	2,567	0.0
52,885		6.500%, 10/01/2036	59,539	0.0
24,292		6.500%, 07/01/2037	27,095	0.0
8,562		6.500%, 09/01/2037	9,427	0.0
4,427		6.500%, 10/01/2037	4,859	0.0
9,167		6.500%, 11/01/2037	10,037	0.0
26,405		6.500%, 04/01/2038	29,410	0.0
11,442		6.500%, 04/01/2038	13,455	0.0
3,687		6.500%, 05/01/2038	4,005	0.0
644		6.500%, 05/01/2038	699	0.0
2,219		6.500%, 07/01/2038	2,410	0.0
1,354		6.500%, 08/01/2038	1,481	0.0
8,337		6.500%, 09/01/2038	9,055	0.0
277		6.500%, 10/01/2038	307	0.0
8,921		6.500%, 11/01/2038	9,911	0.0
58,773		6.500%, 12/01/2038	63,833	0.0
7,555		6.500%, 12/01/2038	8,206	0.0
12,854		6.500%, 12/01/2038	14,313	0.0
1,651		6.500%, 12/01/2038	1,793	0.0
652,047		6.500%, 12/01/2038	731,496	0.0
3,046		6.500%, 01/01/2039	3,439	0.0
2,540,000		6.750%, 03/15/2031	3,457,402	0.1
			237,551,234	7.4

		Federal National Mortgage Association: 12.5%(4)
2,420,000		1.500%, 06/22/2020	2,384,566	0.1
5,255,780		2.500%, 09/01/2027	5,187,195	0.2
7,988,489		2.500%, 06/01/2030	7,824,892	0.3
5,391,867		2.500%, 06/01/2030	5,281,500	0.2
3,290,146		2.500%, 07/01/2030	3,222,814	0.1
19,076,000	(5)	2.500%, 01/23/2032	18,631,720	0.6
2,229,856		3.000%, 06/01/2026	2,244,250	0.1
7,439,982		3.000%, 08/01/2030	7,449,713	0.2
3,371,920		3.000%, 09/01/2030	3,376,332	0.1
20,426,624		3.000%, 12/01/2042	20,116,083	0.6
11,175,753		3.000%, 07/01/2043	10,997,026	0.4
5,819,708		3.000%, 09/01/2043	5,727,861	0.2
5,859,430		3.000%, 07/01/2046	5,736,505	0.2
2,358,131		3.000%, 08/01/2046	2,308,294	0.1
5,798,695		3.000%, 09/01/2046	5,649,914	0.2
22,910,208		3.000%, 12/01/2046	22,369,003	0.7
5,701,880		3.500%, 05/01/2029	5,777,774	0.2
1,560,914		3.500%, 03/01/2041	1,574,073	0.1
1,675,833		3.500%, 12/01/2041	1,689,963	0.1
3,058,559		3.500%, 01/01/2042	3,084,348	0.1
6,515,616		3.500%, 10/01/2042	6,570,543	0.2
15,542,334		3.500%, 11/01/2042	15,673,377	0.5
6,175,538		3.500%, 01/01/2046	6,204,176	0.2
4,557,724		3.500%, 02/01/2046	4,578,596	0.2
9,308,149		3.500%, 02/01/2046	9,350,775	0.3
11,144,949		3.500%, 04/01/2046	11,188,869	0.4
22,374,882		3.500%, 11/01/2051	22,425,853	0.7
1,385,747		3.720%, 10/01/2029	1,423,666	0.1
2,682,062		4.000%, 09/01/2026	2,746,682	0.1
12,657,000	(5)	4.000%, 08/25/2040	12,907,433	0.4
874,051		4.000%, 10/01/2040	899,220	0.0
217,818		4.000%, 10/01/2040	224,146	0.0
16,806,353		4.000%, 11/01/2040	17,294,587	0.5
1,442,224		4.000%, 12/01/2040	1,484,123	0.1
1,864,375		4.000%, 12/01/2040	1,918,536	0.1
2,990,320		4.000%, 02/01/2041	3,077,196	0.1
476,830		4.000%, 03/01/2041	490,684	0.0
455,106		4.000%, 04/01/2041	468,317	0.0
269,935		4.000%, 08/01/2041	275,441	0.0
351,998		4.000%, 09/01/2041	362,226	0.0
3,788,179		4.000%, 11/01/2041	3,898,258	0.1
519,069		4.000%, 12/01/2041	534,152	0.0
1,232,916		4.000%, 01/01/2042	1,268,741	0.0
770,083		4.000%, 07/01/2042	792,455	0.0
2,587,397		4.000%, 12/01/2042	2,662,544	0.1
2,643,493		4.000%, 07/01/2043	2,728,223	0.1
2,014,617		4.000%, 02/01/2044	2,075,135	0.1
1,210,176		4.000%, 02/01/2044	1,246,523	0.0
667,512		4.000%, 03/01/2044	687,815	0.0
2,063,875		4.000%, 05/01/2045	2,108,506	0.1
11,292,988		4.000%, 06/01/2045	11,577,721	0.4
4,038,248		4.000%, 07/01/2045	4,167,665	0.1
2,907,742		4.000%, 07/01/2045	2,991,222	0.1
2,753,544		4.000%, 07/01/2045	2,835,108	0.1
1,655,621		4.000%, 07/01/2045	1,695,464	0.1
3,908,471		4.000%, 02/01/2046	4,011,113	0.1
16,696,931		4.000%, 02/01/2048	17,037,393	0.5
1,040,995		4.000%, 03/01/2048	1,062,219	0.0
2,654,739		4.000%, 03/01/2048	2,708,861	0.1
327		4.500%, 05/01/2019	333	0.0
2,972,629		4.500%, 07/01/2026	3,061,516	0.1
5,441		4.500%, 06/01/2034	5,669	0.0
21,038		4.500%, 05/01/2035	21,932	0.0
2,328		4.500%, 03/01/2038	2,440	0.0
4,444		4.500%, 05/01/2038	4,606	0.0
1,246		4.500%, 05/01/2038	1,291	0.0
15,391		4.500%, 06/01/2038	16,035	0.0
11,168		4.500%, 07/01/2038	11,573	0.0
9,163		4.500%, 07/01/2038	9,495	0.0
27,873		4.500%, 09/01/2038	28,884	0.0
13,029,000	(5)	4.500%, 01/25/2039	13,499,960	0.4
615,204		4.500%, 03/01/2039	644,722	0.0
23,148		4.500%, 04/01/2039	24,264	0.0
34,373		4.500%, 04/01/2039	36,029	0.0
729,378		4.500%, 07/01/2039	764,516	0.0
1,784,750		4.500%, 09/01/2039	1,870,517	0.1
1,244,720		4.500%, 10/01/2039	1,304,578	0.1

See Accompanying Notes to Financial Statements

131

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

357,490	4.500%, 12/01/2039	374,692	0.0
486,565	4.500%, 12/01/2039	510,119	0.0
401,837	4.500%, 12/01/2039	421,290	0.0
255,134	4.500%, 03/01/2040	267,483	0.0
342,508	4.500%, 10/01/2040	359,059	0.0
362,214	4.500%, 10/01/2040	379,725	0.0
299,175	4.500%, 10/01/2040	313,657	0.0
712,213	4.500%, 03/01/2041	746,691	0.0
348,549	4.500%, 04/01/2041	361,315	0.0
289,883	4.500%, 06/01/2041	303,914	0.0
287,894	4.500%, 06/01/2041	301,831	0.0
199,720	4.500%, 06/01/2041	207,043	0.0
3,213,020	4.500%, 06/01/2041	3,368,561	0.1
5,225,882	4.500%, 07/01/2041	5,469,188	0.2
134,757	4.500%, 07/01/2041	141,156	0.0
225,426	4.500%, 07/01/2041	236,026	0.0
2,035,504	4.500%, 08/01/2041	2,134,041	0.1
259,061	4.500%, 08/01/2041	269,593	0.0
1,677,453	4.500%, 08/01/2041	1,758,654	0.1
1,418,900	5.000%, 03/01/2027	1,451,370	0.1
104,959	5.000%, 07/01/2033	111,552	0.0
109,399	5.000%, 02/01/2034	114,702	0.0
20,536	5.000%, 11/01/2034	21,815	0.0
2,195,637	5.000%, 02/01/2035	2,333,221	0.1
387,807	5.000%, 06/01/2035	412,086	0.0
28,184	5.000%, 08/01/2035	29,934	0.0
397,043	5.000%, 09/01/2035	421,590	0.0
241,293	5.000%, 09/01/2035	255,250	0.0
99,445	5.000%, 09/01/2035	104,986	0.0
30,183	5.000%, 10/01/2035	32,059	0.0
559,805	5.000%, 03/01/2036	595,020	0.0
438,936	5.000%, 03/01/2036	466,515	0.0
4,620	5.000%, 05/01/2036	4,909	0.0
384,299	5.000%, 05/01/2036	407,519	0.0
71,065	5.000%, 06/01/2036	75,514	0.0
768,239	5.000%, 12/01/2036	816,620	0.0
59,146	5.000%, 12/01/2036	62,866	0.0
182,445	5.000%, 07/01/2037	193,884	0.0
136,686	5.000%, 01/01/2038	144,298	0.0
272,345	5.000%, 02/01/2038	289,464	0.0
594,465	5.000%, 02/01/2038	631,802	0.0
557,167	5.000%, 08/01/2038	592,173	0.0
288,331	5.000%, 07/01/2040	306,331	0.0
106,296	5.000%, 07/01/2040	112,518	0.0
211	5.500%, 07/01/2020	211	0.0
429	5.500%, 04/01/2021	434	0.0
5,973	5.500%, 10/01/2021	6,034	0.0
28,750	5.500%, 11/01/2021	29,104	0.0
2,018	5.500%, 11/01/2021	2,032	0.0
101,736	5.500%, 11/01/2021	103,251	0.0
122,249	5.500%, 12/01/2021	124,948	0.0
151,071	5.500%, 12/01/2021	153,476	0.0
15,516	5.500%, 12/01/2021	15,706	0.0
5,081	5.500%, 01/01/2022	5,086	0.0
2,645	5.500%, 01/01/2022	2,691	0.0
3,847	5.500%, 01/01/2022	3,905	0.0
22,502	5.500%, 02/01/2022	22,967	0.0
1,375	5.500%, 04/01/2022	1,402	0.0
13,818	5.500%, 06/01/2022	14,157	0.0
15,446	5.500%, 06/01/2022	15,662	0.0
1,892	5.500%, 07/01/2022	1,945	0.0
28,480	5.500%, 07/01/2022	29,205	0.0
2,242	5.500%, 08/01/2022	2,277	0.0
6,729	5.500%, 09/01/2022	6,916	0.0
40,458	5.500%, 09/01/2022	41,402	0.0
59,538	5.500%, 11/01/2022	60,394	0.0
6,671	5.500%, 01/01/2023	6,857	0.0
4,528	5.500%, 02/01/2023	4,639	0.0
8,970	5.500%, 03/01/2023	9,205	0.0
2,755	5.500%, 04/01/2023	2,840	0.0
10,806	5.500%, 06/01/2023	11,054	0.0
3,975	5.500%, 08/01/2023	4,066	0.0
11,319	5.500%, 08/01/2023	11,669	0.0
31,679	5.500%, 08/01/2023	32,900	0.0
2,155	5.500%, 08/01/2023	2,226	0.0
28,537	5.500%, 09/01/2023	29,504	0.0
7,314	5.500%, 10/01/2023	7,343	0.0
19,960	5.500%, 11/01/2023	20,253	0.0
3,662	5.500%, 11/01/2023	3,750	0.0
1,806	5.500%, 11/01/2023	1,858	0.0
100,294	5.500%, 02/01/2024	103,977	0.0
1,530	5.500%, 03/01/2024	1,538	0.0
8,440	5.500%, 07/01/2024	8,780	0.0
22,659	5.500%, 07/01/2024	22,992	0.0
6,753	5.500%, 05/01/2025	6,839	0.0
37,591	5.500%, 08/01/2025	38,949	0.0
2,685	5.500%, 07/01/2027	2,844	0.0
670	5.500%, 08/01/2027	709	0.0
143,040	5.500%, 03/01/2034	154,142	0.0
110,742	5.500%, 04/01/2034	119,360	0.0
49,701	5.500%, 11/01/2034	53,578	0.0
47,212	5.500%, 12/01/2034	50,912	0.0
609,585	5.500%, 02/01/2035	657,287	0.0
85,882	5.500%, 05/01/2035	92,590	0.0
509,170	5.500%, 09/01/2035	542,080	0.0
89,588	5.500%, 09/01/2035	96,542	0.0
70,762	5.500%, 04/01/2036	76,247	0.0
117,496	5.500%, 04/01/2036	126,667	0.0
23,834	5.500%, 05/01/2036	25,680	0.0
81,985	5.500%, 06/01/2036	88,199	0.0
291,979	5.500%, 07/01/2036	314,781	0.0
163,564	5.500%, 11/01/2036	176,370	0.0
240,608	5.500%, 12/01/2036	259,322	0.0
536,018	5.500%, 12/01/2036	577,880	0.0
80,788	5.500%, 01/01/2037	87,087	0.0
767,148	5.500%, 03/01/2037	827,152	0.0
342,126	5.500%, 03/01/2037	368,595	0.0
67,665	5.500%, 03/01/2037	72,935	0.0
307,346	5.500%, 08/01/2037	331,358	0.0
3,143	5.500%, 01/01/2038	3,363	0.0
1,047	5.500%, 01/01/2038	1,119	0.0
818	5.500%, 01/01/2038	877	0.0
13,041	5.500%, 03/01/2038	14,050	0.0
17,655	5.500%, 05/01/2038	18,746	0.0
46,967	5.500%, 06/01/2038	50,624	0.0
1,455,922	5.500%, 09/01/2038	1,568,448	0.1
336,103	5.500%, 12/01/2038	358,446	0.0
83,458	5.500%, 06/01/2039	89,436	0.0
14,197	5.500%, 04/01/2040	15,044	0.0
120,746	5.500%, 05/01/2040	127,952	0.0
245,979	5.500%, 06/01/2040	260,659	0.0
11,251	5.500%, 07/01/2040	11,922	0.0
153,767	5.700%, 07/01/2036	162,313	0.0
16,758	5.700%, 07/01/2036	16,759	0.0
8,564	6.000%, 01/01/2034	9,245	0.0
4,522	6.000%, 07/01/2034	4,857	0.0
64,793	6.000%, 12/01/2034	70,750	0.0
32,539	6.000%, 05/01/2035	34,946	0.0
33,711	6.000%, 01/01/2036	36,226	0.0
16,302	6.000%, 01/01/2036	17,508	0.0
22,946	6.000%, 02/01/2036	25,033	0.0
32,837	6.000%, 03/01/2036	35,460	0.0
21,835	6.000%, 03/01/2036	23,814	0.0
33,968	6.000%, 04/01/2036	37,053	0.0
7,387	6.000%, 04/01/2036	7,976	0.0
64,279	6.000%, 05/01/2036	70,119	0.0
466	6.000%, 06/01/2036	508	0.0
16,960	6.000%, 08/01/2036	18,499	0.0
1,831	6.000%, 08/01/2036	1,966	0.0
59,759	6.000%, 09/01/2036	65,125	0.0

See Accompanying Notes to Financial Statements

132

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

21,707	6.000%, 09/01/2036	23,648	0.0
45,764	6.000%, 09/01/2036	49,149	0.0
48,593	6.000%, 09/01/2036	52,997	0.0
22,754	6.000%, 10/01/2036	24,438	0.0
21,084	6.000%, 10/01/2036	22,984	0.0
188,774	6.000%, 12/01/2036	202,737	0.0
473,372	6.000%, 12/01/2036	516,217	0.0
73,401	6.000%, 01/01/2037	78,831	0.0
6,923	6.000%, 02/01/2037	7,435	0.0
5,612	6.000%, 04/01/2037	6,028	0.0
101,464	6.000%, 07/01/2037	110,806	0.0
34,315	6.000%, 08/01/2037	37,405	0.0
3,076	6.000%, 08/01/2037	3,326	0.0
1,138	6.000%, 08/01/2037	1,227	0.0
60,948	6.000%, 09/01/2037	65,457	0.0
28,295	6.000%, 09/01/2037	30,525	0.0
413	6.000%, 09/01/2037	446	0.0
6,864	6.000%, 09/01/2037	7,482	0.0
2,064	6.000%, 09/01/2037	2,246	0.0
14,973	6.000%, 09/01/2037	16,325	0.0
360	6.000%, 10/01/2037	392	0.0
981	6.000%, 10/01/2037	1,053	0.0
4,220	6.000%, 10/01/2037	4,558	0.0
2,166	6.000%, 10/01/2037	2,349	0.0
57,123	6.000%, 11/01/2037	62,254	0.0
7,355	6.000%, 11/01/2037	7,900	0.0
6,287	6.000%, 11/01/2037	6,752	0.0
18,456	6.000%, 11/01/2037	20,105	0.0
3,239	6.000%, 11/01/2037	3,495	0.0
26,293	6.000%, 11/01/2037	28,592	0.0
22,660	6.000%, 11/01/2037	24,336	0.0
7,859	6.000%, 12/01/2037	8,508	0.0
14,672	6.000%, 12/01/2037	15,997	0.0
31,581	6.000%, 12/01/2037	34,335	0.0
48,102	6.000%, 12/01/2037	52,440	0.0
12,447	6.000%, 01/01/2038	13,368	0.0
4,189	6.000%, 01/01/2038	4,499	0.0
85,445	6.000%, 02/01/2038	92,760	0.0
781	6.000%, 02/01/2038	839	0.0
128,006	6.000%, 03/01/2038	137,474	0.0
6,337	6.000%, 03/01/2038	6,816	0.0
20,060	6.000%, 04/01/2038	21,864	0.0
372,111	6.000%, 04/01/2038	406,369	0.0
26,980	6.000%, 05/01/2038	29,055	0.0
21,617	6.000%, 05/01/2038	23,216	0.0
1,936	6.000%, 06/01/2038	2,079	0.0
15,243	6.000%, 07/01/2038	16,371	0.0
26,642	6.000%, 07/01/2038	28,612	0.0
4,098	6.000%, 08/01/2038	4,468	0.0
907	6.000%, 08/01/2038	974	0.0
36,581	6.000%, 09/01/2038	39,287	0.0
7,024	6.000%, 09/01/2038	7,543	0.0
28,111	6.000%, 09/01/2038	30,210	0.0
96,623	6.000%, 10/01/2038	104,338	0.0
80,513	6.000%, 10/01/2038	87,731	0.0
22,201	6.000%, 10/01/2038	23,909	0.0
20,585	6.000%, 05/01/2039	22,107	0.0
738,219	6.000%, 10/01/2039	806,170	0.0
28,921	6.000%, 11/01/2039	31,076	0.0
8,622	6.500%, 04/01/2028	9,256	0.0
995	6.500%, 04/01/2030	1,076	0.0
61,675	6.500%, 02/01/2034	66,216	0.0
8,645	6.500%, 11/01/2034	9,776	0.0
11,705	6.500%, 01/01/2036	12,984	0.0
35,342	6.500%, 03/01/2036	40,917	0.0
66,369	6.500%, 04/01/2036	73,516	0.0
609	6.500%, 05/01/2036	665	0.0
4,346	6.500%, 06/01/2036	4,666	0.0
3,726	6.500%, 07/01/2036	4,169	0.0
9,677	6.500%, 07/01/2036	10,391	0.0
49,895	6.500%, 07/01/2036	55,480	0.0
25,615	6.500%, 07/01/2036	29,274	0.0
70,255	6.500%, 07/01/2036	75,457	0.0
1,665	6.500%, 07/01/2036	1,885	0.0
2,348	6.500%, 08/01/2036	2,564	0.0
4,015	6.500%, 08/01/2036	4,382	0.0
9,336	6.500%, 09/01/2036	10,139	0.0
17,897	6.500%, 09/01/2036	20,014	0.0
131,797	6.500%, 09/01/2036	151,810	0.0
1,492	6.500%, 09/01/2036	1,682	0.0
878	6.500%, 11/01/2036	959	0.0
4,291	6.500%, 11/01/2036	4,888	0.0
3,169	6.500%, 12/01/2036	3,608	0.0
13,676	6.500%, 12/01/2036	14,682	0.0
453	6.500%, 01/01/2037	512	0.0
35,945	6.500%, 01/01/2037	38,601	0.0
27,128	6.500%, 01/01/2037	29,732	0.0
6,750	6.500%, 01/01/2037	7,248	0.0
17,028	6.500%, 02/01/2037	18,291	0.0
7,624	6.500%, 03/01/2037	8,679	0.0
114,004	6.500%, 03/01/2037	127,290	0.0
49,451	6.500%, 03/01/2037	54,285	0.0
12,507	6.500%, 03/01/2037	13,465	0.0
1,764	6.500%, 04/01/2037	1,895	0.0
831	6.500%, 07/01/2037	935	0.0
3,825	6.500%, 08/01/2037	4,107	0.0
4,113	6.500%, 08/01/2037	4,556	0.0
2,270	6.500%, 08/01/2037	2,517	0.0
8,634	6.500%, 09/01/2037	9,726	0.0
78,197	6.500%, 09/01/2037	87,727	0.0
1,528	6.500%, 09/01/2037	1,725	0.0
18,998	6.500%, 09/01/2037	20,950	0.0
112,770	6.500%, 09/01/2037	121,670	0.0
2,339	6.500%, 09/01/2037	2,580	0.0
505	6.500%, 09/01/2037	566	0.0
8,621	6.500%, 10/01/2037	9,827	0.0
31,157	6.500%, 10/01/2037	34,415	0.0
2,834	6.500%, 10/01/2037	3,209	0.0
1,124	6.500%, 10/01/2037	1,241	0.0
33,110	6.500%, 10/01/2037	37,196	0.0
135,237	6.500%, 11/01/2037	153,515	0.0
1,560	6.500%, 12/01/2037	1,675	0.0
2,937	6.500%, 12/01/2037	3,153	0.0
14,221	6.500%, 12/01/2037	16,136	0.0
1,362	6.500%, 12/01/2037	1,462	0.0
6,652	6.500%, 12/01/2037	7,304	0.0
9,523	6.500%, 12/01/2037	10,226	0.0
63,361	6.500%, 12/01/2037	68,039	0.0
1,476	6.500%, 12/01/2037	1,585	0.0
21,490	6.500%, 01/01/2038	24,332	0.0
548	6.500%, 01/01/2038	588	0.0
86,879	6.500%, 02/01/2038	93,290	0.0
46,060	6.500%, 03/01/2038	49,464	0.0
53,702	6.500%, 04/01/2038	59,531	0.0
4,153	6.500%, 05/01/2038	4,460	0.0
115,364	6.500%, 08/01/2038	131,829	0.0
230,031	6.500%, 08/01/2038	247,023	0.0
70,614	6.500%, 08/01/2038	77,499	0.0
20,662	6.500%, 09/01/2038	22,458	0.0
35,682	6.500%, 09/01/2038	39,183	0.0
4,755	6.500%, 10/01/2038	5,324	0.0
264,688	6.500%, 10/01/2038	300,979	0.0
16,566	6.500%, 10/01/2038	18,841	0.0
50,975	6.500%, 10/01/2038	54,739	0.0
32,013	6.500%, 11/01/2038	35,362	0.0
60,557	6.500%, 01/01/2039	68,309	0.0
1,587	6.500%, 01/01/2039	1,825	0.0
15,919	6.500%, 03/01/2039	17,369	0.0
5,473	6.500%, 09/01/2039	5,877	0.0
805,000	6.625%, 11/15/2030	1,080,737	0.0

See Accompanying Notes to Financial Statements

133

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

3,430,000		7.125%, 01/15/2030	4,729,678	0.2
1,560,000		7.250%, 05/15/2030	2,171,829	0.1
			398,974,322	12.5

		Government National Mortgage Association: 7.9%
4,000,000	(5)	3.000%, 01/15/2043	3,935,946	0.1
12,897,354		3.000%, 04/15/2045	12,714,889	0.4
10,886,516		3.000%, 07/20/2045	10,750,031	0.3
5,248,751		3.000%, 04/20/2046	5,176,994	0.2
20,965,091		3.000%, 07/20/2046	20,668,746	0.7
9,671,526		3.000%, 07/20/2047	9,524,375	0.3
28,027,474		3.000%, 04/20/2048	27,592,134	0.9
26,030,297		3.500%, 03/20/2047	26,194,851	0.8
4,441,251		3.500%, 07/20/2047	4,486,350	0.2
14,548,840		3.500%, 09/20/2047	14,602,706	0.5
12,223,597		3.500%, 12/20/2047	12,317,992	0.4
13,596,428		3.500%, 01/20/2048	13,701,172	0.4
26,746,531		3.500%, 02/20/2048	26,910,727	0.9
13,100,000	(5)	4.000%, 09/20/2040	13,416,313	0.4
7,352,612		4.000%, 10/20/2043	7,559,406	0.2
5,968,397		4.000%, 03/20/2046	6,131,391	0.2
3,719,925		4.000%, 03/20/2046	3,822,340	0.1
1,200,563		4.500%, 02/20/2041	1,260,431	0.0
370,013		4.500%, 03/20/2041	388,458	0.0
1,415,411		4.500%, 05/20/2041	1,485,869	0.1
1,596,481		4.500%, 06/20/2041	1,675,863	0.1
2,958,162		4.500%, 07/20/2041	3,104,828	0.1
1,217,963		4.500%, 09/20/2041	1,278,425	0.1
3,701,069		4.500%, 10/20/2041	3,884,272	0.1
13,066		5.000%, 10/15/2037	13,861	0.0
2,791		5.000%, 04/15/2038	2,943	0.0
73,572		5.000%, 03/15/2039	78,052	0.0
123,664		5.000%, 08/15/2039	130,444	0.0
998,920		5.000%, 09/15/2039	1,059,323	0.0
1,183,380		5.000%, 09/15/2039	1,255,393	0.0
873,536		5.000%, 02/15/2040	913,169	0.0
646,653		5.000%, 04/15/2040	680,981	0.0
1,414,097		5.000%, 06/15/2040	1,481,561	0.1
48,815		5.000%, 07/15/2040	51,144	0.0
539,019		5.000%, 04/15/2042	560,731	0.0
887,959		5.000%, 04/20/2042	941,380	0.0
8,337,351		5.000%, 06/20/2048	8,684,987	0.3
38,412		5.500%, 07/20/2038	40,966	0.0
496,512		5.500%, 09/20/2039	523,506	0.0
35,803		5.500%, 10/20/2039	38,185	0.0
20,447		5.500%, 11/20/2039	21,809	0.0
828,561		5.500%, 11/20/2039	873,616	0.0
12,305		5.500%, 12/20/2040	12,964	0.0
37,093		5.500%, 01/20/2041	39,510	0.0
269,019		5.500%, 03/20/2041	286,894	0.0
388,931		5.500%, 04/20/2041	418,691	0.0
636,968		5.500%, 05/20/2041	679,288	0.0
601,504		5.500%, 06/20/2041	647,750	0.0
19,788		6.000%, 10/15/2036	21,490	0.0
68,052		6.000%, 08/15/2037	74,098	0.0
61,457		6.000%, 11/15/2037	66,004	0.0
17,235		6.000%, 12/15/2037	18,510	0.0
29,100		6.000%, 01/15/2038	31,253	0.0
24,225		6.000%, 01/15/2038	26,017	0.0
31,691		6.000%, 02/15/2038	34,036	0.0
617		6.000%, 02/15/2038	663	0.0
79,432		6.000%, 02/15/2038	85,308	0.0
894		6.000%, 04/15/2038	961	0.0
214,539		6.000%, 05/15/2038	230,411	0.0
190,465		6.000%, 05/15/2038	204,556	0.0
29,378		6.000%, 07/15/2038	31,554	0.0
66,624		6.000%, 09/15/2038	71,585	0.0
58,492		6.000%, 11/15/2038	62,838	0.0
982,014		6.000%, 08/20/2040	1,047,232	0.0
			254,028,173	7.9

		Other U.S. Agency Obligations: 0.4%
1,500,000	(2)	1.875%, 08/15/2022	1,460,745	0.0
5,000,000		2.400%, 09/21/2026	4,812,400	0.2
10,000		6.150%, 01/15/2038	13,615	0.0
5,000,000		7.125%, 05/01/2030	6,899,600	0.2
			13,186,360	0.4

	Total U.S. Government Agency Obligations
	(Cost $909,551,238)		903,740,089	28.2

U.S. TREASURY OBLIGATIONS: 35.9%
		U.S. Treasury Bonds: 5.9%
10,659,000		2.250%, 08/15/2046	9,130,338	0.3
7,000,000		2.500%, 02/15/2046	6,333,702	0.2
9,072,000		2.500%, 05/15/2046	8,199,741	0.2
2,000		2.750%, 11/15/2042	1,917	0.0
9,022,000		3.000%, 11/15/2044	9,027,405	0.3
10,042,000		3.000%, 11/15/2045	10,042,683	0.3
63,464,000		3.000%, 08/15/2048	63,291,850	2.0
2,882,000		3.125%, 02/15/2043	2,946,154	0.1
5,686,000		3.125%, 08/15/2044	5,816,581	0.2
9,645,000		3.500%, 02/15/2039	10,569,076	0.3
13,888,000		3.625%, 08/15/2043	15,403,922	0.5
14,092,000		3.625%, 02/15/2044	15,641,979	0.5
13,251,000		3.750%, 11/15/2043	14,995,741	0.5
7,845,000		3.875%, 08/15/2040	9,026,033	0.3
6,505,000		4.375%, 05/15/2040	8,000,307	0.2
830,000		6.000%, 02/15/2026	1,013,464	0.0
			189,440,893	5.9

		U.S. Treasury Notes: 30.0%
9,004,000		0.875%, 09/15/2019	8,893,212	0.3
5,000,000		1.000%, 10/15/2019	4,937,295	0.2
4,770,000		1.000%, 11/15/2019	4,703,324	0.2
10,000,000		1.125%, 02/28/2021	9,711,952	0.3
8,000,000		1.125%, 08/31/2021	7,722,855	0.2
1,000		1.250%, 10/31/2019	989	0.0
11,755,000		1.250%, 01/31/2020	11,586,208	0.4
3,534,000		1.250%, 02/29/2020	3,479,931	0.1
13,040,000		1.250%, 10/31/2021	12,607,059	0.4
20,000,000		1.375%, 01/15/2020	19,749,559	0.6
933,000		1.375%, 01/31/2020	920,879	0.0
8,515,000		1.375%, 02/29/2020	8,396,698	0.3
9,022,000		1.375%, 03/31/2020	8,890,268	0.3
7,940,000		1.375%, 04/30/2020	7,818,438	0.2
7,000		1.375%, 08/31/2020	6,869	0.0
10,000,000		1.375%, 10/31/2020	9,797,600	0.3
37,540,000		1.375%, 04/30/2021	36,615,610	1.1
7,000,000		1.375%, 08/31/2023	6,654,193	0.2
5,000,000		1.375%, 09/30/2023	4,747,084	0.2
7,002,000		1.500%, 11/30/2019	6,930,412	0.2
752,000		1.500%, 05/31/2020	741,010	0.0
4,833,000		1.500%, 01/31/2022	4,695,976	0.2
10,000,000		1.500%, 02/28/2023	9,610,066	0.3
10,000,000		1.500%, 03/31/2023	9,601,972	0.3
4,790,000		1.625%, 12/31/2019	4,742,747	0.2
2,976,000		1.625%, 08/15/2022	2,888,145	0.1
6,480,000		1.625%, 04/30/2023	6,250,371	0.2
10,184,000		1.625%, 05/31/2023	9,814,068	0.3
4,046,000		1.625%, 10/31/2023	3,884,203	0.1
24,847,000		1.625%, 02/15/2026	23,278,506	0.7
22,705,000		1.750%, 09/30/2019	22,559,422	0.7
7,810,000		1.750%, 04/30/2022	7,630,808	0.2
18,000,000		1.750%, 09/30/2022	17,529,302	0.6
69,000		1.750%, 01/31/2023	67,022	0.0

See Accompanying Notes to Financial Statements

134

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

8,000,000		1.875%, 11/30/2021	7,870,012	0.2
10,000,000		1.875%, 05/31/2022	9,805,393	0.3
3,003,000		1.875%, 08/31/2022	2,939,464	0.1
24,900,000		2.000%, 11/30/2020	24,670,663	0.8
12,097,000		2.000%, 02/28/2021	11,971,795	0.4
8,063,000		2.000%, 12/31/2021	7,954,355	0.3
4,000,000		2.000%, 07/31/2022	3,935,105	0.1
17,133,000		2.000%, 11/15/2026	16,371,746	0.5
20,498,000		2.125%, 01/31/2021	20,340,924	0.6
3,700,000		2.125%, 09/30/2021	3,665,389	0.1
3,774,000		2.125%, 12/31/2021	3,737,594	0.1
10,105,000		2.125%, 06/30/2022	9,987,364	0.3
5,000,000		2.125%, 11/30/2023	4,910,638	0.2
20,000,000		2.125%, 05/15/2025	19,473,502	0.6
9,810,000		2.250%, 03/31/2021	9,759,910	0.3
8,794,000		2.250%, 04/30/2021	8,753,316	0.3
3,011,000		2.250%, 12/31/2023	2,973,388	0.1
26,457,000		2.250%, 11/15/2024	26,011,623	0.8
1,352,000		2.250%, 11/15/2025	1,323,125	0.0
19,590,000		2.375%, 12/31/2020	19,547,230	0.6
78,352,000		2.500%, 12/31/2020	78,341,604	2.4
9,874,000		2.500%, 05/15/2024	9,858,651	0.3
103,236,000		2.625%, 12/15/2021	103,706,972	3.2
37,384,000		2.625%, 12/31/2023	37,580,702	1.2
11,396,000		2.750%, 09/15/2021	11,475,808	0.4
36,569,500		2.750%, 11/15/2023	36,979,603	1.2
42,052,000		2.750%, 02/15/2024	42,513,061	1.3
16,545,000		2.875%, 10/31/2020	16,648,267	0.5
58,905,000		2.875%, 11/30/2025	60,000,197	1.9
39,399,700		3.125%, 11/15/2028	40,902,026	1.3
7,790,000		3.500%, 05/15/2020	7,887,683	0.2
			959,361,163	30.0

	Total U.S. Treasury Obligations
	(Cost $1,147,974,699)		1,148,802,056	35.9

COMMERCIAL MORTGAGE-BACKED SECURITIES: 2.1%
2,000,000	(1)	BAMLL Commercial Mortgage Securities Trust 2015-200P A, 3.218%, 04/14/2033	1,976,158	0.1
4,000,000		BENCHMARK 2018-B3 A5 Mortgage Trust, 4.025%, 04/10/2051	4,117,957	0.1
1,000,000	(3)	CFCRE Commercial Mortgage Trust 2016-C7 B, 4.354%, 12/10/2054	1,023,072	0.0
3,000,000		Citigroup Commercial Mortgage Trust 2014-GC19 A4, 4.023%, 03/10/2047	3,091,642	0.1
1,000,000	(1),(3)	COMM 2013-CR10 AM, 4.517%, 08/10/2046	1,045,535	0.0
650,000		COMM 2015-CR23 A3, 3.230%, 05/10/2048	644,140	0.0
315,000	(3)	COMM 2015-PC1 B, 4.440%, 07/10/2050	317,442	0.0
1,000,000		COMM 2016-COR1 A4, 3.091%, 10/10/2049	962,624	0.0
1,000,000		COMM 2016-COR1 AM, 3.494%, 10/10/2049	976,160	0.0
1,000,000		COMM 2016-CR28 A4, 3.762%, 02/10/2049	1,013,927	0.0
1,000,000	(1),(3)	Core Industrial Trust 2015-TEXW D, 3.849%, 02/10/2034	992,253	0.0
981,425	(1)	Core Industrial Trust 2015-WEST A, 3.292%, 02/10/2037	971,968	0.0
500,000		DBJPM Mortgage Trust 16-C1 A4, 3.276%, 05/10/2049	492,170	0.0
2,000,000	(3)	Ginnia Mae 2011-20 C, 3.562%, 04/16/2041	2,006,524	0.1
2,000,000	(3)	Ginnie Mae 2011-127 C, 3.500%, 03/16/2047	2,007,836	0.1
6,000,000	(3)	Ginnie Mae 2011-142 B, 3.485%, 02/16/2044	5,998,376	0.2
5,000,000	(3)	Ginnie Mae 2011-38 D, 3.719%, 01/16/2051	5,143,168	0.2
191,761	(3)	Ginnie Mae 2011-53 B, 4.397%, 05/16/2051	195,954	0.0
5,000,000		Ginnie Mae 2014-150 C, 3.400%, 12/16/2049	5,069,564	0.2
3,000,000		Ginnie Mae 2014-50 C, 3.400%, 02/16/2047	3,027,491	0.1
1,000,000		GS Mortgage Securities Trust 2012-GCJ7 B, 4.740%, 05/10/2045	1,025,155	0.0
1,000,000	(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 B, 3.991%, 01/15/2046	1,004,289	0.0
6,379,463		JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16, 4.166%, 12/15/2046	6,604,122	0.2
3,000,000		JPMDB Commercial Mortgage Securities Trust 2016-C2 A3A, 2.881%, 06/15/2049	2,889,142	0.1
2,065,000	(1)	Ladder Capital Commercial Mortgage 2013-GCP A2 Mortgage Trust, 3.985%, 02/15/2036	2,078,867	0.1
3,200,000		Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8 A4 A4, 3.134%, 12/15/2048	3,181,465	0.1
2,000,000		Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 A4, 3.526%, 12/15/2047	2,007,586	0.1
1,250,000	(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 B, 4.565%, 04/15/2047	1,287,286	0.1
220,000	(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21 C, 4.159%, 03/15/2048	211,154	0.0
100,000	(1),(3)	Morgan Stanley Capital I Trust 2011-C1 D, 5.375%, 09/15/2047	103,497	0.0
100,000	(1),(3)	Morgan Stanley Capital I Trust 2011-C1 E, 5.375%, 09/15/2047	103,484	0.0
1,000,000	(1),(3)	MSCG Trust 2015-ALDR A2, 3.462%, 06/07/2035	969,637	0.0

See Accompanying Notes to Financial Statements

135

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

1,000,000	(3)	UBS Commercial Mortgage Trust 2018-C9 A4, 4.117%, 03/15/2051	1,033,001	0.0
2,350,000		Wells Fargo Commercial Mortgage Trust 2015-P2 A3, 3.541%, 12/15/2048	2,369,781	0.1
2,000,000		Wells Fargo Commercial Mortgage Trust 2016-NXS5 A4, 3.370%, 01/15/2059	1,981,523	0.1

	Total Commercial Mortgage-Backed Securities
	(Cost $69,822,883)		67,923,950	2.1

FOREIGN GOVERNMENT BONDS: 3.1%
4,206,000		Asian Development Bank, 1.625%, 03/16/2021	4,124,464	0.1
300,000		Asian Development Bank, 2.125%, 03/19/2025	289,689	0.0
2,000,000		Asian Development Bank, 2.000%, 02/16/2022	1,963,997	0.1
3,000,000		Colombia Government International Bond, 4.000%, 02/26/2024	2,973,750	0.1
1,950,000		Colombia Government International Bond, 7.375%, 09/18/2037	2,365,837	0.1
1,000,000		Corp Andina de Fomento, 2.125%, 09/27/2021	971,920	0.0
2,964,000		Corp Andina de Fomento, 4.375%, 06/15/2022	3,075,002	0.1
4,000,000		European Investment Bank, 1.125%, 08/15/2019	3,966,384	0.1
6,700,000		European Investment Bank, 1.625%, 06/15/2021	6,544,253	0.2
2,071,000		European Investment Bank, 1.750%, 05/15/2020	2,047,597	0.1
3,000,000		European Investment Bank, 2.250%, 03/15/2022	2,965,576	0.1
2,000,000		European Investment Bank, 4.000%, 02/16/2021	2,052,878	0.1
500,000		Export-Import Bank of Korea, 2.625%, 12/30/2020	495,076	0.0
500,000		Export-Import Bank of Korea, 3.250%, 08/12/2026	484,281	0.0
1,000,000		Export-Import Bank of Korea, 4.000%, 01/14/2024	1,020,383	0.0
1,000,000		Hashemite Kingdom of Jordan Government AID Bond, 2.578%, 06/30/2022	996,935	0.0
3,000,000	(2)	Inter-American Development Bank, 1.750%, 09/14/2022	2,905,794	0.1
1,000,000		Inter-American Development Bank, 1.875%, 03/15/2021	985,419	0.0
1,000,000		Inter-American Development Bank, 3.200%, 08/07/2042	984,058	0.0
2,000,000		International Bank for Reconstruction & Development, 1.250%, 07/26/2019	1,983,664	0.1
1,000,000		Japan Bank for International Cooperation, 1.750%, 05/28/2020	986,431	0.0
5,000,000		Japan Bank for International Cooperation, 2.125%, 11/16/2020	4,937,269	0.1
3,000,000	(1)	Kommunalbanken AS, 2.250%, 01/25/2022	2,963,046	0.1
1,800,000	(1)	Kommunalbanken AS, 2.500%, 01/11/2023	1,783,319	0.1
500,000	(2)	Korea International Bond, 4.125%, 06/10/2044	531,748	0.0
5,000,000		Mexico Government International Bond, 4.750%, 03/08/2044	4,557,500	0.1
1,460,000		Panama Government International Bond, 8.875%, 09/30/2027	1,941,800	0.1
4,000,000		Peruvian Government International Bond, 6.550%, 03/14/2037	5,070,000	0.2
4,000,000	(2)	Philippine Government International Bond, 6.375%, 01/15/2032	4,938,900	0.2
3,000,000		Province of British Columbia Canada, 2.250%, 06/02/2026	2,873,011	0.1
1,000,000		Province of Ontario Canada, 1.875%, 05/21/2020	988,697	0.0
13,308,000		Province of Ontario Canada, 4.400%, 04/14/2020	13,591,436	0.4
3,405,000		Republic of Poland Government International Bond, 5.125%, 04/21/2021	3,556,778	0.1
5,160,000		Ukraine Government AID Bonds, 1.847%, 05/29/2020	5,124,401	0.2
3,000,000		Uruguay Government International Bond, 4.500%, 08/14/2024	3,059,520	0.1

	Total Foreign Government Bonds
	(Cost $101,111,902)		100,100,813	3.1

	Total Long-Term Investments
	(Cost $3,248,407,696)		3,229,271,177	100.8

SHORT-TERM INVESTMENTS: 4.0%
		Commercial Paper: 3.0%
61,225,000		Concord Minutemen, 2.500%, 01/03/2019	61,212,423	1.9

See Accompanying Notes to Financial Statements

136

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

10,000,000	Consolidated Edison Co. of New York, Inc., 2.600%, 01/02/2019	9,998,554	0.3
7,810,000	Lockheed Martin Corp., 2.700%, 01/02/2019	7,808,863	0.3
15,000,000	Sysco Corp., 0.300%, 01/02/2019	14,999,789	0.5
		94,019,629	3.0

	Securities Lending Collateral(6): 0.7%
5,248,570	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $5,249,533, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $5,353,541, due 01/25/19-10/20/68)	5,248,570	0.1
1,023,192	Citibank N.A., Repurchase Agreement dated 12/31/18, 3.00%, due 01/02/19 (Repurchase Amount $1,023,360, collateralized by various U.S. Government Securities, 0.000%-8.750%, Market Value plus accrued interest $1,043,656, due 01/03/19-09/09/49)	1,023,192	0.0
5,248,570	Nomura Securities, Repurchase Agreement dated 12/31/18, 3.00%, due 01/02/19 (Repurchase Amount $5,249,433, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $5,353,541, due 01/03/19-11/20/68)	5,248,570	0.2
5,248,570	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $5,249,439, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $5,353,541, due 10/01/25-10/20/48)	5,248,570	0.2
5,248,570	TD Securities (USA) LLC, Repurchase Agreement dated 12/31/18, 3.00%, due 01/02/19 (Repurchase Amount $5,249,433, collateralized by various U.S. Government Agency Obligations, 3.500%-4.500%, Market Value plus accrued interest $5,353,541, due 06/01/47-08/01/48)	5,248,570	0.2
		22,017,472	0.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.3%
9,769,000	(7) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340%
	(Cost $9,769,000)	9,769,000	0.3

	Total Short-Term Investments
	(Cost $125,810,543)	125,806,101	4.0

	Total Investments in Securities (Cost $3,374,218,239)	$3,355,077,278	104.8
	Liabilities in Excess of Other Assets	(152,572,440)	(4.8)
	Net Assets	$3,202,504,838	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Variable rate security. Rate shown is the rate in effect as of December 31, 2018.
(4)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(5)	Settlement is on a when-issued or delayed-delivery basis.
(6)	Represents securities purchased with cash collateral received for securities on loan.
(7)	Rate shown is the 7-day yield as of December 31, 2018.

Reference Rate Abbreviations:
US0003M	3-month LIBOR
US0012M	12-month LIBOR

See Accompanying Notes to Financial Statements

137

Voya Global Equity Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.1%
		Australia: 1.7%
237,870		AGL Energy Ltd.	3,454,398	0.6
699,105		Aurizon Holdings Ltd.	2,109,199	0.4
94,917		Computershare Ltd.	1,150,324	0.2
101,668		Newcrest Mining Ltd.	1,562,542	0.3
83,607		Sonic Healthcare Ltd.	1,304,278	0.2
			9,580,741	1.7

		Belgium: 0.7%
44,075		UCB S.A.	3,599,900	0.7

		Canada: 3.7%
46,170		Bank of Montreal	3,016,336	0.5
56,076		Bank of Nova Scotia	2,795,174	0.5
62,096		BCE, Inc.	2,453,001	0.4
45,516	(1)	Canadian Imperial Bank of Commerce - XTSE	3,390,029	0.6
98,321		CI Financial Corp.	1,244,497	0.2
94,322		Empire Co. Ltd.	1,991,872	0.4
66,825		Great-West Lifeco, Inc.	1,379,379	0.3
26,284		Industrial Alliance Insurance & Financial Services, Inc.	838,847	0.2
68,786	(1)	National Bank Of Canada	2,824,096	0.5
20,467		TELUS Corp.	678,385	0.1
			20,611,616	3.7

		China: 0.5%
703,500		BOC Hong Kong Holdings Ltd.	2,611,200	0.5

		Denmark: 0.7%
86,068		Novo Nordisk A/S	3,952,852	0.7

		Finland: 1.1%
33,378		Nokian Renkaat OYJ	1,025,163	0.2
43,256		Orion Oyj	1,504,832	0.3
77,437		Sampo OYJ	3,431,985	0.6
			5,961,980	1.1

		France: 3.4%
10,584		Arkema SA	908,618	0.2
171,656		AXA S.A.	3,704,668	0.7
74,787		Bouygues SA	2,685,516	0.5
20,500		Cie Generale des Etablissements Michelin SCA	2,017,755	0.3
143,096		Credit Agricole SA	1,540,062	0.3
79,234		Edenred	2,918,109	0.5
204,340		Orange SA	3,311,491	0.6
63,570		Societe Generale	2,015,460	0.3
			19,101,679	3.4

		Germany: 2.0%
5,750		Allianz SE	1,155,494	0.2
40,184	(2)	Covestro AG	1,990,094	0.3
51,093		Deutsche Lufthansa AG	1,153,863	0.2
93,651		Deutsche Post AG	2,557,538	0.5
89,894		Evonik Industries AG	2,243,861	0.4
155,754		TUI AG	2,238,611	0.4
			11,339,461	2.0

		Hong Kong: 1.5%
145,500		CK Hutchison Holdings Ltd.	1,396,540	0.3
253,000		CLP Holdings Ltd.	2,859,127	0.5
1,429,000		HKT Trust / HKT Ltd.	2,058,518	0.4
655,000		NWS Holdings Ltd.	1,344,958	0.2
1,369,000		PCCW Ltd.	788,299	0.1
			8,447,442	1.5

		Israel: 0.3%
301,795		Bank Leumi Le-Israel BM	1,824,355	0.3

		Japan: 9.4%
250,800		Astellas Pharma, Inc.	3,204,379	0.6
93,200		Canon, Inc.	2,564,463	0.5
13,000		Central Japan Railway Co.	2,742,836	0.5
74,500		Fuji Film Holdings Corp.	2,887,957	0.5
99,300		Japan Airlines Co. Ltd.	3,519,299	0.6
99,500		Japan Tobacco, Inc.	2,364,229	0.4
54,500		Kamigumi Co., Ltd.	1,115,002	0.2
81,800		Kyushu Railway Co.	2,767,521	0.5
29,900		Medipal Holdings Corp.	639,687	0.1
21,300		MEIJI Holdings Co., Ltd.	1,735,896	0.3
20,600		Mitsubishi Corp.	564,781	0.1
230,400		Mitsui & Co., Ltd.	3,539,707	0.6
50,600		Nippon Telegraph & Telephone Corp.	2,064,446	0.4
26,800		Nomura Research Institute Ltd.	993,815	0.2
144,000		NTT DoCoMo, Inc.	3,235,569	0.6
24,700		Obic Co., Ltd.	1,906,556	0.3
23,400		Oracle Corp. Japan	1,485,382	0.3
165,000		ORIX Corp.	2,410,967	0.4
52,700		Sankyo Co., Ltd.	2,004,204	0.4
233,200		Sekisui House Ltd.	3,424,561	0.6
229,700		Sumitomo Corp.	3,259,160	0.6
55,200		Sundrug Co., Ltd.	1,643,809	0.3
15,600		Suzuken Co., Ltd.	794,393	0.1
908		United Urban Investment Corp.	1,406,242	0.3
			52,274,861	9.4

		Luxembourg: 0.2%
16,822		RTL Group SA	901,501	0.2

		Netherlands: 3.5%
241,259		ING Groep NV	2,595,129	0.5
140,632		Koninklijke Ahold Delhaize NV	3,552,677	0.6
37,384		LyondellBasell Industries NV - Class A	3,108,853	0.5
92,134		NN Group NV	3,663,122	0.7
228,446		Royal Dutch Shell PLC - Class A	6,723,814	1.2
			19,643,595	3.5

		New Zealand: 0.3%
647,397		Spark New Zealand Ltd.	1,805,863	0.3

		Panama: 0.4%
26,076		Copa Holdings S.A.- Class A	2,052,442	0.4

		Singapore: 0.8%
685,800		ComfortDelgro Corp., Ltd.	1,083,252	0.2

See Accompanying Notes to Financial Statements

138

Voya Global Equity Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

272,100		SATS Ltd	931,961	0.2
664,000		Singapore Technologies Engineering Ltd.	1,702,159	0.3
629,700		Yangzijiang Shipbuilding Holdings Ltd.	578,595	0.1
			4,295,967	0.8

		Spain: 0.8%
–		Banco Bilbao Vizcaya Argentaria SA	–	–
121,068	(1)	Endesa S.A.	2,791,912	0.5
70,743		Red Electrica Corp. SA	1,577,587	0.3
			4,369,499	0.8

		Sweden: 0.5%
64,158		Swedish Match AB	2,525,736	0.5

		Switzerland: 2.6%
7,554		Kuehne & Nagel International AG	972,402	0.2
42,757		Nestle SA	3,470,277	0.6
23,909		Roche Holding AG	5,935,621	1.1
13,160		Zurich Insurance Group AG	3,922,849	0.7
			14,301,149	2.6

		United Kingdom: 5.5%
343,314		Aviva PLC	1,643,101	0.3
827,610		Direct Line Insurance Group PLC	3,364,189	0.6
241,221		GlaxoSmithKline PLC	4,597,195	0.8
94,333		Imperial Brands PLC	2,863,170	0.5
127,415		International Consolidated Airlines Group SA	1,010,115	0.2
1,161,436		Legal & General Group PLC	3,422,019	0.6
4,571,500		Lloyds Banking Group Plc	3,013,446	0.6
828,935		Marks & Spencer Group PLC	2,599,870	0.5
53,073		Pearson PLC	635,809	0.1
116,460		Persimmon PLC	2,867,921	0.5
515,995		Royal Mail PLC	1,790,960	0.3
1,039,206		Taylor Wimpey PLC	1,807,032	0.3
390,098		Vodafone Group PLC	758,463	0.2
			30,373,290	5.5

		United States: 58.5%
57,952		AbbVie, Inc.	5,342,595	1.0
9,533		Accenture PLC	1,344,248	0.2
207,009		AES Corp.	2,993,350	0.5
92,900		Aflac, Inc.	4,232,524	0.8
173,368		AGNC Investment Corp.	3,040,875	0.5
20,748		Air Products & Chemicals, Inc.	3,320,717	0.6
15,376		Allison Transmission Holdings, Inc.	675,160	0.1
23,703		Allstate Corp.	1,958,579	0.3
87,246		Altria Group, Inc.	4,309,080	0.8
36,263		Ameren Corp.	2,365,435	0.4
19,143		Amgen, Inc.	3,726,568	0.7
43,367		Amphenol Corp.	3,513,594	0.6
349,038		Annaly Capital Management, Inc.	3,427,553	0.6
195,425		Apple Hospitality REIT, Inc.	2,786,761	0.5
58,693		Apple, Inc.	9,258,234	1.7
185,252		AT&T, Inc.	5,287,092	0.9
256,012		Bank of America Corp.	6,308,136	1.1
12,618		Boeing Co.	4,069,305	0.7
61,958		Booz Allen Hamilton Holding Corp.	2,792,447	0.5
81,216		Bristol-Myers Squibb Co.	4,221,608	0.8
27,744		Broadridge Financial Solutions, Inc. ADR	2,670,360	0.5
50,702		Bruker Corp.	1,509,399	0.3
6,248		Camden Property Trust	550,136	0.1
29,161		Carnival Corp.	1,437,637	0.3
126,359		Centerpoint Energy, Inc.	3,567,115	0.6
81,043		CenturyLink, Inc.	1,227,801	0.2
49,537		Chevron Corp.	5,389,130	1.0
177,137		Chimera Investment Corp.	3,156,581	0.6
137,237		Cisco Systems, Inc.	5,946,479	1.1
30,428		Citrix Systems, Inc.	3,117,653	0.6
30,052		Comerica, Inc.	2,064,272	0.4
45,730		Conagra Brands, Inc.	976,793	0.2
36,825		Darden Restaurants, Inc.	3,677,345	0.7
17,190		DXC Technology Co.	913,992	0.2
23,536		Eaton Corp. PLC	1,615,982	0.3
45,831		Eli Lilly & Co.	5,303,563	1.0
12,337		Everest Re Group Ltd.	2,686,505	0.5
12,137		Exelon Corp.	547,379	0.1
27,710		Expedia Group, Inc.	3,121,532	0.6
44,942		Expeditors International Washington, Inc.	3,060,101	0.5
63,021		Exxon Mobil Corp.	4,297,402	0.8
90,202		General Mills, Inc.	3,512,466	0.6
133,648		H&R Block, Inc.	3,390,650	0.6
14,654		Home Depot, Inc.	2,517,850	0.5
32,618		Honeywell International, Inc.	4,309,490	0.8
135,985		Intel Corp.	6,381,776	1.1
38,224		InterDigital, Inc.	2,539,220	0.5
39,659		International Business Machines Corp.	4,508,039	0.8
44,124		j2 Global, Inc.	3,061,323	0.5
26,807		Jabil, Inc.	664,546	0.1
18,879		JM Smucker Co.	1,764,998	0.3
65,704		Johnson & Johnson	8,479,101	1.5
26,824		Kimberly-Clark Corp.	3,056,327	0.5
34,767		KLA-Tencor Corp.	3,111,299	0.6
47,501		Kohl's Corp.	3,151,216	0.6
23,699		Lear Corp.	2,911,659	0.5
13,398		Marriott International, Inc.	1,454,487	0.3
59,349		Maxim Integrated Products	3,017,897	0.5
44,513		Maximus, Inc.	2,897,351	0.5
28,810		McDonald's Corp.	5,115,792	0.9
68,594		MDU Resources Group, Inc.	1,635,281	0.3
7,296		Merck & Co., Inc.	557,487	0.1
288,965		MFA Financial, Inc.	1,930,286	0.3
44,716		Microsoft Corp.	4,541,804	0.8
58,051		Molson Coors Brewing Co.	3,260,144	0.6
26,489		Motorola Solutions, Inc.	3,047,295	0.5
113,599		New Residential Investment Corp.	1,614,242	0.3
88,696		Newmont Mining Corp.	3,073,316	0.6
32,699		OGE Energy Corp.	1,281,474	0.2

See Accompanying Notes to Financial Statements

139

Voya Global Equity Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

49,442	Omnicom Group	3,621,132	0.6
20,516	Oneok, Inc.	1,106,838	0.2
115,610	Oracle Corp.	5,219,792	0.9
54,115	Paychex, Inc.	3,525,592	0.6
49,297	PBF Energy, Inc.	1,610,533	0.3
45,329	PepsiCo, Inc.	5,007,948	0.9
153,815	Perspecta, Inc.	2,648,694	0.5
162,600	Pfizer, Inc.	7,097,490	1.3
64,250	Philip Morris International, Inc.	4,289,330	0.8
36,263	Phillips 66	3,124,057	0.6
14,080	Pinnacle West Capital Corp.	1,199,616	0.2
146,547	Plains GP Holdings L.P.	2,945,595	0.5
40,189	Procter & Gamble Co.	3,694,173	0.7
37,527	Quest Diagnostics, Inc.	3,124,873	0.6
47,386	Republic Services, Inc.	3,416,057	0.6
26,326	Royal Gold, Inc.	2,254,822	0.4
129,422	Sabre Corp.	2,800,692	0.5
72,555	Service Corp. International	2,921,064	0.5
158,695	Starwood Property Trust, Inc.	3,127,878	0.6
33,366	T. Rowe Price Group, Inc.	3,080,349	0.6
75,456	Targa Resources Corp.	2,717,925	0.5
65,802	Telephone & Data Systems, Inc.	2,141,197	0.4
47,854	Texas Instruments, Inc.	4,522,203	0.8
40,002	Total System Services, Inc.	3,251,763	0.6
124,414	Two Harbors Investment Corp.	1,597,476	0.3
49,442	Tyson Foods, Inc.	2,640,203	0.5
54,866	Unum Group	1,611,963	0.3
41,310	Valero Energy Corp.	3,097,011	0.6
44,445	Walgreens Boots Alliance, Inc.	3,036,927	0.5
18,879	Walt Disney Co.	2,070,082	0.4
46,357	Waste Management, Inc.	4,125,309	0.7
102,527	Wells Fargo & Co.	4,724,444	0.8
51,325	Western Digital Corp.	1,897,485	0.3
187,201	Western Union Co.	3,193,649	0.6
		325,041,996	58.5

	Total Common Stock
	(Cost $595,436,589)	544,617,125	98.1

EXCHANGE-TRADED FUNDS: 0.9%
27,963	iShares MSCI EAFE ETF	1,643,665	0.3
13,413	SPDR S&P 500 ETF Trust	3,352,177	0.6

	Total Exchange-Traded Funds
	(Cost $5,496,226)	4,995,842	0.9

	Total Long-Term Investments
	(Cost $600,932,815)	549,612,967	99.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.8%
	Securities Lending Collateral(3): 1.7%
2,218,949	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $2,219,356, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $2,263,328, due 01/25/19-10/20/68)	2,218,949	0.4
2,218,949	Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $2,219,320, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $2,263,328, due 01/25/19-02/01/49)	2,218,949	0.4
463,855	Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.92%, due 01/02/19 (Repurchase Amount $463,929, collateralized by various U.S. Government Securities, 1.875%-2.625%, Market Value plus accrued interest $473,132, due 02/29/24-09/09/49)	463,855	0.1
2,218,949	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $2,219,316, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $2,263,328, due 10/01/25-10/20/48)	2,218,949	0.4

See Accompanying Notes to Financial Statements

140

Voya Global Equity Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

2,218,949	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/18, 3.37%, due 01/02/19 (Repurchase Amount $2,219,359, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $2,263,363, due 07/15/20-02/15/47)	2,218,949	0.4
		9,339,651	1.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.1%
893,000	(4) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340%
	(Cost $893,000)	893,000	0.1

	Total Short-Term Investments
	(Cost $10,232,651)	10,232,651	1.8

	Total Investments in Securities (Cost $611,165,466)	$559,845,618	100.8
	Liabilities in Excess of Other Assets	(4,675,477)	(0.8)
	Net Assets	$555,170,141	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Security, or a portion of the security, is on loan.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

141

Voya Small Company Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.9%
		Communication Services: 1.6%
241,002	(1)	Gray Television, Inc.	3,552,370	0.7
555,554	(1)	Vonage Holdings Corp.	4,849,986	0.9
			8,402,356	1.6

		Consumer Discretionary: 8.2%
185,152		American Eagle Outfitters, Inc.	3,578,988	0.7
213,793	(1)	At Home Group, Inc.	3,989,377	0.8
80,531		Caleres, Inc.	2,241,178	0.4
198,590		Callaway Golf Co.	3,038,427	0.6
55,112		Childrens Place, Inc./The	4,965,040	0.9
290,071		Dana, Inc.	3,953,668	0.7
256,557		Extended Stay America, Inc.	3,976,633	0.7
58,776		Jack in the Box, Inc.	4,562,781	0.9
147,160		La-Z-Boy, Inc.	4,077,804	0.8
34,966		Marriott Vacations Worldwide Corp.	2,465,453	0.5
158,108		Red Rock Resorts, Inc.	3,211,173	0.6
71,731	(1)	TopBuild Corp.	3,227,895	0.6
			43,288,417	8.2

		Consumer Staples: 2.2%
71,731	(1)	Edgewell Personal Care Co.	2,679,153	0.5
323,778	(1)	Hostess Brands, Inc.	3,542,131	0.7
175,050	(1)	Performance Food Group Co.	5,648,864	1.0
			11,870,148	2.2

		Energy: 2.4%
205,435	(1)	Carrizo Oil & Gas, Inc.	2,319,361	0.4
68,300	(1)	Dril-Quip, Inc.	2,051,049	0.4
514,603	(1)	Forum Energy Technologies, Inc.	2,125,310	0.4
422,648	(1)	Laredo Petroleum, Inc.	1,529,986	0.3
259,623	(1)	QEP Resources, Inc.	1,461,678	0.3
208,471	(1)	Unit Corp.	2,976,966	0.6
			12,464,350	2.4

		Financials: 21.7%
214,941		BrightSphere Investment Group PLC	2,295,570	0.4
112,386		Cadence BanCorp	1,885,837	0.4
250,276		CenterState Bank Corp.	5,265,807	1.0
126,733		Columbia Banking System, Inc.	4,599,141	0.9
377,913		First BanCorp. Puerto Rico	3,250,052	0.6
184,953		First Financial Bancorp.	4,387,085	0.8
46,237		Hanover Insurance Group, Inc.	5,399,095	1.0
118,532		Horace Mann Educators Corp.	4,439,023	0.8
125,994		Houlihan Lokey, Inc.	4,636,579	0.9
111,722	(2)	Independent Bank Group, Inc.	5,113,516	1.0
83,214		Kemper Corp.	5,523,745	1.0
90,818		Lakeland Financial Corp.	3,647,251	0.7
145,607		MB Financial, Inc.	5,770,405	1.1
153,608	(1)	Pacific Premier Bancorp, Inc.	3,920,076	0.7
28,356		Primerica, Inc.	2,770,665	0.5
74,594		ProAssurance Corp.	3,025,533	0.6
244,348		Radian Group, Inc.	3,997,533	0.8
372,614		Redwood Trust, Inc.	5,615,293	1.1
173,397	(1)	Seacoast Banking Corp. of Florida	4,511,790	0.9
98,551		Selective Insurance Group	6,005,698	1.1
211,487		Simmons First National Corp.	5,103,181	1.0
88,188		Sterling Bancorp, Inc./MI	612,907	0.1
130,565		Stifel Financial Corp.	5,408,002	1.0
223,721		Two Harbors Investment Corp.	2,872,578	0.5
193,538		Union Bankshares Corp.	5,463,578	1.0
68,256		Wintrust Financial Corp.	4,538,341	0.9
123,847		WSFS Financial Corp.	4,695,040	0.9
			114,753,321	21.7

		Health Care: 11.8%
35,303	(1),(2)	Aerie Pharmaceuticals, Inc.	1,274,438	0.2
37,501	(1)	Amedisys, Inc.	4,391,742	0.8
87,314	(1)	AMN Healthcare Services, Inc.	4,947,211	0.9
26,334	(1)	Arena Pharmaceuticals, Inc.	1,025,709	0.2
122,293	(1)	Array Biopharma, Inc.	1,742,675	0.3
27,330	(1)	Blueprint Medicines Corp.	1,473,360	0.3
72,389	(1),(2)	Clovis Oncology, Inc.	1,300,107	0.2
44,577	(1)	Dermira, Inc.	320,509	0.1
23,093	(1)	Emergent Biosolutions, Inc.	1,368,953	0.3
140,118	(1)	Epizyme, Inc.	863,127	0.2
43,168	(1)	FibroGen, Inc.	1,997,815	0.4
22,849	(1)	G1 Therapeutics, Inc.	437,558	0.1
54,985	(1)	HealthEquity, Inc.	3,279,855	0.6
55,766		Hill-Rom Holdings, Inc.	4,938,079	0.9
223,498	(1)	Immunogen, Inc.	1,072,791	0.2
114,485	(1),(2)	Immunomedics, Inc.	1,633,701	0.3
118,842	(1)	Insmed, Inc.	1,559,207	0.3
12,109	(1)	Ligand Pharmaceuticals, Inc.	1,643,191	0.3
13,019	(1)	Loxo Oncology, Inc.	1,823,571	0.3
11,826	(1)	MacroGenics, Inc.	150,190	0.0
82,818	(1)	Medidata Solutions, Inc.	5,583,590	1.1
66,068	(1)	Medpace Holdings, Inc.	3,496,979	0.7
42,604	(1)	Merit Medical Systems, Inc.	2,377,729	0.5
57,800	(1),(2)	Puma Biotechnology, Inc.	1,176,230	0.2
57,150	(1)	Supernus Pharmaceuticals, Inc.	1,898,523	0.4
265,555	(1),(2)	TherapeuticsMD, Inc.	1,011,765	0.2
81,053	(1)	Tivity Health, Inc.	2,010,925	0.4
15,393	(1)	Ultragenyx Pharmaceutical, Inc.	669,288	0.1
192,716	(1),(2)	Wright Medical Group NV	5,245,730	1.0

See Accompanying Notes to Financial Statements

142

Voya Small Company Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

38,054	(1)	Zogenix, Inc.	1,387,449	0.3
			62,101,997	11.8

		Industrials: 16.6%
129,447	(1)	Atlas Air Worldwide Holdings, Inc.	5,461,369	1.0
112,625		Barnes Group, Inc.	6,038,952	1.2
88,797	(1)	Beacon Roofing Supply, Inc.	2,816,641	0.5
160,488	(1)	Casella Waste Systems, Inc.	4,572,303	0.9
51,223		Curtiss-Wright Corp.	5,230,893	1.0
89,792		EMCOR Group, Inc.	5,359,684	1.0
9,794	(1)	Esterline Technologies Corp.	1,189,481	0.2
55,074		GATX Corp.	3,899,790	0.8
100,983		Granite Construction, Inc.	4,067,595	0.8
121,992	(2)	Healthcare Services Group, Inc.	4,901,639	0.9
91,760		ICF International, Inc.	5,944,213	1.1
256,432		Pitney Bowes, Inc.	1,515,513	0.3
74,566		Regal Beloit Corp.	5,223,348	1.0
128,725	(1)	SPX FLOW, Inc.	3,915,815	0.8
105,002		Tetra Tech, Inc.	5,435,954	1.0
206,920		Universal Forest Products, Inc.	5,371,643	1.0
83,908		Watts Water Technologies, Inc.	5,414,583	1.0
165,276		Werner Enterprises, Inc.	4,882,253	0.9
84,496		Woodward, Inc.	6,277,208	1.2
			87,518,877	16.6

		Information Technology: 15.6%
192,084	(1)	8x8, Inc.	3,465,195	0.6
242,180	(1)	ACI Worldwide, Inc.	6,701,121	1.3
44,162	(1)	CACI International, Inc.	6,360,653	1.2
80,976	(1)	Cornerstone OnDemand, Inc.	4,083,620	0.8
53,707	(1)	Electro Scientific Industries, Inc.	1,609,062	0.3
204,547		Entegris, Inc.	5,705,839	1.1
29,371	(1)	Everbridge, Inc.	1,667,098	0.3
93,099	(1)	ExlService Holdings, Inc.	4,898,869	0.9
103,512		j2 Global, Inc.	7,181,662	1.4
101,170		Mantech International Corp.	5,290,685	1.0
105,509	(1)	Plexus Corp.	5,389,400	1.0
194,657	(1)	Rudolph Technologies, Inc.	3,984,629	0.7
88,969	(1)	Semtech Corp.	4,081,008	0.8
66,424		SYNNEX Corp.	5,369,716	1.0
9,889	(1)	Trade Desk, Inc./The	1,147,717	0.2
304,028	(1)	TTM Technologies, Inc.	2,958,192	0.6
99,870	(1)	Verint Systems, Inc.	4,225,500	0.8
359,312	(1)	Viavi Solutions, Inc.	3,611,086	0.7
108,017	(1)	Virtusa Corp.	4,600,444	0.9
			82,331,496	15.6

		Materials: 3.9%
110,310		Carpenter Technology Corp.	3,928,139	0.7
254,512		Commercial Metals Co.	4,077,282	0.8
90,880		Minerals Technologies, Inc.	4,665,779	0.9
172,631		PolyOne Corp.	4,937,247	0.9
89,069		Worthington Industries, Inc.	3,103,164	0.6
			20,711,611	3.9

		Real Estate: 7.7%
176,248		Americold Realty Trust	4,501,374	0.8
848,587		Cousins Properties, Inc.	6,703,837	1.3
333,968		Easterly Government Properties, Inc.	5,236,618	1.0
404,109		Essential Properties Realty Trust, Inc.	5,592,869	1.1
218,753		First Industrial Realty Trust, Inc.	6,313,212	1.2
96,190		Hudson Pacific Properties, Inc.	2,795,281	0.5
335,977		Physicians Realty Trust	5,385,711	1.0
242,584		Urban Edge Properties	4,031,746	0.8
			40,560,648	7.7

		Utilities: 4.2%
77,333		Black Hills Corp.	4,854,966	0.9
43,420		El Paso Electric Co.	2,176,645	0.4
70,803		Idacorp, Inc.	6,588,927	1.3
61,908		NorthWestern Corp.	3,679,811	0.7
109,166		Portland General Electric Co.	5,005,261	0.9
			22,305,610	4.2

	Total Common Stock
	(Cost $573,930,652)		506,308,831	95.9

EXCHANGE-TRADED FUNDS: 1.5%
58,049		iShares Russell 2000 ETF	7,772,761	1.5

	Total Exchange-Traded Funds
	(Cost $8,094,119)		7,772,761	1.5

	Total Long-Term Investments
	(Cost $582,024,771)		514,081,592	97.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.7%
	Securities Lending Collateral(3): 1.8%
2,211,932	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $2,212,338, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $2,256,171, due 01/25/19-10/20/68)	2,211,932	0.4

See Accompanying Notes to Financial Statements

143

Voya Small Company Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

2,211,932	Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $2,212,302, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $2,256,171, due 01/25/19-02/01/49)	2,211,932	0.5
463,670	Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.92%, due 01/02/19 (Repurchase Amount $463,744, collateralized by various U.S. Government Securities, 1.875%-2.625%, Market Value plus accrued interest $472,944, due 02/29/24-09/09/49)	463,670	0.1
2,211,932	Nomura Securities, Repurchase Agreement dated 12/31/18, 3.00%, due 01/02/19 (Repurchase Amount $2,212,296, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $2,256,171, due 01/03/19-11/20/68)	2,211,932	0.4
2,211,932	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $2,212,298, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $2,256,171, due 10/01/25-10/20/48)	2,211,932	0.4
		9,311,398	1.8

Shares	Value	Percentage of Net Assets

	Mutual Funds: 2.9%
15,568,000	(4) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340%
	(Cost $15,568,000)	15,568,000	2.9

	Total Short-Term Investments
	(Cost $24,879,398)	24,879,398	4.7

	Total Investments in Securities (Cost $606,904,169)	$538,960,990	102.1
	Liabilities in Excess of Other Assets	(11,260,919)	(2.1)
	Net Assets	$527,700,071	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

144

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Variable Portfolios, Inc.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: March 11, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: March 11, 2019

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 11, 2019